UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6067

DIMENSIONAL INVESTMENT GROUP INC.

(Exact name of registrant as specified in charter)

6300 Bee Cave Road, Building One, Austin, TX 78746

(Address of principal executive offices) (Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary

Dimensional Investment Group Inc.,

6300 Bee Cave Road, Building One, Austin, TX 78746

(Name and address of agent for service)

Registrant’s telephone number, including area code: 512-306-7400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Institutional Index Portfolio

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association

Investment Footnotes

†	See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
(y)	The rate shown is the effective yield.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
REITs	Real Estate Investment Trusts
SEC	Securities and Exchange Commission

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

U.S. Large Company Institutional Index Portfolio vs.

S&P 500® Index

October 31, 1999-October 31, 2009

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index®. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchase stocks and/or other securities.

U.S. Large Company Institutional Index Portfolio

The U.S. Large Company Institutional Index Portfolio seeks to approximate the returns of the S&P 500® Index by purchasing shares of a Master Fund that invests in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Portfolio was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2009, the total return was 10.07% for the Portfolio and 9.80% for the S&P 500® Index. Relative to the Index, outperformance was mostly due to the flexible trading approach employed by the Master Fund to gain exposure to the performance of the Index during periods of index reconstitution.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,200.20	0.10%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.70	0.10%	$0.51

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Company Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$785,743
Investment Securities Sold	91
Receivable for Fund Shares Sold	337
Prepaid Expenses and Other Assets	24

Total Assets	786,195

LIABILITIES:
Payables:
Fund Shares Redeemed	428
Due to Advisor	25
Accrued Expenses and Other Liabilities	53

Total Liabilities	506

NET ASSETS	$785,689

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	96,246,158

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$8.16

Investment in Affiliated Investment Company at Cost	$763,427

NET ASSETS CONSIST OF:
Paid-In Capital	$861,070
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	2,126
Accumulated Net Realized Gain (Loss)	(99,823)
Net Unrealized Appreciation (Depreciation)	22,316

NET ASSETS	$785,689

(1) NUMBER OF SHARES AUTHORIZED	500,000,000

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends	$17,067
Interest	29
Income from Securities Lending	830
Expenses Allocated from Affiliated Investment Company	(409)

Total Investment Income	17,517

Expenses
Administrative Services Fees	340
Accounting & Transfer Agent Fees	25
Filing Fees	41
Shareholders’ Reports	47
Directors’/Trustees’ Fees & Expenses	13
Audit Fees	3
Legal Fees	27
Other	9

Total Expenses	505

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(233)

Net Expenses	272

Net Investment Income (Loss)	17,245

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(37,974)
Futures	12,592
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	73,084
Futures	1,948

Net Realized and Unrealized Gain (Loss)	49,650

Net Increase (Decrease) in Net Assets Resulting from Operations	$66,895

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$17,245	$18,019	$18,174
Net Realized Gain (Loss) on:
Investment Securities Sold	(37,974)	(22,091)	2,354
Futures	12,592	(4,079)	441
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	73,084	(342,835)	48,691
Futures	1,948	682	(119)

Net Increase (Decrease) in Net Assets Resulting from Operations	66,895	(350,304)	69,541

Distributions From:
Net Investment Income	(18,243)	(19,755)	(17,347)

Total Distributions	(18,243)	(19,755)	(17,347)

Capital Share Transactions (1):
Shares Issued	156,796	224,711	178,336
Shares Issued in Lieu of Cash Distributions	17,318	19,426	16,995
Shares Redeemed	(166,295)	(147,002)	(122,788)

Net Increase (Decrease) from Capital Share Transactions	7,819	97,135	72,543

Total Increase (Decrease) in Net Assets	56,471	(272,924)	124,737
Net Assets
Beginning of Period	729,218	1,002,142	877,405

End of Period	$785,689	$729,218	$1,002,142

(1) Shares Issued and Redeemed:
Shares Issued	22,124	22,832	15,525
Shares Issued in Lieu of Cash Distributions	2,474	1,861	1,500
Shares Redeemed	(24,057)	(15,126)	(10,622)

Net Increase (Decrease) from Shares Issued and Redeemed	541	9,567	6,403

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,126	$3,125	$4,861

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$7.62	$11.63	$11.00	$9.82	$9.23	$8.32

Income from Investment Operations
Net Investment Income (Loss)	0.18	(A)	0.20	(A)	0.22	(A)	0.19	(A)	0.17	0.17
Net Gains (Losses) on Securities
(Realized and Unrealized)	0.55	(3.99)	0.62	1.18	0.61	0.88

Total from Investment Operations	0.73	(3.79)	0.84	1.37	0.78	1.05

Less Distributions
Net Investment Income	(0.19)	(0.22)	(0.21)	(0.19)	(0.19)	(0.14)

Total Distributions	(0.19)	(0.22)	(0.21)	(0.19)	(0.19)	(0.14)

Net Asset Value, End of Period	$8.16	$7.62	$11.63	$11.00	$9.82	$9.23

Total Return	10.07%	(33.10	)%(C)	7.71%	14.11%	8.50%	12.66%

Net Assets, End of Period (thousands)	$785,689	$729,218	$1,002,142	$877,405	$692,595	$534,285
Ratio of Expenses to Average Net Assets (D)	0.10%	0.10	%(B)	0.10%	0.10%	0.10%	0.10%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.13%	0.11	%(B)	0.11%	0.11%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.10	%(B)	1.90%	1.90%	1.82%	1.96%

See Page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the U.S. Large Company Institutional lndex Portfolio (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Company Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 22% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:   The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—   Level 1 – quoted prices in active markets for identical securities

—   Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—   Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of these inputs used to value the Portfolio’s net assets as of October 31, 2009 are listed below (in thousands):

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Large Company Institutional Index Portfolio	$785,743	—	—	$785,743

2.  Deferred Compensation Plan:   Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1

Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $19 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.  Other:   The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and futures from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor at an effective annual rate of 0.05% of average daily net assets.

Pursuant to the Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has contractually agreed to waive its administration fee to the extent necessary to reduce the Portfolio’s expenses to the extent that its total direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Series) exceed 0.10% of its average daily net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than 0.10% of its average daily net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio’s total direct and indirect expenses to exceed 0.10% of its average daily net assets on an annualized basis. The Portfolio is not obligated to reimburse the Advisor for fees waived by the Advisor more than thirty-six months before the date of such recovery. The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from March 1, 2009 to March 1, 2010, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At October 31, 2009, approximately $418 (in thousands) of previously waived fees are subject to future recovery by the Advisor over various periods not exceeding October 31, 2012.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to net realized gains on securities were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amount in thousands):

Increase (Decrease) Paid-In-Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$(51,204)	$(1)	$51,205

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$17,347	—	$17,347
2008	19,755	—	19,755
2009	18,243	—	18,243

As of October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Total Net Distributable Earnings/ (Accumulated Losses)
$2,146	—	$(50,288)	$(48,142)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

Expires on October 31,
2010	2011	2013	2014	2016	2017	Total
$14,821	$13,996	$1,702	$1,944	$15,152	$2,673	$50,288

During the period ended October 31,2009, the Portfolio expired $50,824 of capital loss carryforwards.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$812,931	$104,059	$(131,247)	$(27,188)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Portfolio’s financial tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, two shareholders held approximately 91% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

H. Subsequent Event Evaluations:

Management has evaluated the impact of all the subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On December 18, 2009, the Board of Directors of Dimensional Investment Group Inc., on behalf of the U.S. Large Company Institutional Index Portfolio (the “Large Company Institutional Portfolio”), approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”), under which the U.S. Large Company Portfolio (the “Large Company Portfolio”), a portfolio of DFA Investment Dimensions Group Inc., will be reorganized with and into the Large Company Institutional Portfolio. Under the Plan of Reorganization, the Large Company Portfolio will transfer substantially all of its assets to the Large Company Institutional Portfolio in exchange solely for shares of the Large Company Institutional Portfolio (the “Reorganization”), which will be distributed to shareholders of the Large Company Portfolio according to their interests held in the Large Company Portfolio immediately prior to the Reorganization. As soon as practicable thereafter, the Large Company Portfolio will be liquidated and dissolved.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Company Institutional Index Portfolio and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Institutional Index Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*

1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

U.S. Large Company Institutional Index Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	51,732,595	96.87%	662,055	1.24%	1,010,728	1.89%	55.52%	0.71%	1.08%
5b	Making Loans	51,732,615	96.87%	662,036	1.24%	1,010,727	1.89%	55.52%	0.71%	1.08%
5c	Investments in Real Estate	51,761,717	96.92%	613,072	1.15%	1,030,589	1.93%	55.55%	0.66%	1.11%
5d	Investments in Commodities	51,789,882	96.98%	610,543	1.14%	4,004,953	7.50%	55.58%	0.66%	4.30%
5e	Diversification of Investments	51,905,924	97.19%	509,910	0.95%	989,544	1.85%	55.71%	0.55%	1.06%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	51,634,695	96.68%	764,925	1.43%	1,005,758	1.88%	55.41%	0.82%	1.08%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	51,963,094	97.30%	431,757	0.81%	1,010,527	1.89%	55.77%	0.46%	1.08%

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The U.S. Large Company Series vs.

S&P 500® Index

October 31, 1999-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,200.50	0.06%	$0.33
Hypothetical 5% Annual Return	$1,000.00	$1,024.90	0.06%	$0.31

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The U.S. Large Company Series
Consumer Discretionary	9.2%
Consumer Staples	11.9%
Energy	12.4%
Financials	13.6%
Health Care	12.6%
Industrials	10.0%
Information Technology	19.0%
Materials	3.4%
Real Estate Investment Trusts	1.1%
Telecommunication Services	3.1%
Utilities	3.7%

100.0%

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (92.1%)
Consumer Discretionary — (8.5%)
*Amazon.com, Inc.	126,572	$15,038,019	0.4%
Comcast Corp. Class A	1,092,473	15,840,859	0.4%
Disney (Walt) Co.	707,515	19,364,686	0.6%
#Home Depot, Inc.	648,891	16,280,675	0.5%
McDonald’s Corp.	415,454	24,349,759	0.7%
Other Securities		227,637,040	6.5%

Total Consumer Discretionary		318,511,038	9.1%

Consumer Staples — (11.0%)
Coca-Cola Co.	882,204	47,030,295	1.3%
Colgate-Palmolive Co.	189,741	14,919,335	0.4%
CVS Caremark Corp.	549,409	19,394,138	0.6%
Kraft Foods, Inc.	561,489	15,452,177	0.4%
PepsiCo, Inc.	593,045	35,908,875	1.0%
Philip Morris International, Inc.	736,409	34,876,330	1.0%
Procter & Gamble Co.	1,111,163	64,447,454	1.8%
Wal-Mart Stores, Inc.	822,201	40,846,946	1.2%
Other Securities		141,728,671	4.1%

Total Consumer Staples		414,604,221	11.8%

Energy — (11.4%)
Chevron Corp.	763,458	58,435,075	1.7%
ConocoPhillips	564,511	28,327,162	0.8%
Exxon Mobil Corp.	1,829,468	131,117,972	3.7%
Occidental Petroleum Corp.	308,646	23,420,058	0.7%
Schlumberger, Ltd.	455,987	28,362,391	0.8%
Other Securities		159,417,519	4.5%

Total Energy		429,080,177	12.2%

Financials — (12.5%)
American Express Co.	452,705	15,772,242	0.4%
Bank of America Corp.	3,293,490	48,019,084	1.4%
Citigroup, Inc.	4,964,744	20,305,803	0.6%
Goldman Sachs Group, Inc.	194,617	33,117,975	0.9%
JPMorgan Chase & Co.	1,497,052	62,531,862	1.8%
Morgan Stanley	517,407	16,619,113	0.5%
#U.S. Bancorp	727,850	16,900,677	0.5%
Wells Fargo & Co.	1,778,388	48,941,238	1.4%
Other Securities		209,712,141	6.0%

Total Financials		471,920,135	13.5%

Health Care — (11.7%)
Abbott Laboratories	588,498	29,760,344	0.8%
*Amgen, Inc.	386,571	20,770,460	0.6%
Bristol-Myers Squibb Co.	754,098	16,439,336	0.5%
*Gilead Sciences, Inc.	344,234	14,647,157	0.4%
Johnson & Johnson	1,049,083	61,948,351	1.8%
Medtronic, Inc.	421,338	15,041,767	0.4%
#Merck & Co., Inc.	802,803	24,830,697	0.7%
Pfizer, Inc.	3,069,869	52,279,869	1.5%
Schering-Plough Corp.	622,008	17,540,626	0.5%
Other Securities		186,020,772	5.3%

Total Health Care		439,279,379	12.5%

Industrials — (9.2%)
3M Co.	265,836	19,557,555	0.6%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	4,045,427	$57,687,789	1.6%
United Parcel Service, Inc.	378,570	20,321,638	0.6%
United Technologies Corp.	358,323	22,018,948	0.6%
Other Securities		228,629,561	6.5%

Total Industrials		348,215,491	9.9%

Information Technology — (17.5%)
*Apple, Inc.	341,019	64,282,082	1.8%
*Cisco Sytems, Inc.	2,195,717	50,172,133	1.4%
*Google, Inc.	91,589	49,102,695	1.4%
Hewlett-Packard Co.	902,618	42,838,250	1.2%
Intel Corp.	2,131,047	40,724,308	1.2%
International Business Machines Corp.	499,027	60,187,646	1.7%
Microsoft Corp.	2,951,141	81,835,140	2.4%
Oracle Corp.	1,486,799	31,371,459	0.9%
QUALCOMM, Inc.	632,808	26,204,579	0.8%
Other Securities		214,771,869	6.1%

Total Information Technology		661,490,161	18.9%

Materials — (3.1%)
Other Securities		117,813,227	3.4%

Real Estate Investment Trusts — (1.0%)
Other Securities		37,279,130	1.1%

Telecommunication Services — (2.8%)
AT&T, Inc.	2,246,012	57,655,128	1.7%
Verizon Communications, Inc.	1,081,364	31,997,561	0.9%
Other Securities		17,544,350	0.5%

Total Telecommunication Services		107,197,039	3.1%

Utilities — (3.4%)
Other Securities		127,970,719	3.6%

TOTAL COMMON STOCKS		3,473,360,717	99.1%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $25,855,000, FNMA 6.50%, 06/25/39 valued at $27,826,444) to be repurchased at $27,414,434	$27,414	27,414,000	0.8%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (7.2%)
§@DFA Short Term Investment Fund LP	269,088,352	$269,088,352	7.7%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $2,507,470 FHLMC 5.793%(r), 01/01/37, valued at $1,408,594) to be repurchased at $1,367,576	$1,368	1,367,567	0.0%

TOTAL SECURITIES LENDING COLLATERAL		270,455,919	7.7%

TOTAL INVESTMENTS — (100.0%)
(Cost $3,544,033,089)		$3,771,230,636	107.6%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$318,511,038	$—	—	$318,511,038
Consumer Staples	414,604,221	—	—	414,604,221
Energy	429,080,177	—	—	429,080,177
Financials	471,920,135	—	—	471,920,135
Health Care	439,279,379	—	—	439,279,379
Industrials	348,215,491	—	—	348,215,491
Information Technology	661,490,161	—	—	661,490,161
Materials	117,813,227	—	—	117,813,227
Real Estate Investment Trusts	37,279,130	—	—	37,279,130
Telecommunication Services	107,197,039	—	—	107,197,039
Utilities	127,970,719	—	—	127,970,719
Temporary Cash Investments	—	27,414,000	—	27,414,000
Securities Lending Collateral	—	270,455,919	—	270,455,919
Other Financial Instruments**	140,905	—	—	140,905

TOTAL	$3,473,501,622	$297,869,919	—	$3,771,371,541

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:
Investments at Value (including $252,538 of securities on loan)	$3,473,361
Temporary Cash Investments at Value & Cost	27,414
Collateral Received from Securities on Loan at Value & Cost	270,456
Cash	2,839
Receivables:
Dividends and Interest	4,362
Fund Shares Sold	71
Securities Lending Income	62
Prepaid Expenses and Other Assets	1

Total Assets	3,778,566

LIABILITIES:
Payables:
Upon Return of Securities Loaned	270,456
Investment Securities Purchased	1,042
Fund Shares Redeemed	458
Due to Advisor	75
Futures Margin Variation	851
Accrued Expenses and Other Liabilities	233

Total Liabilities	273,115

NET ASSETS	$3,505,451

Investments at Cost	$3,246,163

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $2)	$76,385
Interest	131
Income from Securities Lending	3,715

Total Investment Income	80,231

Expenses
Investment Advisory Services Fees	762
Accounting & Transfer Agent Fees	341
S&P 500® Fees	90
Custodian Fees	47
Shareholders’ Reports	32
Directors’/Trustees’ Fees & Expenses	59
Audit Fees	63
Legal Fees	75
Other	359

Total Expenses	1,828

Net Investment Income (Loss)	78,403

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(215,329)
Futures	20,268
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	427,495
Futures	(2,236)

Net Realized and Unrealized Gain (Loss)	230,198

Net Increase (Decrease) in Net Assets Resulting from Operations	$308,601

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$78,403	$84,705	$94,262
Net Realized Gain (Loss) on:
Investment Securities Sold	(215,329)	(126,174)	10,206
Futures	20,268	(22,232)	3,585
In-Kind Redemptions	—	24,362 *	529,199 *
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	427,495	(1,591,847)	(217,829)
Futures	(2,236)	1,195	(216)

Net Increase (Decrease) in Net Assets Resulting from Operations	308,601	(1,629,991)	419,207

Transactions in Interest:
Contributions	363,357	696,520	616,294
Withdrawals	(440,159)	(299,226)*	(1,482,132)*

Net Increase (Decrease) from Transactions in Interest	(76,802)	397,294	(865,838)

Total Increase (Decrease) in Net Assets	231,799	(1,232,697)	(446,631)
Net Assets
Beginning of Period	3,273,652	4,506,349	4,952,980

End of Period	$3,505,451	$3,273,652	$4,506,349

*	See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

FINANCIAL HIGHLIGHTS

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	10.17%	(33.10	)%(C)	7.77%	14.25%	8.51%	12.77%
Net Assets, End of Period (thousands)	$3,505,451	$3,273,652		$4,506,349	$4,952,980	$4,238,712	$3,493,919
Ratio of Expenses to Average Net Assets	0.06%	0.04	%(B)	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Incometo Average Net Assets	2.57%	2.16	%(B)	1.96%	1.95%	1.87%	1.99%
Portfolio Turnover Rate	10%	6	%(C)	13%*	4%	6%	2%

 See Page 1 for the Definitions of Abbreviations and Footnotes.

*	Excluding security sales due to the In-Kind Redemptions, the portfolio turnover rate would have been 5%. See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940.The Trust consists of twelve investment portfolios, of which The U.S. Large Company Series (the “Series”) is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:   Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2.  Deferred Compensation Plan:   Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $87 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

3.  Other:   Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$324,298
Sales	294,824

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains or losses have been deemed to have been “passed down” to its partners.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,858,145	$789,949	$(876,863)	$(86,914)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Series is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements:   The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.  Futures Contracts:   The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
The U.S. Large Company Series	S&P 500 ® Index	12/18/2009	118*	$30,474	$141	$2,655

* During the year ended October 31, 2009, the Series had limited activity in futures transactions.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

The following is a summary of the Series’ location and value of derivative instrument holdings on the Series’ Statements of Assets and Liabilities categorized by primary risk exposure as of October 31, 2009 (amounts in thousands):

Asset Derivatives Value
	Location on the Statements of Assets and Liabilities	Equity Contracts
Payables: Futures
The U.S. Large Company Series	Margin Variation	$141*

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of realized and change in unrealized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Contracts
The U.S. Large Company Series	$20,268

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts
The U.S. Large Company Series	$(2,236)

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except for percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
2.48%	$8,245	10	$6	$14,732

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $24,362 (in thousands) of net gain.

During the year ended November 30, 2007, The U.S. Large Company Series distributed securities in lieu of cash for shareholder redemptions. The value of the redemption was $1,099,445 (in thousands) which resulted in a realized gain of $529,199 (in thousands) to the Series.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all the subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Company Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*

1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: To approve Articles of Amendment and Restatement for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

*	Results are for all Series within DFAITC

The U.S. Large Company Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	98,665,686	84.14%	3,106,492	2.65%	15,494,433	13.21%	84.14%	2.65%	13.21%
5b	Making Loans	98,733,300	84.20%	3,052,305	2.60%	15,481,007	13.20%	84.20%	2.60%	13.20%
5c	Investments in Real Estate	100,125,217	85.38%	1,637,239	1.40%	15,504,156	13.22%	85.38%	1.40%	13.22%
5d	Investments in Commodities	98,776,384	84.23%	2,997,328	2.56%	15,492,899	13.21%	84.23%	2.56%	13.21%
5e	Diversification of Investments	99,185,648	84.58%	2,614,284	2.23%	15,466,679	13.19%	84.58%	2.23%	13.19%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or
	Hypothecating Assets	98,359,523	83.88%	3,372,501	2.88%	15,534,587	13.25%	83.88%	2.88%	13.25%
6b	Purchasing Securities on Margin	98,444,356	83.95%	3,290,886	2.81%	15,531,369	13.24%	83.95%	2.81%	13.24%
6c	Investing in Restricted or Illiquid
	Securities	98,296,531	83.82%	3,028,611	2.58%	15,941,469	13.59%	83.82%	2.58%	13.59%
6d	Investing for the Purpose of
	Exercising Control	98,535,100	84.03%	2,726,201	2.32%	16,005,309	13.65%	84.03%	2.32%	13.65%
6e	Investing in Other Investment
	Companies	98,532,657	84.02%	2,740,349	2.34%	15,993,605	13.64%	84.02%	2.34%	13.64%
6f	Management Ownership of
	Securities of an Issuer	98,694,385	84.16%	2,533,976	2.16%	16,038,250	13.68%	84.16%	2.16%	13.68%
6g	Investing in Oil, Gas, or other
	Mineral Exploration, Leases or
	Development Programs	98,853,168	84.30%	2,461,685	2.10%	15,951,758	13.60%	84.30%	2.10%	13.60%
6h	Investing in Securities of
	Unseasoned Issuers	98,385,119	83.90%	2,882,682	2.46%	15,998,811	13.64%	83.90%	2.46%	13.64%
6i	Investing in Warrants	98,619,865	84.10%	2,598,182	2.22%	16,048,564	13.69%	84.10%	2.22%	13.69%
6j	Writing or Acquiring Options	98,646,590	84.12%	2,632,309	2.24%	15,987,712	13.63%	84.12%	2.24%	13.63%

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief
Executive Officer and
President of DFAIDG, DIG
and DEM. Chairman,
Trustee, Chief Executive
Officer, Chief Investment
Officer and President of
DFAITC.
6300 Bee Cave Road,
Building One
Austin, Texas 78746
Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto
Director, Chief Investment
Officer and Vice President
of DFAIDG, DIG and
DEM.
Trustee, Chief Investment
Officer and Vice President
of DFAITC
6300 Bee Cave Road,
Building One
Austin, TX 78746
Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies

Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

41

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

42

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

43

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)	Qualifying Short-Term Capital Gain(4)
U.S. Large Company Institutional Index Portfolio	100%	100%	100%	100%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

44

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

Table of Contents

Continued

ii

Table of Contents

Continued

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

iii

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
AMBAC	American Municipal Bond Assurance Corporation
ETM	Escrowed to Maturity
FGIC	Federal Guaranty Insurance Corporation
FSA	Financial Security Assurance
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
GO	General Obligation
MBIA	Municipal Bond Insurance Association
NATL-RE	Credit rating enhanced by guaranty or insurance from National Public Finance Guarantee Corp.
P.L.C.	Public Limited Company
PSF-GTD	Public School Fund Guarantee
RB	Revenue Bond
REIT	Real Estate Investment Trust
SA	Special Assessment
SCSDE	South Carolina State Department of Education
SPDR	Standard & Poor’s Depository Receipts
TAN	Tax Anticipation Note

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
^	Denominated in local currency or the Euro, unless otherwise noted.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
(y)	The rate shown is the effective yield.
(t)	Face Amount denominated in Australian Dollars.
(g)	Face Amount denominated in British Pounds.
(e)	Face Amount denominated in Euro.
(j)	Face Amount denominated in Japanese Yen.
(z)	Face Amount denominated in New Zealand Dollars.
(n)	Face Amount denominated in Norwegian Krone.
(u)	Face Amount denominated in United States Dollars.
§	Affiliated Fund.
❖	Security segregated as collateral for the Open Futures Contracts.

1

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

CONTINUED

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.
N/A	Does not apply to this fund.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission
REITs	Real Estate Investment Trusts
(a)	Commencement of Operations.

2

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Large Company Portfolio Institutional Class vs.

S&P 500® Index

October 31, 1999-October 31, 2009

Enhanced U.S. Large Company Portfolio Institutional Class vs.

S&P 500® Index

October 31, 1999-October 31, 2009

U.S. Large Cap Value Portfolio Institutional Class vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

3

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Targeted Value Portfolio Institutional Class vs.

Russell 2000® Value Index

February 23, 2000-October 31, 2009

U.S. Targeted Value Portfolio Class R1 vs.

Russell 2000® Value Index

January 31, 2008-October 31, 2009

U.S. Targeted Value Portfolio Class R2 vs.

Russell 2000® Value Index

June 30, 2008-October 31, 2009

4

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Small Cap Value Portfolio Institutional Class vs.

Russell 2000® Value Index

October 31, 1999-October 31, 2009

U.S. Core Equity 1 Portfolio Institutional Class vs.

Russell 3000® Index

September 15, 2005-October 31, 2009

U.S. Core Equity 2 Portfolio Institutional Class vs.

Russell 3000® Index

September 15, 2005-October 31, 2009

5

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Vector Equity Portfolio Institutional Class vs.

Russell 2500™ Index

December 30, 2005-October 31, 2009

T.A. U.S. Core Equity 2 Portfolio Institutional Class vs.

Russell 3000® Index

October 4, 2007-October 31, 2009

U.S. Small Cap Portfolio Institutional Class vs.

Russell 2000® Index

October 31, 1999-October 31, 2009

6

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

U.S. Micro Cap Portfolio Institutional Class vs.

Russell 2000® Index

October 31, 1999-October 31, 2009

DFA Real Estate Securities Portfolio Institutional Class vs.

Dow Jones U.S. Select REIT IndexSM, S&P 500® Index

October 31, 1999-October 31, 2009

Large Cap International Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

7

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

International Core Equity Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

September 15, 2005-October 31, 2009

T.A. World ex U.S. Core Equity Portfolio Institutional Class vs.

MSCI All Country World ex USA Index (net dividends)

March 6, 2008-October 31, 2009

International Small Company Portfolio Institutional Class vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

8

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Japanese Small Company Portfolio Institutional Class vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

Asia Pacific Small Company Portfolio Institutional Class vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

United Kingdom Small Company Portfolio Institutional Class vs.

MSCI UK Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

9

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Continental Small Company Portfolio Institutional Class vs.

MSCI Europe ex UK Small Cap Index (net dividends),

October 31, 1999-October 31, 2009

DFA International Real Estate Securities Portfolio Institutional Class vs.

S&P Global ex US REIT Index (net dividends), S&P Global ex US REIT Index (gross dividends)

March 1, 2007-October 31, 2009

DFA Global Real Estate Securities Portfolio Institutional Class vs.

S&P Global REIT Index (net dividends), S&P Global REIT Index (gross dividends)

June 4, 2008-October 31, 2009

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA International Small Cap Value Portfolio Institutional Class vs.

MSCI World ex USA Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

International Vector Equity Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

August 14, 2008-October 31, 2009

Emerging Markets Portfolio Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

Emerging Markets Small Cap Portfolio Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

Emerging Markets Core Equity Portfolio Institutional Class vs.

MSCI Emerging Markets Index (net dividends)

April 5, 2005-October 31, 2009

DFA One-Year Fixed Income Portfolio Institutional Class vs.

BofA Merrill Lynch Six-Month US Treasury Bill Index, BofA Merrill Lynch One-Year US Treasury Note Index

October 31, 1999-October 31, 2009

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA Two-Year Global Fixed Income Portfolio Institutional Class vs.

Citigroup World Government Bond Index 1-3 Years (hedged)

October 31, 1999-October 31, 2009

DFA Selectively Hedged Global Fixed Income Portfolio Institutional Class vs.

Citigroup World Government Bond Index 1-3 Years (unhedged)

January 9, 2008-October 31, 2009

DFA Five-Year Government Portfolio Institutional Class vs.

BofA Merrill Lynch US Treasury/Agency Index 1-5 Years

October 31, 1999-October 31, 2009

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA Five-Year Global Fixed Income Portfolio Institutional Class vs.

Citigroup World Government Bond Index 1-5 Years (hedged)

October 31, 1999-October 31, 2009

DFA Intermediate Government Fixed Income Portfolio Institutional Class vs.

Barclays Capital US Government Bond Index

October 31, 1999-October 31, 2009

DFA Short-Term Extended Quality Portfolio Institutional Class vs.

BofA Merrill Lynch US Corporate and Government Index 1-5 Years

March 4, 2009-October 31, 2009

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DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHARTS

DFA Inflation-Protected Securities Portfolio Institutional Class vs.

Barclays Capital US TIPS Index (Series-L)

September 18, 2006-October 31, 2009

DFA Short-Term Municipal Bond Portfolio Institutional Class vs.

Barclays Capital Municipal Bond Index 3 Years

August 20, 2002-October 31, 2009

DFA California Short-Term Municipal Bond Portfolio Institutional Class vs.

BofA Merrill Lynch California Municipal Bond Index 1-3 Years

April 2, 2007-October 31, 2009

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DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

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REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” Master Funds, in turn, purchase stocks and/or other securities.

Domestic Equity Portfolios’ Performance Overview

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500® Index by purchasing shares of a Master Fund that invests in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Portfolio was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

For the 12 months ended October 31, 2009, the total return was 10.08% for the Portfolio and 9.80% for the S&P 500® Index. Relative to the Index, outperformance was mostly due to the flexible trading approach employed by the Master Fund to gain exposure to the performance of the Index during periods of index reconstitution.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return performance of the S&P 500® Index by using an “enhanced cash” strategy. This strategy combines investment in high-grade, short-term fixed income instruments with an overlay of S&P 500® Index futures contracts or swaps. For the 12 months ended October 31, 2009, approximately 97% of the overlay instruments consisted of S&P 500® Index futures contracts. Swaps and ETFs completed the equity exposure for the last month of the fiscal year. The behavior of S&P 500® Index futures contracts and ETFs linked to the S&P 500® Index is determined principally by the performance of the S&P 500® Index.

For the 12 months ended October 31, 2009, the total return was 12.23% for the Portfolio and 9.80% for the S&P 500® Index. Relative to the Index, the Portfolio’s outperformance was primarily due to the fixed income component of the Portfolio exceeding the return embedded in the Portfolio’s S&P 500 futures contracts. The Portfolio’s concentration in government agency and corporate fixed income securities with maturities between one and two years had the most significant contribution to the outperformance.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.76% for the Portfolio and 4.78% for the Russell 1000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Master Fund’s greater exposure to stocks with more pronounced value characteristics and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Portfolio and Index also contributed to the outperformance.

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The Master Fund’s larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Portfolio also benefited from composition differences among the Master Fund’s basket of financial stocks, which added approximately 3.6% to relative performance.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employed by the U.S. Targeted Value Portfolio is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,580 stocks, and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 9.47% for the Institutional Class shares of the Portfolio, 9.36% for the Class R1 shares of the Portfolio and 9.23% for the Class R2 shares of the Portfolio, as compared to 1.95% for the Russell 2000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio’s deeper value tilt contributed to outperformance. The Portfolio’s greater exposure to value stocks (42% of the Portfolio compared to 33% of the Index) added approximately 3.7% to the relative performance. Differences in sector weights between the Portfolio and Index also contributed to performance differences. The Portfolio’s greater exposure to information technology stocks and consumer discretionary stocks, due to its strategy of maintaining consistent small and value exposure, added approximately 1.5% and 1.1% respectively to relative performance.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company and value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,634 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 9.97% for the Portfolio and 1.95% for the Russell 2000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio’s greater exposure to stocks with more pronounced value characteristics added approximately 4.0% to the relative performance. Higher exposure to, and differences in portfolio composition with respect to, the smallest stocks added approximately 3.8% to the Portfolio’s relative performance.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,476 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.64% for the Portfolio and 10.83% for the Russell 3000® Index. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (on

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average 9% more than the Index) added approximately 1.0% to the relative return. The Portfolio’s greater exposure to small cap stocks also contributed to the outperformance. The Portfolio’s increased exposure to the financials sector, which comes as a result of the Portfolio’s construction methodology which emphasizes value companies, detracted approximately 0.5% from relative return.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 1 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,575 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 10.66% for the Portfolio and 10.83% for the Russell 3000® Index. The Portfolio’s increased exposure to the financials sector, which comes as a result of the Portfolio’s construction methodology which emphasizes value companies, detracted approximately 1.5% from the relative return. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (on average 17% more than the Index) added approximately 1.3% to the relative return. The Portfolio’s greater exposure to small cap stocks also had a positive impact.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with stronger exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,310 stocks and essentially was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 9.47% for the Portfolio and 13.26% for the Russell 2500TM Index. The Portfolio’s increased exposure to the financials sector, which comes as a result of the Portfolio’s construction methodology which emphasizes value companies, detracted approximately 2.5% from the relative return. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (more than twice the weight of the Index on average) added approximately 2.2% to the relative return. The Portfolio’s greater exposure to small cap stocks also had a positive impact.

T.A. U.S. Core Equity 2 Portfolio

The T.A. U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio, while minimizing federal income tax implications of investment decisions. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 3,177 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months

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ended October 31, 2009, total returns were 10.28% for the Portfolio and 10.83% for the Russell 3000® Index. The Portfolio’s tilt toward value companies caused an increased exposure to the financials sector, which was the worst performing sector of the period. This increase in exposure and specific composition detracted approximately 1.0% from the Portfolio’s performance relative to the Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio benefited from its greater small cap and value allocations and a positive size premium and value premium over the last eight months of the period. The Portfolio’s exposure to value stocks (on average 18% more than the Index) added approximately 1.0% to the relative return. The Portfolio’s greater exposure to small cap stocks also had a positive impact.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,780 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 13.08% for the Portfolio and 6.46% for the Russell 2000® Index. The Portfolio benefited from a positive size premium over the last eight months of the period. Relative to the Index, the Portfolio’s outperformance was primarily due to a larger allocation to small cap and micro cap stocks. The Portfolio also benefited from its larger allocation to the consumer discretionary and information technology sectors, due to the Portfolio’s strategy of maintaining consistent size exposure, which added approximately 1.7% and 0.7% respectively to the relative performance.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,452 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 6.61% for the Portfolio and 6.46% for the Russell 2000® Index. The Portfolio benefited from a positive size premium over the last eight months of the period. Relative to the Index, the Portfolio’s outperformance was primarily due to a larger allocation to micro cap stocks. On average, more than 50% of the Portfolio was allocated to the tiniest micro cap stocks, compared to 25% for the Index, adding approximately 1.1% to the relative performance.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities (e.g., REITs), but does not attempt to track closely a specific index. As of October 31, 2009, the Portfolio held 105 REITs and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the real estate securities market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 0.98% for the Portfolio, 9.80% for the S&P 500® Index and -0.26% for the Dow Jones U.S. Select REIT IndexSM. Over the period, the Portfolio’s greater diversification than the Dow Jones U.S. Select REIT IndexSM, including allocations to smaller REITs and net-lease REITs entirely excluded from the Index, contributed to the outperformance. Small REITs generally outperformed the broader

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Index. Composition differences between the Portfolio and the Index across sectors also had a positive impact on the Portfolio’s relative performance.

As of March 31, 2009, the Dow Jones Wilshire REIT IndexSM has been discontinued, and the Dow Jones U.S. Select REIT IndexSM has been selected to take its place as an appropriate benchmark for the Portfolio. According to the index provider, Dow Jones Indexes, the Dow Jones U.S. Select REIT IndexSM uses the same methodology, composition and historical data back to 1987 as the Portfolio’s previous benchmark.

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

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Gains in emerging markets were better, on average, than in developed markets, although results varied widely among the individual emerging markets countries. For the 12 month period, returns in U.S. dollars were 64.13% for the MSCI Emerging Markets Index (net dividends) and 27.83% for the MSCI World ex USA Index (net dividends).

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Argentina	53.21%
Brazil	91.55%
Chile	61.68%
China	82.16%
Czech Republic	26.83%
Hungary	63.54%
India	77.12%
Indonesia	127.39%
Israel	31.43%
Malaysia	56.99%
Mexico	39.79%
Philippines	50.71%
Poland	23.09%
South Africa	61.69%
South Korea	56.17%
Taiwan	48.86%
Thailand	78.58%
Turkey	68.21%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Global REIT Market Review

The publicly-traded REIT market experienced significant volatility during the 1-year period ended October 31, 2009. REITs were particularly impacted by the credit crises that started with Lehman Brothers’ bankruptcy, as financing became increasingly expensive or unavailable, and serious concerns over both the residential and commercial real estate markets rippled through REIT valuations. The S&P Global REIT Index (net dividends) lost 34.55% from October 31, 2008 through February 28, 2009, which was on the heels of its largest ever monthly decline (–30.56%) in October 2008. The Index then returned 71.68% from February 28 through October 31, 2009, after large amounts of government-supplied liquidity helped ease the credit crisis and restored confidence in the markets. During this 8-month period, the Index saw its largest ever monthly return (+20.9%) in April 2009.

12 Months Ended October 31, 2009

U.S. Dollar Return
S&P Global ex U.S. REIT Index (net dividends)	30.51%
S&P Global REIT Index (net dividends)	12.36%

Master-Feeder Structure

Certain portfolios described below, called “Feeder Funds,” do not buy individual securities directly; instead, these portfolios invest in corresponding funds called “Master Funds.” The Master Funds, in turn, purchase stocks and/or other securities.

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International Equity Portfolios’ Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of a broadly diversified basket of international large company stocks. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,212 stocks in 22 developed country markets and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 25.20% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). No single stock, industry sector, or geographical region explained a significant amount of the performance difference. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Portfolio and the Index had a significant impact on relative performance.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with increased exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 4,785 stocks in 22 developed country markets and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 34.81% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). Relative to the Index, the Portfolio’s outperformance was primarily due to strong tilts towards small cap and value stocks. On average, the deepest value names constituted 44% of the Portfolio as compared to 26% for the Index. Small cap stocks, which accounted for 18% of the Portfolio on average and were excluded from the Index, also added to relative performance. The Portfolio’s larger relative allocation to materials and industrials, the best performing industries over the period, and smaller relative allocation to utilities and healthcare, the worst performing industries over the period, also contributed to the relative outperformance.

T.A. World ex U.S. Core Equity Portfolio

The T.A. World ex U.S. Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks in developed and emerging markets, with stronger exposure to smaller company stocks and those with value characteristics as measured by book-to-market ratio. The Portfolio intends to consider the effects of the realization of capital gains and taxable dividend income. When selling a security, the Portfolio typically will select the highest cost shares in order to limit the realization of capital gains and, when possible, will refrain from disposing of a security until the long-term holding period for capital gains tax purposes has been satisfied. The purchase of a stock may be delayed to avoid dividend income, and a stock may be sold to realize a capital loss, subject to applicable investment criteria. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 4,239 stocks in 22 developed country markets and 18 emerging markets countries. The Portfolio was mostly invested in equities throughout the year as the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 42.13% for the Portfolio and 34.10% for the MSCI All

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Country World ex USA Index (net dividends). Relative to the Index, the Portfolio’s outperformance was primarily due to strong tilts towards small cap and value stocks. On average, the deepest value names constituted 43% of the Portfolio as compared to 26% for the Index. Small cap stocks, which accounted for 37% of the Portfolio as compared to 8% for the Index, also added to relative performance. The Portfolio’s larger relative allocation to materials, financials, and industrials, the best performing industries over the period, and smaller relative allocation to utilities and healthcare, the worst performing industries over the period, also contributed to the relative outperformance.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of five Master Funds that invest individually in Canada, the United Kingdom, Continental Europe (excluding the U.K.), Japan, and Asia Pacific. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Funds held 4,201 stocks in 22 developed country markets and were mostly invested in equities throughout the year: the combined average non-equitized cash level for the period was less than 1% of the Master Funds’ assets.

As a result of the Master Funds’ diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small company stocks outperformed international large company stocks. For the 12 months ended October 31, 2009, total returns were 42.34% for the Portfolio and 50.01% for the MSCI World ex USA Small Cap Index (net dividends). The Master Funds hold a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences in the Continental Europe region, particularly in value stocks. The Portfolio and Index held a number of securities in common, but in different weights, due to the different methods for defining size and the Portfolio’s exclusion rules. Other differences in performance resulted from the process of continually rebalancing the Master Funds toward their targets. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 1,313 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. Over the period, Japanese small company stocks outperformed Japanese large company stocks. For the 12 months ended October 31, 2009, total returns were 22.08% for the Portfolio and 24.60% for the MSCI Japan Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Master Fund’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such stocks. The

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investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 963 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore (approximately 59%, 21%, 7%, and 13% respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. Over the period, Asia Pacific small company stocks outperformed Asia Pacific large company stocks. For the 12 months ended October 31, 2009, total returns were 84.11% for the Portfolio and 90.41% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Master Fund’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 386 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2009, total returns were 42.81% for the Portfolio and 51.09% for the MSCI UK Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Master Fund’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 1,234 stocks in 15 developed continental European countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of

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a limited number of stocks. Over the period, continental European small company stocks outperformed continental European large company stocks. For the 12 months ended October 31, 2009, total returns were 43.12% for the Portfolio and 57.29% for the MSCI Europe ex UK Small Cap Index (net dividends). The Master Fund holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Portolio’s process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

DFA International Real Estate Securities Portfolio

The DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in international markets, but does not attempt to track closely a specific index. As of October 31, 2009, the Portfolio held 172 stocks in 16 developed and emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified approach, performance was determined principally by structural trends in international real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 29.25% for the Portfolio, 31.95% for the S&P Global ex US REIT Index (gross dividends), and 30.51% for the S&P Global ex US REIT Index (net dividends). The Portfolio’s underperformance relative to the Indexes was primarily the result of withholding taxes, expenses, and a difference in the timing of the pricing of securities and foreign exchange rates between the Portfolio and the Indexes. The Portfolio prices foreign exchange rates at the closing of the U.S. markets while the Index uses rates at 4 P.M. London time. Relative to the Index (net dividends), the Portfolio benefited from a smaller allocation to large cap REITs which generally underperformed over the period.

DFA Global Real Estate Securities Portfolio

The DFA Global Real Estate Securities Portfolio, a fund of funds, is designed to capture the returns of a broadly diversified portfolio of real estate securities in U.S. and international markets, but does not attempt to track closely a specific index. As of October 31, 2009, the Portfolio invested in the DFA International Real Estate Securities Portfolio and the DFA Real Estate Securities Portfolio. As of October 31, 2009, the Portfolio had exposure to 277 stocks, through its underlying funds, in 17 developed and emerging markets countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the diversified approach of the Portfolio’s underlying funds, performance was principally determined by structural trends in global real estate securities markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 13.81% for the Portfolio, 14.11% for the S&P Global REIT Index (gross dividends), and 12.36% for the S&P Global REIT Index (net dividends). Relative to the Index (net dividends), the Portfolio’s outperformance was primarily due to a greater allocation to small cap REITs, which outperformed over the period, and a smaller allocation to large cap REITs, which generally underperformed over the period.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,127 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

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As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. Over the period, international small stocks outperformed international large stocks and international value stocks outperformed international growth stocks. For the 12 months ended October 31, 2009, total returns were 41.42% for the Portfolio and 50.01% for the MSCI World ex USA Small Cap Index (net dividends). The Portfolio holds a large number of stocks, and no single stock explained a significant amount of the performance difference. The Portfolio’s greater allocation than the Index to value stocks had a positive impact on relative performance. However, composition differences in the Portfolio’s stock portfolio relative to the Index had a greater negative impact. The Portfolio and Index held a number of securities in common, but in different weights, due to the different methods for defining size and value and the Portfolio’s exclusion rules. Other differences in performance resulted from the process of continually rebalancing the Portfolio toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Portfolio and the Index had a significant impact on relative performance.

International Vector Equity Portfolio

The International Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with stronger exposure to smaller company stocks and those with value characteristics, as measured by book-to-market ratio, than the International Core Equity Portfolio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,989 stocks in 22 developed country markets and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 39.52% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). Relative to the Index, the Portfolio’s outperformance was primarily due to strong tilts towards small cap and value stocks. On average, the deepest value names constituted 53% of the Portfolio as compared to 26% for the Index. Small cap stocks, which accounted for 26% of the Portfolio on average and were excluded from the Index, also added to relative performance. The Portfolio’s larger relative allocation to materials and industrials, the best performing industries over the period, and smaller relative allocation to utilities and healthcare, the worst performing industries over the period, also contributed to the relative outperformance.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 654 stocks in 18 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets. The Master Fund’s target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 53.39% for the Portfolio and 64.13% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s relative underperformance was primarily due to differences in country weights and in the composition of the Master Fund’s holdings relative to the Index. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

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Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 2,152 stocks across 16 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets. The Master Fund’s target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 91.35% for the Portfolio and 64.13% for the MSCI Emerging Markets Index (net dividends). The Portfolio outperformed primarily because small cap stocks dramatically outperformed large cap stocks during the period. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Master Fund and the Index had a significant impact on relative performance.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of the broad universe of emerging markets stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to emerging market countries, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 2,665 stocks across 18 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets. The Portfolio’s target country weights were capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Portfolio’s diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 69.47% for the Portfolio and 64.13% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s outperformance was primarily due to a stronger tilt than the Index toward value and small cap stocks, which outperformed their growth and large cap counterparts. Composition differences in the Portfolio’s holdings relative to the Index also had a positive impact on the relative performance. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Portfolio and the Index had a significant impact on relative performance.

Fixed Income Market Review	12 Months Ended October 31, 2009

U.S. and international credit markets experienced high levels of volatility in the fiscal year ended October 31, 2009. Investor appetite for credit risk returned as the year progressed, and credit spreads narrowed significantly. Over the course of the year the U.S. Federal Reserve lowered the target rate for federal funds from 1.00% on October 31, 2008 to between 0% and 0.25% by October 31, 2009, and continued to add liquidity into the financial system through various loan programs and capital injections into financial institutions. Central banks around the world took similar actions to loosen credit markets. The three-month London Interbank Offered Rate (LIBOR), a widely-used benchmark of short-term interest rates, fell 275 basis points during the 12 months ended October 31, 2009, while the yield on ten-year U.S. Treasury notes declined 57 basis points. The yield curve remained upwardly sloped throughout the year.

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	10/31/09	10/31/08	Change
Three-Month LIBOR (yield)	0.28%	3.03%	–90.76%
Ten-Year U.S. Treasury Notes (yield)	3.38%	3.95%	–14.43%

Source: Bloomberg. “Change” values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. For the 12 months ended October 31, 2009, total returns were 0.32% for three-month U.S. Treasury bills, 6.77% for five-year U.S. Treasury notes, and 5.57% for thirty-year U.S. Treasury bonds.

Some of the Advisor’s fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S.

Fixed Income Portfolio Performance Overview

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities with an average maturity of one year or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased to 340 days on October 31, 2009, from 265 days on October 31, 2008.

For the 12 months ended October 31, 2009 the total return was 3.80% for the Portfolio, 1.05% for the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index, and 1.86% for the BofA Merrill Lynch One-Year U.S. Treasury Note Index. During the period, interest rates declined but maintained a positive expected return premium. Relative to the Indexes, the Portfolio benefited from exposure to securities with higher credit risk premium. The Portfolio had exposure to corporate and agency debt, which significantly outperformed Treasury debt during the period of tightening credit spreads. Additionally, the Portfolio benefited from the period of falling interest rates, as it maintained a higher average maturity than the BofA Merrill Lynch Six-Month U.S. Treasury Bill Index and had allocations to 1-2 year maturity securities, which significantly outperformed less-than-1-year maturity securities. The benchmarks had no exposure to securities with maturities of over one year.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and currency-hedged global fixed income instruments maturing in two years or less. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Norway, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased to 1.46 years on October 31, 2009, from 0.74 years on October 31, 2008.

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For the 12 months ended October 31, 2009 the total return was 3.71% for the Portfolio and 3.42% for the Citigroup World Government Bond Index 1-3 Years (hedged). Relative to the Index, outperformance of the Portfolio was primarily due to structural and maturity differences between the Portfolio and Index. A higher exposure to government agency securities, which outperformed sovereign government debt, had a positive impact on the relative performance. The Portfolio had an average duration of 1.42 years on October 31, 2009 compared to 1.89 years for the Index, which limited relative returns in a falling interest rate environment.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in two years or less. It hedges foreign currency exposure on a selective basis to capture the higher interest rates that may be offered in foreign yield curves. Eligible countries include but are not limited to Australia, Canada, Denmark, the EMU countries, Japan, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased to 1.31 years on October 31, 2009, from 0.47 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 12.23% for the Portfolio and 12.18% for the Citigroup World Government Bond Index 1-3 Years (unhedged). Relative to the Index, outperformance of the Portfolio was primarily due to differences in currency exposures. In particular, the Portfolio was aided by its unhedged Australian Dollar, New Zealand Dollar and Norwegian Krone holdings.

DFA Five-Year Government Portfolio

The DFA Five-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in five years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio decreased to 3.06 years on October 31, 2009 from 3.46 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 7.27% for the Portfolio and 4.56% for the BofA Merrill Lynch US Treasury/Agency Index 1-5 Years. Relative to the Index, outperformance by the Portfolio was primarily due to structural differences. The Portfolio had much higher exposure to agency debt, which significantly outperformed Treasury debt during the period of significantly tightening credit spreads. Interest rates declined during the period, but the yield curve continued to be upwardly-sloped and exhibited positive expected term premium. The Portfolio also benefited from a longer duration than the Index during the period when interest rates declined.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and currency-hedged global fixed income instruments maturing in five years or less. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Norway, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if expected premiums can be documented. The average maturity of the Portfolio increased from 2.46 years on October 31, 2008 to 3.52 years on October 31, 2009.

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For the 12 months ended October 31, 2009 the total return was 7.74% for the Portfolio and 4.26% for the Citigroup World Government Bond Index 1-5 Years (hedged). Relative to the Index, outperformance by the Portfolio was primarily due to structural and maturity differences. A higher exposure to government agency and corporate securities, during a period when credit spreads narrowed relative to sovereign governments, contributed to the outperformance.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio seeks to provide a market rate of return and current income from investing generally in U.S. Treasury and government agency issues with maturities of between five and fifteen years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio decreased to 5.83 years on October 31, 2009 from 6.37 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 10.71% for the Portfolio and 7.05% for the Barclays Capital U.S. Government Bond Index. The Portfolio’s outperformance was primarily due to a much higher allocation to agency debt, which significantly outperformed Treasury debt during the period of tightening credit spreads. The Portfolio also benefited from the period of falling interest rates, as it had a higher allocation to securities with maturities greater than ten years.

DFA Short-Term Extended Quality Portfolio

The DFA Short-Term Extended Quality Fixed Income Portfolio seeks to maximize total returns from a universe of U.S. and foreign corporate debt securities with an investment grade credit rating. The Portfolio emphasizes investment grade obligations rated in the lower half of the investment grade spectrum. However, the Portfolio will not emphasize investment grade obligations rated in the lower half of the investment grade spectrum when the Advisor believes the credit risk premium does not warrant the investment. The Portfolio primarily invests in securities that mature within five years from the date of settlement, and seeks to maintain an average portfolio duration of approximately three years or less. The Portfolio hedges foreign currency risks. The average maturity of the Portfolio was 3.12 years on October 31, 2009.

From the Portfolio’s inception on March 4, 2009, through October 31, 2009, total returns were 7.49% for the Portfolio and 5.24% for the BofA Merrill Lynch US Corporate and Government Index 1-5 Years. Relative to the Index, the Portfolio’s outperformance was primarily due to its significant overweight in corporate securities during the period when corporate securities outperformed government securities. The Portfolio’s average duration remained close to 2.8 years over the period as upwardly sloped yield curves exhibited positive expected return premiums.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio seeks to provide inflation protection and current income from investing generally in inflation-protected securities issued by the US government and its agencies and instrumentalities with maturities of between five and twenty years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio increased to 8.73 years on October 31, 2009, from 8.60 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 17.70% for the Portfolio and 17.15% for the Barclays Capital U.S. TIPS Index. The Portfolio’s outperformance was primarily due to structural differences with the Index. A much lower allocation to short-term securities, which underperformed intermediate and long-term securities during the period of falling interest rates, contributed to the outperformance.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of high-quality municipal securities providing current income exempt from federal personal income tax. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio increased to 2.78 years on October 31, 2009 from 1.53 years on October 31, 2008.

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For the 12 months ended October 31, 2009, total returns were 4.32% for the Portfolio and 7.34% for the Barclays Capital Municipal Bond Index 3 Years. Municipal interest rates decreased significantly during the period, and the Portfolio’s relative underperformance was primarily due to its shorter duration.

DFA California Short-Term Municipal Bond Portfolio

The DFA California Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of municipal securities providing current income exempt from federal personal income taxes and California state personal income taxes. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity increased to 2.78 years on October 31, 2009, from 2.12 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 4.91% for the Portfolio and 5.37% for the BofA Merrill Lynch California Municipal Bond Index 1-3 Years. California municipal interest rates decreased significantly during the period, and the Portfolio’s 25% average allocation to securities with maturities of less than one year contributed to the relative underperformance.

Sources: Citigroup bond indexes copyright 2009 by Citigroup. Barclays Capital data, formerly Lehman Brothers, provided by Barclays Bank PLC. The Merrill Lynch Indices are used with permission; copyright 2009 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

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DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLES

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
U.S. Large Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,200.60	0.15%	$0.83
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.45	0.15%	$0.77

33

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Enhanced U.S. Large Company Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,216.90	0.30%	$1.68
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

U.S. Large Cap Value Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,241.40	0.30%	$1.69
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.69	0.30%	$1.53

U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$1,189.10	0.52%	$2.87
Class R2 Shares	$1,000.00	$1,189.90	0.68%	$3.75
Institutional Class Shares	$1,000.00	$1,190.70	0.42%	$2.32
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.58	0.52%	$2.65
Class R2 Shares	$1,000.00	$1,021.78	0.68%	$3.47
Institutional Class Shares	$1,000.00	$1,023.09	0.42%	$2.14

U.S. Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,214.80	0.54%	$3.01
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.48	0.54%	$2.75

U.S. Core Equity 1 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,194.80	0.23%	$1.27
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.05	0.23%	$1.17

U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,192.60	0.25%	$1.38
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.95	0.25%	$1.28

U.S. Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,196.70	0.36%	$1.99
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.39	0.36%	$1.84

34

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
T.A. U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,188.30	0.29%	$1.60
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.74	0.29%	$1.48

U.S. Small Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,200.50	0.40%	$2.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.19	0.40%	$2.04

U.S. Micro Cap Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,175.90	0.55%	$3.02
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.43	0.55%	$2.80

DFA Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,270.00	0.37%	$2.12
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.34	0.37%	$1.89

Large Cap International Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,299.90	0.32%	$1.86
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

International Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,347.00	0.42%	$2.48
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.09	0.42%	$2.14

T.A. World ex U.S. Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,363.10	0.51%	$3.04
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.63	0.51%	$2.60

International Small Company Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,372.40	0.57%	$3.41
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.33	0.57%	$2.91

35

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Japanese Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,226.20	0.57%	$3.20
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.33	0.57%	$2.91

Asia Pacific Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,670.90	0.64%	$4.31
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.98	0.64%	$3.26

United Kingdom Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,334.70	0.62%	$3.65
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

Continental Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,394.00	0.62%	$3.74
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

DFA International Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,459.60	0.43%	$2.67
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.04	0.43%	$2.19

DFA Global Real Estate Securities Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,360.90	0.47%	$2.80
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.84	0.47%	$2.40

DFA International Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,360.20	0.71%	$4.22
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.63	0.71%	$3.62

International Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,359.20	0.60%	$3.57
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.18	0.60%	$3.06

36

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Emerging Markets Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,380.80	0.62%	$3.72
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.08	0.62%	$3.16

Emerging Markets Small Cap Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,509.00	0.80%	$5.06
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.17	0.80%	$4.08

Emerging Markets Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,422.40	0.67%	$4.09
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.83	0.67%	$3.41

DFA One-Year Fixed Income Portfolio****
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,013.20	0.22%	$1.12
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Two-Year Global Fixed Income Portfolio****
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,013.30	0.22%	$1.12
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,091.70	0.26%	$1.37
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.89	0.26%	$1.33

DFA Five-Year Government Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,018.90	0.27%	$1.37
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.84	0.27%	$1.38

DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,037.70	0.32%	$1.64
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

37

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,026.90	0.16%	$0.82
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.40	0.16%	$0.82

DFA Short-Term Extended Quality Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,060.60	0.22%	$1.14
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.10	0.22%	$1.12

DFA Inflation-Protected Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,066.20	0.17%	$0.89
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.35	0.17%	$0.87

DFA Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,010.10	0.26%	$1.32
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.89	0.26%	$1.33

DFA California Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,009.70	0.27%	$1.37
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.84	0.27%	$1.38

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**

The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

***

The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds’ portion of the expenses of its Master Funds (Affiliated Investment Companies).

****

Effective October 23, 2009, the Portfolio invests directly in securities rather than through the Master Fund. The expenses shown reflect the direct expenses of the Portfolio and the indirect payments of the Portfolio’s portion of the expenses, for the period May 1, 2009 through October 22, 2009 of the Master Fund (Affiliated Investment Company).

38

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds’ holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Company Portfolio	100.0%
U.S. Large Cap Value Portfolio	100.0%
International Small Company Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
DFA Global Real Estate Securities Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%

39

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

U.S. Targeted Value Portfolio
Consumer Discretionary	18.1%
Consumer Staples	3.5%
Energy	8.5%
Financials	22.6%
Health Care	7.3%
Industrials	14.8%
Information Technology	18.2%
Materials	6.2%
Telecommunication Services	0.3%
Utilities	0.5%

100.0%

U.S. Small Cap Value Portfolio
Consumer Discretionary	18.3%
Consumer Staples	3.0%
Energy	8.7%
Financials	22.6%
Health Care	6.1%
Industrials	18.2%
Information Technology	16.5%
Materials	6.3%
Other	—
Telecommunication Services	0.3%
Utilities	—

100.0%

U.S. Core Equity 1 Portfolio
Consumer Discretionary	12.7%
Consumer Staples	9.0%
Energy	10.1%
Financials	15.7%
Health Care	11.6%
Industrials	12.1%
Information Technology	17.3%
Materials	4.9%
Other	—
Telecommunication Services	2.7%
Utilities	3.9%

100.0%

U.S. Core Equity 2 Portfolio
Consumer Discretionary	14.5%
Consumer Staples	7.2%
Energy	10.4%
Financials	19.4%
Health Care	10.1%
Industrials	12.9%
Information Technology	14.6%
Materials	5.2%
Other	—
Telecommunication Services	3.1%
Utilities	2.6%

100.0%

U.S. Vector Equity Portfolio
Consumer Discretionary	16.3%
Consumer Staples	5.2%
Energy	10.0%
Financials	23.3%
Health Care	8.9%
Industrials	13.0%
Information Technology	14.3%
Materials	5.6%
Other	—
Telecommunication Services	1.9%
Utilities	1.5%

100.0%

T.A. U.S. Core Equity 2 Portfolio
Consumer Discretionary	14.8%
Consumer Staples	6.8%
Energy	10.3%
Financials	18.5%
Health Care	10.3%
Industrials	13.5%
Information Technology	14.8%
Materials	4.8%
Telecommunication Services	3.4%
Utilities	2.8%

100.0%

U.S. Small Cap Portfolio
Consumer Discretionary	18.1%
Consumer Staples	4.2%
Energy	5.6%
Financials	12.8%
Health Care	13.0%
Industrials	17.3%
Information Technology	20.6%
Materials	5.0%
Other	—
Telecommunication Services	1.1%
Utilities	2.3%

100.0%

U.S. Micro Cap Portfolio
Consumer Discretionary	17.6%
Consumer Staples	4.8%
Energy	3.5%
Financials	14.5%
Health Care	14.5%
Industrials	16.7%
Information Technology	21.3%
Materials	4.2%
Other	—
Telecommunication Services	1.2%
Utilities	1.7%

100.0%

DFA Real Estate Securities Portfolio
Real Estate Investment Trusts	100.0%

100.0%

Large Cap International Portfolio
Consumer Discretionary	9.3%
Consumer Staples	9.5%
Energy	9.9%
Financials	25.7%
Health Care	7.5%
Industrials	10.9%
Information Technology	4.9%
Materials	10.8%
Other	—
Real Estate Investment Trusts	—
Telecommunication Services	6.0%
Utilities	5.5%

100.0%

International Core Equity Portfolio
Consumer Discretionary	13.3%
Consumer Staples	6.8%
Energy	8.4%
Financials	26.8%
Health Care	4.1%
Industrials	16.2%
Information Technology	5.4%
Materials	13.0%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	3.1%
Utilities	2.8%

100.0%

T.A. World ex U.S. Core Equity Portfolio
Consumer Discretionary	12.7%
Consumer Staples	6.3%
Energy	7.4%
Financials	27.0%
Health Care	4.0%
Industrials	16.1%
Information Technology	6.5%
Materials	14.3%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	2.8%
Utilities	2.8%

100.0%

40

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DFA International Real Estate Securities Portfolio
Financials	5.3%
Other	—
Real Estate Investment Trusts	94.7%

100.0%

DFA International Small Cap Value Portfolio
Consumer Discretionary	18.4%
Consumer Staples	6.9%
Energy	4.4%
Financials	21.4%
Health Care	1.8%
Industrials	23.3%
Information Technology	5.7%
Materials	17.2%
Other	0.1%
Real Estate Investment Trusts	0.1%
Telecommunication Services	0.3%
Utilities	0.4%

100.0%

International Vector Equity Portfolio
Consumer Discretionary	15.2%
Consumer Staples	5.9%
Energy	6.8%
Financials	26.2%
Health Care	3.5%
Industrials	18.0%
Information Technology	6.1%
Materials	15.1%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	1.7%
Utilities	1.4%

100.0%

Emerging Markets Core Equity Portfolio
Consumer Discretionary	10.2%
Consumer Staples	6.6%
Energy	9.1%
Financials	23.5%
Health Care	3.7%
Industrials	11.3%
Information Technology	9.9%
Materials	16.2%
Other	0.1%
Real Estate Investment Trusts	—
Telecommunication Services	5.9%
Utilities	3.5%

100.0%

FIXED INCOME PORTFOLIOS

Enhanced U.S. Large Company Portfolio
Corporate	20.2%
Government	21.0%
Foreign Corporate	19.7%
Foreign Government	34.3%
Supranational	4.8%

100.0%

DFA One-Year Fixed Income Portfolio
Corporate	43.2%
Government	39.5%
Foreign Corporate	7.2%
Foreign Government	9.8%
Supranational	0.3%

100.0%

DFA Two-Year Global Fixed Income Portfolio
Corporate	13.2%
Government	36.7%
Foreign Corporate	13.4%
Foreign Government	35.1%
Supranational	1.6%

100.0%

DFA Selectively Hedged Global Fixed Income Portfolio
Corporate	13.2%
Government	25.9%
Foreign Corporate	20.5%
Foreign Government	30.5%
Supranational	9.9%

100.0%

DFA Five-Year Government Portfolio
Government	100.0%

100.0%

DFA Five-Year Global Fixed Income Portfolio
Corporate	16.4%
Government	29.9%
Foreign Corporate	18.7%
Foreign Government	22.3%
Supranational	12.7%

100.0%

DFA Intermediate Government Fixed Income Portfolio
Government	100.0%

100.0%

DFA Short-Term Extended Quality Portfolio
Corporate	59.8%
Government	6.7%
Foreign Corporate	13.8%
Foreign Government	18.3%
Supranational	1.4%

100.0%

DFA Inflation-Protected Securities Portfolio
Government	100.0%

100.0%

DFA Short-Term Municipal Bond Portfolio
Muni Insured	30.3%
Muni G.O. Local	30.0%
Muni G.O. State	27.6%
Muni Revenue	12.1%

100.0%

DFA California Short-Term Municipal Bond Portfolio
Muni Insured	57.6%
Muni G.O. Local	14.4%
Muni G.O. State	15.7%
Muni Revenue	12.3%

100.0%

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2009

U.S. LARGE COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Company Series of The DFA Investment Trust Company	$2,719,708,191

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,707,794,365)	$2,719,708,191

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$2,719,708,191	—	—	$2,719,708,191

See accompanying Notes to Financial Statements.

ENHANCED U.S. LARGE COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount^	Value†
	(000)
BONDS — (70.1%)
AUSTRALIA — (4.8%)
Australia & New Zealand Banking Group, Ltd.
(u) 4.875%, 11/08/10	3,258	$3,351,439
(u) 5.500%, 05/24/11	1,000	1,052,732
Commonwealth Bank of Australia
(u) 4.750%, 01/27/11	434	447,160
(g) 6.000%, 03/18/11	1,000	1,729,714
National Australia Bank, Ltd.
(u) 5.125%, 03/08/10	1,500	1,520,665

TOTAL AUSTRALIA		8,101,710

AUSTRIA — (3.4%)
ASFINAG
(u) 4.750%, 11/17/10	3,500	3,639,191
Oesterreichische Kontrollbank AG
(u) 2.875%, 03/15/11	1,000	1,030,422
Republic of Austria
(u) 4.375%, 08/30/10	1,000	1,030,087

TOTAL AUSTRIA		5,699,700

CANADA — (8.1%)
Canada Housing Trust
4.600%, 09/15/11	2,000	1,956,934
Canadian Government Bond
1.250%, 06/01/11	2,500	2,318,747
Ontario, Province of Canada
(u) 3.125%, 09/08/10	3,400	3,475,361
Royal Bank of Canada
(u) 5.650%, 07/20/11	1,500	1,611,332
(e) 5.750%, 07/25/11	2,000	3,130,774
Toronto-Dominion Bank
(g) 6.875%, 06/24/11	650	1,147,065

TOTAL CANADA		13,640,213

FRANCE — (3.1%)
Agence Francaise de Developpement
(u) 4.125%, 06/24/11	1,500	1,565,511
Caisse D’amortissement de la Dette Sociale
(u) 4.250%, 11/08/10	3,500	3,615,916

TOTAL FRANCE		5,181,427

	Face Amount^	Value†
	(000)

GERMANY — (7.4%)
Kreditanstalt fuer Wiederaufbau
(u) 4.625%, 01/20/11	3,000	$3,132,237
(g) 4.375%, 03/07/11	600	1,024,404
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u) 3.250%, 10/29/10	4,000	4,089,112
Landwirtschaftliche Rentenbank
(u) 4.250%, 01/21/11	4,000	4,156,204

TOTAL GERMANY		12,401,957

JAPAN — (0.6%)
Japan Finance Corp.
(u) 2.000%, 06/24/11	1,000	1,015,621

NETHERLANDS — (10.0%)
Bank Nederlandse Gemeenten
(u) 3.375%, 12/15/10	3,000	3,076,824
(u) 3.375%, 01/18/11	800	822,731
Deutsche Bahn Finance
(u) 5.125%, 01/05/11	4,500	4,678,285
Nederlandse Waterschapsbank
(u) 2.875%, 06/16/11	4,000	4,100,980
Rabobank Nederland
(u) 5.000%, 02/15/11	2,200	2,306,971
(g) 5.000%, 04/11/11	1,000	1,708,046

TOTAL NETHERLANDS		16,693,837

NORWAY — (2.5%)
Kommunalbanken
(u) 3.250%, 06/15/11	4,000	4,129,264

SPAIN — (2.7%)
Instituto de Credito Oficial
(u) 4.625%, 10/26/10	3,400	3,519,112
(u) 1.875%, 04/15/11	1,000	1,013,200

TOTAL SPAIN		4,532,312

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (4.6%)
Council of Europe Development Bank
(u) 6.125%, 01/25/11	2,000	2,121,490
Inter-American Development Bank
(u) 5.000%, 04/05/11	1,500	1,586,520

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Nordic Investment Bank
(u) 4.875%, 03/15/11	3,840	$4,060,401

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		7,768,411

SWEDEN — (3.3%)
Kommuninvest I Sverige
(u) 5.375%, 06/15/11	1,000	1,061,023
Svensk Exportkredit AB
(u) 4.000%, 06/15/10	4,332	4,424,800

TOTAL SWEDEN		5,485,823

UNITED KINGDOM — (5.7%)
BP Capital Markets P.L.C. Floating Rate Note
(r)(u)1.293%, 03/17/11	2,000	2,027,078
Network Rail Infrastructure Finance P.L.C.
(u) 3.000%, 01/24/11	3,115	3,191,031
United Kingdom Gilt
9.000%, 07/12/11	2,300	4,272,379

TOTAL UNITED KINGDOM		9,490,488

UNITED STATES — (13.9%)
CME Group, Inc. Floating Rate Note
(r) 1.121%, 08/06/10	$4,000	4,019,660
General Electric Capital Corp. Floating Rate Note
(r) 0.933%, 02/01/11	4,000	3,982,756
John Deere Capital Corp. Floating Rate Note
(r) 0.837%, 02/26/10	4,000	4,005,840
JPMorgan Chase & Co. Floating Rate Note
(r) 0.781%, 11/19/09	2,000	2,000,504
(r) 1.050%, 06/13/11	1,800	1,812,994
Procter & Gamble International Funding Floating Rate Note
(r) 0.478%, 05/07/10	400	399,620
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.345%, 06/16/10	1,000	1,000,631
(r) 0.384%, 10/04/11	2,000	1,996,186

	Face Amount	Value†
	(000)

UNITED STATES — (Continued)
Wells Fargo Bank & Co.
4.625%, 08/09/10	$4,000	$4,121,152

TOTAL UNITED STATES		23,339,343

TOTAL BONDS		117,480,106

AGENCY OBLIGATIONS — (18.0%)
Federal Farm Credit Bank
1.125%, 10/03/11	2,000	1,998,506
Federal Home Loan Bank
1.625%, 03/16/11	1,000	1,013,162
1.375%, 05/16/11	1,500	1,514,568
3.750%, 09/09/11	2,000	2,105,046
❖ 3.625%, 09/16/11	4,200	4,414,070
Federal Home Loan Bank Discount Note
(y) 0.077%, 12/11/09	15,000	14,999,028
Federal Home Loan Mortgage Corporation
6.000%, 06/15/11	1,000	1,083,118
Federal National Mortgage Association
3.375%, 05/19/11	3,000	3,122,145

TOTAL AGENCY OBLIGATIONS		30,249,643

COMMERCIAL PAPER — (8.4%)
Bank of America Corp.
0.100%, 11/02/09	2,500	2,499,986
Caisse Cent Desjardins Du Quebec
0.310%, 11/19/09	2,000	1,999,728
Ireland
0.400%, 11/20/09	2,000	1,999,711
PACCAR Financial Corp.
0.200%, 12/17/09	2,000	1,999,408
Procter & Gamble International Funding
0.220%, 11/02/09	2,000	1,999,971
Queensland Treasury Corp.
0.190%, 12/15/09	2,000	1,999,438
Total Capital
0.170%, 12/30/09	1,500	1,499,570

TOTAL COMMERCIAL PAPER		13,997,812

	Shares
EXCHANGE-TRADED FUND — (2.7%)
UNITED STATES — (2.7%)
SPDR Trust Series I	44,100	4,566,996

ENHANCED U.S. LARGE COMPANY PORTFOLIO

CONTINUED

	Shares	Value†

TEMPORARY CASH INVESTMENTS — (0.8%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	1,327,514	$1,327,514

Value†

TOTAL INVESTMENTS — (100.0%) (Cost $165,748,889)	$167,622,071

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds	$—	$117,480,106	—	$117,480,106
Agency Obligations	—	30,249,643	—	30,249,643
Commercial Paper	—	13,997,812	—	13,997,812
Exchange-Traded Fund	4,566,996	—	—	4,566,996
Temporary Cash Investments	1,327,514	—	—	1,327,514
Other Financial Instruments**	1,705,113	38,625	—	1,743,738

TOTAL	$7,599,623	$161,766,186	—	$169,365,809

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2009

U.S. LARGE CAP VALUE PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	$5,864,670,633

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $4,959,195,121)	$5,864,670,633

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$5,864,670,633	—	—	$5,864,670,633

See accompanying Notes to Financial Statements.

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.3%)
Consumer Discretionary — (15.1%)
#*AutoNation, Inc.	285,685	$4,925,209	0.3%
Cinemark Holdings, Inc.	382,492	4,433,082	0.3%
#*Collective Brands, Inc.	278,432	5,164,914	0.4%
#Jarden Corp.	239,973	6,572,860	0.5%
#*Mohawk Industries, Inc.	102,954	4,409,520	0.3%
#*Penske Automotive Group, Inc.	322,318	5,047,500	0.3%
Phillips-Van Heusen Corp.	104,053	4,177,728	0.3%
#*Royal Caribbean Cruises, Ltd.	278,627	5,636,624	0.4%
#*Toll Brothers, Inc.	269,219	4,662,873	0.3%
#Whirlpool Corp.	110,030	7,877,048	0.5%
#Wyndham Worldwide Corp.	271,939	4,636,560	0.3%
Other Securities		211,275,934	14.2%

Total Consumer Discretionary		268,819,852	18.1%

Consumer Staples — (2.9%)
*Constellation Brands, Inc. Class A	282,958	4,476,396	0.3%
Del Monte Foods Co.	386,240	4,171,392	0.3%
#PepsiAmericas, Inc.	160,714	4,699,277	0.3%
Other Securities		38,325,835	2.6%

Total Consumer Staples		51,672,900	3.5%

Energy — (7.1%)
#Cimarex Energy Co.	126,477	4,952,839	0.3%
#Pioneer Natural Resources Co.	149,975	6,165,472	0.4%
*Plains Exploration & Production Co.	155,941	4,132,436	0.3%
*Whiting Petroleum Corp.	72,600	4,094,640	0.3%
Other Securities		106,147,722	7.2%

Total Energy		125,493,109	8.5%

Financials — (18.9%)
American Financial Group, Inc.	221,530	5,449,638	0.3%
#*AmeriCredit Corp.	308,822	5,450,708	0.4%
First American Corp.	179,565	5,456,980	0.4%
*First Horizon National Corp.	346,956	4,104,489	0.3%
Genworth Financial, Inc.	545,763	5,796,003	0.4%
Hanover Insurance Group, Inc.	99,669	4,192,078	0.3%
HCC Insurance Holdings, Inc.	177,467	4,683,354	0.3%
Huntington Bancshares, Inc.	1,168,996	4,453,875	0.3%
#Old Republic International Corp.	431,692	4,610,471	0.3%
Reinsurance Group of America, Inc.	119,151	5,492,861	0.4%
Transatlantic Holdings, Inc.	115,613	5,838,456	0.4%
White Mountains Insurance Group, Ltd.	15,966	4,952,174	0.3%
Other Securities		274,940,649	18.5%

Total Financials		335,421,736	22.6%

Health Care — (6.1%)
#*Community Health Systems, Inc.	178,748	5,591,237	0.4%
#*Inverness Medical Innovations, Inc.	131,000	4,979,310	0.3%
*King Pharmaceuticals, Inc.	479,100	4,853,283	0.3%
Other Securities		92,153,883	6.2%

Total Health Care		107,577,713	7.2%

Industrials — (12.3%)
Applied Industrial Technologies, Inc.	202,120	4,088,888	0.3%
Masco Corp.	483,152	5,677,036	0.4%
#Ryder System, Inc.	101,652	4,121,989	0.3%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
Other Securities		$205,535,777	13.8%

Total Industrials		219,423,690	14.8%

Information Technology — (15.2%)
*3Com Corp.	1,419,866	7,298,111	0.5%
*Arrow Electronics, Inc.	227,021	5,752,712	0.4%
*Avnet, Inc.	196,527	4,869,939	0.3%
*Benchmark Electronics, Inc.	298,403	5,013,170	0.3%
#*Cypress Semiconductor Corp.	579,563	4,885,716	0.3%
*Euronet Worldwide, Inc.	170,179	4,024,733	0.3%
Fidelity National Information Services, Inc.	259,600	5,648,896	0.4%
*IAC/InterActiveCorp.	221,621	4,197,502	0.3%
*Ingram Micro, Inc.	317,283	5,600,045	0.4%
Jabil Circuit, Inc.	387,509	5,184,870	0.3%
#*Rovi Corp.	191,465	5,274,861	0.4%
*Tech Data Corp.	220,978	8,492,185	0.6%
Other Securities		203,236,729	13.7%

Total Information Technology		269,479,469	18.2%

Materials — (5.1%)
Cabot Corp.	204,579	4,486,417	0.3%
#MeadWestavco Corp.	313,877	7,165,812	0.5%
Other Securities		79,535,488	5.3%

Total Materials		91,187,717	6.1%

Telecommunication Services — (0.2%)
Other Securities		4,169,050	0.3%

Utilities — (0.4%)
Other Securities		7,562,210	0.5%

TOTAL COMMON STOCKS		1,480,807,446	99.8%

RIGHTS/WARRANTS — (0.0%)
Other Securities		969	0.0%

TEMPORARY CASH INVESTMENTS — (0.9%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	15,296,895	15,296,895	1.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.8%)
§@DFA Short Term Investment Fund LP	278,907,219	278,907,219	18.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,598,967 FHLMC 5.793%(r), 01/01/37, valued at $1,459,993) to be repurchased at $1,417,478	$1,417	1,417,469	0.1%

TOTAL SECURITIES LENDING COLLATERAL		280,324,688	18.9%

TOTAL INVESTMENTS — (100.0%) (Cost $1,874,838,984)		$1,776,429,998	119.7%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$268,812,122	$7,730	—	$268,819,852
Consumer Staples	51,672,900	—	—	51,672,900
Energy	125,493,109	—	—	125,493,109
Financials	335,421,736	—	—	335,421,736
Health Care	107,577,713	—	—	107,577,713
Industrials	219,423,690	—	—	219,423,690
Information Technology	269,476,519	2,950	—	269,479,469
Materials	91,187,717	—	—	91,187,717
Telecommunication Services	4,169,050	—	—	4,169,050
Utilities	7,562,210	—	—	7,562,210
Rights/Warrants	969	—	—	969
Temporary Cash Investments	15,296,895	—	—	15,296,895
Securities Lending Collateral	—	280,324,688	—	280,324,688

TOTAL	$1,496,094,630	$280,335,368	—	$1,776,429,998

See accompanying Notes to Financial Statements.

U.S. SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (86.3%)
Consumer Discretionary — (15.8%)
#American Greetings Corp. Class A	1,904,200	$38,731,428	0.7%
Bob Evans Farms, Inc.	984,921	25,873,875	0.4%
Foot Locker, Inc.	2,143,946	22,468,554	0.4%
Jarden Corp.	1,909,448	52,299,781	0.9%
Jones Apparel Group, Inc.	1,788,255	31,991,882	0.6%
#*Penske Automotive Group, Inc.	2,028,957	31,773,467	0.6%
#Scholastic Corp.	1,711,917	42,575,376	0.7%
Other Securities		793,297,778	14.0%

Total Consumer Discretionary		1,039,012,141	18.3%

Consumer Staples — (2.6%)
#*Hain Celestial Group, Inc.	1,303,172	22,857,637	0.4%
#Universal Corp.	653,753	27,189,587	0.5%
Other Securities		119,553,794	2.1%

Total Consumer Staples		169,601,018	3.0%

Energy — (7.5%)
*Bristow Group, Inc.	929,038	27,081,458	0.5%
#*Helix Energy Solutions Group, Inc.	1,727,104	23,713,138	0.4%
#Overseas Shipholding Group, Inc.	736,187	28,895,340	0.5%
#*SEACOR Holdings, Inc.	312,838	25,424,344	0.5%
Other Securities		385,596,115	6.8%

Total Energy		490,710,395	8.7%

Financials — (19.5%)
#*AmeriCredit Corp.	2,109,220	37,227,733	0.7%
*Argo Group International Holdings, Ltd.	919,019	31,209,885	0.5%
Delphi Financial Group, Inc. Class A	1,232,969	26,755,427	0.5%
Infinity Property & Casualty Corp.	579,946	22,426,512	0.4%
*Navigators Group, Inc.	458,215	24,317,470	0.4%
#NewAlliance Bancshares, Inc.	3,348,207	37,098,134	0.6%
#*PHH Corp.	1,619,647	26,173,496	0.5%
#Prosperity Bancshares, Inc.	777,550	27,828,514	0.5%
Provident Financial Services, Inc.	2,524,606	27,139,514	0.5%
Selective Insurance Group, Inc.	1,931,259	29,586,888	0.5%
Unitrin, Inc.	1,168,143	22,895,603	0.4%
Washington Federal, Inc.	1,442,759	24,743,317	0.4%
#Wintrust Financial Corp.	865,512	24,416,094	0.4%
Other Securities		916,613,580	16.2%

Total Financials		1,278,432,167	22.5%

Health Care — (5.2%)
*Kindred Healthcare, Inc.	1,556,280	22,877,316	0.4%
#*LifePoint Hospitals, Inc.	1,732,785	49,089,799	0.9%
Other Securities		271,704,113	4.8%

Total Health Care		343,671,228	6.1%

Industrials — (15.8%)
#Alexander & Baldwin, Inc.	1,094,786	31,562,680	0.6%
#Applied Industrial Technologies, Inc.	1,273,350	25,759,871	0.4%
#Briggs & Stratton Corp.	1,918,846	35,882,420	0.6%
*EnerSys, Inc.	1,239,788	27,399,315	0.5%
*Esterline Technologies Corp.	1,043,023	43,921,699	0.8%
#GATX Corp.	1,374,465	37,357,959	0.7%
*MPS Group, Inc.	2,729,886	36,908,059	0.6%
*Oshkosh Truck Corp. Class B	1,447,301	45,242,629	0.8%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
Seaboard Corp.	18,999	$25,667,649	0.4%
SkyWest, Inc.	1,621,728	22,655,540	0.4%
#Trinity Industries, Inc.	1,569,201	26,488,113	0.5%
Watts Water Technologies, Inc.	882,816	24,939,552	0.4%
Other Securities		650,146,702	11.5%

Total Industrials		1,033,932,188	18.2%

Information Technology — (14.2%)
*Benchmark Electronics, Inc.	2,841,081	47,730,161	0.8%
#*Coherent, Inc.	952,417	23,934,239	0.4%
*Integrated Device Technology, Inc.	3,811,553	22,411,932	0.4%
*MKS Instruments, Inc.	1,978,214	30,939,267	0.6%
#*Skyworks Solutions, Inc.	3,593,575	37,480,987	0.7%
#*SYNNEX Corp.	978,845	25,185,682	0.4%
*Tech Data Corp.	1,314,127	50,501,901	0.9%
Other Securities		696,324,463	12.3%

Total Information Technology		934,508,632	16.5%

Materials — (5.4%)
#*Coeur d’Alene Mines Corp.	1,229,731	24,692,998	0.5%
#*OM Group, Inc.	836,126	22,592,125	0.4%
#Westlake Chemical Corp.	1,707,624	41,478,187	0.7%
Other Securities		266,133,234	4.7%

Total Materials		354,896,544	6.3%

Other — (0.0%)
Other Securities		14,709	0.0%

Telecommunication Services — (0.3%)
Other Securities		19,487,174	0.3%

Utilities — (0.0%)
Other Securities		1,886,349	0.0%

TOTAL COMMON STOCKS		5,666,152,545	99.9%

RIGHTS/WARRANTS — (0.0%)
Other Securities		8,086	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.7%)
§@DFA Short Term Investment Fund LP	891,912,224	891,912,224	15.7%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $12,306,408 FHLMC 5.945%(r), 07/01/37, valued at $9,454,190) to be repurchased at $9,178,886	$9,179	9,178,825	0.2%

TOTAL SECURITIES LENDING COLLATERAL		901,091,049	15.9%

TOTAL INVESTMENTS — (100.0%) (Cost $7,346,609,773)		$6,567,251,680	115.8%

U.S. SMALL CAP VALUE PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,038,674,739	$337,402	—	$1,039,012,141
Consumer Staples	169,601,018	—	—	169,601,018
Energy	490,710,395	—	—	490,710,395
Financials	1,278,432,167	—	—	1,278,432,167
Health Care	343,010,581	660,647	—	343,671,228
Industrials	1,033,932,188	—	—	1,033,932,188
Information Technology	934,303,993	204,639	—	934,508,632
Materials	354,896,544	—	—	354,896,544
Other	—	14,709	—	14,709
Telecommunication Services	19,487,174	—	—	19,487,174
Utilities	1,886,349	—	—	1,886,349
Rights/Warrants	8,086	—	—	8,086
Securities Lending Collateral	—	901,091,049	—	901,091,049

TOTAL	$5,664,943,234	$902,308,446	—	$6,567,251,680

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (11.1%)
*Amazon.com, Inc.	49,380	$5,866,838	0.3%
Comcast Corp. Class A	347,609	5,040,331	0.3%
Disney (Walt) Co.	289,025	7,910,614	0.4%
#Home Depot, Inc.	200,625	5,033,681	0.2%
McDonald’s Corp.	124,831	7,316,345	0.4%
Time Warner, Inc.	188,821	5,687,289	0.3%
Other Securities		215,017,573	10.8%

Total Consumer Discretionary		251,872,671	12.7%

Consumer Staples — (7.9%)
Coca-Cola Co.	250,108	13,333,257	0.7%
CVS Caremark Corp.	263,150	9,289,195	0.5%
Kraft Foods, Inc.	255,784	7,039,176	0.3%
#PepsiCo, Inc.	171,759	10,400,007	0.5%
Philip Morris International, Inc.	212,774	10,076,977	0.5%
Procter & Gamble Co.	341,128	19,785,424	1.0%
Wal-Mart Stores, Inc.	347,708	17,274,133	0.9%
Other Securities		90,417,306	4.5%

Total Consumer Staples		177,615,475	8.9%

Energy — (8.9%)
Anadarko Petroleum Corp.	76,361	4,652,676	0.2%
Apache Corp.	58,756	5,530,115	0.3%
Chevron Corp.	276,544	21,166,678	1.1%
ConocoPhillips	239,732	12,029,752	0.6%
Exxon Mobil Corp.	442,772	31,733,469	1.6%
Occidental Petroleum Corp.	64,024	4,858,141	0.3%
Schlumberger, Ltd.	129,860	8,077,292	0.4%
Other Securities		112,273,218	5.6%

Total Energy		200,321,341	10.1%

Financials — (13.8%)
Bank of America Corp.	1,196,477	17,444,635	0.9%
Bank of New York Mellon Corp.	186,378	4,968,837	0.3%
Goldman Sachs Group, Inc.	77,173	13,132,529	0.7%
JPMorgan Chase & Co.	629,826	26,307,832	1.3%
Morgan Stanley	209,929	6,742,919	0.3%
Travelers Cos., Inc. (The)	98,865	4,922,488	0.2%
U.S. Bancorp	210,315	4,883,514	0.2%
Wells Fargo & Co.	683,030	18,796,986	0.9%
Other Securities		214,138,947	10.8%

Total Financials		311,338,687	15.6%

Health Care — (10.1%)
Abbott Laboratories	178,855	9,044,697	0.5%
*Amgen, Inc.	127,585	6,855,142	0.3%
Bristol-Myers Squibb Co.	231,655	5,050,079	0.2%
Johnson & Johnson	304,296	17,968,679	0.9%
#Merck & Co., Inc.	237,954	7,359,917	0.4%
Pfizer, Inc.	1,180,571	20,105,124	1.0%
Schering-Plough Corp.	182,136	5,136,235	0.3%
UnitedHealth Group, Inc.	183,755	4,768,442	0.2%
Other Securities		152,555,741	7.7%

Total Health Care		228,844,056	11.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.6%)
3M Co.	79,085	$5,818,283	0.3%
General Electric Co.	1,278,657	18,233,649	0.9%
United Technologies Corp.	103,303	6,347,969	0.3%
Other Securities		209,232,706	10.5%

Total Industrials		239,632,607	12.0%

Information Technology — (15.2%)
*Apple, Inc.	99,324	18,722,574	0.9%
*Cisco Sytems, Inc.	713,334	16,299,682	0.8%
*Google, Inc.	26,997	14,473,632	0.7%
Hewlett-Packard Co.	277,599	13,174,849	0.7%
Intel Corp.	614,522	11,743,515	0.6%
International Business Machines Corp.	135,495	16,342,052	0.8%
Microsoft Corp.	975,390	27,047,565	1.4%
Oracle Corp.	551,185	11,630,004	0.6%
QUALCOMM, Inc.	185,100	7,664,991	0.4%
Other Securities		205,577,304	10.3%

Total Information Technology		342,676,168	17.2%

Materials — (4.3%)
Other Securities		97,072,917	4.9%

Other — (0.0%)
Other Securities		—	0.0%

Telecommunication Services — (2.4%)
AT&T, Inc.	926,606	23,785,976	1.2%
Verizon Communications, Inc.	446,911	13,224,096	0.7%
Other Securities		16,360,101	0.8%

Total Telecommunication Services		53,370,173	2.7%

Utilities — (3.3%)
Other Securities		75,909,223	3.8%

TOTAL COMMON STOCKS		1,978,653,318	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		601	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	7,604,090	7,604,090	0.4%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.1%)
§@DFA Short Term Investment Fund LP	270,634,566	270,634,566	13.6%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,521,878 FHLMC 5.793%(r), 01/01/37, valued at $1,416,688) to be repurchased at $1,375,434	$1,375	1,375,425	0.1%

TOTAL SECURITIES LENDING COLLATERAL		272,009,991	13.7%

TOTAL INVESTMENTS — (100.0%) (Cost $2,487,093,788)		$2,258,268,000	113.5%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$251,868,671	$4,000	—	$251,872,671
Consumer Staples	177,615,475	—	—	177,615,475
Energy	200,321,341	—	—	200,321,341
Financials	311,338,687	—	—	311,338,687
Health Care	228,820,192	23,864	—	228,844,056
Industrials	239,632,607	—	—	239,632,607
Information Technology	342,675,389	779	—	342,676,168
Materials	97,072,917	—	—	97,072,917
Other	—	—	—	—
Telecommunication Services	53,370,173	—	—	53,370,173
Utilities	75,909,223	—	—	75,909,223
Rights/Warrants	334	267	—	601
Temporary Cash Investments	7,604,090	—	—	7,604,090
Securities Lending Collateral	—	272,009,991	—	272,009,991

TOTAL	$1,986,229,099	$272,038,901	—	$2,258,268,000

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.6%)
Consumer Discretionary — (12.7%)
Comcast Corp. Class A	803,975	$11,657,638	0.3%
Disney (Walt) Co.	762,512	20,869,953	0.5%
*Liberty Media Corp. Entertainment Class A	324,533	10,002,107	0.3%
Lowe’s Cos., Inc.	577,087	11,293,593	0.3%
News Corp. Class A	776,144	8,941,179	0.2%
Time Warner, Inc.	505,637	15,229,786	0.4%
Other Securities		471,143,837	12.4%

Total Consumer Discretionary		549,138,093	14.4%

Consumer Staples — (6.3%)
Coca-Cola Co.	172,459	9,193,789	0.3%
CVS Caremark Corp.	598,385	21,122,991	0.6%
Kraft Foods, Inc.	594,231	16,353,237	0.4%
Procter & Gamble Co.	480,488	27,868,304	0.7%
Wal-Mart Stores, Inc.	405,500	20,145,240	0.5%
Other Securities		179,330,811	4.7%

Total Consumer Staples		274,014,372	7.2%

Energy — (9.1%)
Anadarko Petroleum Corp.	191,338	11,658,224	0.3%
Apache Corp.	140,063	13,182,730	0.3%
Chevron Corp.	638,061	48,837,189	1.3%
ConocoPhillips	584,396	29,324,991	0.8%
Devon Energy Corp.	160,926	10,413,521	0.3%
Exxon Mobil Corp.	404,458	28,987,505	0.8%
Marathon Oil Corp.	294,470	9,414,206	0.2%
Occidental Petroleum Corp.	157,660	11,963,241	0.3%
XTO Energy, Inc.	240,650	10,001,414	0.3%
Other Securities		220,292,233	5.8%

Total Energy		394,075,254	10.4%

Financials — (17.0%)
Bank of America Corp.	3,267,707	47,643,168	1.3%
Bank of New York Mellon Corp.	476,180	12,694,959	0.3%
Goldman Sachs Group, Inc.	174,144	29,634,084	0.8%
JPMorgan Chase & Co.	1,554,737	64,941,364	1.7%
MetLife, Inc.	327,880	11,157,756	0.3%
Morgan Stanley	535,661	17,205,431	0.5%
PNC Financial Services Group, Inc.	182,154	8,914,617	0.2%
Prudential Financial, Inc.	185,892	8,407,895	0.2%
Travelers Cos., Inc. (The)	240,418	11,970,412	0.3%
Wells Fargo & Co.	1,945,537	53,541,178	1.4%
Other Securities		469,783,862	12.3%

Total Financials		735,894,726	19.3%

Health Care — (8.8%)
Johnson & Johnson	294,829	17,409,652	0.5%
Pfizer, Inc.	2,232,446	38,018,555	1.0%
UnitedHealth Group, Inc.	468,620	12,160,689	0.3%
*WellPoint, Inc.	211,328	9,881,697	0.3%
Other Securities		304,873,393	8.0%

Total Health Care		382,343,986	10.1%

Industrials — (11.3%)
Burlington Northern Santa Fe Corp.	139,866	10,534,707	0.3%
FedEx Corp.	127,079	9,237,373	0.2%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	3,116,591	$44,442,588	1.2%
Union Pacific Corp.	206,650	11,394,681	0.3%
Other Securities		413,720,137	10.9%

Total Industrials		489,329,486	12.9%

Information Technology — (12.8%)
*Apple, Inc.	70,536	13,296,036	0.4%
*Cisco Sytems, Inc.	558,086	12,752,265	0.3%
*Google, Inc.	21,180	11,355,022	0.3%
Hewlett-Packard Co.	421,467	20,002,824	0.5%
Intel Corp.	620,264	11,853,245	0.3%
International Business Machines Corp.	91,559	11,042,931	0.3%
Microsoft Corp.	709,934	19,686,470	0.5%
Oracle Corp.	435,610	9,191,371	0.2%
Other Securities		443,187,202	11.7%

Total Information Technology		552,367,366	14.5%

Materials — (4.6%)
Dow Chemical Co.	460,717	10,817,635	0.3%
International Paper Co.	388,835	8,674,909	0.2%
Other Securities		178,059,818	4.7%

Total Materials		197,552,362	5.2%

Other — (0.0%)
Other Securities		63	0.0%

Telecommunication Services — (2.8%)
AT&T, Inc.	2,076,121	53,294,026	1.4%
Verizon Communications, Inc.	1,065,744	31,535,365	0.8%
Other Securities		34,309,434	0.9%

Total Telecommunication Services		119,138,825	3.1%

Utilities — (2.2%)
Other Securities		96,927,672	2.5%

TOTAL COMMON STOCKS		3,790,782,205	99.6%

RIGHTS/WARRANTS — (0.0%)
Other Securities		2,115	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	21,699,929	21,699,929	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.9%)
§@DFA Short Term Investment Fund LP	511,775,326	511,775,326	13.4%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,768,923 FHLMC 5.793%(r), 01/01/37, valued at $2,678,986) to be repurchased at $2,600,974	$2,601	2,600,957	0.1%

TOTAL SECURITIES LENDING COLLATERAL		514,376,283	13.5%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $4,987,965,248)	$4,326,860,532	113.7%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$549,128,925	$9,168	—	$549,138,093
Consumer Staples	274,014,372	—	—	274,014,372
Energy	394,075,254	—	—	394,075,254
Financials	735,894,726	—	—	735,894,726
Health Care	382,279,666	64,320	—	382,343,986
Industrials	489,329,486	—	—	489,329,486
Information Technology	552,365,768	1,598	—	552,367,366
Materials	197,552,362	—	—	197,552,362
Other	—	63	—	63
Telecommunication Services	119,138,825	—	—	119,138,825
Utilities	96,927,672	—	—	96,927,672
Rights/Warrants	951	1,164	—	2,115
Temporary Cash Investments	21,699,929	—	—	21,699,929
Securities Lending Collateral	—	514,376,283	—	514,376,283

TOTAL	$3,812,407,936	$514,452,596	—	$4,326,860,532

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.1%)
Consumer Discretionary — (13.7%)
#*AutoNation, Inc.	161,659	$2,787,001	0.2%
Carnival Corp.	88,808	2,586,089	0.2%
Comcast Corp. Class A	298,194	4,323,813	0.4%
Disney (Walt) Co.	112,792	3,087,117	0.3%
Jarden Corp.	98,783	2,705,666	0.2%
*Liberty Media Corp. Interactive Class A	257,857	2,924,098	0.3%
#*Sears Holdings Corp.	54,760	3,716,014	0.3%
Time Warner, Inc.	198,927	5,991,681	0.5%
Other Securities		162,744,900	13.8%

Total Consumer Discretionary		190,866,379	16.2%

Consumer Staples — (4.4%)
CVS Caremark Corp.	88,513	3,124,509	0.3%
J.M. Smucker Co.	49,794	2,625,638	0.2%
Kraft Foods, Inc.	120,422	3,314,013	0.3%
Procter & Gamble Co.	76,240	4,421,920	0.4%
Other Securities		47,503,444	4.0%

Total Consumer Staples		60,989,524	5.2%

Energy — (8.4%)
Anadarko Petroleum Corp.	62,067	3,781,742	0.3%
Chevron Corp.	79,607	6,093,120	0.5%
ConocoPhillips	197,546	9,912,858	0.8%
Exxon Mobil Corp.	66,600	4,773,222	0.4%
Marathon Oil Corp.	94,908	3,034,209	0.3%
XTO Energy, Inc.	69,919	2,905,834	0.3%
Other Securities		86,347,519	7.3%

Total Energy		116,848,504	9.9%

Financials — (19.6%)
American Financial Group, Inc.	129,237	3,179,230	0.3%
Ameriprise Financial, Inc.	89,186	3,092,079	0.3%
Bank of America Corp.	531,294	7,746,267	0.7%
#*CNA Financial Corp.	123,408	2,686,592	0.2%
Discover Financial Services	235,869	3,335,188	0.3%
First American Corp.	86,160	2,618,402	0.2%
Goldman Sachs Group, Inc.	21,070	3,585,482	0.3%
JPMorgan Chase & Co.	539,281	22,525,767	1.9%
#M&T Bank Corp.	55,943	3,516,018	0.3%
MetLife, Inc.	84,340	2,870,090	0.2%
Morgan Stanley	84,025	2,698,883	0.2%
Reinsurance Group of America, Inc.	59,129	2,725,847	0.2%
Travelers Cos., Inc. (The)	73,100	3,639,649	0.3%
Unum Group	203,475	4,059,326	0.3%
Wells Fargo & Co.	161,404	4,441,838	0.4%
Other Securities		200,054,535	17.0%

Total Financials		272,775,193	23.1%

Health Care — (7.5%)
#*Community Health Systems, Inc.	104,600	3,271,888	0.3%
Pfizer, Inc.	326,770	5,564,893	0.5%
*WellPoint, Inc.	62,400	2,917,824	0.2%
Other Securities		93,197,030	7.9%

Total Health Care		104,951,635	8.9%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.9%)
General Electric Co.	267,064	$3,808,333	0.3%
Ryder System, Inc.	66,622	2,701,522	0.2%
Southwest Airlines Co.	307,716	2,584,814	0.2%
Other Securities		143,551,380	12.2%

Total Industrials		152,646,049	12.9%

Information Technology — (12.1%)
Fidelity National Information Services, Inc.	121,153	2,636,289	0.2%
*IAC/InterActiveCorp	143,788	2,723,345	0.2%
*Ingram Micro, Inc.	166,139	2,932,353	0.3%
Jabil Circuit, Inc.	223,919	2,996,036	0.3%
*Rovi Corp.	110,469	3,043,421	0.3%
*Tellabs, Inc.	426,210	2,565,784	0.2%
#Xerox Corp.	518,918	3,902,263	0.3%
Other Securities		147,333,309	12.5%

Total Information Technology		168,132,800	14.3%

Materials — (4.7%)
International Paper Co.	281,200	6,273,572	0.5%
MeadWestavco Corp.	151,161	3,451,006	0.3%
Other Securities		55,796,528	4.8%

Total Materials		65,521,106	5.6%

Other — (0.0%)
Other Securities		6	0.0%

Telecommunication Services — (1.6%)
AT&T, Inc.	332,498	8,535,224	0.7%
Verizon Communications, Inc.	159,887	4,731,056	0.4%
Other Securities		9,379,784	0.8%

Total Telecommunication Services		22,646,064	1.9%

Utilities — (1.2%)
Other Securities		17,444,083	1.5%

TOTAL COMMON STOCKS		1,172,821,343	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		1,158	0.0%

TEMPORARY CASH INVESTMENTS — (0.7%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	10,352,638	10,352,638	0.9%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.2%)
§@DFA Short Term Investment Fund LP	210,532,503	210,532,503	17.9%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $1,961,824 FHLMC 5.793%(r), 01/01/37, valued at $1,102,073) to be repurchased at $1,069,980	$1,070	1,069,973	0.1%

TOTAL SECURITIES LENDING COLLATERAL		211,602,476	18.0%

TOTAL INVESTMENTS — (100.0%) (Cost $1,626,855,214)		$1,394,777,615	118.4%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$190,856,379	$10,000	—	$190,866,379
Consumer Staples	60,989,524	—	—	60,989,524
Energy	116,848,504	—	—	116,848,504
Financials	272,775,193	—	—	272,775,193
Health Care	104,930,024	21,611	—	104,951,635
Industrials	152,646,049	—	—	152,646,049
Information Technology	168,131,625	1,175	—	168,132,800
Materials	65,521,106	—	—	65,521,106
Other	—	6	—	6
Telecommunication Services	22,646,064	—	—	22,646,064
Utilities	17,444,083	—	—	17,444,083
Rights/Warrants	238	920	—	1,158
Temporary Cash Investments	10,352,638	—	—	10,352,638
Securities Lending Collateral	—	211,602,476	—	211,602,476

TOTAL	$1,183,141,427	$211,636,188	—	$1,394,777,615

See accompanying Notes to Financial Statements.

T.A. U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.0%)
Consumer Discretionary — (12.9%)
Comcast Corp. Class A	346,719	$5,027,426	0.4%
Disney (Walt) Co.	340,594	9,322,058	0.6%
*Liberty Media Corp. Entertainment Class A	118,270	3,645,081	0.3%
Lowe’s Cos., Inc.	167,907	3,285,940	0.2%
News Corp. Class A	318,443	3,668,463	0.3%
Time Warner Cable, Inc.	88,298	3,482,473	0.2%
Time Warner, Inc.	177,057	5,332,957	0.4%
Other Securities		178,121,726	12.3%

Total Consumer Discretionary		211,886,124	14.7%

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	114,684	3,454,282	0.2%
Coca-Cola Co.	69,082	3,682,761	0.3%
CVS Caremark Corp.	246,749	8,710,240	0.6%
Kraft Foods, Inc.	258,941	7,126,056	0.5%
Procter & Gamble Co.	126,580	7,341,640	0.5%
Other Securities		67,570,477	4.7%

Total Consumer Staples		97,885,456	6.8%

Energy — (8.9%)
Anadarko Petroleum Corp.	71,637	4,364,842	0.3%
Apache Corp.	56,903	5,355,710	0.4%
Chevron Corp.	236,822	18,126,356	1.3%
ConocoPhillips	207,460	10,410,343	0.7%
Devon Energy Corp.	70,570	4,566,585	0.3%
Exxon Mobil Corp.	232,529	16,665,353	1.1%
Marathon Oil Corp.	136,394	4,360,516	0.3%
Other Securities		83,187,956	5.8%

Total Energy		147,037,661	10.2%

Financials — (16.1%)
Bank of America Corp.	763,692	11,134,629	0.8%
Bank of New York Mellon Corp.	183,418	4,889,924	0.3%
#BlackRock, Inc.	18,115	3,921,716	0.3%
CME Group, Inc.	12,950	3,918,799	0.3%
Goldman Sachs Group, Inc.	79,332	13,499,926	0.9%
JPMorgan Chase & Co.	633,250	26,450,852	1.8%
MetLife, Inc.	126,449	4,303,059	0.3%
Morgan Stanley	205,947	6,615,018	0.5%
Travelers Cos., Inc. (The)	100,570	5,007,380	0.4%
Wells Fargo & Co.	439,736	12,101,535	0.8%
Other Securities		173,514,260	12.0%

Total Financials		265,357,098	18.4%

Health Care — (9.0%)
Johnson & Johnson	92,545	5,464,782	0.4%
Pfizer, Inc.	810,516	13,803,087	0.9%
*Thermo Fisher Scientific, Inc.	74,214	3,339,630	0.2%
UnitedHealth Group, Inc.	200,614	5,205,933	0.4%
*WellPoint, Inc.	83,721	3,914,794	0.3%
Other Securities		116,692,475	8.1%

Total Health Care		148,420,701	10.3%

Industrials — (11.8%)
Burlington Northern Santa Fe Corp.	54,536	4,107,652	0.3%
FedEx Corp.	55,500	4,034,295	0.3%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	1,163,033	$16,584,851	1.1%
Union Pacific Corp.	87,049	4,799,882	0.3%
Other Securities		164,472,087	11.4%

Total Industrials		193,998,767	13.4%

Information Technology — (12.9%)
*Apple, Inc.	27,332	5,152,082	0.4%
*Cisco Sytems, Inc.	153,862	3,515,747	0.2%
*Google, Inc.	7,940	4,256,793	0.3%
Hewlett-Packard Co.	150,483	7,141,923	0.5%
Intel Corp.	314,896	6,017,663	0.4%
International Business Machines Corp.	43,923	5,297,553	0.4%
Microsoft Corp.	263,082	7,295,264	0.5%
Oracle Corp.	166,850	3,520,535	0.2%
Other Securities		170,774,371	11.8%

Total Information Technology		212,971,931	14.7%

Materials — (4.2%)
Dow Chemical Co.	170,500	4,003,340	0.3%
International Paper Co.	173,200	3,864,092	0.3%
Other Securities		61,355,121	4.2%

Total Materials		69,222,553	4.8%

Telecommunication Services — (2.9%)
AT&T, Inc.	887,556	22,783,563	1.6%
Verizon Communications, Inc.	417,968	12,367,673	0.8%
Other Securities		12,939,327	0.9%

Total Telecommunication Services		48,090,563	3.3%

Utilities — (2.4%)
Other Securities		39,536,347	2.7%

TOTAL COMMON STOCKS		1,434,407,201	99.3%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.8%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	13,452,630	13,452,630	0.9%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.2%)
§@DFA Short Term Investment Fund LP	199,507,736	199,507,736	13.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $1,164,996 FNMA 7.000%, 10/01/38, valued at $1,044,362) to be repurchased at $1,013,950	$1,014	1,013,943	0.1%

TOTAL SECURITIES LENDING COLLATERAL		200,521,679	13.9%

TOTAL INVESTMENTS — (100.0%) (Cost $1,617,549,118)		$1,648,381,510	114.1%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$211,883,636	$2,488	—	$211,886,124
Consumer Staples	97,885,456	—	—	97,885,456
Energy	147,037,661	—	—	147,037,661
Financials	265,357,098	—	—	265,357,098
Health Care	148,398,711	21,990	—	148,420,701
Industrials	193,998,767	—	—	193,998,767
Information Technology	212,971,931	—	—	212,971,931
Materials	69,222,553	—	—	69,222,553
Telecommunication Services	48,090,563	—	—	48,090,563
Utilities	39,536,347	—	—	39,536,347
Rights/Warrants	—	—	—	—
Temporary Cash Investments	13,452,630	—	—	13,452,630
Securities Lending Collateral	—	200,521,679	—	200,521,679

TOTAL	$1,447,835,353	$200,546,157	—	$1,648,381,510

See accompanying Notes to Financial Statements.

U.S. SMALL CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.2%)
Consumer Discretionary — (15.2%)
#Buckle, Inc.	124,650	$3,740,746	0.1%
#Cooper Tire & Rubber Co.	483,812	7,382,971	0.3%
#*Gymboree Corp.	83,700	3,563,109	0.1%
*Harman International Industries, Inc.	103,046	3,875,560	0.2%
*Liberty Media Corp. Capital Class A	306,878	6,349,306	0.3%
Stage Stores, Inc.	454,540	5,363,572	0.2%
Tupperware Corp.	100,500	4,524,510	0.2%
*Warnaco Group, Inc.	133,817	5,423,603	0.2%
Wolverine World Wide, Inc.	146,900	3,757,702	0.2%
Other Securities		409,239,690	16.2%

Total Consumer Discretionary		453,220,769	18.0%

Consumer Staples — (3.6%)
#Casey’s General Stores, Inc.	137,677	4,340,956	0.2%
*Central Garden & Pet Co. Class A	502,714	4,755,674	0.2%
Lancaster Colony Corp.	86,132	4,184,293	0.2%
Nu Skin Enterprises, Inc. Class A	180,500	4,108,180	0.1%
Other Securities		88,819,373	3.5%

Total Consumer Staples		106,208,476	4.2%

Energy — (4.7%)
CARBO Ceramics, Inc.	66,655	3,891,985	0.2%
Other Securities		137,267,123	5.4%

Total Energy		141,159,108	5.6%

Financials — (10.8%)
#Prosperity Bancshares, Inc.	112,211	4,016,032	0.2%
#*SVB Financial Group	86,286	3,559,298	0.1%
#Westamerica Bancorporation	79,557	3,802,825	0.2%
Other Securities		310,538,970	12.3%

Total Financials		321,917,125	12.8%

Health Care — (11.0%)
#*Allscripts-Misys Healthcare Solutions, Inc.	193,106	3,765,567	0.2%
*Catalyst Health Solutions, Inc.	114,340	3,586,846	0.1%
*Dionex Corp.	53,415	3,625,810	0.1%
#*NuVasive, Inc.	97,252	3,529,275	0.1%
#*PSS World Medical, Inc.	178,200	3,603,204	0.1%
#Quality Systems, Inc.	72,918	4,449,456	0.2%
*Varian, Inc.	76,999	3,942,349	0.2%
Other Securities		299,868,947	11.9%

Total Health Care		326,371,454	12.9%

Industrials — (14.6%)
*EMCOR Group, Inc.	176,300	4,164,206	0.2%
#Heartland Express, Inc.	264,941	3,603,198	0.1%
Knight Transportation, Inc.	227,179	3,643,951	0.1%
*MPS Group, Inc.	266,800	3,607,136	0.1%
Nordson Corp.	92,150	4,862,756	0.2%
*Oshkosh Truck Corp. Class B	113,829	3,558,295	0.1%
#Regal-Beloit Corp.	82,104	3,849,036	0.2%
*Tetra Tech, Inc.	153,296	3,944,306	0.2%
*United Stationers, Inc.	76,209	3,592,492	0.1%
#Werner Enterprises, Inc.	203,184	3,809,700	0.2%
Other Securities		396,316,990	15.7%

Total Industrials		434,952,066	17.2%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (17.3%)
#Adtran, Inc.	210,232	$4,843,745	0.2%
#*Atheros Communications, Inc.	149,696	3,685,516	0.1%
#*Concur Technologies, Inc.	107,483	3,830,694	0.1%
*Euronet Worldwide, Inc.	178,724	4,226,823	0.2%
*Exar Corp.	521,305	3,597,004	0.1%
#*Informatica Corp.	245,857	5,219,544	0.2%
*Quest Software, Inc.	296,730	4,976,162	0.2%
*RF Micro Devices, Inc.	1,149,123	4,573,510	0.2%
#*Silicon Laboratories, Inc.	92,924	3,893,516	0.1%
*Skyworks Solutions, Inc.	384,710	4,012,525	0.2%
*Starent Networks Corp.	141,611	4,777,955	0.2%
Syntel, Inc.	108,782	3,897,659	0.2%
*TIBCO Software, Inc.	474,473	4,151,639	0.2%
Other Securities		461,308,866	18.3%

Total Information Technology		516,995,158	20.5%

Materials — (4.2%)
#NewMarket Corp.	43,500	4,067,250	0.1%
Schweitzer-Maudoit International, Inc.	80,768	4,171,667	0.2%
Other Securities		115,900,513	4.6%

Total Materials		124,139,430	4.9%

Other — (0.0%)
Other Securities		1,790	0.0%

Telecommunication Services — (0.9%)
Other Securities		26,637,821	1.1%

Utilities — (1.9%)
#Cleco Corp.	157,387	3,895,328	0.1%
Other Securities		52,686,048	2.1%

Total Utilities		56,581,376	2.2%

TOTAL COMMON STOCKS		2,508,184,573	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		1,961	0.0%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $6,820,000 FNMA 5.00%, 08/25/18, valued at $5,330,182) to be repurchased at $5,249,083	$5,249	5,249,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.6%)
§@DFA Short Term Investment Fund LP	463,746,494	463,746,494	18.4%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,321,370 FHLMC 5.793%(r), 01/01/37, valued at $2,427,569) to be repurchased at $2,356,879	$2,357	2,356,863	0.1%

TOTAL SECURITIES LENDING COLLATERAL		466,103,357	18.5%

U.S. SMALL CAP PORTFOLIO

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $3,017,501,920)	$2,979,538,891	118.1%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$453,196,769	$24,000	—	$453,220,769
Consumer Staples	106,208,476	—	—	106,208,476
Energy	141,159,108	—	—	141,159,108
Financials	321,917,125	—	—	321,917,125
Health Care	326,239,973	131,481	—	326,371,454
Industrials	434,952,066	—	—	434,952,066
Information Technology	516,973,323	21,835	—	516,995,158
Materials	124,139,430	—	—	124,139,430
Other	—	1,790	—	1,790
Telecommunication Services	26,637,821	—	—	26,637,821
Utilities	56,581,376	—	—	56,581,376
Rights/Warrants	1,961	—	—	1,961
Temporary Cash Investments	—	5,249,000	—	5,249,000
Securities Lending Collateral	—	466,103,357	—	466,103,357

TOTAL	$2,508,007,428	$471,531,463	—	$2,979,538,891

See accompanying Notes to Financial Statements.

U.S. MICRO CAP PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (85.7%)
Consumer Discretionary — (15.0%)
#*Brunswick Corp.	643,908	$6,104,248	0.2%
#*Buffalo Wild Wings, Inc.	156,089	6,401,210	0.2%
*Jo-Ann Stores, Inc.	231,900	6,173,178	0.2%
#*Jos. A. Bank Clothiers, Inc.	176,578	7,236,166	0.3%
Monro Muffler Brake, Inc.	187,706	5,817,009	0.2%
#*Penske Automotive Group, Inc.	835,188	13,079,044	0.5%
*Steven Madden, Ltd.	180,802	7,322,481	0.3%
#*True Religion Apparel, Inc.	215,705	5,558,718	0.2%
UniFirst Corp.	132,382	5,573,282	0.2%
*Valassis Communications, Inc.	395,647	7,212,645	0.2%
Other Securities		420,820,301	14.9%

Total Consumer Discretionary		491,298,282	17.4%

Consumer Staples — (4.1%)
#Cal-Maine Foods, Inc.	207,719	5,639,571	0.2%
J & J Snack Foods Corp.	181,697	7,117,071	0.3%
#Lance, Inc.	242,775	5,855,733	0.2%
PriceSmart, Inc.	296,600	5,724,380	0.2%
Other Securities		110,564,745	3.9%

Total Consumer Staples		134,901,500	4.8%

Energy — (3.0%)
*NATCO Group, Inc. Class A	168,512	7,343,753	0.3%
*Rosetta Resources, Inc.	481,444	6,513,937	0.2%
Other Securities		84,623,767	3.0%

Total Energy		98,481,457	3.5%

Financials — (12.4%)
FBL Financial Group, Inc. Class A	293,211	5,908,202	0.2%
Infinity Property & Casualty Corp.	144,873	5,602,239	0.2%
*PICO Holdings, Inc.	170,271	5,778,998	0.2%
#*Portfolio Recovery Associates, Inc.	134,197	6,191,850	0.2%
Other Securities		383,238,435	13.6%

Total Financials		406,719,724	14.4%

Health Care — (12.5%)
*Amsurg Corp.	297,081	6,259,497	0.3%
*CONMED Corp.	266,279	5,642,452	0.2%
#Invacare Corp.	251,311	5,636,906	0.2%
*Par Pharmaceutical Cos., Inc.	271,575	5,694,928	0.2%
Other Securities		383,894,332	13.6%

Total Health Care		407,128,115	14.5%

Industrials — (14.3%)
#American Science & Engineering, Inc.	88,885	5,877,076	0.2%
#Badger Meter, Inc.	157,501	5,870,062	0.2%
Healthcare Services Group, Inc.	353,878	6,989,090	0.3%
#Raven Industries, Inc.	253,116	6,251,965	0.2%
*Sykes Enterprises, Inc.	354,492	8,415,640	0.3%
Other Securities		433,609,242	15.4%

Total Industrials		467,013,075	16.6%

Information Technology — (18.3%)
#*Cabot Microelectronics Corp.	234,301	7,492,946	0.3%
*Forrester Research, Inc.	224,649	5,690,359	0.2%
*Littlefuse, Inc.	204,498	5,635,965	0.2%

U.S. MICRO CAP PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (Continued)
#*Manhattan Associates, Inc.	243,170	$5,580,752	0.2%
Maximus, Inc.	144,349	6,677,585	0.2%
#*Monolithic Power Systems, Inc.	283,490	5,666,965	0.2%
#Pegasystems, Inc.	274,711	7,875,964	0.3%
#Power Integrations, Inc.	254,493	7,940,182	0.3%
#*ScanSource, Inc.	237,698	6,035,152	0.2%
#*STEC, Inc.	446,325	9,515,649	0.3%
#*TNS, Inc.	214,400	6,058,944	0.2%
*Triquint Semiconductor, Inc.	1,347,578	7,263,445	0.3%
#*Tyler Technologies, Inc.	367,652	6,992,741	0.3%
#*Ultimate Software Group, Inc.	243,491	6,211,455	0.2%
United Online, Inc.	732,564	5,860,512	0.2%
Other Securities		496,102,824	17.6%

Total Information Technology		596,601,440	21.2%

Materials — (3.6%)
#AMCOL International Corp.	271,602	7,072,516	0.2%
Arch Chemicals, Inc.	221,263	6,126,772	0.2%
Schweitzer-Maudoit International, Inc.	146,820	7,583,253	0.3%
Other Securities		97,697,901	3.5%

Total Materials		118,480,442	4.2%

Other — (0.0%)
Other Securities		10,290	0.0%

Telecommunication Services — (1.1%)
Other Securities		34,241,370	1.2%

Utilities — (1.4%)
American States Water Co.	165,279	5,478,999	0.2%
Empire District Electric Co.	300,150	5,420,709	0.2%
#MGE Energy, Inc.	197,335	6,910,672	0.2%
Other Securities		28,565,305	1.0%

Total Utilities		46,375,685	1.6%

TOTAL COMMON STOCKS		2,801,251,380	99.4%

RIGHTS/WARRANTS — (0.0%)
Other Securities		2,209	0.0%

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	9,293,471	9,293,471	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.0%)
§@DFA Short Term Investment Fund LP	456,745,018	456,745,018	16.2%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,256,128 FHLMC 5.793%(r), 01/01/37, valued at $2,390,919) to be repurchased at $2,321,295	$2,321	2,321,280	0.1%

TOTAL SECURITIES LENDING COLLATERAL		459,066,298	16.3%

TOTAL INVESTMENTS — (100.0%) (Cost $3,473,226,895)		$3,269,613,358	116.0%

U.S. MICRO CAP PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$491,089,532	$208,750	—	$491,298,282
Consumer Staples	134,901,500	—	—	134,901,500
Energy	98,481,457	—	—	98,481,457
Financials	406,719,724	—	—	406,719,724
Health Care	406,927,042	201,073	—	407,128,115
Industrials	467,013,075	—	—	467,013,075
Information Technology	596,601,440	—	—	596,601,440
Materials	118,480,442	—	—	118,480,442
Other	—	10,290	—	10,290
Telecommunication Services	34,241,370	—	—	34,241,370
Utilities	46,375,685	—	—	46,375,685
Rights/Warrants	2,209	—	—	2,209
Temporary Cash Investments	9,293,471	—	—	9,293,471
Securities Lending Collateral	—	459,066,298	—	459,066,298

TOTAL	$2,810,126,947	$459,486,411	—	$3,269,613,358

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (73.6%)
Real Estate Investment Trusts — (73.6%)
#Alexander’s, Inc.	55,500	$14,703,060	0.7%
#Alexandria Real Estate Equities, Inc.	419,576	22,728,432	1.1%
#AMB Property Corp.	1,436,481	31,573,852	1.6%
American Campus Communites, Inc.	508,012	13,726,484	0.7%
#Apartment Investment & Management Co. Class A	1,251,241	15,452,826	0.8%
#AvalonBay Communities, Inc.	828,309	56,971,093	2.8%
BioMed Realty Trust, Inc.	955,828	12,970,586	0.6%
#Boston Properties, Inc.	1,347,700	81,899,729	4.1%
#BRE Properties, Inc. Class A	548,615	14,938,786	0.7%
#Camden Property Trust	635,103	23,022,484	1.1%
#Corporate Office Properties Trust	570,400	18,931,576	0.9%
#Developers Diversified Realty Corp.	1,727,951	14,843,099	0.7%
#Digital Realty Trust, Inc.	798,117	36,019,020	1.8%
#Douglas Emmett, Inc.	1,309,963	15,457,563	0.8%
#Duke Realty Corp.	2,172,470	24,418,563	1.2%
#Equity Lifestyle Properties, Inc.	298,926	13,885,113	0.7%
#Equity One, Inc.	849,219	12,670,347	0.6%
#Equity Residential	2,734,906	78,984,085	3.9%
#Essex Property Trust, Inc.	283,571	21,318,868	1.1%
#Federal Realty Investment Trust	631,358	37,269,063	1.8%
#HCP, Inc.	2,837,822	83,971,153	4.2%
#Health Care REIT, Inc.	1,174,673	52,120,241	2.6%
#Healthcare Realty Trust, Inc.	635,960	13,247,047	0.7%
#Highwood Properties, Inc.	695,760	19,147,315	0.9%
#Home Properties, Inc.	352,370	13,805,857	0.7%
#Hospitality Properties Trust	1,194,605	23,067,823	1.1%
#Host Marriott Corp.	5,857,767	59,222,024	2.9%
#HRPT Properties Trust	2,385,161	16,767,682	0.8%
#Kimco Realty Corp.	3,650,770	46,145,733	2.3%
#Liberty Property Trust	1,082,967	31,806,741	1.6%
#Macerich Co. (The)	864,550	25,763,590	1.3%
Mack-Cali Realty Corp.	779,841	24,136,079	1.2%
#Mid-America Apartment Communities, Inc.	302,710	13,264,752	0.7%
#National Retail Properties, Inc.	857,504	16,618,428	0.8%
Nationwide Health Properties, Inc.	1,090,924	35,182,299	1.7%
#Omega Healthcare Investors, Inc.	882,824	13,383,612	0.7%
#ProLogis	4,295,149	48,664,038	2.4%
#Public Storage	1,703,066	125,345,658	6.2%
#Realty Income Corp.	1,118,748	25,932,579	1.3%
#Regency Centers Corp.	788,282	26,446,861	1.3%
#Senior Housing Properties Trust	1,265,132	24,391,745	1.2%
#Simon Property Group, Inc.	2,747,056	186,497,632	9.2%
#SL Green Realty Corp.	761,883	29,530,585	1.5%
#Tanger Factory Outlet Centers, Inc.	368,951	14,045,965	0.7%
#Taubman Centers, Inc.	565,761	17,261,368	0.9%
#UDR, Inc.	1,491,932	21,453,982	1.1%
#Ventas, Inc.	1,545,828	62,034,078	3.1%
#Vornado Realty Trust	1,740,706	103,676,449	5.1%
#Washington REIT	570,272	15,226,262	0.8%
#Weingarten Realty Investors	1,161,941	21,495,908	1.1%
Other Securities		232,842,748	11.5%

TOTAL COMMON STOCKS		2,004,280,863	99.3%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $18,765,000 FNMA 6.50%, 06/25/39, valued at $20,195,831) to be repurchased at $19,896,315	$19,896	$19,896,000	1.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (25.7%)
§@DFA Short Term Investment Fund LP	696,103,948	696,103,948	34.5%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $4,743,207 FHLMC 5.945%, 07/01/37, valued at $3,643,889) to be repurchased at $3,537,780	$3,538	3,537,756	0.1%

TOTAL SECURITIES LENDING COLLATERAL		699,641,704	34.6%

TOTAL INVESTMENTS — (100.0%) (Cost $3,104,327,377)		$2,723,818,567	134.9%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks Real Estate Investment Trusts	$2,004,205,423	$75,440	—	$2,004,280,863
Rights/Warrants	—	—	—	—
Temporary Cash Investments	—	19,896,000	—	19,896,000
Securities Lending Collateral	—	699,641,704	—	699,641,704

TOTAL	$2,004,205,423	$719,613,144	—	$2,723,818,567

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.9%)
AUSTRALIA — (6.4%)
Australia & New Zealand Banking Group, Ltd.	313,082	$6,385,657	0.5%
BHP Billiton, Ltd.	297,885	9,769,625	0.7%
Commonwealth Bank of Australia	205,240	9,484,434	0.7%
National Australia Bank, Ltd.	269,835	7,129,483	0.5%
Westpac Banking Corp.	303,665	7,097,436	0.5%
Other Securities		62,682,123	4.6%

TOTAL AUSTRALIA		102,548,758	7.5%

AUSTRIA — (0.3%)
Other Securities		4,353,395	0.3%

BELGIUM — (0.6%)
Other Securities		9,594,243	0.7%

CANADA — (7.3%)
Bank of Nova Scotia	131,127	5,483,570	0.4%
EnCana Corp	98,862	5,481,928	0.4%
#Royal Bank of Canada	194,768	9,863,949	0.7%
Suncor Energy, Inc.	211,107	7,007,960	0.5%
#Toronto Dominion Bank	115,015	6,556,190	0.5%
Other Securities		81,866,578	6.0%

TOTAL CANADA		116,260,175	8.5%

DENMARK — (0.8%)
Other Securities		12,304,930	0.9%

FINLAND — (0.8%)
Other Securities		12,017,978	0.9%

FRANCE — (7.9%)
BNP Paribas SA	125,043	9,420,006	0.7%
France Telecom SA	214,253	5,308,922	0.4%
#*GDF Suez	152,694	6,383,743	0.5%
Sanofi - Aventis SA	101,521	7,441,704	0.5%
#Total SA	177,977	10,650,191	0.8%
Other Securities		86,909,130	6.4%

TOTAL FRANCE		126,113,696	9.3%

GERMANY — (5.8%)
BASF AG	108,701	5,850,644	0.4%
E.ON AG	177,264	6,772,790	0.5%
#Siemens AG Sponsored ADR	61,550	5,540,731	0.4%
Other Securities		74,896,903	5.5%

TOTAL GERMANY		93,061,068	6.8%

GREECE — (0.4%)
Other Securities		7,184,018	0.5%

HONG KONG — (1.8%)
Other Securities		28,121,806	2.1%

IRELAND — (0.2%)
Other Securities		3,035,031	0.2%

ITALY — (2.7%)
Eni SpA	241,210	5,973,993	0.4%
*UniCredito SpA	1,875,900	6,284,651	0.5%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ITALY — (Continued)
Other Securities		$31,732,183	2.3%

TOTAL ITALY		43,990,827	3.2%

JAPAN — (17.3%)
Mitsubishi UFJ Financial Group, Inc. ADR	1,013,378	5,381,037	0.4%
Toyota Motor Corp.	249,300	9,841,604	0.7%
Other Securities		260,980,547	19.2%

TOTAL JAPAN		276,203,188	20.3%

NETHERLANDS — (2.2%)
#Royal Dutch Shell P.L.C. Series A	280,159	8,306,337	0.6%
Other Securities		26,344,081	1.9%

TOTAL NETHERLANDS		34,650,418	2.5%

NEW ZEALAND — (0.1%)
Other Securities		1,507,930	0.1%

NORWAY — (0.7%)
Other Securities		11,130,516	0.8%

PORTUGAL — (0.2%)
Other Securities		3,989,070	0.3%

SINGAPORE — (0.9%)
Other Securities		14,774,570	1.1%

SPAIN — (3.8%)
#Banco Bilbao Vizcaya SA Sponsored ADR	367,402	6,539,756	0.5%
Banco Santander SA	406,785	6,546,088	0.5%
Banco Santander SA Sponsored ADR	632,567	10,159,026	0.7%
Telefonica SA	257,024	7,177,778	0.5%
#Telefonica SA Sponsored ADR	119,800	10,054,814	0.7%
Other Securities		21,096,802	1.6%

TOTAL SPAIN		61,574,264	4.5%

SWEDEN — (2.0%)
Other Securities		31,496,226	2.3%

SWITZERLAND — (6.2%)
Credit Suisse Group AG	113,322	6,057,874	0.4%
Nestle SA	475,908	22,130,471	1.6%
Novartis AG	171,916	8,952,381	0.7%
Novartis AG ADR	120,800	6,275,560	0.5%
Roche Holding AG Genusschein	86,959	13,927,609	1.0%
*UBS AG	372,238	6,206,973	0.5%
Other Securities		35,996,303	2.6%

TOTAL SWITZERLAND		99,547,171	7.3%

UNITED KINGDOM — (16.5%)
*Anglo American P.L.C.	178,356	6,453,474	0.5%
AstraZeneca P.L.C.	134,585	6,041,736	0.4%
BG Group P.L.C.	396,021	6,816,838	0.5%
BP P.L.C.	1,435,437	13,450,442	1.0%
#*BP P.L.C. Sponsored ADR	160,400	9,081,848	0.7%
British American Tobacco P.L.C.	244,717	7,798,164	0.6%
GlaxoSmithKline P.L.C.	503,498	10,328,121	0.7%
HSBC Holdings P.L.C.	1,247,046	13,922,088	1.0%
HSBC Holdings P.L.C. Sponsored ADR	200,759	11,120,041	0.8%
Rio Tinto P.L.C.	153,950	6,806,118	0.5%
Royal Dutch Shell P.L.C. ADR	93,987	5,466,284	0.4%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Royal Dutch Shell P.L.C. Series B	235,872	$6,790,173	0.5%
Standard Chartered P.L.C.	265,170	6,505,166	0.5%
Tesco P.L.C.	1,025,017	6,853,642	0.5%
Vodafone Group P.L.C.	4,315,608	9,510,887	0.7%
Vodafone Group P.L.C. Sponsored ADR	303,700	6,739,103	0.5%
Other Securities		130,529,930	9.6%

TOTAL UNITED KINGDOM		264,214,055	19.4%

TOTAL COMMON STOCKS		1,357,673,333	99.5%

PREFERRED STOCKS — (0.0%)
ITALY — (0.0%)
Other Securities		26,635	0.0%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		7	0.0%

HONG KONG — (0.0%)
Other Securities		6,412	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

TOTAL RIGHTS/WARRANTS		6,419	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $730,000 FNMA 6.50%, 06/25/39, valued at $785,663) to be repurchased at $772,012	$772	772,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.1%)
§@DFA Short Term Investment Fund LP	237,395,211	237,395,211	17.4%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,251,826) to be repurchased at $4,168,481	$4,168	4,168,457	0.3%

TOTAL SECURITIES LENDING COLLATERAL		241,563,668	17.7%

TOTAL INVESTMENTS — (100.0%) (Cost $1,509,613,716)		$1,600,042,055	117.3%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$6,198,344	$96,350,414	—	$102,548,758
Austria	78,240	4,275,155	—	4,353,395
Belgium	359,340	9,234,903	—	9,594,243
Canada	116,260,175	—	—	116,260,175
Denmark	1,521,494	10,783,436	—	12,304,930
Finland	2,495,194	9,522,784	—	12,017,978
France	11,817,363	114,296,333	—	126,113,696
Germany	23,137,574	69,923,494	—	93,061,068
Greece	891,949	6,292,069	—	7,184,018
Hong Kong	—	28,121,806	—	28,121,806
Ireland	1,529,520	1,505,511	—	3,035,031
Italy	5,133,789	38,857,038	—	43,990,827
Japan	23,900,740	252,302,448	—	276,203,188
Netherlands	1,086,918	33,563,500	—	34,650,418
New Zealand	—	1,507,930	—	1,507,930
Norway	949,419	10,181,097	—	11,130,516
Portugal	—	3,989,070	—	3,989,070
Singapore	—	14,774,570	—	14,774,570
Spain	28,615,596	32,958,668	—	61,574,264
Sweden	414,585	31,081,641	—	31,496,226
Switzerland	14,774,954	84,772,217	—	99,547,171
United Kingdom	66,124,743	198,089,312	—	264,214,055
Preferred Stocks
Italy	—	26,635	—	26,635
Rights/Warrants
Belgium	7	—	—	7
Hong Kong	—	6,412	—	6,412
Italy	—	—	—	—
Japan	—	—	—	—
Temporary Cash Investments	—	772,000	—	772,000
Securities Lending Collateral	—	241,563,668	—	241,563,668

TOTAL	$305,289,944	$1,294,752,111	—	$1,600,042,055

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.3%)
AUSTRALIA — (5.9%)
Australia & New Zealand Banking Group, Ltd.	642,628	$13,107,115	0.4%
Commonwealth Bank of Australia	249,307	11,520,833	0.3%
National Australia Bank, Ltd.	468,016	12,365,750	0.3%
Other Securities		222,067,785	6.0%

TOTAL AUSTRALIA		259,061,483	7.0%

AUSTRIA — (0.5%)
Other Securities		23,127,388	0.6%

BELGIUM — (0.9%)
Other Securities		40,361,634	1.1%

CANADA — (7.5%)
#Bank of Montreal	202,373	9,362,592	0.2%
EnCana Corp.	208,817	11,578,966	0.3%
#Manulife Financial Corp.	443,273	8,316,105	0.2%
#Royal Bank of Canada	162,793	8,244,588	0.2%
Suncor Energy, Inc.	402,417	13,358,748	0.4%
Talisman Energy, Inc.	499,600	8,523,281	0.2%
*Teck Resources, Ltd. Class B	337,587	9,799,554	0.3%
#Toronto Dominion Bank	234,460	13,364,903	0.4%
Other Securities		242,654,600	6.6%

TOTAL CANADA		325,203,337	8.8%

DENMARK — (0.8%)
Other Securities		33,362,644	0.9%

FINLAND — (1.3%)
Other Securities		57,389,630	1.6%

FRANCE — (7.1%)
#AXA SA Sponsored ADR	450,270	11,166,696	0.3%
BNP Paribas SA	264,297	19,910,585	0.5%
#Compagnie de Saint-Gobain SA	199,892	9,740,682	0.3%
#*GDF Suez SA	332,503	13,901,095	0.4%
Sanofi - Aventis SA ADR	423,195	15,624,359	0.4%
#Schneider Electric SA	86,442	8,988,999	0.2%
Societe Generale Paris SA	172,286	11,443,202	0.3%
Total SA Sponsored ADR	155,727	9,354,521	0.3%
Other Securities		211,624,580	5.7%

TOTAL FRANCE		311,754,719	8.4%

GERMANY — (5.0%)
Allianz SE Sponsored ADR	984,886	11,178,456	0.3%
#E.ON AG Sponsored ADR	218,470	8,389,248	0.2%
Munchener Rueckversicherungs-Gesellschaft AG	59,826	9,465,241	0.2%
Siemens AG Sponsored ADR	125,474	11,295,169	0.3%
Other Securities		179,767,598	4.9%

TOTAL GERMANY		220,095,712	5.9%

GREECE — (1.0%)
Other Securities		44,809,050	1.2%

HONG KONG — (1.8%)
Other Securities		77,593,825	2.1%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.6%)
Other Securities		$23,913,871	0.6%

ITALY — (2.6%)
#*Intesa Sanpaolo SpA	2,143,093	9,019,162	0.2%
*UniCredito SpA	4,050,516	13,570,061	0.4%
Other Securities		88,829,673	2.4%

TOTAL ITALY		111,418,896	3.0%

JAPAN — (17.1%)
#Honda Motor Co., Ltd. Sponsored ADR	409,732	12,689,400	0.3%
#Mitsubishi UFJ Financial Group, Inc. ADR	1,712,038	9,090,922	0.3%
Sony Corp. Sponsored ADR	290,300	8,531,917	0.2%
#Toyota Motor Corp. Sponsored ADR	260,669	20,564,177	0.6%
Other Securities		695,631,016	18.8%

TOTAL JAPAN		746,507,432	20.2%

NETHERLANDS — (2.4%)
#*ING Groep NV Sponsored ADR	843,215	10,877,473	0.3%
Other Securities		91,719,715	2.5%

TOTAL NETHERLANDS		102,597,188	2.8%

NEW ZEALAND — (0.2%)
Other Securities		9,828,546	0.3%

NORWAY — (0.9%)
Other Securities		40,646,423	1.1%

PORTUGAL — (0.5%)
Other Securities		20,329,702	0.5%

SINGAPORE — (1.2%)
Other Securities		51,319,251	1.4%

SPAIN — (2.9%)
#Banco Bilbao Vizcaya SA Sponsored ADR	858,383	15,279,217	0.4%
Banco Santander SA Sponsored ADR	2,128,205	34,178,972	0.9%
Other Securities		75,624,685	2.1%

TOTAL SPAIN		125,082,874	3.4%

SWEDEN — (2.0%)
#Nordea Bank AB	910,765	9,775,622	0.3%
Other Securities		77,992,798	2.1%

TOTAL SWEDEN		87,768,420	2.4%

SWITZERLAND — (5.7%)
Credit Suisse Group AG Sponsored ADR	405,680	21,622,744	0.6%
#*Holcim, Ltd.	196,366	12,497,670	0.3%
Nestle SA	546,164	25,397,485	0.7%
#Novartis AG ADR	446,694	23,205,753	0.6%
Roche Holding AG Genusschein	82,873	13,273,183	0.4%
Zurich Financial Services AG	61,540	14,092,204	0.4%
Other Securities		138,371,293	3.7%

TOTAL SWITZERLAND		248,460,332	6.7%

UNITED KINGDOM — (16.4%)
*Anglo American P.L.C.	536,326	19,405,941	0.5%
Aviva P.L.C.	1,407,246	8,799,750	0.2%
#*Barclays P.L.C. Sponsored ADR	892,663	18,656,657	0.5%
#*BP P.L.C. Sponsored ADR	717,376	40,617,829	1.1%
#HSBC Holdings P.L.C. Sponsored ADR	1,132,387	62,722,916	1.7%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
#Pearson P.L.C. Sponsored ADR	607,283	$8,265,122	0.2%
Royal Dutch Shell P.L.C. ADR	935,795	54,425,837	1.5%
SABmiller P.L.C.	376,453	9,867,463	0.3%
Standard Chartered P.L.C.	749,103	18,377,039	0.5%
Vodafone Group P.L.C. Sponsored ADR	1,571,531	34,872,273	1.0%
*Xstrata P.L.C.	782,713	11,273,856	0.3%
Other Securities		429,857,805	11.6%

TOTAL UNITED KINGDOM		717,142,488	19.4%

UNITED STATES — (0.0%)
Other Securities		158,075	0.0%

TOTAL COMMON STOCKS		3,677,932,920	99.4%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		92,550	0.0%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		4,504	0.0%

BELGIUM — (0.0%)
Other Securities		80	0.0%

DENMARK — (0.0%)
Other Securities		8,768	0.0%

FRANCE — (0.0%)
Other Securities		8	0.0%

GERMANY — (0.0%)
Other Securities		24,017	0.0%

HONG KONG — (0.0%)
Other Securities		56,110	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

SPAIN — (0.0%)
Other Securities		82,382	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		57,481	0.0%

TOTAL RIGHTS/WARRANTS		233,350	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $19,120,000 FNMA 5.058%(r), 01/01/36, valued at $12,807,097) to be repurchased at $12,615,200	$12,615	12,615,000	0.3%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (15.4%)
§@DFA Short Term Investment Fund LP	670,812,556	$670,812,556	18.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,919,841) to be repurchased at $1,882,208	$1,882	1,882,197	0.1%

TOTAL SECURITIES LENDING COLLATERAL		672,694,753	18.2%

TOTAL INVESTMENTS — (100.0%) (Cost $4,714,596,181)		$4,363,568,573	117.9%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$14,324,535	$244,736,948	—	$259,061,483
Austria	136,920	22,990,468	—	23,127,388
Belgium	4,443,476	35,918,158	—	40,361,634
Canada	325,194,945	8,392	—	325,203,337
Denmark	1,655,474	31,707,170	—	33,362,644
Finland	4,054,711	53,334,919	—	57,389,630
France	58,844,669	252,910,050	—	311,754,719
Germany	51,479,020	168,616,692	—	220,095,712
Greece	9,703,353	35,105,697	—	44,809,050
Hong Kong	367,693	77,226,132	—	77,593,825
Ireland	8,090,545	15,823,326	—	23,913,871
Italy	11,908,539	99,510,357	—	111,418,896
Japan	77,579,498	668,927,934	—	746,507,432
Netherlands	23,506,438	79,090,750	—	102,597,188
New Zealand	449,228	9,379,318	—	9,828,546
Norway	1,899,632	38,746,791	—	40,646,423
Portugal	320,178	20,009,524	—	20,329,702
Singapore	250,797	51,068,454	—	51,319,251
Spain	61,473,102	63,609,772	—	125,082,874
Sweden	7,169,735	80,598,685	—	87,768,420
Switzerland	62,098,431	186,361,901	—	248,460,332
United Kingdom	283,516,061	433,626,427	—	717,142,488
United States	158,075	—	—	158,075
Preferred Stocks
Australia	—	92,550	—	92,550
Rights/Warrants
Australia	—	4,504	—	4,504
Belgium	80	—	—	80
Denmark	8,768	—	—	8,768
France	8	—	—	8
Germany	—	24,017	—	24,017
Hong Kong	—	56,110	—	56,110
Italy	—	—	—	—
Japan	—	—	—	—
Spain	—	82,382	—	82,382
United Kingdom	57,481	—	—	57,481
Temporary Cash Investments	—	12,615,000	—	12,615,000
Securities Lending Collateral	—	672,694,753	—	672,694,753

TOTAL	$1,008,691,392	$3,354,877,181	—	$4,363,568,573

See accompanying Notes to Financial Statements.

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (90.9%)
AUSTRALIA — (5.2%)
Australia & New Zealand Banking Group, Ltd.	96,142	$1,960,923	0.3%
Commonwealth Bank of Australia	50,642	2,340,239	0.3%
National Australia Bank, Ltd.	65,156	1,721,528	0.3%
Other Securities		31,119,926	4.7%

TOTAL AUSTRALIA		37,142,616	5.6%

AUSTRIA — (0.5%)
Other Securities		3,352,618	0.5%

BELGIUM — (0.8%)
Other Securities		5,498,868	0.8%

BRAZIL — (1.8%)
Cia Vale do Rio Doce	52,700	1,343,323	0.2%
Other Securities		11,352,922	1.7%

TOTAL BRAZIL		12,696,245	1.9%

CANADA — (6.4%)
Royal Bank of Canada	39,027	1,976,507	0.3%
Suncor Energy, Inc.	70,464	2,339,140	0.4%
*Teck Resources, Ltd. Class B	51,800	1,503,662	0.2%
Toronto Dominion Bank	37,400	2,131,909	0.3%
Other Securities		38,015,826	5.7%

TOTAL CANADA		45,967,044	6.9%

CHILE — (0.3%)
Other Securities		2,173,675	0.3%

CHINA — (4.3%)
Bank of China, Ltd.	2,353,000	1,353,034	0.2%
China Construction Bank Corp.	1,628,000	1,403,550	0.2%
*Industrial & Commercial Bank of China, Ltd.	1,714,000	1,363,684	0.2%
Other Securities		26,921,629	4.0%

TOTAL CHINA		31,041,897	4.6%

CZECH REPUBLIC — (0.1%)
Other Securities		607,478	0.1%

DENMARK — (0.6%)
Other Securities		4,631,600	0.7%

FINLAND — (1.1%)
Other Securities		7,702,907	1.2%

FRANCE — (5.9%)
AXA SA Sponsored ADR	62,400	1,547,520	0.2%
BNP Paribas SA	43,518	3,278,391	0.5%
#Lafarge SA	15,620	1,267,872	0.2%
Sanofi - Aventis SA	17,594	1,289,677	0.2%
Schneider Electric SA	14,962	1,555,880	0.2%
Societe Generale Paris SA	27,595	1,832,854	0.3%
Other Securities		31,931,445	4.8%

TOTAL FRANCE		42,703,639	6.4%

GERMANY — (4.1%)
Allianz SE	11,378	1,303,354	0.2%
#Deutsche Bank AG	20,100	1,439,763	0.2%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
GERMANY — (Continued)
E.ON AG	52,403	$2,002,180	0.3%
Munchener Rueckversicherungs-Gesellschaft AG	8,352	1,321,394	0.2%
Other Securities		23,413,988	3.5%

TOTAL GERMANY		29,480,679	4.4%

GREECE — (0.9%)
Other Securities		6,504,671	1.0%

HONG KONG — (1.7%)
Other Securities		11,943,648	1.8%

HUNGARY — (0.2%)
Other Securities		1,268,151	0.2%

INDIA — (2.0%)
Other Securities		14,392,828	2.2%

INDONESIA — (0.4%)
Other Securities		2,832,953	0.4%

IRELAND — (0.4%)
Other Securities		2,897,143	0.4%

ISRAEL — (0.5%)
Other Securities		3,660,827	0.6%

ITALY — (2.2%)
*UniCredito SpA	486,410	1,629,574	0.2%
Other Securities		14,033,052	2.1%

TOTAL ITALY		15,662,626	2.3%

JAPAN — (14.2%)
Toyota Motor Corp. Sponsored ADR	26,776	2,112,359	0.3%
Other Securities		100,458,222	15.0%

TOTAL JAPAN		102,570,581	15.3%

MALAYSIA — (0.7%)
Other Securities		4,824,190	0.7%

MEXICO — (0.8%)
Other Securities		6,009,411	0.9%

NETHERLANDS — (2.0%)
#*ING Groep NV Sponsored ADR	141,618	1,826,872	0.3%
Philips Electronics NV ADR	58,800	1,475,292	0.2%
Other Securities		11,423,625	1.7%

TOTAL NETHERLANDS		14,725,789	2.2%

NEW ZEALAND — (0.2%)
Other Securities		1,536,665	0.2%

NORWAY — (0.8%)
Other Securities		5,893,963	0.9%

PHILIPPINES — (0.1%)
Other Securities		789,804	0.1%

POLAND — (0.3%)
Other Securities		2,027,176	0.3%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PORTUGAL — (0.4%)
Other Securities		$2,941,399	0.4%

RUSSIA — (0.0%)
Other Securities		40,151	0.0%

SINGAPORE — (0.9%)
Other Securities		6,821,647	1.0%

SOUTH AFRICA — (1.5%)
Other Securities		10,630,181	1.6%

SOUTH KOREA — (2.8%)
Other Securities		20,380,746	3.1%

SPAIN — (2.5%)
Banco Bilbao Vizcaya SA Sponsored ADR	146,546	2,608,519	0.4%
Banco Santander SA	198,448	3,193,476	0.4%
Banco Santander SA Sponsored ADR	157,920	2,536,195	0.4%
Other Securities		9,886,784	1.5%

TOTAL SPAIN		18,224,974	2.7%

SWEDEN — (1.7%)
#Nordea Bank AB	145,566	1,562,421	0.2%
Other Securities		10,615,068	1.6%

TOTAL SWEDEN		12,177,489	1.8%

SWITZERLAND — (4.7%)
Credit Suisse Group AG	43,068	2,302,294	0.4%
Credit Suisse Group AG Sponsored ADR	28,818	1,535,999	0.2%
#*Holcim, Ltd.	31,260	1,989,536	0.3%
Nestle SA	33,903	1,576,543	0.2%
Novartis AG ADR	69,100	3,589,745	0.5%
Roche Holding AG Genusschein	9,111	1,459,245	0.2%
*UBS AG ADR	128,000	2,123,520	0.3%
Zurich Financial Services AG	10,105	2,313,970	0.4%
Other Securities		17,317,610	2.6%

TOTAL SWITZERLAND		34,208,462	5.1%

TAIWAN — (2.4%)
Other Securities		17,643,449	2.6%

THAILAND — (0.3%)
Other Securities		2,296,967	0.4%

TURKEY — (0.4%)
Other Securities		2,590,955	0.4%

UNITED KINGDOM — (14.8%)
*Anglo American P.L.C.	76,082	2,752,883	0.4%
Aviva P.L.C.	240,528	1,504,063	0.2%
*Barclays P.L.C.	374,834	1,964,536	0.3%
*BP P.L.C. Sponsored ADR	96,420	5,459,300	0.8%
HSBC Holdings P.L.C.	167,327	1,868,048	0.3%
HSBC Holdings P.L.C. Sponsored ADR	103,820	5,750,590	0.9%
Kingfisher P.L.C.	390,107	1,425,888	0.2%
Royal Dutch Shell P.L.C. ADR	108,043	6,283,781	0.9%
SABmiller P.L.C.	61,179	1,603,604	0.2%
Standard Chartered P.L.C.	138,929	3,408,215	0.5%
Vodafone Group P.L.C. Sponsored ADR	196,999	4,371,408	0.7%
*Xstrata P.L.C.	143,852	2,071,981	0.3%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Other Securities		$68,498,903	10.3%

TOTAL UNITED KINGDOM		106,963,200	16.0%

UNITED STATES — (0.0%)
Other Securities		59,244	0.0%

TOTAL COMMON STOCKS		655,518,556	98.0%

PREFERRED STOCKS — (1.3%)
BRAZIL — (1.3%)
Cia Vale do Rio Doce	66,950	1,546,545	0.2%
Other Securities		7,337,728	1.1%

TOTAL BRAZIL		8,884,273	1.3%

TOTAL PREFERRED STOCKS		8,884,273	1.3%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		—	0.0%

BRAZIL — (0.0%)
Other Securities		4,501	0.0%

DENMARK — (0.0%)
Other Securities		4,510	0.0%

GERMANY — (0.0%)
Other Securities		3,707	0.0%

HONG KONG — (0.0%)
Other Securities		8,989	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

SPAIN — (0.0%)
Other Securities		19,316	0.0%

TAIWAN — (0.0%)
Other Securities		2,503	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		10,252	0.0%

TOTAL RIGHTS/WARRANTS		53,778	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $7,150,000 FHLMC 6.040%(r), 11/01/36, valued at $4,590,056) to be repurchased at $4,521,072	$4,521	4,521,000	0.7%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (7.2%)
§@DFA Short Term Investment Fund LP	47,095,489	47,095,489	7.1%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07%11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,991,891) to be repurchased at $4,894,040	$4,894	4,894,011	0.7%

TOTAL SECURITIES LENDING COLLATERAL		51,989,500	7.8%

TOTAL INVESTMENTS — (100.0%) (Cost $611,968,564)		$720,967,107	107.8%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$1,225,736	$35,916,880	—	$37,142,616
Austria	—	3,352,618	—	3,352,618
Belgium	911,842	4,587,026	—	5,498,868
Brazil	12,696,245	—	—	12,696,245
Canada	45,967,044	—	—	45,967,044
Chile	2,173,675	—	—	2,173,675
China	3,407,086	27,634,811	—	31,041,897
Czech Republic	—	607,478	—	607,478
Denmark	211,980	4,419,620	—	4,631,600
Finland	361,058	7,341,849	—	7,702,907
France	4,886,686	37,816,953	—	42,703,639
Germany	5,824,473	23,656,206	—	29,480,679
Greece	1,441,545	5,063,126	—	6,504,671
Hong Kong	15,483	11,928,165	—	11,943,648
Hungary	102,720	1,165,431	—	1,268,151
India	874,488	13,518,340	—	14,392,828
Indonesia	70,126	2,762,827	—	2,832,953
Ireland	565,371	2,331,772	—	2,897,143
Israel	1,160,535	2,500,292	—	3,660,827
Italy	1,103,915	14,558,711	—	15,662,626
Japan	9,057,114	93,513,467	—	102,570,581
Malaysia	—	4,824,190	—	4,824,190
Mexico	6,009,411	—	—	6,009,411
Netherlands	5,536,180	9,189,609	—	14,725,789
New Zealand	32,256	1,504,409	—	1,536,665
Norway	154,418	5,739,545	—	5,893,963
Philippines	53,300	736,504	—	789,804
Poland	—	2,027,176	—	2,027,176
Portugal	4,386	2,937,013	—	2,941,399
Russia	—	40,151	—	40,151
Singapore	—	6,821,647	—	6,821,647
South Africa	1,169,370	9,460,811	—	10,630,181
South Korea	2,200,192	18,180,554	—	20,380,746
Spain	6,894,180	11,330,794	—	18,224,974
Sweden	268,124	11,909,365	—	12,177,489
Switzerland	8,892,771	25,315,691	—	34,208,462
Taiwan	228,385	17,415,064	—	17,643,449
Thailand	2,296,967	—	—	2,296,967
Turkey	52,576	2,538,379	—	2,590,955
United Kingdom	28,580,518	78,382,682	—	106,963,200
United States	59,244	—	—	59,244
Preferred Stocks
Brazil	8,884,273	—	—	8,884,273
Rights/Warrants
Belgium	—	—	—	—

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Brazil	$4,501	—	—	$4,501
Denmark	4,510	—	—	4,510
Germany	—	$3,707	—	3,707
Hong Kong	2,895	6,094	—	8,989
Italy	—	—	—	—
Spain	—	19,316	—	19,316
Taiwan	—	2,503	—	2,503
United Kingdom	10,252	—	—	10,252
Temporary Cash Investments	—	4,521,000	—	4,521,000
Securities Lending Collateral	—	51,989,500	—	51,989,500

TOTAL	$163,395,831	$557,571,276	—	$720,967,107

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2009

INTERNATIONAL SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$1,519,912,526
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	1,068,920,039
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	742,599,754
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	579,094,079
Investment in The Canadian Small Company Series of The DFA Investment Trust Company	365,189,000

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,294,422,039)	$4,275,715,398

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$4,275,715,398	—	—	$4,275,715,398

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

CONTINUED

JAPANESE SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$114,114,441

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $200,813,832)	$114,114,441

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$114,114,441	—	—	$114,114,441

ASIA PACIFIC SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$101,906,415

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $94,124,358)	$101,906,415

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$101,906,415	—	—	$101,906,415

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2009

UNITED KINGDOM SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$27,871,894

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $30,454,263)	$27,871,894

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$27,871,894	—	—	$27,871,894

CONTINENTAL SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$110,985,135

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $112,793,150)	$110,985,135

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$110,985,135	—	—	$110,985,135

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.0%)
AUSTRALIA — (22.2%)
CFS Retail Property Trust	9,299,087	$15,978,498	2.1%
Commonwealth Property Office Fund	8,329,358	6,533,372	0.9%
Dexus Property Group	21,038,811	14,864,254	2.0%
#Goodman Group	16,279,701	8,729,311	1.2%
GPT Group	38,018,670	19,402,061	2.6%
ING Office Fund	9,301,027	4,907,378	0.6%
Macquarie Country Wide Trust	6,416,906	3,550,288	0.5%
Macquarie Office Trust	17,635,306	4,937,341	0.7%
Stockland Trust Group	10,526,908	34,969,564	4.7%
Westfield Group	5,691,219	61,658,889	8.3%
Other Securities		17,694,934	2.4%

TOTAL AUSTRALIA		193,225,890	26.0%

BELGIUM — (1.7%)
Befimmo SCA	54,310	5,169,734	0.7%
#Cofinimmo SA	37,088	5,344,597	0.7%
Other Securities		4,474,108	0.6%

TOTAL BELGIUM		14,988,439	2.0%

CANADA — (4.1%)
#Boardwalk REIT	110,766	3,786,548	0.5%
#Riocan REIT	530,784	8,996,422	1.2%
Other Securities		22,539,091	3.1%

TOTAL CANADA		35,322,061	4.8%

CHINA — (0.1%)
Other Securities		880,600	0.1%

FRANCE — (14.0%)
#Fonciere des Regions SA	76,369	8,417,507	1.1%
*Gecina SA	45,779	4,870,047	0.7%
Icade SA	87,009	9,160,308	1.2%
#Klepierre SA	406,887	16,865,600	2.3%
#Mercialys SA	101,662	4,097,176	0.6%
#Societe Immobiliere de Location pour l’Industrie et le Commerce SA	60,852	7,730,059	1.0%
#Unibail-Rodamco SE	295,081	65,344,360	8.8%
Other Securities		5,071,061	0.7%

TOTAL FRANCE		121,556,118	16.4%

GERMANY — (0.1%)
Other Securities		918,116	0.1%

GREECE — (0.0%)
Other Securities		421,005	0.1%

HONG KONG — (3.2%)
#Champion REIT	10,915,658	4,594,160	0.6%
Link REIT (The)	9,083,626	20,618,431	2.8%
Other Securities		2,418,572	0.3%

TOTAL HONG KONG		27,631,163	3.7%

ITALY — (0.1%)
Other Securities		792,853	0.1%

JAPAN — (13.0%)
Frontier Real Estate Investment Corp.	595	4,484,008	0.6%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**

JAPAN — (Continued)
Japan Logistics Fund, Inc.	565	$4,293,002	0.6%
Japan Prime Realty Investment Corp.	2,682	5,840,893	0.8%
Japan Real Estate Investment Corp.	1,633	13,029,902	1.7%
Japan Retail Fund Investment	1,570	7,381,067	1.0%
#MORI TRUST Sogo REIT, Inc.	494	3,798,479	0.5%
Nippon Building Fund, Inc.	1,884	15,443,177	2.1%
#Nomura Real Estate Office Fund, Inc.	1,246	7,698,702	1.0%
Orix Jreit, Inc.	1,134	5,194,029	0.7%
#TOKYU REIT, Inc.	697	3,503,253	0.5%
United Urban Investment Corp.	857	4,999,093	0.7%
Other Securities		37,013,139	5.0%

TOTAL JAPAN		112,678,744	15.2%

NETHERLANDS — (4.0%)
#Corio NV	194,995	13,222,285	1.8%
Eurocommercial Properties NV	98,088	4,249,401	0.6%
#VastNed Retail NV	61,128	4,076,447	0.5%
#Wereldhave NV	87,503	8,542,822	1.1%
Other Securities		4,257,365	0.6%

TOTAL NETHERLANDS		34,348,320	4.6%

NEW ZEALAND — (0.8%)
Other Securities		7,017,019	1.0%

SINGAPORE — (5.0%)
Ascendas REIT	5,236,000	6,805,677	0.9%
CapitaCommercial Trust	9,676,000	7,274,904	1.0%
CapitaMall Trust	8,698,300	9,770,603	1.3%
Suntec REIT	6,516,000	5,542,650	0.8%
Other Securities		14,063,235	1.9%

TOTAL SINGAPORE		43,457,069	5.9%

SOUTH AFRICA — (1.2%)
Other Securities		10,626,976	1.4%

TAIWAN — (0.4%)
Other Securities		3,802,919	0.5%

UNITED KINGDOM — (15.1%)
British Land Co. P.L.C.	3,002,251	23,249,638	3.1%
Derwent London P.L.C.	487,068	9,921,298	1.3%
#Great Portland Estates P.L.C.	1,223,426	4,944,721	0.7%
Hammerson P.L.C.	2,396,955	15,898,980	2.2%
Land Securities Group P.L.C.	3,104,143	33,587,116	4.5%
Liberty International P.L.C.	1,794,983	13,250,009	1.8%
Segro P.L.C.	2,987,900	17,218,157	2.3%
Shaftesbury P.L.C.	977,674	6,022,655	0.8%
Other Securities		6,802,638	0.9%

TOTAL UNITED KINGDOM		130,895,212	17.6%

TOTAL COMMON STOCKS		738,562,504	99.5%

RIGHTS/WARRANTS — (0.0%)
SINGAPORE — (0.0%)
Other Securities		38,850	0.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $3,915,000 FNMA 6.50%, 06/25/39, valued at $4,213,519) to be repurchased at $4,146,066	$4,146	4,146,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.5%)
§@DFA Short Term Investment Fund LP	125,600,221	125,600,221	16.9%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $108,366) to be repurchased at $106,242	$106	106,241	0.0%

TOTAL SECURITIES LENDING COLLATERAL		125,706,462	16.9%

TOTAL INVESTMENTS — (100.0%) (Cost $1,087,597,780)		$868,453,816	117.0%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$193,225,890	—	$193,225,890
Belgium	—	14,988,439	—	14,988,439
Canada	$35,322,061	—	—	35,322,061
China	—	880,600	—	880,600
France	—	121,556,118	—	121,556,118
Germany	—	918,116	—	918,116
Greece	—	421,005	—	421,005
Hong Kong	—	27,631,163	—	27,631,163
Italy	—	792,853	—	792,853
Japan	—	112,678,744	—	112,678,744
Netherlands	—	34,348,320	—	34,348,320
New Zealand	—	7,017,019	—	7,017,019
Singapore	33,178	43,423,891	—	43,457,069
South Africa	1,963,337	8,663,639	—	10,626,976
Taiwan	748,199	3,054,720	—	3,802,919
United Kingdom	—	130,895,212	—	130,895,212
Rights/Warrants
Singapore	—	38,850	—	38,850
Temporary Cash Investments	—	4,146,000	—	4,146,000
Securities Lending Collateral	—	125,706,462	—	125,706,462

TOTAL	$38,066,775	$830,387,041	—	$868,453,816

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS

October 31, 2009

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

	Shares	Value†

AFFILIATED INVESTMENT COMPANIES — (99.7%)
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	14,759,754	$225,676,641
Investment in DFA International Real Estate Securities Portfolio DFA Investment Dimensions Group Inc.	39,193,696	205,374,965

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $398,826,539)		431,051,606

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares (Cost $1,475,873)	1,475,873	1,475,873

TOTAL INVESTMENTS - (100.0%) (Cost $400,302,412)		$432,527,479

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$431,051,606	—	—	$431,051,606
Temporary Cash Investments	1,475,873	—	—	1,475,873

TOTAL	$432,527,479	—	—	$432,527,479

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (91.0%)
AUSTRALIA — (6.9%)
#Downer EDI, Ltd.	3,069,424	$23,365,680	0.4%
*Pacific Brands, Ltd.	29,002,108	33,770,277	0.5%
Other Securities		462,236,503	6.7%

TOTAL AUSTRALIA		519,372,460	7.6%

AUSTRIA — (1.0%)
*Wienerberger AG	1,587,273	28,673,473	0.4%
Other Securities		49,351,717	0.7%

TOTAL AUSTRIA		78,025,190	1.1%

BELGIUM — (1.4%)
Other Securities		106,691,942	1.6%

CANADA — (7.6%)
*Celestica, Inc.	4,081,842	33,649,120	0.5%
#Laurentian Bank of Canada	689,000	25,170,898	0.4%
*Lundin Mining Corp.	6,297,886	25,318,427	0.4%
Sherritt International Corp.	5,573,711	35,748,398	0.5%
#*Viterra, Inc.	3,936,739	37,473,695	0.5%
Other Securities		413,560,283	6.0%

TOTAL CANADA		570,920,821	8.3%

DENMARK — (0.5%)
Other Securities		37,680,909	0.6%

FINLAND — (2.9%)
#Huhtamaki Oyj	1,826,851	24,693,015	0.4%
#Kemira Oyj	1,754,896	27,826,374	0.4%
#Outokumpu Oyj Series A	2,864,481	47,366,190	0.7%
#Pohjola Bank P.L.C.	3,363,010	37,370,684	0.5%
#Rautaruukki Oyj Series K	1,108,900	22,603,880	0.3%
Other Securities		58,739,847	0.9%

TOTAL FINLAND		218,599,990	3.2%

FRANCE — (6.1%)
Arkema SA	1,028,400	39,258,912	0.6%
*Atos Origin SA	752,174	35,214,237	0.5%
#Havas SA	8,111,619	30,830,117	0.4%
#Nexans SA	593,945	41,941,024	0.6%
*Valeo SA	1,402,110	38,061,454	0.6%
Other Securities		268,325,024	3.9%

TOTAL FRANCE		453,630,768	6.6%

GERMANY — (5.8%)
#Aurubis AG	1,148,031	45,536,498	0.7%
#Bilfinger Berger AG	956,696	61,253,282	0.9%
#Lanxess AG	1,049,103	32,980,226	0.5%
#Rheinmetall AG	482,624	26,206,443	0.4%
Other Securities		269,817,799	3.9%

TOTAL GERMANY		435,794,248	6.4%

GREECE — (0.8%)
Other Securities		58,439,452	0.9%

HONG KONG — (2.2%)
Other Securities		163,275,519	2.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.9%)
Other Securities		$64,395,941	0.9%

ITALY — (4.5%)
Banca Popolare di Milano Scarl	10,151,010	75,527,076	1.1%
#Fondiaria - SAI SpA	1,781,588	32,470,921	0.5%
*Pirelli & Co. SpA	67,386,003	37,862,403	0.6%
Other Securities		188,514,113	2.7%

TOTAL ITALY		334,374,513	4.9%

JAPAN — (19.9%)
Other Securities		1,490,165,879	21.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (1.9%)
Nutreco Holding NV	746,767	37,693,977	0.5%
#*USG People NV	1,386,176	24,117,169	0.4%
Other Securities		79,748,369	1.2%

TOTAL NETHERLANDS		141,559,515	2.1%

NEW ZEALAND — (0.3%)
Other Securities		23,944,763	0.3%

NORWAY — (1.0%)
Other Securities		78,702,123	1.1%

PORTUGAL — (0.2%)
Other Securities		13,469,857	0.2%

SINGAPORE — (1.6%)
Other Securities		118,964,304	1.7%

SPAIN — (1.3%)
Ebro Puleva SA	1,461,723	27,835,690	0.4%
Other Securities		71,335,758	1.0%

TOTAL SPAIN		99,171,448	1.4%

SWEDEN — (3.3%)
#Boliden AB	4,986,751	60,046,993	0.9%
#*Trelleborg AB Series B	6,681,684	40,590,079	0.6%
Other Securities		142,855,875	2.1%

TOTAL SWEDEN		243,492,947	3.6%

SWITZERLAND — (4.6%)
*Clariant AG	4,668,293	44,630,582	0.6%
Helvetia Holding AG	86,089	27,449,020	0.4%
#PSP Swiss Property AG	588,827	33,042,294	0.5%
Other Securities		237,538,217	3.5%

TOTAL SWITZERLAND		342,660,113	5.0%

UNITED KINGDOM — (16.3%)
Amlin P.L.C.	9,708,370	56,193,562	0.8%
Bellway P.L.C.	3,481,205	41,637,233	0.6%
*Bovis Homes Group P.L.C.	4,184,856	28,182,882	0.4%
Brit Insurance Holdings P.L.C.	11,179,422	38,072,361	0.6%
Catlin Group, Ltd.	8,508,243	45,940,078	0.7%
Close Brothers Group P.L.C.	2,135,186	24,553,339	0.4%
*Cookson Group P.L.C.	3,902,119	23,284,656	0.3%
DS Smith P.L.C.	12,895,987	24,629,261	0.4%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (Continued)
Greene King P.L.C.	5,260,781	$33,988,997	0.5%
Hiscox, Ltd.	10,648,017	55,841,012	0.8%
Meggitt P.L.C.	12,962,458	51,899,258	0.8%
Millennium & Copthorne Hotels P.L.C.	5,019,556	27,745,529	0.4%
Mondi P.L.C.	7,958,099	43,926,465	0.6%
*Persimmon P.L.C.	6,879,478	45,355,560	0.7%
*Premier Foods P.L.C.	40,873,986	23,964,979	0.3%
Tomkins P.L.C.	13,525,823	37,106,806	0.5%
Travis Perkins P.L.C.	3,875,156	47,804,947	0.7%
Other Securities		572,280,454	8.3%

TOTAL UNITED KINGDOM		1,222,407,379	17.8%

TOTAL COMMON STOCKS		6,815,740,081	99.4%

PREFERRED STOCKS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		2,217,142	0.0%

FINLAND — (0.0%)
Other Securities		18,739	0.0%

TOTAL PREFERRED STOCKS		2,235,881	0.0%

RIGHTS/WARRANTS — (0.2%)

AUSTRALIA — (0.0%)
Other Securities		103,581	0.0%

BELGIUM — (0.0%)
Other Securities		14	0.0%

CANADA — (0.0%)
Other Securities		24,280	0.0%

FRANCE — (0.0%)
Other Securities		27,132	0.0%

GERMANY — (0.0%)
Other Securities		308,692	0.0%

HONG KONG — (0.0%)
Other Securities		1,197,219	0.0%

ITALY — (0.0%)
Other Securities		37,152	0.0%

JAPAN — (0.0%)
Other Securities		—	0.0%

MALAYSIA — (0.0%)
Other Securities		3,012	0.0%

NORWAY — (0.0%)
Other Securities		13,925	0.0%

SPAIN — (0.1%)
Other Securities		2,182,764	0.1%

UNITED KINGDOM — (0.1%)
Other Securities		6,923,620	0.1%

TOTAL RIGHTS/WARRANTS		10,821,391	0.2%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)

SECURITIES LENDING COLLATERAL — (8.8%)
§@DFA Short Term Investment Fund LP	660,084,739	$660,084,739	9.6%
@Repurchase Agreement, Deutsche Bank Securities 0.07%,
11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $355,813) to be repurchased at $348,838	$349	348,836	0.0%

TOTAL SECURITIES LENDING COLLATERAL		660,433,575	9.6%

TOTAL INVESTMENTS — (100.0%) (Cost $8,133,915,343)		$7,489,230,928	109.2%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$288,015	$519,084,445	—	$519,372,460
Austria	22,426	78,002,764	—	78,025,190
Belgium	—	106,691,942	—	106,691,942
Canada	570,920,821	—	—	570,920,821
Denmark	98,745	37,582,164	—	37,680,909
Finland	—	218,599,990	—	218,599,990
France	1,488,725	452,142,043	—	453,630,768
Germany	—	435,794,248	—	435,794,248
Greece	96,399	58,343,053	—	58,439,452
Hong Kong	258,326	163,017,193	—	163,275,519
Ireland	154,426	64,241,515	—	64,395,941
Italy	—	334,374,513	—	334,374,513
Japan	541,687	1,489,624,192	—	1,490,165,879
Malaysia	—	—	—	—
Netherlands	—	141,559,515	—	141,559,515
New Zealand	—	23,944,763	—	23,944,763
Norway	—	78,702,123	—	78,702,123
Portugal	—	13,469,857	—	13,469,857
Singapore	930,728	118,033,576	—	118,964,304
Spain	—	99,171,448	—	99,171,448
Sweden	—	243,492,947	—	243,492,947
Switzerland	690,857	341,969,256	—	342,660,113
United Kingdom	385,964	1,222,021,415	—	1,222,407,379
Preferred Stocks
Australia	—	2,217,142	—	2,217,142

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Finland	—	$18,739	—	$18,739
Rights/Warrants
Australia	—	103,581	—	103,581
Belgium	$14	—	—	14
Canada	24,280	—	—	24,280
France	27,132	—	—	27,132
Germany	—	308,692	—	308,692
Hong Kong	51,124	1,146,095	—	1,197,219
Italy	37,152	—	—	37,152
Japan	—	—	—	—
Malaysia	—	3,012	—	3,012
Norway	—	13,925	—	13,925
Spain	—	2,182,764	—	2,182,764
United Kingdom	1,771,371	5,152,249	—	6,923,620
Securities Lending Collateral	—	660,433,575	—	660,433,575

TOTAL	$577,788,192	$6,911,442,736	—	$7,489,230,928

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (86.2%)
AUSTRALIA — (6.1%)
Australia & New Zealand Banking Group, Ltd.	29,839	$608,600	0.3%
#Macquarie Group, Ltd.	13,345	584,454	0.2%
Other Securities		17,131,267	6.5%

TOTAL AUSTRALIA		18,324,321	7.0%

AUSTRIA — (0.7%)
Voestalpine AG	16,154	552,370	0.2%
Other Securities		1,529,125	0.6%

TOTAL AUSTRIA		2,081,495	0.8%

BELGIUM — (1.0%)
Solvay SA	5,891	578,480	0.2%
Other Securities		2,468,869	1.0%

TOTAL BELGIUM		3,047,349	1.2%

CANADA — (8.1%)
#Bank of Montreal	20,300	939,160	0.4%
Sun Life Financial, Inc.	19,778	547,069	0.2%
Suncor Energy, Inc.	29,572	981,664	0.4%
Talisman Energy, Inc.	45,748	780,470	0.3%
*Teck Resources, Ltd. Class B	33,100	960,835	0.4%
#Toronto Dominion Bank	11,000	627,032	0.2%
Other Securities		19,751,980	7.5%

TOTAL CANADA		24,588,210	9.4%

DENMARK — (1.0%)
Other Securities		2,897,663	1.1%

FINLAND — (1.7%)
UPM-Kymmene Oyj	45,985	551,884	0.2%
Other Securities		4,542,667	1.7%

TOTAL FINLAND		5,094,551	1.9%

FRANCE — (6.2%)
BNP Paribas SA	13,962	1,051,815	0.4%
Compagnie Generale des Establissements Michelin SA Series B	8,950	662,989	0.3%
#Lafarge SA	8,284	672,410	0.3%
*Natixis SA	99,455	558,692	0.2%
Societe Generale Paris SA	9,034	600,036	0.2%
Other Securities		15,242,693	5.8%

TOTAL FRANCE		18,788,635	7.2%

GERMANY — (4.5%)
#Deutsche Bank AG	20,528	1,470,421	0.5%
E.ON AG	18,237	696,788	0.3%
Other Securities		11,465,158	4.4%

TOTAL GERMANY		13,632,367	5.2%

GREECE — (1.5%)
*Alpha Bank A.E.	33,606	647,924	0.3%
*Piraeus Bank S.A.	34,245	590,409	0.2%
Other Securities		3,220,866	1.2%

TOTAL GREECE		4,459,199	1.7%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (1.9%)
Other Securities		$5,818,759	2.2%

IRELAND — (0.8%)
Other Securities		2,323,811	0.9%

ITALY — (2.6%)
Other Securities		7,735,814	2.9%

JAPAN — (18.9%)
Toyota Motor Corp. Sponsored ADR	7,600	599,564	0.2%
Other Securities		56,552,820	21.6%

TOTAL JAPAN		57,152,384	21.8%

NETHERLANDS — (2.5%)
Koninklijke DSM NV	11,964	524,191	0.2%
Philips Electronics NV	22,955	576,648	0.2%
Other Securities		6,514,761	2.5%

TOTAL NETHERLANDS		7,615,600	2.9%

NEW ZEALAND — (0.3%)
Other Securities		919,440	0.4%

NORWAY — (1.2%)
Other Securities		3,760,388	1.4%

PORTUGAL — (0.5%)
Other Securities		1,619,843	0.6%

SINGAPORE — (1.2%)
Other Securities		3,732,209	1.4%

SPAIN — (2.4%)
Banco Bilbao Vizcaya SA Sponsored ADR	40,108	713,922	0.3%
Banco Santander SA	71,865	1,156,470	0.4%
Banco Santander SA Sponsored ADR	49,420	793,685	0.3%
Other Securities		4,688,871	1.8%

TOTAL SPAIN		7,352,948	2.8%

SWEDEN — (2.0%)
Other Securities		6,102,081	2.3%

SWITZERLAND — (5.4%)
Credit Suisse Group AG	13,655	729,958	0.3%
#*Holcim, Ltd.	21,970	1,398,276	0.5%
Novartis AG ADR	11,400	592,230	0.2%
#Swatch Group AG	2,763	645,152	0.3%
Swiss Reinsurance Co., Ltd. AG	23,898	973,141	0.4%
*UBS AG	52,017	867,370	0.3%
*UBS AG ADR	34,236	567,975	0.2%
Zurich Financial Services AG	6,240	1,428,914	0.5%
Other Securities		9,144,399	3.5%

TOTAL SWITZERLAND		16,347,415	6.2%

UNITED KINGDOM — (15.7%)
*Anglo American P.L.C.	48,414	1,751,769	0.7%
Aviva P.L.C.	128,562	803,920	0.3%
*Barclays P.L.C.	105,354	552,169	0.2%
*BP P.L.C. Sponsored ADR	18,084	1,023,916	0.4%
HSBC Holdings P.L.C. Sponsored ADR	35,757	1,980,580	0.8%
International Power P.L.C.	146,938	610,041	0.2%
Kingfisher P.L.C.	225,944	825,853	0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**

UNITED KINGDOM — (Continued)
Legal & General Group P.L.C.	575,477	$738,420	0.3%
Old Mutual P.L.C.	499,092	866,235	0.3%
Prudential P.L.C.	68,348	620,833	0.2%
Royal Dutch Shell P.L.C. ADR	32,048	1,863,912	0.7%
RSA Insurance Group P.L.C.	322,917	639,902	0.2%
Standard Chartered P.L.C.	26,514	650,443	0.3%
Standard Life P.L.C.	213,961	762,724	0.3%
Vodafone Group P.L.C. Sponsored ADR	56,540	1,254,623	0.5%
*Xstrata P.L.C.	53,951	777,087	0.3%
Other Securities		31,609,787	12.0%

TOTAL UNITED KINGDOM		47,332,214	18.0%

TOTAL COMMON STOCKS		260,726,696	99.3%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		—	0.0%

DENMARK — (0.0%)
Other Securities		568	0.0%

GERMANY — (0.0%)
Other Securities		3,559	0.0%

HONG KONG — (0.0%)
Other Securities		5,586	0.0%

ITALY — (0.0%)
Other Securities		—	0.0%

NORWAY — (0.0%)
Other Securities		2,334	0.0%

SPAIN — (0.0%)
Other Securities		6,021	0.0%

UNITED KINGDOM — (0.0%)
Other Securities		33,339	0.0%

TOTAL RIGHTS/WARRANTS		51,407	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%,
11/02/09 (Collateralized by $1,830,000 FHLMC 6.040%(r), 11/01/36, valued at $1,174,798) to be repurchased at $1,155,018	$1,155	1,155,000	0.5%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (13.4%)
§@DFA Short Term Investment Fund LP	38,492,317	38,492,317	14.7%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07% 11/02/09
(Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $2,012,891) to be repurchased at $1,973,435	$1,973	1,973,423	0.7%

TOTAL SECURITIES LENDING COLLATERAL		40,465,740	15.4%

TOTAL INVESTMENTS — (100.0%) (Cost $247,812,128)		$302,398,843	115.2%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$411,657	$17,912,664	—	$18,324,321
Austria	—	2,081,495	—	2,081,495
Belgium	230,520	2,816,829	—	3,047,349
Canada	24,588,210	—	—	24,588,210
Denmark	17,522	2,880,141	—	2,897,663
Finland	—	5,094,551	—	5,094,551
France	1,046,254	17,742,381	—	18,788,635
Germany	2,742,895	10,889,472	—	13,632,367
Greece	381,443	4,077,756	—	4,459,199
Hong Kong	9,693	5,809,066	—	5,818,759
Ireland	495,321	1,828,490	—	2,323,811
Italy	473,358	7,262,456	—	7,735,814
Japan	2,796,176	54,356,208	—	57,152,384
Netherlands	1,819,243	5,796,357	—	7,615,600
New Zealand	11,648	907,792	—	919,440
Norway	—	3,760,388	—	3,760,388
Portugal	—	1,619,843	—	1,619,843
Singapore	—	3,732,209	—	3,732,209
Spain	1,724,397	5,628,551	—	7,352,948
Sweden	62,400	6,039,681	—	6,102,081
Switzerland	1,752,841	14,594,574	—	16,347,415
United Kingdom	7,015,128	40,317,086	—	47,332,214
Rights/Warrants
Belgium	—	—	—	—
Denmark	568	—	—	568
Germany	—	3,559	—	3,559
Hong Kong	—	5,586	—	5,586
Italy	—	—	—	—

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Norway	—	$2,334	—	$2,334
Spain	—	6,021	—	6,021
United Kingdom	$6,884	26,455	—	33,339
Temporary Cash Investments	—	1,155,000	—	1,155,000
Securities Lending Collateral	—	40,465,740	—	40,465,740

TOTAL	$45,586,158	$256,812,685	—	$302,398,843

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2009

EMERGING MARKETS PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$1,967,084,229

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,011,671,280)	$1,967,084,229

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,967,084,229	—	—	$1,967,084,229

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$1,134,439,234

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $854,969,140)	$1,134,439,234

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Company	$1,134,439,234	—	—	$1,134,439,234

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.5%)
BRAZIL — (7.4%)
BM&F Bovespa SA	1,104,321	$7,115,147	0.3%
Cia Vale do Rio Doce	708,190	18,051,763	0.7%
#Itau Unibanco Holding SA ADR	1,648,537	31,552,998	1.3%
Petroleo Brasileiro SA ADR (71654V101)	637,166	25,563,100	1.0%
#Petroleo Brasileiro SA ADR (71654V408)	462,510	21,377,212	0.9%
Other Securities		98,747,396	4.0%

TOTAL BRAZIL		202,407,616	8.2%

CHILE — (1.8%)
Other Securities		49,299,787	2.0%

CHINA — (11.0%)
Bank of China, Ltd.	17,448,000	10,033,035	0.4%
China Construction Bank Corp.	16,648,000	14,352,768	0.6%
#China Life Insurance Co., Ltd. ADR	159,456	10,940,276	0.5%
#China Mobile, Ltd. Sponsored ADR	318,041	14,862,056	0.6%
#China Petroleum and Chemical Corp. (Sinopec) ADR	88,100	7,432,116	0.3%
#CNOOC, Ltd. ADR	116,476	17,347,935	0.7%
#*Industrial & Commercial Bank of China, Ltd.	21,941,000	17,456,588	0.7%
#PetroChina Co., Ltd. ADR	129,733	15,573,149	0.6%
Other Securities		193,263,616	7.9%

TOTAL CHINA		301,261,539	12.3%

CZECH REPUBLIC — (0.6%)
Other Securities		16,134,619	0.7%

HUNGARY — (1.1%)
*MOL Hungarian Oil & Gas NYRT	83,994	7,017,209	0.3%
#*OTP Bank NYRT	488,536	13,737,383	0.6%
Other Securities		8,659,120	0.3%

TOTAL HUNGARY		29,413,712	1.2%

INDIA — (10.5%)
ICICI Bank, Ltd. Sponsored ADR	396,338	12,464,830	0.5%
Infosys Technologies, Ltd.	225,217	10,455,397	0.4%
*Reliance Industries, Ltd.	690,546	27,939,425	1.1%
Other Securities		237,253,820	9.7%

TOTAL INDIA		288,113,472	11.7%

INDONESIA — (2.3%)
PT Astra International Tbk	2,085,000	6,708,063	0.3%
Other Securities		57,010,581	2.3%

TOTAL INDONESIA		63,718,644	2.6%

ISRAEL — (3.6%)
*Bank Hapoalim B.M.	1,946,691	7,106,879	0.3%
*Bank Leumi Le-Israel B.M.	1,734,653	6,774,661	0.3%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	838,566	42,330,812	1.7%
Other Securities		42,860,323	1.7%

TOTAL ISRAEL		99,072,675	4.0%

MALAYSIA — (3.8%)
Other Securities		105,292,715	4.3%

MEXICO — (5.0%)
America Movil S.A.B. de C.V. Series L ADR	359,075	15,845,980	0.6%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
*Cemex S.A.B. de C.V. Sponsored ADR	1,165,980	$12,102,873	0.5%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	230,240	9,971,694	0.4%
*Grupo Financiero Banorte S.A.B. de C.V.	2,596,307	8,297,957	0.3%
*Grupo Mexico S.A.B. de C.V. Series B	5,000,219	9,997,598	0.4%
Grupo Televisa S.A. de C.V. Sponsored ADR	356,510	6,902,034	0.3%
Other Securities		74,768,418	3.1%

TOTAL MEXICO		137,886,554	5.6%

PHILIPPINES — (0.6%)
Other Securities		15,883,678	0.6%

POLAND — (1.8%)
KGHM Polska Miedz SA	192,817	6,490,348	0.2%
Other Securities		43,827,902	1.8%

TOTAL POLAND		50,318,250	2.0%

RUSSIA — (0.9%)
*Gazprom OAO Sponsored ADR	410,963	9,855,738	0.4%
Other Securities		13,898,180	0.6%

TOTAL RUSSIA		23,753,918	1.0%

SINGAPORE — (0.0%)
Other Securities		114,229	0.0%

SOUTH AFRICA — (9.2%)
#Gold Fields, Ltd. Sponsored ADR	755,800	9,636,450	0.4%
Impala Platinum Holdings, Ltd.	418,209	9,088,505	0.4%
MTN Group, Ltd.	1,041,866	15,512,590	0.6%
Naspers, Ltd. Series N	378,717	13,663,814	0.5%
Sanlam, Ltd.	3,530,404	9,688,256	0.4%
Sasol, Ltd. Sponsored ADR	466,600	17,446,174	0.7%
Standard Bank Group, Ltd.	1,207,837	15,143,321	0.6%
Other Securities		163,739,983	6.7%

TOTAL SOUTH AFRICA		253,919,093	10.3%

SOUTH KOREA — (10.5%)
Hyundai Motor Co., Ltd.	92,301	8,372,115	0.4%
*KB Financial Group, Inc. ADR	206,311	9,787,394	0.4%
#POSCO ADR	127,995	13,070,849	0.5%
Samsung Electronics Co., Ltd.	46,112	27,747,117	1.1%
Shinhan Financial Group Co., Ltd. ADR	97,355	7,364,906	0.3%
Other Securities		222,288,787	9.1%

TOTAL SOUTH KOREA		288,631,168	11.8%

TAIWAN — (10.3%)
Hon Hai Precision Industry Co., Ltd.	3,065,530	12,007,153	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	6,259,652	11,354,999	0.5%
Other Securities		260,512,700	10.6%

TOTAL TAIWAN		283,874,852	11.6%

THAILAND — (1.8%)
Other Securities		50,759,389	2.1%

TURKEY — (2.3%)
Turkiye Garanti Bankasi A.S.	1,790,492	6,502,250	0.3%
Other Securities		56,452,562	2.3%

TOTAL TURKEY		62,954,812	2.6%

TOTAL COMMON STOCKS		2,322,810,722	94.6%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
PREFERRED STOCKS — (4.6%)
BRAZIL — (4.6%)
#Banco Bradesco SA Sponsored ADR	696,802	$13,726,999	0.6%
Cia Vale do Rio Doce	738,786	17,065,957	0.7%
#Gerdau SA Sponsored ADR	678,100	10,239,310	0.4%
Metalurgica Gerdau SA	394,900	7,251,939	0.3%
Usinas Siderurgicas de Minas Gerais SA Series A	330,300	8,625,000	0.3%
Other Securities		68,244,882	2.8%

TOTAL BRAZIL		125,154,087	5.1%

INDIA — (0.0%)
Other Securities		6,467	0.0%

TOTAL PREFERRED STOCKS		125,160,554	5.1%

RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		36,466	0.0%

CHILE — (0.0%)
Other Securities		638	0.0%

CHINA — (0.0%)
Other Securities		12,816	0.0%

MALAYSIA — (0.0%)
Other Securities		22,681	0.0%

PHILIPPINES — (0.0%)
Other Securities		33,455	0.0%

SOUTH AFRICA — (0.0%)
Other Securities		10,914	0.0%

SOUTH KOREA — (0.0%)
Other Securities		27	0.0%

TAIWAN — (0.0%)
Other Securities		39,026	0.0%

THAILAND — (0.0%)
Other Securities		96,005	0.0%

TOTAL RIGHTS/WARRANTS		252,028	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%,
11/02/09 (Collateralized by $14,795,000 FHLMC 6.040%(r), 11/01/36, valued at $9,497,885) to be repurchased at $9,355,148	$9,355	9,355,000	0.4%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)

SECURITIES LENDING COLLATERAL — (10.6%)
§@DFA Short Term Investment Fund LP	288,996,329	$288,996,329	11.8%
@Repurchase Agreement, Deutsche Bank Securities 0.07%,
11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $2,814,708) to be repurchased at $2,759,534	$2,760	2,759,518	0.1%

TOTAL SECURITIES LENDING COLLATERAL		291,755,847	11.9%

TOTAL INVESTMENTS — (100.0%) (Cost $2,300,286,128)		$2,749,334,151	112.0%

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$202,407,616	—	—	$202,407,616
Chile	49,299,787	—	—	49,299,787
China	93,691,579	$207,569,960	—	301,261,539
Czech Republic	—	16,134,619	—	16,134,619
Hungary	840,571	28,573,141	—	29,413,712
India	16,678,159	271,435,313	—	288,113,472
Indonesia	5,180,275	58,538,369	—	63,718,644
Israel	46,850,946	52,221,729	—	99,072,675
Malaysia	103,683	105,189,032	—	105,292,715
Mexico	137,844,921	41,633	—	137,886,554
Philippines	2,041,390	13,842,288	—	15,883,678
Poland	—	50,318,250	—	50,318,250
Russia	1,112,475	22,641,443	—	23,753,918
Singapore	—	114,229	—	114,229
South Africa	36,360,155	217,558,938	—	253,919,093
South Korea	37,224,895	251,406,273	—	288,631,168
Taiwan	7,621,543	276,253,309	—	283,874,852
Thailand	50,753,618	5,771	—	50,759,389
Turkey	550,208	62,404,604	—	62,954,812
Preferred Stocks
Brazil	125,154,087	—	—	125,154,087
India	—	6,467	—	6,467
Rights/Warrants
Brazil	36,466	—	—	36,466
Chile	638	—	—	638
China	12,816	—	—	12,816
Malaysia	22,681	—	—	22,681
Philippines	—	33,455	—	33,455

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
South Africa	$10,914	—	—	$10,914
South Korea	—	$27	—	27
Taiwan	—	39,026	—	39,026
Thailand	96,005	—	—	96,005
Temporary Cash Investments	—	9,355,000	—	9,355,000
Securities Lending Collateral	—	291,755,847	—	291,755,847

TOTAL	$813,895,428	$1,935,438,723	—	$2,749,334,151

See accompanying Notes to Financial Statements.

DFA ONE-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009

		Face Amount	Value†
		(000)
AGENCY OBLIGATIONS — (28.4%)
Federal Farm Credit Bank
#	5.375%, 07/18/11	$57,000	$61,302,189
	3.875%, 08/25/11	40,000	42,065,120
#	1.125%, 10/03/11	30,000	29,977,590
Federal Home Loan Bank
#	1.375%, 05/16/11	77,000	77,747,824
#	2.625%, 05/20/11	40,000	41,157,240
#	3.375%, 06/24/11	85,000	88,343,050
#	3.625%, 07/01/11	112,000	117,147,968
#	1.625%, 07/27/11	133,200	134,744,454
#	5.375%, 08/19/11	55,000	59,265,525
	3.750%, 09/09/11	90,000	94,727,070
#	3.625%, 09/16/11	121,000	127,167,249
Federal Home Loan Mortgage Corporation
#	5.625%, 03/15/11	65,000	69,381,455
	1.625%, 04/26/11	80,000	81,012,880
#	6.000%, 06/15/11	79,000	85,566,322
	5.250%, 07/18/11	65,000	69,901,975
Federal National Mortgage Association
#	4.500%, 02/15/11	63,000	66,203,172
	1.750%, 03/23/11	40,000	40,576,760
	1.375%, 04/28/11	82,000	82,689,046
#	6.000%, 05/15/11	65,000	70,099,185
	3.375%, 05/19/11	20,000	20,814,300

TOTAL AGENCY OBLIGATIONS			1,459,890,374

BONDS — (31.3%)
Bank of America
	1.700%, 12/23/10	40,000	40,446,440
Bank of New York Mellon Corp.
	4.950%, 01/14/11	5,000	5,199,450
Bank of New York Mellon Corp. Floating Rate Note
(r)	0.872%, 02/05/10	59,000	59,062,894
BP Capital Markets P.L.C.
	1.550%, 08/11/11	24,000	24,355,608
BP Capital Markets P.L.C. Floating Rate Note
(r)	1.293%, 03/17/11	29,364	29,761,559
Citigroup, Inc.
	1.500%, 07/12/11	39,000	39,361,920
	1.250%, 09/22/11	20,000	20,082,220

	Face Amount	Value†
	(000)

CME Group, Inc. Floating Rate Note
(r) 1.121%, 08/06/10	$100,000	$100,491,500
Deutsche Bank AG Floating Rate Note
(r) 0.892%, 06/18/10	100,000	99,599,300
General Electric Capital Corp.
5.000%, 12/01/10	10,000	10,389,700
1.625%, 01/07/11	60,000	60,648,780
General Electric Capital Corp. Floating Rate Note
(r) 0.330%, 03/12/10	15,000	15,000,825
(r) 0.524%, 05/10/10	10,200	10,203,468
Goldman Sachs Group, Inc.
1.700%, 03/15/11	50,000	50,722,350
1.625%, 07/15/11	66,000	66,804,672
Japan Finance Corp.
2.000%, 06/24/11	78,200	79,421,562
JPMorgan Chase & Co. Floating Rate Note
(r) 0.781%, 11/19/09	66,510	66,526,761
(r) 0.454%, 01/17/11	10,000	9,953,260
(r) 0.550%, 05/16/11	15,000	14,884,380
(r) 1.050%, 06/13/11	10,490	10,565,727
Kreditanstalt fuer Wiederaufbau
4.625%, 01/20/11	58,000	60,556,582
1.875%, 03/15/11	35,000	35,542,290
3.250%, 10/14/11	20,000	20,824,500
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.250%, 09/15/10	24,400	25,165,867
Manitoba, Province of Canada
4.450%, 04/12/10	5,450	5,546,312
Morgan Stanley
2.900%, 12/01/10	90,000	92,098,170
# 2.000%, 09/22/11	25,000	25,489,250
Nordea Bank Finland P.L.C. Floating Rate Note
(r) 0.584%, 10/14/11	50,000	50,000,000
Nordic Investment Bank
4.875%, 03/15/11	12,291	12,996,454
Oesterreichische Kontrollbank AG
4.250%, 10/06/10	10,000	10,344,380
Oesterreichische Kontrollbank AG
2.875%, 03/15/11	82,000	84,494,604

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)

Regions Bank
2.750%, 12/10/10	$18,000	$18,394,128
Royal Bank of Canada
5.650%, 07/20/11	23,000	24,707,083
Svensk Exportkredit AB
4.000%, 06/15/10	77,000	78,649,494
4.500%, 09/27/10	13,000	13,463,437
Toyota Motor Credit Corp. Floating Rate Note
(r) 0.384%, 10/04/11	48,000	47,908,464
Wachovia Corp. Floating Rate Note
(r) 0.857%, 11/24/09	93,000	93,027,528
Wells Fargo & Co. Floating Rate Note
(r) 0.384%, 01/12/11	25,000	24,916,150
Westpac Banking Corp. Floating Rate Note
(r) 0.304%, 10/06/10	75,000	74,931,525

TOTAL BONDS		1,612,538,594

U.S. TREASURY OBLIGATIONS — (1.9%)
U.S. Treasury Note
# 1.000%, 09/30/11	96,000	96,269,952

COMMERCIAL PAPER — (20.7%)
ANZ National (International), Ltd.
1.605%, 11/06/09	57,000	56,998,336
0.230%, 11/09/09	30,000	29,998,683
Australia & New Zealand Banking Group, Ltd.
0.240%, 11/10/09	12,000	11,999,413
0.000%, 01/15/10	21,200	21,189,434
Bank of Nova Scotia
0.260%, 11/02/09	75,000	74,999,250
BNP Paribas Finance, Inc.
0.240%, 12/04/09	20,000	19,996,306
Caisse Cent Desjardins Du Quebec
0.300%, 11/19/09	25,000	24,997,640
0.310%, 11/19/09	25,000	24,997,640
0.220%, 12/11/09	10,000	9,997,783
0.230%, 12/29/09	50,000	49,982,500
CBA Delaware Finance, Inc.
0.280%, 11/06/09	50,000	49,998,835
0.230%, 12/02/09	55,000	54,993,648

	Face Amount	Value†
	(000)

DnB NOR Bank ASA
0.230%, 12/07/09	$15,000	$14,996,991
0.220%, 12/30/09	24,000	23,991,420
Eksportfinans ASA
0.200%, 11/24/09	11,000	10,998,633
Fortis Funding LLC
0.230%, 12/22/09	70,000	69,976,193
0.260%, 01/15/10	20,000	19,988,750
National Australia Funding Delaware, Inc.
0.265%, 11/02/09	55,000	54,999,219
0.240%, 11/17/09	50,000	49,995,250
Nestle Capital Corp.
0.180%, 11/24/09	25,000	24,997,918
Nestle Finance International, Ltd.
0.210%, 12/04/09	87,435	87,423,948
NRW.BANK
0.230%, 11/27/09	28,000	27,995,948
0.000%, 12/28/09	59,000	58,979,793
0.285%, 01/06/10	15,000	14,993,739
Procter & Gamble International Funding
0.220%, 11/02/09	27,000	26,999,730
Procter & Gamble International Funding SCA
0.180%, 12/03/09	7,650	7,649,075
0.190%, 12/11/09	5,350	5,349,101
Rabobank USA Financial Corp.
0.230%, 12/01/09	15,000	14,998,347
0.230%, 12/10/09	25,000	24,995,958
Scotiabanc, Inc.
0.210%, 12/08/09	17,000	16,996,501
Svenska Handelsbanken AB
0.225%, 01/27/10	20,000	19,987,688
Svenska Handelsbanken, Inc.
0.210%, 01/04/10	35,000	34,986,010
Total Capital Canada, Ltd.
0.230%, 11/10/09	22,300	22,298,910

TOTAL COMMERCIAL PAPER		1,063,748,590

DFA ONE-YEAR FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)

TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $23,955,000 FNMA 5.00%, 08/25/18, valued at $18,722,068) to be repurchased at $18,442,292	$18,442	$18,442,000

	Shares	Value†

SECURITIES LENDING COLLATERAL — (17.4%)
§@ DFA Short Term Investment Fund LP	894,976,200	$894,976,200

TOTAL INVESTMENTS — (100.0%) (Cost $5,126,967,083)		$5,145,865,710

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$1,459,890,374	—	$1,459,890,374
Bonds	—	1,612,538,594	—	1,612,538,594
U.S. Treasury Obligations	—	96,269,952	—	96,269,952
Commercial Paper	—	1,063,748,590	—	1,063,748,590
Temporary Cash Investments	—	18,442,000	—	18,442,000
Securities Lending Collateral	—	894,976,200	—	894,976,200

TOTAL	—	$5,145,865,710	—	$5,145,865,710

See accompanying Notes to Financial Statements.

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

OCTOBER 31, 2009

	Face Amount^	Value†
	(000)
BONDS — (42.7%)
AUSTRALIA — (0.5%)
Australia & New Zealand Banking Group, Ltd.
(u) 4.875%, 11/08/10	4,085	$4,202,158
(g) 4.500%, 12/15/10	3,410	5,755,032
Commonwealth Bank of Australia
(e) 3.625%, 04/05/11	5,800	8,725,206
Westpac Banking Corp.
(g) 4.875%, 04/13/11	5,639	9,635,502

TOTAL AUSTRALIA		28,317,898

AUSTRIA — (0.2%)
Erste Group Bank AG
2.250%, 05/13/11	8,400	12,450,001

CANADA — (7.5%)
Bank of Nova Scotia
4.400%, 05/09/11	21,500	20,768,795
Canada Housing Trust
4.600%, 09/15/11	55,000	53,815,674
Canada Mortgage & Housing Corp.
(u) 4.800%, 10/01/10	26,280	27,304,683
Canadian Government Bond
1.250%, 06/01/11	108,500	100,633,612
Ontario, Province of Canada
(u) 3.125%, 09/08/10	89,000	90,972,685
Royal Bank of Canada
(g) 4.625%, 12/07/10	6,313	10,668,101
4.920%, 07/06/11	8,000	7,819,971
(u) 5.650%, 07/20/11	3,500	3,759,774
(e) 5.750%, 07/25/11	48,000	75,138,567

TOTAL CANADA		390,881,862

FRANCE — (4.1%)
Agence Francaise de Developpement
(u) 1.750%, 01/18/11	26,500	26,730,206
(u) 4.125%, 06/24/11	45,500	47,487,167
Caisse d’Amortissement de la Dette Sociale
(u) 4.000%, 07/15/11	31,720	33,208,302
French Treasury Note
3.500%, 07/12/11	70,000	106,813,586

TOTAL FRANCE		214,239,261

		Face Amount^	Value†
		(000)

GERMANY — (7.5%)
Bundesschatzanweisungen
	1.500%, 06/10/11	70,000	$103,623,199
Deutsche Bank AG Floating Rate Note
(r)(u)	0.940%, 02/16/10	40,000	40,063,880
Kreditanstalt fuer Wiederaufbau
(u)	4.625%, 01/20/11	53,200	55,545,003
(u)	1.875%, 03/15/11	19,755	20,061,084
(u)	3.250%, 10/14/11	5,000	5,206,125
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u)	4.250%, 09/15/10	25,000	25,784,700
(u)	3.250%, 10/29/10	34,000	34,757,452
(u)	2.500%, 02/14/11	29,000	29,537,370
(u)	4.125%, 07/15/11	18,000	18,847,728
Landwirtschaftliche Rentenbank
(u)	4.250%, 01/21/11	25,000	25,976,275
#(u)	4.875%, 02/14/11	9,100	9,582,236
(u)	3.125%, 06/15/11	18,400	19,021,313

TOTAL GERMANY			388,006,365

JAPAN — (0.6%)
Japan Finance Corp.
(u)	2.000%, 06/24/11	29,600	30,062,382

NETHERLANDS — (7.1%)
Bank Nederlandse Gemeenten
(u)	3.375%, 12/15/10	8,648	8,869,458
(u)	3.375%, 01/18/11	15,000	15,426,210
(g)	4.500%, 08/16/11	18,000	30,886,335
(u)	5.125%, 10/20/11	28,600	30,493,835
Deutsche Bahn Finance
(u)	5.125%, 01/05/11	48,385	50,301,965
Nederlandse Waterschapsbank
(u)	2.875%, 06/16/11	107,000	109,701,215
Netherlands Government Bond
	5.000%, 07/15/11	70,000	109,449,751
Rabobank Nederland
(u)	5.000%, 02/15/11	6,884	7,218,721
(g)	5.000%, 04/11/11	4,870	8,318,183

TOTAL NETHERLANDS			370,665,673

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†

		(000)

NORWAY — (2.0%)
Kommunalbanken
(u)	3.250%, 06/15/11	101,832	$105,122,803

SPAIN — (0.6%)
Instituto de Credito Oficial
(u)	4.625%, 10/26/10	26,300	27,221,368
(u)	3.000%, 03/15/11	5,000	5,127,410

TOTAL SPAIN			32,348,778

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.2%)
Council of Europe Development Bank
(u)	6.125%, 01/25/11	21,208	22,496,280
(u)	3.375%, 09/15/11	6,000	6,238,812
European Investment Bank
(g)	5.375%, 03/07/11	5,860	10,144,846
(u)	3.250%, 10/14/11	22,000	22,941,644

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			61,821,582

SWEDEN — (1.1%)
Kommuninvest I Sverige
(u)	5.375%, 06/15/11	23,000	24,403,529
Svensk Exportkredit AB
(u)	4.000%, 06/15/10	5,767	5,890,541
Sweden Government International Bond
(u)	4.500%, 02/07/11	25,000	26,204,825

TOTAL SWEDEN			56,498,895

UNITED KINGDOM — (3.8%)
BP Capital Markets P.L.C.
(u)	4.750%, 11/10/10	5,814	6,027,839
(u)	3.625%, 05/27/11	3,160	3,282,169
#(u)	1.550%, 08/11/11	21,000	21,311,157
Lloyds TSB Bank P.L.C.
(u)	2.300%, 04/01/11	40,000	40,651,840
Network Rail Infrastructure Finance P.L.C.
(u)	3.000%, 01/24/11	21,200	21,717,450
United Kingdom Gilt
	9.000%, 07/12/11	56,000	104,023,136

TOTAL UNITED KINGDOM			197,013,591

		Face Amount	Value†

		(000)

UNITED STATES — (6.5%)
Bank of America
#	1.700%, 12/23/10	$80,000	$80,892,880
Bank of America Corp.
	4.500%, 08/01/10	5,092	5,215,461
Citigroup, Inc.
	1.500%, 07/12/11	65,000	65,603,200
	1.375%, 08/10/11	20,000	20,134,220
	1.250%, 09/22/11	15,000	15,061,665
General Electric Capital Corp.
	1.625%, 01/07/11	40,000	40,432,520
Goldman Sachs Group, Inc.
	1.625%, 07/15/11	24,000	24,292,608
Morgan Stanley
	2.000%, 09/22/11	86,200	87,886,934

TOTAL UNITED STATES			339,519,488

TOTAL BONDS			2,226,948,579

AGENCY OBLIGATIONS — (25.3%)
Federal Farm Credit Bank
#	5.375%, 07/18/11	10,800	11,615,152
#	3.875%, 08/25/11	20,000	21,032,560
#	1.125%, 10/03/11	70,500	70,447,336
#	3.500%, 10/03/11	20,000	20,938,620
Federal Home Loan Bank
#	4.375%, 10/22/10	60,000	62,213,460
#	1.625%, 01/21/11	100,000	101,318,200
#	1.375%, 05/16/11	88,200	89,056,598
#	2.625%, 05/20/11	80,000	82,314,480
#	3.375%, 06/24/11	65,000	67,556,450
#	3.625%, 07/01/11	110,600	115,683,618
#	1.625%, 07/27/11	95,000	96,101,525
#	3.750%, 09/09/11	126,800	133,459,916
#	3.625%, 09/16/11	70,000	73,567,830
Federal Home Loan Mortgage Corporation
#	4.750%, 01/18/11	20,000	20,996,680
#	1.625%, 04/26/11	60,000	60,759,660
#	6.000%, 06/15/11	79,000	85,566,322
#	5.250%, 07/18/11	13,500	14,518,102

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Federal National Mortgage Association
# 4.500%, 02/15/11	$13,500	$14,186,394
# 1.375%, 04/28/11	20,000	20,168,060
# 6.000%, 05/15/11	69,000	74,412,981
# 3.375%, 05/19/11	80,000	83,257,200

TOTAL AGENCY OBLIGATIONS		1,319,171,144

U.S. TREASURY OBLIGATIONS — (1.3%)
U.S. Treasury Note
# 1.000%, 09/30/11	65,000	65,182,780

CERTIFICATES OF DEPOSIT INTEREST BEARING — (1.5%)
Nordea Bank Finland
1.650%, 01/28/10	40,000	40,136,552
Toronto Dominion Bank
1.650%, 01/28/10	40,000	40,155,852

TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		80,292,404

COMMERCIAL PAPER — (1.5%)
Westpac Banking Corp.
1.370%, 01/15/10	80,000	79,962,352

TEMPORARY CASH INVESTMENTS — (0.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $42,415,000 FNMA 6.50%, 06/25/39, valued at $44,641,788) to be repurchased at $43,978,696	$43,978	43,978,000

		Shares	Value†

SECURITIES LENDING COLLATERAL — (26.8%)
§@	DFA Short Term Investment Fund LP	1,395,043,125	$1,395,043,125

TOTAL INVESTMENTS — (100.0%) (Cost $5,172,581,817)			$5,210,578,384

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total

Bonds
Australia	—	$28,317,898	—	$28,317,898
Austria	—	12,450,001	—	12,450,001
Canada	—	390,881,862	—	390,881,862
France	—	214,239,261	—	214,239,261
Germany	—	388,006,365	—	388,006,365
Japan	—	30,062,382	—	30,062,382
Netherlands	—	370,665,673	—	370,665,673
Norway	—	105,122,803	—	105,122,803
Spain	—	32,348,778	—	32,348,778
Supranational Organization Obligations	—	61,821,582	—	61,821,582
Sweden	—	56,498,895	—	56,498,895
United Kingdom	—	197,013,591	—	197,013,591
United States	—	339,519,488	—	339,519,488
Agency Obligations
United States	—	1,319,171,144	—	1,319,171,144
U.S. Treasury Obligations
United States	—	65,182,780	—	65,182,780
Certificates of Deposit Interest Bearing
United States	—	80,292,404	—	80,292,404
Commercial Paper
United States	—	79,962,352	—	79,962,352
Temporary Cash Investments	—	43,978,000	—	43,978,000
Securities Lending Collateral	—	1,395,043,125	—	1,395,043,125
Other Financial Instruments**	—	6,880,002	—	6,880,002

TOTAL	—	$5,217,458,386	—	$5,217,458,386

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

		Face Amount^	Value†

		(000)
BONDS — (72.1%)
AUSTRALIA — (4.0%)
Australia & New Zealand Banking Group, Ltd.
	6.500%, 02/02/10	1,279	$1,157,274
	5.750%, 02/22/10	2,576	2,325,465
(u)	5.500%, 05/24/11	1,311	1,380,132
Commonwealth Bank of Australia
	7.250%, 09/17/10	5,000	4,583,367
Westpac Banking Corp. Floating Rate Note
(e)(r)	0.812%, 12/22/09	1,750	2,574,316

TOTAL AUSTRALIA			12,020,554

AUSTRIA — (2.4%)
ASFINAG
(u)	4.750%, 11/17/10	3,500	3,639,192
Oesterreichische Kontrollbank AG
(u)	2.875%, 03/15/11	3,500	3,606,477

TOTAL AUSTRIA			7,245,669

CANADA — (8.9%)
Bank of Nova Scotia
(g)	4.625%, 01/25/11	1,700	2,872,242
	4.400%, 05/09/11	3,500	3,380,967
Canada Housing Trust
	4.600%, 09/15/11	7,000	6,849,268
Canadian Government Bond
	1.250%, 06/01/11	6,900	6,399,741
Ontario, Province of Canada
(u)	3.125%, 09/08/10	5,000	5,110,825
(z)	6.375%, 10/12/10	1,800	1,320,846
Royal Bank of Canada
(u)	5.650%, 07/20/11	1,000	1,074,221

TOTAL CANADA			27,008,110

DENMARK — (0.2%)
Denmark, Kingdom of
	6.000%, 11/15/09	2,600	514,904

FINLAND — (0.2%)
Municipality Finance P.L.C.
(t)	6.705%, 08/25/10	800	726,865

		Face Amount^	Value†

		(000)

FRANCE — (5.8%)
Agence Francaise de Developpement
(u)	1.750%, 01/18/11	3,500	$3,530,405
BNP Paribas Finance, Inc. Floating Rate Note
(r)	1.243%, 04/14/10	3,850	5,676,074
Caisse d’Amortissement de la Dette Sociale
(u)	4.000%, 07/15/11	8,000	8,375,360

TOTAL FRANCE			17,581,839

GERMANY — (6.6%)
Kreditanstalt fuer Wiederaufbau
(z)	8.000%, 01/14/11	4,302	3,226,988
(n)	5.250%, 05/16/11	27,000	4,910,573
Landeskreditbank Baden-Wuerttemberg Foerderbank
(n)	3.500%, 04/15/10	2,930	511,651
(u)	3.250%, 10/29/10	4,500	4,600,251
(u)	4.125%, 07/15/11	3,000	3,141,288
Landwirtschaftliche Rentenbank
(u)	4.250%, 01/21/11	2,000	2,078,102
(t)	6.500%, 05/04/11	1,000	916,349
Norddeutsche Landesbank Girozentrale AG
(z)	6.500%, 11/11/09	1,053	755,826

TOTAL GERMANY			20,141,028

IRELAND — (1.9%)
General Electric Capital Corp. Floating Rate Note
(g)(r)	1.276%, 02/01/10	3,600	5,895,720

JAPAN — (1.4%)
Japan Finance Corp.
(u)	2.000%, 06/24/11	4,200	4,265,608

NETHERLANDS — (6.5%)
Bank Nederlandse Gemeenten
(t)	5.000%, 07/16/10	3,800	3,424,833
(u)	5.125%, 10/20/11	1,400	1,492,705
Deutsche Bahn Finance
(u)	5.125%, 01/05/11	5,000	5,198,095
Nederlandse Waterschapsbank
(u)	2.875%, 06/16/11	4,000	4,100,980

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†

		(000)

NETHERLANDS — (Continued)
Nederlandse Waterschapsbank NV
(z)	8.250%, 01/21/10	2,299	$1,664,488
(t)	7.375%, 02/18/11	2,000	1,851,512
Toyota Motor Finance
(t)	6.630%, 05/25/10	2,100	1,892,028

TOTAL NETHERLANDS			19,624,641

NORWAY — (2.5%)
Kommunalbanken
	5.250%, 11/10/10	4,000	719,226
(t)	4.000%, 11/15/10	1,300	1,156,675
	3.500%, 03/01/11	9,290	1,645,451
(u)	3.250%, 06/15/11	4,000	4,129,264

TOTAL NORWAY			7,650,616

SPAIN — (2.1%)
Instituto de Credito Oficial
(u)	4.625%, 10/26/10	4,500	4,657,649
(u)	1.875%, 04/15/11	1,700	1,722,440

TOTAL SPAIN			6,380,089

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (9.7%)
Council of Europe Development Bank
(u)	6.125%, 01/25/11	1,800	1,909,341
(u)	3.375%, 09/15/11	4,000	4,159,208
Eurofima
(z)	6.500%, 10/21/10	5,500	4,038,086
European Investment Bank
(z)	7.250%, 02/08/10	1,000	724,450
(n)	6.000%, 08/06/10	7,500	1,344,066
(z)	6.250%, 09/30/10	3,252	2,381,961
(z)	7.750%, 10/26/10	3,674	2,737,684
Inter-American Development Bank
(z)	7.410%, 01/29/10	1,300	941,446
(z)	6.125%, 07/19/11	3,800	2,800,426
International Bank for Reconstruction & Development
(t)	0.500%, 03/12/10	2,059	1,828,995
(t)	5.520%, 04/18/11	1,796	1,616,615
(t)	5.520%, 04/18/11	1,000	900,120
(t)	5.760%, 04/26/11	1,200	1,086,085

		Face Amount^	Value†

		(000)

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
Nordic Investment Bank
(n)	4.625%, 07/30/10	16,000	$2,830,652

TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS			29,299,135

SWEDEN — (2.5%)
City of Stockholm
	3.375%, 03/08/10	10,000	1,415,398
Kommuninvest I Sverige
(u)	5.375%, 06/15/11	4,000	4,244,092
Svensk Exportkredit AB
(u)	4.875%, 09/29/11	1,000	1,065,380
Swedish Export Credit
(t)	5.800%, 09/13/10	1,000	902,397

TOTAL SWEDEN			7,627,267

UNITED KINGDOM — (4.6%)
BP Capital Markets P.L.C.
(t)	8.000%, 03/11/11	4,728	4,393,785
Lloyds TSB Bank P.L.C.
(u)	2.300%, 04/01/11	5,500	5,589,628
Network Rail Infrastructure Finance P.L.C.
(u)	3.000%, 01/24/11	3,800	3,892,750

TOTAL UNITED KINGDOM			13,876,163

UNITED STATES — (12.8%)
Bank of America Corp.
	4.500%, 08/01/10	$1,472	1,507,690
Citigroup, Inc.
	1.500%, 07/12/11	7,300	7,367,744
General Electric Capital Corp.
(z)	6.625%, 02/04/10	1,000	721,750
(z)	9.000%, 01/04/11	1,100	820,338
Goldman Sachs Group, Inc.
	1.700%, 03/15/11	5,300	5,376,569
	1.625%, 07/15/11	2,000	2,024,384
Morgan Stanley
	2.900%, 12/01/10	2,000	2,046,626
	2.000%, 09/22/11	5,000	5,097,850
Nestle Holdings, Inc.
(n)	4.750%, 02/12/10	6,000	1,054,174
(z)	8.250%, 03/31/10	2,000	1,459,381
(n)	5.000%, 01/31/11	29,500	5,291,700

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

UNITED STATES — (Continued)
Regions Bank
2.750%, 12/10/10	$1,000	$1,021,896
Toyota Motor Credit Corp.
(n) 4.625%, 01/22/10	4,200	735,842
(z) 7.660%, 04/26/10	2,800	2,037,166
(z) 8.500%, 12/21/10	1,300	972,643
(z) 7.375%, 01/18/11	1,800	1,333,569

TOTAL UNITED STATES		38,869,322

TOTAL BONDS		218,727,530

AGENCY OBLIGATIONS — (24.8%)
Federal Farm Credit Bank
2.625%, 04/21/11	1,300	1,335,632
5.375%, 07/18/11	4,500	4,839,646
3.875%, 08/25/11	7,000	7,361,396
1.125%, 10/03/11	3,000	2,997,759
Federal Home Loan Bank
1.625%, 01/21/11	5,000	5,065,910
1.375%, 05/16/11	4,000	4,038,848
3.375%, 06/24/11	1,000	1,039,330
1.625%, 07/27/11	8,500	8,598,558
3.750%, 09/09/11	11,600	12,209,267
3.625%, 09/16/11	9,800	10,299,496
Federal Home Loan Mortgage Corporation
4.750%, 01/18/11	1,700	1,784,718
1.625%, 04/26/11	2,500	2,531,652
6.000%, 06/15/11	4,500	4,874,031
5.250%, 07/18/11	4,500	4,839,368
Federal National Mortgage Association
6.000%, 05/15/11	2,000	2,156,898
3.375%, 05/19/11	1,000	1,040,715

TOTAL AGENCY OBLIGATIONS		75,013,224

U.S. TREASURY OBLIGATIONS — (0.7%)
U.S. Treasury Note
1.000%, 09/30/11	2,200	2,206,186

	Face Amount	Value†

	(000)

TEMPORARY CASH INVESTMENTS — (2.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $6,940,000 FNMA 6.50%, 06/25/39, valued at $7,469,175) to be repurchased at $7,357,116.	$7,357	$7,357,000

TOTAL INVESTMENTS — (100.0%) (Cost $299,330,879)		$303,303,940

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$12,020,554	—	$12,020,554
Austria	—	7,245,669	—	7,245,669
Canada	—	27,008,110	—	27,008,110
Denmark	—	514,904	—	514,904
Finland	—	726,865	—	726,865
France	—	17,581,839	—	17,581,839
Germany	—	20,141,028	—	20,141,028
Ireland	—	5,895,720	—	5,895,720
Japan	—	4,265,608	—	4,265,608
Netherlands	—	19,624,641	—	19,624,641
Norway	—	7,650,616	—	7,650,616
Spain	—	6,380,089	—	6,380,089
Supranational Organization Obligations	—	29,299,135	—	29,299,135
Sweden	—	7,627,267	—	7,627,267
United Kingdom	—	13,876,163	—	13,876,163
United States	—	38,869,322	—	38,869,322
Agency Obligations
United States	—	75,013,224	—	75,013,224
U.S. Treasury Obligations
United States	—	2,206,186	—	2,206,186
Temporary Cash Investments	—	7,357,000	—	7,357,000
Other Financial Instruments**	—	255,714	—	255,714

TOTAL	—	$303,559,654	—	$303,559,654

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)

AGENCY OBLIGATIONS — (77.8%)
Federal Farm Credit Bank
2.625%, 04/17/14	$31,500	$31,653,878
3.000%, 09/22/14	9,000	9,193,536
Federal Home Loan Bank
1.625%, 01/21/11	10,000	10,131,820
4.625%, 02/18/11	21,500	22,606,669
1.375%, 05/16/11	4,000	4,038,848
2.625%, 05/20/11	50,200	51,652,336
3.375%, 06/24/11	6,300	6,547,779
5.375%, 08/19/11	50,000	53,877,750
3.750%, 09/09/11	40,000	42,100,920
3.625%, 09/16/11	50,000	52,548,450
4.875%, 11/18/11	50,000	53,892,450
5.750%, 05/15/12	150,000	166,461,600
4.625%, 10/10/12	100,000	108,867,700
5.250%, 06/18/14	65,000	73,109,985
5.500%, 08/13/14	67,500	76,731,435
Tennessee Valley Authority
5.625%, 01/18/11	10,930	11,597,954

TOTAL AGENCY OBLIGATIONS		775,013,110

U.S. TREASURY OBLIGATIONS — (21.4%)
U.S. Treasury Notes
2.750%, 10/31/13	50,000	51,621,100
2.000%, 11/30/13	112,000	112,323,792
1.750%, 01/31/14	50,000	49,457,050

TOTAL U.S. TREASURY OBLIGATIONS		213,401,942

TEMPORARY CASH INVESTMENTS — (0.8%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $7,650,000 FNMA 6.50%, 06/25/39, valued at $8,233,313) to be repurchased at $8,107,128	8,107	8,107,000

TOTAL INVESTMENTS — (100.0%) (Cost $968,224,925)		$996,522,052

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$775,013,110	—	$775,013,110
U.S. Treasury Obligations	—	213,401,942	—	213,401,942
Temporary Cash Investments	—	8,107,000	—	8,107,000

TOTAL	—	$996,522,052	—	$996,522,052

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

		Face Amount^	Value†

		(000)

BONDS — (53.6%)
AUSTRALIA — (2.0%)
National Australia Bank, Ltd.
(u)	5.350%, 06/12/13	10,364	$11,102,518
SunCorp-Metway, Ltd.
(g)	4.000%, 01/16/14	43,555	73,461,203

TOTAL AUSTRALIA			84,563,721

AUSTRIA — (2.3%)
Oesterreichischen Kontrollbank AG
(u)	3.625%, 06/17/13	2,867	2,993,435
PfandBriefstelle der Oesterreichischen Landes-Hypothekenbanken
(j)	1.600%, 02/15/11	8,246,000	91,282,299

TOTAL AUSTRIA			94,275,734

BELGIUM — (2.2%)
Belgium Government International Bond
(u)	4.250%, 09/03/13	78,000	83,219,292
(u)	2.875%, 09/15/14	8,000	8,019,208

TOTAL BELGIUM			91,238,500

CANADA — (2.2%)
Ontario, Province of
(u)	4.375%, 02/15/13	55,000	58,246,485
(u)	4.100%, 06/16/14	31,000	32,775,866

TOTAL CANADA			91,022,351

FRANCE — (2.5%)
Caisse d’Amortissement de la Dette Sociale
(u)	3.500%, 07/01/14	88,833	91,991,013
Total Capital SA
(g)	4.625%, 03/07/12	2,014	3,473,486
(u)	5.000%, 05/22/12	9,900	10,651,687

TOTAL FRANCE			106,116,186

GERMANY — (5.1%)
Bayerische Landesbank
(j)	1.000%, 09/20/10	2,950,000	32,786,965
Kreditanstalt fuer Wiederaufbau
(g)	4.875%, 01/15/13	5,000	8,793,992
(u)	4.000%, 10/15/13	10,200	10,834,756
(g)	3.250%, 02/24/14	10,000	16,539,567

		Face Amount^	Value†

		(000)

GERMANY — (Continued)
(u)	3.500%, 03/10/14	51,800	$54,032,321
Landeskreditbank Baden-Wuerttemberg Foerderbank
(u)	4.875%, 01/13/12	9,000	9,613,782
Landwirtschaftliche Rentenbank
(u)	4.125%, 07/15/13	9,000	9,592,236
(u)	4.875%, 01/10/14	64,200	69,836,632

TOTAL GERMANY			212,030,251

NETHERLANDS — (3.4%)
Bank Nederlandse Gemeenten
(g)	5.750%, 03/07/12	6,500	11,483,930
(g)	4.750%, 04/22/13	13,577	23,531,631
(u)	5.000%, 05/16/14	19,200	20,787,475
Rabobank Nederland
(j)	0.800%, 02/03/11	7,292,000	80,990,089
#(u)	4.200%, 05/13/14	3,000	3,128,124

TOTAL NETHERLANDS			139,921,249

NORWAY — (2.0%)
Eksportfinans
(j)	1.800%, 06/21/10	5,998,000	66,979,099
Kommunalbanken
(g)	4.875%, 12/10/12	8,965	15,627,199

TOTAL NORWAY			82,606,298

SPAIN — (1.0%)
Instituto de Credito Oficial
(g)	4.500%, 03/07/13	15,640	26,876,221
(u)	3.250%, 05/14/13	15,600	16,005,085

TOTAL SPAIN			42,881,306

SUPRANATIONAL ORGANIZATION OBLIGATIONS — (9.7%)
African Development Bank
(u)	3.000%, 05/27/14	90,100	91,644,494
Asian Development Bank
(u)	2.750%, 05/21/14	20,500	20,746,184
Council of Europe Development Bank
(g)	4.625%, 03/07/12	12,800	22,231,679
(u)	4.500%, 06/30/14	14,400	15,455,261
(u)	4.500%, 06/30/14	50,000	53,664,100

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

		Face Amount^	Value†

		(000)

	SUPRANATIONAL ORGANIZATION OBLIGATIONS — (Continued)
	Eurofima
(u)	4.250%, 09/05/13	40,100	$42,676,746
(u)	4.250%, 02/04/14	42,860	45,478,446
	European Investment Bank
(u)	3.000%, 04/08/14	10,500	10,732,386
(g)	6.250%, 04/15/14	12,500	23,153,225
#(u)	3.125%, 06/04/14	50,000	51,259,500
	Inter-American Development Bank
(u)	3.000%, 04/22/14	13,463	13,728,867
	Nordic Investment Bank
(u)	2.625%, 10/06/14	10,000	9,999,000

	TOTAL SUPRANATIONAL ORGANIZATION OBLIGATIONS		400,769,888

	SWEDEN — (0.9%)
	Svensk Exportkredit AB
(u)	3.250%, 09/16/14	35,810	36,213,364

	UNITED KINGDOM — (7.7%)
	Barclays Bank P.L.C.
(u)	5.200%, 07/10/14	35,800	38,174,363
	BP Capital Markets P.L.C.
(u)	5.250%, 11/07/13	77,000	84,981,204
	Lloyds TSB Bank P.L.C.
	2.750%, 03/16/12	27,400	45,572,136
	Network Rail Infrastructure Finance P.L.C.
	4.875%, 03/07/12	18,888	32,841,426
(u)	3.500%, 06/17/13	24,000	24,980,472
	United Kingdom Gilt
	5.250%, 06/07/12	47,000	83,802,250
	5.000%, 09/07/14	4,000	7,235,571

	TOTAL UNITED KINGDOM		317,587,422

	UNITED STATES — (12.6%)
	3M Co.
	4.375%, 08/15/13	$19,600	21,183,190
	Bank of America Corp.
	4.900%, 05/01/13	54,265	56,502,292
	Bank of New York Mellon Corp.
	4.500%, 04/01/13	10,000	10,605,800
	4.300%, 05/15/14	65,000	68,504,020
	General Electric Capital Corp.
(j)	1.450%, 11/10/11	5,140,000	56,652,833

	Face Amount	Value†
	(000)

UNITED STATES — (Continued)
4.800%, 05/01/13	$34,800	$36,576,296
JPMorgan Chase & Co.
4.750%, 05/01/13	15,000	15,898,575
Mellon Funding Corp.
5.200%, 05/15/14	11,760	12,787,448
Merck & Co., Inc.
4.375%, 02/15/13	30,506	31,875,811
Microsoft Corp.
2.950%, 06/01/14	22,300	22,624,666
Toyota Motor Credit Corp.
(j) 1.300%, 03/16/12	5,550,000	62,103,091
Wal-Mart Stores, Inc.
4.250%, 04/15/13	18,500	19,731,212
7.250%, 06/01/13	47,800	55,812,523
3.200%, 05/15/14	5,000	5,123,635
Wells Fargo Bank & Co.
5.250%, 10/23/12	42,700	45,679,649

TOTAL UNITED STATES		521,661,041

TOTAL BONDS		2,220,887,311

AGENCY OBLIGATIONS — (22.9%)
Federal Farm Credit Bank
# 4.250%, 07/08/13	50,000	53,960,200
# 2.625%, 04/17/14	50,000	50,244,250
# 3.000%, 09/22/14	45,000	45,967,680
Federal Home Loan Bank
# 5.750%, 05/15/12	50,000	55,487,200
# 3.625%, 05/29/13	37,500	39,713,625
# 5.500%, 08/13/14	112,000	127,317,344
Federal Home Loan Mortgage Corporation
# 4.750%, 03/05/12	100,000	108,275,400
# 3.000%, 07/28/14	112,000	114,528,736
Federal National Mortgage Association
# 5.000%, 02/16/12	50,000	54,198,250
# 6.125%, 03/15/12	50,000	55,667,450
# 4.875%, 05/18/12	100,000	108,707,500
# 3.000%, 09/16/14	118,000	120,358,466
# 4.625%, 10/15/14	15,000	16,403,190

TOTAL AGENCY OBLIGATIONS		950,829,291

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $34,615,000 FHLMC 4.50%, 05/01/23, valued at $29,372,432) to be repurchased at $28,937,458	$28,937	28,937,000

		Shares	Value†
SECURITIES LENDING COLLATERAL — (22.8%)
§@	DFA Short Term Investment Fund LP	943,857,350	$943,857,350

TOTAL INVESTMENTS — (100.0%) (Cost $3,961,944,892)			$4,144,510,952

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Bonds
Australia	—	$84,563,721	—	$84,563,721
Austria	—	94,275,734	—	94,275,734
Belgium	—	91,238,500	—	91,238,500
Canada	—	91,022,351	—	91,022,351
France	—	106,116,186	—	106,116,186
Germany	—	212,030,251	—	212,030,251
Netherlands	—	139,921,249	—	139,921,249
Norway	—	82,606,298	—	82,606,298
Spain	—	42,881,306	—	42,881,306
Supranational Organization Obligations	—	400,769,888	—	400,769,888
Sweden	—	36,213,364	—	36,213,364
United Kingdom	—	317,587,422	—	317,587,422
United States	—	521,661,041	—	521,661,041
Agency Obligations
United States	—	950,829,291	—	950,829,291
Temporary Cash Investments	—	28,937,000	—	28,937,000
Securities Lending Collateral	—	943,857,350	—	943,857,350
Other Financial Instruments**	—	(5,596,063)	—	(5,596,063)

TOTAL	—	$4,138,914,889	—	$4,138,914,889

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (66.0%)
Federal Farm Credit Bank
4.800%, 05/24/11	$3,300	$3,503,999
6.300%, 06/06/11	2,800	3,041,920
4.250%, 07/11/11	13,600	14,362,062
4.350%, 11/02/11	8,000	8,507,328
4.200%, 11/07/11	6,650	7,053,675
4.300%, 11/23/11	5,500	5,849,228
6.260%, 12/02/11	2,000	2,208,306
4.950%, 12/22/11	9,000	9,707,220
5.230%, 02/14/12	12,000	13,055,964
4.500%, 03/14/12	8,500	9,120,934
4.625%, 03/16/12	7,000	7,532,343
5.000%, 06/01/12	4,295	4,677,075
4.480%, 08/24/12	12,000	12,949,968
6.280%, 11/26/12	3,000	3,407,448
4.400%, 01/03/13	11,000	11,890,395
4.150%, 05/15/13	10,000	10,754,950
5.580%, 07/03/13	23,000	25,898,046
3.880%, 07/08/13	7,000	7,460,362
4.920%, 08/26/13	4,125	4,552,985
4.710%, 10/18/13	7,000	7,676,088
4.900%, 01/16/14	5,700	6,241,768
5.300%, 02/18/14	12,000	13,439,520
5.250%, 06/05/14	14,400	16,096,694
4.375%, 06/30/14	3,915	4,225,961
3.000%, 09/22/14	7,000	7,150,528
8.160%, 09/30/14	3,615	4,516,635
4.700%, 12/10/14	4,000	4,359,968
4.550%, 02/03/15	4,500	4,868,874
4.375%, 02/17/15	14,300	15,346,760
6.030%, 03/21/16	4,700	5,428,495
5.050%, 03/08/17	10,000	10,782,700
5.625%, 08/18/17	4,000	4,506,620
5.100%, 09/03/19	9,000	9,630,018
5.320%, 09/03/19	21,300	22,845,720
5.150%, 11/15/19	11,200	12,005,347
4.670%, 05/07/20	5,600	5,782,963
5.350%, 08/07/20	6,700	7,306,169
5.250%, 03/02/21	6,100	6,433,786
5.220%, 02/22/22	5,000	5,224,285
5.210%, 12/19/22	21,200	22,736,449
Federal Home Loan Bank
7.200%, 06/14/11	3,000	3,308,493
5.750%, 08/15/11	12,000	13,009,992
5.000%, 10/13/11	25,000	26,959,850
5.625%, 11/15/11	5,000	5,465,830
5.625%, 02/15/12	6,100	6,711,464

	Face Amount	Value†

	(000)
5.750%, 05/15/12	$8,300	$9,210,875
4.625%, 08/15/12	15,175	16,465,877
4.500%, 11/15/12	18,000	19,517,292
5.126%, 02/28/13	5,615	6,217,810
3.875%, 06/14/13	12,600	13,451,445
5.375%, 06/14/13	52,400	58,556,738
4.500%, 09/16/13	11,000	11,993,883
6.395%, 06/03/14	5,200	6,104,748
5.250%, 06/18/14	50,300	56,575,881
6.700%, 06/25/14	12,500	14,853,625
5.500%, 08/13/14	35,500	40,355,051
4.500%, 11/14/14	4,000	4,364,456
4.875%, 03/11/16	13,600	14,799,996
5.375%, 05/18/16	6,000	6,766,230
5.375%, 09/09/16	6,000	6,609,708
4.875%, 05/17/17	10,500	11,437,009
5.000%, 11/17/17	31,000	33,890,285
4.625%, 09/11/20	11,200	11,527,006
5.000%, 03/12/21	5,200	5,503,623
5.000%, 12/10/21	39,500	43,175,198
5.750%, 06/10/22	19,500	22,003,040
4.750%, 03/10/23	22,200	22,767,232
Tennessee Valley Authority
6.790%, 05/23/12	37,600	42,481,946
6.000%, 03/15/13	28,100	31,679,547
4.750%, 08/01/13	12,500	13,586,850
4.375%, 06/15/15	6,500	6,979,635
6.250%, 12/15/17	10,000	11,626,650
4.500%, 04/01/18	10,000	10,388,480

TOTAL AGENCY OBLIGATIONS		970,485,301

U.S. TREASURY OBLIGATIONS — (33.0%)
U.S. Treasury Bonds
11.250%, 02/15/15	19,000	27,319,929
10.625%, 08/15/15	11,000	15,752,341
9.875%, 11/15/15	11,600	16,272,619
9.250%, 02/15/16	9,000	12,386,952
7.250%, 05/15/16	6,000	7,565,628
7.500%, 11/15/16	17,800	22,882,737
9.000%, 11/15/18	12,200	17,584,202
8.125%, 08/15/19	3,800	5,278,436
8.750%, 08/15/20	12,700	18,522,163
8.125%, 05/15/21	27,100	38,299,915
7.250%, 08/15/22	21,000	28,169,526
6.250%, 08/15/23	21,000	26,043,276

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

U.S. Treasury Notes
4.875%, 02/15/12	$51,800	$56,239,415
4.375%, 08/15/12	54,700	59,349,500
4.000%, 11/15/12	9,700	10,451,750
3.875%, 02/15/13	27,600	29,620,403
3.625%, 05/15/13	7,700	8,210,726
4.250%, 08/15/13	30,100	32,801,957
4.000%, 02/15/14	10,500	11,358,868
4.250%, 08/15/14	15,500	16,939,810
4.250%, 11/15/14	7,500	8,189,062
4.875%, 08/15/16	8,200	9,207,706
3.000%, 09/30/16	7,000	7,018,592

TOTAL U.S. TREASURY OBLIGATIONS		485,465,513

	Face Amount	Value†

	(000)

TEMPORARY CASH INVESTMENTS — (1.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,455,000 FNMA 6.50%, 06/25/39, valued at $14,161,388) to be repurchased at $13,952,221	$13,952	$13,952,000

TOTAL INVESTMENTS — (100.0%) (Cost $1,366,863,221)		$1,469,902,814

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$970,485,301	—	$970,485,301
U.S. Treasury Obligations	—	485,465,513	—	485,465,513
Temporary Cash Investments	—	13,952,000	—	13,952,000

TOTAL	—	$1,469,902,814	—	$1,469,902,814

See accompanying Notes to Financial Statements.

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
AGENCY OBLIGATIONS — (6.7%)
Federal Farm Credit Bank
2.625%, 04/17/14	$5,000	$5,024,425
Federal Home Loan Bank
1.625%, 03/16/11	6,600	6,686,869
Federal Home Loan Mortgage Corporation
3.250%, 02/25/11	6,500	6,709,196
Federal National Mortgage Association
1.750%, 03/23/11	6,600	6,695,165

TOTAL AGENCY OBLIGATIONS		25,115,655

BONDS — (91.8%)
Abbott Laboratories
5.600%, 05/15/11	600	640,937
Aetna, Inc.
5.750%, 06/15/11	1,600	1,684,789
African Development Bank
1.875%, 01/23/12	1,000	1,010,670
3.000%, 05/27/14	4,000	4,068,568
Agence Francaise de Developpement
2.250%, 05/22/12	2,000	2,019,670
Alcoa, Inc.
6.000%, 01/15/12	1,000	1,055,160
5.375%, 01/15/13	470	488,245
Allied Waste North America, Inc.
6.375%, 04/15/11	1,100	1,161,310
Allstate Corp.
7.500%, 06/15/13	1,100	1,242,909
Allstate Corp.(The)
6.200%, 05/16/14	500	552,204
Altria Group, Inc.
7.750%, 02/06/14	1,600	1,825,781
American Express Credit Corp.
5.875%, 05/02/13	1,000	1,073,205
7.300%, 08/20/13	1,800	2,021,533
Anadarko Petroleum Corp.
5.000%, 10/01/12	600	624,235
7.625%, 03/15/14	500	572,099
Analog Devices, Inc.
5.000%, 07/01/14	1,500	1,576,764
Anheuser-Busch Cos., Inc.
6.000%, 04/15/11	300	315,638
Apache Corp.
6.000%, 09/15/13	1,100	1,224,926

	Face Amount	Value†

	(000)
Appalachian Power Co.
5.650%, 08/15/12	$600	$645,243
Archer-Daniels-Midland Co.
7.125%, 03/01/13	800	905,614
Arizona Public Service Co.
6.500%, 03/01/12	600	649,463
AT&T, Inc.
6.700%, 11/15/13	1,700	1,930,945
Atmos Energy Corp.
7.375%, 05/15/11	800	860,066
Australia & New Zealand Banking Group, Ltd.
5.125%, 11/14/11	2,400	2,544,415
Austria Government International Bond
5.500%, 02/22/12	3,020	3,253,050
AutoZone, Inc.
5.875%, 10/15/12	760	814,688
Avon Products, Inc.
5.125%, 01/15/11	1,100	1,137,497
Baker Hughes, Inc.
6.500%, 11/15/13	1,870	2,125,083
Bank of America Corp.
5.375%, 09/11/12	3,100	3,297,123
Bank of New York Mellon Corp.
4.950%, 11/01/12	2,500	2,708,400
4.300%, 05/15/14	2,000	2,107,816
Barclays Bank P.L.C.
5.450%, 09/12/12	2,700	2,922,278
Baxter International, Inc.
4.000%, 03/01/14	1,600	1,668,357
BB&T Corp.
3.850%, 07/27/12	500	516,863
5.700%, 04/30/14	1,000	1,082,044
Bear Stearns Cos. LLC
5.500%, 08/15/11	1,600	1,677,987
Belgium Government International Bond
4.250%, 09/03/13	1,000	1,066,914
BHP Billiton Finance, Ltd.
5.125%, 03/29/12	600	646,150
5.500%, 04/01/14	1,000	1,098,500
Black & Decker Corp.
7.125%, 06/01/11	1,430	1,534,719
Black Hills Corp.
6.500%, 05/15/13	1,500	1,582,430

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
Block Financial LLC
5.125%, 10/30/14	$1,000	$1,013,823
Boeing Capital Corp.
7.375%, 09/27/10	600	635,887
Boeing Co.
5.000%, 03/15/14	1,000	1,087,604
BP Capital Markets P.L.C.
3.125%, 03/10/12	3,500	3,618,797
3.750%, 06/17/13	2,500	2,608,375
5.250%, 11/07/13	1,000	1,103,652
Bristol-Myers Squibb Co.
5.250%, 08/15/13	600	653,552
Brown-Forman Corp.
5.000%, 02/01/14	1,510	1,611,372
Burlington Northern Santa Fe Corp.
5.900%, 07/01/12	1,100	1,201,078
Caisse d’Amortissement de la Dette Sociale
4.125%, 12/09/11	1,400	1,479,729
3.500%, 07/01/14	3,800	3,935,090
Campbell Soup Co.
4.875%, 10/01/13	2,050	2,227,618
Canadian National Railway Co.
4.400%, 03/15/13	600	634,774
Capital One Financial Corp.
7.375%, 05/23/14	1,500	1,702,476
Caterpillar Financial Services Corp.
6.200%, 09/30/13	1,576	1,756,194
CenterPoint Energy Resources Corp.
7.875%, 04/01/13	600	676,644
CIGNA Corp.
6.375%, 10/15/11	1,000	1,064,962
Cisco Systems, Inc.
5.250%, 02/22/11	1,100	1,159,805
Citigroup, Inc.
6.000%, 02/21/12	1,100	1,169,891
6.500%, 08/19/13	2,000	2,143,896
CNA Financial Corp.
6.000%, 08/15/11	1,000	1,022,197
Coca-Cola Co.
3.625%, 03/15/14	1,500	1,563,638
Coca-Cola Enterprises, Inc.
7.375%, 03/03/14	1,600	1,879,354
Comcast Cable Communications Holdings, Inc.
8.375%, 03/15/13	600	697,429

	Face Amount	Value†

	(000)
Comcast Corp.
5.300%, 01/15/14	$1,000	$1,066,464
Commonwealth Bank of Australia
4.750%, 01/27/11	1,800	1,854,580
2.500%, 12/10/12	1,400	1,429,613
ConAgra Foods, Inc.
6.750%, 09/15/11	800	872,277
ConocoPhillips
4.750%, 02/01/14	1,600	1,717,934
Consolidated Edison Co. of New York, Inc.
3.850%, 06/15/13	600	617,557
Credit Suisse
5.000%, 05/15/13	1,100	1,174,172
Credit Suisse USA, Inc.
5.125%, 01/15/14	500	534,456
CSX Corp.
6.750%, 03/15/11	600	638,354
5.500%, 08/01/13	500	536,301
CVS Caremark Corp.
5.750%, 08/15/11	600	645,410
4.875%, 09/15/14	1,000	1,064,188
Dell, Inc.
4.700%, 04/15/13	600	638,446
5.625%, 04/15/14	500	552,281
Detroit Edison Co.
6.400%, 10/01/13	600	666,750
Deutsche Bank AG
4.875%, 05/20/13	1,100	1,174,936
3.875%, 08/18/14	500	509,377
Deutsche Telekom International Finance
5.250%, 07/22/13	1,500	1,604,754
Devon Energy Corp.
5.625%, 01/15/14	1,100	1,194,474
Diageo Capital P.L.C.
5.200%, 01/30/13	600	643,370
7.375%, 01/15/14	1,500	1,747,209
Dominion Resources, Inc.
5.000%, 03/15/13	600	633,395
Dover Corp.
6.500%, 02/15/11	1,100	1,173,220
Dow Chemical Co.
6.000%, 10/01/12	1,500	1,602,982
DTE Energy Co.
7.625%, 05/15/14	1,000	1,103,565
Duke Energy Corp.
3.950%, 09/15/14	570	580,364

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)
Duke Energy Ohio, Inc.
5.700%, 09/15/12	$450	$492,682
E.I. Du Pont de Nemours & Co.
4.750%, 11/15/12	1,000	1,071,249
5.875%, 01/15/14	600	667,774
Eaton Corp.
5.950%, 03/20/14	600	659,415
Eksportfinans
5.000%, 02/14/12	1,900	2,037,203
Eli Lilly & Co.
3.550%, 03/06/12	600	628,208
4.200%, 03/06/14	1,000	1,061,272
Emerson Electric Co.
5.625%, 11/15/13	480	531,532
Enbridge Energy Partners LP
4.750%, 06/01/13	800	816,064
EnCana Holdings Finance Corp.
5.800%, 05/01/14	1,500	1,635,798
Enterprise Products Operating LLC
7.625%, 02/15/12	1,500	1,658,698
9.750%, 01/31/14	600	723,859
Export Development Canada
2.375%, 03/19/12	1,000	1,024,320
Express Scripts, Inc.
5.250%, 06/15/12	1,500	1,597,902
FirstEnergy Corp.
6.450%, 11/15/11	49	52,959
Fortune Brands, Inc.
4.875%, 12/01/13	600	604,052
FPL Group Capital, Inc.
5.625%, 09/01/11	800	859,908
General Dynamics Corp.
5.250%, 02/01/14	1,100	1,202,883
General Electric Capital Corp.
5.875%, 02/15/12	600	646,933
4.800%, 05/01/13	1,000	1,051,043
General Mills, Inc.
6.000%, 02/15/12	600	652,931
GlaxoSmithKline Capital, Inc.
4.850%, 05/15/13	2,100	2,264,690
Goldman Sachs Group, Inc.
4.750%, 07/15/13	1,600	1,680,534
6.000%, 05/01/14	1,200	1,319,238
Halliburton Co.
5.500%, 10/15/10	600	626,059
Hess Corp.
7.000%, 02/15/14	1,100	1,238,230

	Face Amount	Value†

	(000)
Hewlett-Packard Co.
6.125%, 03/01/14	$2,100	$2,362,410
Home Depot, Inc.
5.200%, 03/01/11	1,100	1,149,118
Honeywell International, Inc.
3.875%, 02/15/14	2,100	2,191,266
Husky Energy, Inc.
5.900%, 06/15/14	1,500	1,629,513
Hydro-Quebec
6.300%, 05/11/11	800	864,398
ICI Wilmington, Inc.
5.625%, 12/01/13	1,000	1,030,538
Instituto de Credito Oficial
5.375%, 07/02/12	8,500	9,266,981
International Business Machines Corp.
6.500%, 10/15/13	1,500	1,716,016
John Deere Capital Corp.
7.000%, 03/15/12	1,600	1,789,021
Johnson Controls, Inc.
4.875%, 09/15/13	1,000	1,022,991
JPMorgan Chase & Co.
5.375%, 10/01/12	800	873,936
4.650%, 06/01/14	500	527,435
Kansas City Power & Light Co.
6.500%, 11/15/11	800	862,947
Kellogg Co.
6.600%, 04/01/11	600	645,326
Kerr-McGee Corp.
6.875%, 09/15/11	400	432,974
Kinder Morgan Energy Partners LP
7.125%, 03/15/12	500	545,425
5.850%, 09/15/12	600	646,635
Kohl’s Corp.
7.375%, 10/15/11	600	659,155
Kommunalbanken AS
5.125%, 05/30/12	1,500	1,613,691
Kommuninvest I Sverige
5.375%, 07/03/12	5,600	6,107,080
Koninklijke Philips Electronics NV
7.250%, 08/15/13	1,500	1,711,214
Kraft Foods, Inc.
6.250%, 06/01/12	2,100	2,280,453
Kreditanstalt fuer Wiederaufbau
3.250%, 10/14/11	1,900	1,970,710
4.750%, 05/15/14	1,000	1,085,473
Kroger Co.
6.800%, 04/01/11	600	639,222

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Lafarge SA
6.150%, 07/15/11	$800	$837,002
Landeskreditbank Baden-Wuerttemberg Foerderbank
4.875%, 01/13/12	1,000	1,068,198
2.000%, 10/01/12	6,800	6,792,649
Landwirtschaftliche Rentenbank
1.875%, 09/24/12	4,000	4,012,872
4.125%, 07/15/13	1,800	1,918,447
Lowe’s Cos., Inc.
8.250%, 06/01/10	600	626,616
Marathon Oil Corp.
6.125%, 03/15/12	500	540,570
6.500%, 02/15/14	1,100	1,223,583
Marriott International, Inc.
4.625%, 06/15/12	1,100	1,109,438
Marsh & McLennan Cos., Inc.
6.250%, 03/15/12	600	620,038
McDonald’s Corp.
4.300%, 03/01/13	600	637,049
McKesson Corp.
6.500%, 02/15/14	1,600	1,759,778
Medtronic, Inc.
4.500%, 03/15/14	1,100	1,176,748
MetLife, Inc.
5.375%, 12/15/12	600	645,661
Molson Coors Capital Finance
4.850%, 09/22/10	1,275	1,318,370
Monsanto Co.
7.375%, 08/15/12	700	803,729
Morgan Stanley
5.250%, 11/02/12	2,000	2,132,846
5.300%, 03/01/13	1,100	1,163,552
National Rural Utilities Cooperative Finance Corp.
7.250%, 03/01/12	1,600	1,777,846
Network Rail Infrastructure Finance P.L.C.
2.000%, 01/17/12	2,600	2,630,053
Newell Rubbermaid, Inc.
4.000%, 05/01/10	170	171,679
Nisource Finance Corp.
6.150%, 03/01/13	1,000	1,055,831
Nordstrom, Inc.
6.750%, 06/01/14	1,000	1,114,334
Norfolk Southern Corp.
8.625%, 05/15/10	600	625,347

	Face Amount	Value†

	(000)

Northern States Power Co.
8.000%, 08/28/12	$800	$928,318
Northern Trust Corp.
5.500%, 08/15/13	2,000	2,198,796
Northrop Grumman Corp.
3.700%, 08/01/14	1,500	1,523,952
Northrop Grumman Systems Corp.
7.125%, 02/15/11	800	855,221
Occidental Petroleum Corp.
7.000%, 11/01/13	1,600	1,855,416
Oesterreichischen Kontrollbank AG
3.125%, 10/14/11	1,900	1,953,947
4.750%, 11/08/11	1,800	1,916,167
4.750%, 10/16/12	3,800	4,108,096
ONEOK Partners LP
5.900%, 04/01/12	600	631,399
Ontario Electricity Financial Corp.
7.450%, 03/31/13	1,000	1,138,169
Ontario, Province of
4.100%, 06/16/14	7,900	8,352,559
Oracle Corp.
4.950%, 04/15/13	1,100	1,191,159
3.750%, 07/08/14	1,000	1,039,569
PACCAR, Inc.
6.875%, 02/15/14	1,500	1,712,982
Pacific Gas & Electric Co.
4.800%, 03/01/14	600	638,737
Packaging Corp. of America
5.750%, 08/01/13	800	829,146
Panhandle Eastern Pipeline Co.
6.050%, 08/15/13	600	639,702
Pepco Holdings, Inc.
6.450%, 08/15/12	1,100	1,181,869
PepsiAmericas, Inc.
4.375%, 02/15/14	1,100	1,154,022
PepsiCo, Inc.
3.750%, 03/01/14	1,500	1,562,596
Philip Morris International, Inc.
4.875%, 05/16/13	1,100	1,170,235
Pitney Bowes, Inc.
4.625%, 10/01/12	800	858,202
Plains All American Pipeline LP
4.250%, 09/01/12	1,500	1,541,307
PNC Funding Corp.
5.125%, 12/14/10	600	619,838
5.400%, 06/10/14	500	541,213

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

Potash Corp. of Saskatchewan, Inc.
7.750%, 05/31/11	$600	$657,143
PPL Energy Supply LLC
6.300%, 07/15/13	600	648,255
Praxair, Inc.
6.375%, 04/01/12	1,200	1,326,646
Principal Financial Group, Inc.
7.875%, 05/15/14	760	852,313
Progress Energy, Inc.
7.100%, 03/01/11	600	636,931
Prudential Financial, Inc.
5.100%, 09/20/14	1,500	1,545,344
PSEG Power LLC
5.000%, 04/01/14	1,000	1,048,707
Rabobank Nederland
4.200%, 05/13/14	6,000	6,256,248
Reynolds American, Inc.
6.500%, 07/15/10	600	616,129
7.250%, 06/01/13	1,000	1,090,254
Royal Bank of Canada
5.650%, 07/20/11	2,200	2,363,286
Ryder System, Inc.
5.000%, 06/15/12	900	924,113
6.000%, 03/01/13	600	632,474
Safeway, Inc.
4.950%, 08/16/10	600	618,641
5.800%, 08/15/12	500	546,807
5.625%, 08/15/14	1,000	1,088,434
Sara Lee Corp.
6.250%, 09/15/11	1,100	1,187,447
Smith International, Inc.
8.625%, 03/15/14	1,000	1,147,199
Southern California Edison Co.
5.750%, 03/15/14	800	891,441
Southern Co.
5.300%, 01/15/12	1,600	1,716,120
Southwest Airlines Co.
5.250%, 10/01/14	2,000	2,015,372
Spectra Energy Capital LLC
5.668%, 08/15/14	1,500	1,596,045
St. Jude Medical, Inc.
3.750%, 07/15/14	2,000	2,037,064
State Street Corp.
4.300%, 05/30/14	1,500	1,576,804
SunTrust Banks, Inc.
5.250%, 11/05/12	1,100	1,150,902
Svensk Exportkredit AB
4.875%, 09/29/11	1,000	1,065,380

	Face Amount	Value†

	(000)

Tampa Electric Co.
6.375%, 08/15/12	$600	$649,262
Target Corp.
6.350%, 01/15/11	600	635,190
5.875%, 03/01/12	1,000	1,089,372
Time Warner Cable, Inc.
5.400%, 07/02/12	800	854,436
6.200%, 07/01/13	800	876,430
Total Capital SA
5.000%, 05/22/12	2,900	3,120,191
Toyota Motor Credit Corp.
4.250%, 06/27/11	2,500	2,591,455
TransCanada Pipelines, Ltd.
4.000%, 06/15/13	800	815,925
Transocean, Inc.
5.250%, 03/15/13	595	632,821
Unilever Capital Corp.
3.650%, 02/15/14	1,650	1,712,306
Union Pacific Corp.
6.650%, 01/15/11	1,100	1,160,965
United Technologies Corp.
6.100%, 05/15/12	1,600	1,765,568
UnitedHealth Group, Inc.
5.250%, 03/15/11	1,100	1,148,226
Valero Energy Corp.
6.875%, 04/15/12	1,600	1,743,286
Veolia Environnement
5.250%, 06/03/13	800	851,553
Verizon Communications, Inc.
4.350%, 02/15/13	600	632,038
5.250%, 04/15/13	1,500	1,628,220
Wal-Mart Stores, Inc.
5.000%, 04/05/12	3,300	3,564,591
7.250%, 06/01/13	1,000	1,167,626
3.200%, 05/15/14	3,000	3,074,181
Walt Disney Co.
4.700%, 12/01/12	500	539,968
4.500%, 12/15/13	1,100	1,179,237
Waste Management, Inc.
6.375%, 11/15/12	655	717,535
5.000%, 03/15/14	258	268,855
Weatherford International, Ltd.
4.950%, 10/15/13	1,045	1,097,081
Wellpoint Health Networks, Inc.
6.375%, 01/15/12	600	645,484
Wells Fargo Bank & Co.
5.250%, 10/23/12	2,600	2,781,431
Western Union Co.
6.500%, 02/26/14	600	678,592

DFA SHORT-TERM EXTENDED QUALITY PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

WR Berkley Corp.
5.875%, 02/15/13	$1,000	$994,514
XTO Energy, Inc.
5.900%, 08/01/12	1,500	1,618,857
5.750%, 12/15/13	600	652,721
Yum! Brands, Inc.
8.875%, 04/15/11	820	893,512

TOTAL BONDS		345,909,699

	Face Amount	Value†

	(000)

TEMPORARY CASH INVESTMENTS — (1.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $10,215,000 FNMA 4.381%(r), 10/01/35, valued at $5,723,998) to be repurchased at $5,637,089	$5,637	$5,637,000

TOTAL INVESTMENTS — (100.0%) (Cost $365,573,230)		$376,662,354

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$25,115,655	—	$25,115,655
Bonds	—	345,909,699	—	345,909,699
Temporary Cash Investments	—	5,637,000	—	5,637,000

TOTAL	—	$376,662,354	—	$376,662,354

See accompanying Notes to Financial Statements.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
U.S. TREASURY OBLIGATIONS — (99.3%)
U.S. Treasury Inflation Notes
1.875%, 07/15/13	$10,700	$13,161,612
2.000%, 01/15/14	44,800	54,927,184
2.000%, 07/15/14	49,700	60,015,702
1.625%, 01/15/15	53,100	62,052,025
1.875%, 07/15/15	55,300	64,320,694
2.000%, 01/15/16	50,550	57,813,690
2.500%, 07/15/16	48,500	56,316,925
2.375%, 01/15/17	49,900	57,582,741
2.625%, 07/15/17	42,100	48,236,964
1.625%, 01/15/18	38,700	40,836,576
1.375%, 07/15/18	32,300	32,468,489
2.125%, 01/15/19	31,900	34,130,585
1.875%, 07/15/19	20,400	21,539,670
2.375%, 01/15/25	27,500	33,463,688
2.000%, 01/15/26	22,400	24,572,204
2.375%, 01/15/27	18,300	20,709,036
1.750%, 01/15/28	22,200	22,014,229
3.625%, 04/15/28	11,200	18,529,037
2.500%, 01/15/29	11,300	12,222,364
3.875%, 04/15/29	16,400	27,746,673

TOTAL U.S. TREASURY OBLIGATIONS		762,660,088

TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $5,005,000 FNMA 6.50%, 06/25/39, valued at $5,267,763) to be repurchased at $5,189,082	5,189	5,189,000

TOTAL INVESTMENTS — (100.0%) (Cost $737,599,192)		$767,849,088

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	—	$762,660,088	—	$762,660,088
Temporary Cash Investments	—	5,189,000	—	5,189,000

TOTAL	—	$767,849,088	—	$767,849,088

See accompanying Notes to Financial Statements.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)
MUNICIPAL BONDS — (97.3%)
ARIZONA — (3.8%)
Arizona State Transportation Board (RB)
5.000%, 07/01/13	$8,000	$8,974,720
City of Phoenix (GO) Series A
5.000%, 07/01/14	7,975	8,999,788
Maricopa County Unified School District (GO)
7.400%, 07/01/10	3,485	3,646,878
Maricopa County Unified School District (GO) (FSA)
5.000%, 07/01/13	6,800	7,595,056
Salt River Project Agricultural Improvement & Power District (RB) Series A
5.000%, 01/01/14	7,000	7,801,150
Scottsdale Municipal Property Corp. (RB)
5.000%, 07/01/13	3,070	3,409,327
Town of Gilbert (GO)
5.000%, 07/01/14	3,600	4,069,440

TOTAL ARIZONA		44,496,359

CALIFORNIA — (2.6%)
California State (GO)
5.250%, 11/01/09	7,695	7,695,000
California State Department of Water Resources Power Supply (RB) (ETM) Series A
5.125%, 05/01/12	1,900	2,110,938
California State Economic Recovery (GO) Series A
5.000%, 01/01/11	9,100	9,509,409
California State Economic Recovery (GO) Series A (MBIA)
5.000%, 07/01/12	8,400	9,092,244
Los Angeles Unified School District (GO) Series E (AMBAC)
5.750%, 07/01/12	2,000	2,222,880

TOTAL CALIFORNIA		30,630,471

COLORADO — (0.8%)
Arapahoe County School District (GO) (FSA)
5.000%, 12/15/10	9,000	9,448,200

	Face Amount	Value†

	(000)

CONNECTICUT — (2.8%)
Connecticut State (GO)
5.000%, 03/15/12	$5,000	$5,461,100
Connecticut State (GO) Series A
5.000%, 03/01/13	3,855	4,296,282
5.000%, 04/15/13	4,000	4,471,480
Connecticut State (GO) Series B
5.000%, 12/01/13	5,000	5,674,350
Connecticut State (GO) Series C
5.000%, 12/15/09	4,000	4,021,360
Connecticut State (GO) Series E
5.500%, 11/15/12	3,300	3,724,215
Connecticut State Health & Educational Facility Authority (GO) Series B (MBIA)
5.000%, 12/01/12	4,000	4,460,080

TOTAL CONNECTICUT		32,108,867

DELAWARE — (2.2%)
Delaware State (GO)
5.000%, 08/01/12	11,370	12,580,450
Delaware State (GO) Series B
5.000%, 02/01/11	7,470	7,873,007
5.000%, 02/01/12	5,000	5,451,500

TOTAL DELAWARE		25,904,957

FLORIDA — (4.7%)
Broward County (GO)
5.000%, 01/01/14	5,000	5,642,450
City of Gainesville (RB) Series C
5.000%, 10/01/10	2,265	2,358,092
Florida State Board of Education (GO) Series 2006C
5.000%, 06/01/12	2,935	3,190,374
Florida State Board of Education (GO) Series B
5.250%, 06/01/13	3,700	4,133,196
Florida State Board of Education (GO) Series D
5.000%, 06/01/13	13,085	14,504,330
Florida State Board of Education (GO) Series H
5.250%, 06/01/12	4,650	5,083,845

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

FLORIDA — (Continued)
Florida State Department of Environmental Protection Preservation (RB) Series A (MBIA)
5.000%, 07/01/11	$5,330	$5,629,813
5.000%, 07/01/11	5,130	5,418,563
Florida State Department of Environmental Protection Preservation (RB) Series B (MBIA)
5.000%, 07/01/11	5,800	6,145,912
Johns River Power Park System (RB) Series 21
5.000%, 10/01/11	2,325	2,494,376

TOTAL FLORIDA		54,600,951

GEORGIA — (6.2%)
De Kalb County School District (GO)
5.000%, 02/01/12	21,330	23,201,494
Georgia State (GO) Series C
5.500%, 07/01/12	8,400	9,379,608
Georgia State (GO) Series D
5.800%, 11/01/09	2,010	2,010,000
5.000%, 08/01/12	7,100	7,855,866
Georgia State (GO) Series G
5.000%, 10/01/12	8,000	8,897,840
Henry County School District (GO) Series A
5.000%, 04/01/13	14,000	15,636,880
Private Colleges & Universities Authority (RB) Series A
4.750%, 09/01/12	4,450	4,883,519

TOTAL GEORGIA		71,865,207

HAWAII — (2.0%)
City & County of Honolulu (GO) (ETM) Series A (MBIA)
5.000%, 03/01/10	1,255	1,274,139
City & County of Honolulu (GO) Series A (MBIA)
5.000%, 03/01/10	745	756,339
City & County of Honolulu (GO) Series C (MBIA)
5.000%, 07/01/12	5,000	5,484,500

	Face Amount	Value†

	(000)

HAWAII — (Continued)
Hawaii State (GO) Series CY (FSA)
5.750%, 02/01/13	$4,750	$5,392,770
Hawaii State (GO) Series DE
5.000%, 10/01/12	3,340	3,699,618
Hawaii State (GO) Series DG (AMBAC)
5.000%, 07/01/13	6,000	6,719,700

TOTAL HAWAII		23,327,066

ILLINOIS — (1.9%)
Chicago Park District (GO) Series A (FGIC)
5.250%, 01/01/13	4,935	5,523,153
City of Chicago (GO) Series A (FSA)
5.000%, 01/01/13	8,150	8,957,584
Cook County (GO) Series D (AMBAC)
5.250%, 11/15/12	2,000	2,210,720
Illinois State (GO) First Series (MBIA)
5.125%, 10/01/11	5,300	5,677,678

TOTAL ILLINOIS		22,369,135

KANSAS — (0.5%)
Johnson County Unified School District (GO) Series A (MBIA)
5.000%, 10/01/11	5,770	6,220,002

KENTUCKY — (1.3%)
Kentucky Asset Liability Commission (RB) First Series (MBIA)
5.000%, 09/01/11	14,300	15,221,492

MARYLAND — (3.6%)
Baltimore County (GO)
5.000%, 02/01/12	1,700	1,851,929
5.000%, 02/01/14	4,750	5,370,018
Maryland State (GO)
5.250%, 02/15/12	5,000	5,489,800
5.500%, 08/01/13	6,000	6,888,840
Maryland State (GO) Series B
5.000%, 02/15/13	14,000	15,653,260

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

MARYLAND — (Continued)
Montgomery County (GO) Series A
5.000%, 08/01/12	$5,990	$6,629,432

TOTAL MARYLAND		41,883,279

MASSACHUSETTS — (2.6%)
City of Boston (GO) Series A
5.000%, 04/01/14	4,650	5,267,288
Commonwealth of Massachusetts (GO) Series D
5.500%, 11/01/13	7,550	8,646,411
Commonwealth of Massachusetts (GO) Series D (NATL-RE)
5.500%, 11/01/12	910	1,022,358
Commonwealth of Massachusetts (RB) Series A
5.500%, 12/15/13	9,450	10,846,426
University of Massachusetts Building Authority (RB) Series 1
5.250%, 11/01/13	3,490	3,996,678

TOTAL MASSACHUSETTS		29,779,161

MICHIGAN — (3.4%)
Kent County (GO) Series A
5.000%, 11/01/09	7,235	7,235,000
Michigan Municipal Bond Authority (RB)
5.000%, 10/01/13	3,240	3,643,898
5.500%, 10/01/13	15,085	17,249,547
Michigan State (GO)
5.500%, 12/01/13	10,000	11,167,600

TOTAL MICHIGAN		39,296,045

MINNESOTA — (3.1%)
City of Minneapolis (GO)
5.000%, 12/01/10	6,840	7,173,382
City of Minneapolis (GO) Series A
3.000%, 12/01/12	5,200	5,496,296
Minnesota Public Facilities Authority (RB) Series B
5.000%, 03/01/14	5,800	6,573,952
Minnesota State (GO)
5.000%, 06/01/11	7,050	7,523,972
5.250%, 11/01/12	8,000	8,969,360

TOTAL MINNESOTA		35,736,962

	Face Amount	Value†

	(000)

MISSISSIPPI — (0.3%)
Mississippi State (GO) Series A
5.375%, 12/01/12	$3,350	$3,761,246

MISSOURI — (0.3%)
Missouri State (GO) Series A
5.000%, 10/01/13	2,600	2,948,374

NEVADA — (3.9%)
Clark County (GO) (AMBAC)
5.000%, 11/01/11	5,010	5,379,437
Clark County School District (GO) Series A (AMBAC)
4.500%, 06/15/11	11,000	11,580,140
Nevada State (GO)
5.000%, 06/01/13	12,990	14,318,487
5.000%, 12/01/13	1,400	1,559,488
Nevada State (GO) Series A
5.000%, 02/01/10	10,045	10,158,709
5.000%, 02/01/12	2,000	2,157,380

TOTAL NEVADA		45,153,641

NEW JERSEY — (2.8%)
Monmouth County (GO)
4.250%, 09/15/12	5,115	5,574,020
New Jersey State (GO)
5.000%, 04/01/13	3,900	4,340,817
New Jersey State (GO) (ETM)
5.250%, 08/01/12	8,400	9,338,784
New Jersey Transportation Trust Fund Authority (RB) Series B (FGIC)
5.250%, 12/15/09	6,130	6,163,776
New Jersey Transportation Trust Fund Authority (RB) Series B (FSA)
5.500%, 12/15/11	6,035	6,547,190

TOTAL NEW JERSEY		31,964,587

NEW MEXICO — (2.0%)
New Mexico State (GO)
5.000%, 03/01/12	10,260	11,188,325
New Mexico State Severance Tax (RB) (MBIA)
5.000%, 07/01/10	11,385	11,734,292

TOTAL NEW MEXICO		22,922,617

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

NEW YORK — (4.2%)
Nassau County Interim Finance Authority (RB) Series A (AMBAC)
5.000%, 11/15/09	$3,415	$3,419,952
New York City (GO) Series C
5.000%, 08/01/10	5,000	5,164,800
New York City (GO) Series G
5.000%, 08/01/10	5,040	5,206,118
New York City (GO) Series H
5.000%, 08/01/12	3,000	3,265,710
New York City (GO) Series J-1
5.000%, 08/01/10	11,180	11,548,493
New York State (GO) Series A
3.500%, 03/15/12	1,755	1,852,578
New York State Dormitory Authority (RB)
5.000%, 07/01/13	4,590	5,150,990
New York State Dormitory Authority (RB) Series C
5.000%, 03/15/14	7,500	8,349,225
New York State Tollway Authority (RB) (MBIA)
5.000%, 01/01/10	5,000	5,035,750

TOTAL NEW YORK		48,993,616

NORTH CAROLINA — (4.5%)
Guilford County (GO) Series C
5.000%, 10/01/12	8,040	8,942,329
Mecklenburg County
5.000%, 02/01/14	5,680	6,441,290
North Carolina State (GO) Series A
5.000%, 03/01/11	13,000	13,757,250
5.000%, 06/01/11	10,000	10,675,600
5.500%, 03/01/14	3,000	3,462,510
Wake County (GO)
4.500%, 03/01/13	7,800	8,596,146

TOTAL NORTH CAROLINA		51,875,125

OHIO — (4.5%)
Cincinnati City School District (GO) (FSA)
5.000%, 12/01/13	11,730	13,351,907
City of Columbus (GO) Series 2
5.000%, 07/01/13	3,000	3,370,080
5.000%, 07/01/14	4,605	5,229,622

	Face Amount	Value†

	(000)

OHIO — (Continued)
City of Columbus (GO) Series A
5.000%, 06/15/12	$3,875	$4,265,406
Ohio State (GO)
5.500%, 11/01/12	8,615	9,651,729
5.000%, 05/01/14	5,000	5,607,000
Ohio State (GO) Series E
5.000%, 09/15/11	10,470	11,239,336

TOTAL OHIO		52,715,080

OKLAHOMA — (0.6%)
Oklahoma Turnpike Authority (RB) Series A
5.000%, 01/01/10	7,160	7,213,772

PENNSYLVANIA — (2.6%)
Commonwealth of Pennsylvania (GO) First Series
5.000%, 08/01/11	13,000	13,935,220
Commonwealth of Pennsylvania (GO) First Series (MBIA)
5.000%, 01/01/10	3,500	3,525,935
5.250%, 02/01/13	5,755	6,444,967
Commonwealth of Pennsylvania (GO) First Series A
5.000%, 11/01/10	3,000	3,136,140
Commonwealth of Pennsylvania, (GO) Third Series
5.000%, 09/01/12	2,800	3,096,268

TOTAL PENNSYLVANIA		30,138,530

RHODE ISLAND — (0.9%)
Rhode Island State & Providence Plantations (GO) Series B
5.000%, 08/01/12	5,200	5,713,500
5.000%, 08/01/13	4,700	5,254,412

TOTAL RHODE ISLAND		10,967,912

SOUTH CAROLINA — (0.4%)
Beaufort County School District (GO) Series B (SCSDE)
5.000%, 03/01/14	2,795	3,155,527
Richland County School District No. 2 (GO) Series B (FGIC)
5.000%, 02/01/10	1,500	1,517,010

TOTAL SOUTH CAROLINA		4,672,537

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

TENNESSEE — (2.7%)
Hamilton County (GO)
5.000%, 03/01/11	$5,700	$6,021,081
5.000%, 03/01/12	5,095	5,554,722
Knox County (GO)
5.500%, 04/01/14	6,300	7,254,639
Shelby County (GO)
5.000%, 04/01/14	8,345	9,403,730
Tennessee State (GO) Series A
5.000%, 05/01/14	3,000	3,402,720

TOTAL TENNESSEE		31,636,892

TEXAS — (13.2%)
Arlington Independent School District (GO)
5.000%, 02/15/14	5,885	6,636,632
Austin Independent School District (GO) (PSF-GTD)
5.000%, 08/01/14	6,895	7,839,477
City of Dallas (GO)
4.750%, 02/15/10	11,675	11,820,587
5.000%, 02/15/14	8,770	9,843,974
5.000%, 02/15/14	4,585	5,146,479
City of Dallas (RB) (AMBAC)
5.000%, 10/01/12	13,985	15,456,921
5.000%, 10/01/13	7,605	8,553,039
City of San Antonio (RB) (NATL-RE FGIC)
5.000%, 05/15/12	7,000	7,651,840
City of San Antonio (RB) Series A
5.500%, 02/01/11	2,000	2,117,160
Dallas Area Rapid Transit (RB) (FGIC)
5.000%, 12/01/12	10,475	11,706,755
Fort Worth Independent School District (GO)
5.000%, 02/15/13	8,025	8,923,399
Katy Independent School District (GO) Series A
5.000%, 02/15/12	7,465	8,145,360
North Texas Municipal Water District (RB)
5.000%, 09/01/14	605	685,386
San Marcos Consolidated Independent School District (GO) (PSF-GTD)
5.250%, 08/01/14	3,195	3,685,880
5.500%, 08/01/14	4,200	4,892,748

	Face Amount	Value†

	(000)

TEXAS — (Continued)
Texas A&M University (RB) Series B
5.000%, 05/15/12	$3,975	$4,351,432
Texas Public Finance Authority (GO) Series A
5.000%, 10/01/12	1,500	1,662,420
Texas State (GO)
5.000%, 10/01/12	3,000	3,324,840
Texas State Transportation Commission (RB)
4.000%, 04/01/13	1,500	1,621,005
5.000%, 04/01/14	5,870	6,617,368
Travis County (GO)
5.000%, 03/01/12	3,375	3,672,202
University of Texas (RB) Series A
5.000%, 08/15/12	3,500	3,864,595
5.000%, 07/01/14	5,250	5,987,258
University of Texas (RB) Series B
5.250%, 08/15/12	2,730	3,033,003
5.250%, 08/15/13	3,850	4,367,979
University of Texas (RB) Series D
5.000%, 08/15/12	1,815	2,004,069

TOTAL TEXAS		153,611,808

UTAH — (2.0%)
Salt Lake County (GO)
5.000%, 06/15/12	10,060	11,081,794
Utah State (GO) Series A
5.000%, 07/01/12	6,440	7,099,714
Utah State (GO) Series B
4.000%, 07/01/13	4,700	5,121,919

TOTAL UTAH		23,303,427

VIRGINIA — (4.8%)
Fairfax County (GO) Series A
5.000%, 04/01/13	9,975	11,180,180
5.000%, 04/01/14	9,375	10,649,250
Loudoun County (GO) Series B
4.000%, 11/01/12	1,000	1,087,890
5.000%, 12/01/13	5,285	6,024,741
Virginia Commonwealth Transportation Board (RB)
5.000%, 10/01/11	1,940	2,092,057
5.000%, 09/27/12	4,040	4,477,007

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

VIRGINIA — (Continued)
Virginia State Public School Authority (RB) Series B
5.000%, 08/01/11	$9,595	$10,285,264
5.000%, 08/01/13	5,505	6,188,446
West Virginia State (GO) (NATL-RE FGIC)
5.000%, 06/01/12	3,300	3,614,358

TOTAL VIRGINIA		55,599,193

WASHINGTON — (3.6%)
City of Seattle (GO)
5.000%, 05/01/14	8,300	9,345,551
City of Seattle (RB) (FSA)
5.000%, 08/01/12	1,500	1,643,445
Grant County Public Utility District No. 2 Priest Rapids (RB) Series H (FSA)
5.000%, 01/01/10	2,000	2,014,760
Snohomish County Public Utility (RB) Series B
5.250%, 12/01/10	11,000	11,559,460
Washington State (GO) Series C
5.000%, 02/01/14	6,895	7,711,092
Washington State (GO) (FSA)
5.000%, 07/01/14	5,145	5,798,827
Washington State (GO) Series D
5.000%, 01/01/14	3,330	3,722,374

TOTAL WASHINGTON		41,795,509

	Face Amount	Value†

	(000)

WISCONSIN — (2.5%)
Wisconsin State (GO) Series 1 (MBIA)
5.500%, 05/01/11	$16,000	$17,107,840
Wisconsin State (GO) Series A
5.000%, 05/01/12	6,760	7,386,990
Wisconsin State (RB) Series B (AMBAC)
5.000%, 07/01/12	3,775	4,136,645

TOTAL WISCONSIN		28,631,475

TOTAL MUNICIPAL BONDS		1,130,793,495

	Shares
TEMPORARY CASH INVESTMENTS — (2.7%)
BlackRock Liquidity Funds MuniFund - Institutional Shares	31,145,864	31,145,864

TOTAL INVESTMENTS — (100.0%) (Cost $1,144,068,690)		$1,161,939,359

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$1,130,793,495	—	$1,130,793,495
Temporary Cash Investments	$31,145,864	—	—	31,145,864

TOTAL	$31,145,864	$1,130,793,495	—	$1,161,939,359

See accompanying Notes to Financial Statements.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†

	(000)

MUNICIPAL BONDS — (98.0%)
CALIFORNIA — (98.0%)
Anaheim Union High School District (GO) (FSA)
5.000%, 08/01/14	$800	$884,728
Anaheim Union High School District (GO) Series A (FSA)
5.000%, 08/01/12	1,275	1,412,572
Bay Area Toll Authority (RB) (FGIC)
5.125%, 04/01/11	1,535	1,632,258
Bay Area Toll Authority (RB) Series F
5.000%, 04/01/13	775	853,910
Berryessa Union School District (GO) Series B (FSA)
5.375%, 08/01/11	1,205	1,317,571
California Educational Facilities Authority (RB) Series A
5.000%, 04/01/13	2,250	2,526,637
California Educational Facilities Authority (RB) Series P
5.250%, 12/01/13	925	1,059,634
California Educational Facilities Authority (RB) Series T-4
5.000%, 03/15/14	3,390	3,818,937
California Infrastructure & Economic Development Bank (RB) (FSA)
5.250%, 07/01/13	2,000	2,276,700
California Infrastructure & Economic Development Bank (RB) Series A (AMBAC)
5.000%, 10/01/10	3,180	3,296,165
California State (GO)
5.000%, 02/01/10	1,500	1,512,390
5.000%, 03/01/10	3,000	3,033,330
5.250%, 09/01/10	550	566,098
5.000%, 10/01/10	2,000	2,059,580
4.000%, 02/01/11	1,000	1,029,620
5.250%, 03/01/11	800	838,328
5.000%, 04/01/11	3,000	3,142,290
5.000%, 06/01/11	500	526,490
5.000%, 10/01/11	2,215	2,355,520
5.000%, 04/01/12	1,500	1,604,160
5.000%, 02/01/14	770	831,508
5.000%, 03/01/14	800	865,088
5.000%, 03/01/14	2,850	3,081,876

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
5.000%, 04/01/14	$1,000	$1,082,410
5.000%, 04/01/14	555	600,738
5.000%, 05/01/14	700	758,723
5.000%, 08/01/14	1,480	1,609,855
California State (GO) Series A
5.250%, 07/01/14	425	473,900
California State Department of Transportation (RB) Series A (MBIA)
5.000%, 02/01/11	1,125	1,178,944
California State Department of Water Resources (RB)
5.500%, 12/01/13	1,075	1,235,153
California State Department of Water Resources (RB) Series A
5.500%, 05/01/10	500	512,210
5.250%, 05/01/12	2,000	2,177,100
California State Department of Water Resources (RB) Series A (FSA)
5.250%, 05/01/11	1,450	1,534,114
California State Department of Water Resources Power Supply (RB) (ETM) Series A
5.125%, 05/01/12	1,850	2,055,387
California State Department of Water Resources Power Supply (RB) Series A (MBIA)
5.000%, 05/01/11	1,000	1,054,330
California State Economic Recovery (GO) Series A
5.000%, 01/01/10	985	991,599
5.000%, 01/01/11	3,500	3,657,465
3.500%, 07/01/11	1,075	1,110,787
5.000%, 07/01/11	1,000	1,057,770
California State Economic Recovery (GO) Series A (MBIA)
5.000%, 07/01/11	800	846,216
5.000%, 07/01/12	2,475	2,678,965
5.250%, 07/01/13	3,810	4,216,184
California State University (RB) Series A
3.000%, 11/01/12	500	520,220
4.000%, 11/01/12	545	583,722
4.000%, 11/01/12	1,000	1,071,050

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Chabot-Las Positas Community College District (GO) (AMBAC)
5.000%, 08/01/11	$1,010	$1,080,478
Charter Oak Unified School District (GO) Series B (FSA)
5.000%, 07/01/13	2,805	3,168,135
Chino Basin Regional Financing Authority (RB)
5.900%, 08/01/11	810	875,262
City & County of San Francisco (GO) Series A (AMBAC)
5.000%, 06/15/12	1,600	1,744,720
City & County of San Francisco (GO) Series R-1 (FGIC)
5.000%, 06/15/12	3,855	4,219,298
City of Folsom (GO)
4.000%, 08/01/14	1,285	1,387,967
City of Los Angeles (GO) (MBIA)
4.000%, 09/01/10	1,000	1,028,690
City of Los Angeles (GO) Series A
2.500%, 09/01/13	2,500	2,559,700
City of Los Angeles (GO) Series A (MBIA)
5.000%, 09/01/12	1,165	1,280,405
City of Los Angeles (RB) Series A
4.000%, 06/01/12	815	854,446
5.000%, 06/01/13	1,300	1,412,788
5.000%, 06/01/14	2,000	2,255,440
City of Los Angeles (RB) Series C (NATL-RE)
5.375%, 06/01/13	600	676,158
East Bay Regional Park District (GO)
4.000%, 09/01/13	1,375	1,496,949
El Camino Community College District (GO) Series A (MBIA)
5.000%, 08/01/13	2,915	3,300,742
5.000%, 08/01/13	3,060	3,464,930
El Camino Community College District (GO) Series A (NATL-RE)
5.000%, 08/01/13	600	679,398
El Monte Union High School District (GO) Series A (FSA)
5.000%, 06/01/13	2,185	2,457,513
Escondido Union School District (GO) Series A
5.000%, 08/01/12	3,045	3,369,171

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Foothill-De Anza Community College District (GO) Series B
5.250%, 08/01/13	$2,000	$2,278,900
5.250%, 08/01/13	3,675	4,187,479
Fremont Union High School District (GO) (MBIA)
4.000%, 09/01/11	750	789,045
Fresno (RB) Series A-1 (AMBAC)
6.250%, 09/01/10	300	312,318
Hacienda La Puente Unified School District (GO) Series B
5.000%, 08/01/13	4,340	4,914,312
Industry Public Facilities Authority (TAN) (MBIA)
4.500%, 05/01/10	700	712,859
Long Beach Bond Finance Authority (TAN) (AMBAC)
5.375%, 08/01/12	1,585	1,762,916
Long Beach Unified School District (GO)
4.000%, 08/01/12	500	538,205
Long Beach Unified School District (GO) Series A
5.000%, 08/01/13	2,000	2,245,960
Los Angeles Community College District (GO) Series A (FSA)
5.250%, 08/01/14	4,000	4,573,480
Los Angeles Community College District (GO) Series F-1
3.250%, 08/01/14	850	887,621
Los Angeles Convention & Exhibit Center Authority (RB) Series A
6.125%, 08/15/11	1,500	1,596,480
Los Angeles County Capital Asset Leasing Corp. (RB) Series A (AMBAC)
4.000%, 12/01/09	520	521,342
Los Angeles County Metropolitan Transportation Authority (RB) (ETM) Series A (FSA)
5.000%, 07/01/11	2,500	2,708,150
Los Angeles County Metropolitan Transportation Authority (RB) Series A
4.000%, 07/01/11	750	784,875

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Los Angeles County Metropolitan Transportation Authority (RB) Series C (AMBAC)
6.000%, 07/01/11	$580	$626,464
Los Angeles County Public Works Financing Authority (RB) Series A (MBIA)
5.000%, 12/01/09	1,300	1,303,081
Los Angeles County Sanitation Districts Financing Authority (RB) Series A (FSA)
5.000%, 10/01/12	5,000	5,517,200
Los Angeles Department of Water & Power (RB) Series A-1 (MBIA)
5.000%, 07/01/11	460	490,102
Los Angeles Municipal Improvement Corp (RB) Series A (NATL-RE)
5.250%, 06/01/12	1,050	1,137,696
Los Angeles Unified School District (GO)
5.500%, 07/01/11	800	858,912
Los Angeles Unified School District (GO) (AMBAC)
5.000%, 07/01/11	175	186,452
Los Angeles Unified School District (GO) (MBIA)
5.500%, 07/01/12	800	883,952
Los Angeles Unified School District (GO) Series A (FGIC)
6.000%, 07/01/11	1,000	1,081,840
Los Angeles Unified School District (GO) Series A (MBIA)
5.250%, 07/01/12	3,600	3,954,420
Los Angeles Unified School District (GO) Series B
4.000%, 07/01/13	500	535,095
Los Angeles Wastewater System (RB) Series A
4.000%, 06/01/12	1,000	1,069,200
Metropolitan Water District of Southern California (GO) Series B
4.000%, 03/01/11	500	520,500

	Face Amount	Value†

	(000)

CALIFORNIA — (Continued)
Metropolitan Water District of Southern California (RB) Series B
3.750%, 07/01/11	$3,000	$3,142,440
Mountain View-Whisman School District (GO) Series D (MBIA)
5.000%, 06/01/12	1,480	1,644,532
Norwalk Redevelopment Agency (TAN) Series A (MBIA)
4.000%, 10/01/10	670	686,891
Orange County (RB) Series A (MBIA)
5.000%, 06/01/12	730	794,101
Oxnard School District (GO) (FSA)
5.000%, 08/01/12	610	670,061
Pasadena Unified School District (GO) (FSA)
5.000%, 11/01/12	2,000	2,206,520
Piedmont Unified School District (GO)
2.000%, 08/01/13	725	731,532
2.000%, 08/01/14	340	339,079
Sacramento Regional County Sanitation District (RB) (NATL-RE)
5.000%, 08/01/14	750	832,612
San Diego County Water Authority (NATL-RE FGIC) Series A
5.250%, 05/01/13	795	880,304
San Diego Public Facilities Financing Authority (RB) Series A
2.750%, 05/15/11	1,150	1,172,367
2.750%, 05/15/12	1,655	1,693,297
San Diego Public Facilities Financing Authority (RB) Series B
5.000%, 05/15/14	1,000	1,099,250
San Diego Unified School District (GO) Series F (FSA)
5.000%, 07/01/14	1,555	1,774,861
San Francisco Bay Area Transit Financing Authority (RB)
6.750%, 07/01/11	795	869,428
San Francisco City & County Public Utilities Commission (RB) Series A (FSA)
5.000%, 11/01/12	4,810	5,291,818

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)

CALIFORNIA — (Continued)
San Jose Unified School District (GO) (FGIC)
5.000%, 08/01/11	$1,300	$1,386,034
5.000%, 08/01/12	5,000	5,464,000
San Leandro Unified School District (GO) Series A (FSA)
6.000%, 08/01/10	615	640,522
San Mateo County Community College District (GO) Series A
4.500%, 09/01/13	2,000	2,214,320
Santa Clara County Financing Authority (RB) (AMBAC)
7.750%, 11/15/09	1,200	1,202,700
Santa Clara Unified School District (GO)
4.000%, 07/01/13	915	965,956
Sonoma County (RB) Series A (FGIC)
4.000%, 09/01/12	1,950	2,098,922
Southern California Public Power Authority (RB) Series A (AMBAC)
5.000%, 07/01/13	1,545	1,742,065
Southern Kern Unified School District (GO)
4.000%, 12/01/09	2,800	2,806,160
Southwestern Community College District (GO) Series B
5.250%, 08/01/12	750	822,915

	Face Amount	Value†
	(000)

CALIFORNIA — (Continued)
Torrance Unified School District (GO)
4.000%, 08/01/13	$830	$887,984
University of California (RB) Series A (AMBAC)
5.000%, 05/15/11	1,140	1,210,520
University of California (RB) Series E (MBIA)
5.000%, 05/15/13	1,560	1,730,009
University of California (RB) Series J (MBIA)
5.000%, 05/15/12	450	490,018
University of California (RB) Series K (MBIA)
5.000%, 05/15/12	500	544,465

TOTAL MUNICIPAL BONDS		203,858,961

	Shares

TEMPORARY CASH INVESTMENTS — (2.0%)
BlackRock Liquidity Funds California Money Fund - Institutional Shares	4,098,274	4,098,274

TOTAL INVESTMENTS — (100.0%) (Cost $204,397,696)		$207,957,235

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Municipal Bonds	—	$203,858,961	—	$203,858,961
Temporary Cash Investments	$4,098,274	—	—	4,098,274

TOTAL	$4,098,274	$203,858,961	—	$207,957,235

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	U.S. Large Company Portfolio		Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$2,719,708		—		$5,864,671		—
Investments at Value (including $0, $0, $0 and $254,637 of securities on loan, respectively)	—		$166,294		—		$1,480,808
Temporary Cash Investments at Value & Cost	—		1,328		—		15,297
Collateral Received from Securities on Loan at Value & Cost	—		—		—		280,325
Foreign Currencies at Value	—		2		—		—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	367		1,803		1,788		39
Dividends and Interest	—		2,134		—		414
Securities Lending Income	—		—		—		113
Fund Shares Sold	1,641		22		3,418		2,403
Unrealized Gain on Forward Currency Contracts	—		84		—		—
Prepaid Expenses and Other Assets	21		19		75		37

Total Assets	2,721,737		171,686		5,869,952		1,779,436

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—		—		—		280,325
Investment Securities/Affiliated Investment Companies Purchased	70		1,816		6		14,119
Fund Shares Redeemed	1,938		113		5,200		640
Due to Advisor	162		28		772		460
Forward Currency Contracts	—		1		—		—
Futures Margin Variation	—		4,433		—		—
Unrealized Loss on Forward Currency Contracts	—		45		—		—
Accrued Expenses and Other Liabilities	149		19		322		132

Total Liabilities	2,319		6,455		6,300		295,676

NET ASSETS	$2,719,418		$165,231		$5,863,652		$1,483,760

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $0 and $31,393 and shares outstanding of 0; 0; 0 and 3,932,911, respectively	N/A		N/A		N/A		$7.98

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	*	100,000,000

Class R2 Shares — based on net assets of $0; $0; $0 and $2,930 and shares outstanding of 0; 0; 0 and 348,148, respectively	N/A		N/A		N/A		$8.42

NUMBER OF SHARES AUTHORIZED	100,000,000	*	100,000,000	*	100,000,000	*	100,000,000

Institutional Class Shares — based on net assets of $2,719,418; $165,231; $5,863,652 and $1,449,437 and shares outstanding of 88,883,846; 25,491,421; 370,896,893 and 123,882,701, respectively	$30.60		$6.48		$15.81		$11.70

NUMBER OF SHARES AUTHORIZED	500,000,000		300,000,000		2,000,000,000		700,000,000

Investments in Affiliated Investment Companies at Cost	$2,707,794		$—		$4,959,195		$—

Investments at Cost	$—		$164,421		$—		$1,579,217

Foreign Currencies at Cost	$—		$2		$—		$—

NET ASSETS CONSIST OF:
Paid-In Capital	$3,083,525		$270,995		$7,386,030		$1,664,507
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	7,113		285		13,540		1,308
Accumulated Net Realized Gain (Loss)	(383,134)		(109,666)		(2,441,394)		(83,646)
Net Unrealized Foreign Exchange Gain (Loss)	—		39		—		—
Net Unrealized Appreciation (Depreciation)	11,914		3,578		905,476		(98,409)

NET ASSETS	$2,719,418		$165,231		$5,863,652		$1,483,760

*	Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio
ASSETS:
Investments at Value (including $805,217, $252,234, $475,044 and $194,392 of securities on loan, respectively)	$5,666,160	$1,978,654	$3,790,784	$1,172,822
Temporary Cash Investments at Value & Cost	—	7,604	21,700	10,353
Collateral Received from Securities on Loan at Value & Cost	901,091	272,010	514,376	211,602
Receivables:
Investment Securities Sold	11,613	187	482	157
Dividends and Interest	1,762	1,891	3,381	761
Securities Lending Income	503	128	296	151
Fund Shares Sold	2,578	2,570	3,354	1,717
Prepaid Expenses and Other Assets	36	59	117	38

Total Assets	6,583,743	2,263,103	4,334,490	1,397,601

LIABILITIES:
Payables:
Upon Return of Securities Loaned	901,091	272,010	514,376	211,602
Investment Securities Purchased	231	—	13,346	6,909
Fund Shares Redeemed	3,650	1,086	1,516	573
Due to Advisor	2,572	293	663	311
Loan Payable	6,072	—	—	—
Accrued Expenses and Other Liabilities	468	131	264	92

Total Liabilities	914,084	273,520	530,165	219,487

NET ASSETS	$5,669,659	$1,989,583	$3,804,325	$1,178,114

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,669,659; $1,989,583; $3,804,325 and $1,178,114 and shares outstanding of 320,480,765; 232,927,015; 453,514,041 and 146,773,590, respectively	$17.69	$8.54	$8.39	$8.03

NUMBER OF SHARES AUTHORIZED	1,700,000,000	1,500,000,000	2,300,000,000	1,000,000,000

Investments at Cost	$6,445,519	$2,207,480	$4,451,889	$1,404,900

NET ASSETS CONSIST OF:
Paid-In Capital	$7,033,726	$2,300,603	$4,561,822	$1,503,595
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	2,918	373	698	1,895
Accumulated Net Realized Gain (Loss)	(587,626)	(82,567)	(97,090)	(95,298)
Net Unrealized Appreciation (Depreciation)	(779,359)	(228,826)	(661,105)	(232,078)

NET ASSETS	$5,669,659	$1,989,583	$3,804,325	$1,178,114

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	T.A. U.S. Core Equity 2 Portfolio	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio
ASSETS:
Investments at Value (including $185,052, $424,249, $414,662 and $657,820 of securities on loan, respectively)	$1,434,407	$2,508,187	$2,801,254	$2,004,281
Temporary Cash Investments at Value & Cost	13,453	5,249	9,293	19,896
Collateral Received from Securities on Loan at Value & Cost	200,522	466,103	459,066	699,642
Cash	—	817	—	—
Receivables:
Investment Securities Sold	245	7,518	8,032	—
Dividends and Interest	1,314	799	1,044	2,002
Securities Lending Income	131	439	448	138
Fund Shares Sold	3,590	2,376	5,459	1,407
Prepaid Expenses and Other Assets	75	28	18	33

Total Assets	1,653,737	2,991,516	3,284,614	2,727,399

LIABILITIES:
Payables:
Upon Return of Securities Loaned	200,522	466,103	459,066	699,642
Investment Securities Purchased	7,318	50	4,270	7,269
Fund Shares Redeemed	623	2,360	1,397	1,227
Due to Advisor	276	795	1,265	515
Accrued Expenses and Other Liabilities	112	207	251	187

Total Liabilities	208,851	469,515	466,249	708,840

NET ASSETS	$1,444,886	$2,522,001	$2,818,365	$2,018,559

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,444,886; $2,522,001; $2,818,365 and $2,018,559 and shares outstanding of 211,424,756; 169,387,953; 294,459,077 and 132,015,997, respectively	$6.83	$14.89	$9.57	$15.29

NUMBER OF SHARES AUTHORIZED	1,000,000,000	1,000,000,000	1,500,000,000	700,000,000

Investments at Cost	$1,403,575	$2,546,150	$3,004,867	$2,384,790

NET ASSETS CONSIST OF:
Paid-In Capital	$1,460,862	$2,976,209	$3,539,037	$2,582,474
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,080	3,780	3,100	8,197
Accumulated Net Realized Gain (Loss)	(49,888)	(420,025)	(520,159)	(191,603)
Net Unrealized Appreciation (Depreciation)	30,832	(37,963)	(203,613)	(380,509)

NET ASSETS	$1,444,886	$2,522,001	$2,818,365	$2,018,559

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio	International Core Equity Portfolio	T.A. World ex U.S. Core Equity Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	—	$4,275,715
Investments at Value (including $228,732, $638,659, $48,751 and $0 of securities on loan, respectively)	$1,357,706	$3,678,259	$664,457	—
Temporary Cash Investments at Value & Cost	772	12,615	4,521	—
Collateral Received from Securities on Loan at Value & Cost	241,564	672,695	51,990	—
Foreign Currencies at Value	4,670	4,897	637	—
Cash	15	15	16	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	94	—	—
Dividends, Interest and Tax Reclaims	3,097	7,308	1,242	—
Securities Lending Income	94	369	28	—
Fund Shares Sold	644	2,762	1,167	1,809
Prepaid Expenses and Other Assets	20	97	13	25

Total Assets	1,608,582	4,379,111	724,071	4,277,549

LIABILITIES:
Payables:
Upon Return of Securities Loaned	241,564	672,695	51,990	—
Investment Securities/Affiliated Investment Companies Purchased	816	3,402	2,511	—
Fund Shares Redeemed	1,415	1,553	434	4,028
Due to Advisor	294	1,117	230	1,459
Loan Payable	—	—	—	1,970
Unrealized Loss on Foreign Currency Contracts	—	—	13	—
Deferred Thailand Capital Gains Tax	—	—	101	—
Accrued Expenses and Other Liabilities	142	502	64	228

Total Liabilities	244,231	679,269	55,343	7,685

NET ASSETS	$1,364,351	$3,699,842	$668,728	$4,269,864

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,364,351; $3,699,842; $668,728 and $4,269,864 and shares outstanding of 75,697,978; 378,082,644; 82,247,205 and 305,149,395, respectively	$18.02	$9.79	$8.13	$13.99

NUMBER OF SHARES AUTHORIZED	500,000,000	2,000,000,000	500,000,000	1,500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$—	$—	$4,294,421

Investments at Cost	$1,267,278	$4,029,287	$555,458	$—

Foreign Currencies at Cost	$4,632	$4,955	$636	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$1,438,873	$4,147,095	$569,997	$4,510,524
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	5,593	2,148	1,772	13,949
Accumulated Net Realized Gain (Loss)	(170,622)	(98,357)	(11,965)	(236,142)
Deferred Thailand Capital Gains Tax	—	—	(101)	—
Net Unrealized Foreign Exchange Gain (Loss)	41	42	25	239
Net Unrealized Appreciation (Depreciation)	90,466	(351,086)	109,000	(18,706)

NET ASSETS	$1,364,351	$3,699,842	$668,728	$4,269,864

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$114,115	$101,906	$27,872	$110,985
Receivables:
Fund Shares Sold	39	60	—	2
Prepaid Expenses and Other Assets	6	541	8	8

Total Assets	114,160	102,507	27,880	110,995

LIABILITIES:
Payables:
Affiliated Investment Companies Purchased	5	—	—	2
Fund Shares Redeemed	35	590	—	—
Due to Advisor	39	45	10	47
Accrued Expenses and Other Liabilities	23	19	7	20

Total Liabilities	102	654	17	69

NET ASSETS	$114,058	$101,853	$27,863	$110,926

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $114,058; $101,853; $27,863 and $110,926 and shares outstanding of 7,965,887; 4,946,123; 1,405,185 and 7,384,856, respectively	$14.32	$20.59	$19.83	$15.02

NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	100,000,000	100,000,000

Investments in Affiliated Investment Companies at Cost	$200,814	$94,124	$30,454	$112,793

NET ASSETS CONSIST OF:
Paid-In Capital	$281,358	$133,100	$33,451	$136,984
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	665	246	171	(12)
Accumulated Net Realized Gain (Loss)	(81,282)	(39,285)	(3,182)	(24,284)
Net Unrealized Foreign Exchange Gain (Loss)	16	10	5	46
Net Unrealized Appreciation (Depreciation)	(86,699)	7,782	(2,582)	(1,808)

NET ASSETS	$114,058	$101,853	$27,863	$110,926

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio	International Vector Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$431,052	—	—
Investments at Value (including $115,028, $0, $608,093 and $37,782 of securities on loan, respectively)	$738,601	—	$6,828,797	$260,778
Temporary Cash Investments at Value & Cost	4,146	1,476	—	1,155
Collateral Received from Securities on Loan at Value & Cost	125,706	—	660,434	40,466
Foreign Currencies at Value	2,412	—	15,132	393
Cash	15	—	—	16
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	—	30,421	—
Dividends, Interest and Tax Reclaims	2,843	—	14,992	505
Securities Lending Income	84	—	796	29
Fund Shares Sold	1,443	1,216	3,242	433
Unrealized Gain on Foreign Currency Contracts	—	—	11	—
Prepaid Expenses and Other Assets	23	11	44	11

Total Assets	875,273	433,755	7,553,869	303,786

LIABILITIES:
Payables:
Upon Return of Securities Loaned	125,706	—	660,434	40,466
Investment Securities/Affiliated Investment Companies Purchased	6,642	851	5,189	608
Fund Shares Redeemed	278	364	17,039	28
Due to Advisor	220	12	3,900	114
Loan Payable	—	—	6,784	—
Unrealized Loss on Foreign Currency Contracts	12	—	—	—
Accrued Expenses and Other Liabilities	86	26	566	26

Total Liabilities	132,944	1,253	693,912	41,242

NET ASSETS	$742,329	$432,502	$6,859,957	$262,544

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Cass Shares — based on net assets of $742,329; $432,502; $6,859,957 and $262,544 and shares outstanding of 141,680,837; 64,034,248; 459,928,367 and 28,473,641, respectively	$5.24	$6.75	$14.92	$9.22

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	2,300,000,000	500,000,000

Investments in Affiliated Investment Companies at Cost	$—	$398,827	$—	$—

Investments at Cost	$957,745	$—	$7,473,482	$206,191

Foreign Currencies at Cost	$2,416	$—	$15,313	$397

NET ASSETS CONSIST OF:
Paid-In Capital	$987,291	$402,565	$7,526,604	$211,061
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	24,078	4,918	11,837	715
Accumulated Net Realized Gain (Loss)	(49,991)	(7,206)	(33,616)	(3,819)
Net Unrealized Foreign Exchange Gain (Loss)	99	—	(2)	4
Net Unrealized Appreciation (Depreciation)	(219,148)	32,225	(644,866)	54,583

NET ASSETS	$742,329	$432,502	$6,859,957	$262,544

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,967,084	$1,134,439	—	—
Investments at Value (including $0, $0, $268,990 and $878,404 of securities on loan, respectively)	—	—	$2,448,223	$4,232,448
Temporary Cash Investments at Value & Cost	—	—	9,355	18,442
Collateral Received from Securities on Loan at Value & Cost	—	—	291,756	894,976
Foreign Currencies at Value	—	—	2,773	—
Cash	—	—	20	1
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	570	131	30,611
Dividends, Interest and Tax Reclaims	—	—	2,785	20,258
Securities Lending Income	—	—	287	92
Fund Shares Sold	1,632	2,107	3,735	4,025
Prepaid Expenses and Other Assets	83	20	51	68

Total Assets	1,968,799	1,137,136	2,759,116	5,200,921

LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	291,756	894,976
Investment Securities/Affiliated Investment Companies Purchased	5	—	7,266	31,674
Fund Shares Redeemed	1,693	2,677	1,685	3,676
Due to Advisor	687	440	1,172	529
Deferred Thailand Capital Gains Tax	—	—	1,833	—
Accrued Expenses and Other Liabilities	126	61	369	451

Total Liabilities	2,511	3,178	304,081	931,306

NET ASSETS	$1,966,288	$1,133,958	$2,455,035	$4,269,615

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,966,288; $1,133,958; $2,455,035 and $4,269,615 and shares outstanding of 77,941,731; 64,989,784; 148,925,100 and 413,344,376, respectively	$25.23	$17.45	$16.49	$10.33

NUMBER OF SHARES AUTHORIZED	500,000,000	500,000,000	1,000,000,000	2,000,000,000

Investments in Affiliated Investment Companies at Cost	$1,011,671	$854,969	$—	$—

Investments at Cost	$—	$—	$1,999,175	$4,213,549

Foreign Currencies at Cost	$—	$—	$2,802	$—

NET ASSETS CONSIST OF:
Paid-In Capital	$977,560	$890,751	$2,091,817	$4,248,039
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,281	2,323	6,664	3,329
Accumulated Net Realized Gain (Loss)	32,042	(38,091)	(90,709)	(652)
Deferred Thailand Capital Gains Tax	(2,072)	(570)	(1,832)	—
Net Unrealized Foreign Exchange Gain (Loss)	64	75	76	—
Net Unrealized Appreciation (Depreciation)	955,413	279,470	449,019	18,899

NET ASSETS	$1,966,288	$1,133,958	$2,455,035	$4,269,615

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	DFA Two-Year Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio
ASSETS:
Investments at Value (including $1,393,220, $0, $0 and $942,168 of securities on loan, respectively)	$3,771,558	$295,947	$988,415	$3,171,717
Temporary Cash Investments at Value & Cost	43,978	7,357	8,107	28,937
Collateral Received from Securities on Loan at Value & Cost	1,395,043	—	—	943,857
Foreign Currencies at Value	4	318	—	31
Cash	16	15	—	15
Receivables:
Interest	38,547	4,094	11,429	43,757
Securities Lending Income	120	—	—	94
Fund Shares Sold	3,971	264	1,179	2,772
Unrealized Gain on Forward Currency Contracts	7,608	221	—	1,098
Prepaid Expenses and Other Assets	53	21	21	36

Total Assets	5,260,898	308,237	1,009,151	4,192,314

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,395,043	—	—	943,857
Investment Securities Purchased	16,145	4,730	—	15,361
Fund Shares Redeemed	2,053	10	665	1,907
Due to Advisor	473	37	166	661
Forward Currency Contracts	—	—	—	2,755
Unrealized Loss on Forward Currency Contracts	728	—	—	6,734
Accrued Expenses and Other Liabilities	427	20	83	252

Total Liabilities	1,414,869	4,797	914	971,527

NET ASSETS	$3,846,029	$303,440	$1,008,237	$3,220,787

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $3,846,029; $303,440; $1,008,237 and $3,220,787 and shares outstanding of 374,426,564; 30,329,215; 92,315,819 and 285,848,266, respectively	$10.27	$10.00	$10.92	$11.27

NUMBER OF SHARES AUTHORIZED	2,000,000,000	300,000,000	500,000,000	1,500,000,000

Investments at Cost	$3,733,561	$291,974	$960,118	$2,989,151

Foreign Currencies at Cost	$4	$328	$—	$25

NET ASSETS CONSIST OF:
Paid-In Capital	$3,761,961	$299,175	$968,280	$2,997,967
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	35,357	(262)	4,029	51,072
Accumulated Net Realized Gain (Loss)	3,896	230	7,631	(5,372)
Net Unrealized Foreign Exchange Gain (Loss)	6,818	334	—	(5,452)
Net Unrealized Appreciation (Depreciation)	37,997	3,963	28,297	182,572

NET ASSETS	$3,846,029	$303,440	$1,008,237	$3,220,787

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Extended Quality Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
ASSETS:
Investments at Value	$1,455,951	$371,025	$762,660	$1,130,793	$203,859
Temporary Cash Investments at Value & Cost	13,952	5,637	5,189	31,146	4,098
Cash	—	1,249	1	—	—
Receivables:
Interest	20,658	4,739	4,182	14,817	2,717
Fund Shares Sold	1,383	760	2,441	773	216
Prepaid Expenses and Other Assets	21	5	29	29	8
Deferred Offering Costs	—	13	—	—	—

Total Assets	1,491,965	383,428	774,502	1,177,558	210,898

LIABILITIES:
Payables:
Investment Securities Purchased	7,073	4,583	—	8,637	—
Fund Shares Redeemed	506	303	268	389	74
Due to Advisor	122	31	62	194	35
Accrued Expenses and Other Liabilities	109	36	62	79	15

Total Liabilities	7,810	4,953	392	9,299	124

NET ASSETS	$1,484,155	$378,475	$774,110	$1,168,259	$210,774

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,484,155; $378,475; $774,110; $1,168,259 and $210,774 and shares outstanding of 120,610,863; 35,845,121; 70,674,107; 114,050,473 and 20,544,763, respectively	$12.31	$10.56	$10.95	$10.24	$10.26

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	500,000,000	500,000,000	300,000,000

Investments at Cost	$1,352,911	$359,936	$732,410	$1,112,922	$200,300

NET ASSETS CONSIST OF:
Paid-In Capital	$1,365,244	$366,048	$738,273	$1,148,598	$206,861
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	9,734	1,051	6,361	1,807	354
Accumulated Net Realized Gain (Loss)	6,137	287	(774)	(17)	—
Net Unrealized Appreciation (Depreciation)	103,040	11,089	30,250	17,871	3,559

NET ASSETS	$1,484,155	$378,475	$774,110	$1,168,259	$210,774

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	U.S. Large Company Portfolio*	Enhanced U.S. Large Company Portfolio	U.S. Large Cap Value Portfolio*	U.S. Targeted Value Portfolio
Investment Income
Dividends	$59,319	$70	$117,909	$15,053
Interest	102	1,745	134	174
Income from Securities Lending	2,885	—	10,208	2,833
Expenses Allocated from Affiliated Investment Company	(1,420)	—	(6,547)	—

Total Investment Income	60,886	1,815	121,704	18,060

Expenses
Investment Advisory Services Fees	—	52	—	1,129
Administrative Services Fees	2,248	237	7,521	2,823
Accounting & Transfer Agent Fees	58	32	108	161
S&P 500® Fees	—	3	—	—
Shareholder Servicing Fees —
Class R1 Shares	—	—	—	26
Class R2 Shares	—	—	—	5
Custodian Fees	—	5	—	49
Filing Fees	90	32	148	149
Shareholders’ Reports	114	18	250	94
Directors’/Trustees’ Fees & Expenses	47	—	97	31
Professional Fees	32	7	76	61
Other	29	20	64	132

Total Expenses	2,618	406	8,264	4,660
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(485)	—	—	—

Net Expenses	2,133	406	8,264	4,660

Net Investment Income (Loss)	58,753	1,409	113,440	13,400

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(177,354)	(24,217)	(2,244,299)	(80,571)
Futures	7,676	25,750	—	(823)
Foreign Currency Transactions	—	(1,379)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	354,409	2,720	2,728,048	244,441
Futures	(4,182)	1,705	—	(3)
Translation of Foreign Currency Denominated Amounts	—	39	—	—

Net Realized and Unrealized Gain (Loss)	180,549	4,618	483,749	163,044

Net Increase (Decrease) in Net Assets Resulting from Operations	$239,302	$6,027	$597,189	$176,444

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio
Investment Income
Dividends	$35,309	$32,271	$56,277	$15,402
Interest	31	125	229	70
Income from Securities Lending	4,728	2,723	5,784	2,521

Total Investment Income	40,068	35,119	62,290	17,993

Expenses
Investment Advisory Services Fees	6,898	2,668	5,833	2,766
Administrative Services Fees	14,851	—	—	—
Accounting & Transfer Agent Fees	472	212	377	133
Custodian Fees	85	48	72	41
Filing Fees	72	120	194	97
Shareholders’ Reports	352	45	102	50
Directors’/Trustees’ Fees & Expenses	—	40	69	21
Professional Fees	226	67	122	38
Other	553	190	341	114

Total Expenses	23,509	3,390	7,110	3,260

Net Investment Income (Loss)	16,559	31,729	55,180	14,733

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(373,304)	(60,672)	(38,804)	(80,019)
Futures	570	683	3,212	407
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	602,920	253,827	375,912	173,818
Futures	—	(2)	(1)	—

Net Realized and Unrealized Gain (Loss)	230,186	193,836	340,319	94,206

Net Increase (Decrease) in Net Assets Resulting from Operations	$246,745	$225,565	$395,499	$108,939

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio
Investment Income
Dividends	$20,994	$15,145	$19,025	$71,430
Interest	174	16	15	51
Income from Securities Lending	1,782	3,676	4,341	3,792

Total Investment Income	22,950	18,837	23,381	75,273

Expenses
Investment Advisory Services Fees	2,406	447	1,753	4,606
Administrative Services Fees	—	6,693	10,155	—
Accounting & Transfer Agent Fees	152	212	251	211
Custodian Fees	50	58	47	20
Filing Fees	201	132	68	97
Shareholders’ Reports	29	146	198	147
Directors’/Trustees’ Fees & Expenses	35	—	—	24
Professional Fees	45	91	113	69
Other	129	240	287	369

Total Expenses	3,047	8,019	12,872	5,543

Net Investment Income (Loss)	19,903	10,818	10,509	69,730

Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Investment Securities	—	—	—	16,169
Net Realized Gain (Loss) on:
Investment Securities Sold	(41,654)	(68,079)	(190,350)	(106,626)
Futures	(854)	—	—	(1,065)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	211,836	284,014	168,490	92,786
Futures	(1)	—	—	(10)

Net Realized and Unrealized Gain (Loss)	169,327	215,935	(21,860)	1,254

Net Increase (Decrease) in Net Assets Resulting from Operations	$189,230	$226,753	$(11,351)	$70,984

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Large Cap International Portfolio	International Core Equity Portfolio	T.A. World ex U.S. Core Equity Portfolio	International Small Company Portfolio*
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0 and $6,806, respectively)	—	—	—	$89,418
Interest	—	—	—	106
Income from Securities Lending	—	—	—	13,207
Expenses Allocated from Affiliated Investment Company	—	—	—	(5,258)

Total Net Investment Income Received from Affiliated Investment Companies	—	—	—	97,473

Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $3,405, $7,233, $1,206, and $0, respectively)	$37,283	$81,517	$13,481	—
Interest	26	112	27	21
Income from Securities Lending	2,539	7,668	488	—

Total Fund Investment Income	39,848	89,297	13,996	21

Fund Expenses
Investment Advisory Services Fees	2,880	9,575	1,911	—
Administrative Services Fees	—	—	—	13,452
Accounting & Transfer Agent Fees	169	359	83	77
Custodian Fees	202	589	248	—
Filing Fees	88	187	63	107
Shareholders’ Reports	106	118	14	189
Directors’/Trustees’ Fees & Expenses	17	68	16	59
Professional Fees	53	118	35	36
Organizational & Offering Costs	—	—	17	—
Other	161	342	64	34

Total Expenses	3,676	11,356	2,451	13,954
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	135	—

Net Expenses	3,676	11,356	2,586	13,954

Net Investment Income (Loss)	36,172	77,941	11,410	83,540

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(150,602)	(83,575)	(8,990)	(110,040)
Futures	919	(2,556)	(660)	592
Foreign Currency Transactions	951	1,319	97	1,180
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	374,243	928,934	196,743	1,280,471
Futures	—	(15)	(1)	1
Translation of Foreign Currency Denominated Amounts	(64)	(108)	(31)	(297)
Change in Deferred Thailand Capital Gains Tax	—	—	(101)	—

Net Realized and Unrealized Gain (Loss)	225,447	843,999	187,057	1,171,907

Net Increase (Decrease) in Net Assets Resulting from Operations	$261,619	$921,940	$198,467	$1,255,447

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Japanese Small Company Portfolio*	Asia Pacific Small Company Portfolio*	United Kingdom Small Company Portfolio*	Continental Small Company Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $142, $58, $0 and $358, respectively)	$1,899	$2,693	$989	$2,349
Interest	2	2	1	5
Income from Securities Lending	640	299	17	380
Expenses Allocated from Affiliated Investment Companies	(169)	(132)	(34)	(142)

Total Net Investment Income Received from Affiliated Investment Companies	2,372	2,862	973	2,592

Expenses
Administrative Services Fees	446	286	95	362
Accounting & Transfer Agent Fees	15	15	13	15
Filing Fees	18	20	15	22
Shareholders’ Reports	6	6	3	7
Directors’/Trustees’ Fees & Expenses	2	1	—	1
Professional Fees	2	3	2	2
Other	4	2	4	4

Total Expenses	493	333	132	413
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	4	(20)	11

Net Expenses	493	337	112	424

Net Investment Income (Loss)	1,879	2,525	861	2,168

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(14,110)	(8,877)	(2,247)	(7,421)
Futures	43	(89)	26	(137)
Foreign Currency Transactions	250	23	(10)	(49)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	37,328	52,469	9,569	37,449
Futures	—	—	—	(1)
Translation of Foreign Currency Denominated Amounts	(61)	29	(6)	24

Net Realized and Unrealized Gain (Loss)	23,450	43,555	7,332	29,865

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,329	$46,080	$8,193	$32,033

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio*	DFA International Small Cap Value Portfolio	International Vector Equity Portfolio
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	$7,670	—	—
Dividends (Net of Foreign Taxes Withheld of $3,542, $0, $10,608 and $431, respectively)	$32,209	—	$142,769	$4,841
Interest	5	10	231	12
Income from Securities Lending	2,060	—	14,358	412

Total Investment Income	34,274	7,680	157,358	5,265

Expenses
Investment Advisory Services Fees	1,753	—	35,181	811
Administrative Services Fees	—	769	—	—
Accounting & Transfer Agent Fees	87	16	693	47
Custodian Fees	108	—	1,096	107
Filing Fees	66	31	121	16
Shareholders’ Reports	63	15	275	16
Directors’/Trustees’ Fees & Expenses	12	7	99	6
Professional Fees	20	7	254	7
Organizational & Offering Costs	—	33	—	35
Other	64	4	730	22

Total Expenses	2,173	882	38,449	1,067
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(706)	—	17

Net Expenses	2,173	176	38,449	1,084

Net Investment Income (Loss)	32,101	7,504	118,909	4,181

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(36,531)	(6,921)	(20,925)	(3,551)
Futures	234	—	(9,031)	(232)
Foreign Currency Transactions	185	—	(2,189)	(23)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	170,229	66,893	1,907,503	71,485
Futures	—	—	(28)	(1)
Translation of Foreign Currency Denominated Amounts	209	—	(469)	(11)

Net Realized and Unrealized Gain (Loss)	134,326	59,972	1,874,861	67,667

Net Increase (Decrease) in Net Assets Resulting from Operations	$166,427	$67,476	$1,993,770	$71,848

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Emerging Markets Portfolio*	Emerging Markets Small Cap Portfolio*	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio*
Investment Income
Dividends (Net of Foreign Taxes Withheld of $4,615, $1,814, $4,585 and $0, respectively)	$40,471	$19,964	$43,855	—
Interest	67	21	48	$50,479
Income from Securities Lending	3,108	2,129	4,061	—
Expenses Allocated from Affiliated Investment Companies	(3,138)	(2,578)	—	(1,302)

Total Investment Income	40,508	19,536	47,964	49,177

Expenses
Investment Advisory Services Fees	—	—	9,732	46
Administrative Services Fees	6,299	3,484	—	3,448
Accounting & Transfer Agent Fees	44	28	241	86
Custodian Fees	—	—	1,315	1
Filing Fees	63	58	152	183
Shareholders’ Reports	117	48	114	152
Directors’/Trustees’ Fees & Expenses	21	12	41	94
Professional Fees	17	8	103	72
Other	25	13	226	78

Total Expenses	6,586	3,651	11,924	4,160

Net Investment Income (Loss)	33,922	15,885	36,040	45,017

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	37,268	(15,114)	(25,567)	6,804
Futures	(2,712)	(630)	(873)	—
Foreign Currency Transactions	(28)	(178)	(297)	—
In-Kind Redemptions	17,805 **	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	592,684	522,143	981,322	30,261
Futures	(30)	(9)	(4)	—
Translation of Foreign Currency Denominated Amounts	196	168	33	—
Change in Deferred Thailand Capital Gains Tax	(1,264)	(785)	(1,800)	—

Net Realized and Unrealized Gain (Loss)	643,919	505,595	952,814	37,065

Net Increase (Decrease) in Net Assets Resulting from Operations	$677,841	$521,480	$988,854	$82,082

*	For the period November 1, 2008 to June 4, 2009 Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).
**	See Note M in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	DFA Two-Year Global Fixed Income Portfolio*	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio
Investment Income
Interest	$66,491	$6,472	$27,157	$84,414
Income from Securities Lending	39	—	—	160
Expenses Allocated from Affiliated Investment Company	(2,534)	—	—	—

Total Investment Income	63,996	6,472	27,157	84,574

Expenses
Investment Advisory Services Fees	41	318	2,022	7,617
Administrative Services Fees	3,169	—	—	—
Accounting & Transfer Agent Fees	80	51	147	406
Custodian Fees	13	18	11	184
Filing Fees	122	61	66	144
Shareholders’ Reports	156	6	56	158
Directors’/Trustees’ Fees & Expenses	86	6	24	73
Professional Fees	68	12	47	143
Organizational & Offering Costs	—	7	—	—
Other	78	27	144	400

Total Expenses	3,813	506	2,517	9,125

Net Investment Income (Loss)	60,183	5,966	24,640	75,449

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	25,365	384	27,247	19,184
Foreign Currency Transactions	25,954	(15,821)	—	49,631
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(6,521)	32,803	22,977	87,483
Translation of Foreign Currency Denominated Amounts	6,818	806	—	(3,992)

Net Realized and Unrealized Gain (Loss)	51,616	18,172	50,224	152,306

Net Increase (Decrease) in Net Assets Resulting from Operations	$111,799	$24,138	$74,864	$227,755

*

For the period November 1, 2008 to October 16, 2009 Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio’s respective Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	DFA Intermediate Government Fixed Income Portfolio	DFA Short-Term Extended Quality Portfolio(a)	DFA Inflation- Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
Investment Income
Interest	$57,708	$5,679	$7,287	$23,118	$4,669

Total Investment Income	57,708	5,679	7,287	23,118	4,669

Expenses
Investment Advisory Services Fees	1,333	300	536	2,064	385
Accounting & Transfer Agent Fees	186	34	86	148	44
Custodian Fees	15	7	7	11	3
Filing Fees	114	21	79	70	17
Shareholders’ Reports	63	3	28	36	5
Directors’/Trustees’ Fees & Expenses	34	7	15	27	5
Professional Fees	61	6	23	46	10
Organizational & Offering Costs	—	27	—	—	—
Other	167	15	68	137	28

Total Expenses	1,973	420	842	2,539	497
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(87)	—	—	—

Net Expenses	1,973	333	842	2,539	497

Net Investment Income (Loss)	55,735	5,346	6,445	20,579	4,172

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	6,168	287	(774)	—	23
Change in Unrealized Appreciation (Depreciation) of Investment Securities	71,964	11,089	77,881	22,482	4,608

Net Realized and Unrealized Gain (Loss)	78,132	11,376	77,107	22,482	4,631

Net Increase (Decrease) in Net Assets Resulting from Operations	$133,867	$16,722	$83,552	$43,061	$8,803

(a)	The Portfolio commenced operations on March 4, 2009.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Company Portfolio			Enhanced U.S. Large Company Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$58,753	$61,569	$59,476	$1,409	$12,018	$9,767
Capital Gain Distributions Received from Affiliated Investment Company	—	—	—	—	8,681	26,075
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(177,354)	(104,970)	3,775	(24,217)	(11,592)	3,051
Futures	7,676	(17,555)	714	25,750	—	—
Foreign Currency Transactions	—	—	—	(1,379)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	354,409	(1,194,131)	164,399	2,720	(116,750)	(13,649)
Futures	(4,182)	521	(288)	1,705	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	39	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	239,302	(1,254,566)	228,076	6,027	(107,643)	25,244

Distributions From:
Net Investment Income:
Institutional Class Shares	(62,498)	(67,060)	(55,847)	(17,802)	(10,906)	(11,397)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(1,762)	(4,842)	(11,623)
Net Long-Term Gains:
Institutional Class Shares	—	—	—	—	(17,601)	(1,991)

Total Distributions	(62,498)	(67,060)	(55,847)	(19,564)	(33,349)	(25,011)

Capital Share Transactions (1):
Shares Issued	812,573	1,128,680	906,212	58,709 *	75,527	93,808
Shares Issued in Lieu of Cash Distributions	49,324	59,339	51,856	18,404	32,429	24,050
Shares Redeemed	(863,321)	(738,188)	(583,275)	(98,676)	(103,683)	(128,257)

Net Increase (Decrease) from Capital Share Transactions	(1,424)	449,831	374,793	(21,563)	4,273	(10,399)

Total Increase (Decrease) in Net Assets	175,380	(871,795)	547,022	(35,100)	(136,719)	(10,166)
Net Assets
Beginning of Period	2,544,038	3,415,833	2,868,811	200,331	337,050	347,216

End of Period	$2,719,418	$2,544,038	$3,415,833	$165,231	$200,331	$337,050

(1) Shares Issued and Redeemed:
Shares Issued	31,260	29,917	21,005	9,053	9,136	8,538
Shares Issued in Lieu of Cash Distributions	1,881	1,514	1,222	3,392	3,364	2,263
Shares Redeemed	(33,310)	(20,702)	(13,462)	(17,904)	(12,436)	(11,632)

Net Increase (Decrease) from Shares Issued and Redeemed	(169)	10,729	8,765	(5,459)	64	(831)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$7,113	$10,863	$16,354	$285	$15,378	$4

*	Includes $7,414 in capital contributions related to the liquidation of The Enhanced U.S. Large Company Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Large Cap Value Portfolio			U.S. Targeted Value Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$113,440	$119,241	$95,990	$13,400	$10,389	$3,886
Capital Gain Distributions Received from Affiliated Investment Company	—	—	—	—	—	26,668
Net Realized Gain (Loss) on:
Investment Securities Sold	(2,244,299)	— †	346,023 †	(80,571)	(2,137)	(2,825)
Futures	—	—	—	(823)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	2,728,048	(3,044,875)†	(554,415)†	244,441	(319,766)	(75,837)
Futures	—	—	—	(3)	3	—

Net Increase (Decrease) in Net Assets Resulting from Operations	597,189	(2,925,634)	(112,402)	176,444	(311,511)	(48,108)

Distributions From:
Net Investment Income:
Class R1 Shares	—	—	—	(424)	(351)	—
Class R2 Shares	—	—	—	(27)	(10)	—
Institutional Class Shares	(123,996)	(113,742)	(88,197)	(13,728)	(7,766)	(3,642)
Net Short-Term Gains:
Institutional Class Shares	(6,242)	(304)	(10,685)	—	—	(5,313)
Net Long-Term Gains:
Institutional Class Shares	—	(315,650)	(127,166)	—	(14,019)	(11,902)

Total Distributions	(130,238)	(429,696)	(226,048)	(14,179)	(22,146)	(20,857)

Capital Share Transactions (1):
Shares Issued	1,807,041	2,629,415	2,547,717	850,582	975,465	500,717 *
Shares Issued in Lieu of Cash Distributions	117,409	398,086	203,411	13,641	21,294	18,152
Shares Redeemed	(1,858,197)	(1,877,275)	(1,287,212)	(425,490)	(335,145)	(110,437)

Net Increase (Decrease) from Capital Share Transactions	66,253	1,150,226	1,463,916	438,733	661,614	408,432

Total Increase (Decrease) in Net Assets	533,204	(2,205,104)	1,125,466	600,998	327,957	339,467
Net Assets
Beginning of Period	5,330,448	7,535,552	6,410,086	882,762	554,805	215,338

End of Period	$5,863,652	$5,330,448	$7,535,552	$1,483,760	$882,762	$554,805

(1) Shares Issued and Redeemed:
Shares Issued	140,615	131,947	97,946	88,462	71,448	28,579
Shares Issued in Lieu of Cash Distributions	10,018	17,729	8,025	1,442	1,447	1,060
Shares Redeemed	(145,245)	(92,441)	(50,063)	(44,353)	(25,199)	(6,247)

Net Increase (Decrease) from Shares Issued and Redeemed	5,388	57,235	55,908	45,551	47,696	23,392

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$13,540	$25,004	$23,690	$1,308	$2,098	$794

*	Includes $6,246 in capital contributions related to the liquidation of The U.S. Targeted Value Series. See Organization note within the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Small Cap Value Portfolio			U.S. Core Equity 1 Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$16,559	$60,650	$92,097	$31,729	$22,840	$14,928
Capital Gain Distributions Received from Affiliated Investment Company	—	1,046,424	875,446	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(373,304)	(209,110)	(37,370)	(60,672)	(19,218)	(3,304)
Futures	570	—	—	683	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	602,920	(3,538,529)	(1,754,043)	253,827	(553,125)	15,592
Futures	—	—	—	(2)	2	—

Net Increase (Decrease) in Net Assets Resulting from Operations	246,745	(2,640,565)	(823,870)	225,565	(549,501)	27,216

Distributions From:
Net Investment Income:
Institutional Class Shares	(69,882)	(74,354)	(85,546)	(31,598)	(22,927)	(14,899)
Net Short-Term Gains:
Institutional Class Shares	—	—	(72,477)	—	—	(578)
Net Long-Term Gains:
Institutional Class Shares	—	(746,639)	(592,599)	—	—	(1,040)

Total Distributions	(69,882)	(820,993)	(750,622)	(31,598)	(22,927)	(16,517)

Capital Share Transactions (1):
Shares Issued	1,293,768 *	1,857,448	2,756,160	1,158,480	1,087,323	609,131
Shares Issued in Lieu of Cash Distributions	67,125	798,952	722,554	30,660	21,544	16,079
Shares Redeemed	(1,372,042)	(2,493,743)	(1,839,654)	(714,086)	(425,908)	(78,148)

Net Increase (Decrease) from Capital Share Transactions	(11,149)	162,657	1,639,060	475,054	682,959	547,062

Total Increase (Decrease) in Net Assets	165,714	(3,298,901)	64,568	669,021	110,531	557,761
Net Assets
Beginning of Period	5,503,945	8,802,846	8,738,278	1,320,562	1,210,031	652,270

End of Period	$5,669,659	$5,503,945	$8,802,846	$1,989,583	$1,320,562	$1,210,031

(1) Shares Issued and Redeemed:
Shares Issued	72,979	84,519	93,005	160,998	107,874	50,720
Shares Issued in Lieu of Cash Distributions	4,580	34,137	24,691	4,155	2,264	1,371
Shares Redeemed	(94,264)	(113,726)	(62,068)	(101,230)	(43,396)	(6,544)

Net Increase (Decrease) from Shares Issued and Redeemed	(16,705)	4,930	55,628	63,923	66,742	45,547

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,918	$31,701	$8,847	$373	$257	$344

*	Includes $28,400 in capital contributions related to the liquidation of The U.S. Small Cap Value Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Core Equity 2 Portfolio			U.S. Vector Equity Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,180	$47,930	$34,532	$14,733	$15,482	$9,503
Net Realized Gain (Loss) on:
Investment Securities Sold	(38,804)	(45,734)	(15,734)	(80,019)	(13,893)	(1,810)
Futures	3,212	—	—	407	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	375,912	(1,104,305)	(32,306)	173,818	(400,041)	(41,111)
Futures	(1)	1	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	395,499	(1,102,108)	(13,508)	108,939	(398,452)	(33,418)

Distributions From:
Net Investment Income:
Institutional Class Shares	(55,009)	(48,004)	(34,490)	(16,454)	(14,964)	(7,650)
Net Short-Term Gains:
Institutional Class Shares	—	—	(1,625)	—	—	(6,329)
Net Long-Term Gains:
Institutional Class Shares	—	—	(1,516)	—	—	—

Total Distributions	(55,009)	(48,004)	(37,631)	(16,454)	(14,964)	(13,979)

Capital Share Transactions (1):
Shares Issued	1,847,067	1,647,226	2,019,061	508,175	599,481	689,895
Shares Issued in Lieu of Cash Distributions	54,122	47,199	37,027	16,189	14,671	13,800
Shares Redeemed	(938,382)	(982,705)	(281,839)	(289,358)	(309,855)	(99,868)

Net Increase (Decrease) from Capital Share Transactions	962,807	711,720	1,774,249	235,006	304,297	603,827

Total Increase (Decrease) in Net Assets	1,303,297	(438,392)	1,723,110	327,491	(109,119)	556,430
Net Assets
Beginning of Period	2,501,028	2,939,420	1,216,310	850,623	959,742	403,312

End of Period	$3,804,325	$2,501,028	$2,939,420	$1,178,114	$850,623	$959,742

(1) Shares Issued and Redeemed:
Shares Issued	258,455	166,628	165,360	74,700	59,904	57,308
Shares Issued in Lieu of Cash Distributions	7,485	5,013	3,137	2,427	1,411	1,170
Shares Redeemed	(135,979)	(97,859)	(23,138)	(44,108)	(31,898)	(8,342)

Net Increase (Decrease) from Shares Issued and Redeemed	129,961	73,782	145,359	33,019	29,417	50,136

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$698	$399	$473	$1,895	$3,637	$3,119

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio			U.S. Small Cap Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period Oct. 4, 2007(a) to Nov. 30 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,903	$6,271	$167	$10,818	$21,360	$33,291
Capital Gain Distributions Received from Affiliated Investment Company	—	—	—	—	243,531	216,208
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(41,654)	(7,078)	(310)	(68,079)	(116,947)	2,061
Futures	(854)	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	211,836	(179,572)	(1,432)	284,014	(1,073,797)	(321,609)
Futures	(1)	1	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	189,230	(180,378)	(1,575)	226,753	(925,853)	(70,049)

Distributions From:
Net Investment Income:
Institutional Class Shares	(18,642)	(4,648)	—	(26,412)	(26,222)	(32,047)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	—	(8,922)	(34,803)
Net Long-Term Gains:
Institutional Class Shares	—	—	—	—	(173,725)	(134,723)

Total Distributions	(18,642)	(4,648)	—	(26,412)	(208,869)	(201,573)

Capital Share Transactions (1):
Shares Issued	1,195,628	995,838	120,639	877,915 *	937,947	727,472
Shares Issued in Lieu of Cash Distributions	18,449	4,587	—	24,690	204,052	197,467
Shares Redeemed	(524,944)	(336,741)	(12,557)	(647,794)	(1,225,521)	(665,423)

Net Increase (Decrease) from Capital Share Transactions	689,133	663,684	108,082	254,811	(83,522)	259,516

Total Increase (Decrease) in Net Assets	859,721	478,658	106,507	455,152	(1,218,244)	(12,106)
Net Assets
Beginning of Period	585,165	106,507	—	2,066,849	3,285,093	3,297,199

End of Period	$1,444,886	$585,165	$106,507	$2,522,001	$2,066,849	$3,285,093

(1) Shares Issued and Redeemed:
Shares Issued	209,711	125,252	12,664	67,035	54,875	33,265
Shares Issued in Lieu of Cash Distributions	3,194	543	—	2,058	10,771	9,289
Shares Redeemed	(94,288)	(44,316)	(1,335)	(54,475)	(70,022)	(30,180)

Net Increase (Decrease) from Shares Issued and Redeemed	118,617	81,479	11,329	14,618	(4,376)	12,374

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,080	$1,827	$173	$3,780	$7,754	$3,498

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

*	Includes $8,355 in capital contributions related to the liquidation of The U.S. Small Cap Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	U.S. Micro Cap Portfolio			DFA Real Estate Securities Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$10,509	$33,434	$45,400	$69,730	$68,746	$57,485
Capital Gain Distributions Received from:
Affiliated Investment Company	—	379,091	436,439	—	—	—
Investment Securities	—	—	—	16,169	42,861	41,558
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(190,350)	(130,372)	(3,367)	(106,626)	(142,397)	181,105
Futures	—	—	—	(1,065)	(1,472)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	168,490	(1,674,701)	(655,320)	92,786	(893,193)	(762,357)
Futures	—	—	—	(10)	10	—

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,351)	(1,392,548)	(176,848)	70,984	(925,445)	(482,209)

Distributions From:
Net Investment Income:
Institutional Class Shares	(57,816)	(42,596)	(40,532)	(95,934)	(31,389)	(62,692)
Net Short-Term Gains:
Institutional Class Shares	—	(40,254)	(62,657)	—	(3,305)	(2,939)
Net Long-Term Gains:
Institutional Class Shares	—	(350,779)	(324,224)	—	(200,903)	(70,533)

Total Distributions	(57,816)	(433,629)	(427,413)	(95,934)	(235,597)	(136,164)

Capital Share Transactions (1):
Shares Issued	588,720 *	799,061	1,088,866	760,871	946,371	1,093,839
Shares Issued in Lieu of Cash Distributions	56,003	425,522	415,408	93,552	232,037	133,705
Shares Redeemed	(681,416)	(1,174,552)	(1,023,645)	(557,875)	(941,862)	(774,740)

Net Increase (Decrease) from Capital Share Transactions	(36,693)	50,031	480,629	296,548	236,546	452,804

Total Increase (Decrease) in Net Assets	(105,860)	(1,776,146)	(123,632)	271,598	(924,496)	(165,569)
Net Assets
Beginning of Period	2,924,225	4,700,371	4,824,003	1,746,961	2,671,457	2,837,026

End of Period	$2,818,365	$2,924,225	$4,700,371	$2,018,559	$1,746,961	$2,671,457

(1) Shares Issued and Redeemed:
Shares Issued	53,716	65,963	68,282	61,585	41,914	34,996
Shares Issued in Lieu of Cash Distributions	6,981	32,229	26,806	7,388	9,889	4,257
Shares Redeemed	(84,421)	(97,545)	(64,141)	(45,050)	(41,934)	(24,958)

Net Increase (Decrease) from Shares Issued and Redeemed	(23,724)	647	30,947	23,923	9,869	14,295

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,100	$36,069	$6,812	$8,197	$34,213	$161

*	Includes $11,529 in capital contributions related to the liquidation of The U.S. Micro Cap Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Large Cap International Portfolio			International Core Equity Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$36,172	$56,577	$51,732	$77,941	$76,838	$39,035
Net Realized Gain (Loss) on:
Investment Securities Sold	(150,602)	(19,013)	37,442	(83,575)	(11,335)	24,982
Futures	919	—	—	(2,556)	—	—
Foreign Currency Transactions	951	(1,346)	174	1,319	(911)	105
In-Kind Redemptions	—	14,987 *	—	—	7,590 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	374,243	(1,012,012)	231,080	928,934	(1,484,029)	105,889
Futures	—	—	—	(15)	15	—
Translation of Foreign Currency Denominated Amounts	(64)	65	(44)	(108)	73	59

Net Increase (Decrease) in Net Assets Resulting from Operations	261,619	(960,742)	320,384	921,940	(1,411,759)	170,070

Distributions From:
Net Investment Income:
Institutional Class Shares	(32,286)	(53,392)	(51,063)	(77,469)	(76,637)	(38,518)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	—	(7,592)	(2,252)
Net Long-Term Gains:
Institutional Class Shares	—	(28,968)	—	—	(17,164)	(205)

Total Distributions	(32,286)	(82,360)	(51,063)	(77,469)	(101,393)	(40,975)

Capital Share Transactions (1):
Shares Issued	380,682	534,434	529,554	1,709,907	1,729,052	1,460,555
Shares Issued in Lieu of Cash Distributions	31,081	78,686	47,880	75,441	97,113	39,306
Shares Redeemed	(483,605)	(587,338)*	(295,814)	(911,026)	(674,151)*	(137,846)

Net Increase (Decrease) from Capital Share Transactions	(71,842)	25,782	281,620	874,322	1,152,014	1,362,015

Total Increase (Decrease) in Net Assets	157,491	(1,017,320)	550,941	1,718,793	(361,138)	1,491,110
Net Assets
Beginning of Period	1,206,860	2,224,180	1,673,239	1,981,049	2,342,187	851,077

End of Period	$1,364,351	$1,206,860	$2,224,180	$3,699,842	$1,981,049	$2,342,187

(1) Shares Issued and Redeemed:
Shares Issued	26,226	24,768	20,502	227,407	156,232	103,681
Shares Issued in Lieu of Cash Distributions	2,085	3,394	1,862	9,039	8,456	2,819
Shares Redeemed	(34,086)	(28,525)	(11,428)	(123,941)	(62,282)	(9,741)

Net Increase (Decrease) from Shares Issued and Redeemed	(5,775)	(363)	10,936	112,505	102,406	96,759

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$5,593	$449	$(1,254)	$2,148	$(485)	$1,609

*	See Note M in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	T.A. World ex U.S. Core Equity Portfolio		International Small Company Portfolio
	Year Ended Oct. 31, 2009	Period Mar. 6, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$11,410	$2,171	$83,540	$131,960	$108,657
Net Realized Gain (Loss) on:
Investment Securities Sold	(8,990)	(2,290)	(110,040)	(120,455)	331,045
Futures	(660)	—	592	(569)	—
Foreign Currency Transactions	97	6	1,180	(3,640)	1,035
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	196,743	(87,743)	1,280,471	(2,759,513)	162,772
Futures	(1)	1	1	(1)	—
Translation of Foreign Currency Denominated Amounts	(31)	56	(297)	188	160
Change in Deferred Thailand Capital Gains Tax	(101)	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	198,467	(87,799)	1,255,447	(2,752,030)	603,669

Distributions From:
Net Investment Income:
Institutional Class Shares	(10,761)	(1,192)	(81,118)	(132,809)	(114,210)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(36,135)	(28,033)
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(278,291)	(129,328)

Total Distributions	(10,761)	(1,192)	(81,118)	(447,235)	(271,571)

Capital Share Transactions (1):
Shares Issued	495,969	408,243	890,444	1,327,412	1,085,538
Shares Issued in Lieu of Cash Distributions	10,580	1,155	77,147	430,141	258,985
Shares Redeemed	(253,845)	(92,089)	(956,429)	(1,071,124)	(625,483)

Net Increase (Decrease) from Capital Share Transactions	252,704	317,309	11,162	686,429	719,040

Total Increase (Decrease) in Net Assets	440,410	228,318	1,185,491	(2,512,836)	1,051,138
Net Assets
Beginning of Period	228,318	—	3,084,373	5,597,209	4,546,071

End of Period	$668,728	$228,318	$4,269,864	$3,084,373	$5,597,209

(1) Shares Issued and Redeemed:
Shares Issued	85,214	51,464	81,822	83,183	52,082
Shares Issued in Lieu of Cash Distributions	1,589	124	6,961	24,110	13,230
Shares Redeemed	(43,612)	(12,532)	(89,990)	(70,097)	(30,074)

Net Increase (Decrease) from Shares Issued and Redeemed	43,191	39,056	(1,207)	37,196	35,238

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,772	$1,014	$13,949	$8,898	$6,151

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Japanese Small Company Portfolio			Asia Pacific Small Company Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,879	$3,548	$3,072	$2,525	$4,300	$3,553
Net Realized Gain (Loss) on:
Investment Securities Sold	(14,110)	(22,824)	(7,840)	(8,877)	(21,574)	4,912
Futures	43	(10)	—	(89)	(34)	—
Foreign Currency Transactions	250	(46)	(35)	23	(193)	93
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	37,328	(35,124)	365	52,469	(69,553)	32,175
Translation of Foreign Currency Denominated Amounts	(61)	60	19	29	(15)	(2)

Net Increase (Decrease) in Net Assets Resulting from Operations	25,329	(54,396)	(4,419)	46,080	(87,069)	40,731

Distributions From:
Net Investment Income:
Institutional Class Shares	(2,426)	(3,574)	(2,759)	(2,724)	(4,433)	(3,089)

Total Distributions	(2,426)	(3,574)	(2,759)	(2,724)	(4,433)	(3,089)

Capital Share Transactions (1):
Shares Issued	18,298	32,726	102,980	18,265	51,749	58,296
Shares Issued in Lieu of Cash Distributions	2,219	3,367	2,746	2,398	4,090	3,008
Shares Redeemed	(62,735)	(43,830)	(68,425)	(26,210)	(46,600)	(24,176)

Net Increase (Decrease) from Capital Share Transactions	(42,218)	(7,737)	37,301	(5,547)	9,239	37,128

Total Increase (Decrease) in Net Assets	(19,315)	(65,707)	30,123	37,809	(82,263)	74,770
Net Assets
Beginning of Period	133,373	199,080	168,957	64,044	146,307	71,537

End of Period	$114,058	$133,373	$199,080	$101,853	$64,044	$146,307

(1) Shares Issued and Redeemed:
Shares Issued	1,589	2,312	5,861	1,318	2,384	2,409
Shares Issued in Lieu of Cash Distributions	174	220	157	196	168	131
Shares Redeemed	(4,937)	(3,276)	(3,939)	(2,055)	(2,157)	(979)

Net Increase (Decrease) from Shares Issued and Redeemed	(3,174)	(744)	2,079	(541)	395	1,561

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$665	$964	$894	$246	$412	$621

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	United Kingdom Small Company Portfolio			Continental Small Company Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$861	$1,182	$899	$2,168	$4,234	$2,554
Net Realized Gain (Loss) on:
Investment Securities Sold	(2,247)	(771)	1,545	(7,421)	(16,519)	7,620
Futures	26	—	—	(137)	(16)	—
Foreign Currency Transactions	(10)	(77)	13	(49)	(16)	39
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	9,569	(24,744)	(2,123)	37,449	(81,292)	4,064
Futures	—	—	—	(1)	1	—
Translation of Foreign Currency Denominated Amounts	(6)	11	—	24	(30)	10

Net Increase (Decrease) in Net Assets Resulting from Operations	8,193	(24,399)	334	32,033	(93,638)	14,287

Distributions From:
Net Investment Income:
Institutional Class Shares	(658)	(1,104)	(1,097)	(2,087)	(3,979)	(2,638)
Return of Capital	—	(19)	—	—	(97)	—
Net Short-Term Gains:
Institutional Class Shares	—	(123)	(217)	—	(347)	(549)
Net Long-Term Gains:
Institutional Class Shares	—	(1,311)	(1,092)	—	(6,764)	(1,842)

Total Distributions	(658)	(2,557)	(2,406)	(2,087)	(11,187)	(5,029)

Capital Share Transactions (1):
Shares Issued	4,137	25,474	11,009	14,850	72,836	94,168
Shares Issued in Lieu of Cash Distributions	556	2,517	2,404	1,874	10,871	4,921
Shares Redeemed	(10,248)	(12,291)	(6,010)	(29,732)	(55,803)	(27,699)

Net Increase (Decrease) from Capital Share Transactions	(5,555)	15,700	7,403	(13,008)	27,904	71,390

Total Increase (Decrease) in Net Assets	1,980	(11,256)	5,331	16,938	(76,921)	80,648
Net Assets
Beginning of Period	25,883	37,139	31,808	93,988	170,909	90,261

End of Period	$27,863	$25,883	$37,139	$110,926	$93,988	$170,909

(1) Shares Issued and Redeemed:
Shares Issued	288	1,087	327	1,344	3,830	4,007
Shares Issued in Lieu of Cash Distributions	36	96	74	148	539	227
Shares Redeemed	(733)	(556)	(179)	(2,868)	(3,056)	(1,195)

Net Increase (Decrease) from Shares Issued and Redeemed	(409)	627	222	(1,376)	1,313	3,039

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$171	$(41)	$(171)	$(12)	$(43)	$(198)

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Real Estate Securities Portfolio			DFA Global Real Estate Securities Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period June 4, 2008(a) to Oct. 31, 2008
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$32,101	$22,511	$4,578	$7,504	$(10)
Net Realized Gain (Loss) on:
Investment Securities Sold	(36,531)	(13,579)	(3)	(6,921)	(280)
Futures	234	—	—	—	—
Foreign Currency Transactions	185	(521)	9	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	170,229	(363,676)	(25,701)	66,893	(34,668)
Translation of Foreign Currency Denominated Amounts	209	(124)	14	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	166,427	(355,389)	(21,103)	67,476	(34,958)

Distributions From:
Net Investment Income:
Institutional Class Shares	(11,227)	(19,783)	(2,361)	(2,346)	—
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(24)	—

Total Distributions	(11,227)	(19,783)	(2,361)	(2,370)	—

Capital Share Transactions (1):
Shares Issued	331,853	580,235	375,453	345,457	144,246
Shares Issued in Lieu of Cash Distributions	11,113	19,359	2,263	2,351	—
Shares Redeemed	(150,317)	(166,782)	(17,412)	(71,084)	(18,616)

Net Increase (Decrease) from Capital Share Transactions	192,649	432,812	360,304	276,724	125,630

Total Increase (Decrease) in Net Assets	347,849	57,640	336,840	341,830	90,672
Net Assets
Beginning of Period	394,480	336,840	—	90,672	—

End of Period	$742,329	$394,480	$336,840	$432,502	$90,672

(1) Shares Issued and Redeemed:
Shares Issued	82,981	81,466	37,594	62,358	17,468
Shares Issued in Lieu of Cash Distributions	3,104	2,444	239	445	—
Shares Redeemed	(38,756)	(25,570)	(1,821)	(13,777)	(2,460)

Net Increase (Decrease) from Shares Issued and Redeemed	47,329	58,340	36,012	49,026	15,008

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$24,078	$4,089	$1,877	$4,918	$6

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA International Small Cap Value Portfolio			International Vector Equity Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Aug. 14, 2008(a) to Oct. 31, 2008
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$118,909	$222,701	$162,639	$4,181	$246
Net Realized Gain (Loss) on:
Investment Securities Sold	(20,925)	28,945	682,920	(3,551)	(27)
Futures	(9,031)	(1,804)	—	(232)	—
Foreign Currency Transactions	(2,189)	(3,478)	3,452	(23)	(19)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,907,503	(4,209,886)	(197,398)	71,485	(16,902)
Futures	(28)	28	—	(1)	1
Translation of Foreign Currency Denominated Amounts	(469)	112	46	(11)	15

Net Increase (Decrease) in Net Assets Resulting from Operations	1,993,770	(3,963,382)	651,659	71,848	(16,686)

Distributions From:
Net Investment Income:
Institutional Class Shares	(105,935)	(245,481)	(179,161)	(3,671)	—
Net Short-Term Gains:
Institutional Class Shares	—	(65,513)	(22,039)	—	—
Net Long-Term Gains:
Institutional Class Shares	(25,433)	(533,622)	(365,355)	—	—

Total Distributions	(131,368)	(844,616)	(566,555)	(3,671)	—

Capital Share Transactions (1):
Shares Issued	1,516,998	2,492,365	2,243,987	203,871	88,814
Shares Issued in Lieu of Cash Distributions	123,396	812,456	539,597	3,533	—
Shares Redeemed	(1,442,587)	(1,877,934)	(1,420,896)	(79,811)	(5,354)

Net Increase (Decrease) from Capital Share Transactions	197,807	1,426,887	1,362,688	127,593	83,460

Total Increase (Decrease) in Net Assets	2,060,209	(3,381,111)	1,447,792	195,770	66,774
Net Assets
Beginning of Period	4,799,748	8,180,859	6,733,067	66,774	—

End of Period	$6,859,957	$4,799,748	$8,180,859	$262,544	$66,774

(1) Shares Issued and Redeemed:
Shares Issued	132,410	143,771	98,177	30,203	10,648
Shares Issued in Lieu of Cash Distributions	10,640	43,511	25,571	455	—
Shares Redeemed	(126,703)	(114,727)	(62,812)	(12,091)	(741)

Net Increase (Decrease) from Shares Issued and Redeemed	16,347	72,555	60,936	18,567	9,907

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$11,837	$681	$33,083	$715	$232

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Portfolio			Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$33,922	$65,186	$61,164	$15,885	$27,317	$17,268
Net Realized Gain (Loss) on:
Investment Securities Sold	37,268	25,666	138,572	(15,114)	(21,877)	98,170
Futures	(2,712)	(348)	—	(630)	(404)	—
Foreign Currency Transactions	(28)	(820)	(116)	(178)	(1,270)	(319)
In-Kind Redemptions	17,805 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	592,684	(1,562,393)	809,069	522,143	(754,950)	268,054
Futures	(30)	30	—	(9)	9	—
Translation of Foreign Currency Denominated Amounts	196	(130)	(26)	168	(175)	74
Change in Deferred Thailand Capital Gains Tax	(1,264)	2,600	(825)	(785)	1,394	(451)

Net Increase (Decrease) in Net Assets Resulting from Operations	677,841	(1,470,209)	1,007,838	521,480	(749,956)	382,796

Distributions From:
Net Investment Income:
Institutional Class Shares	(33,127)	(63,916)	(50,360)	(16,832)	(24,950)	(13,632)
Net Short-Term Gains:
Institutional Class Shares	—	(855)	—	—	(7,087)	(5,938)
Net Long-Term Gains:
Institutional Class Shares	(20,948)	(126,608)	(14,375)	—	(83,694)	(46,706)

Total Distributions	(54,075)	(191,379)	(64,735)	(16,832)	(115,731)	(66,276)

Capital Share Transactions (1):
Shares Issued	448,802	564,637	654,824	278,046	293,300	507,036
Shares Issued in Lieu of Cash Distributions	48,701	160,500	52,208	15,192	95,251	60,107
Shares Redeemed	(663,241)*	(943,731)	(606,683)	(211,257)	(433,687)	(264,459)

Net Increase (Decrease) from Capital Share Transactions	(165,738)	(218,594)	100,349	81,981	(45,136)	302,684

Total Increase (Decrease) in Net Assets	458,028	(1,880,182)	1,043,452	586,629	(910,823)	619,204
Net Assets
Beginning of Period	1,508,260	3,388,442	2,344,990	547,329	1,458,152	838,948

End of Period	$1,966,288	$1,508,260	$3,388,442	$1,133,958	$547,329	$1,458,152

(1) Shares Issued and Redeemed:
Shares Issued	23,617	20,801	21,863	23,468	17,412	23,711
Shares Issued in Lieu of Cash Distributions	2,705	5,181	1,846	1,244	4,649	3,382
Shares Redeemed	(36,851)	(33,697)	(19,853)	(18,390)	(24,805)	(12,406)

Net Increase (Decrease) from Shares Issued and Redeemed	(10,529)	(7,715)	3,856	6,322	(2,744)	14,687

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,281	$5,826	$10,896	$2,323	$3,451	$2,393

*	See Note M in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Emerging Markets Core Equity Portfolio				DFA One-Year Fixed Income Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$36,040	$42,186 $		24,655	$45,017	$102,695	$149,623
Net Realized Gain (Loss) on:
Investment Securities Sold	(25,567)	(64,050)		7,602	6,804	—	—
Futures	(873)	—		—	—	—	—
Foreign Currency Transactions	(297)	(1,282)		(348)	—	—	—
In-Kind Redemptions	—	1,902	*	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	981,322	(1,113,650)		426,503	30,261	(14,362)†	2,923 †
Futures	(4)	4		—	—	—	—
Translation of Foreign Currency Denominated Amounts	33	30		(1)	—	—	—
Change in Deferred Thailand Capital Gains Tax	(1,800)	1,150		(772)	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	988,854	(1,133,710)		457,639	82,082	88,333	152,546

Distributions From:
Net Investment Income:
Institutional Class Shares	(29,028)	(40,942)		(23,343)	(72,237)	(102,391)	(149,471)
Return of Capital	—	(204)		—	—	—	—
Net Short-Term Gains:
Institutional Class Shares	—	(1,827)		(1,657)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	(5,265)		(1,602)	—	—	—

Total Distributions	(29,028)	(48,238)		(26,602)	(72,237)	(102,391)	(149,471)

Capital Share Transactions (1):
Shares Issued	935,028	940,532		857,837	2,452,200 **	1,593,555	2,045,675
Shares Issued in Lieu of Cash Distributions	27,561	47,045		25,903	70,060	100,257	146,025
Shares Redeemed	(622,906)	(479,569	)*	(307,447)	(1,456,910)	(1,714,911)	(1,383,749)

Net Increase (Decrease) from Capital Share Transactions	339,683	508,008		576,293	1,065,350	(21,099)	807,951

Total Increase (Decrease) in Net Assets	1,299,509	(673,940)		1,007,330	1,075,195	(35,157)	811,026
Net Assets
Beginning of Period	1,155,526	1,829,466		822,136	3,194,420	3,229,577	2,418,551

End of Period	$2,455,035	$1,155,526		$1,829,466	$4,269,615	$3,194,420	$3,229,577

(1) Shares Issued and Redeemed:
Shares Issued	84,048	59,236		46,855	234,250	156,545	200,504
Shares Issued in Lieu of Cash Distributions	2,073	3,094		1,454	6,837	9,865	14,346
Shares Redeemed	(54,153)	(31,680)		(16,331)	(141,838)	(168,625)	(135,669)

Net Increase (Decrease) from Shares Issued and Redeemed	31,968	30,650		31,978	99,249	(2,215)	79,181

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$6,664	$(45	) $	(11)	$3,329	$9,703	$545

*	See Note M in the Notes to Financial Statements.
**	Includes $42,141 in capital contributions related to the liquidation of The DFA One-Year Fixed Income Series. See Organization note within the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Two-Year Global Fixed Income Portfolio			DFA Selectively Hedged Global Fixed Income Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Jan. 9, 2008(a) to Oct. 31, 2008
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$60,183	$120,570	$71,628	$5,966	$5,310
Net Realized Gain (Loss) on:
Investment Securities Sold	25,365	—	—	384	84
Foreign Currency Transactions	25,954	—	—	(15,821)	(7,531)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(6,521)	(29,349)†	64,546 †	32,803	(28,840)
Translation of Foreign Currency Denominated Amounts	6,818	—	—	806	(472)

Net Increase (Decrease) in Net Assets Resulting from Operations	111,799	91,221	136,174	24,138	(31,449)

Distributions From:
Net Investment Income:
Institutional Class Shares	(137,717)	(99,225)	(78,938)	—	—
Return of Capital	—	—	—	—	(68)
Net Short-Term Gains:
Institutional Class Shares	—	(300)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	(299)	—	—	—

Total Distributions	(137,717)	(99,824)	(78,938)	—	(68)

Capital Share Transactions (1):
Shares Issued	1,712,693 *	860,433	1,087,521	137,279	300,770
Shares Issued in Lieu of Cash Distributions	135,759	98,963	78,258	—	68
Shares Redeemed	(1,101,490)	(923,706)	(548,739)	(56,142)	(71,156)

Net Increase (Decrease) from Capital Share Transactions	746,962	35,690	617,040	81,137	229,682

Total Increase (Decrease) in Net Assets	721,044	27,087	674,276	105,275	198,165
Net Assets
Beginning of Period	3,124,985	3,097,898	2,423,622	198,165	—

End of Period	$3,846,029	$3,124,985	$3,097,898	$303,440	$198,165

(1) Shares Issued and Redeemed:
Shares Issued	166,814	83,111	105,633	14,290	29,751
Shares Issued in Lieu of Cash Distributions	13,402	9,614	7,641	—	7
Shares Redeemed	(107,449)	(89,218)	(53,359)	(6,214)	(7,505)

Net Increase (Decrease) from Shares Issued and Redeemed	72,767	3,507	59,915	8,076	22,253

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$35,357	$78,106	$206	$(262)	$4

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

*	Includes $3,286 in capital contributions related to the liquidation of The DFA Two-Year Global Fixed Income Series. See Organization note within the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Five-Year Government Portfolio			DFA Five-Year Global Fixed Income Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$24,640	$30,580	$51,637	$75,449	$83,061	$87,390
Net Realized Gain (Loss) on:
Investment Securities Sold	27,247	2,704	—	19,184	(7,737)	(13,531)
Foreign Currency Transactions	—	—	—	49,631	(17,965)	(29,264)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	22,977	4,964	645	87,483	8,004	31,164
Translation of Foreign Currency Denominated Amounts	—	—	—	(3,992)	(14,921)	67,297

Net Increase (Decrease) in Net Assets Resulting from Operations	74,864	38,248	52,282	227,755	50,442	143,056

Distributions From:
Net Investment Income:
Institutional Class Shares	(25,750)	(38,626)	(49,378)	(61,945)	(96,473)	(60,967)
Return of Capital	—	—	—	—	(5,349)	—

Total Distributions	(25,750)	(38,626)	(49,378)	(61,945)	(101,822)	(60,967)

Capital Share Transactions (1):
Shares Issued	312,955	358,924	467,057	1,025,996	1,006,419	1,355,752
Shares Issued in Lieu of Cash Distributions	24,243	37,437	48,237	57,682	96,878	58,427
Shares Redeemed	(493,112)	(497,555)	(233,710)	(1,347,958)	(1,217,579)	(399,133)

Net Increase (Decrease) from Capital Share Transactions	(155,914)	(101,194)	281,584	(264,280)	(114,282)	1,015,046

Total Increase (Decrease) in Net Assets	(106,800)	(101,572)	284,488	(98,470)	(165,662)	1,097,135
Net Assets
Beginning of Period	1,115,037	1,216,609	932,121	3,319,257	3,484,919	2,387,784

End of Period	$1,008,237	$1,115,037	$1,216,609	$3,220,787	$3,319,257	$3,484,919

(1) Shares Issued and Redeemed:
Shares Issued	28,916	34,739	44,986	92,928	93,497	126,584
Shares Issued in Lieu of Cash Distributions	2,254	3,640	4,674	5,258	9,019	5,452
Shares Redeemed	(45,608)	(48,135)	(22,517)	(122,986)	(113,277)	(37,300)

Net Increase (Decrease) from Shares Issued and Redeemed	(14,438)	(9,756)	27,143	(24,800)	(10,761)	94,736

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$4,029	$5,139	$13,185	$51,072	$1,377	$35,427

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Intermediate Government Fixed Income Portfolio			DFA Short-Term Extended Quality Portfolio	DFA Inflation-Protected Securities Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period March 4, 2009(a) to Oct. 31, 2009	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,735	$55,814	$51,217	$5,346	$6,445	$22,209	$4,228
Net Realized Gain (Loss) on Investment Securities Sold	6,168	6,370	99	287	(774)	416	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	71,964	(24,474)	43,651	11,089	77,881	(60,021)	11,920

Net Increase (Decrease) in Net Assets Resulting from Operations	133,867	37,710	94,967	16,722	83,552	(37,396)	16,148

Distributions From:
Net Investment Income:
Institutional Class Shares	(56,385)	(59,933)	(46,222)	(4,322)	(3,971)	(19,588)	(2,996)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	—	(80)	—	—
Net Long-Term Gains:
Institutional Class Shares	(6,325)	(112)	(310)	—	(401)	—	—

Total Distributions	(62,710)	(60,045)	(46,532)	(4,322)	(4,452)	(19,588)	(2,996)

Capital Share Transactions (1):
Shares Issued	524,999	443,281	484,902	377,923	478,535	273,593	197,991
Shares Issued in Lieu of Cash Distributions	58,792	56,181	42,284	4,280	4,435	19,520	2,996
Shares Redeemed	(419,307)	(543,466)	(132,160)	(16,128)	(159,707)	(104,785)	(8,035)

Net Increase (Decrease) from Capital Share Transactions	164,484	(44,004)	395,026	366,075	323,263	188,328	192,952

Total Increase (Decrease) in Net Assets	235,641	(66,339)	443,461	378,475	402,363	131,344	206,104
Net Assets
Beginning of Period	1,248,514	1,314,853	871,392	—	371,747	240,403	34,299

End of Period	$1,484,155	$1,248,514	$1,314,853	$378,475	$774,110	$371,747	$240,403

(1) Shares Issued and Redeemed:
Shares Issued	42,884	37,222	42,833	36,989	46,497	25,237	19,382
Shares Issued in Lieu of Cash Distributions	4,837	4,761	3,751	414	459	1,803	298
Shares Redeemed	(34,207)	(45,743)	(11,629)	(1,558)	(15,790)	(9,793)	(786)

Net Increase (Decrease) from Shares Issued and Redeemed	13,514	(3,760)	34,955	35,845	31,166	17,247	18,894

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$9,734	$10,384	$14,503	$1,051	$6,361	$3,952	$1,299

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	DFA Short-Term Municipal Bond Portfolio			DFA California Short-Term Municipal Bond Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$20,579	$18,477	$25,609	$4,172	$3,606	$1,493
Net Realized Gain (Loss) on Investment Securities Sold	—	—	—	23	(19)	(4)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	22,482	(3,435)	2,926	4,608	(1,259)	210

Net Increase (Decrease) in Net Assets Resulting from Operations	43,061	15,042	28,535	8,803	2,328	1,699

Distributions From:
Net Investment Income:
Institutional Class Shares	(20,942)	(18,834)	(24,969)	(4,257)	(3,577)	(1,116)

Total Distributions	(20,942)	(18,834)	(24,969)	(4,257)	(3,577)	(1,116)

Capital Share Transactions (1):
Shares Issued	617,393	411,057	452,239	124,576	152,527	143,647
Shares Issued in Lieu of Cash Distributions	20,381	18,360	24,353	4,153	3,453	1,060
Shares Redeemed	(483,552)	(382,133)	(229,674)	(103,416)	(102,799)	(16,307)

Net Increase (Decrease) from Capital Share Transactions	154,222	47,284	246,918	25,313	53,181	128,400

Total Increase (Decrease) in Net Assets	176,341	43,492	250,484	29,859	51,932	128,983
Net Assets
Beginning of Period	991,918	948,426	697,942	180,915	128,983	—

End of Period	$1,168,259	$991,918	$948,426	$210,774	$180,915	$128,983

(1) Shares Issued and Redeemed:
Shares Issued	60,500	40,917	45,158	12,194	15,158	14,330
Shares Issued in Lieu of Cash Distributions	2,002	1,829	2,434	407	344	106
Shares Redeemed	(47,480)	(38,066)	(22,928)	(10,148)	(10,222)	(1,624)

Net Increase (Decrease) from Shares Issued and Redeemed	15,022	4,680	24,664	2,453	5,280	12,812

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,807	$2,170	$2,527	$354	$439	$399

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Large Company Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$28.57		$43.61		$41.24		$36.79		$34.59		$31.16

Income From Investment Operations
Net Investment Income (Loss)	0.67	(A)	0.72	(A)	0.80	(A)	0.71	(A)	0.60		0.61
Net Gains (Losses) on Securities (Realized and Unrealized)	2.08		(14.96)		2.33		4.41		2.28		3.31

Total From Investment Operations	2.75		(14.24)		3.13		5.12		2.88		3.92

Less Distributions
Net Investment Income	(0.72)		(0.80)		(0.76)		(0.67)		(0.68)		(0.49)
Net Realized Gains	—		—		—		—		—		—

Total Distributions	(0.72)		(0.80)		(0.76)		(0.67)		(0.68)		(0.49)

Net Asset Value, End of Period	$30.60		$28.57		$43.61		$41.24		$36.79		$34.59

Total Return	10.08%		(33.14	)%(C)	7.66%		14.12%		8.41%		12.68%

Net Assets, End of Period (thousands)	$2,719,418		$2,544,038		$3,415,833		$2,868,811		$2,088,128		$1,440,869
Ratio of Expenses to Average Net Assets	0.15	%(D)	0.15	%(B)(D)	0.15	%(D)	0.15	%(D)	0.15	%(D)	0.15	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.17	%(D)	0.15	%(B)(D)	0.15	%(D)	0.19	%(D)	0.30	%(D)	0.30	%(D)
Ratio of Net Investment Income to Average Net Assets	2.48%		2.05	%(B)	1.85%		1.85%		1.78%		1.92%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

	Enhanced U.S. Large Company Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$6.47		$10.91		$10.95		$9.82		$9.35		$8.42

Income From Investment Operations
Net Investment Income (Loss)	0.05	(A)	0.39	(A)	0.30	(A)	0.12	(A)	0.29		0.09
Net Gains (Losses) on Securities (Realized and Unrealized)	0.61		(3.74)		0.45		1.19		0.37		0.94

Total From Investment Operations	0.66		(3.35)		0.75		1.31		0.66		1.03

Less Distributions
Net Investment Income	(0.59)		(0.36)		(0.36)		(0.18)		(0.19)		(0.10)
Net Realized Gains	(0.06)		(0.73)		(0.43)		—		—		—

Total Distributions	(0.65)		(1.09)		(0.79)		(0.18)		(0.19)		(0.10)

Net Asset Value, End of Period	$6.48		$6.47		$10.91		$10.95		$9.82		$9.35

Total Return	12.23%		(33.89	)%(C)	7.13%		13.52%		7.08%		12.28%

Net Assets, End of Period (thousands)	$165,231		$200,331		$337,050		$347,216		$313,543		$221,744
Ratio of Expenses to Average Net Assets	0.29	%**	0.25	%(B)(D)	0.25	%(D)	0.26	%(D)	0.34	%(D)	0.37	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.29	%**	0.25	%(B)(D)	0.25	%(D)	0.26	%(D)	0.34	%(D)	0.37	%(D)
Ratio of Net Investment Income to Average Net Assets	0.86%		4.74	%(B)	2.67%		1.19%		3.11%		0.95%
Portfolio Turnover Rate	46	%*	N/A		N/A		N/A		N/A		N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Enhanced U.S. Large Company Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Large Cap Value Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$14.58	$24.44	$25.40	$21.93	$19.37	$16.14

Income From Investment Operations
Net Investment Income (Loss)	0.31	(A)	0.36	(A)	0.33	(A)	0.38	(A)	0.30	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	1.28	(8.83)	(0.43)	3.50	2.49	3.28

Total From Investment Operations	1.59	(8.47)	(0.10)	3.88	2.79	3.44
Less Distributions
Net Investment Income	(0.34)	(0.35)	(0.32)	(0.35)	(0.23)	(0.21)
Net Realized Gains	(0.02)	(1.04)	(0.54)	(0.06)	—	—

Total Distributions	(0.36)	(1.39)	(0.86)	(0.41)	(0.23)	(0.21)
Net Asset Value, End of Period	$15.81	$14.58	$24.44	$25.40	$21.93	$19.37

Total Return	11.76%	(36.63	)%(C)	(0.49)%	17.97%	14.49%	21.48%
Net Assets, End of Period (thousands)	$5,863,652	$5,330,448	$7,535,552	$6,410,086	$4,046,083	$2,630,361
Ratio of Expenses to Average Net Assets (D)	0.30%	0.28	%(B)	0.27%	0.28%	0.30%	0.32%
Ratio of Net Investment Income to Average Net Assets	2.26%	1.86	%(B)	1.28%	1.64%	1.48%	0.89%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Targeted Value Portfolio- Institutional Class Shares	U.S. Targeted Value Portfolio- Class R1 Shares	U.S. Targeted Value Portfolio- Class R2 Shares
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Jan. 31, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period June 30, 2008(a) to Oct. 31, 2008

Net Asset Value, Beginning of Period	$10.84	$15.89	$18.69	$17.33	$17.09	$15.14	$7.43	$10.00	$7.83	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.12	(A)	0.18	(A)	0.20	(A)	0.21	(A)	0.32	0.86	0.08	(A)	0.09	(A)	0.07	(A)	0.04	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.88	(4.68)	(1.32)	2.84	1.59	2.88	0.59	(2.56)	0.63	(2.17)

Total From Investment Operations	1.00	(4.50)	(1.12)	3.05	1.91	3.74	0.67	(2.47)	0.70	(2.13)

Less Distributions
Net Investment Income	(0.14)	(0.15)	(0.20)	(0.25)	(0.23)	(0.90)	(0.12)	(0.10)	(0.11)	(0.04)
Net Realized Gains	—	(0.40)	(1.48)	(1.44)	(1.44)	(0.89)	—	—	—	—

Total Distributions	(0.14)	(0.55)	(1.68)	(1.69)	(1.67)	(1.79)	(0.12)	(0.10)	(0.11)	(0.04)

Net Asset Value, End of Period	$11.70	$10.84	$15.89	$18.69	$17.33	$17.09	$7.98	$7.43	$8.42	$7.83

Total Return	9.47%	(29.27	)%(C)	(6.59)%	19.48%	12.17%	27.36%	9.36%	(24.96	)%(C)	9.23%	(21.40	)%(C)

Net Assets, End of Period (thousands)	$1,449,437	$855,448	$554,805	$215,338	$172,595	$159,325	$31,393	$25,599	$2,930	$1,715
Ratio of Expenses to Average Net Assets	0.41%	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)	0.50	%(D)	0.52%	0.50	%(B)(E)	0.67%	0.66	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.41%	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)	0.48	%(D)	0.52%	0.50	%(B)(E)	0.67%	0.66	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.19%	1.39	%(B)	1.12%	1.19%	1.91%	0.27%	1.12%	1.24	%(B)(E)	0.91%	1.35	%(B)(E)
Portfolio Turnover Rate	17%	20	%(C)	9	%(C)*	N/A	N/A	N/A	17%	20	%(C)	17%	20	%(C)

* For	the period March 30, 2007 through November 30, 2007. Effective March 30, 2007, the U.S. Targeted Value Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period December 1, 2006 through March 29, 2007, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$16.32		$26.49		$31.59		$28.74		$27.71		$23.26

Income From Investment Operations
Net Investment Income (Loss)	0.04	(A)	0.18	(A)	0.30	(A)	0.28	(A)	0.29		0.30
Net Gains (Losses) on Securities (Realized and Unrealized)	1.54		(7.86)		(2.72)		5.06		2.66		5.73

Total From Investment Operations	1.58		(7.68)		(2.42)		5.34		2.95		6.03

Less Distributions
Net Investment Income	(0.21)		(0.22)		(0.28)		(0.23)		(0.26)		(0.38)
Net Realized Gains	—		(2.27)		(2.40)		(2.26)		(1.66)		(1.20)

Total Distributions	(0.21)		(2.49)		(2.68)		(2.49)		(1.92)		(1.58)

Net Asset Value, End of Period	$17.69		$16.32		$26.49		$31.59		$28.74		$27.71

Total Return	9.97%		(31.80	)%(C)	(8.41)%		20.29%		11.32%		27.46%

Net Assets, End of Period (thousands)	$5,669,659		$5,503,945		$8,802,846		$8,738,278		$6,924,234		$5,795,166
Ratio of Expenses to Average Net Assets	0.54	%**	0.52	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)	0.56	%(D)
Ratio of Net Investment Income to Average Net Assets	0.27%		0.86	%(B)	0.98%		0.94%		1.04%		0.04%
Portfolio Turnover Rate	21	%*	N/A		N/A		N/A		N/A		N/A

* For	the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the U.S. Small Cap Value Portfolio invests directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$7.81	$11.83	$11.50	$10.22	$10.00	$7.73	$11.77	$11.65	$10.24	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.15	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03	0.14	(A)	0.17	(A)	0.19	(A)	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	0.73	(4.03)	0.35	1.28	0.19	0.66	(4.04)	0.13	1.40	0.21

Total From Investment Operations	0.88	(3.86)	0.54	1.45	0.22	0.80	(3.87)	0.32	1.57	0.24
Less Distributions
Net Investment Income	(0.15)	(0.16)	(0.18)	(0.17)	—	(0.14)	(0.17)	(0.17)	(0.16)	—
Net Realized Gains	—	—	(0.03)	—	—	—	—	(0.03)	—	—

Total Distributions	(0.15)	(0.16)	(0.21)	(0.17)	—	(0.14)	(0.17)	(0.20)	(0.16)	—
Net Asset Value, End of Period	$8.54	$7.81	$11.83	$11.50	$10.22	$8.39	$7.73	$11.77	$11.65	$10.24

Total Return	11.64%	(32.85	)%(C)	4.68%	14.35%	2.20	%(C)	10.66%	(33.16	)%(C)	2.78%	15.50%	2.40	%(C)
Net Assets, End of Period (thousands)	$1,989,583	$1,320,562	$1,210,031	$652,270	$123,591	$3,804,325	$2,501,028	$2,939,420	$1,216,310	$182,078
Ratio of Expenses to Average Net Assets	0.22%	0.20	%(B)	0.20%	0.23%	0.23	%(B)(E)	0.24%	0.23	%(B)	0.23%	0.26%	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.22%	0.20	%(B)	0.20%	0.23%	0.37	%(B)(E)	0.24%	0.23	%(B)	0.23%	0.26%	0.38	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.02%	1.78	%(B)	1.53%	1.52%	1.85	%(B)(E)	1.89%	1.77	%(B)	1.55%	1.55%	1.92	%(B)(E)
Portfolio Turnover Rate	7%	5	%(C)	10%	6%	0	%(C)	4%	8	%(C)	7%	5%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

U.S. Vector Equity Portfolio	T.A. U.S. Core Equity 2 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 30, 2005(a) to Nov. 30, 2006	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period Oct. 4, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$7.48	$11.38	$11.79	$10.00	$6.31	$9.40	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.11	(A)	0.15	(A)	0.16	(A)	0.13	(A)	0.11	(A)	0.13	(A)	0.02	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.57	(3.89)	(0.25)	1.73	0.52	(3.12)	(0.62)

Total From Investment Operations	0.68	(3.74)	(0.09)	1.86	0.63	(2.99)	(0.60)
Less Distributions
Net Investment Income	(0.13)	(0.16)	(0.14)	(0.07)	(0.11)	(0.10)	—
Net Realized Gains	—	—	(0.18)	—	—	—	—

Total Distributions	(0.13)	(0.16)	(0.32)	(0.07)	(0.11)	(0.10)	—
Net Asset Value, End of Period	$8.03	$7.48	$11.38	$11.79	$6.83	$6.31	$9.40

Total Return	9.47%	(33.29	)%(C)	(0.87)%	18.65	%(C)	10.28%	(32.16	)%(C)	(6.00	)%(C)
Net Assets, End of Period (thousands)	$1,178,114	$850,623	$959,742	$403,312	$1,444,886	$585,165	$106,507
Ratio of Expenses to Average Net Assets	0.35%	0.34	%(B)	0.34%	0.36	%(B)(E)	0.28%	0.29	%(B)	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.35%	0.34	%(B)	0.33%	0.39	%(B)(E)	0.28%	0.29	%(B)	0.60	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.60%	1.66	%(B)	1.29%	1.24	%(B)(E)	1.82%	1.75	%(B)	2.09	%(B)(E)
Portfolio Turnover Rate	11%	11	%(C)	14%	24	%(C)	5%	9	%(C)	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	U.S. Small Cap Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$13.35		$20.64		$22.46		$20.75		$19.13		$16.52

Income From Investment Operations
Net Investment Income (Loss)	0.06	(A)	0.14	(A)	0.21	(A)	0.17	(A)	0.15		0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	1.65		(6.08)		(0.66)		2.84		1.75		2.67

Total From Investment Operations	1.71		(5.94)		(0.45)		3.01		1.90		2.72

Less Distributions
Net Investment Income	(0.17)		(0.17)		(0.21)		(0.13)		(0.13)		(0.10)
Net Realized Gains	—		(1.18)		(1.16)		(1.17)		(0.15)		—
Tax Return of Capital	—		—		—		—		—		(0.01)

Total Distributions	(0.17)		(1.35)		(1.37)		(1.30)		(0.28)		(0.11)

Net Asset Value, End of Period	$14.89		$13.35		$20.64		$22.46		$20.75		$19.13

Total Return	13.08%		(30.67	)%(C)	(2.17)%		15.49%		10.04%		16.59%

Net Assets, End of Period (thousands)	$2,522,001		$2,066,849		$3,285,093		$3,297,199		$2,641,670		$2,137,970
Ratio of Expenses to Average Net Assets	0.40	%**	0.38	%(B)(D)	0.38	%(D)	0.38	%(D)	0.40	%(D)	0.41	%(D)
Ratio of Net Investment Income to Average Net Assets	0.50%		0.86	%(B)	0.95%		0.82%		0.78%		0.22%
Portfolio Turnover Rate	17	%*	N/A		N/A		N/A		N/A		N/A

	U.S. Micro Cap Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$9.19		$14.80		$16.83		$15.91		$15.06		$13.34

Income From Investment Operations
Net Investment Income (Loss)	0.03	(A)	0.10	(A)	0.14	(A)	0.10	(A)	0.07		0.19
Net Gains (Losses) on Securities (Realized and Unrealized)	0.54		(4.32)		(0.69)		2.04		1.43		1.93

Total From Investment Operations	0.57		(4.22)		(0.55)		2.14		1.50		2.12

Less Distributions
Net Investment Income	(0.19)		(0.13)		(0.13)		(0.08)		(0.06)		(0.22)
Net Realized Gains	—		(1.26)		(1.35)		(1.14)		(0.59)		(0.18)
Tax Return of Capital	—		—		—		—		—		—

Total Distributions	(0.19)		(1.39)		(1.48)		(1.22)		(0.65)		(0.40)

Net Asset Value, End of Period	$9.57		$9.19		$14.80		$16.83		$15.91		$15.06

Total Return	6.61%		(31.33	)%(C)	(3.63)%		14.52%		10.33%		16.34%

Net Assets, End of Period (thousands)	$2,818,365		$2,924,225		$4,700,371		$4,824,003		$3,949,511		$3,214,520
Ratio of Expenses to Average Net Assets	0.54	%**	0.53	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)	0.56	%(D)
Ratio of Net Investment Income to Average Net Assets	0.38%		0.91	%(B)	0.89%		0.64%		0.48%		0.06%
Portfolio Turnover Rate	12	%*	N/A		N/A		N/A		N/A		N/A

*	For the period February 28, 2009 through October 31, 2009. Effective February 28, 2009, the Portfolios invest directly in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolio and for the period November 1, 2008 through February 27, 2009, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Real Estate Securities Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$16.16	$27.20	$33.80	$25.75	$23.02	$18.80

Income From Investment Operations
Net Investment Income (Loss)	0.58	(A)	0.64	(A)	0.62	(A)	0.64	(A)	0.82	0.62
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.62)	(9.28)	(5.64)	8.84	3.33	4.47

Total From Investment Operations	(0.04)	(8.64)	(5.02)	9.48	4.15	5.09

Less Distributions
Net Investment Income	(0.83)	(0.30)	(0.70)	(1.02)	(0.86)	(0.71)
Net Realized Gains	—	(2.10)	(0.88)	(0.41)	(0.56)	(0.16)

Total Distributions	(0.83)	(2.40)	(1.58)	(1.43)	(1.42)	(0.87)

Net Asset Value, End of Period	$15.29	$16.16	$27.20	$33.80	$25.75	$23.02

Total Return	0.98%	(34.46	)%(C)	(15.45)%	38.23%	18.81%	29.44%

Net Assets, End of Period (thousands)	$2,018,559	$1,746,961	$2,671,457	$2,837,026	$1,836,650	$1,308,898
Ratio of Expenses to Average Net Assets	0.36%	0.33	%(B)	0.33%	0.33%	0.37%	0.39%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.01	%(B)	1.99%	2.25%	3.11%	3.61%
Portfolio Turnover Rate	2%	13	%(C)	17%	10%	3%	6%

Large Cap International Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$14.81	$27.18	$23.60	$19.00	$17.31	$14.65

Income From Investment Operations
Net Investment Income (Loss)	0.48	(A)	0.68	(A)	0.68	(A)	0.55	(A)	0.44	0.31
Net Gains (Losses) on Securities (Realized and Unrealized)	3.16	(12.06)	3.57	4.68	1.72	2.86

Total From Investment Operations	3.64	(11.38)	4.25	5.23	2.16	3.17

Less Distributions
Net Investment Income	(0.43)	(0.64)	(0.67)	(0.63)	(0.47)	(0.51)
Net Realized Gains	—	(0.35)	—	—	—	—

Total Distributions	(0.43)	(0.99)	(0.67)	(0.63)	(0.47)	(0.51)

Net Asset Value, End of Period	$18.02	$14.81	$27.18	$23.60	$19.00	$17.31

Total Return	25.20%	(43.14	)%(C)	18.18%	28.00%	12.73%	22.09%

Net Assets, End of Period (thousands)	$1,364,351	$1,206,860	$2,224,180	$1,673,239	$1,125,455	$844,883
Ratio of Expenses to Average Net Assets	0.32%	0.29	%(B)	0.29%	0.29%	0.37%	0.41%
Ratio of Net Investment Income to Average Net Assets	3.14%	3.18	%(B)	2.62%	2.56%	2.41%	2.07%
Portfolio Turnover Rate	12%	12	%(C)	5%	4%	4%	1%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

International Core Equity Portfolio	T.A World ex U.S. Core Equity Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Year Ended Oct. 31, 2009	Period March 6, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$7.46	$14.35	$12.82	$10.07	$10.00	$5.85	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.23	(A)	0.37	(A)	0.35	(A)	0.28	(A)	0.04	(A)	0.16	(A)	0.15	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	2.32	(6.76)	1.54	2.71	0.03	2.27	(4.15)

Total From Investment Operations	2.55	(6.39)	1.89	2.99	0.07	2.43	(4.00)
Less Distributions
Net Investment Income	(0.22)	(0.35)	(0.32)	(0.24)	—	(0.15)	(0.15)
Net Realized Gains	—	(0.15)	(0.04)	—	—	—	—

Total Distributions	(0.22)	(0.50)	(0.36)	(0.24)	—	(0.15)	(0.15)
Net Asset Value, End of Period	$9.79	$7.46	$14.35	$12.82	$10.07	$8.13	$5.85

Total Return	34.81%	(45.76	)%(C)	14.83%	30.06%	0.70	%(C)	42.13%	(40.61	)%(C)
Net Assets, End of Period (thousands)	$3,699,842	$1,981,049	$2,342,187	$851,077	$121,249	$668,728	$228,318
Ratio of Expenses to Average Net Assets	0.41%	0.41	%(B)	0.41%	0.48%	0.49	%(B)(E)	0.54%	0.60	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.41%	0.41	%(B)	0.41%	0.46%	0.90	%(B)(E)	0.51%	0.85	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.84%	3.39	%(B)	2.49%	2.35%	1.89	%(B)(E)	2.38%	3.27	%(B)(E)
Portfolio Turnover Rate	5%	4	%(C)	4%	2%	0	%(C)	5%	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

International Small Company Portfolio	Japanese Small Company Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$10.07	$20.80	$19.43	$16.19	$14.12	$11.00	$11.97	$16.75	$17.23	$17.97	$13.99	$10.80

Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.44	(A)	0.43	(A)	0.36	(A)	0.31	(A)	0.22	0.22	(A)	0.29	(A)	0.27	(A)	0.22	(A)	0.16	(A)	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	3.91	(9.55)	2.07	4.02	2.38	3.24	2.39	(4.78)	(0.52)	(0.73)	4.00	3.16

Total From Investment Operations	4.19	(9.11)	2.50	4.38	2.69	3.46	2.61	(4.49)	(0.25)	(0.51)	4.16	3.38
Less Distributions
Net Investment Income	(0.27)	(0.45)	(0.46)	(0.36)	(0.29)	(0.34)	(0.26)	(0.29)	(0.23)	(0.23)	(0.18)	(0.19)
Net Realized Gains	—	(1.17)	(0.67)	(0.78)	(0.33)	—	—	—	—	—	—	—

Total Distributions	(0.27)	(1.62)	(1.13)	(1.14)	(0.62)	(0.34)	(0.26)	(0.29)	(0.23)	(0.23)	(0.18)	(0.19)
Net Asset Value, End of Period	$13.99	$10.07	$20.80	$19.43	$16.19	$14.12	$14.32	$11.97	$16.75	$17.23	$17.97	$13.99

Total Return	42.34%	(47.13	)%(C)	13.29%	28.51%	19.74%	32.10%	22.08%	(27.16	)%(C)	(1.51)%	(2.94)%	30.13%	31.79%
Net Assets, End of Period (thousands)	$4,269,864	$3,084,373	$5,597,209	$4,546,071	$2,725,231	$1,658,184	$114,058	$133,373	$199,080	$168,957	$169,995	$65,879
Ratio of Expenses to Average Net Assets (D)	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.69%	0.59%	0.58	%(B)	0.56%	0.61%	0.68%	0.73%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.57%	0.55	%(B)	0.55%	0.56%	0.64%	0.69%	0.59%	0.58	%(B)	0.56%	0.58%	0.68%	0.79%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.90	%(B)	2.03%	2.04%	2.05%	1.82%	1.68%	2.18	%(B)	1.51%	1.19%	1.03%	1.01%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.67	$28.73	$20.26	$15.28	$14.54	$12.10	$14.27	$31.29	$32.97	$24.65	$23.47	$19.26

Income From Investment Operations
Net Investment Income (Loss)	0.50	(A)	0.83	(A)	0.79	(A)	0.64	(A)	0.70	0.50	0.55	(A)	0.77	(A)	0.78	(A)	0.61	(A)	0.64	(A)	0.48
Net Gains (Losses) on Securities (Realized and Unrealized)	8.95	(17.04)	8.43	4.92	0.54	2.58	5.44	(15.84)	(0.08)	9.61	2.15	4.87

Total From Investment Operations	9.45	(16.21)	9.22	5.56	1.24	3.08	5.99	(15.07)	0.70	10.22	2.79	5.35
Less Distributions
Net Investment Income	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.64)	(0.43)	(0.72)	(1.03)	(0.68)	(0.59)	(1.14)
Net Realized Gains	—	—	—	—	—	—	—	(1.22)	(1.35)	(1.22)	(1.02)	—
Return of Capital	—	—	—	—	—	—	—	(0.01)	—	—	—	—

Total Distributions	(0.53)	(0.85)	(0.75)	(0.58)	(0.50)	(0.64)	(0.43)	(1.95)	(2.38)	(1.90)	(1.61)	(1.14)
Net Asset Value, End of Period	$20.59	$11.67	$28.73	$20.26	$15.28	$14.54	$19.83	$14.27	$31.29	$32.97	$24.65	$23.47

Total Return	84.11%	(57.94	)%(C)	46.55%	37.52%	8.81%	26.73%	42.81%	(50.97	)%(C)	1.94%	44.15%	12.35%	29.05%
Net Assets, End of Period (thousands)	$101,853	$64,044	$146,307	$71,537	$38,927	$26,735	$27,863	$25,883	$37,139	$31,808	$20,578	$15,816
Ratio of Expenses to Average Net Assets(D)	0.65%	0.62	%(B)	0.62%	0.64%	0.74%	0.80%	0.61%	0.59	%(B)	0.59%	0.60%	0.70%	0.74%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.65%	0.61	%(B)	0.59%	0.64%	0.86%	0.96%	0.70%	0.65	%(B)	0.62%	0.67%	0.89%	1.04%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.85	%(B)	3.13%	3.68%	3.89%	3.29%	3.62%	3.41	%(B)	2.28%	2.20%	2.70%	2.21%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Continental Small Company Portfolio	DFA International Real Estate Securities Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period March 1, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$10.73	$22.95	$20.47	$15.78	$14.12	$12.60	$4.18	$9.35	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.52	(A)	0.40	(A)	0.31	(A)	0.21	0.17	0.26	(A)	0.34	(A)	0.23	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	4.29	(11.32)	3.00	6.28	2.28	3.64	0.91	(5.08)	(0.76)

Total From Investment Operations	4.57	(10.80)	3.40	6.59	2.49	3.81	1.17	(4.74)	(0.53)

Less Distributions
Net Investment Income	(0.28)	(0.45)	(0.38)	(0.34)	(0.30)	(0.50)	(0.11)	(0.43)	(0.12)
Net Realized Gains	—	(0.96)	(0.54)	(1.56)	(0.53)	(1.79)	—	—	—
Return of Capital	—	(0.01)	—	—	—	—	—	—	—

Total Distributions	(0.28)	(1.42)	(0.92)	(1.90)	(0.83)	(2.29)	(0.11)	(0.43)	(0.12)

Net Asset Value, End of Period	$15.02	$10.73	$22.95	$20.47	$15.78	$14.12	$5.24	$4.18	$9.35

Total Return	43.12%	(49.89	)%(C)	16.99%	46.33%	18.42%	35.91%	29.25%	(52.85	)%(C)	(5.38)	%(C)

Net Assets, End of Period (thousands)	$110,926	$93,988	$170,909	$90,261	$52,061	$33,839	$742,329	$394,480	$336,840
Ratio of Expenses to Average Net Assets	0.62	%(D)	0.59	%(B)(D)	0.61	%(D)	0.62	%(D)	0.71	%(D)	0.73	%(D)	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.61	%(D)	0.59	%(B)(D)	0.57	%(D)	0.61	%(D)	0.78	%(D)	0.87	%(D)	0.43%	0.44	%(B)	0.48	%(B)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.39%	3.04	%(B)	1.70%	1.78%	1.77%	1.56%	6.40%	5.20	%(B)	3.50	%(B)(E)
Portfolio Turnover Rate	N/A	N/A	N/A	N/A	N/A	N/A	5%	1	%(C)	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio
Year Ended Oct. 31, 2009	Period June 4, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$6.04	$10.00	$10.82	$22.05	$21.71	$17.57	$15.16	$11.52

Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	—	(A)	0.26	(A)	0.52	(A)	0.46	(A)	0.36	(A)	0.40	(A)	0.23
Net Gains (Losses) on Securities (Realized and Unrealized)	0.62	(3.96)	4.14	(9.60)	1.66	4.95	2.77	3.85

Total From Investment Operations	0.81	(3.96)	4.40	(9.08)	2.12	5.31	3.17	4.08

Less Distributions
Net Investment Income	(0.10)	—	(0.24)	(0.58)	(0.53)	(0.38)	(0.36)	(0.35)
Net Realized Gains	—	—	(0.06)	(1.57)	(1.25)	(0.79)	(0.40)	(0.09)

Total Distributions	(0.10)	—	(0.30)	(2.15)	(1.78)	(1.17)	(0.76)	(0.44)

Net Asset Value, End of Period	$6.75	$6.04	$14.92	$10.82	$22.05	$21.71	$17.57	$15.16

Total Return	13.81%	(39.60	)%(C)	41.42%	(45.17	)%(C)	10.25%	31.73%	21.75%	36.34%

Net Assets, End of Period (thousands)	$432,502	$90,672	$6,859,957	$4,799,748	$8,180,859	$6,733,067	$4,128,428	$2,215,523
Ratio of Expenses to Average Net Assets	0.47	%(D)	0.54	%(B)(D)(E)	0.71%	0.69	%(B)	0.69%	0.70%	0.75%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.79	%(D)	0.86	%(B)(D)(E)	0.71%	0.69	%(B)	0.69%	0.70%	0.75%	0.78%
Ratio of Net Investment Income to Average Net Assets	3.40%	(0.04	)%(B)(E)	2.19%	3.22	%(B)	2.03%	1.85%	2.44%	1.63%
Portfolio Turnover Rate	N/A	N/A	22%	16	%(C)	18%	14%	13%	10%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

International Vector Equity Portfolio	Emerging Markets Portfolio
Year Ended Oct. 31, 2009	Period August 14, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$6.74	$10.00	$17.05	$35.23	$25.40	$19.89	$15.61	$11.87

Income From Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.06	(A)	0.42	(A)	0.70	(A)	0.64	(A)	0.48	(A)	0.58	(A)	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	2.46	(3.32)	8.42	(16.85)	9.88	5.61	4.13	3.80

Total From Investment Operations	2.63	(3.26)	8.84	(16.15)	10.52	6.09	4.71	4.07

Less Distributions
Net Investment Income	(0.15)	—	(0.41)	(0.69)	(0.53)	(0.58)	(0.43)	(0.33)
Net Realized Gains	—	—	(0.25)	(1.34)	(0.16)	—	—	—

Total Distributions	(0.15)	—	(0.66)	(2.03)	(0.69)	(0.58)	(0.43)	(0.33)

Net Asset Value, End of Period	$9.22	$6.74	$25.23	$17.05	$35.23	$25.40	$19.89	$15.61

Total Return	39.52%	(32.60	)%(C)	53.39%	(48.37	)%(C)	42.08%	31.31%	30.65%	34.95%

Net Assets, End of Period (thousands)	$262,544	$66,774	$1,966,288	$1,508,260	$3,388,442	$2,344,990	$1,805,186	$1,131,778
Ratio of Expenses to Average Net Assets	0.60%	0.60	%(B)(E)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)	0.74	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.59%	1.15	%(B)(E)	0.62	%(D)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)	0.74	%(D)
Ratio of Net Investment Income to Average Net Assets.	2.31%	3.01	%(B)(E)	2.15%	2.59	%(B)	2.12%	2.13%	3.28%	2.20%
Portfolio Turnover Rate	8%	0	%(C)	N/A	N/A	N/A	N/A	N/A	N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Emerging Markets Small Cap Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$9.33		$23.74		$17.96		$13.37		$11.44		$8.74

Income From Investment Operations
Net Investment Income (Loss)	0.26	(A)	0.44	(A)	0.31	(A)	0.30	(A)	0.27	(A)	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	8.14		(12.95)		6.86		4.86		2.37		2.85

Total From Investment Operations	8.40		(12.51)		7.17		5.16		2.64		2.96

Less Distributions
Net Investment Income	(0.28)		(0.41)		(0.26)		(0.26)		(0.22)		(0.19)
Net Realized Gains	—		(1.49)		(1.13)		(0.31)		(0.49)		(0.07)

Total Distributions	(0.28)		(1.90)		(1.39)		(0.57)		(0.71)		(0.26)

Net Asset Value, End of Period	$17.45		$9.33		$23.74		$17.96		$13.37		$11.44

Total Return	91.35%		(57.00	)%(C)	42.58%		39.95%		24.27%		34.55%

Net Assets, End of Period (thousands)	$1,133,958		$547,329		$1,458,152		$838,948		$482,378		$190,028
Ratio of Expenses to Average Net Assets	0.80	%(D)	0.77	%(B)(D)	0.78	%(D)	0.81	%(D)	0.97	%(D)	1.04	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.80	%(D)	0.77	%(B)(D)	0.78	%(D)	0.81	%(D)	0.97	%(D)	1.04	%(D)
Ratio of Net Investment Income to Average Net Assets	2.05%		2.61	%(B)	1.48%		1.92%		2.21%		1.41%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

			Emerging Markets Core Equity Portfolio
			Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Period April 5, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period			$9.88		$21.20		$15.13		$11.54		$10.00

Income From Investment Operations
Net Investment Income (Loss)			0.25	(A)	0.43	(A)	0.35	(A)	0.27	(A)	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)			6.56		(11.27)		6.10		3.54		1.51

Total From Investment Operations			6.81		(10.84)		6.45		3.81		1.61

Less Distributions
Net Investment Income			(0.20)		(0.40)		(0.32)		(0.22)		(0.07)
Net Realized Gains			—		(0.08)		(0.06)		—		—

Total Distributions			(0.20)		(0.48)		(0.38)		(0.22)		(0.07)

Net Asset Value, End of Period			$16.49		$9.88		$21.20		$15.13		$11.54

Total Return			69.47%		(51.93	)%(C)	43.20%		33.39%		16.12	%(C)

Net Assets, End of Period (thousands)			$2,455,035		$1,155,526		$1,829,466		$822,136		$218,563
Ratio of Expenses to Average Net Assets			0.67%		0.65	%(B)	0.65%		0.74%		1.00	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)			0.67%		0.65	%(B)	0.65%		0.72%		1.09	%(B)(E)
Ratio of Net Investment Income to Average Net Assets			2.03%		2.62	%(B)	1.87%		2.02%		1.79	%(B)(E)
Portfolio Turnover Rate			6%		3	%(C)	2%		6%		2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$10.17		$10.21		$10.20		$10.14		$10.20		$10.30

Income From Investment Operations
Net Investment Income (Loss)	0.13	(A)	0.31	(A)	0.51	(A)	0.40	(A)	0.28		0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	0.25		(0.04)		0.01		0.06		(0.05)		(0.10)

Total From Investment Operations	0.38		0.27		0.52		0.46		0.23		0.15

Less Distributions
Net Investment Income	(0.22)		(0.31)		(0.51)		(0.40)		(0.29)		(0.25)
Net Realized Gains	—		—		—		—		—		—

Total Distributions	(0.22)		(0.31)		(0.51)		(0.40)		(0.29)		(0.25)

Net Asset Value, End of Period	$10.33		$10.17		$10.21		$10.20		$10.14		$10.20

Total Return	3.80%		2.68	%(C)	5.20%		4.58%		2.24%		1.08%

Net Assets, End of Period (thousands)	$4,269,615		$3,194,420		$3,229,577		$2,418,551		$1,953,884		$1,738,574
Ratio of Expenses to Average Net Assets	0.20	%**	0.18	%(B)(D)	0.18	%(D)	0.18	%(D)	0.19	%(D)	0.20	%(D)
Ratio of Net Investment Income to Average Net Assets	1.26%		3.30	%(B)	4.96%		3.89%		2.78%		1.40%
Portfolio Turnover Rate	2	%*	N/A		N/A		N/A		N/A		N/A

	DFA Two-Year Global Fixed Income Portfolio
	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$10.36		$10.39		$10.17		$9.88		$9.92		$10.08

Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.39	(A)	0.27	(A)	0.07	(A)	0.31		0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	0.18		(0.09)		0.24		0.36		(0.14)		(0.14)

Total From Investment Operations	0.37		0.30		0.51		0.43		0.17		0.11

Less Distributions
Net Investment Income	(0.46)		(0.33)		(0.29)		(0.14)		(0.21)		(0.27)
Net Realized Gains	—		—		—		—		—		—

Total Distributions	(0.46)		(0.33)		(0.29)		(0.14)		(0.21)		(0.27)

Net Asset Value, End of Period	$10.27		$10.36		$10.39		$10.17		$9.88		$9.92

Total Return	3.71%		2.93	%(C)	5.06%		4.41%		1.77%		1.08%

Net Assets, End of Period (thousands)	$3,846,029		$3,124,985		$3,097,898		$2,423,622		$1,992,869		$1,674,972
Ratio of Expenses to Average Net Assets	0.20	%**	0.18	%(B)(D)	0.18	%(D)	0.19	%(D)	0.21	%(D)	0.23	%(D)
Ratio of Net Investment Income to Average Net Assets	1.89%		4.12	%(B)	2.59%		0.72%		3.25%		1.35%
Portfolio Turnover Rate	1	%*	N/A		N/A		N/A		N/A		N/A

*	For the period October 23, 2009 through October 31, 2009. Effective October 23, 2009, the Portfolios directly invest in securities rather than through the Series.
**	Represents the combined ratios for the respective portfolios and for the period November 1, 2008 through October 22, 2009, its respective pro-rata shares of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio
Year Ended Oct. 31, 2009	Period Jan. 9, 2008(a) to Oct. 31, 2008	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$8.91	$10.00	$10.44	$10.44	$10.43	$10.41	$10.64	$11.11

Income From Investment Operations
Net Investment Income (Loss)	0.26	(A)	0.33	(A)	0.26	(A)	0.26	(A)	0.50	(A)	0.46	(A)	0.35	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	0.83	(1.39)	0.49	0.07	0.01	(0.02)	(0.24)	(0.01)

Total From Investment Operations	1.09	(1.06)	0.75	0.33	0.51	0.44	0.11	0.32

Less Distributions
Net Investment Income	—	—	(0.27)	(0.33)	(0.50)	(0.42)	(0.34)	(0.41)
Net Realized Gains	—	—	—	—	—	—	—	(0.38)
Return of Capital	—	(0.03)	—	—	—	—	—	—

Total Distributions	—	(0.03)	(0.27)	(0.33)	(0.50)	(0.42)	(0.34)	(0.79)

Net Asset Value, End of Period	$10.00	$8.91	$10.92	$10.44	$10.44	$10.43	$10.41	$10.64

Total Return	12.23%	(10.67	)%(C)	7.27%	3.25	%(C)	4.98%	4.36%	1.02%	3.02%

Net Assets, End of Period (thousands)	$303,440	$198,165	$1,008,237	$1,115,037	$1,216,609	$932,121	$748,847	$542,634
Ratio of Expenses to Average Net Assets	0.24%	0.24	%(B)(E)	0.25%	0.23	%(B)	0.23%	0.23%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.81%	4.32	%(B)(E)	2.44%	2.77	%(B)	4.81%	4.45%	3.47%	3.21%
Portfolio Turnover Rate	28%	21	%(C)	72%	79	%(C)	0%	86%	36%	45%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Five-Year Global Fixed Income Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$10.68	$10.84	$10.53	$10.48	$10.50	$10.92

Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.25	(A)	0.32	(A)	0.28	(A)	0.34	(A)	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	0.55	(0.10)	0.20	0.12	(0.11)	0.06

Total From Investment Operations	0.82	0.15	0.52	0.40	0.23	0.32

Less Distributions
Net Investment Income	(0.23)	(0.30)	(0.21)	(0.33)	(0.25)	(0.32)
Net Realized Gains	—	—	—	—	—	(0.42)
Return of Capital	—	(0.01)	—	(0.02)	—	—

Total Distributions	(0.23)	(0.31)	(0.21)	(0.35)	(0.25)	(0.74)

Net Asset Value, End of Period	$11.27	$10.68	$10.84	$10.53	$10.48	$10.50

Total Return	7.74%	1.40	%(C)	5.00%	3.89%	2.15%	3.04%

Net Assets, End of Period (thousands)	$3,220,787	$3,319,257	$3,484,919	$2,387,784	$1,699,793	$1,205,578
Ratio of Expenses to Average Net Assets	0.30%	0.28	%(B)	0.28%	0.29%	0.33%	0.34%
Ratio of Net Investment Income to Average Net Assets	2.48%	2.53	%(B)	3.01%	2.72%	3.22%	3.12%
Portfolio Turnover Rate	70%	55	%(C)	108%	92%	69%	90%

DFA Intermediate Government Fixed Income Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.66	$11.86	$11.48	$11.45	$11.79	$12.14

Income From Investment Operations
Net Investment Income (Loss)	0.51	(A)	0.49	(A)	0.54	(A)	0.53	(A)	0.52	0.55
Net Gains (Losses) on Securities (Realized and Unrealized)	0.72	(0.17)	0.35	0.05	(0.29)	(0.05)

Total From Investment Operations	1.23	0.32	0.89	0.58	0.23	0.50

Less Distributions
Net Investment Income	(0.52)	(0.52)	(0.51)	(0.49)	(0.53)	(0.56)
Net Realized Gains	(0.06)	—	—	(0.06)	(0.04)	(0.29)
Return of Capital	—	—	—	—	—	—

Total Distributions	(0.58)	(0.52)	(0.51)	(0.55)	(0.57)	(0.85)

Net Asset Value, End of Period	$12.31	$11.66	$11.86	$11.48	$11.45	$11.79

Total Return	10.71%	2.73	%(C)	8.06%	5.31%	1.87%	4.21%

Net Assets, End of Period (thousands)	$1,484,155	$1,248,514	$1,314,853	$871,392	$463,538	$373,108
Ratio of Expenses to Average Net Assets	0.15%	0.13	%(B)	0.13%	0.14%	0.15%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.18%	4.44	%(B)	4.72%	4.72%	4.61%	4.72%
Portfolio Turnover Rate	8%	14	%(C)	0%	3%	16%	6%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Short-Term Extended Quality Portfolio	DFA Inflation-Protected Securities Portfolio
Period March 4, 2009(a) to Oct. 31, 2009	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Sept. 18, 2006(a) to Nov. 30, 2006

Net Asset Value, Beginning of Period	$10.00	$9.41	$10.80	$10.19	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.24	(A)	0.12	(A)	0.70	(A)	0.45	(A)	0.02	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.50	1.53	(1.48)	0.50	0.17

Total From Investment Operations	0.74	1.65	(0.78)	0.95	0.19

Less Distributions
Net Investment Income	(0.18)	(0.10)	(0.61)	(0.34)	—
Net Realized Gains	—	(0.01)	—	—	—

Total Distributions	(0.18)	(0.11)	(0.61)	(0.34)	—

Net Asset Value, End of Period	$10.56	$10.95	$9.41	$10.80	$10.19

Total Return	7.49	%(C)	17.70%	(7.90	)%(C)	9.59%	1.90	%(C)

Net Assets, End of Period (thousands)	$378,475	$774,110	$371,747	$240,403	$34,299
Ratio of Expenses to Average Net Assets	0.22	%(B)(E)	0.16%	0.15	%(B)	0.20%	0.20	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.28	%(B)(E)	0.16%	0.14	%(B)	0.21%	0.60	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	3.54	%(B)(E)	1.20%	7.01	%(B)	4.58%	0.94	%(B)(E)
Portfolio Turnover Rate	2	%(C)	6%	3	%(C)	0%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007

Net Asset Value, Beginning of Period	$10.02	$10.05	$10.02	$9.99	$10.09	$10.13	$10.00	$10.07	$10.00

Income From Investment Operations
Net Investment Income (Loss)	0.20	(A)	0.19	(A)	0.31	(A)	0.28	(A)	0.22	0.17	0.22	(A)	0.21	(A)	0.20	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	0.23	(0.03)	0.02	0.02	(0.11)	(0.04)	0.27	(0.06)	0.02

Total From Investment Operations	0.43	0.16	0.33	0.30	0.11	0.13	0.49	0.15	0.22

Less Distributions
Net Investment Income	(0.21)	(0.19)	(0.30)	(0.27)	(0.21)	(0.17)	(0.23)	(0.22)	(0.15)

Total Distributions	(0.21)	(0.19)	(0.30)	(0.27)	(0.21)	(0.17)	(0.23)	(0.22)	(0.15)

Net Asset Value, End of Period	$10.24	$10.02	$10.05	$10.02	$9.99	$10.09	$10.26	$10.00	$10.07

Total Return	4.32%	1.63	%(C)	3.38%	3.01%	1.11%	1.27%	4.91%	1.45	%(C)	2.23	%(C)

Net Assets, End of Period (thousands)	$1,168,259	$991,918	$948,426	$697,942	$511,543	$381,709	$210,774	$180,915	$128,983
Ratio of Expenses to Average Net Assets	0.25%	0.23	%(B)	0.23%	0.26%	0.30%	0.30%	0.26%	0.27	%(B)	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.25%	0.23	%(B)	0.23%	0.24%	0.29%	0.33%	0.26%	0.26	%(B)	0.33	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.99%	2.04	%(B)	3.07%	2.77%	2.22%	1.73%	2.17%	2.27	%(B)	3.22	%(B)(E)
Portfolio Turnover Rate	0%	1	%(C)	0%	0%	2%	6%	4%	17	%(C)	7	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-seven operational portfolios, of which thirty-seven (the “Portfolios”) are included in this report and the remaining twenty are presented in separate reports.

Of the Portfolios, ten invest in one or more series of The DFA Investment Trust Company, and the DFA Global Real Estate Securities Portfolio invests in two portfolios of the DFA Investment Dimensions Group Inc.

Feeder Funds	Master Funds	Percentage Ownership at 10/31/09
U.S. Large Company Portfolio	The U.S. Large Company Series	78%
U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	78%
Japanese Small Company Portfolio	The Japanese Small Company Series	10%
Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	15%
United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	4%
Continental Small Company Portfolio	The Continental Small Company Series	7%
Emerging Markets Portfolio	The Emerging Markets Series	93%
Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	97%

Fund of Funds
International Small Company Portfolio	The Japanese Small Company Series	90%
	The Asia Pacific Small Company Series	85%
	The United Kingdom Small Company Series	96%
	The Continental Small Company Series	93%
	The Canadian Small Company Series	100%
DFA Global Real Estate Securities Portfolio	DFA Real Estate Securities Portfolio	11%
	DFA International Real Estate Securities Portfolio	28%

Each feeder fund and fund of funds (collectively, “Feeder Funds) invests primarily in a corresponding master fund(s) (”Master Fund“) as indicated. The DFA Global Real Estate Securities Portfolio also invests in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Prior to March 30, 2007, the U.S.Targeted Value Portfolio invested substantially all of its assets in shares of The U.S. Targeted Value Series. At the close of business on March 29, 2007, the U.S. Targeted Value Portfolio received its pro-rata share of cash and securities from The U.S. Targeted Value Series in a complete liquidation of its interest in the Series. Effective March 30, 2007, the U.S. Targeted Value Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

Prior to October 23, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invested substantially all of their assets in respective shares of The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series. At the close of business on October 23, 2009, the Portfolios received their pro-rata share of cash and securities from the respective Series in a complete liquidation of their interest in the Series. Effective October 23, 2009, the Portfolios invest directly in securities rather than through the Series and maintain the same investment objectives.

Effective February 28, 2009, the Enhanced U.S. Large Company Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio and U.S. Micro Cap Portfolio invest directly in securities rather than through a Master Fund. See Federal Income Taxes note for more information regarding these transactions.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

On January 31, 2008, Class R1 Shares and on June 30, 2008, Class R2 Shares of U.S. Targeted Value Portfolio commenced operations. The Class R1 Shares and Class R2 Shares of each Portfolio of the Fund (the U.S. Small Cap Value Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Micro Cap Portfolio, T.A. World ex U.S. Core Equity Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Small Cap Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio) contained in this report, had not commenced operations as of October 31, 2009. Class R1 and Class R2 Shares of each Portfolio have 100,000,000 authorized shares.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: Securities held by U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio and DFA Real Estate Securities Portfolio (the “Domestic Equity Portfolios”) and Large Cap International Portfolio, International Core Equity Portfolio, T.A. World ex U.S. Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio and Emerging Markets Core Equity Portfolio (the “International Equity Portfolios”), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Securities held by Enhanced U.S. Large Company Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio (the “Fixed Income Portfolios”), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Master Fund shares held by the International Small Company Portfolio and the DFA Global Real Estate Securities Portfolio are valued at their respective daily net asset value. The Feeder Funds’ investments reflect proportionate interest in the net assets of their corresponding Master Fund.

The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—      Level 1 – quoted prices in active markets for identical securities

—      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—      Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

A summary of inputs used to value the Portfolios’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Enhanced U.S. Large Company Portfolio, the International Equity Portfolios, the DFA Two-Year Global Fixed Income Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. Enhanced U.S. Large Company Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates. The DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the Enhanced U.S. Large Company Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios, the Enhanced U.S. Large Company Portfolio, the DFA Two-Year Global Fixed Income Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses or Other Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method.

Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

Prior to June 4, 2009 and October 16, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio, respectively, recognized their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective investments in the DFA One-Year Fixed Income Series and DFA Two-Year Global Fixed Income Series which were treated as partnerships in accordance with both U.S. federal income tax regulations and accounting principles generally accepted in the United States of America. Effective June 4, 2009 and October 16, 2009, The DFA One-Year Fixed Income Series’ and The DFA Two-Year Global Fixed Income Series’, respectively, partnership status ceased and each became a corporate master fund in a RIC/RIC master-feeder structure. The Portfolios became the feeders of these Funds. On October 23, 2009, both the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio liquidated their investment in The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, respectively. Effective October 24, 2009, the DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio invest directly in securities rather than through the Series and maintain the same investment objective. See Federal Income Taxes note for more information regarding these transactions.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Core Equity Portfolio’s investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These funds are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor and Administrator:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to all Portfolios except the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

For the year ended , October 31, 2009, the Portfolios’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

Enhanced U.S. Large Company Portfolio*	0.05%

U.S. Targeted Value Portfolio	0.10%
U.S. Small Cap Value Portfolio*	0.20%
U.S. Core Equity 1 Portfolio	0.17%
U.S. Core Equity 2 Portfolio	0.20%
U.S. Vector Equity Portfolio	0.30%
T.A. U.S. Core Equity 2 Portfolio	0.22%
U.S. Small Cap Portfolio*	0.03%
U.S. Micro Cap Portfolio*	0.10%
DFA Real Estate Securities Portfolio	0.30%
Large Cap International Portfolio	0.25%
International Core Equity Portfolio	0.35%
T.A. World ex U.S. Core Equity Portfolio	0.40%
DFA International Real Estate Securities Portfolio	0.35%
DFA Global Real Estate Securities Portfolio	0.35%
DFA International Small Cap Value Portfolio	0.65%
International Vector Equity Portfolio	0.45%
Emerging Markets Core Equity Portfolio	0.55%
DFA One-Year Fixed Income Portfolio**	0.05%
DFA Two-Year Global Fixed Income Portfolio**	0.05%
DFA Selectively Hedged Global Fixed Income Portfolio	0.15%
DFA Five-Year Government Portfolio	0.20%
DFA Five-Year Global Fixed Income Portfolio	0.25%
DFA Intermediate Government Fixed Income Portfolio	0.10%
DFA Short-Term Extended Quality Portfolio	0.20%
DFA Inflation-Protected Securities Portfolio	0.10%
DFA Short-Term Municipal Bond Portfolio	0.20%

For the year ended October 31, 2009, the Feeder Funds’ and the Enhanced U.S. Large Company Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA One-Year Fixed Income Portfolio and DFA Two-Year Global Fixed Income Portfolio administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio	0.095%
Enhanced U.S. Large Company Portfolio*	0.15%
U.S. Large Cap Value Portfolio	0.15%
U.S. Targeted Value Portfolio	0.25%
U.S. Small Cap Value Portfolio*	0.30%
U.S. Small Cap Portfolio*	0.32%
U.S. Micro Cap Portfolio*	0.40%
International Small Company Portfolio	0.40%
Japanese Small Company Portfolio	0.40%
Asia Pacific Small Company Portfolio	0.40%
United Kingdom Small Company Portfolio	0.40%
Continental Small Company Portfolio	0.40%
Emerging Markets Portfolio	0.40%
Emerging Markets Small Cap Portfolio	0.45%
DFA One-Year Fixed Income Portfolio**	0.10%
DFA Two-Year Global Fixed Income Portfolio**	0.10%

* Effective February 28, 2009, the Portfolio no longer invests substantially all of its assets in its respective Series. Instead, the Portfolio’s assets are managed directly in accordance with the Portfolio’s investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolio, and Dimensional, which previously was the manager of the Series’ assets. The investment advisory fee paid by the Portfolio is identical to the advisory fee that was charged to the Series.

** Effective October 23, 2009, the Portfolio no longer invests substantially all of its assets in its respective Series. Instead, the Portfolio’s assets are managed directly in accordance with the Portfolio’s investment objective and strategies, pursuant to an investment management agreement between the Fund, on behalf of the Portfolio, and Dimensional, which previously was the manager of the Series’ assets. The investment advisory fee paid by the Portfolio is identical to the advisory fee that was charged to the Series.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through March 1, 2010, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2009, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.15%	—	$617
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (2)	0.23%	—	—
U.S. Core Equity 2 Portfolio (2)	0.26%	—	—
U.S. Vector Equity Portfolio (2)	0.36%	—	—
T.A. U.S. Core Equity 2 Portfolio (2)	0.30%	—	—
International Core Equity Portfolio (2)	0.49%	—	—
T.A. World ex U.S. Core Equity Portfolio (3)	0.60%	$135	—
International Small Company Portfolio (4)	0.45%	—	—
Japanese Small Company Portfolio (4)	0.47%	—	—
Asia Pacific Small Company Portfolio (4)	0.47%	4	25
United Kingdom Small Company Portfolio (4)	0.47%	—	52
Continental Small Company Portfolio (4)	0.47%	11	—
DFA International Real Estate Securities Portfolio (5)	0.65%	—	—
DFA Global Real Estate Securities Portfolio (6)	0.55%	—	794
International Vector Equity Portfolio (5)	0.60%	17	28
Emerging Markets Core Equity Portfolio (5)	0.85%	—	—
DFA Selectively Hedged Global Fixed Income Portfolio (5)	0.25%	—	—
DFA Short-Term Extended Quality Portfolio (2)	0.22%	—	87
DFA Inflation-Protected Securities Portfolio (5)	0.20%	—	—
DFA Short-Term Municipal Bond Portfolio (7)	0.30%	—	—
DFA California Short-Term Municipal Bond Portfolio (5)	0.30%	—	—

Class R1 Shares
U.S. Targeted Value Portfolio (8)	0.62%	—	—

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery

Class R2 Shares
U.S. Targeted Value Portfolio (9)	0.77%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio’s direct and indirect expenses (including, for U.S. Large Company Portfolio, the expenses the Portfolio bears as a shareholder of its Master Fund) to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive all or a portion of the Portfolio’s advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly or indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.40% of the Portfolio’s average net assets on an annualized basis. The Advisor has also contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio’s other direct expenses (for International Small Company, not including expenses incurred through its investment in other investment companies) to the extent necessary to limit the direct expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of a Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(5) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume each Portfolio’s ordinary operating expenses (excluding the expenses a Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive all or a portion of its administration fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above. The Advisor has voluntarily agreed to waive all or a portion of its administration fee to the extent necessary to limit the total administration fees paid by the Portfolio to the Advisor directly and indirectly (the proportionate share of the administration fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.35% of the Portfolio’s average net assets on an annualized basis.

(7) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio’s ordinary operating expenses (not including expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) up to the amount of its total advisory fee when its Portfolio Expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio’s annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(8) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R1 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R1 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(9) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio’s direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of the Class R2 Shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R2 Shares’ annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio’s annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $197 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Company Portfolio	$ 67
Enhanced U.S. Large Company Portfolio	5
U.S. Large Cap Value Portfolio	143
U.S. Targeted Value Portfolio	32
U.S. Small Cap Value Portfolio	141
U.S. Core Equity 1 Portfolio	45
U.S. Core Equity 2 Portfolio	83
U.S. Vector Equity Portfolio	26
T.A. U.S. Core Equity 2 Portfolio	31
U.S. Small Cap Portfolio	60
U.S. Micro Cap Portfolio	72
DFA Real Estate Securities Portfolio	44
Large Cap International Portfolio	33
International Core Equity Portfolio	78
T.A. World ex U.S. Core Equity Portfolio	14
International Small Company Portfolio	96
Japanese Small Company Portfolio	3
Asia Pacific Small Company Portfolio	2
United Kingdom Small Company Portfolio	1
Continental Small Company Portfolio	3
DFA International Real Estate Securities Portfolio	14
DFA Global Real Estate Securities Portfolio	6
DFA International Small Cap Value Portfolio	154
International Vector Equity Portfolio	5
Emerging Markets Portfolio	45
Emerging Markets Small Cap Portfolio	22
Emerging Markets Core Equity Portfolio	51
DFA One-Year Fixed Income Portfolio	196
DFA Two-Year Global Fixed Income Portfolio	182
DFA Selectively Hedged Global Fixed Income Portfolio	6
DFA Five-Year Government Portfolio	29
DFA Five-Year Global Fixed Income Portfolio	87
DFA Intermediate Government Fixed Income Portfolio	38
DFA Short-Term Extended Quality Portfolio	6
DFA Inflation-Protected Securities Portfolio	15
DFA Short-Term Municipal Bond Portfolio	29
DFA California Short-Term Municipal Bond Portfolio	5

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Enhanced U.S. Large Company Portfolio*	$ 17,221	$ 27,607	$ 83,078	$ 27,487
U.S. Targeted Value Portfolio	—	—	651,247	191,035
U.S. Small Cap Value Portfolio*	—	—	1,103,537	1,218,825
U.S. Core Equity 1 Portfolio	—	—	586,197	112,979
U.S. Core Equity 2 Portfolio	—	—	1,096,280	112,471
U.S. Vector Equity Portfolio	—	—	336,346	98,773
T.A. U.S. Core Equity 2 Portfolio	—	—	752,211	56,631
U.S. Small Cap Portfolio*	—	—	499,660	383,415
U.S. Micro Cap Portfolio*	—	—	330,753	408,096
DFA Real Estate Securities Portfolio	—	—	348,104	34,556
Large Cap International Portfolio	—	—	139,779	187,901
International Core Equity Portfolio	—	—	1,054,265	123,079
T.A. World ex U.S. Core Equity Portfolio	—	—	280,810	24,082
DFA International Real Estate Securities Portfolio	—	—	260,673	23,908
DFA International Small Cap Value Portfolio	—	—	1,540,691	1,178,091
International Vector Equity Portfolio	—	—	143,899	13,463
Emerging Markets Core Equity Portfolio	—	—	468,871	108,517
DFA One-Year Fixed Income Portfolio**	47,152	21,008	30,615	30,326
DFA Two-Year Global Fixed Income Portfolio**	24,906	22,829	60,081	20,035
DFA Selectively Hedged Global Fixed Income Portfolio	62,928	17,676	265,145	35,804
DFA Five-Year Government Portfolio	720,934	842,124	—	—
DFA Five-Year Global Fixed Income Portfolio	586,954	972,316	1,525,274	1,181,228
DFA Intermediate Government Fixed Income Portfolio	264,518	102,492	—	—
DFA Short-Term Extended Quality Portfolio	19,968	—	345,149	4,257
DFA Inflation-Protected Securities Portfolio	353,068	31,714	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	658,802	—
DFA California Short-Term Municipal Bond Portfolio	—	—	116,165	7,876

*	For the period February 28, 2009 through October 31, 2009, during which the Portfolio invested directly in securities.

**	For the period October 23, 2009 through October 31, 2009, during which the Portfolio invested directly in securities.

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to net realized gains on securities considered to be “passive foreign investment companies”, non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
U.S. Large Company Portfolio	$ (1,323)	$ (5)	$ 1,328
Enhanced U.S. Large Company Portfolio	(58,767)	1,300	57,467
U.S. Large Cap Value Portfolio	(61)	(908)	969
U.S. Targeted Value Portfolio	(43)	(11)	54
U.S. Small Cap Value Portfolio	(200,882)	24,540	176,342
U.S. Core Equity 1 Portfolio	—	(15)	15
U.S. Core Equity 2 Portfolio	(178)	128	50
U.S. Vector Equity Portfolio	—	(21)	21
T.A. U.S. Core Equity 2 Portfolio	—	(8)	8
U.S. Small Cap Portfolio	(47,334)	11,620	35,714
U.S. Micro Cap Portfolio	(147,324)	14,338	132,986
DFA Real Estate Securities Portfolio	(199)	188	11
Large Cap International Portfolio	—	1,258	(1,258)
International Core Equity Portfolio	—	2,161	(2,161)
T.A. World ex U.S. Core Equity Portfolio	13	109	(122)
International Small Company Portfolio	(8,890)	2,627	6,263
Japanese Small Company Portfolio	(3,671)	248	3,423
Asia Pacific Small Company Portfolio	(271)	33	238
United Kingdom Small Company Portfolio	(88)	9	79
Continental Small Company Portfolio	(272)	(50)	322
DFA International Real Estate Securities Portfolio	1,139	(885)	(254)
DFA Global Real Estate Securities Portfolio	227	(246)	19
DFA International Small Cap Value Portfolio	2,536	(1,818)	(718)
International Vector Equity Portfolio	13	(27)	14
Emerging Markets Portfolio	24,336	(3,340)	(20,996)
Emerging Markets Small Cap Portfolio	—	(181)	181
Emerging Markets Core Equity Portfolio	—	(303)	303
DFA One-Year Fixed Income Portfolio	(43,319)	20,846	22,473
DFA Two-Year Global Fixed Income Portfolio	(10,273)	34,785	(24,512)
DFA Selectively Hedged Global Fixed Income Portfolio	(9,435)	(6,232)	15,667
DFA Five-Year Global Fixed Income Portfolio	—	36,191	(36,191)
DFA Short-Term Extended Quality Portfolio	(27)	27	—
DFA Inflation-Protected Securities Portfolio	—	(65)	65

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio
2007	$ 55,847	—	$ 55,847
2008	67,060	—	67,060
2009	62,498	—	62,498

Enhanced U.S. Large Company Portfolio
2007	23,020	$ 1,991	25,011
2008	15,756	17,593	33,349
2009	19,564	—	19,564

U.S. Large Cap Value Portfolio
2007	105,066	146,660	251,726
2008	118,438	315,456	433,894
2009	130,238	—	130,238

U.S. Targeted Value Portfolio
2007	9,597	12,911	22,508
2008	9,084	14,001	23,085
2009	14,179	—	14,179

U.S. Small Cap Value Portfolio
2007	168,338	643,084	811,422
2008	73,038	747,955	820,993
2009	69,882	—	69,882

U.S. Core Equity 1 Portfolio
2007	15,517	1,000	16,517
2008	22,927	—	22,927
2009	31,598	—	31,598

U.S. Core Equity 2 Portfolio
2007	36,180	1,451	37,631
2008	48,004	—	48,004
2009	55,009	—	55,009

U.S. Vector Equity Portfolio
2007	13,979	—	13,979
2008	14,964	—	14,964
2009	16,454	—	16,454

T.A. U.S. Core Equity 2 Portfolio
2007	—	—	—
2008	4,648	—	4,648
2009	18,642	—	18,642

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Small Cap Portfolio
2007	$ 70,394	$144,164	$214,558
2008	35,218	173,651	208,869
2009	26,412	—	26,412

U.S. Micro Cap Portfolio
2007	109,408	344,357	453,765
2008	82,937	350,692	433,629
2009	57,816	—	57,816

DFA Real Estate Securities Portfolio
2007	65,631	77,963	143,594
2008	34,694	200,903	235,597
2009	95,934	—	95,934

Large Cap International Portfolio
2007	52,781	909	53,690
2008	54,328	28,913	83,241
2009	32,286	—	32,286

International Core Equity Portfolio
2007	40,770	205	40,975
2008	85,639	17,053	102,692
2009	77,469	—	77,469

T.A. World ex U.S. Core Equity Portfolio
2008	1,192	—	1,192
2009	10,761	—	10,761

International Small Company Portfolio
2007	147,606	139,397	287,003
2008	167,345	279,890	447,235
2009	81,118	—	81,118

Japanese Small Company Portfolio
2007	2,759	—	2,759
2008	3,574	—	3,574
2009	2,426	—	2,426

Asia Pacific Small Company Portfolio
2007	3,089	—	3,089
2008	4,433	—	4,433
2009	2,724	—	2,724

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
United Kingdom Small Company Portfolio
2007	$ 1,360	$ 1,153	—	$ 2,513
2008	1,227	1,311	$ 19	2,557
2009	658	—	—	658

Continental Small Company Portfolio
2007	3,386	2,271	—	5,657
2008	4,326	6,764	97	11,187
2009	2,087	—	—	2,087

DFA International Real Estate Securities Portfolio
2007	2,768	—	—	2,768
2008	19,791	—	—	19,791
2009	11,227	—	—	11,227

DFA Global Real Estate Securities Portfolio
2008	—	—	—	—
2009	2,370	—	—	2,370

DFA International Small Cap Value Portfolio
2007	218,066	401,394	—	619,460
2008	318,023	534,468	—	852,491
2009	108,717	25,188	—	133,905

International Vector Equity Portfolio
2008	—	—	—	—
2009	3,671	—	—	3,671

Emerging Markets Portfolio
2007	54,872	23,352	—	78,224
2008	70,205	128,306	—	198,511
2009	36,673	23,932	—	60,605

Emerging Markets Small Cap Portfolio
2007	21,595	53,499	—	75,094
2008	32,090	83,686	—	115,776
2009	16,832	—	—	16,832

Emerging Markets Core Equity Portfolio
2007	26,413	1,966	—	28,379
2008	42,769	5,265	204	48,238
2009	29,028	—	—	29,028

DFA One-Year Fixed Income Portfolio
2007	149,471	—	—	149,471
2008	102,391	—	—	102,391
2009	72,237	—	—	72,237

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
DFA Two-Year Global Fixed Income Portfolio
2007	$ 78,938	—	—	$ 78,938
2008	99,528	$ 296	—	99,824
2009	137,717	—	—	137,717

DFA Selectively Hedged Global Fixed Income Portfolio
2008	—	—	$ 68	68
2009	—	—	—	—

DFA Five-Year Government Portfolio
2007	49,378	—	—	49,378
2008	38,626	—	—	38,626
2009	25,750	—	—	25,750

DFA Five-Year Global Fixed Income Portfolio
2007	60,967	—	—	60,967
2008	96,473	—	5,349	101,822
2009	61,945	—	—	61,945

DFA Intermediate Government Fixed Income Portfolio
2007	46,222	310	—	46,532
2008	59,933	112	—	60,045
2009	56,385	6,325	—	62,710

DFA Short-Term Extended Quality Portfolio
2009	4,322	—	—	4,322

DFA Inflation-Protected Securities Portfolio
2007	2,996	—	—	2,996
2008	19,588	—	—	19,588
2009	4,088	364	—	4,452

DFA Short-Term Municipal Bond Portfolio
2007	24,969	—	—	24,969
2008	18,834	—	—	18,834
2009	20,942	—	—	20,942

DFA California Short-Term Municipal Bond Portfolio
2007	1,116	—	—	1,116
2008	3,577	—	—	3,577
2009	4,256	—	—	4,256

At October 31, 2009, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
T.A. World ex U.S. Core Equity Portfolio	$ 30	—	$ 30
DFA International Real Estate Securities Portfolio	1,139	—	1,139
DFA Global Real Estate Securities Portfolio	319	—	319
DFA International Small Cap Value Portfolio	2,537	—	2,537
International Vector Equity Portfolio	29	—	29
Emerging Markets Portfolio	3,546	$2,984	6,530

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
U.S. Large Company Portfolio	$ 7,182	—	$(213,037)	$(205,855)
Enhanced U.S. Large Company Portfolio	328	—	(107,961)	(107,633)
U.S. Large Cap Value Portfolio	13,684	—	(2,441,394)	(2,427,710)
U.S. Targeted Value Portfolio	1,248	—	(82,714)	(81,466)
U.S. Small Cap Value Portfolio	2,747	—	(574,282)	(571,535)
U.S. Core Equity 1 Portfolio	419	—	(82,131)	(81,712)
U.S. Core Equity 2 Portfolio	777	—	(94,753)	(93,976)
U.S. Vector Equity Portfolio	1,903	—	(94,679)	(92,776)
T.A. U.S. Core Equity 2 Portfolio	3,092	—	(49,818)	(46,726)
U.S. Small Cap Portfolio	3,710	—	(380,659)	(376,949)
U.S. Micro Cap Portfolio	2,984	—	(515,046)	(512,062)
DFA Real Estate Securities Portfolio	8,242	—	(138,089)	(129,847)
Large Cap International Portfolio	7,702	—	(154,396)	(146,694)
International Core Equity Portfolio	3,803	—	(98,253)	(94,450)
T.A. World ex U.S. Core Equity Portfolio	1,785	—	(9,680)	(7,895)
International Small Company Portfolio	22,490	—	(227,832)	(205,342)
Japanese Small Company Portfolio	787	—	(78,684)	(77,897)
Asia Pacific Small Company Portfolio	932	—	(38,642)	(37,710)
United Kingdom Small Company Portfolio	192	—	(3,008)	(2,816)
Continental Small Company Portfolio	402	—	(24,183)	(23,781)
DFA International Real Estate Securities Portfolio	71,386	—	(48,084)	23,302
DFA Global Real Estate Securities Portfolio	4,924	—	—	4,924
DFA International Small Cap Value Portfolio	32,551	—	(32,601)	(50)
International Vector Equity Portfolio	720	—	(3,383)	(2,663)
Emerging Markets Portfolio	5,734	$29,774	—	35,508
Emerging Markets Small Cap Portfolio	2,699	—	(37,102)	(34,403)
Emerging Markets Core Equity Portfolio	6,737	—	(89,395)	(82,658)
DFA One-Year Fixed Income Portfolio	3,526	—	(651)	2,875
DFA Two-Year Global Fixed Income Portfolio	42,421	3,896	—	46,317
DFA Selectively Hedged Global Fixed Income Portfolio	—	230	—	230
DFA Five-Year Government Portfolio	11,738	—	—	11,738

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA Five-Year Global Fixed Income Portfolio	$45,563	—	$(5,372)	$40,191
DFA Intermediate Government Fixed Income Portfolio	10,456	$5,453	—	15,909
DFA Short-Term Extended Quality Portfolio	1,345	—	—	1,345
DFA Inflation-Protected Securities Portfolio	6,370	—	(774)	5,596
DFA Short-Term Municipal Bond Portfolio	1,836	—	(17)	1,819
DFA California Short-Term Municipal Bond Portfolio	359	—	—	359

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2010	2011	2012	2013	2014	2015	2016	2017	Total
U.S. Large Company Portfolio	—	$27,798	—	$5,485	$8,867	—	$86,015	$84,872	$213,037
Enhanced U.S. Large Company Portfolio	—	—	—	—	—	—	107,961	—	107,961
U.S. Large Cap Value Portfolio	—	—	—	—	—	—	—	2,441,394	2,441,394
U.S. Targeted Value Portfolio	—	—	—	—	—	—	998	81,716	82,714
U.S. Small Cap Value Portfolio	—	—	—	—	—	—	371,018	203,264	574,282
U.S. Core Equity 1 Portfolio	—	—	—	—	—	$3,266	18,644	60,221	82,131
U.S. Core Equity 2 Portfolio	—	—	—	—	—	15,562	42,181	37,010	94,753
U.S. Vector Equity Portfolio	—	—	—	—	—	1,759	12,704	80,216	94,679
T.A. U.S. Core Equity 2 Portfolio	—	—	—	—	—	310	6,972	42,536	49,818
U.S. Small Cap Portfolio	—	—	—	—	—	—	380,119	540	380,659
U.S. Micro Cap Portfolio	—	—	—	—	—	—	453,532	61,514	515,046
DFA Real Estate Securities Portfolio	—	—	—	—	—	—	81,911	56,178	138,089
Large Cap International Portfolio	—	—	—	—	—	—	19,004	135,392	154,396
International Core Equity Portfolio	—	—	—	—	—	—	10,739	87,514	98,253
T.A. World ex U.S. Core Equity Portfolio	—	—	—	—	—	—	2,250	7,430	9,680
International Small Company Portfolio	—	—	—	—	—	—	133,454	94,378	227,832
Japanese Small Company Portfolio	$4,453	19,912	$3,801	3,055	2,451	8,003	23,057	13,952	78,684
Asia Pacific Small Company Portfolio	—	5,837	1,150	907	864	—	21,680	8,204	38,642
United Kingdom Small Company Portfolio	—	—	—	—	—	—	1,020	1,988	3,008
Continental Small Company Portfolio	—	—	—	—	—	—	16,959	7,224	24,183
DFA International Real Estate Securities Portfolio	—	—	—	—	—	46	13,446	34,592	48,084
DFA International Small Cap Value Portfolio	—	—	—	—	—	—	—	32,601	32,601
International Vector Equity Portfolio	—	—	—	—	—	—	27	3,356	3,383
Emerging Markets Small Cap Portfolio	—	—	—	—	—	—	21,881	15,221	37,102
Emerging Markets Core Equity Portfolio	—	—	—	—	—	—	62,950	26,445	89,395
DFA One-Year Fixed Income Portfolio	—	—	—	—	—	—	651	—	651
DFA Five-Year Global Fixed Income Portfolio	—	—	—	—	309	—	5,063	—	5,372
DFA Inflation Protected Securities Portfolio	—	—	—	—	—	—	—	774	774
DFA Short-Term Municipal Bond Portfolio	—	—	17	—	—	—	—	—	17

During the year ended October 31, 2009, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

Enhanced U.S. Large Company Portfolio	$8,177
DFA One-Year Fixed Income Portfolio	29,277
DFA Two-Year Global Fixed Income Portfolio	22,911
DFA Five-Year Government Portfolio	19,566
DFA Five-Year Global Fixed Income Portfolio	32,624
DFA California Short-Term Municipal Bond Portfolio	23

For the year ended October 31, 2009, the Japanese Small Company Portfolio had capital loss carryforward expirations of $3,508 (in thousands).

Some of the Portfolios’ investments and investments held by the Master Funds are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2009, the following Portfolios had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the Year Ended October 31, 2009, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
Large Cap International Portfolio	$1,808	—
International Core Equity Portfolio	638	$838
T.A. World ex U.S. Core Equity Portfolio	—	25
International Small Company Portfolio	8,444	574
Japanese Small Company Portfolio	117	—
Asia Pacific Small Company Portfolio	684	—
United Kingdom Small Company Portfolio	20	9
Continental Small Company Portfolio	403	—
DFA International Real Estate Securities Portfolio	47,294	56
DFA International Small Cap Value Portfolio	20,585	2,797
Emerging Markets Small Cap Portfolio	354	—
Emerging Markets Core Equity Portfolio	4	—

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Company Portfolio	$2,877,782	$352,056	$(510,130)	$(158,074)
Enhanced U.S. Large Company Portfolio	165,749	1,894	(21)	1,873
U.S. Large Cap Value Portfolio	4,959,196	1,012,620	(107,145)	905,475
U.S. Targeted Value Portfolio	1,875,678	182,315	(281,563)	(99,248)
U.S. Small Cap Value Portfolio	7,359,688	856,341	(1,648,779)	(792,438)
U.S. Core Equity 1 Portfolio	2,487,529	139,350	(368,611)	(229,261)
U.S. Core Equity 2 Portfolio	4,990,297	260,228	(923,665)	(663,437)
U.S. Vector Equity Portfolio	1,627,456	92,281	(324,960)	(232,679)
T.A. U.S. Core Equity 2 Portfolio	1,617,600	164,083	(133,301)	30,782
U.S. Small Cap Portfolio	3,056,739	463,996	(541,196)	(77,200)
U.S. Micro Cap Portfolio	3,478,151	656,832	(865,370)	(208,538)
DFA Real Estate Securities Portfolio	3,157,842	143,598	(577,621)	(434,023)
Large Cap International Portfolio	1,527,916	270,759	(198,633)	72,126
International Core Equity Portfolio	4,716,225	295,954	(648,610)	(352,656)
T.A. World ex U.S. Core Equity Portfolio	614,254	134,993	(28,279)	106,714
International Small Company Portfolio	4,311,177	727,413	(762,875)	(35,462)
Japanese Small Company Portfolio	203,529	52,585	(141,999)	(89,414)
Asia Pacific Small Company Portfolio	$95,452	$61,222	$(54,768)	$6,454

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
United Kingdom Small Company Portfolio	30,650	20,946	(23,724)	(2,778)
Continental Small Company Portfolio	113,305	64,204	(66,524)	(2,320)
DFA International Real Estate Securities Portfolio	1,136,799	11,976	(280,322)	(268,346)
DFA Global Real Estate Securities Portfolio	407,508	32,225	(7,205)	25,020
DFA International Small Cap Value Portfolio	8,155,491	1,022,184	(1,688,444)	(666,260)
International Vector Equity Portfolio	248,248	60,999	(6,848)	54,151
Emerging Markets Portfolio	1,011,811	1,037,753	(82,480)	955,273
Emerging Markets Small Cap Portfolio	856,324	358,008	(79,893)	278,115
Emerging Markets Core Equity Portfolio	2,301,604	614,169	(166,439)	447,730
DFA One-Year Fixed Income Portfolio	5,126,966	19,644	(744)	18,900
DFA Two-Year Global Fixed Income Portfolio	5,172,582	38,592	(595)	37,997
DFA Selectively Hedged Global Fixed Income Portfolio	299,331	4,281	(308)	3,973
DFA Five-Year Government Portfolio	968,275	31,245	(2,998)	28,247
DFA Five-Year Global Fixed Income Portfolio	3,961,945	170,703	11,863	182,566
DFA Intermediate Government Fixed Income Portfolio	1,366,863	103,431	(391)	103,040
DFA Short-Term Extended Quality Portfolio	365,573	11,120	(31)	11,089
DFA Inflation-Protected Securities Portfolio	737,599	30,004	246	30,250
DFA Short-Term Municipal Bond Portfolio	1,144,069	19,233	(1,363)	17,870
DFA California Short-Term Municipal Bond Portfolio	204,398	4,000	(441)	3,559

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Portfolio’s tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On October 22, 2008, The U.S. Micro Cap Series and The U.S. Small Cap Value Series and on October 25, 2008 The U.S. Small Cap Series, each a master fund in a RIC/RIC master-feeder structure, each with a RIC feeder (“the Portfolios”), having 100% investment in their respective master fund, have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, each master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owners, the respective portfolios (the RIC feeders), with the respective portfolios deemed the surviving entities. The final tax year end of the Master Funds was October 21, 2008 for The U.S. Micro Cap Series and The U.S. Small Cap Value Series and October 24, 2008 for The U.S. Small Cap Series. For Federal income tax purposes, pursuant to Code §337(a), each of the master funds recognizes no gain or loss and, pursuant to Code §332(a), each of the Portfolios recognizes no gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), each of the aforementioned Portfolios has recognized the master fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, each of the Portfolios will maintain each respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the ”Check the Box“ election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund’s net assets or net asset value per share.

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA U.S. Large Cap Value Portfolio	$(606,345)	$606,345
DFA U.S. Large Cap Value Portfolio II	(10,872)	10,872
DFA U.S. Large Cap Value Portfolio III	(139,353)	139,353
LWAS/DFA U.S. High Book To Market Portfolio	(7,793)	7,793

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

On November 1, 2008, The Enhanced U.S. Large Company Series, a master fund in a RIC/RIC master-feeder structure and The Enhanced U.S. Large Company Portfolio (“the Portfolio”), having 100% investment in its respective master fund, made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change the Series’ federal entity classification from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, the master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owner, the Portfolio, with the Portfolio deemed the surviving entity. The final tax year end of the Master Fund was October 31, 2008. For Federal income tax purposes, pursuant to Code §337(a), the Master Fund did not recognize any gain or loss and, pursuant to Code §332(a), the Portfolio did not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), the Portfolio has recognized the Master Fund’s deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income. Pursuant to IRC Code §334(b)(1) and §1223, the Portfolio will maintain its respective master fund’s holding period and tax basis in the assets deemed transferred to the respective Portfolio.

On November 1, 2008, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, each a master fund in a RIC/RIC master-feeder structure with RIC feeders, underlying fund of fund investors (Two-Year Global Fixed Income Series) and other direct client investor(s), have each made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. As a result of this election, for tax purposes, the Master Funds are deemed to have distributed all of their assets and liabilities to their shareholders in liquidation of the Master Fund. Since each Master Fund has a shareholder owning 80% or more of the fund’s shares and also has shareholders owning less than 80%, each fund’s respective transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332 for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to newly formed partnerships. The final tax year end of the Master Funds was October 31, 2008.

For federal income tax purposes, pursuant to IRC §332(a), the DFA One-Year Fixed Income Portfolio and the DFA Two-Year Global Fixed Income Portfolio, having a more than 80% investment in its respective master fund, will not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the Master Fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to IRC §334(b)(1) and §1223, the 80% or greater shareholder’s basis and holding period in the securities received in liquidation is the same as it was in the possession of the Master Fund. However, any security distributed in satisfaction of the Master Fund’s final dividend would have a basis equal to its fair market value and would be deemed acquired on the liquidation date.

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

G. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares

U.S. Targeted Value Portfolio
Class R1 Shares*
Shares Issued	$7,979	1,266	$41,494	4,172	N/A	N/A
Shares Issued in Lieu of Cash Distributions	423	64	351	36	N/A	N/A
Shares Redeemed	(5,207)	(844)	(7,142)	(761)	N/A	N/A

Net Increase (Decrease) — Class R1 Shares	$3,195	486	$34,703	3,447	N/A	N/A

Class R2 Shares**
Shares Issued	$1,638	210	$3,032	306	N/A	N/A
Shares Issued in Lieu of Cash Distributions	27	4	10	1	N/A	N/A
Shares Redeemed	(626)	(85)	(799)	(88)	N/A	N/A

Net Increase (Decrease) — Class R2 Shares	$1,039	129	$2,243	219	N/A	N/A

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares

U.S. Targeted Value Portfolio
Institutional Class Shares
Shares Issued	$840,965	86,986	$930,939	66,970	$500,717	28,579
Shares Issued in Lieu of Cash Distributions	13,191	1,374	20,933	1,410	18,152	1,060
Shares Redeemed	(419,657)	(43,424)	(327,204)	(24,350)	(110,437)	(6,247)

Net Increase
(Decrease) — Institutional Class Shares	$434,499	44,936	$624,668	44,030	$408,432	23,392

*	Class R1 Shares commenced operations on January 31, 2008.

**	Class R2 Shares commenced operations on June 30, 2008.

H. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements: The Portfolios may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2. Treasury Inflation-Protected Securities (TIPS): The DFA Inflation-Protected Securities Portfolio may purchase TIPS which are securities issued by the U.S. Treasury. Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the Portfolio may be irregular. In addition, the current market value of inflation-protected securities is not guaranteed and will fluctuate.

3. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in U.S. companies, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolios may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a Portfolio uses derivatives, how derivatives are accounted for and how derivative instruments affect a Portfolio’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Portfolios.

4. Forward Currency Contracts: The Enhanced U.S. Large Company Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Global Fixed Income Portfolio

and DFA Short-Term Extended Quality Portfolio may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Portfolio’s currency exposure with respect to a foreign market will be based primarily on the Portfolio’s existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Portfolios as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation of translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2009, the Portfolios had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

Enhanced U.S. Large Company Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/18/09	4,648	Canadian Dollar	$ 4,364	$ 4,296	$ 68
11/18/09	2,162	Euro	3,198	3,182	16
11/18/09	6,200	Pound Sterling	10,129	10,174	(45)

			$17,691	$17,652	$ 39

DFA Two-Year Global Fixed Income Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/06/09	142,065	Euro	$212,339	$209,067	$3,272
11/18/09	198,938	Canadian Dollar	187,075	183,855	3,220
11/18/09	144,042	Euro	213,086	211,970	1,116
11/18/09	112,239	Pound Sterling	183,461	184,189	(728)

			$795,961	$789,081	$6,880

DFA Selectively Hedged Global Fixed Income Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/18/09	18,062	Canadian Dollar	$16,948	$16,692	$256

DFA Five-Year Global Fixed Income Portfolio*

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at October 31, 2009	Unrealized Foreign Exchange Gain (Loss)
11/09/09	17,858,616	Japanese Yen	$196,481	$198,406	$(1,925)
11/13/09	17,553,714	Japanese Yen	191,063	195,023	(3,960)
11/13/09	119,009	Pound Sterling	194,496	195,305	(809)
11/13/09	4,438	Pound Sterling	7,323	7,284	39
11/23/09	123,425	Pound Sterling	203,599	202,540	1,059

			$792,962	$798,558	$(5,596)

*During the year ended October 31, 2009, the Portfolios had limited activity in these transactions.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

5. Futures Contracts: Certain Portfolios may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Additionally, the Enhanced U.S. Large Company Portfolio uses stock index futures to hedge against changes in equity securities’ prices in the normal course of pursuing its investment objectives. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. The Portfolios entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2009, the following Portfolio had outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)
Enhanced U.S. Large Company Portfolio	S&P 500 Index®	12/18/2009	620*	$160,115	$1,705

Enhanced Securities have been segregated as collateral for open futures contracts.

*Outstanding contracts on futures at year end October 31, 2009 are indicative of the volume of activity during the year.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Portfolios’ derivative instrument holdings for the year ended October 31, 2009.

The following is a summary of the location of derivatives on the Portfolios’ Statements of Assets and Liabilities as of October 31, 2009:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Foreign exchange contracts	Unrealized Gain on Forward Currency Contracts	Unrealized Loss on Forward Currency Contracts

Equity contracts		Payables: Futures Margin Variation

The following is a summary of the Portfolios’ derivative instrument holdings categorized by primary risk exposure as of October 31, 2009 (amounts in thousands):

		Asset Derivatives Value
	Total Value at October 31, 2009	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$1,789	$ 84	$1,705*
DFA Two-Year Global Fixed Income Portfolio	7,608	7,608	—
DFA Selectively Hedged Global Fixed Income Portfolio	256	256	—
DFA Five-Year Global Fixed Income Portfolio	1,098	1,098	—

		Liability Derivatives Value
	Total Value at October 31, 2009	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$ 45	$ 45	—
DFA Two-Year Global Fixed Income Portfolio	728	728	—
DFA Five-Year Global Fixed Income Portfolio	6,694	6,694	—

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Portfolios’ Statements of Operations of realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Foreign exchange contracts	Net Realized Gain (Loss) on: Foreign Currency Transactions Change in Unrealized Appreciation (Depreciation) of: Translation of Foreign Currency Denominated Amounts

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$25,521	$(229)	$25,750
U.S. Targeted Value Portfolio*	(823)	—	(823)
U.S. Small Cap Value Portfolio*	570	—	570
U.S. Core Equity 1 Portfolio*	683	—	683
U.S. Core Equity 2 Portfolio*	3,212	—	3,212
U.S. Vector Equity Portfolio*	407	—	407
T.A. U.S. Core Equity 2 Portfolio*	(854)	—	(854)
DFA Real Estate Securities Portfolio*	(1,065)	—	(1,065)
Large Cap International Portfolio*	919	—	919

	Realized Gain (Loss) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
International Core Equity Portfolio*	$ (2,556)	—	$(2,556)
T.A. World ex U.S. Core Equity Portfolio*	(660)	—	(660)
DFA International Real Estate Securities Portfolio*	234	—	234
DFA International Small Cap Value Portfolio*	(9,031)	—	(9,031)
International Vector Equity Portfolio*	(232)	—	(232)
Emerging Markets Core Equity Portfolio*	(873)	—	(873)
DFA Two-Year Global Fixed Income Portfolio	(3,286)	$ (3,286)	—
DFA Selectively Hedged Global Fixed Income Portfolio	(37)	(37)	—
DFA Five-Year Global Fixed Income Portfolio	(63,248)	(63,248)	—

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Total	Foreign Exchange Contracts	Equity Contracts
Enhanced U.S. Large Company Portfolio	$ 1,744	$ 39	$1,705
U.S. Targeted Value Portfolio*	(3)	—	(3)
U.S. Core Equity 1 Portfolio*	(2)	—	(2)
U.S. Core Equity 2 Portfolio*	(1)	—	(1)
T.A. U.S. Core Equity 2 Portfolio*	(1)	—	(1)
DFA Real Estate Securities Portfolio*	(10)	—	(10)
International Core Equity Portfolio*	(15)	—	(15)
T.A. World ex U.S. Core Equity Portfolio*	(1)	—	(1)
DFA International Small Cap Value Portfolio*	(28)	—	(28)
International Vector Equity Portfolio*	(1)	—	(1)
Emerging Markets Core Equity Portfolio*	(4)	—	(4)
DFA Two-Year Global Fixed Income Portfolio	6,880	6,880	—
DFA Selectively Hedged Global Fixed Income Portfolio	262	262	—
DFA Five-Year Global Fixed Income Portfolio	(4,167)	(4,167)	—

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Portfolios had limited activity in these transactions.

I. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Targeted Value Portfolio	1.95%	$1,732	1	—	$ 1,732
U.S. Small Cap Value Portfolio	1.99%	9,824	18	$10	24,299
U.S. Core Equity 1 Portfolio	1.99%	2,842	20	3	12,148
U.S. Vector Equity Portfolio	2.25%	4,672	20	6	14,819
T.A. U.S. Core Equity 2 Portfolio	2.05%	3,160	17	3	12,832
U.S. Small Cap Portfolio	2.06%	7,934	20	9	27,804
U.S. Micro Cap Portfolio	1.87%	4,049	21	4	22,530
DFA Real Estate Securities Portfolio	1.90%	3,088	20	3	6,865
DFA Global Real Estate Securities Portfolio	1.99%	110	14	—	263

At October 31, 2009, U.S. Small Cap Value Portfolio had a loan outstanding in the amount of $6,072 (in thousands).

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Large Cap International Portfolio	0.95%	$3,702	39	$ 4	$14,855
International Core Equity Portfolio	0.96%	7,333	27	5	19,021
T.A. World ex U.S. Core Equity Portfolio	0.89%	3,108	30	2	8,114
International Small Company Portfolio	0.92%	3,301	45	4	9,459
DFA International Real Estate Securities Portfolio	0.94%	855	17	—	2,591
DFA International Small Cap Value Portfolio	0.93%	6,909	53	9	22,578
International Vector Equity Portfolio	0.95%	971	30	1	2,875
Emerging Markets Core Equity Portfolio	0.94%	3,107	56	5	12,568

At October 31, 2009, International Small Company Portfolio and DFA International Small Cap Value Portfolio had loans outstanding in the amounts of $1,970 and $6,784 (in thousands), respectively.

J. Securities Lending:

As of October 31, 2009, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios’ investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K. Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the U.S. Targeted Value Portfolio Class R1 and Class R2 Shares.

L. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M. In-Kind Redemptions:

In accordance with guidelines described in the Portfolios’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, the Emerging Markets Portfolio realized net gains of in-kind redemptions in the amount of $17,805 (amount in thousands).

During the period ended October 31, 2008, the following Portfolios realized net gains of in-kind redemptions (amounts in thousands):

Large Cap International Portfolio	$14,987
International Core Equity Portfolio	7,590
Emerging Markets Core Equity Portfolio	1,902

N. Other:

At October 31, 2009, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio — Institutional Class Shares	2	59%
Enhanced U.S. Large Company Portfolio — Institutional Class Shares	3	81%
U.S. Large Cap Value Portfolio — Institutional Class Shares	3	75%
U.S. Targeted Value Portfolio — Class R1 Shares	1	97%
U.S. Targeted Value Portfolio — Class R2 Shares	1	89%
U.S. Targeted Value Portfolio — Institutional Class Shares	2	59%
U.S. Small Cap Value Portfolio — Institutional Class Shares	2	52%
U.S. Core Equity 1 Portfolio — Institutional Class Shares	3	62%
U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	67%
U.S. Vector Equity Portfolio — Institutional Class Shares	4	89%
T.A. U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	93%
U.S. Small Cap Portfolio — Institutional Class Shares	3	53%
U.S. Micro Cap Portfolio — Institutional Class Shares	2	55%
DFA Real Estate Securities Portfolio — Institutional Class Shares	3	72%
Large Cap International Portfolio — Institutional Class Shares	2	76%
International Core Equity Portfolio — Institutional Class Shares	3	69%
T.A. World ex U.S. Core Equity Portfolio — Institutional Class Shares	3	92%
International Small Company Portfolio — Institutional Class Shares	2	51%
Japanese Small Company Portfolio — Institutional Class Shares	3	68%
Asia Pacific Small Company Portfolio — Institutional Class Shares	2	68%
United Kingdom Small Company Portfolio — Institutional Class Shares	2	86%
Continental Small Company Portfolio — Institutional Class Shares	2	63%
DFA International Real Estate Securities Portfolio — Institutional Class Shares .	3	82%
DFA Global Real Estate Securities Portfolio — Institutional Class Shares	2	87%
DFA International Small Cap Value Portfolio — Institutional Class Shares	2	49%
International Vector Equity Portfolio — Institutional Class Shares	3	92%
Emerging Markets Portfolio — Institutional Class Shares	2	56%
Emerging Markets Small Cap Portfolio — Institutional Class Shares	1	34%
Emerging Markets Core Equity Portfolio — Institutional Class Shares	3	79%
DFA One-Year Fixed Income Portfolio — Institutional Class Shares	2	60%
DFA Two-Year Global Fixed Income Portfolio — Institutional Class Shares	3	81%
DFA Selectively Hedged Global Fixed Income Portfolio — Institutional Class Shares	4	96%
DFA Five-Year Government Portfolio — Institutional Class Shares	3	77%
DFA Five-Year Global Fixed Income Portfolio — Institutional Class Shares	3	74%
DFA Intermediate Government Fixed Income Portfolio — Institutional Class Shares	2	75%
DFA Short-Term Extended Quality Portfolio — Institutional Class Shares	4	86%
DFA Inflation-Protected Securities Portfolio — Institutional Class Shares	3	81%
DFA Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	82%
DFA California Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	96%

O. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Fund through December 23, 2009, the date the financial statements were available for issuance, and has determined that the following subsequent event requires recognition or disclosure in the financial statements.

On December 18, 2009, the Board of Directors of DFA Investment Dimensions Group Inc., on behalf of the U.S. Large Company Portfolio (the “Large Company Portfolio”), approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”), under which the Large Company Portfolio will be reorganized with and into the U.S. Large Company Institutional Index Portfolio (the “Large Company Institutional Portfolio”), a portfolio of Dimensional Investment Group Inc. Under the Plan of Reorganization, the Large Company Portfolio will transfer substantially all of its assets to the Large Company Institutional Portfolio in exchange solely for shares of the Large Company Institutional Portfolio (the “Reorganization”), which will be distributed to shareholders of the Large Company Portfolio according to their interests held in the Large Company Portfolio immediately prior to the Reorganization. As soon as practicable thereafter, the Large Company Portfolio will be liquidated and dissolved.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/ summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio, T.A. World ex U.S. Core Equity Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Short-Term Extended Quality Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians, brokers, and the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and July 8, 2009, DFA Investment Dimensions Group Inc. (“DFAIDG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAIDG and the Portfolios, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolios approved each of the applicable proposals for DFAIDG and the Portfolios presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAIDG

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DFAIDG*
1a	David G. Booth	5,100,343,281	93.94%	—	0.00%	328,971,623	6.06%			81.55%	0.00%	5.26%
1b	George M. Constantinides	5,105,280,301	94.03%	—	0.00%	324,034,602	5.97%			81.63%	0.00%	5.18%
1c	John P. Gould	5,100,584,112	93.95%	—	0.00%	328,730,791	6.05%			81.55%	0.00%	5.26%
1d	Roger G. Ibbotson	5,105,426,112	94.03%	—	0.00%	323,888,792	5.97%			81.63%	0.00%	5.18%
1e	Robert C. Merton	5,107,268,900	94.07%	—	0.00%	322,046,003	5.93%			81.66%	0.00%	5.15%
1f	Myron S. Scholes	5,104,997,961	94.03%	—	0.00%	324,316,942	5.97%			81.62%	0.00%	5.19%
1g	Eduardo A. Repetto	5,094,783,848	93.84%	—	0.00%	334,531,055	6.16%			81.46%	0.00%	5.35%
1h	Abbie J. Smith	5,100,861,923	93.95%	—	0.00%	328,452,981	6.05%			81.55%	0.00%	5.25%

	Shares Voted						Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DFAIDG*	3,385,698,613	93.83%	43,557,844	1.21%	179,189,489	4.97%	54.13%	0.70%	4.97%

*	Results are for all Portfolios within DFAIDG

U.S. Large Company Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	40,430,126	80.58%	1,516,358	3.02%	8,224,375	16.39%	47.41%	1.78%	9.64%
5b	Making Loans	40,467,481	80.66%	1,486,422	2.96%	8,216,956	16.38%	47.46%	1.74%	9.64%
5c	Investments in Real Estate	41,229,199	82.18%	716,953	1.43%	8,224,707	16.39%	48.35%	0.84%	9.65%
5d	Investments in Commodities	40,474,610	80.67%	1,471,256	2.93%	8,224,993	16.39%	47.46%	1.73%	9.65%
5e	Diversification of Investments	40,673,446	81.07%	1,282,998	2.56%	8,214,415	16.37%	47.70%	1.50%	9.63%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	40,286,840	80.30%	1,636,196	3.26%	8,247,823	16.44%	47.24%	1.92%	9.67%
6b	Purchasing Securities on Margin	40,249,338	80.22%	1,678,831	3.35%	8,242,690	16.43%	47.20%	1.97%	9.67%
6c	Investing in Restricted or Illiquid Securities	40,254,755	80.24%	1,673,457	3.34%	8,242,647	16.43%	47.21%	1.96%	9.67%
6d	Investing for the Purpose of Exercising Control	40,412,651	80.55%	1,506,361	3.00%	8,251,847	16.45%	47.39%	1.77%	9.68%
6e	Investing in Other Investment Companies	40,411,300	80.55%	1,514,178	3.02%	8,245,381	16.43%	47.39%	1.78%	9.67%
6f	Management Ownership of Securities of an Issuer	40,509,353	80.74%	1,400,147	2.79%	8,261,359	16.47%	47.51%	1.64%	9.69%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	40,571,084	80.87%	1,360,203	2.71%	8,239,572	16.42%	47.58%	1.60%	9.66%
6h	Investing in Securities of Unseasoned Issuers	40,332,047	80.39%	1,592,824	3.17%	8,245,988	16.44%	47.30%	1.87%	9.67%
6i	Investing in Warrants	40,461,757	80.65%	1,435,624	2.86%	8,273,478	16.49%	47.45%	1.68%	9.70%
6j	Writing or Acquiring Options	40,450,447	80.63%	1,454,481	2.90%	8,265,931	16.48%	47.44%	1.71%	9.69%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	41,387,142	82.49%	542,566	1.08%	8,241,151	16.43%	48.53%	0.64%	9.66%

Enhanced U.S. Large Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	15,387,271	56.14%	40,860	0.15%	394,026	1.44%	11,586,812	42.27%	56.13%	0.15%	1.44%
5b	Making Loans	15,381,417	56.12%	50,690	0.18%	390,050	1.42%	11,586,812	42.27%	56.11%	0.18%	1.42%
5c	Investments in Real Estate	15,387,025	56.14%	44,866	0.16%	390,266	1.42%	11,586,812	42.27%	56.13%	0.16%	1.42%
5d	Investments in Commodities	15,365,625	56.06%	66,266	0.24%	390,266	1.42%	11,586,812	42.27%	56.05%	0.24%	1.42%
5e	Diversification of Investments	15,392,316	56.16%	39,575	0.14%	390,266	1.42%	11,586,812	42.27%	56.15%	0.14%	1.42%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	15,381,129	56.12%	45,153	0.16%	395,875	1.44%	11,586,812	42.27%	56.11%	0.16%	1.44%
6b	Purchasing Securities on Margin	15,384,140	56.13%	42,142	0.15%	395,875	1.44%	11,586,812	42.27%	56.12%	0.15%	1.44%
6d	Investing for the Purpose of Exercising Control	15,381,129	56.12%	45,153	0.16%	395,875	1.44%	11,586,812	42.27%	56.11%	0.16%	1.44%
6e	Investing in Other Investment Companies	15,372,610	56.09%	42,874	0.16%	406,673	1.48%	11,586,812	42.27%	56.08%	0.16%	1.48%
6f	Management Ownership of Securities of an Issuer	15,373,342	56.09%	42,142	0.15%	406,673	1.48%	11,586,812	42.27%	56.08%	0.15%	1.48%
6h	Investing in Securities of Unseasoned Issuers	15,370,330	56.08%	50,977	0.19%	400,850	1.46%	11,586,812	42.27%	56.07%	0.19%	1.46%
6i	Investing in Warrants	15,375,621	56.10%	45,686	0.17%	400,850	1.46%	11,586,812	42.27%	56.09%	0.17%	1.46%

U.S. Large Cap Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	172,893,840	88.81%	7,186,773	3.69%	14,599,592	7.50%	46.64%	1.94%	3.94%
5b	Making Loans	172,791,986	88.76%	7,254,169	3.73%	14,634,050	7.52%	46.61%	1.96%	3.95%
5c	Investments in Real Estate	175,160,321	89.97%	4,984,199	2.56%	14,535,685	7.47%	47.25%	1.34%	3.92%
5d	Investments in Commodities	173,112,100	88.92%	7,020,863	3.61%	14,547,242	7.47%	46.70%	1.89%	3.92%
5e	Diversification of Investments	174,205,973	89.48%	6,003,329	3.08%	14,470,903	7.43%	46.99%	1.62%	3.90%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	171,633,445	88.16%	8,205,849	4.22%	14,840,911	7.62%	46.30%	2.21%	4.00%
6b	Purchasing Securities on Margin	171,417,311	88.05%	8,446,023	4.34%	14,816,871	7.61%	46.24%	2.28%	4.00%
6c	Investing in Restricted or Illiquid Securities	171,472,444	88.08%	8,394,752	4.31%	14,813,009	7.61%	46.25%	2.26%	4.00%
6d	Investing for the Purpose of Exercising Control	172,419,927	88.57%	7,483,007	3.84%	14,777,271	7.59%	46.51%	2.02%	3.99%
6e	Investing in Other Investment Companies	172,365,026	88.54%	7,593,625	3.90%	14,721,554	7.56%	46.50%	2.05%	3.97%
6f	Management Ownership of Securities of an Issuer	172,683,982	88.70%	7,182,843	3.69%	14,813,380	7.61%	46.58%	1.94%	4.00%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	173,364,846	89.05%	6,724,869	3.45%	14,590,490	7.49%	46.77%	1.81%	3.94%
6h	Investing in Securities of Unseasoned Issuers	171,698,443	88.20%	8,063,113	4.14%	14,918,649	7.66%	46.32%	2.18%	4.02%
6i	Investing in Warrants	172,471,724	88.59%	7,221,658	3.71%	14,986,823	7.70%	46.52%	1.95%	4.04%
6j	Writing or Acquiring Options	172,546,830	88.63%	7,283,118	3.74%	14,850,257	7.63%	46.54%	1.96%	4.01%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	175,966,526	90.39%	3,924,543	2.02%	14,789,136	7.60%	47.47%	1.06%	3.99%

U.S. Targeted Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	53,117,513	85.60%	2,133,467	3.44%	6,803,169	10.96%	47.78%	1.92%	6.12%
5b	Making Loans	53,052,457	85.49%	2,177,756	3.51%	6,823,936	11.00%	47.72%	1.96%	6.14%
5c	Investments in Real Estate	53,653,525	86.46%	1,628,785	2.62%	6,771,840	10.91%	48.26%	1.47%	6.09%
5d	Investments in Commodities	52,832,185	85.14%	2,453,403	3.95%	6,768,562	10.91%	47.52%	2.21%	6.09%
5e	Diversification of Investments	53,540,956	86.28%	1,762,547	2.84%	6,750,646	10.88%	48.16%	1.59%	6.07%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	52,457,864	84.54%	2,842,428	4.58%	6,753,858	10.88%	47.18%	2.56%	6.07%
6e	Investing in Other Investment Companies	53,069,209	85.52%	2,199,274	3.54%	6,785,666	10.94%	47.73%	1.98%	6.10%

U.S. Small Cap Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	173,119,722	92.72%	7,695,223	4.12%	5,896,085	3.16%	52.84%	2.35%	1.80%
5b	Making Loans	172,804,656	92.55%	7,706,222	4.13%	6,200,153	3.32%	52.74%	2.35%	1.89%
5c	Investments in Real Estate	174,223,319	93.31%	6,289,826	3.37%	6,197,885	3.32%	53.18%	1.92%	1.89%
5d	Investments in Commodities	173,534,303	92.94%	7,026,376	3.76%	6,150,351	3.29%	52.97%	2.14%	1.88%
5e	Diversification of Investments	174,656,837	93.54%	5,903,682	3.16%	6,150,511	3.29%	53.31%	1.80%	1.88%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	171,661,614	91.94%	8,760,032	4.69%	6,289,384	3.37%	52.39%	2.67%	1.92%
6b	Purchasing Securities on Margin	171,441,491	91.82%	9,025,749	4.83%	6,243,791	3.34%	52.33%	2.75%	1.91%
6c	Investing in Restricted or Illiquid Securities	172,683,093	92.49%	7,799,254	4.18%	6,228,683	3.34%	52.71%	2.38%	1.90%
6d	Investing for the Purpose of Exercising Control	172,786,379	92.54%	7,641,558	4.09%	6,283,093	3.37%	52.74%	2.33%	1.92%
6e	Investing in Other Investment Companies	172,761,077	92.53%	7,687,308	4.12%	6,262,646	3.35%	52.73%	2.35%	1.91%
6f	Management Ownership of Securities of an Issuer	172,799,765	92.55%	7,635,419	4.09%	6,275,846	3.36%	52.74%	2.33%	1.92%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	173,667,640	93.01%	6,844,588	3.67%	6,198,802	3.32%	53.01%	2.09%	1.89%
6h	Investing in Securities of Unseasoned Issuers	173,452,804	92.90%	7,025,400	3.76%	6,232,826	3.34%	52.94%	2.14%	1.90%
6i	Investing in Warrants	174,070,813	93.23%	6,367,229	3.41%	6,272,988	3.36%	53.13%	1.94%	1.91%
6j	Writing or Acquiring Options	172,730,578	92.51%	7,736,815	4.14%	6,243,638	3.34%	52.72%	2.36%	1.91%

U.S. Core Equity 1 Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	104,483,941	52.11%	1,098,003	0.55%	1,009,578	0.50%	93,932,769	46.84%	51.39%	0.54%	0.50%	NA
5b	Making Loans	104,358,224	52.04%	1,139,060	0.57%	1,094,238	0.55%	93,932,769	46.84%	51.33%	0.56%	0.54%	NA
5c	Investments in Real Estate	104,566,166	52.15%	982,878	0.49%	1,042,478	0.52%	93,932,769	46.84%	51.43%	0.48%	0.51%	NA
5d	Investments in Commodities	104,404,880	52.07%	1,088,620	0.54%	1,098,022	0.55%	93,932,769	46.84%	51.35%	0.54%	0.54%	NA
5e	Diversification of Investments	104,679,991	52.20%	932,378	0.46%	979,153	0.49%	93,932,769	46.84%	51.49%	0.46%	0.48%	NA

U.S. Core Equity 2 Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	213,171,499	62.76%	1,782,444	0.52%	2,933,581	0.86%	121,790,485	35.85%	55.36%	0.46%	0.76%	NA
5b	Making Loans	212,884,025	62.67%	1,771,008	0.52%	3,232,491	0.95%	121,790,485	35.85%	55.28%	0.46%	0.84%	NA
5c	Investments in Real Estate	213,332,926	62.80%	1,646,861	0.48%	2,907,737	0.86%	121,790,485	35.85%	55.40%	0.43%	0.76%	NA
5d	Investments in Commodities	213,163,570	62.75%	1,876,742	0.55%	2,847,212	0.84%	121,790,485	35.85%	55.35%	0.49%	0.74%	NA
5e	Diversification of Investments	213,641,376	62.90%	1,393,944	0.41%	2,852,204	0.84%	121,790,485	35.85%	55.48%	0.36%	0.74%	NA

U.S. Vector Equity Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	64,539,853	94.75%	1,390,999	2.04%	2,184,255	3.21%	51.32%	1.11%	1.74%
5b	Making Loans	64,564,833	94.79%	1,389,158	2.04%	2,161,116	3.17%	51.34%	1.10%	1.72%
5c	Investments in Real Estate	64,620,224	94.87%	1,344,830	1.97%	2,150,053	3.16%	51.39%	1.07%	1.71%
5d	Investments in Commodities	64,507,548	94.70%	1,443,149	2.12%	2,164,410	3.18%	51.30%	1.15%	1.72%
5e	Diversification of Investments	64,723,933	95.02%	1,275,843	1.87%	2,115,331	3.11%	51.47%	1.01%	1.68%

T.A. U.S. Core Equity 2 Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	92,018,708	91.72%	2,273,749	2.27%	6,033,779	6.01%	50.98%	1.26%	3.34%
5b	Making Loans	92,000,616	91.70%	2,303,383	2.30%	6,022,237	6.00%	50.97%	1.28%	3.34%
5c	Investments in Real Estate	92,151,224	91.85%	2,192,495	2.19%	5,982,517	5.96%	51.06%	1.21%	3.31%
5d	Investments in Commodities	92,398,250	92.10%	1,909,189	1.90%	6,018,797	6.00%	51.19%	1.06%	3.33%
5e	Diversification of Investments	92,414,737	92.11%	1,994,656	1.99%	5,916,843	5.90%	51.20%	1.11%	3.28%

U.S. Small Cap Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	82,575,641	57.01%	6,234,882	4.30%	663,803	0.46%	55,371,235	38.23%	52.22%	3.94%	0.42%	NA
5b	Making Loans	82,405,615	56.89%	6,269,283	4.33%	799,428	0.55%	55,371,235	38.23%	52.11%	3.96%	0.51%	NA
5c	Investments in Real Estate	83,174,614	57.42%	5,640,775	3.89%	658,937	0.45%	55,371,235	38.23%	52.60%	3.57%	0.42%	NA
5d	Investments in Commodities	82,541,203	56.99%	6,276,843	4.33%	656,280	0.45%	55,371,235	38.23%	52.20%	3.97%	0.41%	NA
5e	Diversification of Investments	82,695,020	57.09%	6,131,184	4.23%	648,122	0.45%	55,371,235	38.23%	52.29%	3.88%	0.41%	NA
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	82,406,144	56.89%	6,379,410	4.40%	688,772	0.48%	55,371,235	38.23%	52.11%	4.03%	0.44%	NA
6b	Purchasing Securities on Margin	82,364,690	56.86%	6,425,765	4.44%	683,871	0.47%	55,371,235	38.23%	52.08%	4.06%	0.43%	NA
6c	Investing in Restricted or Illiquid Securities	82,382,951	56.88%	6,408,942	4.42%	682,433	0.47%	55,371,235	38.23%	52.10%	4.05%	0.43%	NA
6d	Investing for the Purpose of Exercising Control	82,193,695	56.75%	6,595,405	4.55%	685,226	0.47%	55,371,235	38.23%	51.98%	4.17%	0.43%	NA
6e	Investing in Other Investment Companies	82,354,250	56.86%	6,444,117	4.45%	675,959	0.47%	55,371,235	38.23%	52.08%	4.07%	0.43%	NA
6f	Management Ownership of Securities of an Issuer	82,495,363	56.95%	6,289,478	4.34%	689,485	0.48%	55,371,235	38.23%	52.17%	3.98%	0.44%	NA
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	82,572,008	57.01%	6,254,150	4.32%	648,168	0.45%	55,371,235	38.23%	52.21%	3.95%	0.41%	NA
6h	Investing in Securities of Unseasoned Issuers	82,229,235	56.77%	6,552,410	4.52%	692,681	0.48%	55,371,235	38.23%	52.00%	4.14%	0.44%	NA
6i	Investing in Warrants	82,525,143	56.97%	6,265,011	4.33%	684,172	0.47%	55,371,235	38.23%	52.18%	3.96%	0.43%	NA
6j	Writing or Acquiring Options	82,296,649	56.82%	6,498,926	4.49%	678,751	0.47%	55,371,235	38.23%	52.04%	4.11%	0.43%	NA

U.S. Micro Cap Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	164,980,200	96.27%	3,066,686	1.79%	3,319,399	1.94%	54.77%	1.02%	1.10%
5b	Making Loans	164,907,178	96.23%	3,097,794	1.81%	3,361,313	1.96%	54.74%	1.03%	1.12%
5c	Investments in Real Estate	165,176,839	96.39%	2,886,113	1.68%	3,303,333	1.93%	54.83%	0.96%	1.10%
5d	Investments in Commodities	163,886,571	95.64%	4,195,928	2.45%	3,283,786	1.92%	54.40%	1.39%	1.09%
5e	Diversification of Investments	165,476,898	96.56%	2,620,926	1.53%	3,268,461	1.91%	54.93%	0.87%	1.09%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	163,544,790	95.44%	4,428,988	2.58%	3,392,506	1.98%	54.29%	1.47%	1.13%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6b	Purchasing Securities on Margin	163,473,742	95.39%	4,520,335	2.64%	3,372,208	1.97%	54.27%	1.50%	1.12%
6c	Investing in Restricted or Illiquid Securities	163,626,099	95.48%	4,371,813	2.55%	3,368,374	1.97%	54.32%	1.45%	1.12%
6e	Investing in Other Investment Companies	164,860,510	96.20%	3,170,962	1.85%	3,334,813	1.95%	54.73%	1.05%	1.11%
6f	Management Ownership of Securities of an Issuer	165,048,646	96.31%	2,969,253	1.73%	3,348,387	1.95%	54.79%	0.99%	1.11%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	164,132,773	95.78%	3,920,347	2.29%	3,313,165	1.93%	54.49%	1.30%	1.10%
6i	Investing in Warrants	165,149,647	96.37%	2,844,275	1.66%	3,372,363	1.97%	54.82%	0.94%	1.12%
6j	Writing or Acquiring Options	165,066,228	96.32%	2,958,519	1.73%	3,341,538	1.95%	54.80%	0.98%	1.11%

DFA Real Estate Securities Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	61,754,553	93.39%	1,889,527	2.86%	2,480,208	3.75%	52.56%	1.61%	2.11%
5b	Making Loans	61,717,979	93.34%	1,938,943	2.93%	2,467,366	3.73%	52.53%	1.65%	2.10%
5c	Investments in Real Estate	62,160,227	94.01%	1,481,985	2.24%	2,482,076	3.75%	52.91%	1.26%	2.11%
5d	Investments in Commodities	61,395,815	92.85%	2,252,630	3.41%	2,475,843	3.74%	52.26%	1.92%	2.11%
5e	Diversification of Investments	62,144,270	93.98%	1,529,527	2.31%	2,450,491	3.71%	52.90%	1.30%	2.09%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	61,103,483	92.41%	2,522,483	3.81%	2,498,322	3.78%	52.01%	2.15%	2.13%
6b	Purchasing Securities on Margin	61,040,406	92.31%	2,607,638	3.94%	2,476,244	3.74%	51.96%	2.22%	2.11%
6c	Investing in Restricted or Illiquid Securities	61,152,163	92.48%	2,491,475	3.77%	2,480,650	3.75%	52.05%	2.12%	2.11%
6d	Investing for the Purpose of Exercising Control	61,741,715	93.37%	1,893,125	2.86%	2,489,448	3.76%	52.55%	1.61%	2.12%
6e	Investing in Other Investment Companies	61,680,175	93.28%	1,962,785	2.97%	2,481,328	3.75%	52.50%	1.67%	2.11%
6f	Management Ownership of Securities of an Issuer	61,837,326	93.52%	1,792,836	2.71%	2,494,126	3.77%	52.64%	1.53%	2.12%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	61,567,170	93.11%	2,111,244	3.19%	2,445,874	3.70%	52.41%	1.80%	2.08%
6i	Investing in Warrants	61,810,828	93.48%	1,814,347	2.74%	2,499,113	3.78%	52.61%	1.54%	2.13%
6j	Writing or Acquiring Options	61,781,880	93.43%	1,850,982	2.80%	2,491,426	3.77%	52.59%	1.58%	2.12%

Large Cap International Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	37,997,717	94.68%	873,247	2.18%	1,263,266	3.15%	50.99%	1.17%	1.70%
5b	Making Loans	37,952,326	94.56%	930,997	2.32%	1,250,907	3.12%	50.93%	1.25%	1.68%
5c	Investments in Real Estate	37,421,132	93.24%	1,513,828	3.77%	1,199,271	2.99%	50.22%	2.03%	1.61%
5d	Investments in Commodities	37,427,437	93.26%	1,517,390	3.78%	1,189,404	2.96%	50.22%	2.04%	1.60%
5e	Diversification of Investments	38,181,915	95.14%	774,663	1.93%	1,177,653	2.93%	51.24%	1.04%	1.58%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	37,089,479	92.41%	1,807,123	4.50%	1,237,628	3.08%	49.77%	2.42%	1.66%
6b	Purchasing Securities on Margin	37,110,845	92.47%	1,790,428	4.46%	1,232,957	3.07%	49.80%	2.40%	1.65%
6c	Investing in Restricted or Illiquid Securities	37,035,863	92.28%	1,861,009	4.64%	1,237,358	3.08%	49.70%	2.50%	1.66%
6d	Investing for the Purpose of Exercising Control	37,986,250	94.65%	913,502	2.28%	1,234,478	3.08%	50.97%	1.23%	1.66%
6e	Investing in Other Investment Companies	37,922,294	94.49%	982,986	2.45%	1,228,950	3.06%	50.89%	1.32%	1.65%
6f	Management Ownership of Securities of an Issuer	37,951,172	94.56%	964,995	2.40%	1,218,063	3.03%	50.93%	1.29%	1.63%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	37,396,426	93.18%	1,493,613	3.72%	1,244,191	3.10%	50.18%	2.00%	1.67%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6h	Investing in Securities of Unseasoned Issuers	37,762,857	94.09%	1,085,971	2.71%	1,285,402	3.20%	50.67%	1.46%	1.72%
6i	Investing in Warrants	37,928,700	94.50%	918,894	2.29%	1,286,636	3.21%	50.90%	1.23%	1.73%
6j	Writing or Acquiring Options	37,941,166	94.54%	903,732	2.25%	1,289,332	3.21%	50.91%	1.21%	1.73%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	38,233,655	95.26%	584,902	1.46%	1,315,673	3.28%	51.31%	0.78%	1.77%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	38,232,780	95.26%	584,735	1.46%	1,316,715	3.28%	51.30%	0.78%	1.77%

International Core Equity Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	177,373,455	56.74%	4,154,996	1.33%	4,660,259	1.49%	126,424,297	40.44%	53.06%	1.24%	1.39%
5b	Making Loans	176,924,084	56.60%	4,414,472	1.41%	4,850,153	1.55%	126,424,297	40.44%	52.92%	1.32%	1.45%
5c	Investments in Real Estate	177,497,921	56.78%	4,005,870	1.28%	4,684,919	1.50%	126,424,297	40.44%	53.10%	1.20%	1.40%
5d	Investments in Commodities	177,390,060	56.74%	4,174,411	1.34%	4,624,239	1.48%	126,424,297	40.44%	53.06%	1.25%	1.38%
5e	Diversification of Investments	177,693,681	56.84%	3,871,733	1.24%	4,623,296	1.48%	126,424,297	40.44%	53.16%	1.16%	1.38%

T.A. World ex U.S. Core Equity Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	39,055,490	91.06%	1,840,767	4.29%	1,994,796	4.65%	53.00%	2.50%	2.71%
5b	Making Loans	39,042,172	91.03%	1,854,086	4.32%	1,994,795	4.65%	52.98%	2.52%	2.71%
5c	Investments in Real Estate	39,039,635	91.02%	1,848,576	4.31%	2,002,842	4.67%	52.98%	2.51%	2.72%
5d	Investments in Commodities	39,107,803	91.18%	1,808,202	4.22%	1,975,048	4.60%	53.07%	2.45%	2.68%
5e	Diversification of Investments	39,122,349	91.21%	1,812,695	4.23%	1,956,009	4.56%	53.09%	2.46%	2.65%
International Small Company Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	146,761,050	82.53%	5,759,650	3.24%	25,304,179	14.23%	49.23%	1.93%	8.49%
5b	Making Loans	146,487,502	82.38%	5,764,592	3.24%	25,572,786	14.38%	49.13%	1.93%	8.58%
5c	Investments in Real Estate	136,816,309	76.94%	15,717,711	8.84%	25,290,860	14.22%	45.89%	5.27%	8.48%
5d	Investments in Commodities	146,666,615	82.48%	5,882,289	3.31%	25,275,976	14.21%	49.19%	1.97%	8.48%
5e	Diversification of Investments	147,253,567	82.81%	5,304,294	2.98%	25,267,019	14.21%	49.39%	1.78%	8.48%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	146,450,914	82.36%	6,115,754	3.44%	25,258,212	14.20%	49.12%	2.05%	8.47%
6b	Purchasing Securities on Margin	146,093,000	82.16%	6,478,434	3.64%	25,253,445	14.20%	49.00%	2.17%	8.47%
6d	Investing for the Purpose of Exercising Control	146,487,649	82.38%	6,046,180	3.40%	25,291,052	14.22%	49.13%	2.03%	8.48%
6e	Investing in Other Investment Companies	150,205,417	84.47%	2,351,498	1.32%	25,267,965	14.21%	50.38%	0.79%	8.48%
6f	Management Ownership of Securities of an Issuer	147,009,760	82.67%	5,540,873	3.12%	25,274,247	14.21%	49.31%	1.86%	8.48%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	132,479,321	74.50%	20,087,264	11.30%	25,258,295	14.20%	44.44%	6.74%	8.47%
6h	Investing in Securities of Unseasoned Issuers	137,270,123	77.19%	15,257,960	8.58%	25,296,797	14.23%	46.04%	5.12%	8.49%
6i	Investing in Warrants	148,246,012	83.37%	4,311,609	2.42%	25,267,259	14.21%	49.72%	1.45%	8.48%
6j	Writing or Acquiring Options	133,979,497	75.34%	18,558,642	10.44%	25,286,741	14.22%	44.94%	6.22%	8.48%

Japanese Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
5b	Making Loans	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
5c	Investments in Real Estate	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
5d	Investments in Commodities	6,135,575	80.62%	8,694	0.11%	2,028	0.03%	1,464,448	19.24%	74.09%	0.10%	0.02%
5e	Diversification of Investments	6,135,575	80.62%	8,694	0.11%	2,028	0.03%	1,464,448	19.24%	74.09%	0.10%	0.02%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6b	Purchasing Securities on Margin	6,134,672	80.61%	9,597	0.13%	2,028	0.03%	1,464,448	19.24%	74.08%	0.12%	0.02%
6c	Investing in Restricted or Illiquid Securities	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6d	Investing for the Purpose of Exercising Control	6,004,971	78.90%	139,298	1.83%	2,027	0.03%	1,464,448	19.24%	72.51%	1.68%	0.02%
6e	Investing in Other Investment Companies	6,136,305	80.63%	7,965	0.10%	2,027	0.03%	1,464,448	19.24%	74.10%	0.10%	0.02%
6f	Management Ownership of Securities of an Issuer	6,134,672	80.61%	9,597	0.13%	2,028	0.03%	1,464,448	19.24%	74.08%	0.12%	0.02%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6h	Investing in Securities of Unseasoned Issuers	6,005,700	78.91%	138,569	1.82%	2,028	0.03%	1,464,448	19.24%	72.52%	1.67%	0.02%
6i	Investing in Warrants	6,133,943	80.60%	10,327	0.14%	2,027	0.03%	1,464,448	19.24%	74.07%	0.12%	0.02%
6j	Writing or Acquiring Options	6,004,971	78.90%	139,298	1.83%	2,028	0.03%	1,464,448	19.24%	72.51%	1.68%	0.02%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	6,136,900	80.63%	7,370	0.10%	2,027	0.03%	1,464,448	19.24%	74.10%	0.09%	0.02%

Asia Pacific Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	3,125,999	65.79%	87,920	1.85%	13,068	0.28%	1,524,711	32.09%	62.92%	1.77%	0.26%
5b	Making Loans	3,125,999	65.79%	87,920	1.85%	13,068	0.28%	1,524,711	32.09%	62.92%	1.77%	0.26%
5c	Investments in Real Estate	3,125,999	65.79%	87,920	1.85%	13,068	0.28%	1,524,711	32.09%	62.92%	1.77%	0.26%
5d	Investments in Commodities	3,127,867	65.83%	86,052	1.81%	13,068	0.28%	1,524,711	32.09%	62.96%	1.73%	0.26%
5e	Diversification of Investments	3,127,867	65.83%	86,052	1.81%	13,068	0.28%	1,524,711	32.09%	62.96%	1.73%	0.26%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	3,124,333	65.75%	88,471	1.86%	14,183	0.30%	1,524,711	32.09%	62.89%	1.78%	0.29%
6b	Purchasing Securities on Margin	3,125,189	65.77%	87,615	1.84%	14,183	0.30%	1,524,711	32.09%	62.91%	1.76%	0.29%
6c	Investing in Restricted or Illiquid Securities	3,123,874	65.74%	88,930	1.87%	14,183	0.30%	1,524,711	32.09%	62.88%	1.79%	0.29%
6d	Investing for the Purpose of Exercising Control	3,020,946	63.58%	191,858	4.04%	14,183	0.30%	1,524,711	32.09%	60.81%	3.86%	0.29%
6e	Investing in Other Investment Companies	3,123,780	65.74%	89,023	1.87%	14,184	0.30%	1,524,711	32.09%	62.88%	1.79%	0.29%
6f	Management Ownership of Securities of an Issuer	3,124,333	65.75%	88,471	1.86%	14,183	0.30%	1,524,711	32.09%	62.89%	1.78%	0.29%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	3,125,742	65.78%	87,062	1.83%	14,183	0.30%	1,524,711	32.09%	62.92%	1.75%	0.29%
6h	Investing in Securities of Unseasoned Issuers	3,019,079	63.54%	193,725	4.08%	14,183	0.30%	1,524,711	32.09%	60.77%	3.90%	0.29%
6i	Investing in Warrants	3,123,818	65.74%	89,023	1.87%	14,146	0.30%	1,524,711	32.09%	62.88%	1.79%	0.28%
6j	Writing or Acquiring Options	3,018,526	63.53%	194,278	4.09%	14,183	0.30%	1,524,711	32.09%	60.76%	3.91%	0.29%

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	3,128,063	65.83%	85,856	1.81%	13,068	0.28%	1,524,711	32.09%	62.96%	1.73%	0.26%

United Kingdom Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5b	Making Loans	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5c	Investments in Real Estate	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5d	Investments in Commodities	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
5e	Diversification of Investments	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6b	Purchasing Securities on Margin	1,281,533	83.91%	1,937	0.13%	1,941	0.13%	241,804	15.83%	81.63%	0.12%	0.12%
6c	Investing in Restricted or Illiquid Securities	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6d	Investing for the Purpose of Exercising Control	1,226,898	80.34%	56,572	3.70%	1,941	0.13%	241,804	15.83%	78.15%	3.60%	0.12%
6e	Investing in Other Investment Companies	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6f	Management Ownership of Securities of an Issuer	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	1,281,767	83.93%	1,704	0.11%	1,940	0.13%	241,804	15.83%	81.64%	0.11%	0.12%
6h	Investing in Securities of Unseasoned Issuers	1,226,898	80.34%	56,572	3.70%	1,941	0.13%	241,804	15.83%	78.15%	3.60%	0.12%
6i	Investing in Warrants	1,281,533	83.91%	1,937	0.13%	1,941	0.13%	241,804	15.83%	81.63%	0.12%	0.12%
6j	Writing or Acquiring Options	1,226,665	80.32%	56,805	3.72%	1,941	0.13%	241,804	15.83%	78.13%	3.62%	0.12%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	1,281,840	83.93%	1,630	0.11%	1,941	0.13%	241,804	15.83%	81.65%	0.10%	0.12%

Continental Small Company Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	5,570,603	77.24%	24,245	0.34%	22,517	0.31%	1,595,160	22.12%	74.40%	0.32%	0.30%
5b	Making Loans	5,428,383	75.26%	166,465	2.31%	22,517	0.31%	1,595,160	22.12%	72.50%	2.22%	0.30%
5c	Investments in Real Estate	5,570,603	77.24%	24,245	0.34%	22,517	0.31%	1,595,160	22.12%	74.40%	0.32%	0.30%
5d	Investments in Commodities	5,572,946	77.27%	24,245	0.34%	20,174	0.28%	1,595,160	22.12%	74.43%	0.32%	0.27%
5e	Diversification of Investments	5,570,603	77.24%	24,245	0.34%	22,517	0.31%	1,595,160	22.12%	74.40%	0.32%	0.30%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%
6b	Purchasing Securities on Margin	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%
6c	Investing in Restricted or Illiquid Securities	5,413,476	75.06%	181,373	2.51%	22,516	0.31%	1,595,160	22.12%	72.30%	2.42%	0.30%
6d	Investing for the Purpose of Exercising Control	5,476,922	75.94%	117,926	1.64%	22,517	0.31%	1,595,160	22.12%	73.15%	1.58%	0.30%
6e	Investing in Other Investment Companies	5,414,106	75.07%	180,742	2.51%	22,517	0.31%	1,595,160	22.12%	72.31%	2.41%	0.30%
6f	Management Ownership of Securities of an Issuer	5,427,664	75.25%	167,184	2.32%	22,517	0.31%	1,595,160	22.12%	72.49%	2.23%	0.30%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

6h	Investing in Securities of Unseasoned Issuers	5,463,995	75.76%	130,853	1.81%	22,517	0.31%	1,595,160	22.12%	72.98%	1.75%	0.30%
6i	Investing in Warrants	5,569,884	77.23%	24,964	0.35%	22,517	0.31%	1,595,160	22.12%	74.39%	0.33%	0.30%
6j	Writing or Acquiring Options	5,476,922	75.94%	117,926	1.64%	22,517	0.31%	1,595,160	22.12%	73.15%	1.58%	0.30%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	5,428,490	75.26%	166,358	2.31%	22,517	0.31%	1,595,160	22.12%	72.50%	2.22%	0.30%

DFA International Real Estate Securities Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	60,208,121	57.02%	847,657	0.80%	924,740	0.88%	43,608,759	41.30%	51.93%	0.73%	0.80%
5b	Making Loans	60,111,915	56.93%	856,731	0.81%	1,011,872	0.96%	43,608,759	41.30%	51.85%	0.74%	0.87%
5c	Investments in Real Estate	60,225,576	57.04%	837,514	0.79%	917,428	0.87%	43,608,759	41.30%	51.95%	0.72%	0.79%
5d	Investments in Commodities	60,227,589	57.04%	836,068	0.79%	916,861	0.87%	43,608,759	41.30%	51.95%	0.72%	0.79%
5e	Diversification of Investments	60,072,714	56.89%	991,378	0.94%	916,426	0.87%	43,608,759	41.30%	51.81%	0.86%	0.79%

DFA Global Real Estate Securities Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	16,862,648	76.95%	525,109	2.40%	4,524,924	20.65%	47.50%	1.48%	12.75%
5b	Making Loans	16,870,688	76.99%	525,109	2.40%	4,516,884	20.61%	47.53%	1.48%	12.72%
5c	Investments in Real Estate	16,877,330	77.02%	512,787	2.34%	4,522,564	20.64%	47.54%	1.44%	12.74%
5d	Investments in Commodities	16,862,467	76.95%	556,044	2.54%	4,494,170	20.51%	47.50%	1.57%	12.66%
5e	Diversification of Investments	16,885,025	77.06%	510,772	2.33%	4,516,884	20.61%	47.57%	1.44%	12.72%

DFA International Small Cap Value Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	241,024,647	90.81%	16,685,673	6.29%	7,720,246	2.91%	54.48%	3.77%	1.74%
5b	Making Loans	246,529,473	92.88%	10,966,978	4.13%	7,934,116	2.99%	55.72%	2.48%	1.79%
5c	Investments in Real Estate	243,318,088	91.67%	14,402,198	5.43%	7,710,280	2.90%	55.00%	3.26%	1.74%
5d	Investments in Commodities	246,941,521	93.03%	10,784,598	4.06%	7,704,447	2.90%	55.81%	2.44%	1.74%
5e	Diversification of Investments	247,689,322	93.32%	10,372,791	3.91%	7,368,453	2.78%	55.98%	2.34%	1.67%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	240,479,220	90.60%	17,424,322	6.56%	7,527,025	2.84%	54.35%	3.94%	1.70%
6b	Purchasing Securities on Margin	231,448,174	87.20%	26,471,659	9.97%	7,510,734	2.83%	52.31%	5.98%	1.70%
6c	Investing in Restricted or Illiquid Securities	246,099,078	92.72%	11,923,494	4.49%	7,407,995	2.79%	55.62%	2.70%	1.67%
6d	Investing for the Purpose of Exercising Control	247,063,679	93.08%	10,955,999	4.13%	7,410,888	2.79%	55.84%	2.48%	1.68%
6e	Investing in Other Investment Companies	246,884,157	93.01%	11,150,453	4.20%	7,395,957	2.79%	55.80%	2.52%	1.67%
6f	Management Ownership of Securities of an Issuer	246,927,220	93.03%	10,962,683	4.13%	7,540,664	2.84%	55.81%	2.48%	1.70%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	247,330,663	93.18%	10,697,732	4.03%	7,402,171	2.79%	55.90%	2.42%	1.67%
6h	Investing in Securities of Unseasoned Issuers	247,045,502	93.07%	10,940,101	4.12%	7,444,963	2.80%	55.84%	2.47%	1.68%
6i	Investing in Warrants	247,420,726	93.21%	10,575,200	3.98%	7,434,640	2.80%	55.92%	2.39%	1.68%
6j	Writing or Acquiring Options	236,706,345	89.18%	21,199,007	7.99%	7,525,215	2.84%	53.50%	4.79%	1.70%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	256,232,261	96.53%	1,564,025	0.59%	7,634,280	2.88%	57.91%	0.35%	1.73%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	256,223,264	96.53%	1,572,911	0.59%	7,634,391	2.88%	57.91%	0.36%	1.73%

International Vector Equity Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	12,634,182	53.44%	339,533	1.44%	95,624	0.40%	10,572,971	44.72%	53.01%	1.42%	0.40%
5b	Making Loans	12,635,088	53.44%	338,627	1.43%	95,624	0.40%	10,572,971	44.72%	53.01%	1.42%	0.40%
5c	Investments in Real Estate	12,639,741	53.46%	333,973	1.41%	95,624	0.40%	10,572,971	44.72%	53.03%	1.40%	0.40%
5d	Investments in Commodities	12,636,624	53.45%	337,090	1.43%	95,624	0.40%	10,572,971	44.72%	53.02%	1.41%	0.40%
5e	Diversification of Investments	12,649,164	53.50%	315,724	1.34%	104,451	0.44%	10,572,971	44.72%	53.07%	1.32%	0.44%

Emerging Markets Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	37,169,348	93.78%	1,245,444	3.14%	1,221,412	3.08%	47.22%	1.58%	1.55%
5b	Making Loans	37,216,081	93.89%	1,177,804	2.97%	1,242,319	3.13%	47.28%	1.50%	1.58%
5c	Investments in Real Estate	37,416,071	94.40%	1,013,151	2.56%	1,206,982	3.05%	47.53%	1.29%	1.53%
5d	Investments in Commodities	37,201,487	93.86%	1,224,791	3.09%	1,209,926	3.05%	47.26%	1.56%	1.54%
5e	Diversification of Investments	37,578,860	94.81%	850,957	2.15%	1,206,387	3.04%	47.74%	1.08%	1.53%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	36,955,077	93.24%	1,405,465	3.55%	1,275,662	3.22%	46.95%	1.79%	1.62%
6b	Purchasing Securities on Margin	36,960,851	93.25%	1,412,821	3.56%	1,262,532	3.19%	46.95%	1.79%	1.60%
6c	Investing in Restricted or Illiquid Securities	36,949,469	93.22%	1,413,050	3.57%	1,273,685	3.21%	46.94%	1.80%	1.62%
6d	Investing for the Purpose of Exercising Control	37,109,742	93.63%	1,268,403	3.20%	1,258,059	3.17%	47.14%	1.61%	1.60%
6e	Investing in Other Investment Companies	37,246,632	93.97%	1,130,044	2.85%	1,259,528	3.18%	47.32%	1.44%	1.60%
6f	Management Ownership of Securities of an Issuer	37,303,599	94.11%	1,062,837	2.68%	1,269,768	3.20%	47.39%	1.35%	1.61%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	34,987,306	88.27%	3,417,693	8.62%	1,231,206	3.11%	44.45%	4.34%	1.56%
6h	Investing in Securities of Unseasoned Issuers	37,137,132	93.69%	1,223,800	3.09%	1,275,272	3.22%	47.18%	1.55%	1.62%
6i	Investing in Warrants	37,332,785	94.19%	1,044,802	2.64%	1,258,617	3.18%	47.43%	1.33%	1.60%
6j	Writing or Acquiring Options	37,208,618	93.88%	1,176,807	2.97%	1,250,779	3.16%	47.27%	1.49%	1.59%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	37,650,756	94.99%	719,321	1.81%	1,266,127	3.19%	47.83%	0.91%	1.61%

Emerging Markets Small Cap Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	34,906,600	96.69%	636,885	1.76%	558,129	1.55%	57.34%	1.05%	0.92%
5b	Making Loans	34,860,289	96.56%	648,269	1.80%	593,056	1.64%	57.27%	1.06%	0.97%
5c	Investments in Real Estate	34,900,964	96.67%	641,082	1.78%	559,568	1.55%	57.34%	1.05%	0.92%
5d	Investments in Commodities	34,808,353	96.42%	738,763	2.05%	554,498	1.54%	57.18%	1.21%	0.91%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5e	Diversification of Investments	35,011,893	96.98%	536,458	1.49%	553,263	1.53%	57.52%	0.88%	0.91%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	34,721,947	96.18%	819,310	2.27%	560,357	1.55%	57.04%	1.35%	0.92%
6b	Purchasing Securities on Margin	34,707,419	96.14%	839,880	2.33%	554,315	1.54%	57.02%	1.38%	0.91%
6d	Investing for the Purpose of Exercising Control	34,904,556	96.68%	640,251	1.77%	556,807	1.54%	57.34%	1.05%	0.91%
6e	Investing in Other Investment Companies	34,889,974	96.64%	657,584	1.82%	554,056	1.53%	57.32%	1.08%	0.91%
6f	Management Ownership of Securities of an Issuer	34,978,653	96.89%	564,851	1.56%	558,110	1.55%	57.46%	0.93%	0.92%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	34,877,263	96.61%	665,189	1.84%	559,162	1.55%	57.30%	1.09%	0.92%
6h	Investing in Securities of Unseasoned Issuers	34,951,721	96.81%	593,562	1.64%	556,331	1.54%	57.42%	0.98%	0.91%
6i	Investing in Warrants	34,929,577	96.75%	610,801	1.69%	561,236	1.55%	57.38%	1.00%	0.92%
6j	Writing or Acquiring Options	34,985,838	96.91%	555,585	1.54%	560,191	1.55%	57.47%	0.91%	0.92%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	35,075,885	97.16%	462,218	1.28%	563,511	1.56%	57.62%	0.76%	0.93%

Emerging Markets Core Equity Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	76,691,134	94.65%	1,233,644	1.52%	3,102,222	3.83%	54.29%	0.87%	2.20%
5b	Making Loans	76,467,186	94.37%	1,229,941	1.52%	3,329,873	4.11%	54.13%	0.87%	2.36%
5c	Investments in Real Estate	76,841,272	94.83%	1,091,087	1.35%	3,094,641	3.82%	54.40%	0.77%	2.19%
5d	Investments in Commodities	76,729,334	94.70%	1,195,718	1.48%	3,101,948	3.83%	54.32%	0.85%	2.20%
5e	Diversification of Investments	76,941,496	94.96%	989,883	1.22%	3,095,621	3.82%	54.47%	0.70%	2.19%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	76,964,499	94.99%	897,886	1.11%	3,164,615	3.91%	54.48%	0.64%	2.24%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	76,970,688	94.99%	888,008	1.10%	3,168,304	3.91%	54.49%	0.63%	2.24%

DFA One-Year Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	153,377,768	91.51%	6,144,346	3.67%	8,089,183	4.83%	48.46%	1.94%	2.56%
5b	Making Loans	152,748,450	91.13%	6,592,602	3.93%	8,270,245	4.93%	48.26%	2.08%	2.61%
5c	Investments in Real Estate	154,207,507	92.00%	5,311,570	3.17%	8,092,220	4.83%	48.72%	1.68%	2.56%
5d	Investments in Commodities	152,064,206	90.72%	7,572,711	4.52%	7,974,380	4.76%	48.04%	2.39%	2.52%
5e	Diversification of Investments	154,698,156	92.30%	5,086,651	3.03%	7,826,490	4.67%	48.87%	1.61%	2.47%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	150,707,343	89.91%	8,650,102	5.16%	8,253,852	4.92%	47.61%	2.73%	2.61%
6b	Purchasing Securities on Margin	150,472,257	89.77%	8,973,993	5.35%	8,165,047	4.87%	47.54%	2.84%	2.58%
6c	Investing in Restricted or Illiquid Securities	150,768,260	89.95%	8,621,479	5.14%	8,221,558	4.91%	47.63%	2.72%	2.60%
6d	Investing for the Purpose of Exercising Control	152,161,542	90.78%	7,368,734	4.40%	8,081,021	4.82%	48.07%	2.33%	2.55%
6e	Investing in Other Investment Companies	151,990,281	90.68%	7,538,347	4.50%	8,082,669	4.82%	48.02%	2.38%	2.55%
6f	Management Ownership of Securities of an Issuer	151,924,487	90.64%	7,181,676	4.28%	8,505,134	5.07%	48.00%	2.27%	2.69%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	153,645,763	91.67%	6,091,872	3.63%	7,873,662	4.70%	48.54%	1.92%	2.49%
6h	Investing in Securities of Unseasoned Issuers	150,891,239	90.02%	8,513,610	5.08%	8,206,448	4.90%	47.67%	2.69%	2.59%
6i	Investing in Warrants	151,466,137	90.37%	7,900,018	4.71%	8,245,142	4.92%	47.85%	2.50%	2.60%
6j	Writing or Acquiring Options	151,858,071	90.60%	7,499,862	4.47%	8,253,364	4.92%	47.98%	2.37%	2.61%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	154,827,452	92.37%	4,814,053	2.87%	7,969,792	4.75%	48.91%	1.52%	2.52%

DFA Two-Year Global Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	139,368,344	91.55%	5,265,257	3.46%	7,599,709	4.99%	48.10%	1.82%	2.62%
5b	Making Loans	138,424,532	90.93%	6,081,866	4.00%	7,726,912	5.08%	47.77%	2.10%	2.67%
5c	Investments in Real Estate	139,514,480	91.65%	5,058,809	3.32%	7,660,021	5.03%	48.15%	1.75%	2.64%
5d	Investments in Commodities	139,272,598	91.49%	5,366,927	3.53%	7,593,785	4.99%	48.07%	1.85%	2.62%
5e	Diversification of Investments	139,699,396	91.77%	5,027,412	3.30%	7,506,502	4.93%	48.21%	1.74%	2.59%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	137,994,426	90.65%	6,376,548	4.19%	7,862,336	5.16%	47.63%	2.20%	2.71%
6b	Purchasing Securities on Margin	137,625,225	90.40%	6,934,367	4.56%	7,673,718	5.04%	47.50%	2.39%	2.65%
6d	Investing for the Purpose of Exercising Control	138,357,280	90.89%	6,162,929	4.05%	7,713,101	5.07%	47.75%	2.13%	2.66%
6e	Investing in Other Investment Companies	138,122,567	90.73%	6,431,516	4.22%	7,679,227	5.04%	47.67%	2.22%	2.65%
6f	Management Ownership of Securities of an Issuer	138,594,487	91.04%	5,812,947	3.82%	7,825,876	5.14%	47.83%	2.01%	2.70%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	139,120,718	91.39%	5,428,157	3.57%	7,684,435	5.05%	48.01%	1.87%	2.65%
6h	Investing in Securities of Unseasoned Issuers	138,057,537	90.69%	6,530,145	4.29%	7,645,628	5.02%	47.65%	2.25%	2.64%
6i	Investing in Warrants	138,431,219	90.93%	5,957,354	3.91%	7,844,737	5.15%	47.78%	2.06%	2.71%
6j	Writing or Acquiring Options	138,371,663	90.89%	6,052,179	3.98%	7,809,468	5.13%	47.76%	2.09%	2.70%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	140,431,098	92.25%	3,991,763	2.62%	7,810,449	5.13%	48.47%	1.38%	2.70%

DFA Selectively Hedged Global Fixed Income Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	14,004,711	71.19%	69,771	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.35%	0.71%
5b	Making Loans	14,004,711	71.19%	69,771	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.35%	0.71%
5c	Investments in Real Estate	14,005,443	71.20%	69,039	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.34%	0.71%
5d	Investments in Commodities	14,001,626	71.18%	72,856	0.37%	142,380	0.72%	5,454,109	27.73%	69.42%	0.36%	0.71%
5e	Diversification of Investments	14,004,711	71.19%	69,771	0.35%	142,380	0.72%	5,454,109	27.73%	69.44%	0.35%	0.71%

DFA Five-Year Government Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	46,558,553	92.40%	1,353,231	2.69%	2,475,682	4.91%	50.03%	1.45%	2.66%
5b	Making Loans	46,562,156	92.41%	1,273,283	2.53%	2,552,027	5.06%	50.04%	1.37%	2.74%
5c	Investments in Real Estate	46,677,621	92.64%	1,175,541	2.33%	2,534,304	5.03%	50.16%	1.26%	2.72%
5d	Investments in Commodities	46,451,042	92.19%	1,439,885	2.86%	2,496,539	4.95%	49.92%	1.55%	2.68%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5e	Diversification of Investments	46,842,089	92.96%	994,424	1.97%	2,550,953	5.06%	50.34%	1.07%	2.74%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	46,327,059	91.94%	1,424,209	2.83%	2,636,198	5.23%	49.78%	1.53%	2.83%
6b	Purchasing Securities on Margin	46,149,375	91.59%	1,677,783	3.33%	2,560,308	5.08%	49.59%	1.80%	2.75%
6c	Investing in Restricted or Illiquid Securities	46,275,781	91.84%	1,556,039	3.09%	2,555,646	5.07%	49.73%	1.67%	2.75%
6d	Investing for the Purpose of Exercising Control	46,556,994	92.40%	1,189,269	2.36%	2,641,203	5.24%	50.03%	1.28%	2.84%
6e	Investing in Other Investment Companies	46,370,043	92.03%	1,480,358	2.94%	2,537,065	5.04%	49.83%	1.59%	2.73%
6f	Management Ownership of Securities of an Issuer	46,582,785	92.45%	1,119,663	2.22%	2,685,018	5.33%	50.06%	1.20%	2.89%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	46,631,031	92.54%	1,203,255	2.39%	2,553,180	5.07%	50.11%	1.29%	2.74%
6h	Investing in Securities of Unseasoned Issuers	46,336,492	91.96%	1,383,463	2.75%	2,667,511	5.29%	49.79%	1.49%	2.87%
6i	Investing in Warrants	46,483,170	92.25%	1,247,053	2.47%	2,657,243	5.27%	49.95%	1.34%	2.86%
6j	Writing or Acquiring Options	46,458,268	92.20%	1,324,131	2.63%	2,605,067	5.17%	49.92%	1.42%	2.80%

DFA Five-Year Global Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	134,955,377	91.87%	4,431,120	3.02%	7,511,430	5.11%	50.02%	1.64%	2.78%
5b	Making Loans	135,102,367	91.97%	4,353,195	2.96%	7,442,365	5.07%	50.08%	1.61%	2.76%
5c	Investments in Real Estate	134,638,282	91.65%	4,797,569	3.27%	7,462,076	5.08%	49.91%	1.78%	2.77%
5d	Investments in Commodities	133,701,933	91.02%	5,712,099	3.89%	7,483,895	5.09%	49.56%	2.12%	2.77%
5e	Diversification of Investments	135,608,777	92.31%	3,898,510	2.65%	7,390,640	5.03%	50.27%	1.45%	2.74%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	131,739,647	89.68%	7,131,409	4.85%	8,026,871	5.46%	48.83%	2.64%	2.98%
6b	Purchasing Securities on Margin	131,816,552	89.73%	7,196,541	4.90%	7,884,834	5.37%	48.86%	2.67%	2.92%
6c	Investing in Restricted or Illiquid Securities	131,862,431	89.76%	7,113,623	4.84%	7,921,873	5.39%	48.88%	2.64%	2.94%
6d	Investing for the Purpose of Exercising Control	133,826,154	91.10%	5,166,047	3.52%	7,905,726	5.38%	49.61%	1.91%	2.93%
6e	Investing in Other Investment Companies	133,405,684	90.82%	5,645,906	3.84%	7,846,337	5.34%	49.45%	2.09%	2.91%
6f	Management Ownership of Securities of an Issuer	133,890,906	91.15%	5,135,516	3.50%	7,871,505	5.36%	49.63%	1.90%	2.92%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	132,957,234	90.51%	6,236,723	4.25%	7,703,970	5.24%	49.28%	2.31%	2.86%
6h	Investing in Securities of Unseasoned Issuers	133,013,383	90.55%	5,913,651	4.03%	7,970,893	5.43%	49.30%	2.19%	2.95%
6i	Investing in Warrants	133,424,158	90.83%	5,484,620	3.73%	7,989,149	5.44%	49.46%	2.03%	2.96%
6j	Writing or Acquiring Options	133,569,451	90.93%	5,394,696	3.67%	7,933,780	5.40%	49.51%	2.00%	2.94%

DFA Intermediate Government Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	54,112,609	94.93%	1,332,170	2.34%	1,560,712	2.74%	52.04%	1.28%	1.50%
5b	Making Loans	54,115,618	94.93%	1,332,103	2.34%	1,557,770	2.73%	52.04%	1.28%	1.50%
5c	Investments in Real Estate	54,203,775	95.09%	1,268,740	2.23%	1,532,976	2.69%	52.12%	1.22%	1.47%
5d	Investments in Commodities	54,116,557	94.93%	1,216,191	2.13%	1,672,743	2.93%	52.04%	1.17%	1.61%
5e	Diversification of Investments	54,424,099	95.47%	1,063,379	1.87%	1,518,013	2.66%	52.34%	1.02%	1.46%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	53,888,561	94.53%	1,358,039	2.38%	1,758,891	3.09%	51.82%	1.31%	1.69%
6b	Purchasing Securities on Margin	53,837,539	94.44%	1,460,949	2.56%	1,707,003	2.99%	51.77%	1.40%	1.64%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

6c	Investing in Restricted or Illiquid Securities	53,834,633	94.44%	1,461,291	2.56%	1,709,567	3.00%	51.77%	1.41%	1.64%
6d	Investing for the Purpose of Exercising Control	54,012,976	94.75%	1,269,332	2.23%	1,723,183	3.02%	51.94%	1.22%	1.66%
6e	Investing in Other Investment Companies	53,976,867	94.69%	1,318,326	2.31%	1,710,298	3.00%	51.91%	1.27%	1.64%
6f	Management Ownership of Securities of an Issuer	53,649,613	94.11%	1,257,167	2.21%	2,098,711	3.68%	51.59%	1.21%	2.02%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	54,233,916	95.14%	1,071,047	1.88%	1,700,528	2.98%	52.15%	1.03%	1.64%
6h	Investing in Securities of Unseasoned Issuers	53,872,308	94.50%	1,409,329	2.47%	1,723,854	3.02%	51.81%	1.36%	1.66%
6i	Investing in Warrants	53,958,445	94.65%	1,256,814	2.20%	1,790,232	3.14%	51.89%	1.21%	1.72%
6j	Writing or Acquiring Options	53,954,255	94.65%	1,331,376	2.34%	1,719,860	3.02%	51.88%	1.28%	1.65%

DFA Inflation-Protected Securities Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	22,200,756	88.45%	549,282	2.19%	2,349,633	9.36%	47.34%	1.17%	5.01%
5b	Making Loans	22,158,222	88.28%	616,217	2.46%	2,325,232	9.26%	47.25%	1.31%	4.96%
5c	Investments in Real Estate	22,208,512	88.48%	555,632	2.21%	2,335,527	9.31%	47.35%	1.18%	4.98%
5d	Investments in Commodities	22,054,691	87.87%	717,727	2.86%	2,327,253	9.27%	47.03%	1.53%	4.96%
5e	Diversification of Investments	22,330,643	88.97%	436,065	1.74%	2,332,963	9.29%	47.61%	0.93%	4.97%

DFA Short-Term Municipal Bond Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	47,846,807	90.90%	1,786,880	3.39%	3,004,747	5.71%	49.85%	1.86%	3.13%
5b	Making Loans	47,551,098	90.34%	2,148,747	4.08%	2,938,589	5.58%	49.54%	2.24%	3.06%
5c	Investments in Real Estate	47,659,646	90.54%	2,033,544	3.86%	2,945,243	5.60%	49.66%	2.12%	3.07%
5d	Investments in Commodities	47,877,083	90.95%	1,865,943	3.54%	2,895,408	5.50%	49.88%	1.94%	3.02%
5e	Diversification of Investments	48,432,918	92.01%	1,307,493	2.48%	2,898,023	5.51%	50.46%	1.36%	3.02%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	47,283,554	89.83%	2,333,055	4.43%	3,021,825	5.74%	49.26%	2.43%	3.15%
6c	Investing in Restricted or Illiquid Securities	47,328,591	89.91%	2,240,528	4.26%	3,069,315	5.83%	49.31%	2.33%	3.20%
6e	Investing in Other Investment Companies	47,695,950	90.61%	1,985,833	3.77%	2,956,651	5.62%	49.69%	2.07%	3.08%

DFA California Short-Term Municipal Bond Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	9,590,777	93.26%	364,898	3.55%	328,092	3.19%	50.94%	1.94%	1.74%
5b	Making Loans	9,608,945	93.44%	350,863	3.41%	323,958	3.15%	51.03%	1.86%	1.72%
5c	Investments in Real Estate	9,582,414	93.18%	377,674	3.67%	323,679	3.15%	50.89%	2.01%	1.72%
5d	Investments in Commodities	9,756,933	94.88%	233,103	2.27%	293,730	2.86%	51.82%	1.24%	1.56%

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

DFA International Value Portfolio Institutional Class vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

DFA International Value Portfolio Class R2 vs.

MSCI World ex USA Index (net dividends)

April 30, 2008-October 31, 2009

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Gains in emerging markets were better, on average, than in developed markets, although results varied widely among the individual emerging markets countries. For the 12 month period, returns in U.S. dollars were 64.13% for the MSCI Emerging Markets Index (net dividends) and 27.83% for the MSCI World ex USA Index (net dividends).

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Argentina	53.21%
Brazil	91.55%
Chile	61.68%
China	82.16%
Czech Republic	26.83%
Hungary	63.54%
India	77.12%
Indonesia	127.39%
Israel	31.43%
Malaysia	56.99%
Mexico	39.79%
Philippines	50.71%
Poland	23.09%
South Africa	61.69%
South Korea	56.17%
Taiwan	48.86%
Thailand	78.58%
Turkey	68.21%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund“. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio

The DFA International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 35.11% for the Institutional Class Shares of the Portfolio, 34.86% for the Class R2 Shares of the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). The Master Fund’s greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

	Six Months Ended October 31, 2009
EXPENSE TABLE
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Class R2 Shares	$1,000.00	$1,348.00	0.74%	$4.38
Institutional Class Shares	$1,000.00	$1,349.40	0.46%	$2.72
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.48	0.74%	$3.77
Institutional Class Shares	$1,000.00	$1,022.89	0.46%	$2.35

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund (Affiliated Investment Company).

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflects the investments by country.

Affiliated Investment Company	100.0%

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$4,442,243
Receivables:
Investment Securities Sold	3,206
Fund Shares Sold	6,504
Prepaid Expenses and Other Assets	60

Total Assets	4,452,013

LIABILITIES:
Payables:
Affiliated Investment Company Shares Sold	85
Fund Shares Redeemed	9,624
Due to Advisor	777
Accrued Expenses and Other Liabilities	238

Total Liabilities	10,724

NET ASSETS	$4,441,289

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $3,443 and shares outstanding of 528,722	$6.51

NUMBER OF SHARES AUTHORIZED	100,000,000

Institutional Class Shares — based on net assets of $4,437,846 and shares outstanding of 269,611,153	$16.46

NUMBER OF SHARES AUTHORIZED	1,500,000,000

Investment in Affiliated Investment Company at Cost	$3,454,200

NET ASSETS CONSIST OF:
Paid-In Capital	$4,788,452
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	12,961
Accumulated Net Realized Gain (Loss)	(1,348,339)
Net Unrealized Foreign Exchange Gain (Loss)	172
Net Unrealized Appreciation (Depreciation)	988,043

NET ASSETS	$4,441,289

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $10,174)	$113,412
Interest	140
Income from Securities Lending	9,229
Expenses Allocated from Affiliated Investment Company	(8,633)

Total Investment Income	114,148

Expenses
Administrative Services Fees	7,097
Accounting & Transfer Agent Fees	82
Shareholder Servicing Fees — Class R2 Shares	8
Filing Fees	117
Shareholders’ Reports	169
Directors’/Trustees’ Fees & Expenses	58
Professional Fees	57
Other	49

Total Expenses	7,637

Net Investment Income (Loss)	106,511

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	45,432
Futures	(824)
Foreign Currency Transactions	2,711
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	988,043
Translation of Foreign Currency Denominated Amounts	172

Net Realized and Unrealized Gain (Loss)	1,035,534

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,142,045

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$106,511	$193,222	$160,985
Net Realized Gain (Loss) on:
Investment Securities Sold	45,432	414,722 †	120,165 †
Futures	(824)	—	—
Foreign Currency Transactions	2,711	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	988,043	(3,685,039)†	517,981 †
Translation of Foreign Currency Denominated Amounts	172	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,142,045	(3,077,095)	799,131

Distributions From:
Net Investment Income:
Class R2 Shares	(208)	(218)	—
Institutional Class Shares	(105,492)	(203,735)	(140,110)
Net Short-Term Gains:
Institutional Class Shares	—	(14,929)	(9,341)
Net Long-Term Gains:
Institutional Class Shares	—	(106,397)	(65,358)

Total Distributions	(105,700)	(325,279)	(214,809)

Capital Share Transactions:
Shares Issued	1,077,621	1,701,392	2,157,333
Shares Issued in Lieu of Cash Distributions	98,218	301,997	192,509
Shares Redeemed	(1,124,340)	(1,509,639)	(1,128,154)

Net Increase (Decrease) from Capital Share Transactions	51,499	493,750	1,221,688

Total Increase (Decrease) in Net Assets	1,087,844	(2,908,624)	1,806,010
Net Assets
Beginning of Period	3,353,445	6,262,069	4,456,059

End of Period	$4,441,289	$3,353,445	$6,262,069

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$12,961	$9,456	$20,513

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Class R2 Shares

	Year Ended Oct. 31, 2009		Period April 30, 2008(a) to Oct. 31, 2008

Net Asset Value, Beginning of Period	$5.16		$10.00

Income from Investment Operations
Net Investment Income (Loss)	0.16	(A)	0.25	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	1.56		(4.46)

Total from Investment Operations	1.72		(4.21)

Less Distributions
Net Investment Income	(0.37)		(0.63)
Net Realized Gains	—		—

Total Distributions	(0.37)		(0.63)

Net Asset Value, End of Period	$6.51		$5.16

Total Return	34.86%		(44.63)%(	C)

Net Assets, End of Period (thousands)	$3,443		$3,372
Ratio of Expenses to Average Net Assets (D)	0.74%		0.73%(B	)(E)
Ratio of Net Investment Income to Average Net Assets	2.96%		7.47%(B	)(E)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Institutional Class Shares

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$12.54	$25.51	$22.71	$17.67	$15.73	$12.20

Income from Investment
Operations
Net Investment Income (Loss)	0.40	(A)	0.74	(A)	0.72	(A)	0.66	(A)	0.48	0.26
Net Gains (Losses) on Securities (Realized and Unrealized)	3.92	(12.44)	3.09	5.37	1.89	3.58

Total from Investment Operations	4.32	(11.70)	3.81	6.03	2.37	3.84

Less Distributions
Net Investment Income	(0.40)	(0.78)	(0.63)	(0.65)	(0.42)	(0.31)
Net Realized Gains	—	(0.49)	(0.38)	(0.34)	(0.01)	—

Total Distributions	(0.40)	(1.27)	(1.01)	(0.99)	(0.43)	(0.31)

Net Asset Value, End of Period	$16.46	$12.54	$25.51	$22.71	$17.67	$15.73

Total Return	35.11%	(47.96	)%(C)	17.09%	35.39%	15.40%	31.86%

Net Assets, End of Period (thousands)	$4,437,846	$3,350,073	$6,262,069	$4,456,059	$2,518,457	$1,431,989
Ratio of Expenses to Average Net Assets (D)	0.46%	0.44	%(B)	0.44%	0.44%	0.48%	0.51%
Ratio of Net Investment Income to Average Net Assets	3.00%	3.86	%(B)	2.89%	3.25%	2.86%	1.87%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio (the “Portfolio”) is presented in this section of the report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 72% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Class R2 shares commenced operations on April 30, 2008. As of October 31, 2009, Class R1 shares has 100,000,000 authorized shares and has not commenced operations.

On November 1, 2008, The DFAInternational Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:   The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value heirarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—      Level 1 – quoted prices in active markets for identical securities

—      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—      Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands):

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio	$4,442,243	—	—	$4,442,243

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $101 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Pursuant to the Expense Assumption Agreement for the Class R2 shares of the DFA International Value Portfolio, the Advisor has contractually agreed to assume the Portfolio’s direct expenses (excluding management fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares of the Portfolio to 0.79% of its average net assets on an annualized basis. At any time that the annualized expenses of the Class R2 shares of the Portfolio are less than 0.79% of its average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized expenses to exceed 0.79% of its average net assets on an annualized basis. The Portfolio is not obligated to reimburse the advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

The Expense Assumption Agreement will remain in effect until March 1, 2010 and shall continue to remain in effect for year to year thereafter unless terminated by the Fund or the Advisor. At October 31, 2009, there were no fees subject to future recovery by the Advisor.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to a reclassification of distributions, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$2,694	$(2,694)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$156,076	$ 69,683	$225,759
2008	218,970	106,309	325,279
2009	105,700	—	105,700

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
$13,063	—	$(1,348,208)	$(1,335,145)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforwards in the amount of $1,348,208 to offset future realized capital gains expiring in 2016.

For the year ended October 31, 2009, the Portfolio had utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes of $44,756 (amount in thousands).

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,454,309	$1,035,783	$(47,849)	$987,934

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares
Class R2 Shares*
Shares Issued	$1,393	263	$5,585	703	N/A	N/A
Shares Issued in Lieu of Cash Distributions	207	38	218	25	N/A	N/A
Shares Redeemed	(2,329)	(425)	(624)	(75)	N/A	N/A

Net Increase (Decrease) — Class R2 Shares	$(729)	(124)	$5,179	653	N/A	N/A

Institutional Class Shares
Shares Issued	$1,076,228	84,945	$1,695,807	84,544	$2,157,333	86,715
Shares Issued in Lieu of Cash Distributions	98,011	7,185	301,779	13,697	192,509	7,988
Shares Redeemed	(1,122,011)	(89,725)	(1,509,015)	(76,488)	(1,128,154)	(45,424)

Net Increase (Decrease) — Institutional Class Shares	$52,228	2,405	$488,571	21,753	$1,221,688	49,279

*	Class R2 Shares commenced operations on April 30, 2008.

F. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current overnight Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

G. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio Class R2 Shares.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Other:

At October 31, 2009, two shareholders held approximately 89% of the outstanding shares of Class R2 shares of the Portfolio and two shareholders held approximately 46% of the outstanding shares of the Institutional Class shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*

1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

DFA International Value Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	127,614,315	85.58%	14,496,066	9.72%	7,013,040	4.70%	NA	NA	48.32%	5.49%	2.66%	NA
5b	Making Loans	127,641,188	85.59%	14,331,582	9.61%	7,150,651	4.80%	NA	NA	48.33%	5.43%	2.71%	NA
5c	Investments in Real Estate	129,571,288	86.89%	12,561,171	8.42%	6,990,962	4.69%	NA	NA	49.06%	4.76%	2.65%	NA
5d	Investments in Commodities	127,850,565	85.73%	14,282,207	9.58%	6,990,649	4.69%	NA	NA	48.41%	5.41%	2.65%	NA
5e	Diversification of Investments	128,058,001	85.87%	13,639,129	9.15%	7,426,291	4.98%	NA	NA	48.49%	5.16%	2.81%	NA
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	126,781,111	85.02%	15,180,463	10.18%	7,161,847	4.80%	NA	NA	48.00%	5.75%	2.71%	NA
6b	Purchasing Securities on Margin	126,743,961	84.99%	15,230,781	10.21%	7,148,679	4.79%	NA	NA	47.99%	5.77%	2.71%	NA
6c	Investing in Restricted or Illiquid Securities	126,892,075	85.09%	15,147,599	10.16%	7,083,747	4.75%	NA	NA	48.05%	5.74%	2.68%	NA
6d	Investing for the Purpose of Exercising Control	127,557,569	85.54%	14,485,326	9.71%	7,080,526	4.75%	NA	NA	48.30%	5.48%	2.68%	NA
6e	Investing in Other Investment Companies	127,306,100	85.37%	14,765,431	9.90%	7,051,890	4.73%	NA	NA	48.20%	5.59%	2.67%	NA
6f	Management Ownership of Securities of an Issuer	127,523,344	85.52%	13,985,818	9.38%	7,614,259	5.11%	NA	NA	48.29%	5.30%	2.88%	NA
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	128,355,439	86.07%	13,751,004	9.22%	7,016,978	4.71%	NA	NA	48.60%	5.21%	2.66%	NA
6h	Investing in Securities of Unseasoned Issuers	127,429,787	85.45%	14,603,028	9.79%	7,090,605	4.75%	NA	NA	48.25%	5.53%	2.68%	NA
6i	Investing in Warrants	127,537,439	85.52%	13,993,622	9.38%	7,592,359	5.09%	NA	NA	48.29%	5.30%	2.87%	NA
6j	Writing or Acquiring Options	127,281,114	85.35%	14,227,906	9.54%	7,614,401	5.11%	NA	NA	48.19%	5.39%	2.88%	NA
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	129,446,599	86.81%	8,913,716	5.98%	10,763,106	7.22%	NA	NA	49.01%	3.38%	4.08%	NA

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The U.S. Large Company Series vs.

S&P 500® Index

October 31, 1999-October 31, 2009

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The Japanese Small Company Series vs.

MSCI Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

The Asia Pacific Small Company Series vs.

MSCI Pacific ex Japan Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

The United Kingdom Small Company Series vs.

MSCI UK Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The Continental Small Company Series vs.

MSCI Europe ex UK Small Cap Index (net dividends)

October 31, 1999-October 31, 2009

The Canadian Small Company Series vs.

MSCI Canada Small Cap Index (net dividends)

April 2, 2007-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

The Emerging Markets Small Cap Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned higher sharply in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series’ Performance Overview

The U.S. Large Company Series

The U.S. Large Company Series seeks to approximate the returns of the S&P 500® Index by purchasing shares in S&P 500® Index stocks in approximately the same proportions as they are represented in the Index. The Series was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

For the 12 months ended October 31, 2009, the total return was 10.17% for the Series and 9.80% for the S&P 500® Index Relative to the Index, outperformance was mostly due to the flexible trading approach employed by the Series to gain exposure to the performance of the Index during periods of index reconstitution.

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.90% for the Series and 4.78% for the Russell 1000® Value Index. The Series benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Series’ greater exposure to stocks with more pronounced value characteristics and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Series and Index also contributed to the outperformance. The Series’ larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Series also benefited from composition differences among the Series’ basket of financial stocks, which added approximately 3.6% to relative performance.

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Gains in emerging markets were better, on average, than in developed markets, although results varied widely among the individual emerging markets countries. For the 12 month period, returns in U.S. dollars were 64.13% for the MSCI Emerging Markets Index (net dividends) and 27.83% for the MSCI World ex USA Index (net dividends).

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Argentina	53.21%
Brazil	91.55%
Chile	61.68%
China	82.16%
Czech Republic	26.83%
Hungary	63.54%
India	77.12%
Indonesia	127.39%
Israel	31.43%
Malaysia	56.99%
Mexico	39.79%

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Philippines	50.71%
Poland	23.09%
South Africa	61.69%
South Korea	56.17%
Taiwan	48.86%
Thailand	78.58%
Turkey	68.21%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

International Equity Series’ Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks by purchasing shares in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 35.41% for the Series and 27.83% for the MSCI World ex USA Index (net dividends). The Series’ greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 1,313 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. Over the period, Japanese small company stocks outperformed Japanese large company stocks. For the 12 months ended October 31, 2009, total returns were 22.69% for the Series and 24.60% for the MSCI Japan Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such stocks. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 963 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore (approximately 59%, 21%, 7%, and 13% respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks constructed by the Advisor. The allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. Over the period, Asia Pacific small company stocks outperformed Asia Pacific large company stocks. For the 12 months ended October 31, 2009, total returns were 84.98% for the Series and 90.41% for the MSCI Pacific ex Japan Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 386 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. Over the period, U.K. small company stocks outperformed U.K. large company stocks. For the 12 months ended October 31, 2009, total returns were 43.51% for the Series and 51.09% for the MSCI UK Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 1,234 stocks in 15 developed continental European countries. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks constructed by the Advisor. Country allocations do not represent a forecast of future performance and are subject to change by the Advisor. The average non-equitized cash level for period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. Over the period, continental European small company stocks outperformed continental European large company stocks. For the 12 months ended October 31, 2009, total returns were 43.78% for the Series and 57.29% for the MSCI Europe ex UK Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Series underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Canadian Small Company Series

The Canadian Small Company Series seeks to capture the returns of Canadian small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 306 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the Canadian equity market, rather than the behavior of a limited number of stocks. Over the period, Canadian small company stocks outperformed Canadian large company stocks. For the 12 months ended October 31, 2009, total returns were 61.67% for the Series and 63.84% for the MSCI Canada Small Cap Index (net dividends). The Series holds a large number of stocks, and no single stock explained a significant amount of the performance difference. Relative to the Index, the Portfolio underperformed primarily due to composition differences, a result of the Series’ process of continually rebalancing toward its target. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large company stocks in selected emerging markets. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 654 stocks in 18 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 53.99% for the Series and 64.13% for the MSCI Emerging Markets Index (net dividends). The Series’ relative underperformance was primarily due to differences in country weights and in the composition of the Series’ holdings relative to the Index. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 2,152 stocks in 16 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets. The Series’ target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Series’ diversified approach, performance was principally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 92.08% for the Series and 64.13% for the MSCI Emerging Markets Index (net dividends). The Series’ outperformance was primarily because small cap stocks dramatically outperformed large cap stocks during the period. Also, over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes. Consequently, slight differences in weights or in holdings between the Series and the Index had a significant impact on relative performance.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLES

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*

The U.S. Large Company Series
Actual Fund Return	$1,000.00	$1,200.50	0.06%	$0.33
Hypothetical 5% Annual Return	$1,000.00	$1,024.90	0.06%	$0.31

The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,242.20	0.14%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

DISCLOSURE OF FUND EXPENSES

CONTINUED

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,350.50	0.25%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

The Japanese Small Company Series
Actual Fund Return	$1,000.00	$1,228.70	0.16%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,674.70	0.17%	$1.15
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$1,337.60	0.14%	$0.82
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,396.50	0.16%	$0.97
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,464.20	0.16%	$0.99
Hypothetical 5% Annual Return	$1,000.00	$1,024.40	0.16%	$0.82

The Emerging Markets Series
Actual Fund Return	$1,000.00	$1,383.70	0.21%	$1.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$1,509.50	0.34%	$2.15
Hypothetical 5% Annual Return	$1,000.00	$1,023.49	0.34%	$1.73

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Company Series
Consumer Discretionary	9.2%
Consumer Staples	11.9%
Energy	12.4%
Financials	13.6%
Health Care	12.6%
Industrials	10.0%
Information Technology	19.0%
Materials	3.4%
Real Estate Investment Trusts	1.1%
Telecommunication Services	3.1%
Utilities	3.7%

100.0%

The U.S. Large Cap Value Series
Consumer Discretionary	16.7%
Consumer Staples	6.4%
Energy	13.9%
Financials	31.3%
Health Care	5.5%
Industrials	14.7%
Information Technology	3.6%
Materials	3.8%
Telecommunication Services	3.6%
Utilities	0.5%

100.0%

The DFA International Value Series
Consumer Discretionary	13.2%
Consumer Staples	4.9%
Energy	6.0%
Financials	42.8%
Health Care	0.4%
Industrials	10.3%
Information Technology	3.1%
Materials	11.2%
Other	—
Telecommunication Services	6.9%
Utilities	1.2%

100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

The Japanese Small Company Series
Consumer Discretionary	21.1%
Consumer Staples	10.4%
Energy	1.4%
Financials	10.4%
Health Care	4.0%
Industrials	27.4%
Information Technology	11.5%
Materials	12.9%
Other	—
Telecommunication Services	0.1%
Utilities	0.8%

100.0%

The Asia Pacific Small Company Series
Consumer Discretionary	23.1%
Consumer Staples	4.1%
Energy	6.8%
Financials	13.0%
Health Care	6.6%
Industrials	23.4%
Information Technology	5.0%
Materials	12.3%
Other	0.1%
Real Estate Investment Trusts	0.2%
Telecommunication Services	1.8%
Utilities	3.6%

100.0%

The United Kingdom Small Company Series
Consumer Discretionary	21.0%
Consumer Staples	4.3%
Energy	5.3%
Financials	14.2%
Health Care	3.6%
Industrials	33.0%
Information Technology	13.0%
Materials	4.4%
Other	—
Telecommunication Services	0.7%
Utilities	0.5%

100.0%

The Continental Small Company Series
Consumer Discretionary	14.2%
Consumer Staples	7.0%
Energy	5.4%
Financials	17.3%
Health Care	8.3%
Industrials	25.8%
Information Technology	8.6%
Materials	9.6%
Other	—
Telecommunication Services	1.0%
Utilities	2.8%

100.0%

The Canadian Small Company Series
Consumer Discretionary	13.6%
Consumer Staples	2.8%
Energy	20.6%
Financials	7.8%
Health Care	4.9%
Industrials	7.9%
Information Technology	6.4%
Materials	35.2%
Telecommunication Services	0.4%
Utilities	0.4%

100.0%

The Emerging Markets Series
Consumer Discretionary	6.3%
Consumer Staples	8.5%
Energy	12.9%
Financials	20.7%
Health Care	3.4%
Industrials	6.5%
Information Technology	13.7%
Materials	13.5%
Other	—
Telecommunication Services	10.7%
Utilities	3.8%

100.0%

The Emerging Markets Small Cap Series
Consumer Discretionary	19.3%
Consumer Staples	10.9%
Energy	1.3%
Financials	15.0%
Health Care	4.8%
Industrials	17.6%
Information Technology	9.3%
Materials	15.9%
Other	0.2%
Real Estate Investment Trusts	—
Telecommunication Services	1.3%
Utilities	4.4%

100.0%

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (92.1%)
Consumer Discretionary — (8.5%)
*Amazon.com, Inc.	126,572	$15,038,019	0.4%
Comcast Corp. Class A	1,092,473	15,840,859	0.4%
Disney (Walt) Co.	707,515	19,364,686	0.6%
#Home Depot, Inc.	648,891	16,280,675	0.5%
McDonald’s Corp.	415,454	24,349,759	0.7%
Other Securities		227,637,040	6.5%

Total Consumer Discretionary		318,511,038	9.1%

Consumer Staples — (11.0%)
Coca-Cola Co.	882,204	47,030,295	1.3%
Colgate-Palmolive Co.	189,741	14,919,335	0.4%
CVS Caremark Corp.	549,409	19,394,138	0.6%
Kraft Foods, Inc.	561,489	15,452,177	0.4%
PepsiCo, Inc.	593,045	35,908,875	1.0%
Philip Morris International, Inc.	736,409	34,876,330	1.0%
Procter & Gamble Co.	1,111,163	64,447,454	1.8%
Wal-Mart Stores, Inc.	822,201	40,846,946	1.2%
Other Securities		141,728,671	4.1%

Total Consumer Staples		414,604,221	11.8%

Energy — (11.4%)
Chevron Corp.	763,458	58,435,075	1.7%
ConocoPhillips	564,511	28,327,162	0.8%
Exxon Mobil Corp.	1,829,468	131,117,972	3.7%
Occidental Petroleum Corp.	308,646	23,420,058	0.7%
Schlumberger, Ltd.	455,987	28,362,391	0.8%
Other Securities		159,417,519	4.5%

Total Energy		429,080,177	12.2%

Financials — (12.5%)
American Express Co.	452,705	15,772,242	0.4%
Bank of America Corp.	3,293,490	48,019,084	1.4%
Citigroup, Inc.	4,964,744	20,305,803	0.6%
Goldman Sachs Group, Inc.	194,617	33,117,975	0.9%
JPMorgan Chase & Co.	1,497,052	62,531,862	1.8%
Morgan Stanley	517,407	16,619,113	0.5%
#U.S. Bancorp	727,850	16,900,677	0.5%
Wells Fargo & Co.	1,778,388	48,941,238	1.4%
Other Securities		209,712,141	6.0%

Total Financials		471,920,135	13.5%

Health Care — (11.7%)
Abbott Laboratories	588,498	29,760,344	0.8%
*Amgen, Inc.	386,571	20,770,460	0.6%
Bristol-Myers Squibb Co.	754,098	16,439,336	0.5%
*Gilead Sciences, Inc.	344,234	14,647,157	0.4%
Johnson & Johnson	1,049,083	61,948,351	1.8%
Medtronic, Inc.	421,338	15,041,767	0.4%
#Merck & Co., Inc.	802,803	24,830,697	0.7%
Pfizer, Inc.	3,069,869	52,279,869	1.5%
Schering-Plough Corp.	622,008	17,540,626	0.5%
Other Securities		186,020,772	5.3%

Total Health Care		439,279,379	12.5%

Industrials — (9.2%)
3M Co.	265,836	19,557,555	0.6%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (Continued)
General Electric Co.	4,045,427	$ 57,687,789	1.6%
United Parcel Service, Inc.	378,570	20,321,638	0.6%
United Technologies Corp.	358,323	22,018,948	0.6%
Other Securities		228,629,561	6.5%

Total Industrials		348,215,491	9.9%

Information Technology — (17.5%)
*Apple, Inc.	341,019	64,282,082	1.8%
*Cisco Sytems, Inc.	2,195,717	50,172,133	1.4%
*Google, Inc.	91,589	49,102,695	1.4%
Hewlett-Packard Co.	902,618	42,838,250	1.2%
Intel Corp.	2,131,047	40,724,308	1.2%
International Business Machines Corp.	499,027	60,187,646	1.7%
Microsoft Corp.	2,951,141	81,835,140	2.4%
Oracle Corp.	1,486,799	31,371,459	0.9%
QUALCOMM, Inc.	632,808	26,204,579	0.8%
Other Securities		214,771,869	6.1%

Total Information Technology		661,490,161	18.9%

Materials — (3.1%)
Other Securities		117,813,227	3.4%

Real Estate Investment Trusts — (1.0%)
Other Securities		37,279,130	1.1%

Telecommunication Services — (2.8%)
AT&T, Inc.	2,246,012	57,655,128	1.7%
Verizon Communications, Inc.	1,081,364	31,997,561	0.9%
Other Securities		17,544,350	0.5%

Total Telecommunication Services		107,197,039	3.1%

Utilities — (3.4%)
Other Securities		127,970,719	3.6%

TOTAL COMMON STOCKS		3,473,360,717	99.1%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $25,855,000, FNMA 6.50%, 06/25/39 valued at $27,826,444) to be repurchased at $27,414,434	$27,414	27,414,000	0.8%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
SECURITIES LENDING COLLATERAL — (7.2%)
§@DFA Short Term Investment Fund LP	269,088,352	$ 269,088,352	7.7%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,507,470 FHLMC 5.793%(r), 01/01/37, valued at $1,408,594) to be repurchased at $1,367,576	$1,368	1,367,567	0.0%

TOTAL SECURITIES LENDING COLLATERAL		270,455,919	7.7%

TOTAL INVESTMENTS — (100.0%) (Cost $3,544,033,089)		$3,771,230,636	107.6%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$318,511,038	—	—	$318,511,038
Consumer Staples	414,604,221	—	—	414,604,221
Energy	429,080,177	—	—	429,080,177
Financials	471,920,135	—	—	471,920,135
Health Care	439,279,379	—	—	439,279,379
Industrials	348,215,491	—	—	348,215,491
Information Technology	661,490,161	—	—	661,490,161
Materials	117,813,227	—	—	117,813,227
Real Estate Investment Trusts	37,279,130	—	—	37,279,130
Telecommunication Services	107,197,039	—	—	107,197,039
Utilities	127,970,719	—	—	127,970,719
Temporary Cash Investments	—	$27,414,000	—	27,414,000
Securities Lending Collateral	—	270,455,919	—	270,455,919
Other Financial Instruments**	140,905	—	—	140,905

TOTAL	$3,473,501,622	$297,869,919	—	$3,771,371,541

**

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and forwards which are valued at the unrealized appreciation/depreciation on the investment.

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
Consumer Discretionary — (15.5%)
Carnival Corp.	2,624,598	$76,428,294	1.0%
CBS Corp. Class B	3,870,469	45,555,420	0.6%
Comcast Corp. Class A	11,512,642	166,933,309	2.2%
Comcast Corp. Special Class A	3,396,043	47,612,523	0.6%
#Disney (Walt) Co.	4,577,802	125,294,441	1.7%
*Liberty Media Corp. Entertainment Class A	2,954,309	91,051,803	1.2%
*Liberty Media Corp. Interactive Class A	3,585,265	40,656,905	0.6%
News Corp. Class A	5,810,104	66,932,398	0.9%
Time Warner Cable, Inc.	1,980,956	78,128,905	1.0%
Time Warner, Inc.	6,114,193	184,159,493	2.5%
Other Securities		325,704,783	4.3%

Total Consumer Discretionary		1,248,458,274	16.6%

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	1,723,060	51,898,567	0.7%
CVS Caremark Corp.	4,840,631	170,874,274	2.3%
Kraft Foods, Inc.	2,137,904	58,835,118	0.8%
Other Securities		193,282,891	2.5%

Total Consumer Staples		474,890,850	6.3%

Energy — (13.0%)
Anadarko Petroleum Corp.	2,760,568	168,201,408	2.2%
#Chesapeake Energy Corp.	2,647,458	64,862,721	0.9%
ConocoPhillips	5,213,766	261,626,778	3.5%
Marathon Oil Corp.	3,280,335	104,872,310	1.4%
*National-Oilwell, Inc.	1,160,300	47,560,697	0.6%
XTO Energy, Inc.	2,156,495	89,623,932	1.2%
Other Securities		306,390,542	4.1%

Total Energy		1,043,138,388	13.9%

Financials — (29.1%)
Allstate Corp.	2,596,315	76,773,035	1.0%
Bank of America Corp.	16,675,426	243,127,711	3.2%
Bank of New York Mellon Corp.	1,972,678	52,591,595	0.7%
#Capital One Financial Corp.	1,815,684	66,454,034	0.9%
Chubb Corp.	1,669,873	81,022,238	1.1%
Citigroup, Inc.	19,573,191	80,054,351	1.1%
CME Group, Inc.	203,881	61,696,429	0.8%
JPMorgan Chase & Co.	7,983,370	333,465,365	4.4%
#Loews Corp.	2,592,160	85,800,496	1.1%
MetLife, Inc.	4,663,914	158,712,993	2.1%
#Morgan Stanley	3,619,297	116,251,820	1.5%
PNC Financial Services Group, Inc.	1,190,568	58,266,398	0.8%
Prudential Financial, Inc.	1,918,000	86,751,140	1.2%
Travelers Cos., Inc. (The)	3,328,076	165,704,904	2.2%
Unum Group	1,898,589	37,876,851	0.5%
Other Securities		634,916,189	8.5%

Total Financials		2,339,465,549	31.1%

Health Care — (5.1%)
*Thermo Fisher Scientific, Inc.	1,056,245	47,531,025	0.7%
UnitedHealth Group, Inc.	2,406,388	62,445,769	0.8%
*WellPoint, Inc.	2,580,122	120,646,505	1.6%
Other Securities		181,920,544	2.4%

Total Health Care		412,543,843	5.5%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.7%)
Burlington Northern Santa Fe Corp.	1,930,415	$ 145,398,858	1.9%
#CSX Corp.	2,287,204	96,474,265	1.3%
#FedEx Corp.	599,693	43,591,684	0.6%
General Electric Co.	18,139,800	258,673,548	3.4%
Norfolk Southern Corp.	2,186,220	101,921,576	1.4%
#Northrop Grumman Corp.	1,926,678	96,584,368	1.3%
Union Pacific Corp.	2,835,808	156,366,453	2.1%
Other Securities		203,214,199	2.7%

Total Industrials		1,102,224,951	14.7%

Information Technology — (3.3%)
*Computer Sciences Corp.	946,932	48,018,922	0.7%
Other Securities		219,566,373	2.9%

Total Information Technology		267,585,295	3.6%

Materials — (3.6%)
#Alcoa, Inc.	4,317,440	53,622,605	0.7%
#Dow Chemical Co.	3,993,594	93,769,587	1.3%
#International Paper Co.	1,909,245	42,595,256	0.6%
#Weyerhaeuser Co.	1,105,551	40,175,723	0.5%
Other Securities		54,072,078	0.7%

Total Materials		284,235,249	3.8%

Telecommunication Services — (3.4%)
#AT&T, Inc.	8,438,300	216,611,161	2.9%
Other Securities		52,619,682	0.7%

Total Telecommunication Services		269,230,843	3.6%

Utilities — (0.5%)
Other Securities		39,398,283	0.5%

TOTAL COMMON STOCKS		7,481,171,525	99.6%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $39,850,000 FNMA 6.50%, 6/25/39, valued at $42,888,563) to be repurchased at $42,250,669	$42,250	42,250,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.4%)
§@DFA Short Term Investment Fund LP	512,733,772	512,733,772	6.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $3,853,074 FHLMC 5.793%(r), 01/01/37 & 5.945%(r), 07/01/37, valued at $2,684,003) to be repurchased at $2,605,845	$2,606	2,605,828	0.1%

TOTAL SECURITIES LENDING COLLATERAL		515,339,600	6.9%

TOTAL INVESTMENTS — (100.0%) (Cost $6,877,390,667)		$8,038,761,125	107.1%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,248,458,274	—	—	$1,248,458,274
Consumer Staples	474,890,850	—	—	474,890,850
Energy	1,043,138,388	—	—	1,043,138,388
Financials	2,339,465,549	—	—	2,339,465,549
Health Care	412,543,843	—	—	412,543,843
Industrials	1,102,224,951	—	—	1,102,224,951
Information Technology	267,585,295	—	—	267,585,295
Materials	284,235,249	—	—	284,235,249
Telecommunication Services	269,230,843	—	—	269,230,843
Utilities	39,398,283	—	—	39,398,283
Temporary Cash Investments	—	$42,250,000	—	42,250,000
Securities Lending Collateral	—	515,339,600	—	515,339,600

TOTAL	$7,481,171,525	$557,589,600	—	$8,038,761,125

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
Australia & New Zealand Banking Group, Ltd.	3,343,351	$68,191,374	1.1%
National Australia Bank, Ltd.	2,465,437	65,140,887	1.0%
Wesfarmers, Ltd.	1,898,047	47,362,464	0.8%
Other Securities		141,329,082	2.3%

TOTAL AUSTRALIA		322,023,807	5.2%

AUSTRIA — (0.5%)
Other Securities		34,182,743	0.6%

BELGIUM — (0.5%)
Other Securities		38,019,953	0.6%

CANADA — (7.6%)
EnCana Corp.	671,498	37,234,767	0.6%
#Manulife Financial Corp.	2,074,478	38,918,630	0.6%
*Teck Resources, Ltd. Class B	1,418,230	41,168,712	0.7%
#Thomson Reuters Corp.	1,832,184	58,281,755	0.9%
#Toronto Dominion Bank	944,998	53,867,637	0.9%
Other Securities		318,836,929	5.2%

TOTAL CANADA		548,308,430	8.9%

DENMARK — (1.1%)
Other Securities		77,023,723	1.2%

FINLAND — (0.6%)
Other Securities		40,451,320	0.7%

FRANCE — (8.3%)
#AXA SA	2,818,397	70,093,978	1.1%
BNP Paribas SA	913,891	68,847,185	1.1%
#Compagnie de Saint-Gobain SA	846,142	41,232,265	0.7%
#Lafarge SA	467,217	37,923,901	0.6%
#Societe Generale Paris SA	913,312	60,662,002	1.0%
Vivendi SA	2,686,677	74,534,678	1.2%
Other Securities		244,803,391	4.0%

TOTAL FRANCE		598,097,400	9.7%

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808	0.8%
#Bayerische Motoren Werke AG	915,762	44,797,554	0.7%
#Daimler AG	1,684,003	81,364,327	1.3%
#Deutsche Bank AG	774,190	56,245,973	0.9%
#Deutsche Telekom AG	2,621,866	35,693,819	0.6%
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351	1.0%
Other Securities		167,080,419	2.7%

TOTAL GERMANY		535,465,142	8.6%

GREECE — (0.3%)
Other Securities		19,019,902	0.3%

HONG KONG — (2.7%)
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708	0.7%
Hutchison Whampoa, Ltd.	5,568,000	39,081,157	0.6%
Other Securities		117,731,620	1.9%

TOTAL HONG KONG		197,933,485	3.2%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.0%)
Other Securities		$57,893	0.0%

ITALY — (2.9%)
#*Intesa Sanpaolo SpA	11,201,860	47,142,793	0.8%
*UniCredito SpA	19,413,366	65,038,767	1.0%
Other Securities		98,411,874	1.6%

TOTAL ITALY		210,593,434	3.4%

JAPAN — (11.7%)
FUJIFILM Holdings Corp.	1,257,700	35,755,504	0.6%
*Nissan Motor Co., Ltd.	4,991,500	36,119,215	0.6%
Sony Corp. Sponsored ADR	1,725,386	50,709,095	0.8%
Other Securities		726,760,636	11.7%

TOTAL JAPAN		849,344,450	13.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.7%)
#ArcelorMittal NV	2,446,831	82,806,981	1.3%
*ING Groep NV	3,093,625	40,259,293	0.7%
Philips Electronics NV	3,072,622	77,186,781	1.2%
Other Securities		69,089,143	1.1%

TOTAL NETHERLANDS		269,342,198	4.3%

NEW ZEALAND — (0.1%)
Other Securities		8,185,686	0.1%

NORWAY — (1.0%)
Other Securities		75,691,447	1.2%

PORTUGAL — (0.2%)
Other Securities		13,072,321	0.2%

SINGAPORE — (1.6%)
DBS Group Holdings, Ltd.	4,164,750	38,138,997	0.6%
Other Securities		78,569,480	1.3%

TOTAL SINGAPORE		116,708,477	1.9%

SPAIN — (4.7%)
Banco Santander SA	5,654,108	90,987,342	1.5%
Banco Santander SA Sponsored ADR	5,549,048	89,117,711	1.4%
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506	0.6%
Other Securities		120,997,642	1.9%

TOTAL SPAIN		336,550,201	5.4%

SWEDEN — (2.9%)
#Nordea Bank AB	6,583,962	70,668,421	1.2%
Other Securities		138,442,067	2.2%

TOTAL SWEDEN		209,110,488	3.4%

SWITZERLAND — (6.3%)
Credit Suisse Group AG	1,755,349	93,836,004	1.5%
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094	0.7%
#*Holcim, Ltd.	650,248	41,384,888	0.7%
*UBS AG	3,481,616	58,055,052	1.0%
Zurich Financial Services AG	322,012	73,738,360	1.2%
Other Securities		144,088,911	2.3%

TOTAL SWITZERLAND		455,895,309	7.4%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	$48,102,581	0.8%
Aviva P.L.C.	7,396,866	46,253,871	0.7%
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576	2.9%
Kingfisher P.L.C.	9,743,172	35,612,473	0.6%
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859	2.1%
Vodafone Group P.L.C.	34,976,333	77,082,062	1.2%
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663	2.7%
*Xstrata P.L.C.	3,245,577	46,747,872	0.8%
Other Securities		419,126,814	6.8%

TOTAL UNITED KINGDOM		1,200,894,340	19.4%

TOTAL COMMON STOCKS		6,155,972,149	99.4%

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
Other Securities		41,059	0.0%

ITALY — (0.0%)
Other Securities		76,976	0.0%

TOTAL RIGHTS/WARRANTS		118,035	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	13,790,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714	17.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792	17.1%

TOTAL INVESTMENTS — (100.0%) (Cost $5,830,288,347)		$7,226,155,976	116.7%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,073,789	$319,950,018	—	$322,023,807
Austria	—	34,182,743	—	34,182,743
Belgium	3,586,620	34,433,333	—	38,019,953
Canada	548,308,430	—	—	548,308,430
Denmark	—	77,023,723	—	77,023,723
Finland	1,516,659	38,934,661	—	40,451,320
France	3,494,320	594,603,080	—	598,097,400
Germany	98,912,195	436,552,947	—	535,465,142
Greece	4,501,802	14,518,100	—	19,019,902
Hong Kong	—	197,933,485	—	197,933,485
Ireland	57,893	—	—	57,893
Italy	29,729,570	180,863,864	—	210,593,434
Japan	56,497,996	792,846,454	—	849,344,450
Malaysia	—	—	—	—
Netherlands	10,297,313	259,044,885	—	269,342,198
New Zealand	—	8,185,686	—	8,185,686
Norway	401,330	75,290,117	—	75,691,447
Portugal	—	13,072,321	—	13,072,321
Singapore	—	116,708,477	—	116,708,477
Spain	131,434,682	205,115,519	—	336,550,201
Sweden	7,351,053	201,759,435	—	209,110,488
Switzerland	46,226,255	409,669,054	—	455,895,309
United Kingdom	564,527,406	636,366,934	—	1,200,894,340
Rights/Warrants
Germany	—	41,059	—	41,059
Italy	76,976	—	—	76,976
Temporary Cash Investments	—	13,790,000	—	13,790,000
Securities Lending Collateral	—	1,056,275,792	—	1,056,275,792

TOTAL	$1,508,994,289	$5,717,161,687	—	$7,226,155,976

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.1%)
Consumer Discretionary — (18.4%)
#K’s Holdings Corp.	130,772	$4,237,998	0.4%
Nissan Shatai Co., Ltd.	407,023	3,430,896	0.3%
PanaHome Corp.	440,200	2,756,561	0.2%
#Saizeriya Co., Ltd.	168,800	3,256,721	0.3%
Shochiku Co., Ltd.	416,400	3,658,864	0.3%
#Tomy Co., Ltd.	313,193	2,764,145	0.2%
Other Securities		227,372,576	19.2%

Total Consumer Discretionary		247,477,761	20.9%

Consumer Staples — (9.1%)
Fancl Corp.	170,300	3,039,176	0.3%
Itoham Foods, Inc.	693,800	2,742,506	0.2%
Life Corp.	183,900	3,224,609	0.3%
*Megmilk Snow Brand Co., Ltd.	180,000	3,549,408	0.3%
Morinaga Milk Industry Co., Ltd.	852,000	3,975,218	0.3%
Nippon Flour Mills Co., Ltd.	604,000	3,069,254	0.3%
#Nisshin Oillio Group, Ltd. (The)	548,000	2,887,732	0.2%
Other Securities		99,240,254	8.4%

Total Consumer Staples		121,728,157	10.3%

Energy — (1.2%)
Other Securities		16,608,436	1.4%

Financials — (9.1%)
Aichi Bank, Ltd. (The)	34,100	2,859,215	0.2%
#Bank of Iwate, Ltd. (The)	57,400	3,400,866	0.3%
Century Tokyo Leasing Corp.	308,990	3,451,730	0.3%
#Fukui Bank, Ltd. (The)	841,000	2,791,181	0.2%
Okasan Securities Group, Inc.	594,000	2,807,164	0.2%
#*Senshu Ikeda Holdings, Inc.	1,258,000	4,304,438	0.4%
Tokai Tokyo Financial Holdings, Inc.	898,000	2,910,323	0.3%
Yamagata Bank, Ltd.	584,500	2,803,136	0.2%
Other Securities		96,639,604	8.2%

Total Financials		121,967,657	10.3%

Health Care — (3.5%)
Hogy Medical Co., Ltd.	50,300	2,703,731	0.2%
Kaken Pharmaceutical Co., Ltd.	348,000	3,148,930	0.3%
Kyorin Co., Ltd.	177,000	2,830,803	0.3%
Nippon Shinyaku Co., Ltd.	237,000	3,278,069	0.3%
Nipro Corp.	180,100	3,888,012	0.3%
Other Securities		31,071,410	2.6%

Total Health Care		46,920,955	4.0%

Industrials — (23.9%)
#Daiseki Co., Ltd.	147,263	2,893,882	0.3%
*Ebara Corp.	825,000	3,624,591	0.3%
#*Iseki & Co., Ltd.	759,000	2,841,757	0.2%
Kyowa Exeo Corp.	306,000	2,802,620	0.2%
#Meidensha Corp.	764,050	3,828,337	0.3%
Miura Co., Ltd.	132,100	3,689,039	0.3%
Nippon Konpo Unyu Soko Co., Ltd.	247,000	2,682,995	0.2%
Takara Standard Co., Ltd.	515,000	2,970,448	0.3%
#Toshiba Plant Kensetsu Co., Ltd.	219,450	2,872,309	0.2%
Other Securities		292,927,396	24.8%

Total Industrials		321,133,374	27.1%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (10.0%)
#*Dainippon Screen Manufacturing Co., Ltd.	652,000	$2,771,193	0.2%
eAccess, Ltd.	4,312	3,024,281	0.3%
Hosiden Corp.	243,000	2,942,705	0.3%
IT Holdings Corp.	262,001	3,228,913	0.3%
Ryosan Co., Ltd.	122,000	2,913,094	0.2%
Other Securities		119,972,304	10.1%

Total Information Technology		134,852,490	11.4%

Materials — (11.2%)
Adeka Corp.	341,200	3,127,162	0.2%
#FP Corp.	63,900	3,165,602	0.3%
Hokuetsu Kishu Paper Co., Ltd.	601,199	3,109,276	0.2%
Kureha Corp.	627,500	3,384,770	0.3%
Nifco, Inc.	162,700	3,329,607	0.3%
Nihon Parkerizing Co., Ltd.	230,000	2,726,796	0.2%
#Nippon Paint Co., Ltd.	727,200	4,364,964	0.4%
#NOF Corp.	701,000	3,179,395	0.3%
Toagosei Co., Ltd.	897,000	3,137,826	0.3%
Other Securities		121,727,189	10.3%

Total Materials		151,252,587	12.8%

Telecommunication Services — (0.0%)
Other Securities		596,409	0.1%

Utilities — (0.7%)
#Saibu Gas Co., Ltd.	1,291,000	3,693,034	0.3%
Other Securities		5,914,064	0.5%

Total Utilities		9,607,098	0.8%

TOTAL COMMON STOCKS		1,172,144,924	99.1%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $115,000 FNMA 6.50%, 06/25/39, valued at $123,769) to be repurchased at $118,002	$118	118,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (12.9%)
§@DFA Short Term Investment Fund LP	172,297,110	172,297,110	14.6%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $752,982) to be repurchased at $738,222	$738	738,218	0.0%

TOTAL SECURITIES LENDING COLLATERAL		173,035,328	14.6%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Value†	Percentage of Net Assets**
TOTAL INVESTMENTS — (100.0%) (Cost $1,560,342,919)	$1,345,298,252	113.7%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$247,477,761	—	$247,477,761
Consumer Staples	$3,549,408	118,178,749	—	121,728,157
Energy	—	16,608,436	—	16,608,436
Financials	4,304,438	117,663,219	—	121,967,657
Health Care	—	46,920,955	—	46,920,955
Industrials	176,637	320,956,737	—	321,133,374
Information Technology	—	134,852,490	—	134,852,490
Materials	—	151,252,587	—	151,252,587
Telecommunication Services	—	596,409	—	596,409
Utilities	—	9,607,098	—	9,607,098
Temporary Cash Investments	—	118,000	—	118,000
Securities Lending Collateral	—	173,035,328	—	173,035,328

TOTAL	$8,030,483	$1,337,267,769	—	$1,345,298,252

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (82.9%)
AUSTRALIA — (48.9%)
#Adelaide Brighton, Ltd.	1,480,311	$3,724,318	0.5%
#*Andean Resources, Ltd.	1,464,837	2,876,891	0.4%
#APA Group, Ltd.	1,044,302	2,954,348	0.4%
*Austar United Communications, Ltd.	3,107,163	3,602,715	0.5%
Australian Infrastructure Fund	2,805,723	4,426,075	0.7%
#Australian Pharmaceutical Industries, Ltd. (6002840)	5,079,394	3,377,108	0.5%
*Australian Pharmaceutical Industries, Ltd. (60028RR)	4,331,586	2,904,802	0.4%
Australian Worldwide Exploration, Ltd.	1,482,305	3,397,856	0.5%
#AWB, Ltd.	3,807,619	4,157,632	0.6%
#Bradken, Ltd.	582,247	3,202,182	0.5%
#Campbell Brothers, Ltd.	240,269	6,196,971	0.9%
*Centamin Egypt, Ltd.	2,112,300	4,331,276	0.6%
#Centennial Coal Co., Ltd.	1,196,500	3,341,606	0.5%
Challenger Financial Services Group, Ltd.	1,750,037	5,754,880	0.8%
#ConnectEast Group, Ltd.	8,607,304	3,049,683	0.5%
#Crane Group, Ltd.	345,440	2,783,584	0.4%
#David Jones, Ltd.	1,296,067	6,140,136	0.9%
#Downer EDI, Ltd.	908,261	6,914,045	1.0%
#DUET Group, Ltd.	2,903,270	4,392,324	0.6%
#Flight Centre, Ltd.	192,954	2,910,033	0.4%
#*Graincorp, Ltd. Series A	461,398	2,868,614	0.4%
#Healthscope, Ltd.	857,741	3,640,247	0.5%
Invocare, Ltd.	637,257	3,346,428	0.5%
#IOOF Holdings, Ltd.	950,183	4,451,477	0.7%
#JB Hi-Fi, Ltd.	281,420	5,175,392	0.8%
#*Karoon Gas Australia, Ltd.	628,673	4,257,692	0.6%
Monadelphous Group, Ltd.	302,955	3,598,672	0.5%
#*Mount Gibson Iron, Ltd.	3,114,599	3,290,085	0.5%
Navitas, Ltd.	1,205,167	4,012,073	0.6%
*Pacific Brands, Ltd.	4,412,120	5,137,506	0.8%
#*PanAust, Ltd.	8,757,197	3,578,848	0.5%
#Perpetual Trustees Australia, Ltd.	95,745	3,190,548	0.5%
#Reece Australia, Ltd.	238,457	5,244,014	0.8%
#*Riversdale Mining, Ltd.	692,356	3,279,236	0.5%
#Seek, Ltd.	666,916	3,584,917	0.5%
Sigma Pharmaceuticals, Ltd.	4,862,235	4,070,078	0.6%
#Spark Infrastructure Group, Ltd.	2,596,492	2,815,225	0.4%
Super Cheap Auto Group, Ltd.	718,503	3,377,562	0.5%
*Tap Oil, Ltd.	3,987,713	3,732,072	0.6%
#Ten Network Holdings, Ltd.	2,056,782	2,807,921	0.4%
Tower Australia Group, Ltd.	1,159,243	3,055,999	0.5%
Transfield Services, Ltd.	753,413	2,840,717	0.4%
#West Australian Newspapers Holdings, Ltd.	709,322	4,717,984	0.7%
#Wotif.com Holdings, Ltd.	538,244	2,893,564	0.4%
Other Securities		229,192,872	33.7%

TOTAL AUSTRALIA		398,598,208	58.5%

HONG KONG — (17.2%)
Daphne International Holdings, Ltd.	4,086,000	3,088,086	0.5%
Lee & Man Paper Manufacturing, Ltd.	1,504,400	2,974,469	0.4%
Pacific Basin Shipping, Ltd.	3,924,000	2,888,627	0.4%
Other Securities		131,448,120	19.3%

TOTAL HONG KONG		140,399,302	20.6%

MALAYSIA — (0.0%)
Other Securities		3,780	0.0%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NEW ZEALAND — (5.7%)
#Fisher & Paykel Healthcare Corp., Ltd.	2,418,756	$5,359,380	0.8%
Sky City Entertainment Group, Ltd.	2,535,089	6,262,217	0.9%
Other Securities		35,214,606	5.2%

TOTAL NEW ZEALAND		46,836,203	6.9%

SINGAPORE — (11.1%)
Venture Corp., Ltd.	504,000	3,215,158	0.5%
Other Securities		87,252,814	12.8%

TOTAL SINGAPORE		90,467,972	13.3%

TOTAL COMMON STOCKS		676,305,465	99.3%

PREFERRED STOCKS — (0.1%)
AUSTRALIA — (0.1%)
Other Securities		518,901	0.1%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
Other Securities		38,010	0.0%

HONG KONG — (0.0%)
Other Securities		311,564	0.0%

SINGAPORE — (0.0%)
Other Securities		16,019	0.0%

TOTAL RIGHTS/WARRANTS		365,593	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $465,000 FNMA 6.50%, 06/25/39, valued at $500,456) to be repurchased at $490,008	$490	490,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (16.9%)
§@DFA Short Term Investment Fund LP	133,343,064	133,343,064	19.6%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,861,165) to be repurchased at $4,765,876	$4,766	4,765,848	0.7%

TOTAL SECURITIES LENDING COLLATERAL		138,108,912	20.3%

TOTAL INVESTMENTS — (100.0%) (Cost $748,104,019)		$815,788,871	119.8%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$4,134,169	$394,464,039	—	$398,598,208
Hong Kong	364,876	140,034,426	—	140,399,302
Malaysia	—	3,780	—	3,780
New Zealand	—	46,836,203	—	46,836,203
Singapore	2,266,376	88,201,596	—	90,467,972
Preferred Stocks
Australia	—	518,901	—	518,901
Rights/Warrants
Australia	1,380	36,630	—	38,010
Hong Kong	29,621	281,943	—	311,564
Singapore	16,019	—	—	16,019
Temporary Cash Investments	—	490,000	—	490,000
Securities Lending Collateral	—	138,108,912	—	138,108,912

TOTAL	$6,812,441	$808,976,430	—	$815,788,871

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (96.4%)
Consumer Discretionary — (20.2%)
Aegis Group P.L.C.	3,279,567	$5,895,612	0.8%
Bellway P.L.C.	420,170	5,025,477	0.7%
*DSG International P.L.C.	10,089,373	5,051,941	0.7%
Halfords Group P.L.C.	837,680	5,371,161	0.7%
Informa P.L.C.	1,440,320	6,909,243	0.9%
United Business Media P.L.C.	864,643	6,542,539	0.8%
WH Smith P.LC.	588,205	4,851,076	0.6%
Other Securities		120,525,991	15.6%

Total Consumer Discretionary		160,173,040	20.8%

Consumer Staples — (4.2%)
PZ Cussons P.L.C.	1,348,567	5,515,893	0.7%
Other Securities		27,693,553	3.6%

Total Consumer Staples		33,209,446	4.3%

Energy — (5.2%)
*Dana Petroleum P.L.C.	333,328	6,973,969	0.9%
*Premier Oil P.L.C.	335,099	6,460,840	0.8%
*Soco International P.L.C.	258,739	5,459,305	0.7%
Other Securities		21,961,724	2.9%

Total Energy		40,855,838	5.3%

Financials — (13.8%)
Aberdeen Asset Management P.L.C.	2,558,118	5,538,248	0.7%
Amlin P.L.C.	1,027,564	5,947,701	0.8%
Catlin Group, Ltd.	977,375	5,277,316	0.7%
Close Brothers Group P.L.C.	481,680	5,539,027	0.7%
#Henderson Group P.L.C.	2,936,019	6,189,595	0.8%
Hiscox, Ltd.	1,535,730	8,053,774	1.1%
IG Group Holdings P.L.C.	1,241,907	6,140,967	0.8%
Jardine Lloyd Thompson Group P.L.C.	663,478	4,936,106	0.6%
#Provident Financial P.L.C.	485,695	7,409,228	1.0%
Other Securities		54,027,848	7.0%

Total Financials		109,059,810	14.2%

Health Care — (3.4%)
SSL International P.L.C.	753,239	7,822,386	1.0%
Other Securities		19,383,617	2.5%

Total Health Care		27,206,003	3.5%

Industrials — (31.8%)
Aggreko P.L.C.	611,546	7,601,086	1.0%
Babcock International Group P.L.C.	853,247	8,470,820	1.1%
Carillion P.L.C.	1,523,518	7,339,374	1.0%
Charter International P.L.C.	614,873	6,992,444	0.9%
Chemring Group P.L.C.	128,869	5,527,463	0.7%
De la Rue P.L.C.	387,017	5,796,504	0.7%
Hays P.L.C.	5,101,389	8,172,104	1.1%
#Homeserve P.L.C.	227,284	6,015,087	0.8%
IMI P.L.C.	1,191,221	8,401,977	1.1%
Intertek Group P.L.C.	539,854	11,091,513	1.4%
Meggitt P.L.C.	1,630,199	6,527,012	0.8%
Michael Page International P.L.C.	1,235,568	6,511,423	0.8%
Qinetiq P.L.C.	2,172,472	5,838,845	0.8%
Regus P.L.C.	3,220,926	5,379,876	0.7%
Spirax-Sarco Engineering P.L.C.	301,608	5,381,748	0.7%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Industrials — (Continued)
Tomkins P.L.C.	3,282,427	$9,005,026	1.2%
Travis Perkins P.L.C.	482,448	5,951,606	0.8%
Ultra Electronics Holdings P.L.C.	267,145	5,766,343	0.7%
VT Group P.L.C.	677,021	6,026,593	0.8%
Weir Group P.L.C. (The)	479,090	5,490,425	0.7%
Other Securities		115,352,022	15.0%

Total Industrials		252,639,291	32.8%

Information Technology — (12.5%)
ARM Holdings P.L.C.	4,777,637	11,606,124	1.5%
Dimension Data Holdings P.L.C.	5,615,130	6,524,511	0.8%
Halma P.L.C.	1,486,473	5,547,008	0.7%
Logica P.L.C.	3,037,910	5,759,339	0.8%
*Misys P.L.C.	1,982,492	6,711,250	0.9%
Rotork P.L.C.	350,626	6,524,289	0.8%
Spectris P.L.C.	490,382	5,442,149	0.7%
Other Securities		51,368,435	6.7%

Total Information Technology		99,483,105	12.9%

Materials — (4.2%)
Croda International P.L.C.	484,717	5,935,810	0.7%
Mondi P.L.C.	943,611	5,208,467	0.7%
Other Securities		22,152,270	2.9%

Total Materials		33,296,547	4.3%

Other — (0.0%)
Other Securities		295,816	0.0%

Telecommunication Services — (0.7%)
Other Securities		5,415,067	0.7%

Utilities — (0.4%)
Other Securities		3,451,570	0.5%

TOTAL COMMON STOCKS		765,085,533	99.3%

RIGHTS/WARRANTS — (0.1%)
Other Securities		1,093,389	0.1%

TOTAL RIGHTS/WARRANTS		1,093,389	0.1%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,070,000 FNMA 6.50%, 06/25/39,valued at $2,227,838) to be repurchased at $2,191,035	$2,191	2,191,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (3.2%)
§@DFA Short Term Investment Fund LP	24,472,278	24,472,278	3.2%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $527,028) to be repurchased at $516,697	$517	516,694	0.1%

TOTAL SECURITIES LENDING COLLATERAL		24,988,972	3.3%

TOTAL INVESTMENTS — (100.0%) (Cost $851,007,486)		$793,358,894	103.0%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$160,173,040	—	$160,173,040
Consumer Staples	—	33,209,446	—	33,209,446
Energy	—	40,855,838	—	40,855,838
Financials	$626	109,059,184	—	109,059,810
Health Care	—	27,206,003	—	27,206,003
Industrials	35,451	252,603,840	—	252,639,291
Information Technology	—	99,483,105	—	99,483,105
Materials	—	33,296,547	—	33,296,547
Other	—	295,816	—	295,816
Telecommunication Services	—	5,415,067	—	5,415,067
Utilities	—	3,451,570	—	3,451,570
Rights/Warrants	415,536	677,853	—	1,093,389
Temporary Cash Investments	—	2,191,000	—	2,191,000
Securities Lending Collateral	—	24,988,972	—	24,988,972

TOTAL	$451,613	$792,907,281	—	$793,358,894

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (88.5%)
AUSTRIA — (2.9%)
Andritz AG	116,739	$6,428,780	0.4%
Other Securities		46,101,446	2.8%

TOTAL AUSTRIA		52,530,226	3.2%

BELGIUM — (3.8%)
Ackermans & van Haaren NV	81,854	5,925,427	0.4%
Bekaert SA	56,746	7,297,993	0.5%
Other Securities		56,164,707	3.4%

TOTAL BELGIUM		69,388,127	4.3%

DENMARK — (2.3%)
Other Securities		42,483,853	2.6%

FINLAND — (7.0%)
Elisa Oyj	276,614	5,356,961	0.3%
KCI Konecranes Oyj	234,271	6,252,168	0.4%
#*Metso Corp. Oyj	206,460	5,765,320	0.4%
*M-Real Oyj Series B	3,798,185	5,517,413	0.3%
#Nokian Renkaat Oyj	325,926	6,954,619	0.4%
Tieto Oyj	277,638	5,544,956	0.3%
Other Securities		92,587,386	5.7%

TOTAL FINLAND		127,978,823	7.8%

FRANCE — (12.3%)
Arkema SA	199,362	7,610,594	0.5%
*Atos Origin SA	143,571	6,721,508	0.4%
#Bourbon SA	162,224	6,746,721	0.4%
Establissements Maurel et Prom SA	305,061	6,132,788	0.4%
*Gemalto NV	149,247	6,272,472	0.4%
#Neopost SA	61,086	5,345,872	0.3%
Nexans SA	92,377	6,523,139	0.4%
Societe BIC SA	84,787	5,884,544	0.3%
#*Valeo SA	232,962	6,323,949	0.4%
Other Securities		167,942,426	10.3%

TOTAL FRANCE		225,504,013	13.8%

GERMANY — (13.4%)
*Aareal Bank AG	561,290	12,138,286	0.7%
Aixtron AG	259,027	7,740,951	0.5%
Aurubis AG	146,836	5,824,231	0.4%
Bilfinger Berger AG	162,980	10,434,934	0.6%
DVB Bank SE	173,470	6,413,252	0.4%
Lanxess AG	218,704	6,875,309	0.4%
MTU Aero Engines Holding AG	163,223	7,393,072	0.4%
Rheinmetall AG	107,359	5,829,585	0.4%
Rhoen-Klinikum AG	379,608	9,172,173	0.6%
#*SGL Carbon SE	217,830	8,239,684	0.5%
Software AG	70,053	6,245,235	0.4%
Wincor Nixdorf AG	112,151	6,558,995	0.4%
Other Securities		151,967,940	9.3%

TOTAL GERMANY		244,833,647	15.0%

GREECE — (3.5%)
Bank of Greece S.A.	73,229	5,536,868	0.4%
Other Securities		58,866,685	3.6%

TOTAL GREECE		64,403,553	4.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (2.6%)
DCC P.L.C	308,989	$8,138,971	0.5%
*Dragon Oil P.L.C.	1,347,570	9,171,834	0.6%
Paddy Power P.L.C.	180,573	5,778,573	0.3%
Other Securities		25,358,738	1.6%

TOTAL IRELAND		48,448,116	3.0%

ITALY — (7.9%)
Banca Popolare di Milano Scarl	1,012,836	7,535,855	0.4%
Other Securities		138,031,663	8.5%

TOTAL ITALY		145,567,518	8.9%

NETHERLANDS — (5.4%)
Imtech NV	248,834	6,325,202	0.4%
Nutreco Holding NV	139,331	7,032,903	0.4%
Other Securities		85,739,447	5.3%

TOTAL NETHERLANDS		99,097,552	6.1%

NORWAY — (3.8%)
Tandberg ASA Series A	208,204	5,570,172	0.3%
*TGS Nopec Geophysical Co. ASA	404,241	6,130,506	0.4%
Other Securities		58,632,730	3.6%

TOTAL NORWAY		70,333,408	4.3%

PORTUGAL — (1.4%)
Other Securities		26,035,355	1.6%

SPAIN — (4.9%)
Ebro Puleva SA	312,280	5,946,769	0.3%
Other Securities		84,329,623	5.2%

TOTAL SPAIN		90,276,392	5.5%

SWEDEN — (5.7%)
Boliden AB	497,124	5,986,022	0.4%
#Elekta AB Series B	302,500	5,701,787	0.3%
Other Securities		92,630,985	5.7%

TOTAL SWEDEN		104,318,794	6.4%

SWITZERLAND — (11.6%)
*Aryzta AG	265,691	10,429,578	0.6%
*Bank Sarasin & Cie AG Series B	172,644	6,874,386	0.4%
*Clariant AG	756,817	7,235,446	0.5%
#PSP Swiss Property AG	141,111	7,918,508	0.5%
Romande Energie Holding SA	2,714	5,386,990	0.3%
Sika AG	4,203	5,698,044	0.4%
Swiss Prime Site AG	163,073	8,976,492	0.6%
#Valiant Holding AG	33,293	6,559,434	0.4%
Other Securities		153,867,567	9.4%

TOTAL SWITZERLAND		212,946,445	13.1%

TOTAL COMMON STOCKS		1,624,145,822	99.6%

PREFERRED STOCKS — (0.1%)
SWITZERLAND — (0.1%)
Other Securities		1,565,574	0.1%

RIGHTS/WARRANTS — (0.0%)
BELGIUM — (0.0%)
Other Securities		1,373	0.0%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
DENMARK — (0.0%)
Other Securities		$82,324	0.0%

FINLAND — (0.0%)
Other Securities		232,888	0.0%

FRANCE — (0.0%)
Other Securities		1,083	0.0%

GERMANY — (0.0%)
Other Securities		37,491	0.0%

ITALY — (0.0%)
Other Securities		8,898	0.0%

NORWAY — (0.0%)
Other Securities		6,649	0.0%

SPAIN — (0.0%)
Other Securities		426,564	0.0%

TOTAL RIGHTS/WARRANTS		797,270	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,725,000 FNMA 6.50%, 06/25/39, valued at $2,932,781) to be repurchased at $2,888,046	$2,888	2,888,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (11.2%)
§@DFA Short Term Investment Fund LP	200,182,842	200,182,842	12.3%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $4,949,334) to be repurchased at $4,852,316	$4,852	4,852,288	0.3%

TOTAL SECURITIES LENDING COLLATERAL		205,035,130	12.6%

TOTAL INVESTMENTS — (100.0%) (Cost $1,667,112,137)		$1,834,431,796	112.5%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$127,622	$52,402,604	—	$52,530,226
Belgium	618,245	68,769,882	—	69,388,127
Denmark	71,185	42,412,668	—	42,483,853
Finland	—	127,978,823	—	127,978,823
France	304,773	225,199,240	—	225,504,013
Germany	620,371	244,213,276	—	244,833,647
Greece	62,295	64,341,258	—	64,403,553
Ireland	184,669	48,263,447	—	48,448,116
Italy	—	145,567,518	—	145,567,518
Netherlands	903,918	98,193,634	—	99,097,552
Norway	28,118	70,305,290	—	70,333,408
Portugal	325,570	25,709,785	—	26,035,355
Spain	—	90,276,392	—	90,276,392
Sweden	—	104,318,794	—	104,318,794
Switzerland	2,599,415	210,347,030	—	212,946,445
Preferred Stocks
Switzerland	1,565,574	—	—	1,565,574
Rights/Warrants
Belgium	1,373	—	—	1,373
Denmark	82,324	—	—	82,324
Finland	—	232,888	—	232,888
France	1,066	17	—	1,083
Germany	—	37,491	—	37,491
Italy	8,898	—	—	8,898
Norway	—	6,649	—	6,649
Spain	—	426,564	—	426,564
Temporary Cash Investments	—	2,888,000	—	2,888,000
Securities Lending Collateral	—	205,035,130	—	205,035,130

TOTAL	$7,505,416	$1,826,926,380	—	$1,834,431,796

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (84.0%)
Consumer Discretionary — (11.4%)
Astral Media, Inc. Class A	186,347	$5,517,821	1.5%
Corus Entertainment, Inc. Class B	278,300	4,575,534	1.2%
Dorel Industries, Inc. Class B	107,500	2,884,086	0.8%
*Gildan Activewear, Inc.	246,010	4,333,395	1.2%
Groupe Aeroplan, Inc.	283,650	2,427,428	0.7%
Linamar Corp.	179,780	2,508,829	0.7%
Quebecor, Inc. Class B	159,493	3,258,990	0.9%
Reitmans Canada, Ltd.	193,400	2,920,527	0.8%
*RONA, Inc.	426,885	5,842,768	1.6%
Other Securities		15,002,844	4.1%

Total Consumer Discretionary		49,272,222	13.5%

Consumer Staples — (2.3%)
*Cott Corp.	512,400	4,053,550	1.1%
#Maple Leaf Foods, Inc.	254,000	2,631,431	0.7%
Other Securities		3,374,521	1.0%

Total Consumer Staples		10,059,502	2.8%

Energy — (17.3%)
#*Bankers Petroleum, Ltd.	685,432	3,002,586	0.8%
*Nuvista Energy, Ltd.	274,221	2,911,880	0.8%
#*PetroBakken Energy, Ltd.	185,863	5,362,638	1.5%
#Progress Energy Resources Corp.	333,082	4,260,297	1.2%
ShawCor, Ltd.	209,500	5,452,169	1.5%
Trican Well Service, Ltd.	391,971	4,586,066	1.2%
Trinidad Drilling, Ltd.	389,000	2,541,685	0.7%
#*Uranium One, Inc.	1,819,900	5,163,433	1.4%
Other Securities		41,607,072	11.4%

Total Energy		74,887,826	20.5%

Financials — (6.5%)
AGF Management, Ltd. Class B	348,279	5,188,538	1.4%
Canadian Western Bank	226,200	4,469,439	1.2%
Home Capital Group, Inc.	113,700	3,835,359	1.1%
Laurentian Bank of Canada	92,400	3,375,604	0.9%
Other Securities		11,355,113	3.1%

Total Financials		28,224,053	7.7%

Health Care — (4.2%)
#Biovail Corp.	304,150	4,103,868	1.1%
*MDS, Inc.	464,108	3,671,517	1.0%
*SXC Health Solutions Corp.	84,161	3,864,849	1.1%
Other Securities		6,324,915	1.7%

Total Health Care		17,965,149	4.9%

Industrials — (6.7%)
#Russel Metals, Inc.	229,900	3,359,104	0.9%
*Stantec, Inc.	156,600	3,784,566	1.0%
#Toromont Industries, Ltd.	214,900	4,917,447	1.4%
Transcontinental, Inc. Class A	256,564	3,080,048	0.8%
Other Securities		13,687,961	3.8%

Total Industrials		28,829,126	7.9%

Information Technology — (5.4%)
*Celestica, Inc.	797,607	6,575,162	1.8%
#*MacDonald Dettweiler & Associates, Ltd.	129,900	4,429,842	1.2%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (Continued)
Other Securities		$12,304,418	3.4%

Total Information Technology		23,309,422	6.4%

Materials — (29.5%)
*Alamos Gold, Inc.	347,100	2,771,539	0.8%
*Aurizon Mines, Ltd.	561,000	2,410,841	0.7%
#*Equinox Minerals, Ltd.	1,678,290	5,645,742	1.5%
#*Euro Goldfields, Ltd.	521,060	2,937,448	0.8%
#*Golden Star Resources, Ltd.	855,400	2,664,108	0.7%
*HudBay Minerals, Inc.	477,851	6,187,045	1.7%
*Lundin Mining Corp.	1,147,100	4,611,511	1.3%
Methanex Corp.	359,200	6,194,420	1.7%
#*New Gold, Inc.	725,960	2,629,974	0.7%
*Northgate Minerals Corp.	937,300	2,399,446	0.6%
#*Osisko Mining Corp.	522,931	3,527,930	1.0%
*Pan Amer Silver Corp.	213,700	4,520,672	1.2%
#*Quadra Mining, Ltd.	253,150	3,528,027	1.0%
Sherritt International Corp.	641,601	4,115,069	1.1%
*Silver Standard Resources, Inc.	229,462	4,300,623	1.2%
#Silvercorp Metals, Inc.	482,000	2,490,070	0.7%
#*Thompson Creek Metals Co., Inc.	474,700	4,795,038	1.3%
#West Fraser Timber Co., Ltd.	123,716	2,984,139	0.8%
Other Securities		59,011,979	16.2%

Total Materials		127,725,621	35.0%

Telecommunication Services — (0.3%)
Other Securities		1,271,891	0.3%

Utilities — (0.4%)
Other Securities		1,602,945	0.4%

TOTAL COMMON STOCKS		363,147,757	99.4%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $1,075,000 FHLMC 4.50%, 05/01/23, valued at $912,187) to be repurchased at $896,014	$896	896,000	0.3%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (15.8%)
§@DFA Short Term Investment Fund LP	62,142,299	62,142,299	17.0%
@Repurchase Agreement, Deutsche Bank Securities 0.05%, 11/02/09 (Collateralized by $5,049,431 U.S. Treasury Note 0.875%, 01/31/11, valued at $5,028,666) to be repurchased at $4,979,736	$4,980	4,979,715	1.4%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†	Percentage of Net Assets**
	(000)
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,434,975) to be repurchased at $1,406,846	$1,407	1,406,838	0.4%

TOTAL SECURITIES LENDING COLLATERAL		68,528,852	18.8%

TOTAL INVESTMENTS — (100.0%) (Cost $558,452,607)		$432,572,609	118.5%

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$49,272,222	—	—	$49,272,222
Consumer Staples	10,059,502	—	—	10,059,502
Energy	74,887,826	—	—	74,887,826
Financials	28,224,053	—	—	28,224,053
Health Care	17,965,149	—	—	17,965,149
Industrials	28,829,126	—	—	28,829,126
Information Technology	23,308,884	$538	—	23,309,422
Materials	127,724,533	1,088	—	127,725,621
Telecommunication Services	1,271,891	—	—	1,271,891
Utilities	1,602,945	—	—	1,602,945
Temporary Cash Investments	—	896,000	—	896,000
Securities Lending Collateral	—	68,528,852	—	68,528,852

TOTAL	$363,146,131	$69,426,478	—	$432,572,609

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (82.9%)
ARGENTINA — (0.1%)
Other Securities		$1,818,247	0.1%

BRAZIL — (5.8%)
Companhia Siderurgica Nacional SA	367,276	12,132,034	0.6%
Petroleo Brasilerio SA ADR (71654V101)	1,256,219	50,399,506	2.4%
Petroleo Brasilerio SA ADR (71654V408)	914,546	42,270,316	2.0%
Other Securities		30,983,709	1.4%

TOTAL BRAZIL		135,785,565	6.4%

CHILE — (1.7%)
Empresa Nacional de Electricidad SA Sponsored ADR	207,763	9,534,244	0.4%
Other Securities		29,219,969	1.4%

TOTAL CHILE		38,754,213	1.8%

CHINA — (9.4%)
Bank of China, Ltd.	56,691,000	32,598,740	1.6%
#China Life Insurance Co., Ltd. ADR	250,705	17,200,870	0.8%
China Mobile, Ltd. Sponsored ADR	696,697	32,556,651	1.5%
#CNOOC, Ltd. ADR	67,956	10,121,367	0.5%
*Industrial & Commercial Bank of China, Ltd.	34,093,000	27,124,901	1.3%
#PetroChina Co., Ltd. ADR	115,210	13,829,808	0.7%
Tencent Holdings, Ltd.	700,600	12,199,255	0.6%
Other Securities		74,618,243	3.5%

TOTAL CHINA		220,249,835	10.5%

CZECH REPUBLIC — (1.0%)
CEZ A.S.	301,862	14,864,947	0.7%
Other Securities		8,518,048	0.4%

TOTAL CZECH REPUBLIC		23,382,995	1.1%

HUNGARY — (1.5%)
#*OTP Bank NYRT	618,710	17,397,809	0.8%
Other Securities		17,906,431	0.9%

TOTAL HUNGARY		35,304,240	1.7%

INDIA — (11.2%)
HDFC Bank, Ltd.	386,733	13,175,290	0.6%
Hindustan Unilever, Ltd.	1,633,609	9,748,048	0.5%
Infosys Technologies, Ltd.	657,429	30,520,259	1.4%
Infosys Technologies, Ltd. Sponsored ADR	233,496	10,740,816	0.5%
ITC, Ltd.	2,007,345	10,823,298	0.5%
Larsen & Toubro, Ltd.	371,281	12,248,925	0.6%
*Reliance Industries, Ltd.	1,030,847	41,707,940	2.0%
Tata Consultancy Services, Ltd.	756,974	10,030,279	0.5%
Other Securities		122,736,201	5.8%

TOTAL INDIA		261,731,056	12.4%

INDONESIA — (2.2%)
PT Astra International Tbk	4,017,561	12,925,685	0.6%
PT Telekomunikasi Indonesia Tbk	14,011,140	12,065,191	0.6%
Other Securities		25,780,160	1.2%

TOTAL INDONESIA		50,771,036	2.4%

ISRAEL — (3.6%)
Israel Chemicals, Ltd.	780,753	9,119,540	0.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	888,925	44,872,934	2.1%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (Continued)
Other Securities		$29,303,182	1.4%

TOTAL ISRAEL		83,295,656	4.0%

MALAYSIA — (4.4%)
CIMB Group Holdings Berhad	3,095,227	11,229,284	0.5%
Other Securities		92,150,262	4.4%

TOTAL MALAYSIA		103,379,546	4.9%

MEXICO — (6.8%)
#America Movil S.A.B. de C.V. Series L	17,737,259	39,145,222	1.8%
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	9,132,314	0.4%
#*Grupo Mexico S.A.B. de C.V. Series B	9,098,785	18,192,402	0.9%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	4,372,680	15,250,358	0.7%
Other Securities		77,158,719	3.7%

TOTAL MEXICO		158,879,015	7.5%

PHILIPPINES — (0.6%)
Other Securities		13,288,391	0.6%

POLAND — (1.3%)
Other Securities		30,821,592	1.5%

RUSSIA — (0.6%)
Other Securities		13,599,374	0.7%

SINGAPORE — (0.0%)
Other Securities		513,710	0.0%

SOUTH AFRICA — (8.2%)
*Anglo American Platinum Corp., Ltd.	114,526	9,954,766	0.5%
Impala Platinum Holdings, Ltd.	478,692	10,402,919	0.5%
MTN Group, Ltd.	1,659,950	24,715,390	1.2%
Naspers, Ltd. Series N	324,237	11,698,218	0.5%
#Sasol, Ltd. Sponsored ADR	1,270,370	47,499,134	2.2%
#Standard Bank Group, Ltd.	843,110	10,570,537	0.5%
Other Securities		77,167,798	3.7%

TOTAL SOUTH AFRICA		192,008,762	9.1%

SOUTH KOREA — (11.5%)
POSCO	46,060	19,088,540	0.9%
#Samsung Electronics Co., Ltd.	97,139	58,451,752	2.8%
*Samsung Electronics Co., Ltd. GDR	49,372	14,972,842	0.7%
Other Securities		174,979,885	8.3%

TOTAL SOUTH KOREA		267,493,019	12.7%

TAIWAN — (9.6%)
Formosa Plastics Corp.	5,051,649	9,689,505	0.5%
Hon Hai Precision Industry Co., Ltd.	4,590,177	17,978,933	0.9%
Media Tek, Inc.	735,527	10,294,431	0.5%
Nan Ya Plastic Corp.	7,084,565	11,269,977	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	40,609,637	1.9%
Other Securities		133,066,226	6.3%

TOTAL TAIWAN		222,908,709	10.6%

THAILAND — (1.4%)
Other Securities		32,436,355	1.5%

TURKEY — (2.0%)
Turkiye Garanti Bankasi A.S.	2,842,585	10,322,968	0.5%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (Continued)
Other Securities		$36,814,452	1.7%

TOTAL TURKEY		47,137,420	2.2%

TOTAL COMMON STOCKS		1,933,558,736	91.7%

PREFERRED STOCKS — (7.1%)
BRAZIL — (7.1%)
Banco Bradesco SA	1,309,200	25,610,259	1.2%
#Companhia de Bebidas das Americas Preferred ADR	151,600	13,656,128	0.7%
Gerdau SA	756,268	11,398,113	0.5%
Itau Unibanco Holding SA	1,765,755	33,589,042	1.6%
Vale SA Series A	1,412,691	31,796,775	1.5%
Other Securities		49,632,382	2.4%

TOTAL BRAZIL		165,682,699	7.9%

TOTAL PREFERRED STOCKS		165,682,699	7.9%

RIGHTS/WARRANTS — (0.0%)
SOUTH AFRICA — (0.0%)
Other Securities		40,450	0.0%

TAIWAN — (0.0%)
Other Securities		8,490	0.0%

TOTAL RIGHTS/WARRANTS		48,940	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $310,000 FNMA 6.50%, 06/25/39, valued at $326,275) to be repurchased at $317,005	$317	317,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund LP	226,669,881	226,669,881	10.7%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $6,420,547) to be repurchased at $6,294,691	$6,295	6,294,654	0.3%

TOTAL SECURITIES LENDING COLLATERAL		232,964,535	11.0%

TOTAL INVESTMENTS — (100.0%) (Cost $1,297,590,646)		$2,332,571,910	110.6%

THE EMERGING MARKETS SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$1,818,247	—	—	$1,818,247
Brazil	135,785,565	—	—	135,785,565
Chile	38,754,213	—	—	38,754,213
China	81,011,010	$139,238,825	—	220,249,835
Czech Republic	—	23,382,995	—	23,382,995
Hungary	—	35,304,240	—	35,304,240
India	16,626,590	245,104,466	—	261,731,056
Indonesia	—	50,771,036	—	50,771,036
Israel	44,872,934	38,422,722	—	83,295,656
Malaysia	—	103,379,546	—	103,379,546
Mexico	158,715,803	163,212	—	158,879,015
Philippines	—	13,288,391	—	13,288,391
Poland	—	30,821,592	—	30,821,592
Russia	206,569	13,392,805	—	13,599,374
Singapore	—	513,710	—	513,710
South Africa	64,231,071	127,777,691	—	192,008,762
South Korea	2,797,395	264,695,624	—	267,493,019
Taiwan	3,072,894	219,835,815	—	222,908,709
Thailand	32,436,355	—	—	32,436,355
Turkey	—	47,137,420	—	47,137,420
Preferred Stocks
Brazil	165,682,699	—	—	165,682,699
Rights/Warrants
South Africa	40,450	—	—	40,450
Taiwan	—	8,490	—	8,490
Temporary Cash Investments	—	317,000	—	317,000
Securities Lending Collateral	—	232,964,535	—	232,964,535

TOTAL	$746,051,795	$1,586,520,115	—	$2,332,571,910

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (87.8%)
ARGENTINA — (0.0%)
Other Securities		$—	0.0%

BRAZIL — (7.3%)
B2W Cia Global Do Varejo	123,200	3,570,954	0.3%
*BRF - Brasil Foods SA ADR	112,544	5,443,753	0.5%
Cyrela Brazil Realty SA	326,200	4,138,607	0.4%
*Duratex SA	624,462	4,324,725	0.4%
*Global Village Telecom Holding SA	178,300	5,116,408	0.4%
Lojas Renner SA	273,700	4,847,548	0.4%
*Magnesita Refratarios SA	441,455	3,232,726	0.3%
Other Securities		60,956,792	5.2%

TOTAL BRAZIL		91,631,513	7.9%

CHILE — (2.1%)
Other Securities		26,049,604	2.2%

CHINA — (11.8%)
#*Brilliance China Automotive Holdings, Ltd.	18,522,000	3,404,681	0.3%
#*Byd Co., Ltd.	482,000	4,418,950	0.4%
China Travel International Investment Hong Kong, Ltd.	21,347,000	4,357,667	0.4%
China Yurun Food Group, Ltd.	2,622,000	5,375,559	0.5%
Hopson Development Holdings, Ltd.	3,914,000	6,810,095	0.6%
#*Hunan Non-Ferrous Metal Corp., Ltd.	14,290,000	4,362,982	0.4%
#*Semiconductor Manufacturing International Corp.	167,851,000	8,306,535	0.7%
Shenzhen International Holdings, Ltd.	71,794,300	5,020,114	0.4%
Shenzhen Investment, Ltd.	14,500,000	5,729,496	0.5%
#Skyworth Digital Holdings, Ltd.	14,661,400	8,252,870	0.7%
TPV Technology, Ltd.	14,518,000	9,396,713	0.8%
Xinao Gas Holdings, Ltd.	2,178,000	4,667,339	0.4%
Other Securities		78,871,412	6.7%

TOTAL CHINA		148,974,413	12.8%

HUNGARY — (0.3%)
Other Securities		3,747,270	0.3%

INDIA — (11.2%)
Other Securities		141,238,191	12.1%

INDONESIA — (2.9%)
Other Securities		36,214,944	3.1%

ISRAEL — (2.9%)
*Clal Insurance Enterprise Holdings, Ltd.	257,136	5,443,527	0.5%
*Harel Insurance Investments & Finances, Ltd.	96,806	4,582,314	0.4%
Other Securities		27,039,061	2.3%

TOTAL ISRAEL		37,064,902	3.2%

MALAYSIA — (5.3%)
Other Securities		66,950,408	5.7%

MEXICO — (5.3%)
*Corporacion GEO S.A.B. de C.V. Series B	1,330,000	3,500,331	0.3%
#*Desarrolladora Homex S.A.B. de C.V.	576,300	3,428,448	0.3%
Embotelladora Arca S.A.B. de C.V.	1,909,100	4,800,312	0.4%
*Empresas ICA S.A.B. de C.V.	1,463,608	3,210,155	0.3%
#*Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	5,943,456	0.5%
Grupo Continental S.A.B. de C.V.	3,323,559	7,777,940	0.6%
*Industrias CH S.A.B. de C.V. Series B	1,854,348	5,645,729	0.5%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
MEXICO — (Continued)
#TV Azteca S.A.B. de C.V. Series A	6,581,300	$3,394,388	0.3%
Other Securities		29,031,756	2.5%

TOTAL MEXICO		66,732,515	5.7%

PHILIPPINES — (1.4%)
Other Securities		17,814,064	1.5%

POLAND — (2.5%)
Other Securities		30,873,987	2.6%

SOUTH AFRICA — (9.2%)
Aveng, Ltd.	981,591	5,205,828	0.4%
Barloworld, Ltd.	579,959	3,615,988	0.3%
Dimension Data Holdings P.L.C.	3,458,471	4,021,101	0.3%
Foschini, Ltd.	521,461	4,117,902	0.4%
#Grindrod, Ltd.	1,607,864	3,688,055	0.3%
Imperial Holdings, Ltd.	467,965	4,816,593	0.4%
JD Group, Ltd.	1,161,251	6,410,898	0.6%
Mr. Price Group, Ltd.	928,134	4,276,741	0.4%
Reunert, Ltd.	594,843	4,189,937	0.4%
Spar Group, Ltd. (The)	559,850	4,893,172	0.4%
Tongaat-Hulett, Ltd.	625,434	8,045,394	0.7%
Woolworths Holdings, Ltd.	2,268,438	5,072,025	0.4%
Other Securities		58,194,480	5.0%

TOTAL SOUTH AFRICA		116,548,114	10.0%

SOUTH KOREA — (10.1%)
Daegu Bank Co., Ltd.	261,800	3,473,548	0.3%
#*NCsoft Corp.	29,254	3,128,582	0.3%
Other Securities		120,778,808	10.3%

TOTAL SOUTH KOREA		127,380,938	10.9%

TAIWAN — (10.6%)
Other Securities		134,178,175	11.5%

THAILAND — (2.3%)
Other Securities		29,202,227	2.5%

TURKEY — (2.6%)
Other Securities		32,724,404	2.8%

TOTAL COMMON STOCKS		1,107,325,669	94.8%

PREFERRED STOCKS — (4.6%)
BRAZIL — (4.6%)
*Braskem SA Preferred A Sponsored ADR	301,000	3,949,120	0.3%
Eletropaulo Metropolita SA Preferred A	184,200	3,485,119	0.3%
Klabin SA	1,412,700	3,368,154	0.3%
Lojas Americanas SA	488,403	3,185,599	0.3%
*Net Servicos de Comunicacao SA	400,902	4,940,726	0.4%
*Suzano Papel e Celullose SA	390,634	3,394,986	0.3%
Ultrapar Participacoes SA	208,040	9,111,198	0.8%
Other Securities		26,457,903	2.3%

TOTAL BRAZIL		57,892,805	5.0%

INDIA — (0.0%)
Other Securities		41,324	0.0%

MALAYSIA — (0.0%)
Other Securities		20,742	0.0%

TOTAL PREFERRED STOCKS		57,954,871	5.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
RIGHTS/WARRANTS — (0.0%)
BRAZIL — (0.0%)
Other Securities		$33,992	0.0%

CHILE — (0.0%)
Other Securities		24,024	0.0%

CHINA — (0.0%)
Other Securities		4,329	0.0%

MALAYSIA — (0.0%)
Other Securities		232	0.0%

PHILIPPINES — (0.0%)
Other Securities		50,992	0.0%

SOUTH AFRICA — (0.0%)
Other Securities		262,200	0.0%

SOUTH KOREA — (0.0%)
Other Securities		67	0.0%

TAIWAN — (0.0%)
Other Securities		10,085	0.0%

THAILAND — (0.0%)
Other Securities		171,980	0.0%

TOTAL RIGHTS/WARRANTS		557,901	0.0%

	Face
	Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $2,270,000 FHLMC 6.040%(r), 11/01/36, valued at $1,457,263) to be repurchased at $1,433,023	$1,433	1,433,000	0.1%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (7.5%)
§@DFA Short Term Investment Fund LP	93,074,091	93,074,091	8.0%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,345,493) to be repurchased at $1,319,119	$1,319	1,319,111	0.1%

TOTAL SECURITIES LENDING COLLATERAL		94,393,202	8.1%

TOTAL INVESTMENTS — (100.0%) (Cost $968,312,341)		$1,261,664,643	108.0%

THE EMERGING MARKETS SMALL CAP SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	—	—	—	—
Brazil	$91,631,513	—	—	$91,631,513
Chile	26,049,604	—	—	26,049,604
China	—	$148,974,413	—	148,974,413
Hungary	—	3,747,270	—	3,747,270
India	62,079	141,176,112	—	141,238,191
Indonesia	521,444	35,693,500	—	36,214,944
Israel	264,352	36,800,550	—	37,064,902
Malaysia	117,274	66,833,134	—	66,950,408
Mexico	66,238,177	494,338	—	66,732,515
Philippines	409,393	17,404,671	—	17,814,064
Poland	—	30,873,987	—	30,873,987
South Africa	49,374	116,498,740	—	116,548,114
South Korea	398,960	126,981,978	—	127,380,938
Taiwan	2,836	134,175,339	—	134,178,175
Thailand	29,110,102	92,125	—	29,202,227
Turkey	—	32,724,404	—	32,724,404
Preferred Stocks
Brazil	57,858,189	34,616	—	57,892,805
India	—	41,324	—	41,324
Malaysia	20,742	—	—	20,742
Rights/Warrants
Brazil	33,992	—	—	33,992
Chile	24,024	—	—	24,024
China	4,329	—	—	4,329
Malaysia	40	192	—	232
Philippines	—	50,992	—	50,992
South Africa	262,200	—	—	262,200
South Korea	—	67	—	67
Taiwan	—	10,085	—	10,085
Thailand	171,980	—	—	171,980
Temporary Cash Investments	—	1,433,000	—	1,433,000
Securities Lending Collateral	—	94,393,202	—	94,393,202

TOTAL	$273,230,604	$988,434,039	—	$1,261,664,643

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The U.S.	The U.S.	The DFA	The Japanese
	Large	Large Cap	International	Small
	Company	Value	Value	Company
	Series	Series	Series	Series
ASSETS:
Investments at Value (including $252,538, $470,665, $1,004,314 and $160,740 of securities on loan, respectively)	$3,473,361	$7,481,171	$6,156,090	$1,172,145
Temporary Cash Investments at Value & Cost	27,414	42,250	13,790	118
Collateral Received from Securities on Loan at Value & Cost	270,456	515,340	1,056,276	173,035
Foreign Currencies at Value	—	—	19,131	114
Cash	2,839	1	16	16
Receivables:
Investment Securities Sold	—	1,660	10,656	4,019
Dividends, Interest and Tax Reclaims	4,362	7,943	10,784	6,521
Securities Lending Income	62	700	444	279
Fund Shares Sold	71	365	724	5
Unrealized Gain on Foreign Currency Contracts	—	—	19	—
Prepaid Expenses and Other Assets	1	—	—	—

Total Assets	3,778,566	8,049,430	7,267,930	1,356,252

LIABILITIES:
Payables:
Upon Return of Securities Loaned	270,456	515,340	1,056,276	173,035
Investment Securities Purchased	1,042	22,419	14,723	—
Fund Shares Redeemed	458	2,242	3,518	—
Due to Advisor	75	659	1,084	99
Futures Margin Variation	851	—	—	—
Accrued Expenses and Other Liabilities	233	370	365	82

Total Liabilities	273,115	541,030	1,075,966	173,216

NET ASSETS	$3,505,451	$7,508,400	$6,191,964	$1,183,036

Investments at Cost	$3,246,163	$6,319,801	$4,760,222	$1,387,190

Foreign Currencies at Cost	$—	$—	$19,163	$113

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The	The United	The	The
	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small
	Company	Company	Company	Company
	Series	Series	Series	Series
ASSETS:
Investments at Value (including $123,079, $23,377, $189,629 and $64,936 of securities on loan, respectively)	$677,190	$766,179	$1,626,509	$363,148
Temporary Cash Investments at Value & Cost	490	2,191	2,888	896
Collateral Received from Securities on Loan at Value & Cost	138,109	24,989	205,035	68,529
Foreign Currencies at Value	3,065	3,035	60	2,668
Cash	15	15	16	15
Receivables:
Investment Securities Sold	4,364	1,326	1,220	—
Dividends, Interest and Tax Reclaims	898	1,791	1,590	116
Securities Lending Income	176	17	199	73
Fund Shares Sold	—	—	2	—

Total Assets	824,307	799,543	1,837,519	435,445

LIABILITIES:
Payables:
Upon Return of Securities Loaned	138,109	24,989	205,035	68,529
Investment Securities Purchased	4,568	3,978	1,339	1,682
Fund Shares Redeemed	530	—	—	—
Due to Advisor	58	65	141	31
Unrealized Loss on Foreign Currency Contracts	—	—	6	—
Accrued Expenses and Other Liabilities	45	39	106	22

Total Liabilities	143,310	29,071	206,627	70,264

NET ASSETS	$680,997	$770,472	$1,630,892	$365,181

Investments at Cost	$609,505	$823,827	$1,459,189	$489,028

Foreign Currencies at Cost	$3,072	$3,020	$(142)	$2,722

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The	The Emerging
	Emerging	Markets
	Markets	Small Cap
	Series	Series
ASSETS:
Investments at Value (including $213,269 and $82,334 of securities on loan, respectively)	$2,099,290	$1,165,839
Temporary Cash Investments at Value & Cost	317	1,433
Collateral Received from Securities on Loan at Value & Cost	232,965	94,393
Foreign Currencies at Value	1,950	701
Cash	21	81
Receivables:
Investment Securities Sold	6,815	1,164
Dividends, Interest and Tax Reclaims	3,192	1,017
Securities Lending Income	185	175
Fund Shares Sold	188	1,018
Unrealized Gain on Foreign Currency Contracts	6	—

Total Assets	2,344,929	1,265,821

LIABILITIES:
Payables:
Upon Return of Securities Loaned	232,965	94,393
Investment Securities Purchased	—	553
Fund Shares Redeemed	67	1,588
Due to Advisor	184	201
Deferred Thailand Capital Gains Tax	2,154	951
Accrued Expenses and Other Liabilities	243	162

Total Liabilities	235,613	97,848

NET ASSETS	$2,109,316	$1,167,973

Investments at Cost	$1,064,309	$872,486

Foreign Currencies at Cost	$1,958	$701

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(AMOUNTS IN THOUSANDS)

	The U.S.	The U.S.	The DFA	The Japanese
	Large	Large	International	Small
	Company	Cap Value	Value	Company
	Series	Series	Series	Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $2, $20, $14,384 and $1,431, respectively)	$76,385	$150,233	$160,091	$19,179
Interest	131	170	197	16
Income from Securities Lending	3,715	13,048	13,032	6,156

Total Investment Income	80,231	163,451	173,320	25,351

Expenses
Investment Advisory Services Fees	762	6,414	9,991	1,101
Accounting & Transfer Agent Fees	341	695	549	141
S&P 500® Fees	90	—	—	—
Custodian Fees	47	73	688	190
Shareholders’ Reports	32	66	49	12
Directors’/Trustees’ Fees & Expenses	59	120	78	25
Audit Fees	63	137	111	23
Legal Fees	75	164	110	25
Other	359	702	574	149

Total Expenses	1,828	8,371	12,150	1,666

Net Investment Income (Loss)	78,403	155,080	161,170	23,685

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(215,329)	(122,113)	63,984	(27,421)
Futures	20,268	7,204	(1,125)	1,131
Foreign Currency Transactions	—	—	3,828	2,027
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	427,495	1,161,370	1,395,836	227,157
Futures	(2,236)	(29)	—	—
Translation of Foreign Currency Denominated Amounts	—	—	240	(641)

Net Realized and Unrealized Gain (Loss)	230,198	1,046,432	1,462,763	202,253

Net Increase (Decrease) in Net Assets Resulting from Operations	$308,601	$1,201,512	$1,623,933	$225,938

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(AMOUNTS IN THOUSANDS)

	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $392, $2, $5,010 and $528, respectively)	$18,390	$23,954	$32,817	$3,021
Interest	17	13	66	5
Income from Securities Lending	2,043	395	5,130	821

Total Investment Income	20,450	24,362	38,013	3,847

Expenses
Investment Advisory Services Fees	488	585	1,230	251
Accounting & Transfer Agent Fees	76	86	154	51
Custodian Fees	245	50	310	65
Shareholders’ Reports	4	6	12	3
Directors’/Trustees’ Fees & Expenses	5	8	18	4
Professional Fees	19	22	48	10
Other	66	72	150	31

Total Expenses	903	829	1,922	415

Net Investment Income (Loss)	19,547	23,533	36,091	3,432

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(32,245)	(34,448)	(13,321)	(38,817)
Futures	(432)	534	(476)	(322)
Foreign Currency Transactions	146	(50)	(549)	(182)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	330,580	234,459	468,759	159,928
Futures	(3)	(1)	(9)	—
Translation of Foreign Currency Denominated Amounts	209	(199)	305	19

Net Realized and Unrealized Gain (Loss)	298,255	200,295	454,709	120,626

Net Increase (Decrease) in Net Assets Resulting from Operations	$317,802	$223,828	$490,800	$124,058

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(AMOUNTS IN THOUSANDS)

	The Emerging Markets Series	The Emerging Markets Small Cap Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $4,972 and $1,870, respectively)	$43,658	$20,584
Interest	73	22
Income from Securities Lending	3,350	2,196

Total Investment Income	47,081	22,802

Expenses
Investment Advisory Services Fees	1,697	1,597
Accounting & Transfer Agent Fees	203	108
Custodian Fees	1,105	747
Shareholders’ Reports	17	7
Directors’/Trustees’ Fees & Expenses	22	12
Professional Fees	127	83
Other	210	104

Total Expenses	3,381	2,658

Net Investment Income (Loss)	43,700	20,144

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	40,421	(13,070)
Futures	(2,920)	(181)
Foreign Currency Transactions	(24)	(182)
In-Kind Redemptions	17,805 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	642,058	535,144
Futures	(32)	(10)
Translation of Foreign Currency Denominated Amounts	210	185
Change in Deferred Thailand Capital Gains Tax	(1,366)	(786)

Net Realized and Unrealized Gain (Loss)	696,152	521,100

Net Increase (Decrease) in Net Assets Resulting from Operations	$739,852	$541,244

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Company Series			The U.S. Large Cap Value Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$78,403	$84,705 $	94,262	$155,080	$166,016	$146,991
Net Realized Gain (Loss) on:
Investment Securities Sold	(215,329)	(126,174)	10,206	(122,113)	(422,637)	(118,412)
Futures	20,268	(22,232)	3,585	7,204	(1,861)	—
In-Kind Redemptions	—	24,362 *	529,199 *	—	52,271 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	427,495	(1,591,847)	(217,829)	1,161,370	(3,601,292)	(150,559)
Futures	(2,236)	1,195	(216)	(29)	29	—

Net Increase (Decrease) in Net Assets Resulting from Operations	308,601	(1,629,991)	419,207	1,201,512	(3,807,474)	(121,980)

Transactions in Interest:
Contributions	363,357	696,520	616,294	734,173	1,370,762 †	1,783,358 †
Withdrawals	(440,159)	(299,226)*	(1,482,132)*	(1,166,648)	(983,247)*†	(368,362)†

Net Increase (Decrease) from Transactions in Interest	(76,802)	397,294	(865,838)	(432,475)	387,515	1,414,996

Total Increase (Decrease) in Net Assets	231,799	(1,232,697)	(446,631)	769,037	(3,419,959)	1,293,016
Net Assets
Beginning of Period	3,273,652	4,506,349	4,952,980	6,739,363	10,159,322	8,866,306

End of Period	$3,505,451	$3,273,652	$4,506,349	$7,508,400	$6,739,363	$10,159,322

*	See Note K in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The DFA International Value Series				The Japanese Small Company Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007		Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$161,170	$304,387	$274,613		$23,685	$32,246	$29,640
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984	137,811	654,522		(27,421)	(68,518)	51,317
Futures	(1,125)	(1,153)	—		1,131	(16)	—
Foreign Currency Transactions	3,828	(4,593)	2,498		2,027	(321)	(227)
In-Kind Redemptions	—	103,024 *	—		—	1,625 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836	(5,026,911)	403,307		227,157	(374,750)	(103,081)
Futures	—	19	—		—	—	—
Translation of Foreign Currency Denominated Amounts	240	(76)	(180)		(641)	495	144

Net Increase (Decrease) in Net Assets Resulting from Operations	1,623,933	(4,487,492)	1,334,760		225,938	(409,239)	(22,207)

Transactions in Interest:
Contributions	449,410	927,878 †	1,731,698	†	37,597	64,727	227,009
Withdrawals	(581,716)	(1,378,770)*†	(884,989	)†	(143,463)	(97,345)*	(85,703)

Net Increase (Decrease) from Transactions in Interest	(132,306)	(450,892)	846,709		(105,866)	(32,618)	141,306

Total Increase (Decrease) in Net Assets	1,491,627	(4,938,384)	2,181,469		120,072	(441,857)	119,099
Net Assets
Beginning of Period	4,700,337	9,638,721	7,457,252		1,062,964	1,504,821	1,385,722

End of Period	$6,191,964	$4,700,337	$9,638,721		$1,183,036	$1,062,964	$1,504,821

*	See Note K in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Asia Pacific Small Company Series			The United Kingdom Small Company Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$19,547	$37,740	$36,380	$23,533	$34,127	$33,556
Net Realized Gain (Loss) on:
Investment Securities Sold	(32,245)	(38,746)	111,215	(34,448)	10,543	42,995
Futures	(432)	(283)	—	534	—	—
Foreign Currency Transactions	146	(1,429)	874	(50)	(1,788)	397
In-Kind Redemptions	—	4,018 *	—	—	6,873 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	330,580	(649,251)	232,165	234,459	(643,213)	(51,516)
Futures	(3)	3	—	(1)	1	—
Translation of Foreign Currency Denominated Amounts	209	(121)	(25)	(199)	222	(10)

Net Increase (Decrease) in Net Assets Resulting from Operations	317,802	(648,069)	380,609	223,828	(593,235)	25,422

Transactions in Interest:
Contributions	21,607	50,371	123,444	26,861	52,563	36,898
Withdrawals	(99,649)	(166,219)*	(48,526)	(35,607)	(62,518)*	(21,566)

Net Increase (Decrease) from Transactions in Interest	(78,042)	(115,848)	74,918	(8,746)	(9,955)	15,332

Total Increase (Decrease) in Net Assets	239,760	(763,917)	455,527	215,082	(603,190)	40,754
Net Assets
Beginning of Period	441,237	1,205,154	749,627	555,390	1,158,580	1,117,826

End of Period	$680,997	$441,237	$1,205,154	$770,472	$555,390	$1,158,580

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Continental Small Company Series			The Canadian Small Company Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$36,091	$63,045	$48,296	$3,432	$3,212	$383
Net Realized Gain (Loss) on:
Investment Securities Sold	(13,321)	(48,434)	151,648	(38,817)	(20,515)	1,663
Futures	(476)	(358)	—	(322)	—	—
Foreign Currency Transactions	(549)	(76)	559	(182)	(433)	(413)
In-Kind Redemptions	—	16,564 *	—	—	(2,616)*	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	468,759	(1,158,591)	126,217	159,928	(279,292)	(6,570)
Futures	(9)	9	—	—	—	—
Translation of Foreign Currency Denominated Amounts	305	(386)	83	19	(6)	(2)

Net Increase (Decrease) in Net Assets Resulting from Operations	490,800	(1,128,227)	326,803	124,058	(299,650)	(4,939)

Transactions in Interest:
Contributions	118,904	131,960	103,548	37,000	341,843	222,468
Withdrawals	(90,397)	(148,270)*	(49,423)	(28,750)	(22,849)*	(4,000)

Net Increase (Decrease) from Transactions in Interest	28,507	(16,310)	54,125	8,250	318,994	218,468

Total Increase (Decrease) in Net Assets	519,307	(1,144,537)	380,928	132,308	19,344	213,529
Net Assets
Beginning of Period	1,111,585	2,256,122	1,875,194	232,873	213,529	—

End of Period	$1,630,892	$1,111,585	$2,256,122	$365,181	$232,873	$213,529

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Emerging Markets Series			The Emerging Markets Small Cap Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$43,700	$82,436	$76,347	$20,144	$33,406	$23,921
Net Realized Gain (Loss) on:
Investment Securities Sold	40,421	(59,927)	143,019	(13,070)	(9,181)	107,316
Futures	(2,920)	(361)	—	(181)	(439)	—
Foreign Currency Transactions	(24)	(1,036)	(111)	(182)	(1,324)	(336)
In-Kind Redemptions	17,805 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	642,058	(1,612,126)	859,017	535,144	(796,299)	279,364
Futures	(32)	32	—	(10)	10	—
Translation of Foreign Currency Denominated Amounts	210	(139)	(27)	185	(182)	76
Change in Deferred Thailand Capital Gains Tax	(1,366)	2,797	(884)	(786)	1,377	(450)

Net Increase (Decrease) in Net Assets Resulting from Operations	739,852	(1,588,324)	1,077,361	541,244	(772,632)	409,891

Transactions in Interest:
Contributions	162,102	197,789	481,891	168,060	137,703	360,040
Withdrawals	(417,162)*	(692,731)	(266,433)	(107,710)	(324,263)	(147,889)

Net Increase (Decrease) from Transactions in Interest	(255,060)	(494,942)	215,458	60,350	(186,560)	212,151

Total Increase (Decrease) in Net Assets	484,792	(2,083,266)	1,292,819	601,594	(959,192)	622,042
Net Assets
Beginning of Period	1,624,524	3,707,790	2,414,971	566,379	1,525,571	903,529

End of Period	$2,109,316	$1,624,524	$3,707,790	$1,167,973	$566,379	$1,525,571

*	See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	10.17%	(33.10	)%(C)	7.77%	14.25%	8.51%	12.77%

Net Assets, End of Period (thousands)	$3,505,451	$3,273,652		$4,506,349	$4,952,980	$4,238,712	$3,493,919
Ratio of Expenses to Average Net Assets	0.06%	0.04	%(B)	0.04%	0.04%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.57%	2.16	%(B)	1.96%	1.95%	1.87%	1.99%
Portfolio Turnover Rate	10%	6	%(C)	13%*	4%	6%	2%

	The U.S. Large Cap Value Series†

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%

Net Assets, End of Period (thousands)	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587	$3,919,913
Ratio of Expenses to Average Net Assets	0.13%	0.11	%(B)	0.11%	0.12%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.42%	1.97	%(B)	1.44%	1.68%	1.56%	1.41%
Portfolio Turnover Rate	29%	19	%(C)	9%	13%	9%	7%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

* Excluding security sales due to the In-Kind Redemptions the portfolio turnover rate would have been 5%. See Note K in the Notes to Financial Statements.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The DFA International Value Series†

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%

Net Assets, End of Period (thousands)	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698	$2,804,043
Ratio of Expenses to Average Net Assets	0.24%	0.23	%(B)	0.23%	0.23%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.22%	4.15	%(B)	3.04%	3.29%	2.71%	2.35%
Portfolio Turnover Rate	18%	16	%(C)	16%	8%	10%	15%

	The Japanese Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	22.69%	(26.87	)%(C)	(1.16)%	(2.28)%	31.03%	32.73%

Net Assets, End of Period (thousands)	$1,183,036	$1,062,964		$1,504,821	$1,385,722	$1,151,429	$605,132
Ratio of Expenses to Average Net Assets	0.15%	0.13	%(B)	0.13%	0.14%	0.22%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.15%	2.64	%(B)	1.94%	1.68%	1.51%	1.45%
Portfolio Turnover Rate	7%	10	%(C)	9%	9%	6%	5%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Asia Pacific Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	84.98%	(57.75	)%(C)	47.23%	38.26%	9.30%	27.40%

Net Assets, End of Period (thousands)	$680,997	$441,237		$1,205,154	$749,627	$395,923	$282,999
Ratio of Expenses to Average Net Assets	0.18%	0.15	%(B)	0.15%	0.17%	0.27%	0.32%
Ratio of Net Investment Income to Average Net Assets	4.00%	4.33	%(B)	3.58%	4.19%	4.33%	3.82%
Portfolio Turnover Rate	23%	20	%(C)	25%	14%	10%	11%

	The United Kingdom Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	43.51%	(50.77	)%(C)	2.42%	44.80%	12.88%	29.68%

Net Assets, End of Period (thousands)	$770,472	$555,390		$1,158,580	$1,117,826	$643,038	$377,763
Ratio of Expenses to Average Net Assets	0.14%	0.12	%(B)	0.12%	0.13%	0.22%	0.27%
Ratio of Net Investment Income to Average Net Assets	4.02%	3.79	%(B)	2.72%	2.70%	3.19%	2.70%
Portfolio Turnover Rate	10%	25	%(C)	12%	8%	12%	7%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Continental Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	43.78%	(49.66	)%(C)	17.49%	47.10%	18.97%	36.57%

Net Assets, End of Period (thousands)	$1,630,892	$1,111,585		$2,256,122	$1,875,194	$981,938	$654,644
Ratio of Expenses to Average Net Assets	0.16%	0.14	%(B)	0.14%	0.15%	0.24%	0.26%
Ratio of Net Investment Income to Average Net Assets	2.93%	3.49	%(B)	2.16%	2.27%	2.16%	2.09%
Portfolio Turnover Rate	7%	18	%(C)	12%	7%	18%	9%

	The Canadian Small Company Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Period April 2, 2007(a) to Nov. 30, 2007

Total Return	61.67%	(56.44	)%(C)	10.20	%(C)

Net Assets, End of Period (thousands)	$365,181	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.17%	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.37%	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	23%	21	%(C)	6	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Emerging Markets Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	53.99%	(48.15	)%(C)	42.62%	31.87%	31.23%	35.47%

Net Assets, End of Period (thousands)	$2,109,316	$1,624,524		$3,707,790	$2,414,971	$1,852,565	$1,160,262
Ratio of Expenses to Average Net Assets	0.20%	0.18	%(B)	0.19%	0.20%	0.27%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.57%	3.00	%(B)	2.52%	2.54%	3.70%	2.63%
Portfolio Turnover Rate	14%	19	%(C)	7%	11%	9%	2%

	The Emerging Markets Small Cap Series

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	92.08%	(56.84	)%(C)	43.32%	40.55%	24.85%	35.22%

Net Assets, End of Period (thousands)	$1,167,973	$566,379		$1,525,571	$903,529	$545,271	$237,865
Ratio of Expenses to Average Net Assets	0.33%	0.30	%(B)	0.31%	0.34%	0.49%	0.52%
Ratio of Net Investment Income to Average Net Assets	2.52%	3.07	%(B)	1.94%	2.39%	2.70%	1.93%
Portfolio Turnover Rate	13%	19	%(C)	16%	18%	8%	11%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which ten are included in this section of the report (collectively, the “Series”), and two are presented in separate reports.

Domestic Equity Portfolios	International Equity Portfolios
The U.S. Large Company Series	The DFA International Value Series
The U.S. Large Cap Value Series	The Japanese Small Company Series
The Asia Pacific Small Company Series
The United Kingdom Small Company Series
The Continental Small Company Series
The Canadian Small Company Series
The Emerging Markets Series
The Emerging Markets Small Cap Series

Effective December 31, 2008 and November 1, 2008, The U.S. Large Cap Value Series and The DFA International Value Series, respectively, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•    Level 1 – quoted prices in active markets for identical securities

•    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These Series are also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Trust. For year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Company Series	0.025%
The U.S. Large Cap Value Series	0.10%
The DFA International Value Series	0.20%
The Japanese Small Company Series	0.10%

The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%
The Emerging Markets Series	0.10%
The Emerging Markets Small Cap Series	0.20%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Company Series	$87
The U.S. Large Cap Value Series	183
The DFA International Value Series	143
The Japanese Small Company Series	31
The Asia Pacific Small Company Series	14
The United Kingdom Small Company Series	17
The Continental Small Company Series	35
The Canadian Small Company Series	7
The Emerging Markets Series	48
The Emerging Markets Small Cap Series	23

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Company Series	$324,298	$294,824
The U.S. Large Cap Value Series	1,964,487	1,887,094
The DFA International Value Series	1,071,984	935,775
The Japanese Small Company Series	76,298	144,852
The Asia Pacific Small Company Series	111,607	164,466
The United Kingdom Small Company Series	101,735	57,562
The Continental Small Company Series	199,144	90,144
The Canadian Small Company Series	65,303	57,297
The Emerging Markets Series	230,547	367,789
The Emerging Markets Small Cap Series	206,567	105,446

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

Some of the Series’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2009, the following Series had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2009, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
The Japanese Small Company Series	$ 801	—
The Asia Pacific Small Company Series	241	$385
The United Kingdom Small Company Series	2,879	256
The Continental Small Company Series	6,098	—
The Emerging Markets Small Cap Series	476	—

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Company Series	$3,858,145	$789,949	$(876,863)	$(86,914)
The U.S. Large Cap Value Series	6,877,391	1,296,505	(135,135)	1,161,370
The DFA International Value Series	5,830,471	1,458,762	(63,077)	1,395,685
The Japanese Small Company Series	1,561,973	122,281	(338,956)	(216,675)
The Asia Pacific Small Company Series	752,488	164,965	(101,664)	63,301
The United Kingdom Small Company Series	856,216	134,083	(196,940)	(62,857)
The Continental Small Company Series	1,674,575	418,155	(258,298)	159,857
The Canadian Small Company Series	558,453	22,376	(148,256)	(125,880)
The Emerging Markets Series	1,299,053	1,057,665	(24,146)	1,033,519
The Emerging Markets Small Cap Series	969,640	402,071	(110,046)	292,025

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For

Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2. Foreign Markets Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Master Funds may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3. Futures Contracts: The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2009, the following Series had the following outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
The U.S. Large Company Series	S&P 500 ®Index	12/18/2009	118*	$30,474	$141	$2,655

*During the year ended October 31, 2009, the Series had limited activity in futures transactions.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

The following is a summary of the Series’ location and value of derivative instrument holdings on the Series’ Statements of Assets and Liabilities categorized by primary risk exposure as of October 31, 2009 (amounts in thousands):

Asset Derivatives Value
	Location on the Statements of Assets and Liabilities	Equity Contracts
The U.S. Large Company Series	Payables: Futures Margin Variation	$141*

*	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Series’ Statements of Operations of realized and change in unrealized gains and losses from the Series’ derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the location of realized and change in unrealized gains and losses on the Series’ Statements of Operations for the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Company Series	$20,268
The U.S. Large Cap Value Series*	7,204
The DFA International Value Series*	(1,125)
The Japanese Small Company Series*	1,131
The Asia Pacific Small Company Series*	(432)
The United Kingdom Small Company Series*	(534)
The Continental Small Company Series*	(476)
The Canadian Small Company Series*	(322)
The Emerging Markets Series*	(2,920)
The Emerging Markets Small Cap Series*	(181)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Company Series	$(2,236)
The U.S. Large Cap Value Series*	(29)
The Asia Pacific Small Company Series*	(3)
The United Kingdom Small Company Series*	(1)
The Continental Small Company Series*	(9)
The Emerging Markets Series*	(32)
The Emerging Markets Small Cap Series*	(10)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

H. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Company Series	2.48%	$ 8,245	10	$6	$14,732
The U.S. Large Cap Value Series	1.90%	11,126	5	3	31,000

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.95%	$8,517	11	$ 2	$18,062
The Japanese Small Company Series	0.94%	1,248	13	—	10,042
The Asia Pacific Small Company Series	0.92%	601	32	—	2,864
The United Kingdom Small Company Series	0.93%	940	10	—	2,977
The Continental Small Company Series	0.95%	695	13	—	1,624
The Emerging Markets Series	0.91%	3,365	87	7	13,587
The Emerging Markets Small Cap Series	0.92%	1,891	30	1	6,555

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

I. Securities Lending:

As of October 31, 2009, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the year ended October 31, 2009, The Emerging Markets Series realized net gains of $17,805 (in thousands) of in-kind redemptions.

During the period December 1, 2007 to October 31, 2008, the following Series realized net gains (losses) of in-kind redemptions (amounts in thousands):

The U.S. Large Company Series	$24,362
The U.S. Large Cap Value Series	52,271
The DFA International Value Series	103,024
The Japanese Small Company Series	1,625
The Asia Pacific Small Company Series	4,018
The United Kingdom Small Company Series	6,873
The Continental Small Company Series	16,564
The Canadian Small Company Series	(2,616)

During the year ended November 30, 2007, The U.S. Large Company Series distributed securities in lieu of cash for shareholder redemptions. The value of the redemption was $1,099,445 (in thousands) which resulted in a realized gain of $529,199 (in thousands) to the Series.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company.:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series, The U.S. Large Cap Value Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians, brokers, and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*
1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

* Results are for all Series within DFAITC

The U.S. Large Company Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	98,665,686	84.14%	3,106,492	2.65%	15,494,433	13.21%	84.14%	2.65%	13.21%
5b	Making Loans	98,733,300	84.20%	3,052,305	2.60%	15,481,007	13.20%	84.20%	2.60%	13.20%
5c	Investments in Real Estate	100,125,217	85.38%	1,637,239	1.40%	15,504,156	13.22%	85.38%	1.40%	13.22%
5d	Investments in Commodities	98,776,384	84.23%	2,997,328	2.56%	15,492,899	13.21%	84.23%	2.56%	13.21%
5e	Diversification of Investments	99,185,648	84.58%	2,614,284	2.23%	15,466,679	13.19%	84.58%	2.23%	13.19%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	98,359,523	83.88%	3,372,501	2.88%	15,534,587	13.25%	83.88%	2.88%	13.25%
6b	Purchasing Securities on Margin	98,444,356	83.95%	3,290,886	2.81%	15,531,369	13.24%	83.95%	2.81%	13.24%
6c	Investing in Restricted or Illiquid Securities	98,296,531	83.82%	3,028,611	2.58%	15,941,469	13.59%	83.82%	2.58%	13.59%
6d	Investing for the Purpose of Exercising Control	98,535,100	84.03%	2,726,201	2.32%	16,005,309	13.65%	84.03%	2.32%	13.65%
6e	Investing in Other Investment Companies	98,532,657	84.02%	2,740,349	2.34%	15,993,605	13.64%	84.02%	2.34%	13.64%
6f	Management Ownership of Securities of an Issuer	98,694,385	84.16%	2,533,976	2.16%	16,038,250	13.68%	84.16%	2.16%	13.68%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	98,853,168	84.30%	2,461,685	2.10%	15,951,758	13.60%	84.30%	2.10%	13.60%
6h	Investing in Securities of Unseasoned Issuers	98,385,119	83.90%	2,882,682	2.46%	15,998,811	13.64%	83.90%	2.46%	13.64%
6i	Investing in Warrants	98,619,865	84.10%	2,598,182	2.22%	16,048,564	13.69%	84.10%	2.22%	13.69%
6j	Writing or Acquiring Options	98,646,590	84.12%	2,632,309	2.24%	15,987,712	13.63%	84.12%	2.24%	13.63%

The U.S. Large Cap Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	450,089,477	90.34%	13,835,372	2.78%	34,296,468	6.88%	90.12%	2.77%	6.87%
5b	Making Loans	446,508,610	89.62%	17,323,887	3.48%	34,388,819	6.90%	89.41%	3.47%	6.89%
5c	Investments in Real Estate	449,117,076	90.14%	14,867,126	2.98%	34,237,115	6.87%	89.93%	2.98%	6.86%
5d	Investments in Commodities	445,240,298	89.37%	18,945,498	3.80%	34,035,520	6.83%	89.15%	3.79%	6.82%
5e	Diversification of Investments	450,429,968	90.41%	13,968,473	2.80%	33,822,876	6.79%	90.19%	2.80%	6.77%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	442,477,364	88.81%	21,095,580	4.23%	34,648,372	6.95%	88.60%	4.22%	6.94%
6b	Purchasing Securities on Margin	442,025,675	88.72%	21,654,237	4.35%	34,541,405	6.93%	88.51%	4.34%	6.92%
6c	Investing in Restricted or Illiquid Securities	441,905,416	88.70%	21,661,567	4.35%	34,654,334	6.96%	88.48%	4.34%	6.94%
6d	Investing for the Purpose of Exercising Control	446,950,234	89.71%	16,844,128	3.38%	34,426,955	6.91%	89.49%	3.37%	6.89%
6e	Investing in Other Investment Companies	446,376,678	89.59%	17,480,520	3.51%	34,364,119	6.90%	89.38%	3.50%	6.88%
6f	Management Ownership of Securities of an Issuer	446,904,545	89.70%	16,712,196	3.35%	34,604,577	6.95%	89.49%	3.35%	6.93%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	445,817,286	89.48%	18,271,331	3.67%	34,132,700	6.85%	89.27%	3.66%	6.83%
6h	Investing in Securities of Unseasoned Issuers	445,230,922	89.36%	18,304,705	3.67%	34,685,690	6.96%	89.15%	3.67%	6.95%
6i	Investing in Warrants	446,950,388	89.71%	16,531,063	3.32%	34,739,866	6.97%	89.49%	3.31%	6.96%
6j	Writing or Acquiring Options	446,696,672	89.66%	16,985,456	3.41%	34,539,189	6.93%	89.44%	3.40%	6.92%

The DFA International Value Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	349,117,663	88.20%	30,044,848	7.59%	16,661,166	4.21%	86.14%	7.41%	4.11%
5b	Making Loans	348,947,065	88.16%	29,971,477	7.57%	16,905,135	4.27%	86.10%	7.40%	4.17%
5c	Investments in Real Estate	351,165,048	88.72%	28,070,820	7.09%	16,587,809	4.19%	86.65%	6.93%	4.09%
5d	Investments in Commodities	347,839,401	87.88%	31,372,412	7.93%	16,611,864	4.20%	85.82%	7.74%	4.10%
5e	Diversification of Investments	351,038,355	88.69%	28,302,302	7.15%	16,483,020	4.16%	86.61%	6.98%	4.07%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	346,783,275	87.61%	32,195,687	8.13%	16,844,715	4.26%	85.56%	7.94%	4.16%
6b	Purchasing Securities on Margin	346,279,680	87.48%	32,728,442	8.27%	16,815,555	4.25%	85.44%	8.08%	4.15%
6c	Investing in Restricted or Illiquid Securities	346,650,940	87.58%	32,506,501	8.21%	16,666,236	4.21%	85.53%	8.02%	4.11%
6d	Investing for the Purpose of Exercising Control	349,242,494	88.23%	29,958,913	7.57%	16,621,270	4.20%	86.17%	7.39%	4.10%
6e	Investing in Other Investment Companies	349,373,590	88.26%	29,787,506	7.53%	16,662,582	4.21%	86.20%	7.35%	4.11%
6f	Management Ownership of Securities of an Issuer	349,991,995	88.42%	28,988,874	7.32%	16,842,809	4.26%	86.36%	7.15%	4.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	348,999,679	88.17%	30,314,009	7.66%	16,509,990	4.17%	86.11%	7.48%	4.07%
6h	Investing in Securities of Unseasoned Issuers	349,376,398	88.27%	29,792,320	7.53%	16,653,959	4.21%	86.20%	7.35%	4.11%
6i	Investing in Warrants	349,983,930	88.42%	29,092,914	7.35%	16,745,833	4.23%	86.35%	7.18%	4.13%
6j	Writing or Acquiring Options	349,310,900	88.25%	29,764,139	7.52%	16,747,638	4.23%	86.19%	7.34%	4.13%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	355,560,358	89.83%	17,051,279	4.31%	23,212,041	5.86%	87.73%	4.21%	5.73%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	355,594,969	89.84%	16,996,602	4.29%	23,232,105	5.87%	87.74%	4.19%	5.73%

The Japanese Small Company Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
5b	Making Loans	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
5c	Investments in Real Estate	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
5d	Investments in Commodities	146,646,464	99.96%	40,512	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
5e	Diversification of Investments	146,646,464	99.96%	40,512	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	146,642,769	99.96%	44,210	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
6b	Purchasing Securities on Margin	146,644,420	99.96%	42,557	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6c	Investing in Restricted or Illiquid Securities	146,642,296	99.96%	44,683	0.03%	19,310	0.01%	99.96%	0.03%	0.01%
6d	Investing for the Purpose of Exercising Control	146,350,730	99.76%	336,246	0.23%	19,313	0.01%	99.76%	0.23%	0.01%
6e	Investing in Other Investment Companies	146,644,420	99.96%	42,557	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6f	Management Ownership of Securities of an Issuer	146,644,420	99.96%	42,557	0.03%	19,313	0.01%	99.96%	0.03%	0.01%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	146,660,306	99.97%	26,673	0.02%	19,310	0.01%	99.97%	0.02%	0.01%
6h	Investing in Securities of Unseasoned Issuers	146,370,392	99.77%	316,585	0.22%	19,313	0.01%	99.77%	0.22%	0.01%
6i	Investing in Warrants	146,660,780	99.97%	26,199	0.02%	19,310	0.01%	99.97%	0.02%	0.01%
6j	Writing or Acquiring Options	146,368,741	99.77%	318,236	0.22%	19,313	0.01%	99.77%	0.22%	0.01%

The Asia Pacific Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	27,034,666	99.48%	101,817	0.37%	39,663	0.15%	99.48%	0.37%	0.15%
5b	Making Loans	27,031,355	99.47%	101,817	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
5c	Investments in Real Estate	27,032,309	99.47%	100,863	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
5d	Investments in Commodities	27,031,355	99.47%	101,817	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
5e	Diversification of Investments	27,031,355	99.47%	101,817	0.37%	42,973	0.16%	99.47%	0.37%	0.16%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	27,030,130	99.46%	101,817	0.37%	44,198	0.16%	99.46%	0.37%	0.16%
6b	Purchasing Securities on Margin	27,029,461	99.46%	102,444	0.38%	44,240	0.16%	99.46%	0.38%	0.16%
6c	Investing in Restricted or Illiquid Securities	27,030,088	99.46%	101,817	0.37%	44,240	0.16%	99.46%	0.37%	0.16%
6d	Investing for the Purpose of Exercising Control	26,910,498	99.02%	221,407	0.81%	44,240	0.16%	99.02%	0.81%	0.16%
6e	Investing in Other Investment Companies	27,029,461	99.46%	102,444	0.38%	44,240	0.16%	99.46%	0.38%	0.16%
6f	Management Ownership of Securities of an Issuer	27,030,088	99.46%	101,817	0.37%	44,240	0.16%	99.46%	0.37%	0.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	27,030,130	99.46%	101,817	0.37%	44,198	0.16%	99.46%	0.37%	0.16%
6h	Investing in Securities of Unseasoned Issuers	26,910,498	99.02%	221,407	0.81%	44,240	0.16%	99.02%	0.81%	0.16%
6i	Investing in Warrants	27,029,461	99.46%	102,444	0.38%	44,240	0.16%	99.46%	0.38%	0.16%
6j	Writing or Acquiring Options	26,909,871	99.02%	222,034	0.82%	44,240	0.16%	99.02%	0.82%	0.16%

The United Kingdom Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
5b	Making Loans	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
5c	Investments in Real Estate	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5d	Investments in Commodities	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
5e	Diversification of Investments	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6b	Purchasing Securities on Margin	27,789,450	99.98%	2,434	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6c	Investing in Restricted or Illiquid Securities	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6d	Investing for the Purpose of Exercising Control	27,741,238	99.81%	50,646	0.18%	3,028	0.01%	99.81%	0.18%	0.01%
6e	Investing in Other Investment Companies	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6f	Management Ownership of Securities of an Issuer	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	27,789,656	99.98%	2,228	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6h	Investing in Securities of Unseasoned Issuers	27,741,238	99.81%	50,646	0.18%	3,028	0.01%	99.81%	0.18%	0.01%
6i	Investing in Warrants	27,789,450	99.98%	2,434	0.01%	3,028	0.01%	99.98%	0.01%	0.01%
6j	Writing or Acquiring Options	27,741,032	99.81%	50,853	0.18%	3,028	0.01%	99.81%	0.18%	0.01%
The Continental Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	38,121,496	99.90%	19,389	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
5b	Making Loans	38,121,654	99.90%	19,230	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
5c	Investments in Real Estate	38,121,826	99.91%	19,059	0.05%	17,169	0.04%	99.91%	0.05%	0.04%
5d	Investments in Commodities	38,121,654	99.90%	19,230	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
5e	Diversification of Investments	38,128,283	99.92%	12,602	0.03%	17,169	0.04%	99.92%	0.03%	0.04%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	38,121,654	99.90%	19,230	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6b	Purchasing Securities on Margin	38,121,496	99.90%	19,389	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6c	Investing in Restricted or Illiquid Securities	38,121,348	99.90%	19,536	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6d	Investing for the Purpose of Exercising Control	38,076,201	99.79%	64,684	0.17%	17,169	0.04%	99.79%	0.17%	0.04%
6e	Investing in Other Investment Companies	38,121,187	99.90%	19,697	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6f	Management Ownership of Securities of an Issuer	38,121,346	99.90%	19,539	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	38,121,826	99.91%	19,059	0.05%	17,169	0.04%	99.91%	0.05%	0.04%
6h	Investing in Securities of Unseasoned Issuers	38,076,201	99.79%	64,684	0.17%	17,169	0.04%	99.79%	0.17%	0.04%
6i	Investing in Warrants	38,120,643	99.90%	20,241	0.05%	17,169	0.04%	99.90%	0.05%	0.04%
6j	Writing or Acquiring Options	38,076,042	99.79%	64,842	0.17%	17,169	0.04%	99.79%	0.17%	0.04%
The Canadian Small Company Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5b	Making Loans	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5c	Investments in Real Estate	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5d	Investments in Commodities	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5e	Diversification of Investments	43,055,683	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%

The Emerging Markets Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	52,121,556	93.84%	1,664,956	3.00%	1,757,089	3.16%	87.03%	2.78%	2.93%
5b	Making Loans	52,099,490	93.80%	1,648,888	2.97%	1,795,223	3.23%	86.99%	2.75%	3.00%
5c	Investments in Real Estate	52,397,882	94.34%	1,398,009	2.52%	1,747,709	3.15%	87.49%	2.33%	2.92%
5d	Investments in Commodities	52,040,226	93.69%	1,748,233	3.15%	1,755,143	3.16%	86.89%	2.92%	2.93%
5e	Diversification of Investments	52,611,281	94.72%	1,181,063	2.13%	1,751,257	3.15%	87.85%	1.97%	2.92%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	51,861,192	93.37%	1,894,995	3.41%	1,787,414	3.22%	86.60%	3.16%	2.98%
6b	Purchasing Securities on Margin	51,912,008	93.46%	1,862,926	3.35%	1,768,666	3.18%	86.68%	3.11%	2.95%
6c	Investing in Restricted or Illiquid Securities	51,782,840	93.23%	1,972,942	3.55%	1,787,818	3.22%	86.47%	3.29%	2.99%
6d	Investing for the Purpose of Exercising Control	52,148,416	93.89%	1,633,661	2.94%	1,761,524	3.17%	87.08%	2.73%	2.94%
6e	Investing in Other Investment Companies	52,226,140	94.03%	1,552,404	2.79%	1,765,057	3.18%	87.21%	2.59%	2.95%
6f	Management Ownership of Securities of an Issuer	52,340,283	94.23%	1,414,052	2.55%	1,789,266	3.22%	87.40%	2.36%	2.99%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	49,027,368	88.27%	4,764,525	8.58%	1,751,708	3.15%	81.86%	7.96%	2.92%
6h	Investing in Securities of Unseasoned Issuers	52,200,460	93.98%	1,550,569	2.79%	1,792,572	3.23%	87.16%	2.59%	2.99%
6i	Investing in Warrants	52,426,418	94.39%	1,350,164	2.43%	1,767,018	3.18%	87.54%	2.25%	2.95%
6j	Writing or Acquiring Options	52,093,118	93.79%	1,682,479	3.03%	1,768,004	3.18%	86.98%	2.81%	2.95%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	52,843,359	95.14%	879,647	1.58%	1,820,595	3.28%	88.24%	1.47%	3.04%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	52,852,461	95.15%	862,958	1.55%	1,828,182	3.29%	88.25%	1.44%	3.05%
The Emerging Markets Small Cap Series
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	28,003,797	96.84%	486,844	1.68%	426,138	1.47%	96.84%	1.68%	1.47%
5b	Making Loans	27,099,770	93.72%	1,364,563	4.72%	452,447	1.56%	93.72%	4.72%	1.56%
5c	Investments in Real Estate	27,992,430	96.80%	499,696	1.73%	424,654	1.47%	96.80%	1.73%	1.47%
5d	Investments in Commodities	27,913,853	96.53%	577,490	2.00%	425,436	1.47%	96.53%	2.00%	1.47%
5e	Diversification of Investments	28,035,370	96.95%	422,105	1.46%	459,304	1.59%	96.95%	1.46%	1.59%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	26,983,015	93.31%	1,471,880	5.09%	461,884	1.60%	93.31%	5.09%	1.60%
6b	Purchasing Securities on Margin	27,848,848	96.31%	604,830	2.09%	463,101	1.60%	96.31%	2.09%	1.60%
6d	Investing for the Purpose of Exercising Control	27,959,095	96.69%	492,373	1.70%	465,311	1.61%	96.69%	1.70%	1.61%
6e	Investing in Other Investment Companies	27,939,843	96.62%	515,813	1.78%	461,123	1.59%	96.62%	1.78%	1.59%
6f	Management Ownership of Securities of an Issuer	28,014,739	96.88%	431,977	1.49%	470,062	1.63%	96.88%	1.49%	1.63%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	27,936,946	96.61%	518,946	1.79%	460,887	1.59%	96.61%	1.79%	1.59%
6h	Investing in Securities of Unseasoned Issuers	27,999,589	96.83%	447,127	1.55%	470,063	1.63%	96.83%	1.55%	1.63%
6i	Investing in Warrants	28,022,853	96.91%	428,573	1.48%	465,354	1.61%	96.91%	1.48%	1.61%
6j	Writing or Acquiring Options	28,028,907	96.93%	425,938	1.47%	461,934	1.60%	96.93%	1.47%	1.60%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	28,096,987	97.16%	355,522	1.23%	464,270	1.61%	97.16%	1.23%	1.61%

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	28,096,987	97.16%	355,522	1.23%	464,270	1.61%	97.16%	1.23%	1.61%

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief

Executive Officer and

President of DFAIDG, DIG

and DEM. Chairman,

Trustee, Chief Executive

Officer, Chief Investment

Officer and President of

DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment

Officer and Vice President

of DFAIDG, DIG and

DEM.

Trustee, Chief Investment

Officer and Vice President

of DFAITC

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies

Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).
[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, each Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short-Term Capital Gain(7)
U.S. Large Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Enhanced U.S. Large Company Portfolio	91%	9%	—	—	—	100%	—	—	1%	—	—	100%	100%
U.S. Large Cap Value Portfolio	95%	5%	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Targeted Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Small Cap Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 1 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Vector Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
T.A. U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
U.S. Micro Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Large Cap International Portfolio	100%	—	—	—	—	100%	100%	100%	—	8%	124%	100%	100%
International Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	1%	7%	113%	100%	100%
T.A. World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	8%	137%	100%	100%
International Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	7%	119%	100%	100%
Japanese Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	6%	85%	100%	100%
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	2%	101%	100%	100%
United Kingdom Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
Continental Small Company Portfolio	100%	—	—	—	—	100%	100%	100%	—	12%	124%	100%	100%
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	15%	290%	100%	100%
DFA Global Real Estate Securities Portfolio	100%	—	—	—	—	100%	100%	100%	—	—	—	100%	100%
DFA International Small Cap Value Portfolio	81%	—	19%	—	—	100%	100%	100%	—	8%	142%	100%	100%
International Vector Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	9%	140%	100%	100%
Emerging Markets Portfolio	59%	1%	40%	—	—	100%	100%	100%	—	8%	123%	100%	100%
Emerging Markets Small Cap Portfolio	100%	—	—	—	—	100%	100%	100%	—	10%	130%	100%	100%
Emerging Markets Core Equity Portfolio	100%	—	—	—	—	100%	100%	100%	—	9%	167%	100%	100%
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	1%	—	—	100%	100%
DFA Two-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	2%	—	—	100%	100%
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	—	—	—	—	—	—	—	—	—	—	—
DFA Five-Year Government Portfolio	100%	—	—	—	—	100%	—	—	100%	—	—	100%	100%
DFA Five-Year Global Fixed Income Portfolio	100%	—	—	—	—	100%	—	—	23%	—	—	100%	100%
DFA Intermediate Government Fixed Income Portfolio	89%	—	11%	—	—	100%	—	—	100%	—	—	100%	100%
DFA Short-Term Extended Quality Portfolio	100%	—	—	—	—	100%	—	—	—	—	—	100%	100%
DFA Inflation-Protected Securities Portfolio	90%	1%	9%	—	—	100%	—	—	34%	—	—	100%	100%
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	100%	100%
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%	—	—	—	—	—	100%	100%
Dimensional Investment Group Inc.
DFA International Value Portfolio	100%	—	—	—	—	100%	100%	100%	—	7%	114%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were satisfied for DFA Five-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Inflation-Protected Securities Portfolio to permit exemption of these amounts from state income for these funds.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of ordinary income (i.e., the sum of short-term capital gain and net investment income) distributions made during the period.

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statements of Assets and Liabilities/Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
§	Affiliated Fund.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules
—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

LWAS/DFA U.S. High Book to Market Portfolio vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

LWAS/DFA Two-Year Fixed Income Portfolio vs.

BofA Merrill Lynch US Corporate and Government Index 1-3 Years

October 31, 1999-October 31, 2009

LWAS/DFA Two-Year Government Portfolio vs.

BofA Merrill Lynch US Government Bond Index 1-3 Years

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index(small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

3

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

Domestic Equity Portfolio Performance Overview

LWAS/DFA U.S. High Book to Market Portfolio

The LWAS/DFA U.S. High Book to Market Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund about 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.61% for the Portfolio and 4.78% for the Russell 1000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Master Fund’s greater exposure to stocks with more pronounced value characteristics and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Portfolio and Index also contributed to the outperformance. The Master Fund’s larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Portfolio also benefited from composition differences among the Master Fund’s basket of financial stocks, which added approximately 3.6% to relative performance.

Fixed Income Market Review	12 Months Ended October 31, 2009

U.S. and international credit markets experienced high levels of volatility in the fiscal year ended October 31, 2009. Investor appetite for credit risk returned as the year progressed, and credit spreads narrowed significantly. Over the course of the year the U.S. Federal Reserve lowered the target rate for federal funds from 1.00% on October 31, 2008 to between 0% and 0.25% by October 31, 2009, and continued to add liquidity into the financial system through various loan programs and capital injections into financial institutions. Central banks around the world took similar actions to loosen credit markets. The three-month London Interbank Offered Rate (LIBOR), a widely-used benchmark of short-term interest rates, fell 275 basis points during the 12 months ended October 31, 2009, while the yield on ten-year U.S. Treasury notes declined 57 basis points. The yield curve remained upwardly sloped throughout the year.

	10/31/09	10/31/08	Change
Three-Month LIBOR (yield)	0.28%	3.03%	-90.76%
Ten-Year U.S. Treasury Notes (yield)	3.38%	3.95%	-14.43%

Source: Bloomberg. “Change” values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. For the 12 months ended October 31, 2009, total returns

4

were 0.32% for three-month U.S. Treasury bills, 6.77% for five-year U.S. Treasury notes, and 5.57% for thirty-year U.S. Treasury bonds.

Fixed Income Portfolio Performance Overview

LWAS/DFA Two-Year Fixed Income Portfolio

The LWAS/DFA Two-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if expected premiums can be documented. Average maturity of the Portfolio increased to 1.47 years on October 31, 2009, from 0.89 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 4.31% for the LWAS/DFA Two-Year Fixed Income Portfolio and 6.35% for the BofA Merrill Lynch U.S. Corporate and Government Index 1-3 Years. Structural differences between the Portfolio and Index were the primary reason for the Portfolio’s relative underperformance. A majority of the Portfolio’s holdings were invested in bonds rated AA or better while the Index had a relatively large allocation to securities rated A or lower. Over the period, lower-rated securities benefited from tightening credit spreads and outperformed higher-rated securities.

LWAS/DFA Two-Year Government Portfolio

The LWAS/DFA Two-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if expected premiums can be documented. Average maturity of the Portfolio increased to 1.47 years on October 31, 2009, from 1.42 years on October 31, 2008.

For the 12 months ended October 31, 2009, total returns were 5.21% for the LWAS/DFA Two-Year Government Portfolio and 3.73% for the BofA Merrill Lynch U.S. Government Bond Index 1-3 Years. Structural differences between the Portfolio and Index were the primary reason for the Portfolio’s relative outperformance. Over the period, all of the Portfolio’s holdings were government agency debt which significantly outperformed Treasury debt during the period of tightening credit spreads.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

EXPENSE TABLES	Six Months Ended October 31, 2009

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
LWAS/DFA U.S. High Book to Market Portfolio**
Actual Fund Return	$1,000.00	$1,241.10	0.37%	$2.09
Hypothetical 5% Annual Return	$1,000.00	$1,023.34	0.37%	$1.89

LWAS/DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,015.00	0.35%	$1.78
Hypothetical 5% Annual Return	$1,000.00	$1,023.44	0.35%	$1.79

LWAS/DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,012.00	0.33%	$1.67
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**	The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
LWAS/DFA U.S. High Book to Market Portfolio	100.0%

FIXED INCOME PORTFOLIOS

LWAS/DFA Two-Year Fixed Income Portfolio
Corporate	11.2%
Government	73.2%
Foreign Corporate	2.8%
Foreign Government	12.1%
Supranational	0.7%

Total	100.0%

LWAS/DFA Two-Year Government Portfolio
Government	100.0%

Total	100.0%

7

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (68.6%)
Federal Farm Credit Bank
3.750%, 12/06/10	$1,400	$1,448,306
5.375%, 07/18/11	2,200	2,366,049
3.875%, 08/25/11	2,300	2,418,744
1.125%, 10/03/11	2,000	1,998,506
Federal Home Loan Bank
4.375%, 10/22/10	400	414,756
1.625%, 01/21/11	4,200	4,255,364
1.375%, 05/16/11	2,900	2,928,165
2.625%, 05/20/11	5,500	5,659,121
3.375%, 06/24/11	4,500	4,676,985
3.625%, 07/01/11	2,800	2,928,699
1.625%, 07/27/11	5,100	5,159,134
3.750%, 09/09/11	3,400	3,578,578
3.625%, 09/16/11	1,800	1,891,744
Federal Home Loan Mortgage Corporation
4.750%, 01/18/11	2,100	2,204,651
3.250%, 02/25/11	2,200	2,270,805
6.000%, 06/15/11	1,000	1,083,118
Federal National Mortgage Association
1.750%, 03/23/11	500	507,210
1.375%, 04/28/11	2,200	2,218,487
6.000%, 05/15/11	3,500	3,774,572
3.375%, 05/19/11	900	936,644

TOTAL AGENCY OBLIGATIONS		52,719,638

BONDS — (26.7%)
Canada Mortgage & Housing Corp.
4.800%, 10/01/10	500	519,496
Citigroup, Inc.
1.250%, 09/22/11	400	401,644
General Electric Capital Corp.
7.375%, 01/19/10	2,100	2,130,771
Goldman Sachs Group, Inc.
1.700%, 03/15/11	2,000	2,028,894
Japan Finance Corp.
2.000%, 06/24/11	2,000	2,031,242
Kreditanstalt fuer Wiederaufbau
4.625%, 01/20/11	1,800	1,879,342
Landwirtschaftliche Rentenbank
4.875%, 02/14/11	400	421,197
Morgan Stanley
2.900%, 12/01/10	2,000	2,046,626

	Face Amount	Value†
	(000)
Nordic Investment Bank
4.875%, 03/15/11	$500	$528,698
Oesterreichische Kontrollbank AG
4.250%, 10/06/10	2,000	2,068,876
Ontario, Province of Canada
3.125%, 09/08/10	400	408,866
Royal Bank of Canada
5.650%, 07/20/11	2,000	2,148,442
State Street Bank & Trust Co.
1.850%, 03/15/11	1,900	1,927,670
Svensk Exportkredit AB
4.000%, 06/15/10	400	408,569
4.500%, 09/27/10	1,500	1,553,474

TOTAL BONDS		20,503,807

U.S. TREASURY OBLIGATIONS — (4.1%)
U.S. Treasury Note
1.000%, 09/30/11	3,100	3,108,717

TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $640,000 FNMA 5.00%, 08/25/18, valued at $500,193) to be repurchased at $492,008	492	492,000

TOTAL INVESTMENTS — (100.0%) (Cost $76,279,263)		$76,824,162

8

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

CONTINUED

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$52,719,638	—	$52,719,638
Bonds	—	20,503,807	—	20,503,807
U.S. Treasury Obligations	—	3,108,717	—	3,108,717
Temporary Cash Investments	—	492,000	—	492,000

TOTAL	—	$76,824,162	—	$76,824,162

See accompanying Notes to Financial Statements.

9

LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (97.2%)
Federal Farm Credit Bank
1.600%, 01/12/11	$17,000	$17,200,957
2.625%, 04/21/11	2,400	2,465,782
5.375%, 07/18/11	9,300	10,001,936
3.875%, 08/25/11	3,100	3,260,047
1.125%, 10/03/11	1,700	1,698,730
3.500%, 10/03/11	1,000	1,046,931
Federal Home Loan Bank
3.625%, 12/17/10	31,100	32,166,388
1.625%, 01/21/11	5,000	5,065,910
4.625%, 02/18/11	2,500	2,628,683
1.625%, 03/16/11	2,500	2,532,905
1.375%, 05/16/11	5,700	5,755,358
2.625%, 05/20/11	6,400	6,585,158
3.375%, 06/24/11	9,800	10,185,434
3.625%, 07/01/11	9,100	9,518,272
1.625%, 07/27/11	7,900	7,991,600
5.375%, 08/19/11	2,000	2,155,110
3.750%, 09/09/11	10,500	11,051,492

TOTAL AGENCY OBLIGATIONS		131,310,693

U.S. TREASURY OBLIGATIONS — (2.2%)
U.S. Treasury Note
1.000%, 09/30/11	3,000	3,008,436

TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $930,000 FHLMC 4.50%, 05/01/23, valued at $789,148) to be repurchased at $776,012	776	776,000

TOTAL INVESTMENTS — (100.0%) (Cost $134,115,168)		$135,095,129

Summary of inputs used to value the Portfolio’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Agency Obligations	—	$131,310,693	—	$131,310,693
U.S. Treasury Obligations	—	3,008,436	—	3,008,436
Temporary Cash Investments	—	776,000	—	776,000

TOTAL	—	$135,095,129	—	$135,095,129

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$65,935
Investment Securities Sold	86
Receivables:
Fund Shares Sold	5
Prepaid Expenses and Other Assets	9

Total Assets	66,035

LIABILITIES:
Payables:
Fund Shares Redeemed	91
Due to Advisor	1
Accrued Expenses and Other Liabilities	16

Total Liabilities	108

NET ASSETS	$65,927

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	6,724,191

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.80

Investment in Affiliated Investment Company at Cost	$55,499

NET ASSETS CONSIST OF:
Paid-In Capital	$71,625
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	155
Accumulated Net Realized Gain (Loss)	(16,289)
Net Unrealized Appreciation (Depreciation)	10,436

NET ASSETS	$65,927

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
ASSETS:
Investments at Value	$76,332	$134,319
Temporary Cash Investments at Value & Cost	492	776
Cash	1	1
Receivables:
Interest	669	1,192
Fund Shares Sold	69	264
Prepaid Expenses and Other Assets	8	8

Total Assets	77,571	136,560

LIABILITIES:
Payables:
Fund Shares Redeemed	148	10
Due to Advisor	10	17
Accrued Expenses and Other Liabilities	15	25

Total Liabilities	173	52

NET ASSETS	$77,398	$136,508

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,718,308	13,519,225

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.03	$10.10

Investments at Cost	$75,787	$133,339

NET ASSETS CONSIST OF:
Paid-In Capital	$77,038	$133,277
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	135	234
Accumulated Net Realized Gain (Loss)	(320)	2,017
Net Unrealized Appreciation (Depreciation)	545	980

NET ASSETS	$77,398	$136,508

(1) NUMBER OF SHARES AUTHORIZED	300,000,000	300,000,000

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio*	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Investment Income
Dividends	$ 1,403	—	—
Interest	2	$1,677	$2,669
Income from Securities Lending	121	—	—
Expenses Allocated from Affiliated Investment Company	(77)	—	—

Total Investment Income	1,449	1,677	2,669

Expenses
Investment Advisory Services Fees	—	112	193
Administrative Services Fees	6	—	—
Accounting & Transfer Agent Fees	14	30	37
Shareholder Servicing Fees	89	59	103
Filing Fees	23	16	17
Shareholders’ Reports	11	13	21
Directors’/Trustees’ Fees & Expenses	1	2	3
Custodian Fees	—	2	2
Professional Fees	2	4	8
Other	1	13	19

Total Expenses	147	251	403

Net Investment Income (Loss)	1,302	1,426	2,266

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(3,229)	823	2,856
Change in Unrealized Appreciation (Depreciation) of Investment Securities	8,041	967	1,507

Net Realized and Unrealized Gain (Loss)	4,812	1,790	4,363

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 6,114	$3,216	$6,629

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio			LWAS/DFA Two-Year Fixed Income Portfolio			LWAS/DFA Two-Year Government Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,302	$1,631	$1,551	$1,426	$2,567	$4,543	$2,266	$3,089	$4,053
Net Realized Gain (Loss) on Investment Securities Sold	(3,229)	— †	6,681 †	823	(14)	(2)	2,856	(22)	(1)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	8,041	(42,930)†	(8,701)†	967	(360)	(24)	1,507	(560)	97

Net Increase (Decrease) in Net Assets Resulting from Operations	6,114	(41,299)	(469)	3,216	2,193	4,517	6,629	2,507	4,149

Distributions From:
Net Investment Income	(1,505)	(1,652)	(1,533)	(1,709)	(3,304)	(4,369)	(2,630)	(3,616)	(3,767)
Net Short-Term Gains	—	(16)	(506)	—	—	—	—	—	—
Net Long-Term Gains	—	(6,421)	(3,294)	—	—	—	—	—	—

Total Distributions	(1,505)	(8,089)	(5,333)	(1,709)	(3,304)	(4,369)	(2,630)	(3,616)	(3,767)

Capital Share Transactions (1):
Shares Issued	9,566	12,180	11,690	23,629	9,071	18,206	59,636	51,236	50,978
Shares Issued in Lieu of Cash Distributions	1,340	6,808	4,529	1,518	2,785	3,631	1,747	2,696	3,311
Shares Redeemed	(18,050)	(20,971)	(15,567)	(33,321)	(23,122)	(11,625)	(62,659)	(29,376)	(17,281)

Net Increase (Decrease) from Capital Share Transactions	(7,144)	(1,983)	652	(8,174)	(11,266)	10,212	(1,276)	24,556	37,008

Total Increase (Decrease) in Net Assets	(2,535)	(51,371)	(5,150)	(6,667)	(12,377)	10,360	2,723	23,447	37,390
Net Assets
Beginning of Period	68,462	119,833	124,983	84,065	96,442	86,082	133,785	110,338	72,948

End of Period	$65,927	$68,462	$119,833	$77,398	$84,065	$96,442	$136,508	$133,785	$110,338

(1) Shares Issued and Redeemed:
Shares Issued	1,238	1,117	714	2,370	920	1,837	5,944	5,221	5,179
Shares Issued in Lieu of Cash Distributions	186	487	285	154	283	369	175	276	339
Shares Redeemed	(2,271)	(1,841)	(955)	(3,351)	(2,346)	(1,175)	(6,256)	(2,993)	(1,758)

Net Increase (Decrease) from Shares Issued and Redeemed	(847)	(237)	44	(827)	(1,143)	1,031	(137)	2,504	3,760

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$155	$366	$395	$135	$418	$1,155	$234	$598	$1,125

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

14

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$9.04	$15.35	$16.10	$13.91	$12.28	$10.23

Income from Investment Operations
Net Investment Income (Loss)	0.18	(A)	0.21	(A)	0.20	(A)	0.23	(A)	0.19	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	0.79	(5.48)	(0.26)	2.23	1.57	2.08

Total from Investment Operations	0.97	(5.27)	(0.06)	2.46	1.76	2.18

Less Distributions
Net Investment Income	(0.21)	(0.21)	(0.20)	(0.22)	(0.13)	(0.13)
Net Realized Gains	—	(0.83)	(0.49)	(0.05)	—	—

Total Distributions	(0.21)	(1.04)	(0.69)	(0.27)	(0.13)	(0.13)

Net Assets Value, End of Period	$9.80	$9.04	$15.35	$16.10	$13.91	$12.28

Total Return	11.61%	(36.69	)%(C)	(0.51)%	17.90%	14.44%	21.45%

Net Assets, End of Period (thousands)	$65,927	$68,462	$119,833	$124,983	$103,311	$92,494
Ratio of Expenses to Average Net Assets (D)	0.38%	0.33	%(B)	0.32%	0.32%	0.34%	0.35%
Ratio of Net Investment Income to Average Net Assets	2.20%	1.72	%(B)	1.20%	1.54%	1.43%	0.87%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$9.84	$9.95	$9.94	$9.82	$9.90	$10.17	$9.80	$9.89	$9.87	$9.75	$9.83	$10.13

Income from Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.28	(A)	0.49	(A)	0.35	(A)	0.27	0.16	0.18	(A)	0.24	(A)	0.46	(A)	0.34	(A)	0.26	0.17
Net Gains (Losses) on Securities (Realized and Unrealized)	0.23	(0.04)	—	0.08	(0.11)	(0.08)	0.33	(0.03)	0.01	0.08	(0.10)	(0.06)

Total from Investment Operations	0.42	0.24	0.49	0.43	0.16	0.08	0.51	0.21	0.47	0.42	0.16	0.11

Less Distributions
Net Investment Income	(0.23)	(0.35)	(0.48)	(0.31)	(0.24)	(0.14)	(0.21)	(0.30)	(0.45)	(0.30)	(0.24)	(0.15)
Net Realized Gains	—	—	—	—	—	(0.21)	—	—	—	—	—	(0.26)

Total Distributions	(0.23)	(0.35)	(0.48)	(0.31)	(0.24)	(0.35)	(0.21)	(0.30)	(0.45)	(0.30)	(0.24)	(0.41)

Net Asset Value, End of Period	$10.03	$9.84	$9.95	$9.94	$9.82	$9.90	$10.10	$9.80	$9.89	$9.87	$9.75	$9.83

Total Return	4.31%	2.46	%(C)	5.03%	4.47%	1.65%	0.85%	5.21%	2.13	%(C)	4.85%	4.42%	1.67%	1.10%

Net Assets, End of Period (thousands)	$77,398	$84,065	$96,442	$86,082	$80,199	$80,584	$136,508	$133,785	$110,338	$72,948	$68,708	$69,853
Ratio of Expenses to Average Net Assets	0.34%	0.31	%(B)	0.31%	0.31%	0.36%	0.38%	0.31%	0.30	%(B)	0.31%	0.32%	0.37%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.92%	3.04	%(B)	4.94%	3.57%	2.72%	1.65%	1.76%	2.69	%(B)	4.66%	3.45%	2.67%	1.63%
Portfolio Turnover Rate	77%	20	%(C)	22%	15%	48%	152%	112%	7	%(C)	0%	29%	44%	142%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which three (the “Portfolios”) are presented in this report.

The LWAS/DFA U.S. High Book to Market Portfolio (“Feeder Fund”) primarily invests its assets in The U.S. Large Cap Value Series (the “Series”), a corresponding Series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 1% of the Series.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The LWAS/DFA U.S. High Book to Market Portfolio’s investment reflects its proportionate interest in the net assets of The U.S. Large Cap Value Series. Securities held by the LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

17

—     Level 3 – significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Portfolios’ net assets by each major security type, industry and/or country is disclosed at the end of the Schedule of Investments for the LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value LWAS/DFA U.S. High Book to Market Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

	Valuation Inputs

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
LWAS/DFA U.S. High Book to Market Portfolio	$65,935	—	—	$65,935

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses for the year ended October 31, 2009.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.    Other:    The LWAS/DFA U.S. High Book to Market Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from The U.S. Large Cap Value Series, which is treated as a partnership for federal income tax purposes. Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to one of the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to two of the Portfolios. For the year ended October 31, 2009, the Portfolios’ administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

	Administrative Services Fees	Advisory Services Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.01%	—
LWAS/DFA Two-Year Fixed Income Portfolio	—	0.15%
LWAS/DFA Two-Year Government Portfolio	—	0.15%

18

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. (“LWIF”), the Portfolios pay fees to LWIF at the following effective annual rates of their average daily net assets:

Shareholder Servicing Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.15%
LWAS/DFA Two-Year Fixed Income Portfolio	0.08%
LWAS/DFA Two-Year Government Portfolio	0.08%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

LWAS/DFA U.S. High Book to Market Portfolio	$2
LWAS/DFA Two-Year Fixed Income Portfolio	2
LWAS/DFA Two-Year Government Portfolio	4

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
LWAS/DFA Two-Year Fixed Income Portfolio	$57,877	$38,941	$18,303	$11,007
LWAS/DFA Two-Year Government Portfolio	144,660	141,734	—	—

F. Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to the recharacterizations of partnership income from net investment income to capital gain and were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

19

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
LWAS/DFA U.S. High Book to Market Portfolio	$(8)	$8

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA U.S. High Book to Market Portfolio
2007	$2,104	$3,541	$5,645
2008	1,668	6,420	8,088
2009	1,505	—	1,505
LWAS/DFA Two-Year Fixed Income Portfolio
2007	4,369	—	4,369
2008	3,304	—	3,304
2009	1,709	—	1,709
LWAS/DFA Two-Year Government Portfolio
2007	3,767	—	3,767
2008	3,616	—	3,616
2009	2,630	—	2,630

At October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings Accumulated (Losses)
LWAS/DFA U.S. High Book to Market Portfolio	$156	—	$(16,289)	$(16,133)
LWAS/DFA Two-Year Fixed Income Portfolio	137	—	(320)	(183)
LWAS/DFA Two-Year Government Portfolio	1,192	$1,068	—	2,260

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2013	2014	2015	2016	2017	Total
LWAS/DFA U.S. High Book to Market Portfolio	—	—	—	$1,337	$14,952	$16,289
LWAS/DFA Two-Year Fixed Income Portfolio	$102	$202	$2	14	—	320

20

During the year ended October 31, 2009, the following Portfolios utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

LWAS/DFA Two-Year Fixed Income Portfolio	$822
LWAS/DFA Two-Year Government Portfolio	833

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
LWAS/DFA U.S. High Book to Market Portfolio	$55,499	$11,901	$(1,465)	$10,436
LWAS/DFA Two-Year Fixed Income Portfolio	76,279	501	44	545
LWAS/DFA Two-Year Government Portfolio	134,121	982	(8)	974

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolios’ tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the “Check the Box” election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund’s net assets or net asset value per share.

21

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA U.S. Large Cap Value Portfolio	$(606,345)	$606,345
DFA U.S. Large Cap Value Portfolio II	(10,872)	10,872
DFA U.S. Large Cap Value Portfolio III	(139,353)	139,353
LWAS/DFA U.S. High Book To Market Portfolio	(7,793)	7,793

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

G. Financial Instruments:

In accordance with the Portfolios’ investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the Financial Statements and concentrations of credit and market risk. The instruments and its significant corresponding risks are described below:

1. Repurchase Agreements:    The LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Portfolios under this line of credit during the year ended October 31, 2009.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is

22

unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. Other:

At October 31, 2009, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
LWAS/DFA U.S. High Book to Market Portfolio	2	96%
LWAS/DFA Two-Year Fixed Income Portfolio	3	100%
LWAS/DFA Two-Year Government Portfolio	2	96%

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities of LWAS/DFA U.S. High Book to Market Portfolio, and the statements of assets and liabilities, including the schedules of investments, of LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA U.S. High Book to Market Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio, (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, and by correspondence with the transfer agents of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

24

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolios including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolios approved each of the applicable proposals for DIG and the Portfolios presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*
1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

* Results are for all Portfolios within DIG

LWAS/DFA U.S. High Book to Market Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	3,426,211	87.46%	186,847	4.77%	304,250	7.77%	NA	NA	48.21%	2.63%	4.28%	NA
5b	Making Loans	3,424,905	87.43%	192,169	4.91%	300,234	7.66%	NA	NA	48.19%	2.70%	4.22%	NA
5c	Investments in Real Estate	3,456,737	88.24%	160,338	4.09%	300,233	7.66%	NA	NA	48.64%	2.26%	4.22%	NA
5d	Investments in Commodities	3,448,485	88.03%	168,590	4.30%	300,233	7.66%	NA	NA	48.53%	2.37%	4.22%	NA
5e	Diversification of Investments	3,483,330	88.92%	133,744	3.41%	300,234	7.66%	NA	NA	49.02%	1.88%	4.22%	NA
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	3,414,784	87.17%	202,635	5.17%	299,889	7.66%	NA	NA	48.05%	2.85%	4.22%	NA
6b	Purchasing Securities on Margin	3,397,232	86.72%	224,205	5.72%	295,871	7.55%	NA	NA	47.80%	3.15%	4.16%	NA
6c	Investing in Restricted or Illiquid Securities	3,394,100	86.64%	223,449	5.70%	299,759	7.65%	NA	NA	47.76%	3.14%	4.22%	NA
6d	Investing for the Purpose of Exercising Control	3,475,596	88.72%	145,840	3.72%	295,872	7.55%	NA	NA	48.91%	2.05%	4.16%	NA
6e	Investing in Other Investment Companies	3,442,495	87.88%	178,941	4.57%	295,872	7.55%	NA	NA	48.44%	2.52%	4.16%	NA
6f	Management Ownership of Securities of an Issuer	3,440,053	87.82%	181,384	4.63%	295,871	7.55%	NA	NA	48.41%	2.55%	4.16%	NA
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	3,453,467	88.16%	167,970	4.29%	295,871	7.55%	NA	NA	48.60%	2.36%	4.16%	NA
6h	Investing in Securities of Unseasoned Issuers	3,395,770	86.69%	221,780	5.66%	299,758	7.65%	NA	NA	47.78%	3.12%	4.22%	NA
6i	Investing in Warrants	3,422,649	87.37%	198,788	5.07%	295,871	7.55%	NA	NA	48.16%	2.80%	4.16%	NA
6j	Writing or Acquiring Options	3,418,765	87.27%	202,672	5.17%	295,871	7.55%	NA	NA	48.11%	2.85%	4.16%	NA
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	3,492,808	89.16%	117,805	3.01%	306,695	7.83%	NA	NA	49.15%	1.66%	4.32%	NA

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LWAS/DFA Two-Year Fixed Income Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	3,710,454	87.68%	—	0.00%	521,241	12.32%	50.24%	0.00%	7.06%
5b	Making Loans	3,657,332	86.43%	—	0.00%	574,363	13.57%	49.52%	0.00%	7.78%
5c	Investments in Real Estate	3,707,589	87.61%	—	0.00%	524,106	12.39%	50.20%	0.00%	7.10%
5d	Investments in Commodities	3,715,761	87.81%	—	0.00%	515,934	12.19%	50.32%	0.00%	6.99%
5e	Diversification of Investments	3,736,816	88.31%	—	0.00%	494,879	11.69%	50.60%	0.00%	6.70%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	3,647,642	86.20%	—	0.00%	584,053	13.80%	49.39%	0.00%	7.91%
6b	Purchasing Securities on Margin	3,631,680	85.82%	—	0.00%	600,015	14.18%	49.18%	0.00%	8.12%
6c	Investing in Restricted or Illiquid Securities	3,632,272	85.83%	—	0.00%	599,423	14.17%	49.18%	0.00%	8.12%
6d	Investing for the Purpose of Exercising Control	3,720,365	87.92%	—	0.00%	511,330	12.08%	50.38%	0.00%	6.92%
6e	Investing in Other Investment Companies	3,710,404	87.68%	—	0.00%	521,291	12.32%	50.24%	0.00%	7.06%
6f	Management Ownership of Securities of an Issuer	3,722,986	87.98%	—	0.00%	508,709	12.02%	50.41%	0.00%	6.89%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	3,730,656	88.16%	—	0.00%	501,039	11.84%	50.52%	0.00%	6.78%
6h	Investing in Securities of Unseasoned Issuers	3,680,639	86.98%	—	0.00%	551,056	13.02%	49.84%	0.00%	7.46%
6i	Investing in Warrants	3,705,232	87.56%	—	0.00%	526,463	12.44%	50.17%	0.00%	7.13%
6j	Writing or Acquiring Options	3,713,436	87.75%	—	0.00%	518,259	12.25%	50.28%	0.00%	7.02%
LWAS/DFA Two-Year Government Portfolio
		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	6,012,061	90.26%	505,785	7.59%	142,614	2.14%	48.57%	4.09%	1.15%
5b	Making Loans	6,026,920	90.49%	496,036	7.45%	137,504	2.06%	48.69%	4.01%	1.11%
5c	Investments in Real Estate	6,029,505	90.53%	493,451	7.41%	137,504	2.06%	48.71%	3.99%	1.11%
5d	Investments in Commodities	6,026,460	90.48%	491,387	7.38%	142,613	2.14%	48.68%	3.97%	1.15%
5e	Diversification of Investments	6,423,456	96.44%	88,960	1.34%	148,044	2.22%	51.89%	0.72%	1.20%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	5,962,505	89.52%	549,706	8.25%	148,249	2.23%	48.17%	4.44%	1.20%
6b	Purchasing Securities on Margin	5,968,825	89.62%	542,528	8.15%	149,107	2.24%	48.22%	4.38%	1.20%
6c	Investing in Restricted or Illiquid Securities	5,969,143	89.62%	547,320	8.22%	143,997	2.16%	48.22%	4.42%	1.16%
6d	Investing for the Purpose of Exercising Control	6,017,754	90.35%	489,347	7.35%	153,359	2.30%	48.61%	3.95%	1.24%
6e	Investing in Other Investment Companies	5,979,453	89.78%	537,010	8.06%	143,997	2.16%	48.30%	4.34%	1.16%
6f	Management Ownership of Securities of an Issuer	5,992,179	89.97%	524,284	7.87%	143,997	2.16%	48.41%	4.24%	1.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	5,991,652	89.96%	524,810	7.88%	143,998	2.16%	48.40%	4.24%	1.16%
6h	Investing in Securities of Unseasoned Issuers	5,967,144	89.59%	544,208	8.17%	149,108	2.24%	48.21%	4.40%	1.20%
6i	Investing in Warrants	5,976,059	89.72%	535,294	8.04%	149,107	2.24%	48.28%	4.32%	1.20%
6j	Writing or Acquiring Options	5,973,077	89.68%	538,276	8.08%	149,107	2.24%	48.25%	4.35%	1.20%

26

DFA INVESTMENT DIMENSIONS GROUP INC.

PERFORMANCE CHART

LWAS/DFA International High Book to Market Portfolio vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

27

DFA INVESTMENT DIMENSIONS GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009	U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

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International Equity Portfolio Performance Overview

LWAS/DFA International High Book to Market Portfolio

The LWAS/DFA International High Book to Market Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 34.92% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). The Master Fund’s greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

29

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2009
EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,348.70	0.51%	$3.02
Hypothetical 5% Annual Return	$1,000.00	$1,022.63	0.51%	$2.60

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

30

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

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DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$85,519
Receivables:
Investment Securities Sold	59
Prepaid Expenses and Other Assets	10

Total Assets	85,588

LIABILITIES:
Payables:
Fund Shares Redeemed	59
Due to Advisor	1
Accrued Expenses and Other Liabilities	24

Total Liabilities	84

NET ASSETS	$85,504

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	8,853,630

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.66

Investment in Affiliated Investment Company at Cost	$65,883

NET ASSETS CONSIST OF:
Paid-In Capital	$65,110
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	252
Accumulated Net Realized Gain (Loss)	503
Net Unrealized Foreign Exchange Gain (Loss)	3
Net Unrealized Appreciation (Depreciation)	19,636

NET ASSETS	$85,504

(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.

32

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $214)	$2,408
Interest	3
Income from Securities Lending	196
Expenses Allocated from Affiliated Investment Company	(180)

Total Investment Income	2,427

Expenses
Administrative Services Fees	7
Accounting & Transfer Agent Fees	14
Shareholder Servicing Fees	141
Filing Fees	24
Shareholders’ Reports	15
Directors’/Trustees’ Fees & Expenses	1
Professional Fees	2
Other	2

Total Expenses	206

Net Investment Income (Loss)	2,221

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	504
Futures	(2)
Foreign Currency Transactions	54
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	19,636
Translation of Foreign Currency Denominated Amounts	3

Net Realized and Unrealized Gain (Loss)	20,195

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,416

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

33

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,221	$5,051	$5,215
Net Realized Gain (Loss) on:
Investment Securities Sold	504	12,068 †	4,751 †
Futures	(2)	—	—
Foreign Currency Transactions	54	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	19,636	(99,015)†	19,463 †
Translation of Foreign Currency Denominated Amounts	3	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	22,416	(81,896)	29,429

Distributions From:
Net Investment Income	(2,264)	(5,330)	(4,570)
Net Short-Term Gains	—	(1,075)	(1,512)
Net Long-Term Gains	(26,436)	(10,361)	(3,475)

Total Distributions	(28,700)	(16,766)	(9,557)

Capital Share Transactions (1):
Shares Issued	17,247	13,918	12,669
Shares Issued in Lieu of Cash Distributions	25,369	14,298	8,135
Shares Redeemed	(35,147)	(30,474)	(35,421)

Net Increase (Decrease) from Capital Share Transactions	7,469	(2,258)	(14,617)

Total Increase (Decrease) in Net Assets	1,185	(100,920)	5,255
Net Assets
Beginning of Period	84,319	185,239	179,984

End of Period	$85,504	$84,319	$185,239

(1) Shares Issued and Redeemed:
Shares Issued	2,238	875	540
Shares Issued in Lieu of Cash Distributions	3,560	690	359
Shares Redeemed	(4,341)	(1,785)	(1,504)

Net Increase (Decrease) from Shares Issued and Redeemed	1,457	(220)	(605)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$252	$244	$522

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

34

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$11.40	$24.32	$21.89	$17.49	$15.93	$12.55

Income from Investment Operations
Net Investment Income (Loss)	0.25	(A)	0.66	(A)	0.65	(A)	0.61	(A)	0.48	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	2.14	(11.36)	2.98	5.23	1.87	3.63

Total from Investment Operations	2.39	(10.70)	3.63	5.84	2.35	3.90

Less Distributions
Net Investment Income	(0.27)	(0.70)	(0.58)	(0.63)	(0.43)	(0.51)
Net Realized Gains	(3.86)	(1.52)	(0.62)	(0.81)	(0.36)	(0.01)

Total Distributions	(4.13)	(2.22)	(1.20)	(1.44)	(0.79)	(0.52)

Net Asset Value, End of Period	$9.66	$11.40	$24.32	$21.89	$17.49	$15.93

Total Return	34.92%	(47.99	)%(C)	17.05%	35.40%	15.32%	31.89%

Net Assets, End of Period (thousands)	$85,504	$84,319	$185,239	$179,984	$138,782	$130,397
Ratio of Expenses to Average Net Assets (D)	0.52%	0.47	%(B)	0.46%	0.47%	0.50%	0.52%
Ratio of Net Investment Income to Average Net Assets	2.99%	3.74	%(B)	2.76%	3.14%	2.88%	1.88%

 See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

35

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-seven operational portfolios, of which the LWAS/DFA International High Book to Market Portfolio (“the Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 1% of the Series.

On November 1, 2008 The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

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	Valuation Inputs

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
LWAS/DFA International High Book to Market Portfolio	$85,519	—	—	$85,519

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses for the year ended October 31, 2009. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $2 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.    Other:    The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from The DFA International Value Series, which is treated as a partnership for federal income tax purposes. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. (“LWIF”), the Portfolio pays a Shareholder Servicing fee to LWIF at the effective annual rate of 0.19% of its average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $197 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders.

37

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged, or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to the reclassification of foreign currency gains to net investment income for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
LWAS/DFA International High Book to Market Portfolio	$51	$(51)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2007	$6,376	$ 3,987	$10,363
2008	6,405	10,361	16,766
2009	2,267	26,433	28,700

At October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$760	—	$760

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$65,885	$21,969	$(2,335)	$19,634

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Portfolios’ tax positions and has concluded that no provision for income tax is required in any Portfolios’ financial statements. No Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of

38

unrecognized tax benefits will significantly change in the next twelve months. Each of the Portfolios’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, two shareholders held approximately 95% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

39

H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LWAS/DFA International High Book to Market Portfolio and

Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA International High Book to Market Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

41

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and July 8, 2009, DFA Investment Dimensions Group Inc. (“DFAIDG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAIDG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAIDG

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DFAIDG*

1a	David G. Booth	5,100,343,281	93.94%	—	0.00%	328,971,623	6.06%			81.55%	0.00%	5.26%
1b	George M. Constantinides	5,105,280,301	94.03%	—	0.00%	324,034,602	5.97%			81.63%	0.00%	5.18%
1c	John P. Gould	5,100,584,112	93.95%	—	0.00%	328,730,791	6.05%			81.55%	0.00%	5.26%
1d	Roger G. Ibbotson	5,105,426,112	94.03%	—	0.00%	323,888,792	5.97%			81.63%	0.00%	5.18%
1e	Robert C. Merton	5,107,268,900	94.07%	—	0.00%	322,046,003	5.93%			81.66%	0.00%	5.15%
1f	Myron S. Scholes	5,104,997,961	94.03%	—	0.00%	324,316,942	5.97%			81.62%	0.00%	5.19%
1g	Eduardo A. Repetto	5,094,783,848	93.84%	—	0.00%	334,531,055	6.16%			81.46%	0.00%	5.35%
1h	Abbie J. Smith	5,100,861,923	93.95%	—	0.00%	328,452,981	6.05%			81.55%	0.00%	5.25%

	Shares Voted						Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DFAIDG*	3,385,698,613	93.83%	43,557,844	1.21%	179,189,489	4.97%	54.13%	0.70%	4.97%

* Results are for all Portfolios within DFAIDG

LWAS/DFA International High Book to Market Portfolio

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	4,598,257	89.07%	227,896	4.41%	336,255	6.51%	48.50%	2.40%	3.55%
5b	Making Loans	4,586,811	88.85%	246,873	4.78%	328,724	6.37%	48.37%	2.60%	3.47%
5c	Investments in Real Estate	4,621,475	89.52%	207,644	4.02%	333,289	6.46%	48.74%	2.19%	3.52%
5d	Investments in Commodities	4,629,069	89.67%	200,050	3.88%	333,289	6.46%	48.82%	2.11%	3.52%
5e	Diversification of Investments	4,631,742	89.72%	201,943	3.91%	328,723	6.37%	48.85%	2.13%	3.47%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	4,561,822	88.37%	272,740	5.28%	327,846	6.35%	48.11%	2.88%	3.46%
6b	Purchasing Securities on Margin	4,538,483	87.91%	290,875	5.63%	333,050	6.45%	47.87%	3.07%	3.51%
6c	Investing in Restricted or Illiquid Securities	4,557,342	88.28%	276,581	5.36%	328,485	6.36%	48.06%	2.92%	3.46%
6d	Investing for the Purpose of Exercising Control	4,613,185	89.36%	228,908	4.43%	320,315	6.20%	48.65%	2.41%	3.38%
6e	Investing in Other Investment Companies	4,603,023	89.16%	233,021	4.51%	326,364	6.32%	48.55%	2.46%	3.44%
6f	Management Ownership of Securities of an Issuer	4,621,084	89.51%	219,525	4.25%	321,799	6.23%	48.74%	2.32%	3.39%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	4,637,348	89.83%	203,261	3.94%	321,799	6.23%	48.91%	2.14%	3.39%
6h	Investing in Securities of Unseasoned Issuers	4,529,091	87.73%	302,107	5.85%	331,210	6.42%	47.77%	3.19%	3.49%
6i	Investing in Warrants	4,585,616	88.83%	248,662	4.82%	328,130	6.36%	48.36%	2.62%	3.46%
6j	Writing or Acquiring Options	4,586,803	88.85%	247,476	4.79%	328,129	6.36%	48.37%	2.61%	3.46%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	4,662,591	90.32%	168,676	3.27%	331,141	6.41%	49.17%	1.78%	3.49%

42

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHARTS

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

43

THE DFA INVESTMENT TRUST COMPANY

MANAGEMENT’S DISCUSSION AND ANALYSIS

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.90% for the Series and 4.78% for the Russell 1000® Value Index. The Series benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Series’ greater exposure to value stocks and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Series and Index also contributed to the outperformance. The Master Fund’s larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Series also benefited from composition differences among the Series’ basket of financial stocks, which added approximately 3.6% to relative performance.

The DFA International Value Series

The International Value Series seeks to capture the returns of international large company value stocks by purchasing shares in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Series held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Series’ assets.

As a result of the Series’ diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2008, value stocks outperformed growth stocks in international developed markets. Total returns were 35.41% for the Series and 27.83% for the MSCI World ex USA Index (net dividends). The Series’ greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 10.4% to the relative performance. The Series and Index held a number of securities in common, but in different weights, due to the different methods for defining size and value and the Series’ exclusion rules. These differences in allocation, and differences in the composition between the Series’ holdings and the Index, also contributed to the Series’ outperformance.

44

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLES

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
The U.S. Large Cap Value Series
Actual Fund Return	$1,000.00	$1,242.20	0.14%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

The DFA International Value Series
Actual Fund Return	$1,000.00	$1,350.50	0.25%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

45

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

The U.S. Large Cap Value Series

Consumer Discretionary	16.7%
Consumer Staples	6.4%
Energy	13.9%
Financials	31.3%
Health Care	5.5%
Industrials	14.7%
Information Technology	3.6%
Materials	3.8%
Telecommunication Services	3.6%
Utilities	0.5%

100.0%

The DFA International Value Series

Consumer Discretionary	13.2%
Consumer Staples	4.9%
Energy	6.0%
Financials	42.8%
Health Care	0.4%
Industrials	10.3%
Information Technology	3.1%
Materials	11.2%
Other	—
Telecommunication Services	6.9%
Utilities	1.2%

100.0%

46

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
Consumer Discretionary — (15.5%)
Carnival Corp.	2,624,598	$76,428,294	1.0%
CBS Corp. Class B	3,870,469	45,555,420	0.6%
Comcast Corp. Class A	11,512,642	166,933,309	2.2%
Comcast Corp. Special Class A	3,396,043	47,612,523	0.6%
#Disney (Walt) Co.	4,577,802	125,294,441	1.7%
*Liberty Media Corp. Entertainment Class A	2,954,309	91,051,803	1.2%
*Liberty Media Corp. Interactive Class A	3,585,265	40,656,905	0.6%
News Corp. Class A	5,810,104	66,932,398	0.9%
Time Warner Cable, Inc.	1,980,956	78,128,905	1.0%
Time Warner, Inc.	6,114,193	184,159,493	2.5%
Other Securities		325,704,783	4.3%

Total Consumer Discretionary		1,248,458,274	16.6%

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	1,723,060	51,898,567	0.7%
CVS Caremark Corp.	4,840,631	170,874,274	2.3%
Kraft Foods, Inc.	2,137,904	58,835,118	0.8%
Other Securities		193,282,891	2.5%

Total Consumer Staples		474,890,850	6.3%

Energy — (13.0%)
Anadarko Petroleum Corp.	2,760,568	168,201,408	2.2%
#Chesapeake Energy Corp.	2,647,458	64,862,721	0.9%
ConocoPhillips	5,213,766	261,626,778	3.5%
Marathon Oil Corp.	3,280,335	104,872,310	1.4%
*National-Oilwell, Inc.	1,160,300	47,560,697	0.6%
XTO Energy, Inc.	2,156,495	89,623,932	1.2%
Other Securities		306,390,542	4.1%

Total Energy		1,043,138,388	13.9%

Financials — (29.1%)
Allstate Corp.	2,596,315	76,773,035	1.0%
Bank of America Corp.	16,675,426	243,127,711	3.2%
Bank of New York Mellon Corp.	1,972,678	52,591,595	0.7%
#Capital One Financial Corp.	1,815,684	66,454,034	0.9%
Chubb Corp.	1,669,873	81,022,238	1.1%
Citigroup, Inc.	19,573,191	80,054,351	1.1%
CME Group, Inc.	203,881	61,696,429	0.8%
JPMorgan Chase & Co.	7,983,370	333,465,365	4.4%
#Loews Corp.	2,592,160	85,800,496	1.1%
MetLife, Inc.	4,663,914	158,712,993	2.1%
#Morgan Stanley	3,619,297	116,251,820	1.5%
PNC Financial Services Group, Inc.	1,190,568	58,266,398	0.8%
Prudential Financial, Inc.	1,918,000	86,751,140	1.2%
Travelers Cos., Inc. (The)	3,328,076	165,704,904	2.2%
Unum Group	1,898,589	37,876,851	0.5%
Other Securities		634,916,189	8.5%

Total Financials		2,339,465,549	31.1%

Health Care — (5.1%)
*Thermo Fisher Scientific, Inc.	1,056,245	47,531,025	0.7%
UnitedHealth Group, Inc.	2,406,388	62,445,769	0.8%
*WellPoint, Inc.	2,580,122	120,646,505	1.6%
Other Securities		181,920,544	2.4%

Total Health Care		412,543,843	5.5%

47

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.7%)
Burlington Northern Santa Fe Corp.	1,930,415	$145,398,858	1.9%
#CSX Corp.	2,287,204	96,474,265	1.3%
#FedEx Corp.	599,693	43,591,684	0.6%
General Electric Co.	18,139,800	258,673,548	3.4%
Norfolk Southern Corp.	2,186,220	101,921,576	1.4%
#Northrop Grumman Corp.	1,926,678	96,584,368	1.3%
Union Pacific Corp.	2,835,808	156,366,453	2.1%
Other Securities		203,214,199	2.7%

Total Industrials		1,102,224,951	14.7%

Information Technology — (3.3%)
*Computer Sciences Corp.	946,932	48,018,922	0.7%
Other Securities		219,566,373	2.9%

Total Information Technology		267,585,295	3.6%

Materials — (3.6%)
#Alcoa, Inc.	4,317,440	53,622,605	0.7%
#Dow Chemical Co.	3,993,594	93,769,587	1.3%
#International Paper Co.	1,909,245	42,595,256	0.6%
#Weyerhaeuser Co.	1,105,551	40,175,723	0.5%
Other Securities		54,072,078	0.7%

Total Materials		284,235,249	3.8%

Telecommunication Services — (3.4%)
#AT&T, Inc.	8,438,300	216,611,161	2.9%
Other Securities		52,619,682	0.7%

Total Telecommunication Services		269,230,843	3.6%

Utilities — (0.5%)
Other Securities		39,398,283	0.5%

TOTAL COMMON STOCKS		7,481,171,525	99.6%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $39,850,000 FNMA 6.50%, 6/25/39, valued at $42,888,563) to be repurchased at $42,250,669	$42,250	42,250,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.4%)
§@DFA Short Term Investment Fund LP	512,733,772	512,733,772	6.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $3,853,074 FHLMC 5.793%(r), 01/01/37 & 5.945%(r), 07/01/37, valued at $2,684,003) to be repurchased at $2,605,845	$2,606	2,605,828	0.1%

TOTAL SECURITIES LENDING COLLATERAL		515,339,600	6.9%

TOTAL INVESTMENTS — (100.0%) (Cost $6,877,390,667)		$8,038,761,125	107.1%

48

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,248,458,274	—	—	$1,248,458,274
Consumer Staples	474,890,850	—	—	474,890,850
Energy	1,043,138,388	—	—	1,043,138,388
Financials	2,339,465,549	—	—	2,339,465,549
Health Care	412,543,843	—	—	412,543,843
Industrials	1,102,224,951	—	—	1,102,224,951
Information Technology	267,585,295	—	—	267,585,295
Materials	284,235,249	—	—	284,235,249
Telecommunication Services	269,230,843	—	—	269,230,843
Utilities	39,398,283	—	—	39,398,283
Temporary Cash Investments	—	$42,250,000	—	42,250,000
Securities Lending Collateral	—	515,339,600	—	515,339,600

TOTAL	$7,481,171,525	$557,589,600	—	$8,038,761,125

See accompanying Notes to Financial Statements.

49

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
Australia & New Zealand Banking Group, Ltd.	3,343,351	$68,191,374	1.1%
National Australia Bank, Ltd.	2,465,437	65,140,887	1.0%
Wesfarmers, Ltd.	1,898,047	47,362,464	0.8%
Other Securities		141,329,082	2.3%

TOTAL AUSTRALIA		322,023,807	5.2%

AUSTRIA — (0.5%)
Other Securities		34,182,743	0.6%

BELGIUM — (0.5%)
Other Securities		38,019,953	0.6%

CANADA — (7.6%)
EnCana Corp.	671,498	37,234,767	0.6%
#Manulife Financial Corp.	2,074,478	38,918,630	0.6%
*Teck Resources, Ltd. Class B	1,418,230	41,168,712	0.7%
#Thomson Reuters Corp.	1,832,184	58,281,755	0.9%
#Toronto Dominion Bank	944,998	53,867,637	0.9%
Other Securities		318,836,929	5.2%

TOTAL CANADA		548,308,430	8.9%

DENMARK — (1.1%)
Other Securities		77,023,723	1.2%

FINLAND — (0.6%)
Other Securities		40,451,320	0.7%

FRANCE — (8.3%)
#AXA SA	2,818,397	70,093,978	1.1%
BNP Paribas SA	913,891	68,847,185	1.1%
#Compagnie de Saint-Gobain SA	846,142	41,232,265	0.7%
#Lafarge SA	467,217	37,923,901	0.6%
#Societe Generale Paris SA	913,312	60,662,002	1.0%
Vivendi SA	2,686,677	74,534,678	1.2%
Other Securities		244,803,391	4.0%

TOTAL FRANCE		598,097,400	9.7%

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808	0.8%
#Bayerische Motoren Werke AG	915,762	44,797,554	0.7%
#Daimler AG	1,684,003	81,364,327	1.3%
#Deutsche Bank AG	774,190	56,245,973	0.9%
#Deutsche Telekom AG	2,621,866	35,693,819	0.6%
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351	1.0%
Other Securities		167,080,419	2.7%

TOTAL GERMANY		535,465,142	8.6%

GREECE — (0.3%)
Other Securities		19,019,902	0.3%

HONG KONG — (2.7%)
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708	0.7%
Hutchison Whampoa, Ltd.	5,568,000	39,081,157	0.6%
Other Securities		117,731,620	1.9%

TOTAL HONG KONG		197,933,485	3.2%

50

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.0%)
Other Securities		$57,893	0.0%

ITALY — (2.9%)
#*Intesa Sanpaolo SpA	11,201,860	47,142,793	0.8%
*UniCredito SpA	19,413,366	65,038,767	1.0%
Other Securities		98,411,874	1.6%

TOTAL ITALY		210,593,434	3.4%

JAPAN — (11.7%)
FUJIFILM Holdings Corp.	1,257,700	35,755,504	0.6%
*Nissan Motor Co., Ltd.	4,991,500	36,119,215	0.6%
Sony Corp. Sponsored ADR	1,725,386	50,709,095	0.8%
Other Securities		726,760,636	11.7%

TOTAL JAPAN		849,344,450	13.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.7%)
#ArcelorMittal NV	2,446,831	82,806,981	1.3%
*ING Groep NV	3,093,625	40,259,293	0.7%
Philips Electronics NV	3,072,622	77,186,781	1.2%
Other Securities		69,089,143	1.1%

TOTAL NETHERLANDS		269,342,198	4.3%

NEW ZEALAND — (0.1%)
Other Securities		8,185,686	0.1%

NORWAY — (1.0%)
Other Securities		75,691,447	1.2%

PORTUGAL — (0.2%)
Other Securities		13,072,321	0.2%

SINGAPORE — (1.6%)
DBS Group Holdings, Ltd.	4,164,750	38,138,997	0.6%
Other Securities		78,569,480	1.3%

TOTAL SINGAPORE		116,708,477	1.9%

SPAIN — (4.7%)
Banco Santander SA	5,654,108	90,987,342	1.5%
Banco Santander SA Sponsored ADR	5,549,048	89,117,711	1.4%
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506	0.6%
Other Securities		120,997,642	1.9%

TOTAL SPAIN		336,550,201	5.4%

SWEDEN — (2.9%)
#Nordea Bank AB	6,583,962	70,668,421	1.2%
Other Securities		138,442,067	2.2%

TOTAL SWEDEN		209,110,488	3.4%

SWITZERLAND — (6.3%)
Credit Suisse Group AG	1,755,349	93,836,004	1.5%
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094	0.7%
#*Holcim, Ltd.	650,248	41,384,888	0.7%
*UBS AG	3,481,616	58,055,052	1.0%
Zurich Financial Services AG	322,012	73,738,360	1.2%
Other Securities		144,088,911	2.3%

TOTAL SWITZERLAND		455,895,309	7.4%

51

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	$48,102,581	0.8%
Aviva P.L.C.	7,396,866	46,253,871	0.7%
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576	2.9%
Kingfisher P.L.C.	9,743,172	35,612,473	0.6%
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859	2.1%
Vodafone Group P.L.C.	34,976,333	77,082,062	1.2%
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663	2.7%
*Xstrata P.L.C.	3,245,577	46,747,872	0.8%
Other Securities		419,126,814	6.8%

TOTAL UNITED KINGDOM		1,200,894,340	19.4%

TOTAL COMMON STOCKS		6,155,972,149	99.4%

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
Other Securities		41,059	0.0%

ITALY — (0.0%)
Other Securities		76,976	0.0%

TOTAL RIGHTS/WARRANTS		118,035	0.0%

	Shares/ Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	13,790,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714	17.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792	17.1%

TOTAL INVESTMENTS — (100.0%) (Cost $5,830,288,347)		$7,226,155,976	116.7%

52

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,073,789	$319,950,018	—	$322,023,807
Austria	—	34,182,743	—	34,182,743
Belgium	3,586,620	34,433,333	—	38,019,953
Canada	548,308,430	—	—	548,308,430
Denmark	—	77,023,723	—	77,023,723
Finland	1,516,659	38,934,661	—	40,451,320
France	3,494,320	594,603,080	—	598,097,400
Germany	98,912,195	436,552,947	—	535,465,142
Greece	4,501,802	14,518,100	—	19,019,902
Hong Kong	—	197,933,485	—	197,933,485
Ireland	57,893	—	—	57,893
Italy	29,729,570	180,863,864	—	210,593,434
Japan	56,497,996	792,846,454	—	849,344,450
Malaysia	—	—	—	—
Netherlands	10,297,313	259,044,885	—	269,342,198
New Zealand	—	8,185,686	—	8,185,686
Norway	401,330	75,290,117	—	75,691,447
Portugal	—	13,072,321	—	13,072,321
Singapore	—	116,708,477	—	116,708,477
Spain	131,434,682	205,115,519	—	336,550,201
Sweden	7,351,053	201,759,435	—	209,110,488
Switzerland	46,226,255	409,669,054	—	455,895,309
United Kingdom	564,527,406	636,366,934	—	1,200,894,340
Rights/Warrants
Germany	—	41,059	—	41,059
Italy	76,976	—	—	76,976
Temporary Cash Investments	—	13,790,000	—	13,790,000
Securities Lending Collateral	—	1,056,275,792	—	1,056,275,792

TOTAL	$1,508,994,289	$5,717,161,687	—	$7,226,155,976

See accompanying Notes to Financial Statements.

53

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
ASSETS:
Investments at Value (including $470,665 and $1,004,314 of securities on loan, respectively)	$7,481,171	$6,156,090
Temporary Cash Investments at Value & Cost	42,250	13,790
Collateral Received from Securities on Loan at Value & Cost	515,340	1,056,276
Foreign Currencies at Value	—	19,131
Cash	1	16
Receivables:
Investment Securities Sold	1,660	10,656
Dividends, Interest and Tax Reclaims	7,943	10,784
Securities Lending Income	700	444
Fund Shares Sold	365	724
Unrealized Gain on Foreign Currency Contracts	—	19

Total Assets	8,049,430	7,267,930

LIABILITIES:
Payables:
Upon Return of Securities Loaned	515,340	1,056,276
Investment Securities Purchased	22,419	14,723
Fund Shares Redeemed	2,242	3,518
Due to Advisor	659	1,084
Accrued Expenses and Other Liabilities	370	365

Total Liabilities	541,030	1,075,966

NET ASSETS	$7,508,400	$6,191,964

Investments at Cost	$6,319,801	$4,760,222

Foreign Currencies at Cost	$ —	$ 19,163

See accompanying Notes to Financial Statements.

54

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	The U.S. Large Cap Value Series	The DFA International Value Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $20 and $14,384 respectively)	$150,233	$160,091
Interest	170	197
Income from Securities Lending	13,048	13,032

Total Investment Income	163,451	173,320

Expenses
Investment Advisory Services Fees	6,414	9,991
Accounting & Transfer Agent Fees	695	549
Custodian Fees	73	688
Shareholders’ Reports	66	49
Directors’/Trustees’ Fees & Expenses	120	78
Professional Fees	301	221
Other	702	574

Total Expenses	8,371	12,150

Net Investment Income (Loss)	155,080	161,170

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(122,113)	63,984
Futures	7,204	(1,125)
Foreign Currency Transactions	—	3,828
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,161,370	1,395,836
Futures	(29)	—
Translation of Foreign Currency Denominated Amounts	—	240

Net Realized and Unrealized Gain (Loss)	1,046,432	1,462,763

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,201,512	$1,623,933

See accompanying Notes to Financial Statements.

55

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The U.S. Large Cap Value Series			The DFA International Value Series
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$155,080	$166,016	$146,991	$161,170	$304,387	$274,613
Net Realized Gain (Loss) on:
Investment Securities Sold	(122,113)	(422,637)	(118,412)	63,984	137,811	654,522
Futures	7,204	(1,861)	—	(1,125)	(1,153)	—
Foreign Currency Transactions	—	—	—	3,828	(4,593)	2,498
In-Kind Redemptions	—	52,271 *	—	—	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,161,370	(3,601,292)	(150,559)	1,395,836	(5,026,911)	403,307
Futures	(29)	29	—	—	19	—
Translation of Foreign Currency Denominated Amounts	—	—	—	240	(76)	(180)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,201,512	(3,807,474)	(121,980)	1,623,933	(4,487,492)	1,334,760

Transactions in Interest:
Contributions	734,173	1,370,762 †	1,783,358 †	449,410	927,878 †	1,731,698	†
Withdrawals	(1,166,648)	(983,247)*†	(368,362)†	(581,716)	(1,378,770)*†	(884,989	)†

Net Increase (Decrease) from Transactions in Interest	(432,475)	387,515	1,414,996	(132,306)	(450,892)	846,709

Total Increase (Decrease) in Net Assets	769,037	(3,419,959)	1,293,016	1,491,627	(4,938,384)	2,181,469
Net Assets
Beginning of Period	6,739,363	10,159,322	8,866,306	4,700,337	9,638,721	7,457,252

End of Period	$7,508,400	$6,739,363	$10,159,322	$6,191,964	$4,700,337	$9,638,721

*	See Note K in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

56

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The U.S. Large Cap Value Series†							The DFA International Value Series†

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%

Net Assets, End of Period (thousands)	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587	$3,919,913	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698	$2,804,043
Ratio of Expenses to Average Net Assets	0.13%	0.11	%(B)	0.11%	0.12%	0.14%	0.15%	0.24%	0.23	%(B)	0.23%	0.23%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	2.42%	1.97	%(B)	1.44%	1.68%	1.56%	1.41%	3.22%	4.15	%(B)	3.04%	3.29%	2.71%	2.35%
Portfolio Turnover Rate	29%	19	%(C)	9%	13%	9%	7%	18%	16	%(C)	16%	8%	10%	15%

See page 1 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

57

THE DFA INVESTMENT TRUST COMPANY

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which two (the “Series”) are presented in this report.

Effective December 31, 2008, The U.S. Large Cap Value Series and on November 1, 2008, The DFA International Value Series, each a master fund in a RIC/RIC master-feeder structure, elected with the consent of their respective Holder(s) to change their U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. Each Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The DFA International Value Series (the “International Series”) will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value

58

prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of The DFA International Value Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The DFA International Value Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on The DFA International Value Series books and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses for the year ended October 31, 2009.

59

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The DFA International Value Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The DFA International Value Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$183
The DFA International Value Series	143

E. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$1,964,487	$1,887,094
The DFA International Value Series	1,071,984	935,775

There were no purchases or sales of long-term U.S. government securities.

60

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series’ are treated as partnerships for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$6,877,391	$1,296,505	$(135,135)	$1,161,370
The DFA International Value Series	5,830,471	1,458,762	(63,077)	1,395,685

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed each Series’ tax positions and has concluded that no provision for income tax is required in any Series’ financial statements. No Series is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

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The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related

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to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statements of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the Series’ location of realized and change in unrealized gains and losses on the Series’ Statements of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Cap Value Series*	$ 7,204
The DFA International Value Series*	(1,125)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Cap Value Series*	$(29)

*As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the  Series had limited activity in these transactions.

H. Line of Credit:

The Series, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

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For the year ended October 31, 2009, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	1.90%	$11,126	5	$3	$31,000

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

The Series, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	0.95%	$8,517	11	$2	$18,062

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

I. Securities Lending:

As of October 31, 2009, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

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In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, The U.S. Large Cap Value Series and The DFA International Value Series realized $52,271 and $103,024 (in thousands) of net gain.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series and The DFA International Value Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodians, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*
1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

* Results are for all Series within DFAITC

The U.S. Large Cap Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	450,089,477	90.34%	13,835,372	2.78%	34,296,468	6.88%	90.12%	2.77%	6.87%
5b	Making Loans	446,508,610	89.62%	17,323,887	3.48%	34,388,819	6.90%	89.41%	3.47%	6.89%
5c	Investments in Real Estate	449,117,076	90.14%	14,867,126	2.98%	34,237,115	6.87%	89.93%	2.98%	6.86%
5d	Investments in Commodities	445,240,298	89.37%	18,945,498	3.80%	34,035,520	6.83%	89.15%	3.79%	6.82%
5e	Diversification of Investments	450,429,968	90.41%	13,968,473	2.80%	33,822,876	6.79%	90.19%	2.80%	6.77%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	442,477,364	88.81%	21,095,580	4.23%	34,648,372	6.95%	88.60%	4.22%	6.94%
6b	Purchasing Securities on Margin	442,025,675	88.72%	21,654,237	4.35%	34,541,405	6.93%	88.51%	4.34%	6.92%
6c	Investing in Restricted or Illiquid Securities	441,905,416	88.70%	21,661,567	4.35%	34,654,334	6.96%	88.48%	4.34%	6.94%
6d	Investing for the Purpose of Exercising Control	446,950,234	89.71%	16,844,128	3.38%	34,426,955	6.91%	89.49%	3.37%	6.89%
6e	Investing in Other Investment Companies	446,376,678	89.59%	17,480,520	3.51%	34,364,119	6.90%	89.38%	3.50%	6.88%
6f	Management Ownership of Securities of an Issuer	446,904,545	89.70%	16,712,196	3.35%	34,604,577	6.95%	89.49%	3.35%	6.93%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	445,817,286	89.48%	18,271,331	3.67%	34,132,700	6.85%	89.27%	3.66%	6.83%
6h	Investing in Securities of Unseasoned Issuers	445,230,922	89.36%	18,304,705	3.67%	34,685,690	6.96%	89.15%	3.67%	6.95%
6i	Investing in Warrants	446,950,388	89.71%	16,531,063	3.32%	34,739,866	6.97%	89.49%	3.31%	6.96%
6j	Writing or Acquiring Options	446,696,672	89.66%	16,985,456	3.41%	34,539,189	6.93%	89.44%	3.40%	6.92%

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The DFA International Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	349,117,663	88.20%	30,044,848	7.59%	16,661,166	4.21%	86.14%	7.41%	4.11%
5b	Making Loans	348,947,065	88.16%	29,971,477	7.57%	16,905,135	4.27%	86.10%	7.40%	4.17%
5c	Investments in Real Estate	351,165,048	88.72%	28,070,820	7.09%	16,587,809	4.19%	86.65%	6.93%	4.09%
5d	Investments in Commodities	347,839,401	87.88%	31,372,412	7.93%	16,611,864	4.20%	85.82%	7.74%	4.10%
5e	Diversification of Investments	351,038,355	88.69%	28,302,302	7.15%	16,483,020	4.16%	86.61%	6.98%	4.07%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	346,783,275	87.61%	32,195,687	8.13%	16,844,715	4.26%	85.56%	7.94%	4.16%
6b	Purchasing Securities on Margin	346,279,680	87.48%	32,728,442	8.27%	16,815,555	4.25%	85.44%	8.08%	4.15%
6c	Investing in Restricted or Illiquid Securities	346,650,940	87.58%	32,506,501	8.21%	16,666,236	4.21%	85.53%	8.02%	4.11%
6d	Investing for the Purpose of Exercising Control	349,242,494	88.23%	29,958,913	7.57%	16,621,270	4.20%	86.17%	7.39%	4.10%
6e	Investing in Other Investment Companies	349,373,590	88.26%	29,787,506	7.53%	16,662,582	4.21%	86.20%	7.35%	4.11%
6f	Management Ownership of Securities of an Issuer	349,991,995	88.42%	28,988,874	7.32%	16,842,809	4.26%	86.36%	7.15%	4.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	348,999,679	88.17%	30,314,009	7.66%	16,509,990	4.17%	86.11%	7.48%	4.07%
6h	Investing in Securities of Unseasoned Issuers	349,376,398	88.27%	29,792,320	7.53%	16,653,959	4.21%	86.20%	7.35%	4.11%
6i	Investing in Warrants	349,983,930	88.42%	29,092,914	7.35%	16,745,833	4.23%	86.35%	7.18%	4.13%
6j	Writing or Acquiring Options	349,310,900	88.25%	29,764,139	7.52%	16,747,638	4.23%	86.19%	7.34%	4.13%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	355,560,358	89.83%	17,051,279	4.31%	23,212,041	5.86%	87.73%	4.21%	5.73%
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	355,594,969	89.84%	16,996,602	4.29%	23,232,105	5.87%	87.74%	4.19%	5.73%

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

70

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment Officer and Vice President of DFAIDG, DIG and DEM.

Trustee, Chief Investment Officer and Vice President of DFAITC

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies

Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

71

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

72

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

73

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

74

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

75

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

76

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

77

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, each Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Foreign Source Income(5)	Qualifying Interest Income(6)	Qualifying Short-Term Capital Gain(7)
LWAS/DFA U.S. High Book to Market Portfolio	100%	—	—	100%	100%	100%	—	—	—	100%	100%
LWAS/DFA Two-Year Fixed Income Portfolio	100%	—	—	100%	—	—	26%	—	—	100%	—
LWAS/DFA Two-Year Government Portfolio	100%	—	—	100%	—	—	100%	—	—	100%	—
DFA Investment Dimensions Group Inc.
LWAS/DFA International High Book to Market Portfolio	7%	—	93%	100%	100%	100%	—	7%	113%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied for LWAS/DFA Two-Year Fixed Income Portfolio to permit exemption of these amounts from state income for this fund.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of ordinary income (i.e. the sum of short-term capital gain and net investment income) distributions made during the period.

(6)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(7)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

78

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Footnotes
†	See Note B to Financial Statements.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized.
(C)	Non-Annualized.
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master
Fund Series.
(E)	Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission.
N/A	Does not apply to this fund.
(a)	Commencement of Operations.

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

Global Equity Portfolio Institutional Class vs.

MSCI World Index (net dividends)

December 24, 2003-October 31, 2009

Global 60/40 Portfolio Institutional Class vs.

Global 60/40 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends),

Citigroup World Government Bond Index 1-3 Years (hedged)

December 24, 2003-October 31, 2009

Global 25/75 Portfolio Institutional Class vs.

Global 25/75 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends),

Citigroup World Government Bond Index 1-3 Years (hedged)

December 24, 2003-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHARTS

Global Equity Portfolio Class R2 vs.

MSCI World Index (net dividends)

December 24, 2003-October 31, 2009

Global 60/40 Portfolio Class R2 vs.

Global 60/40 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends),

Citigroup World Government Bond Index 1-3 Years (hedged)

December 24, 2003-October 31, 2009

Global 25/75 Portfolio Class R2 vs.

Global 25/75 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends),

Citigroup World Government Bond Index 1-3 Years (hedged)

December 24, 2003-October 31, 2009

3

MANAGEMENT’S DISCUSSION AND ANALYSIS

Global Equity Portfolio

The Global Equity Portfolio seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors LP. As of the date of this report, the domestic funds invested in by the Portfolio include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; and international funds invested in by the Portfolio include the International Core Equity Portfolio, and the Emerging Markets Core Equity Portfolio (collectively, the “Equity Underlying Funds”). As of October 31, 2009, the Portfolio held 11,416 equity securities, indirectly through its underlying funds, in 41 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Equity Underlying Fund to stocks with desired asset class characteristics. As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of stocks in a particular industry or country.

For the 12 months ended October 31, 2009, total returns were 20.30% for the Global Equity Portfolio - Institutional Class, 20.06% for Global Equity Portfolio - Class R2, and 18.42% for the MSCI World Index (net dividends). Relative to the Index, the out-performance of the Portfolio was primarily due to a greater allocation to emerging markets stocks, which outperformed the Index and the Portfolio’s greater allocation to small cap and value stocks during a period of positive small and value premiums globally. During the 12 months ended October 31, 2009, the Portfolio was, on average, exposed through the Underlying Funds to the following asset classes at these approximate levels: 63% U.S. equities, 31% international developed market equities and 6% emerging markets equities.

Global 60/40 Portfolio

The Global 60/40 Portfolio seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional Fund Advisors LP. As of the date of this report, domestic equity funds invested in by the Portfolio include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; international equity funds invested in by the Portfolio include the International Core Equity Portfolio, and the Emerging Markets Core Equity Portfolio; and fixed income funds invested in by the Portfolio include the DFA Five-Year Global Fixed Income Portfolio, the DFA Inflation Protected Securities Portfolio, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Short-Term Extended Quality Portfolio (collectively, the “Equity and Fixed Income Underlying Funds”). As of October 31, 2009, the Portfolio held 11,416 equity securities, indirectly through its underlying funds, in 41 countries and 443 fixed income securities in 16 countries, excluding supranationals.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

For the 12 months ended October 31, 2009, total returns were 18.95% for the Global 60/40 Portfolio - Institutional Class, 18.46% for the Global 60/40 Portfolio - Class R2, and 12.98% for a hypothetical composite index composed of 60% MSCI World Index (net dividends) and 40% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 60/40 Index, outperformance of the equity component was primarily due to a greater allocation to emerging markets stocks, which outperformed the Index and the Portfolio’s greater allocation to small cap and value stocks during a period of positive small and value premiums globally. Outperformance of the fixed income component was due to longer duration of the fixed income component of the Portfolio relative to the index during a period of falling nominal and real interest rates, the Portfolio’s allocation to unhedged fixed

4

income securities during a period when the U.S. Dollar significantly weakened, and the Portfolio’s exposure to government agency and corporate securities during a period when credit spreads narrowed. The fixed income index is composed of short-term U.S. Dollar hedged sovereign government securities. During the 12 months ended October 31, 2009, the Portfolio was exposed through the Underlying Funds to the following asset classes at these approximate levels: 37% U.S. equities, 19% international developed market equities, 4% emerging markets equities, and 40% global bonds.

Global 25/75 Portfolio

The Global 25/75 Portfolio seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors LP. As of the date of this report, the domestic equity funds invested in by the Portfolio include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; international equity funds invested in by the Portfolio include the International Core Equity Portfolio and the Emerging Markets Core Equity Portfolio; and fixed income funds invested in by the Portfolio include the DFA Two-Year Global Fixed Income Port-folio, the DFA Inflation Protected Securities Portfolio, and the DFA Short Term Extended Quality Portfolio (collectively, the “Equity and Fixed Income Underlying Funds”). As of October 31, 2009, the Portfolio held 11,416 equity securities, indirectly through its underlying funds, in 41 countries and 362 fixed income securities in 15 countries, excluding supranationals.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio’s diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

For the 12 months ended October 31, 2009, total returns were 12.67% for the Global 25/75 Portfolio - Institutional Class, 12.19% for the Global 25/75 Portfolio - Class R2 and 7.58% for a hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 25/75 Index outperformance of the equity component was primarily due to a greater allocation to emerging markets stocks, which outperformed the Index and the Portfolio’s greater allocation to small cap and value stocks during a period of positive small and value premiums globally. Outperformance of the fixed income component was due to longer duration of the fixed income component of the Portfolio relative to the index during a period of falling nominal and real interest rates and the Portfolio’s exposure to government agency and corporate securities during a period when credit spreads narrowed. The fixed income index is composed of short-term U.S. Dollar hedged sovereign government securities. During the 12 months ended October 31, 2009, the Portfolio was exposed through the Underlying Funds to the following asset classes at these approximate levels: 75% global bonds, 16% U.S. equities, 8% international developed market equities, and 1% emerging markets equities.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000

= 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2009
EXPENSE TABLES
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Global Equity Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,248.70	0.62%	$3.51
Institutional Class Shares	$1,000.00	$1,250.20	0.35%	$1.99
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.08	0.62%	$3.16
Institutional Class Shares	$1,000.00	$1,023.44	0.35%	$1.79

6

DISCLOSURE OF FUND EXPENSES
CONTINUED
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Global 60/40 Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,178.20	0.61%	$3.35
Institutional Class Shares	$1,000.00	$1,181.60	0.34%	$1.87
Hypothetical 5% Annual Return Class R2 Shares	$1,000.00	$1,022.13	0.61%	$3.11
Institutional Class Shares	$1,000.00	$1,023.49	0.34%	$1.73

Global 25/75 Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$1,092.70	0.62%	$3.27
Institutional Class Shares	$1,000.00	$1,096.00	0.32%	$1.69
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.08	0.62%	$3.16
Institutional Class Shares	$1,000.00	$1,023.59	0.32%	$1.63

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

**	The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds’ portion of the expenses of its Master Funds.

7

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global 60/40 Portfolio	100.0%
Global 25/75 Portfolio	100.0%

8

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	72,172,916	$605,530,765
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	40,056,141	392,149,620
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	22,625,459	193,221,420
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	4,845,383	79,900,366
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	890,757	13,619,675

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $1,349,208,631)		1,284,421,846

TEMPORARY CASH INVESTMENTS — (0.0%)
BlackRock Liquidity Funds TempCash Portfolio - Institutional Shares (Cost $458)	458	458

TOTAL INVESTMENTS - (100.0%) (Cost $1,349,209,089)		$1,284,422,304

Summary of inputs used to value the Global Fund’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$1,284,421,846	—	—	$1,284,421,846
Temporary Cash Investments	458	—	—	458

TOTAL	$1,284,422,304	—	—	$1,284,422,304

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.9%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	23,411,382	$196,421,495
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	13,742,591	134,539,966
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	11,329,956	113,299,560
Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group Inc.	7,286,055	76,940,741
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	6,818,116	76,840,167
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	7,428,212	63,436,930
Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group Inc.	3,532,704	38,683,109
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	1,838,030	30,309,115
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	291,248	4,453,182

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $775,435,688)		734,924,265

TEMPORARY CASH INVESTMENTS — (0.1%)
BlackRock Liquidity Funds TempCash Portfolio - Institutional Shares (Cost $572,864)	572,864	572,864

TOTAL INVESTMENTS - (100.0%) (Cost $776,008,552)		$735,497,129

Summary of inputs used to value the Global Fund’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$734,924,265	—	—	$734,924,265
Temporary Cash Investments	572,864	—	—	572,864

TOTAL	$735,497,129	—	—	$735,497,129

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.7%)

Investment in DFA Short-Term Extended Quality Portfolio of DFA Investment Dimensions Group Inc.	4,623,893	$48,828,310

Investment in DFA Two-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	4,736,492	48,643,773

Investment in DFA Inflation-Protected Securities Portfolio of DFA Investment Dimensions Group Inc.	2,231,304	24,432,779

Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	2,241,332	18,804,775

Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	1,272,344	12,456,248

Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	704,303	6,014,748

Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	129,918	2,142,348

Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	29,179	446,147

TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $155,977,722)		161,769,128

TEMPORARY CASH INVESTMENTS — (0.3%)
BlackRock Liquidity Funds TempCash Portfolio - Institutional Shares (Cost $518,392)	518,392	518,392

TOTAL INVESTMENTS - (100.0%) (Cost $156,496,114)		$162,287,520

Summary of inputs used to value the Global Fund’s net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$161,769,128	—	—	$161,769,128
Temporary Cash Investments	518,392	—	—	518,392

TOTAL	$162,287,520	—	—	$162,287,520

See accompanying Notes to Financial Statements.

11

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,284,422	$734,924	$161,769
Temporary Cash Investments at Value & Cost	—	573	518
Receivables:
Affiliated Investment Companies	590	—	—
Fund Shares Sold	2,443	912	393
Prepaid Expenses and Other Assets	63	31	25

Total Assets	1,287,518	736,440	162,705

LIABILITIES:
Payables:
Affiliated Investment Companies	—	256	368
Fund Shares Redeemed	688	539	12
Due to Advisor	14	19	8
Loan Payable	90	—	—
Accrued Expenses and Other Liabilities	82	39	11

Total Liabilities	874	853	399

NET ASSETS	$1,286,644	$735,587	$162,306

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares - based on net assets of $6,782; $5,187; and $1,701, and shares outstanding of 627,061; 465,910; and 155,314, respectively	$10.82	$11.13	$10.95

NUMBER OF SHARES AUTHORIZED	500,000,000	300,000,000	300,000,000

Institutional Class Shares - based on net assets of $1,279,862; $730,400; and $160,605, and shares outstanding of 119,181,056; 65,944,442; and 14,740,696, respectively	$10.74	$11.08	$10.90

NUMBER OF SHARES AUTHORIZED	700,000,000	500,000,000	300,000,000

Investments in Affiliated Investment Companies at Cost	$1,349,209	$775,435	$155,978

NET ASSETS CONSIST OF:
Paid-In Capital	$1,517,214	$806,108	$162,051
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	2,672	248	670
Accumulated Net Realized Gain (Loss)	(168,455)	(30,258)	(6,206)
Net Unrealized Appreciation (Depreciation)	(64,787)	(40,511)	5,791

NET ASSETS	$1,286,644	$735,587	$162,306

See accompanying Notes to Financial Statements.

12

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Income Distributions	$22,873	$10,542	$1,774
*Dividends (Net of Foreign Taxes Withheld of $0, $1 and $0, respectively)	3	18	—
*Interest	—	588	938
*Income from Securities Lending	1	4	—
*Expenses Allocated from Affiliated Investment Companies	—	(16)	(35)

Total Investment Income Received from Affiliated Investment Companies	22,877	11,136	2,677

Fund Investment Income
Interest	19	8	2

Fund Expenses
Administrative Services Fees	3,107	1,493	279
Accounting & Transfer Agent Fees	34	25	17
Shareholder Servicing Fees - Class R2 Shares	15	13	4
Filing Fees	87	58	33
Shareholders’ Reports	72	39	8
Directors’/Trustees’ Fees & Expenses	23	13	3
Professional Fees	25	18	8
Other	19	10	6

Total Expenses	3,382	1,669	358

Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(3,014)	(1,360)	(201)

Net Expenses	368	309	157

Net Investment Income (Loss)	22,528	10,835	2,522

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
**Investment Securities Sold/Affiliated Investment Companies Shares Sold	(165,306)	(29,775)	(4,918)
*Futures	11	—	—
*Foreign Currency Transactions	—	(152)	381
Change in Unrealized Appreciation (Depreciation) of:
**Investment Securities/Affiliated Investment Companies Shares	347,601	121,075	18,419
*Futures	78	(1)	—
*Translation of Foreign Currency Denominated Amounts	(1)	—	—
*Change in Deferred Thailand Capital Gains Tax	64	20	1

Net Realized and Unrealized Gain (Loss)	182,447	91,167	13,883

Net Increase (Decrease) in Net Assets Resulting from Operations	$204,975	$102,002	$16,405

*	Allocated from each Portfolio’s respective Master Funds (Affiliated Investment Companies).
**	A portion has been allocated from each Portfolio’s respective Master Funds (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

13

DIMENSIONAL INVESTMENT GROUP INC.

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Global Equity Portfolio			Global 60/40 Portfolio			Global 25/75 Portfolio
	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$22,528	$25,253	$19,098	$10,835	$16,963	$12,359	$2,522	$4,374	$2,594
Capital Gain Distributions Received from Affiliated Investment Companies	—	10,065	10,480	—	3,366	3,323	—	153	100
Net Realized Gain (Loss) on:
**Investment Securities Sold/Affiliated Investment Companies Shares Sold	(165,306)	(11,504)	16,678	(29,775)	221	4,806	(4,918)	(526)	818
*Futures	11	(229)	50	—	(67)	18	—	—	1
*Foreign Currency Transactions	—	(11)	3	(152)	(3)	1	381	—	—
Change in Unrealized Appreciation (Depreciation) of:
**Investment Securities/Affiliated Investment Companies Shares	347,601	(582,439)	24,134	121,075	(233,989)	16,892	18,419	(19,682)	3,242
*Futures	78	77	(6)	(1)	22	(2)	—	1	—
*Translation of Foreign Currency Denominated Amounts	(1)	—	—	—	—	—	—	—	—
*Change in Deferred Thailand Capital Gains Tax	64	4	(2)	20	3	(1)	1	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	204,975	(558,784)	70,435	102,002	(213,484)	37,396	16,405	(15,680)	6,755

Distributions From:
Net Investment Income:
Class R2 Shares	(102)	(150)	(408)	(59)	(81)	(143)	(18)	(27)	(43)
Institutional Class Shares	(23,361)	(23,670)	(16,955)	(11,206)	(14,711)	(12,496)	(2,554)	(4,129)	(2,617)

Total Distributions From Net Investment Income	(23,463)	(23,820)	(17,363)	(11,265)	(14,792)	(12,639)	(2,572)	(4,156)	(2,660)

Net Realized Gains:
Class R2 Shares	—	(566)	(371)	(19)	(76)	(54)	(21)	(11)	(21)
Institutional Class Shares	—	(24,909)	(9,793)	(2,205)	(7,495)	(3,711)	(2,016)	(962)	(800)

Total Distributions From Net Realized Gains	—	(25,475)	(10,164)	(2,224)	(7,571)	(3,765)	(2,037)	(973)	(821)

Total Distributions to Shareholders	(23,463)	(49,295)	(27,527)	(13,489)	(22,363)	(16,404)	(4,609)	(5,129)	(3,481)

Capital Share Transactions:
Shares Issued	660,235	654,523	539,395	284,014	266,717	355,251	67,539	63,549	55,915
Shares Issued in Lieu of Cash Distributions	23,042	48,601	27,119	12,829	21,391	15,327	4,562	5,084	3,448
Shares Redeemed	(563,865)	(355,668)	(243,370)	(242,374)	(228,380)	(168,594)	(49,102)	(57,916)	(24,929)

Net Increase (Decrease) from Capital Share Transactions	119,412	347,456	323,144	54,469	59,728	201,984	22,999	10,717	34,434

Total Increase (Decrease) in Net Assets	300,924	(260,623)	366,052	142,982	(176,119)	222,976	34,795	(10,092)	37,708
Net Assets
Beginning of Period	985,720	1,246,343	880,291	592,605	768,724	545,748	127,511	137,603	99,895

End of Period	$1,286,644	$985,720	$1,246,343	$735,587	$592,605	$768,724	$162,306	$127,511	$137,603

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,672	$3,563	$3,345	$248	$1,351	$934	$670	$354	$195

*	Allocated from each Portfolio’s respective Master Funds (Affiliated Investment Companies).
**	A portion has been allocated from each Portfolio’s respective Master Funds (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

14

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Class R2 Shares

Global Equity Portfolio	Global 60/40 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$9.17	$15.49	$14.76	$12.90	$11.54	$10.00	$9.55	$13.16	$12.65	$11.58	$10.83	$10.00

Income from Investment Operations
Net Investment Income	0.17	(A)	0.24	(A)	0.22	(A)	0.19	(A)	0.19	(A)	0.07	0.14	(A)	0.30	(A)	0.22	(A)	0.11	(A)	0.19	(A)	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	1.64	(6.06)	0.86	2.29	1.33	1.54	1.60	(3.60)	0.60	1.40	0.73	0.84

Total from Investment Operations	1.81	(5.82)	1.08	2.48	1.52	1.61	1.74	(3.30)	0.82	1.51	0.92	0.92

Less Distributions
Net Investment Income	(0.16)	(0.18)	(0.18)	(0.18)	(0.14)	(0.07)	(0.12)	(0.18)	(0.22)	(0.18)	(0.16)	(0.09)
Net Realized Gains	—	(0.32)	(0.17)	(0.44)	(0.02)	—	(0.04)	(0.13)	(0.09)	(0.26)	(0.01)	—

Total Distributions	(0.16)	(0.50)	(0.35)	(0.62)	(0.16)	(0.07)	(0.16)	(0.31)	(0.31)	(0.44)	(0.17)	(0.09)

Net Asset Value, End of Period	$10.82	$9.17	$15.49	$14.76	$12.90	$11.54	$11.13	$9.55	$13.16	$12.65	$11.58	$10.83

Total Return	20.06%	(38.72	)%(C)	7.42%	20.04%	13.25%	16.18	%(C)	18.46%	(25.63	)%(C)	6.50%	13.49%	8.57%	9.29	%(C)

Net Assets, End of Period (thousands)	$6,782	$6,819	$27,904	$32,717	$16,092	$14,684	$5,187	$5,081	$7,631	$7,379	$1,857	$1,912
Ratio of Expenses to Average Net Assets (D)	0.62%	0.60	%(B)	0.58%	0.62%	0.71%	0.90	%(B)(E)	0.60%	0.59	%(B)	0.57%	0.65%	0.70%	0.95	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.91%	0.87	%(B)	0.84%	0.85%	0.80%	0.94	%(B)(E)	0.83%	0.80	%(B)	0.76%	0.77%	0.80%	1.28	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.83%	1.99	%(B)	1.38%	1.38%	1.32%	0.82	%(B)(E)	1.42%	2.78	%(B)	1.67%	0.89%	1.73%	0.94	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

15

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Class R2 Shares

Global 25/75 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$10.04	$11.42	$11.11	$10.62	$10.33	$10.00

Income from Investment Operations
Net Investment Income	0.15	(A)	0.30	(A)	0.19	(A)	0.03	(A)	0.20	(A)	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	1.06	(1.39)	0.41	0.77	0.25	0.37

Total from Investment Operations	1.21	(1.09)	0.60	0.80	0.45	0.44

Less Distributions
Net Investment Income	(0.14)	(0.21)	(0.20)	(0.20)	(0.16)	(0.11)
Net Realized Gains	(0.16)	(0.08)	(0.09)	(0.11)	—	—

Total Distributions	(0.30)	(0.29)	(0.29)	(0.31)	(0.16)	(0.11)

Net Asset Value, End of Period	$10.95	$10.04	$11.42	$11.11	$10.62	$10.33

Total Return	12.19%	(9.72	)%(C)	5.47%	7.75%	4.47%	4.44	%(C)

Net Assets, End of Period (thousands)	$1,701	$1,342	$1,564	$2,701	$46	$65
Ratio of Expenses to Average Net Assets (D)	0.62%	0.62	%(B)	0.62%	0.62%	0.79%	0.95	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.77%	0.78	%(B)	0.71%	0.74%	0.95%	6.00	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.49%	3.00	%(B)	1.66%	0.28%	2.00%	1.03	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

16

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Institutional Class Shares

Global Equity Portfolio	Global 60/40 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$9.14	$15.48	$14.78	$12.92	$11.56	$10.00	$9.53	$13.17	$12.67	$11.60	$10.83	$10.00

Income from Investment Operations
Net Investment Income	0.20	(A)	0.27	(A)	0.27	(A)	0.23	(A)	0.25	(A)	0.09	0.18	(A)	0.27	(A)	0.25	(A)	0.19	(A)	0.22	(A)	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	1.61	(6.02)	0.85	2.28	1.29	1.55	1.59	(3.54)	0.60	1.35	0.72	0.83

Total from Investment Operations	1.81	(5.75)	1.12	2.51	1.54	1.64	1.77	(3.27)	0.85	1.54	0.94	0.94

Less Distributions
Net Investment Income	(0.21)	(0.27)	(0.25)	(0.21)	(0.16)	(0.08)	(0.18)	(0.24)	(0.26)	(0.21)	(0.16)	(0.11)
Net Realized Gains	—	(0.32)	(0.17)	(0.44)	(0.02)	—	(0.04)	(0.13)	(0.09)	(0.26)	(0.01)	—

Total Distributions	(0.21)	(0.59)	(0.42)	(0.65)	(0.18)	(0.08)	(0.22)	(0.37)	(0.35)	(0.47)	(0.17)	(0.11)

Net Asset Value, End of Period	$10.74	$9.14	$15.48	$14.78	$12.92	$11.56	$11.08	$9.53	$13.17	$12.67	$11.60	$10.83

Total Return	20.30%	(38.50	)%(C)	7.67%	20.33%	13.47%	16.46	%(C)	18.95%	(25.47	)%(C)	6.79%	13.78%	8.80%	9.41	%(C)

Net Assets, End of Period (thousands)	$1,279,862	$978,901	$1,218,439	$847,574	$485,301	$179,079	$730,400	$587,524	$761,093	$538,369	$277,269	$102,341
Ratio of Expenses to Average Net Assets (D)	0.35%	0.34	%(B)	0.33%	0.37%	0.46%	0.67	%(B)(E)	0.33%	0.32	%(B)	0.31%	0.35%	0.45%	0.65	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.64%	0.61	%(B)	0.59%	0.60%	0.56%	0.71	%(B)(E)	0.56%	0.53	%(B)	0.51%	0.52%	0.55%	0.83	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.17%	2.26	%(B)	1.70%	1.72%	1.50%	1.08	%(B)(E)	1.82%	2.44	%(B)	1.90%	1.56%	1.99%	1.18	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

17

DIMENSIONAL INVESTMENT GROUP INC.

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Institutional Class Shares

Global 25/75 Portfolio
Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$10.01	$11.46	$11.15	$10.65	$10.34	$10.00

Income from Investment Operations
Net Investment Income	0.18	(A)	0.31	(A)	0.24	(A)	0.22	(A)	0.24	(A)	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	1.06	(1.37)	0.40	0.60	0.24	0.36

Total from Investment Operations	1.24	(1.06)	0.64	0.82	0.48	0.47

Less Distributions
Net Investment Income	(0.19)	(0.31)	(0.24)	(0.21)	(0.17)	(0.13)
Net Realized Gains	(0.16)	(0.08)	(0.09)	(0.11)	—	—

Total Distributions	(0.35)	(0.39)	(0.33)	(0.32)	(0.17)	(0.13)

Net Asset Value, End of Period	$10.90	$10.01	$11.46	$11.15	$10.65	$10.34

Total Return	12.67%	(9.55	)%(C)	5.85%	7.97%	4.71%	4.73	%(C)

Net Assets, End of Period (thousands)	$160,605	$126,169	$136,039	$97,194	$52,699	$31,208
Ratio of Expenses to Average Net Assets(D)	0.31%	0.30	%(B)	0.31%	0.37%	0.47%	0.99	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)(D)	0.46%	0.46	%(B)	0.46%	0.49%	0.71%	1.32	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.81%	3.03	%(B)	2.15%	1.59%	2.33%	0.95	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

18

DIMENSIONAL INVESTMENT GROUP INC.

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers fifteen portfolios, of which Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (each a “Global Fund” and collectively, the “Global Funds”) are presented in this report.

The Global Funds achieve their investment objectives by primarily investing in other portfolios within DFA Investment Dimensions Group Inc. (“IDG”) (collectively, the “Master Funds”).

	Global Funds (Percentage of Ownership at October 31, 2009)
Master Funds	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
U.S. Core Equity 1 Portfolio (IDG)	10%	3%	—
U.S. Core Equity 2 Portfolio (IDG)	16%	5%	—
DFA Real Estate Securities Portfolio (IDG)	1%	—	—
International Core Equity Portfolio (IDG)	11%	4%	—
Emerging Markets Core Equity Portfolio (IDG)	3%	1%	—
DFA Two-Year Global Fixed Income Portfolio (IDG)	N/A	N/A	1%
DFA Five-Year Global Fixed Income Portfolio (IDG)	N/A	2%	N/A
DFA Selectively Hedged Global Fixed Income Portfolio (IDG)	N/A	37%	N/A
DFA Short-Term Extended Quality Portfolio (IDG)	N/A	20%	13%
DFA Inflation-Protected Securities Portfolio (IDG)	N/A	5%	3%

N/A – Global Fund does not have any ownership in Master Fund.

Amounts designated as — are less than 1%

At October 31, 2009, Class R1 shares had not commenced operations. Class R1 shares of the Global Funds have 25,000,000 authorized shares.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Global Funds from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    Master Fund shares held by the Global Funds are valued at their respective daily net asset values, as these Master Funds are treated as regulated investment companies. The Global Funds’ investments in partnerships reflect proportionate interest in the net assets of their corresponding partnerships. At October 31, 2009, the Global Funds held no investments in partnerships.

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The Portfolios utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels as described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Global Funds’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Portfolios’ net assets by each major type, industry and/or country is disclosed at the end of the Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Group are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of its Global Fund. Income, gains and losses, and common expenses of each Global Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Global Funds each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective investments in partnerships.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Master Funds. The Advisor also provides administrative services to the Global Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. For the year ended October 31, 2009, the Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30%, 0.25%, 0.20%, respectively, of average daily net assets. The Global Funds do not pay separate management fees to the Advisor.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive its administrative services fee to the extent necessary to limit the proportionate share of the total combined administrative services fees paid by each of the Global Funds and investment advisory services fees paid by the Master Funds to the Advisor. The Fee Waiver and Expense Assumption Agreement will remain in effect through March 1, 2010, and

20

shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the year ended October 31, 2009, the Global Funds had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.27%
Global 60/40 Portfolio	0.25%
Global 25/75 Portfolio	0.22%

The Advisor has also contractually agreed to assume the direct operating expenses of the Institutional Class Shares of each Global Fund (excluding administrative services fees paid to the Advisor), to the extent necessary to limit the total expense ratios (including the expenses that the Institutional Class Shares of each such Global Fund bears as a shareholder of the Master Funds, but excluding expenses from investment in other investment companies) of the Institutional Class Shares. For the year ended October 31, 2009, the Institutional Class Shares had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.44%
Global 60/40 Portfolio	0.41%
Global 25/75 Portfolio	0.37%

The Fee Waiver and Expense Assumption Agreement will remain in effect through March 1, 2010, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor.

For the Class R2 Shares, the Advisor has contractually agreed to assume the direct operating expenses of the Class R2 Shares of each Global Fund (excluding administrative services fees paid to the Advisor) to the extent necessary to limit the total expense ratios (including the expenses that the Class R2 Shares of each such Global Fund bears as a shareholder of the Master Funds and including Shareholder Servicing Fees, but excluding expenses from investment in other investment companies) of the Class R2 Shares. For the year ended October 31, 2009, the Class R2 Shares had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.69%
Global 60/40 Portfolio	0.66%
Global 25/75 Portfolio	0.62%

The Fee Waiver and Expense Assumption Agreement will remain in effect through March 1, 2010, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor.

At any time that the rate of the fees and annualized expenses of a Global Fund are less than the rates listed above for a Global Fund on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Global Fund’s Institutional Class and Class R2 Shares’ fees or expenses to exceed the fee or expense limitations listed above. Previously waived fees subject to future recovery by the Advisor over periods not exceeding October 31, 2012 are reflected below (amounts in thousands). The Global Funds are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

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Previously Waived Fees/Expenses Assumed Subject to Future Recovery
Global Equity Portfolio
Class R2 Shares	$138
Institutional Class Shares	8,959
Global 60/40 Portfolio
Class R2 Shares	38
Institutional Class Shares	4,147
Global 25/75 Portfolio
Class R2 Shares	9
Institutional Class Shares	622

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by each of the Global Funds are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2009, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$30
Global 60/40 Portfolio	17
Global 25/75 Portfolio	4

E. Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to reclassification of distributions and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

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	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Global Equity Portfolio	$(86)	$ 44	$ 42
Global 60/40 Portfolio	104	(673)	569
Global 25/75 Portfolio	19	323	(342)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio
2007	$20,438	$ 9,279	$ 29,717
2008	26,394	24,056	50,450
2009	23,463	—	23,463
Global 60/40 Portfolio
2007	14,075	3,393	17,468
2008	17,159	7,556	24,715
2009	11,799	1,690	13,489
Global 25/75 Portfolio
2007	2,739	742	3,481
2008	4,258	871	5,129
2009	2,629	1,979	4,608

At October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
Global Equity Portfolio	$2,702	—	$(77,056)	$(74,354)
Global 60/40 Portfolio	265	—	(26,314)	(26,049)
Global 25/75 Portfolio	675	—	(3,215)	(2,540)

For Federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2016	2017	Total
Global Equity Portfolio	$2,732	$74,324	$77,056
Global 60/40 Portfolio	—	26,314	26,314
Global 25/75 Portfolio	—	3,215	3,215

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in

23

thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Equity Portfolio	$1,440,618	$19,771	$(175,967)	$(156,196)
Global 60/40 Portfolio	779,952	16,647	(61,102)	(44,455)
Global 25/75 Portfolio	159,487	5,911	(3,111)	2,800
Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each Global Portfolio’s tax positions and has concluded that no provision for income tax is required in any Global Portfolios’ financial statements. No Global Portfolio is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Global Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, the DFA Two-Year Global Fixed Income Series, a master fund in a RIC/RIC master-feeder structure with RIC feeders, underlying fund of fund investors and direct client investors, made a “Check-the-Box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classifications from a corporation taxable as a regulated investment company to a partnership. As a result of this election, for tax purposes, the master fund is deemed to have distributed all of its assets and liabilities to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund’s shares, and also has shareholders owning less than 80%, the fund’s respective transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332 for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to the newly formed partnership. The final tax year end of the master fund was October 31, 2008.

For federal income tax purposes, pursuant to IRC §336(a), the master fund recognized gain or loss relative to the investment of the less than 80% shareholders as if the master’s investment securities were sold to those shareholders and, pursuant to IRC §331, each of those shareholders recognized gain or loss as if it liquidated its investment in the master. The Global 60/40 Portfolio and the Global 25/75 Portfolio, each representing a less than 80% owner of The DFA Two-Year Global Fixed Income Series, recognized $3,046,638 and $1,370,411 of net capital gain respectively for their tax year ended October 31, 2008. Pursuant to IRC §334(a), each of these shareholders took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

F. Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares
Global Equity Portfolio

Class R2 Shares
Shares Issued	$3,330	379	$3,702	324	$15,839	1,014
Shares Issued in Lieu of Cash Distributions	102	11	716	49	779	52
Shares Redeemed	(4,468)	(507)	(20,911)	(1,431)	(23,027)	(1,481)

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	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares
Net Increase (Decrease) — Class R2 Shares	$(1,036)	(117)	$(16,493)	(1,058)	$(6,409)	(415)

Institutional Class Shares
Shares Issued	$656,905	76,215	$650,821	52,874	$523,556	33,704
Shares Issued in Lieu of Cash Distributions	22,940	2,590	47,885	3,401	26,340	1,743
Shares Redeemed	(559,397)	(66,771)	(334,757)	(27,816)	(220,343)	(14,087)

Net Increase
(Decrease) — Institutional Class Shares	$120,448	12,034	$363,949	28,459	$329,553	21,360

Global 60/40 Portfolio

Class R2 Shares
Shares Issued	$3,579	381	$2,885	283	$4,290	330
Shares Issued in Lieu of Cash Distributions	79	8	156	12	197	15
Shares Redeemed	(4,402)	(455)	(4,313)	(343)	(4,564)	(349)

Net Increase (Decrease) — Class R2 Shares	$(744)	(66)	$(1,272)	(48)	$(77)	(4)

Institutional Class Shares

Shares Issued	$280,435	28,041	$263,832	21,933	$350,961	26,609
Shares Issued in Lieu of Cash Distributions	12,750	1,324	21,235	1,711	15,130	1,178
Shares Redeemed	(237,972)	(25,048)	(224,067)	(19,795)	(164,030)	(12,504)

Net Increase
(Decrease) — Institutional Class Shares	$55,213	4,317	$61,000	3,849	$202,061	15,283

25

	Year Ended Oct. 31, 2009		Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares	Amount	Shares

Global 25/75 Portfolio

Class R2 Shares
Shares Issued	$1,156	113	$739	70	$1,494	132
Shares Issued in Lieu of Cash Distributions	39	4	38	4	64	6
Shares Redeemed	(983)	(96)	(836)	(77)	(2,762)	(244)

Net Increase (Decrease) — Class R2 Shares	$212	21	$(59)	(3)	$(1,204)	(106)

Institutional Class Shares
Shares Issued	$66,383	6,523	$62,810	5,710	$54,421	4,802
Shares Issued in Lieu of Cash Distributions	4,523	444	5,046	458	3,384	302
Shares Redeemed	(48,119)	(4,829)	(57,080)	(5,437)	(22,167)	(1,950)

Net Increase
(Decrease) — Institutional Class Shares	$22,787	2,138	$10,776	731	$35,638	3,154

G. Financial Instruments:

In accordance with the Fund’s investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and its significant corresponding risks are described below:

Repurchase Agreements:    The Global Funds may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price, including accrued interest. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. At October 31, 2009, the Funds had no open repurchase agreements.

H. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

26

For the year ended October 31, 2009, borrowings by the Global Funds under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Global Equity Portfolio	2.00%	$2,674	48	$7	$22,635
Global 60/40 Portfolio	2.01%	1,022	66	4	11,225
Global 25/75 Portfolio	1.92%	1,068	35	2	9,333

At October 31, 2009, Global Equity Portfolio had a loan outstanding in the amount of $90 (in thousands).

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Global Funds under this line of credit during the year ended October 31, 2009.

I. Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Global Funds’ Class R2 Shares.

J. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K. Other:

At October 31, 2009, the following number of shareholders held the following approximate percentages of outstanding shares of the Global Funds. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Global Equity Portfolio — Class R2 Shares	3	98%
Global Equity Portfolio — Institutional Class Shares	3	86%
Global 60/40 Portfolio — Class R2 Shares	3	90%
Global 60/40 Portfolio — Institutional Class Shares	2	64%
Global 25/75 Portfolio — Class R2 Shares	2	96%
Global 25/75 Portfolio — Institutional Class Shares	2	79%

27

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolios through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (three of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolios”) at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

29

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolios, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolios approved each of the applicable proposals for DIG and the Portfolios presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by each Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted					Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain/ WithHold
Proposal 1: Election of Directors for DIG*
1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

* Results are for all Portfolios within DIG

Global Equity Portfolio - Class I, R2

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain/ WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	50,703,999	91.20%	1,235,854	2.22%	3,654,061	6.57%	NA	NA	46.52%	1.13%	3.35%	NA
5b	Making Loans	50,750,328	91.29%	1,188,337	2.14%	3,655,249	6.57%	NA	NA	46.56%	1.09%	3.35%	NA
5c	Investments in Real Estate	50,672,870	91.15%	1,265,703	2.28%	3,655,341	6.58%	NA	NA	46.49%	1.16%	3.35%	NA
5d	Investments in Commodities	50,560,455	90.95%	1,366,866	2.46%	3,666,593	6.60%	NA	NA	46.39%	1.25%	3.36%	NA
5e	Diversification of Investments	50,960,939	91.67%	970,505	1.75%	3,662,470	6.59%	NA	NA	46.75%	0.89%	3.36%	NA
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	50,037,744	90.01%	1,770,368	3.18%	3,785,802	6.81%	NA	NA	45.91%	1.62%	3.47%	NA

Global 60/40 Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	28,552,696	94.54%	459,158	1.52%	1,188,626	3.94%	NA	NA	49.19%	0.79%	2.05%	NA
5b	Making Loans	28,551,732	94.54%	454,059	1.50%	1,194,689	3.96%	NA	NA	49.19%	0.78%	2.06%	NA
5c	Investments in Real Estate	28,574,874	94.62%	437,297	1.45%	1,188,309	3.93%	NA	NA	49.23%	0.75%	2.05%	NA
5d	Investments in Commodities	28,596,781	94.69%	423,264	1.40%	1,180,435	3.91%	NA	NA	49.27%	0.73%	2.03%	NA
5e	Diversification of Investments	28,686,057	94.99%	335,687	1.11%	1,178,736	3.90%	NA	NA	49.42%	0.58%	2.03%	NA
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	28,345,469	93.86%	683,463	2.26%	1,171,548	3.88%	NA	NA	48.84%	1.18%	2.02%	NA

30

Global 25/75 Portfolio

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
											Need for 50% Voted 40Act:
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	8,874,835	98.40%	76,551	0.85%	67,532	0.75%	NA	NA	64.99%	0.56%	0.49%	NA
5b	Making Loans	8,863,704	98.28%	69,727	0.77%	85,487	0.95%	NA	NA	64.91%	0.51%	0.63%	NA
5c	Investments in Real Estate	8,902,302	98.71%	56,114	0.62%	60,502	0.67%	NA	NA	65.19%	0.41%	0.44%	NA
5d	Investments in Commodities	8,875,848	98.41%	57,583	0.64%	85,487	0.95%	NA	NA	65.00%	0.42%	0.63%	NA
5e	Diversification of Investments	8,912,286	98.82%	46,130	0.51%	60,502	0.67%	NA	NA	65.26%	0.34%	0.44%	NA
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	8,831,180	97.92%	97,268	1.08%	90,470	1.00%	NA	NA	64.67%	0.71%	0.66%	NA

31

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

32

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

33

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.

6300 Bee Cave Road,

Building One Austin,

Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment Officer and Vice President of DFAIDG, DIG and DEM.

Trustee, Chief Investment Officer and Vice President of DFAITC

6300 Bee Cave Road,

Building One Austin,

TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies	Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

34

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

39

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Master Funds use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

40

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, each Global Fund is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Global Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
Global Equity Portfolio
Class R2 Shares	100%	—	—	100%	100%	100%	—	—	100%	100%
Institutional Class Shares	100%	—	—	100%	100%	100%	—	—	100%	100%

Global 60/40 Portfolio
Class R2 Shares	87%	—	13%	100%	100%	100%	—	—	100%	100%
Institutional Class Shares	87%	—	13%	100%	100%	100%	—	—	100%	100%

Global 25/75 Portfolio
Class R2 Shares	57%	—	43%	100%	100%	100%	—	—	100%	100%
Institutional Class Shares	57%	—	43%	100%	100%	100%	—	—	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of net investment income and short-term capital gain distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of net investment income and short-term capital gain distributions).

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

41

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Cap Value Portfolio II

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association

Investment Footnotes

†	See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

U.S. Large Cap Value Portfolio II vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000®Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000®Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000®Growth Index and Russell 1000®Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000®Growth Index and Russell 2000®Value Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index(large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index(small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

3

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in The U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

U.S. Large Cap Value Portfolio II

The U.S. Large Cap Value Portfolio II seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.79% for the Portfolio and 4.78% for the Russell 1000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Master Fund’s greater exposure to stocks with more pronounced value characteristics and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Portfolio and Index also contributed to the outperformance. The Master Fund’s larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Portfolio also benefited from composition differences among the Master Fund’s basket of financial stocks, which added approximately 3.6% to relative performance.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,241.40	0.23%	$1.30
Hypothetical 5% Annual Return	$1,000.00	$1,024.05	0.23%	$1.17

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by category.

Affiliated Investment Companies	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$100,913
Receivables:
Fund Shares Sold	379
Prepaid Expenses and Other Assets	11

Total Assets	101,303

LIABILITIES:
Payables:
Affiliated Investment Company Purchased	359
Fund Shares Redeemed	20
Due to Advisor	1
Accrued Expenses and Other Liabilities	17

Total Liabilities	397

NET ASSETS	$100,906

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	13,416,831

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.52

Investment in Affiliated Investment Company at Cost	$85,677

NET ASSETS CONSIST OF:
Paid-In Capital	$136,129
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	248
Accumulated Net Realized Gain (Loss)	(50,707)
Net Unrealized Appreciation (Depreciation)	15,236

NET ASSETS	$100,906

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

7

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends	$2,046
Interest	2
Income from Securities Lending	177
Expenses Allocated from Affiliated Investment Company	(113)

Total Investment Income	2,112

Expenses
Administrative Services Fees	9
Accounting & Transfer Agent Fees	14
Filing Fees	21
Shareholders’ Reports	31
Audit Fees	2
Legal Fees	10
Other	2

Total Expenses	89

Net Investment Income (Loss)	2,023

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(49,627)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	56,943

Net Realized and Unrealized Gain (Loss)	7,316

Net Increase (Decrease) in Net Assets Resulting from Operations	$9,339

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,023	$2,915	$7,301
Net Realized Gain (Loss) on Investment Securities Sold	(49,627)	—	26,666 †
Change in Unrealized Appreciation (Depreciation) of Investment Securities	56,943	(81,625)†	(36,378)†

Net Increase (Decrease) in Net Assets Resulting from Operations	9,339	(78,710)	(2,411)

Distributions From:
Net Investment Income	(2,293)	(4,450)	(7,401)
Net Short-Term Gains	—	—	(784)
Net Long-Term Gains	(40,902)	(24,080)	(10,356)

Total Distributions	(43,195)	(28,530)	(18,541)

Capital Share Transactions (1):
Shares Issued	15,401	11,812	74,150
Shares Issued in Lieu of Cash Distributions	43,195	28,530	18,541
Shares Redeemed	(18,603)	(308,347)	(94,641)

Net Increase (Decrease) from Capital Share Transactions	39,993	(268,005)	(1,950)

Total Increase (Decrease) in Net Assets	6,137	(375,245)	(22,902)
Net Assets
Beginning of Period	94,769	470,014	492,916

End of Period	$100,906	$94,769	$470,014

(1) Shares Issued and Redeemed:
Shares Issued	2,286	628	3,044
Shares Issued in Lieu of Cash Distributions	6,967	1,358	782
Shares Redeemed	(2,864)	(15,513)	(3,984)

Net Increase (Decrease) from Shares Issued and Redeemed	6,389	(13,527)	(158)

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$248	$535	$2,018

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$13.48	$22.87	$23.80	$20.53	$18.13	$15.19

Income from Investment Operations
Net Investment Income (Loss)	0.15	(A)	0.27	(A)	0.33	(A)	0.38	(A)	0.30	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	0.03	(8.10)	(0.39)	3.29	2.32	3.09

Total from Investment Operations	0.18	(7.83)	(0.06)	3.67	2.62	3.25

Less Distributions
Net Investment Income	(0.25)	(0.37)	(0.34)	(0.35)	(0.22)	(0.31)
Net Realized Gains	(5.89)	(1.19)	(0.53)	(0.05)	—	—

Total Distributions	(6.14)	(1.56)	(0.87)	(0.40)	(0.22)	(0.31)

Net Asset Value, End of Period	$7.52	$13.48	$22.87	$23.80	$20.53	$18.13

Total Return	11.79%	(36.60	)%(C)	(0.34)%	18.16%	14.57%	21.66%

Net Assets, End of Period (thousands)	$100,906	$94,769	$470,014	$492,916	$345,171	$195,975
Ratio of Expenses to Average Net Assets (D)	0.23%	0.16	%(B)	0.14%	0.16%	0.18%	0.21%
Ratio of Net Investment Income to Average Net Assets	2.32%	1.44	%(B)	1.36%	1.74%	1.60%	0.98%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which U.S. Large Cap Value Portfolio II (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Cap Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 2% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation: The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

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	Valuation Inputs
		Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Large Cap Value Portfolio II	$100,913	—	—	$100,913

2.    Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $2 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.    Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally

12

accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009 were classified to the following accounts. The reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$(17)	$17

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Gains	Total
2007	$8,185	$10,356	$18,541
2008	4,399	24,131	28,530
2009	2,299	40,896	43,195

At October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Total Net Distributable Earnings/ (Accumulated Losses)
$251	—	$(50,707)	$(50,456)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforwards of $50,707 (in thousands) available to offset future realized capital gains through October 31, 2017.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$85,677	$17,427	$(2,191)	$15,236

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

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Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the “Check the Box” election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund’s net assets or net asset value per share.

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
U.S. Large Cap Value Portfolio	$(606,345)	$606,345
U.S. Large Cap Value Portfolio II	(10,872)	10,872
U.S. Large Cap Value Portfolio III	(139,353)	139,353
LWAS/DFA U.S. High Book To Market Portfolio	(7,793)	7,793

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

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The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of the duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, two shareholders held 100% of the outstanding shares of the Portfolio.

H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Cap Value Portfolio II and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*

1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

* Results are for all Portfolios within DIG

U.S. Large Cap Value Portfolio II

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	11,247,089	98.49%	123,941	1.09%	48,664	0.43%	84.01%	0.93%	0.36%
5b	Making Loans	11,247,089	98.49%	123,941	1.09%	48,664	0.43%	84.01%	0.93%	0.36%
5c	Investments in Real Estate	11,234,115	98.37%	136,915	1.20%	48,664	0.43%	83.91%	1.02%	0.36%
5d	Investments in Commodities	11,258,649	98.59%	112,381	0.98%	48,664	0.43%	84.09%	0.84%	0.36%
5e	Diversification of Investments	11,285,207	98.82%	85,823	0.75%	48,664	0.43%	84.29%	0.64%	0.36%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	11,236,234	98.39%	134,796	1.18%	48,664	0.43%	83.92%	1.01%	0.36%
6b	Purchasing Securities on Margin	11,248,129	98.50%	122,901	1.08%	48,664	0.43%	84.01%	0.92%	0.36%
6c	Investing in Restricted or Illiquid Securities	11,250,029	98.51%	121,001	1.06%	48,664	0.43%	84.03%	0.90%	0.36%
6d	Investing for the Purpose of Exercising Control	11,250,029	98.51%	121,001	1.06%	48,664	0.43%	84.03%	0.90%	0.36%
6e	Investing in Other Investment Companies	11,244,371	98.46%	129,269	1.13%	46,054	0.40%	83.99%	0.97%	0.34%
6f	Management Ownership of Securities of an Issuer	11,271,692	98.70%	99,338	0.87%	48,664	0.43%	84.19%	0.74%	0.36%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	11,249,055	98.51%	121,975	1.07%	48,664	0.43%	84.02%	0.91%	0.36%
6h	Investing in Securities of Unseasoned Issuers	11,249,055	98.51%	121,975	1.07%	48,664	0.43%	84.02%	0.91%	0.36%
6i	Investing in Warrants	11,250,133	98.52%	120,897	1.06%	48,664	0.43%	84.03%	0.90%	0.36%
6j	Writing or Acquiring Options	11,250,029	98.51%	121,001	1.06%	48,664	0.43%	84.03%	0.90%	0.36%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	11,283,056	98.80%	87,974	0.77%	48,664	0.43%	84.27%	0.66%	0.36%

17

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

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THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,242.20	0.14%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

19

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The U.S. Large Cap Value Series
Consumer Discretionary	16.7%
Consumer Staples	6.4%
Energy	13.9%
Financials	31.3%
Health Care	5.5%
Industrials	14.7%
Information Technology	3.6%
Materials	3.8%
Telecommunication Services	3.6%
Utilities	0.5%

100.0%

20

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
Consumer Discretionary — (15.5%)
Carnival Corp.	2,624,598	$76,428,294	1.0%
CBS Corp. Class B	3,870,469	45,555,420	0.6%
Comcast Corp. Class A	11,512,642	166,933,309	2.2%
Comcast Corp. Special Class A	3,396,043	47,612,523	0.6%
#Disney (Walt) Co.	4,577,802	125,294,441	1.7%
*Liberty Media Corp. Entertainment Class A	2,954,309	91,051,803	1.2%
*Liberty Media Corp. Interactive Class A	3,585,265	40,656,905	0.6%
News Corp. Class A	5,810,104	66,932,398	0.9%
Time Warner Cable, Inc.	1,980,956	78,128,905	1.0%
Time Warner, Inc.	6,114,193	184,159,493	2.5%
Other Securities		325,704,783	4.3%

Total Consumer Discretionary		1,248,458,274	16.6%

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	1,723,060	51,898,567	0.7%
CVS Caremark Corp.	4,840,631	170,874,274	2.3%
Kraft Foods, Inc.	2,137,904	58,835,118	0.8%
Other Securities		193,282,891	2.5%

Total Consumer Staples		474,890,850	6.3%

Energy — (13.0%)
Anadarko Petroleum Corp.	2,760,568	168,201,408	2.2%
#Chesapeake Energy Corp.	2,647,458	64,862,721	0.9%
ConocoPhillips	5,213,766	261,626,778	3.5%
Marathon Oil Corp.	3,280,335	104,872,310	1.4%
*National-Oilwell, Inc.	1,160,300	47,560,697	0.6%
XTO Energy, Inc.	2,156,495	89,623,932	1.2%
Other Securities		306,390,542	4.1%

Total Energy		1,043,138,388	13.9%

Financials — (29.1%)
Allstate Corp.	2,596,315	76,773,035	1.0%
Bank of America Corp.	16,675,426	243,127,711	3.2%
Bank of New York Mellon Corp.	1,972,678	52,591,595	0.7%
#Capital One Financial Corp.	1,815,684	66,454,034	0.9%
Chubb Corp.	1,669,873	81,022,238	1.1%
Citigroup, Inc.	19,573,191	80,054,351	1.1%
CME Group, Inc.	203,881	61,696,429	0.8%
JPMorgan Chase & Co.	7,983,370	333,465,365	4.4%
#Loews Corp.	2,592,160	85,800,496	1.1%
MetLife, Inc.	4,663,914	158,712,993	2.1%
#Morgan Stanley	3,619,297	116,251,820	1.5%
PNC Financial Services Group, Inc.	1,190,568	58,266,398	0.8%
Prudential Financial, Inc.	1,918,000	86,751,140	1.2%
Travelers Cos., Inc. (The)	3,328,076	165,704,904	2.2%
Unum Group	1,898,589	37,876,851	0.5%
Other Securities		634,916,189	8.5%

Total Financials		2,339,465,549	31.1%

Health Care — (5.1%)
*Thermo Fisher Scientific, Inc.	1,056,245	47,531,025	0.7%
UnitedHealth Group, Inc.	2,406,388	62,445,769	0.8%
*WellPoint, Inc.	2,580,122	120,646,505	1.6%
Other Securities		181,920,544	2.4%

Total Health Care		412,543,843	5.5%

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THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.7%)
Burlington Northern Santa Fe Corp.	1,930,415	$145,398,858	1.9%
#CSX Corp.	2,287,204	96,474,265	1.3%
#FedEx Corp.	599,693	43,591,684	0.6%
General Electric Co.	18,139,800	258,673,548	3.4%
Norfolk Southern Corp.	2,186,220	101,921,576	1.4%
#Northrop Grumman Corp.	1,926,678	96,584,368	1.3%
Union Pacific Corp.	2,835,808	156,366,453	2.1%
Other Securities		203,214,199	2.7%

Total Industrials		1,102,224,951	14.7%

Information Technology — (3.3%)
*Computer Sciences Corp.	946,932	48,018,922	0.7%
Other Securities		219,566,373	2.9%

Total Information Technology		267,585,295	3.6%

Materials — (3.6%)
#Alcoa, Inc.	4,317,440	53,622,605	0.7%
#Dow Chemical Co.	3,993,594	93,769,587	1.3%
#International Paper Co.	1,909,245	42,595,256	0.6%
#Weyerhaeuser Co.	1,105,551	40,175,723	0.5%
Other Securities		54,072,078	0.7%

Total Materials		284,235,249	3.8%

Telecommunication Services — (3.4%)
#AT&T, Inc.	8,438,300	216,611,161	2.9%
Other Securities		52,619,682	0.7%

Total Telecommunication Services		269,230,843	3.6%

Utilities — (0.5%)
Other Securities		39,398,283	0.5%

TOTAL COMMON STOCKS		7,481,171,525	99.6%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $39,850,000 FNMA 6.50%, 6/25/39, valued at $42,888,563) to be repurchased at $42,250,669	$42,250	42,250,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.4%)
§@DFA Short Term Investment Fund LP	512,733,772	512,733,772	6.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $3,853,074 FHLMC 5.793%(r), 01/01/37 & 5.945%(r), 07/01/37, valued at $2,684,003) to be repurchased at $2,605,845	$2,606	2,605,828	0.1%

TOTAL SECURITIES LENDING COLLATERAL		515,339,600	6.9%

TOTAL INVESTMENTS — (100.0%) (Cost $6,877,390,667)		$8,038,761,125	107.1%

22

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,248,458,274	$—	—	$1,248,458,274
Consumer Staples	474,890,850	—	—	474,890,850
Energy	1,043,138,388	—	—	1,043,138,388
Financials	2,339,465,549	—	—	2,339,465,549
Health Care	412,543,843	—	—	412,543,843
Industrials	1,102,224,951	—	—	1,102,224,951
Information Technology	267,585,295	—	—	267,585,295
Materials	284,235,249	—	—	284,235,249
Telecommunication Services	269,230,843	—	—	269,230,843
Utilities	39,398,283	—	—	39,398,283
Temporary Cash Investments	—	42,250,000	—	42,250,000
Securities Lending Collateral	—	515,339,600	—	515,339,600

TOTAL	$7,481,171,525	$557,589,600	—	$8,038,761,125

See accompanying Notes to Financial Statements.

23

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:

Investments at Value (including $470,665 of securities on loan)	$7,481,171
Temporary Cash Investments at Value & Cost	42,250
Collateral Received from Securities on Loan at Value & Cost	515,340
Cash	1
Receivables:
Investment Securities Sold	1,660
Dividends and Interest	7,943
Securities Lending Income	700
Fund Shares Sold	365

Total Assets	8,049,430

LIABILITIES:
Payables:
Upon Return of Securities Loaned	515,340
Investment Securities Purchased	22,419
Fund Shares Redeemed	2,242
Due to Advisor	659
Accrued Expenses and Other Liabilities	370

Total Liabilities	541,030

NET ASSETS	$7,508,400

Investments at Cost	$6,319,801

See accompanying Notes to Financial Statements.

24

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income

Dividends (Net of Foreign Taxes Withheld of $20)	$150,233
Interest	170
Income from Securities Lending	13,048

Total Investment Income	163,451

Expenses
Investment Advisory Services Fees	6,414
Accounting & Transfer Agent Fees	695
Custodian Fees	73
Shareholders’ Reports	66
Directors’/Trustees’ Fees & Expenses	120
Professional Fees	301
Other	702

Total Expenses	8,371

Net Investment Income (Loss)	155,080

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(122,113)
Futures	7,204
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	1,161,370
Futures	(29)

Net Realized and Unrealized Gain (Loss)	1,046,432

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,201,512

See accompanying Notes to Financial Statements.

25

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$155,080	$166,016	$146,991
Net Realized Gain (Loss) on:
Investment Securities Sold	(122,113)	(422,637)	(118,412)
Futures	7,204	(1,861)	—
In-Kind Redemptions	—	52,271 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	1,161,370	(3,601,292)	(150,559)
Futures	(29)	29	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,201,512	(3,807,474)	(121,980)

Transactions in Interest:
Contributions	734,173	1,370,762 †	1,783,358 †
Withdrawals	(1,166,648)	(983,247)*†	(368,362)†

Net Increase (Decrease) from Transactions in Interest	(432,475)	387,515	1,414,996

Total Increase (Decrease) in Net Assets	769,037	(3,419,959)	1,293,016
Net Assets
Beginning of Period	6,739,363	10,159,322	8,866,306

End of Period	$7,508,400	$6,739,363	$10,159,322

*	See Note J in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

26

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES†

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%

Net Assets, End of Period (thousands)	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587	$3,919,913
Ratio of Expenses to Average Net Assets	0.13%	0.11	%(B)	0.11%	0.12%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.42%	1.97	%(B)	1.44%	1.68%	1.56%	1.41%
Portfolio Turnover Rate	29%	19	%(C)	9%	13%	9%	7%

See page 1 for the Definitions of Abbreviations and Footnotes.

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

27

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The U. S. Large Cap Value Series (the “Series”) is presented in this report.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, had elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—     Level 1 – quoted prices in active markets for identical securities

28

—     Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—     Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S.Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $183 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

3.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

29

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,964,487
Sales	1,887,094

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its respective partners.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,877,391	$1,296,505	$(135,135)	$1,161,370

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

30

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the location of realized and change in unrealized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009:

31

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the Series’ location of realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Cap Value Series*	$7,204

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
The U.S. Large Cap Value Series*	$(29)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.90%	$11,126	5	$3	$31,000

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

32

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $52,271 (in thousands) of net gain.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Cap Value Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Cap Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

34

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*								Need for 50% Voted 40Act:

1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

* Results are for all Series within DFAITC

The U.S. Large Cap Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	450,089,477	90.34%	13,835,372	2.78%	34,296,468	6.88%	90.12%	2.77%	6.87%
5b	Making Loans	446,508,610	89.62%	17,323,887	3.48%	34,388,819	6.90%	89.41%	3.47%	6.89%
5c	Investments in Real Estate	449,117,076	90.14%	14,867,126	2.98%	34,237,115	6.87%	89.93%	2.98%	6.86%
5d	Investments in Commodities	445,240,298	89.37%	18,945,498	3.80%	34,035,520	6.83%	89.15%	3.79%	6.82%
5e	Diversification of Investments	450,429,968	90.41%	13,968,473	2.80%	33,822,876	6.79%	90.19%	2.80%	6.77%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	442,477,364	88.81%	21,095,580	4.23%	34,648,372	6.95%	88.60%	4.22%	6.94%
6b	Purchasing Securities on Margin	442,025,675	88.72%	21,654,237	4.35%	34,541,405	6.93%	88.51%	4.34%	6.92%
6c	Investing in Restricted or Illiquid Securities	441,905,416	88.70%	21,661,567	4.35%	34,654,334	6.96%	88.48%	4.34%	6.94%
6d	Investing for the Purpose of Exercising Control	446,950,234	89.71%	16,844,128	3.38%	34,426,955	6.91%	89.49%	3.37%	6.89%
6e	Investing in Other Investment Companies	446,376,678	89.59%	17,480,520	3.51%	34,364,119	6.90%	89.38%	3.50%	6.88%
6f	Management Ownership of Securities of an Issuer	446,904,545	89.70%	16,712,196	3.35%	34,604,577	6.95%	89.49%	3.35%	6.93%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	445,817,286	89.48%	18,271,331	3.67%	34,132,700	6.85%	89.27%	3.66%	6.83%
6h	Investing in Securities of Unseasoned Issuers	445,230,922	89.36%	18,304,705	3.67%	34,685,690	6.96%	89.15%	3.67%	6.95%
6i	Investing in Warrants	446,950,388	89.71%	16,531,063	3.32%	34,739,866	6.97%	89.49%	3.31%	6.96%
6j	Writing or Acquiring Options	446,696,672	89.66%	16,985,456	3.41%	34,539,189	6.93%	89.44%	3.40%	6.92%

35

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

36

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

37

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief

Executive Officer and

President of DFAIDG, DIG

and DEM. Chairman,

Trustee, Chief Executive

Officer, Chief Investment

Officer and President of

DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment

Officer and Vice President

of DFAIDG, DIG and DEM.

Trustee, Chief Investment

Officer and Vice President

of DFAITC

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies	Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

38

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).
Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).
Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

40

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).
Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Christian Newton Vice President Age: 34	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.
Gerard K. O’Reilly Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).
Daniel C. Ong Vice President Age: 35	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).
Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

41

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).
David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).
Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).
Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

42

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).
Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

43

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

44

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)	Qualifying Short-Term Capital Gain(4)
U.S. Large Cap Value Portfolio II	5%	—	95%	100%	100%	100%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

45

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Cap Value Portfolio III

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth

Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association

Investment Footnotes
†	See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
§	Affiliated Fund.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules
—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

U.S. Large Cap Value Portfolio III vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000 Growth® Index and Russell 2000® Value Index.

Total Return for 12 Months Ended October 31, 2009
Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009
Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

3

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 213 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 11.88% for the Portfolio and 4.78% for the Russell 1000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Master Fund’s greater exposure to stocks with more pronounced value characteristics and composition differences along the value/growth dimension added approximately 4.2% to the relative performance. Differences in sector weights between the Portfolio and Index also contributed to the outperformance. The Master Fund’s larger allocation than the Index to consumer discretionary stocks, due to its strategy of maintaining consistent large cap value exposure, added approximately 3% to relative performance. The Portfolio also benefited from composition differences among the Master Fund’s basket of financial stocks, which added approximately 3.6% to relative performance.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2009
EXPENSE TABLE
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,242.30	0.17%	$0.96
Hypothetical 5% Annual Return	$1,000.00	$1,024.35	0.17%	$0.87

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$1,457,793
Receivables:
Affiliated Investment Company Sold	367
Fund Shares Sold	760
Prepaid Expenses and Other Assets	31

Total Assets	1,458,951

LIABILITIES:
Payables:
Fund Shares Redeemed	1,127
Due to Advisor	13
Accrued Expenses and Other Liabilities	110

Total Liabilities	1,250

NET ASSETS	$1,457,701

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	120,445,639

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.10

Investment in Affiliated Investment Company at Cost	$1,230,529

NET ASSETS CONSIST OF:
Paid-In Capital	$1,654,251
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,703
Accumulated Net Realized Gain (Loss)	(427,518)
Net Unrealized Appreciation (Depreciation)	227,265

NET ASSETS	$1,457,701

(1) NUMBER OF SHARES AUTHORIZED	700,000,000

See accompanying Notes to Financial Statements.

7

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends	$28,847
Interest	32
Income from Securities Lending	2,508
Expenses Allocated from Affiliated Investment Company	(1,612)

Total Investment Income	29,775

Expenses
Administrative Services Fees	124
Accounting & Transfer Agent Fees	35
Filing Fees	87
Shareholders’ Reports	84
Directors’/Trustees’ Fees & Expenses	25
Audit Fees	3
Legal Fees	53
Other	15

Total Expenses	426

Net Investment Income (Loss)	29,349

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on Investment Securities Sold	(396,703)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	523,538

Net Realized and Unrealized Gain (Loss)	126,835

Net Increase (Decrease) in Net Assets Resulting from Operations	$156,184

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$29,349	$29,655	$24,308
Net Realized Gain (Loss) on Investment Securities Sold	(396,703)	—	83,262 †
Change in Unrealized Appreciation (Depreciation) of Investment Securities	523,538	(697,115)†	(122,940)†

Net Increase (Decrease) in Net Assets Resulting from Operations	156,184	(667,460)	(15,370)

Distributions From:
Net Investment Income	(31,595)	(29,233)	(23,042)
Net Short-Term Gains	(337)	(463)	(2,528)
Net Long-Term Gains	—	(77,610)	(35,469)

Total Distributions	(31,932)	(107,306)	(61,039)

Capital Share Transactions (1):
Shares Issued	443,167	573,859	386,999
Shares Issued in Lieu of Cash Distributions	30,294	106,838	61,039
Shares Redeemed	(367,343)	(409,826)	(188,907)

Net Increase (Decrease) from Capital Share Transactions	106,118	270,871	259,131

Total Increase (Decrease) in Net Assets	230,370	(503,895)	182,722
Net Assets
Beginning of Period	1,227,331	1,731,226	1,548,504

End of Period	$1,457,701	$1,227,331	$1,731,226

(1) Shares Issued and Redeemed:
Shares Issued	44,182	37,800	19,491
Shares Issued in Lieu of Cash Distributions	3,379	6,224	3,141
Shares Redeemed	(37,163)	(26,294)	(9,517)

Net Increase (Decrease) from Shares Issued and Redeemed	10,398	17,730	13,115

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,703	$6,093	$6,580

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.15	$18.75	$19.55	$16.89	$14.91	$12.50

Income from Investment Operations
Net Investment Income (Loss)	0.25	(A)	0.29	(A)	0.28	(A)	0.31	(A)	0.25	0.14
Net Gains (Losses) on Securities (Realized and Unrealized)	0.97	(6.76)	(0.33)	2.69	1.91	2.54

Total from Investment Operations	1.22	(6.47)	(0.05)	3.00	2.16	2.68

Less Distributions
Net Investment Income	(0.27)	(0.29)	(0.27)	(0.29)	(0.18)	(0.27)
Net Realized Gains	—	(0.84)	(0.48)	(0.05)	—	—

Total Distributions	(0.27)	(1.13)	(0.75)	(0.34)	(0.18)	(0.27)

Net Asset Value, End of Period	$12.10	$11.15	$18.75	$19.55	$16.89	$14.91

Total Return	11.88%	(36.55	)%(C)	(0.35)%	18.10%	14.62%	21.72%

Net Assets, End of Period (thousands)	$1,457,701	$1,227,331	$1,731,226	$1,548,504	$1,122,582	$821,194
Ratio of Expenses to Average Net Assets (D)	0.16%	0.14	%(B)	0.14%	0.14%	0.17%	0.19%
Ratio of Net Investment Income to Average Net Assets	2.37%	1.98	%(B)	1.41%	1.75%	1.60%	1.02%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which U.S. Large Cap Value Portfolio III (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Cap Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 19% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad level as described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

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	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Large Cap Value Portfolio III	$1,457,793	—	—	$1,457,793

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $35 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.    Other:    The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally

12

accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share. (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(143)	$143

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$26,436	$38,031	$64,467
2008	29,705	77,601	107,306
2009	31,932	—	31,932

At October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Total Net Distributable Earnings (Accumulated Losses)
$3,739	—	(427,518)	$(423,779)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforwards of $427,518 (in thousands) available to offset future realized capital gains through October 31, 2017.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,230,529	$251,314	$(24,050)	$227,264

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized

13

tax benefit will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took a fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the “Check the Box” election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund’s net assets or net asset value per share.

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
U.S. Large Cap Value Portfolio	$(606,345)	$606,345
U.S. Large Cap Value Portfolio II	(10,872)	10,872
U.S. Large Cap Value Portfolio III	(139,353)	139,353
LWAS/DFA U.S. High Book To Market Portfolio	(7,793)	7,793

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time.

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The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009 .

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, one shareholder held approximately 71% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Cap Value Portfolio III and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Value Portfolio III (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

16

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

	Shares Voted						Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain/ WithHold
Proposal 1: Election of Directors for DIG*
1a David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain/ WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

U.S. Large Cap Value Portfolio III

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain/ WithHold	Non- Vote
Proposals:

5 To approve amendments to certain fundamental investment restrictions
5a Borrowing Money	58,143,575	93.51%	1,625,867	2.61%	2,408,936	3.87%	NA	NA	48.59%	1.36%	2.01%	NA
5b Making Loans	58,177,317	93.57%	1,578,105	2.54%	2,422,954	3.90%	NA	NA	48.62%	1.32%	2.02%	NA
5c Investments in Real Estate	56,688,520	91.17%	3,045,589	4.90%	2,444,269	3.93%	NA	NA	47.37%	2.55%	2.04%	NA
5d Investments in Commodities	56,607,923	91.04%	3,160,852	5.08%	2,409,603	3.88%	NA	NA	47.31%	2.64%	2.01%	NA
5e Diversification of Investments	58,601,288	94.25%	1,193,719	1.92%	2,383,371	3.83%	NA	NA	48.97%	1.00%	1.99%	NA

6 To approve the elimination of certain fundamental investment restrictions
6a Pledging, Mortgaging, or Hypothecating Assets	56,302,806	90.55%	3,427,284	5.51%	2,448,288	3.94%	NA	NA	47.05%	2.86%	2.05%	NA
6b Purchasing Securities on Margin	56,194,130	90.38%	3,555,084	5.72%	2,429,164	3.91%	NA	NA	46.96%	2.97%	2.03%	NA
6c Investing in Restricted or Illiquid Securities	56,250,759	90.47%	3,518,423	5.66%	2,409,196	3.87%	NA	NA	47.01%	2.94%	2.01%	NA
6d Investing for the Purpose of Exercising Control	58,236,644	93.66%	1,536,653	2.47%	2,405,081	3.87%	NA	NA	48.67%	1.28%	2.01%	NA
6e Investing in Other Investment Companies	58,133,472	93.49%	1,611,603	2.59%	2,433,303	3.91%	NA	NA	48.58%	1.35%	2.03%	NA
6f Management Ownership of Securities of an Issuer	58,179,394	93.57%	1,541,736	2.48%	2,457,248	3.95%	NA	NA	48.62%	1.29%	2.05%	NA
6g Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	56,722,284	91.23%	3,056,514	4.92%	2,399,580	3.86%	NA	NA	47.40%	2.55%	2.01%	NA
6h Investing in Securities of Unseasoned Issuers	57,935,331	93.18%	1,821,612	2.93%	2,421,435	3.89%	NA	NA	48.42%	1.52%	2.02%	NA
6i Investing in Warrants	58,207,826	93.61%	1,537,460	2.47%	2,433,092	3.91%	NA	NA	48.64%	1.28%	2.03%	NA
6j Writing or Acquiring Options	58,133,427	93.49%	1,617,729	2.60%	2,427,222	3.90%	NA	NA	48.58%	1.35%	2.03%	NA
8 Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	58,620,666	94.28%	1,071,257	1.72%	2,486,455	4.00%	NA	NA	48.99%	0.90%	2.08%	NA

17

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The U.S. Large Cap Value Series vs.

Russell 1000® Value Index

October 31, 1999-October 31, 2009

18

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

	Six Months Ended October 31, 2009
EXPENSE TABLE
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,242.20	0.14%	$0.79
Hypothetical 5% Annual Return	$1,000.00	$1,024.50	0.14%	$0.71

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

19

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The U.S. Large Cap Value Series
Consumer Discretionary	16.7%
Consumer Staples	6.4%
Energy	13.9%
Financials	31.3%
Health Care	5.5%
Industrials	14.7%
Information Technology	3.6%
Materials	3.8%
Telecommunication Services	3.6%
Utilities	0.5%

100.0%

20

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (93.1%)
Consumer Discretionary — (15.5%)
Carnival Corp.	2,624,598	$76,428,294	1.0%
CBS Corp. Class B	3,870,469	45,555,420	0.6%
Comcast Corp. Class A	11,512,642	166,933,309	2.2%
Comcast Corp. Special Class A	3,396,043	47,612,523	0.6%
#Disney (Walt) Co.	4,577,802	125,294,441	1.7%
*Liberty Media Corp. Entertainment Class A	2,954,309	91,051,803	1.2%
*Liberty Media Corp. Interactive Class A	3,585,265	40,656,905	0.6%
News Corp. Class A	5,810,104	66,932,398	0.9%
Time Warner Cable, Inc.	1,980,956	78,128,905	1.0%
Time Warner, Inc.	6,114,193	184,159,493	2.5%
Other Securities		325,704,783	4.3%

Total Consumer Discretionary		1,248,458,274	16.6%

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	1,723,060	51,898,567	0.7%
CVS Caremark Corp.	4,840,631	170,874,274	2.3%
Kraft Foods, Inc.	2,137,904	58,835,118	0.8%
Other Securities		193,282,891	2.5%

Total Consumer Staples		474,890,850	6.3%

Energy — (13.0%)
Anadarko Petroleum Corp.	2,760,568	168,201,408	2.2%
#Chesapeake Energy Corp.	2,647,458	64,862,721	0.9%
ConocoPhillips	5,213,766	261,626,778	3.5%
Marathon Oil Corp.	3,280,335	104,872,310	1.4%
*National-Oilwell, Inc.	1,160,300	47,560,697	0.6%
XTO Energy, Inc.	2,156,495	89,623,932	1.2%
Other Securities		306,390,542	4.1%

Total Energy		1,043,138,388	13.9%

Financials — (29.1%)
Allstate Corp.	2,596,315	76,773,035	1.0%
Bank of America Corp.	16,675,426	243,127,711	3.2%
Bank of New York Mellon Corp.	1,972,678	52,591,595	0.7%
#Capital One Financial Corp.	1,815,684	66,454,034	0.9%
Chubb Corp.	1,669,873	81,022,238	1.1%
Citigroup, Inc.	19,573,191	80,054,351	1.1%
CME Group, Inc	203,881	61,696,429	0.8%
JPMorgan Chase & Co.	7,983,370	333,465,365	4.4%
#Loews Corp.	2,592,160	85,800,496	1.1%
MetLife, Inc.	4,663,914	158,712,993	2.1%
#Morgan Stanley	3,619,297	116,251,820	1.5%
PNC Financial Services Group, Inc.	1,190,568	58,266,398	0.8%
Prudential Financial, Inc.	1,918,000	86,751,140	1.2%
Travelers Cos., Inc. (The)	3,328,076	165,704,904	2.2%
Unum Group	1,898,589	37,876,851	0.5%
Other Securities		634,916,189	8.5%

Total Financials		2,339,465,549	31.1%

Health Care — (5.1%)
*Thermo Fisher Scientific, Inc.	1,056,245	47,531,025	0.7%
UnitedHealth Group, Inc.	2,406,388	62,445,769	0.8%
*WellPoint, Inc.	2,580,122	120,646,505	1.6%
Other Securities		181,920,544	2.4%

Total Health Care		412,543,843	5.5%

21

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.7%)
Burlington Northern Santa Fe Corp.	1,930,415	$145,398,858	1.9%
#CSX Corp.	2,287,204	96,474,265	1.3%
#FedEx Corp.	599,693	43,591,684	0.6%
General Electric Co.	18,139,800	258,673,548	3.4%
Norfolk Southern Corp.	2,186,220	101,921,576	1.4%
#Northrop Grumman Corp.	1,926,678	96,584,368	1.3%
Union Pacific Corp.	2,835,808	156,366,453	2.1%
Other Securities		203,214,199	2.7%

Total Industrials		1,102,224,951	14.7%

Information Technology — (3.3%)
*Computer Sciences Corp.	946,932	48,018,922	0.7%
Other Securities		219,566,373	2.9%

Total Information Technology		267,585,295	3.6%

Materials — (3.6%)
#Alcoa, Inc.	4,317,440	53,622,605	0.7%
#Dow Chemical Co.	3,993,594	93,769,587	1.3%
#International Paper Co.	1,909,245	42,595,256	0.6%
#Weyerhaeuser Co.	1,105,551	40,175,723	0.5%
Other Securities		54,072,078	0.7%

Total Materials		284,235,249	3.8%

Telecommunication Services — (3.4%)
#AT&T, Inc.	8,438,300	216,611,161	2.9%
Other Securities		52,619,682	0.7%

Total Telecommunication Services		269,230,843	3.6%

Utilities — (0.5%)
Other Securities		39,398,283	0.5%

TOTAL COMMON STOCKS		7,481,171,525	99.6%

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $39,850,000 FNMA 6.50%, 6/25/39, valued at $42,888,563) to be repurchased at $42,250,669	$42,250	42,250,000	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.4%)
§@DFA Short Term Investment Fund LP.	512,733,772	512,733,772	6.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $3,853,074 FHLMC 5.793%(r), 01/01/37 & 5.945%(r), 07/01/37, valued at $2,684,003) to be repurchased at $2,605,845	$2,606	2,605,828	0.1%

TOTAL SECURITIES LENDING COLLATERAL		515,339,600	6.9%

TOTAL INVESTMENTS — (100.0%)
(Cost $6,877,390,667)		$8,038,761,125	107.1%

22

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$1,248,458,274	$—	—	$1,248,458,274
Consumer Staples	474,890,850	—	—	474,890,850
Energy	1,043,138,388	—	—	1,043,138,388
Financials	2,339,465,549	—	—	2,339,465,549
Health Care	412,543,843	—	—	412,543,843
Industrials	1,102,224,951	—	—	1,102,224,951
Information Technology	267,585,295	—	—	267,585,295
Materials	284,235,249	—	—	284,235,249
Telecommunication Services	269,230,843	—	—	269,230,843
Utilities	39,398,283	—	—	39,398,283
Temporary Cash Investments	—	42,250,000	—	42,250,000
Securities Lending Collateral	—	515,339,600	—	515,339,600

TOTAL	$7,481,171,525	$557,589,600	—	$8,038,761,125

See accompanying Notes to Financial Statements.

23

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:
Investments at Value (including $470,665 of securities on loan)	$7,481,171
Temporary Cash Investments at Value & Cost	42,250
Collateral Received from Securities on Loan at Value & Cost	515,340
Cash	1
Receivables:
Investment Securities Sold	1,660
Dividends and Interest	7,943
Securities Lending Income	700
Fund Shares Sold	365

Total Assets	8,049,430

LIABILITIES:
Payables:
Upon Return of Securities Loaned	515,340
Investment Securities Purchased	22,419
Fund Shares Redeemed	2,242
Due to Advisor	659
Accrued Expenses and Other Liabilities	370

Total Liabilities	541,030

NET ASSETS	$7,508,400

Investments at Cost	$6,319,801

See accompanying Notes to Financial Statements.

24

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $20)	$150,233
Interest	170
Income from Securities Lending	13,048

Total Investment Income	163,451

Expenses
Investment Advisory Services Fees	6,414
Accounting & Transfer Agent Fees	695
Custodian Fees	73
Shareholders’ Reports	66
Directors’/Trustees’ Fees & Expenses	120
Professional Fees	301
Other	702

Total Expenses	8,371

Net Investment Income (Loss)	155,080

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(122,113)
Futures	7,204
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	1,161,370
Futures	(29)

Net Realized and Unrealized Gain (Loss)	1,046,432

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,201,512

See accompanying Notes to Financial Statements.

25

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$155,080	$166,016	$146,991
Net Realized Gain (Loss) on:
Investment Securities Sold	(122,113)	(422,637)	(118,412)
Futures	7,204	(1,861)	—
In-Kind Redemptions	—	52,271 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	1,161,370	(3,601,292)	(150,559)
Futures	(29)	29	—

Net Increase (Decrease) in Net Assets Resulting from Operations	1,201,512	(3,807,474)	(121,980)

Transactions in Interest:
Contributions	734,173	1,370,762 †	1,783,358 †
Withdrawals	(1,166,648)	(983,247)*†	(368,362)†

Net Increase (Decrease) from Transactions in Interest	(432,475)	387,515	1,414,996

Total Increase (Decrease) in Net Assets	769,037	(3,419,959)	1,293,016
Net Assets
Beginning of Period	6,739,363	10,159,322	8,866,306

End of Period	$7,508,400	$6,739,363	$10,159,322

*	See Note J in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

26

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES†

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	11.90%	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%

Net Assets, End of Period (thousands)	$7,508,400	$6,739,363		$10,159,322	$8,866,306	$5,831,587	$3,919,913
Ratio of Expenses to Average Net Assets	0.13%	0.11	%(B)	0.11%	0.12%	0.14%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.42%	1.97	%(B)	1.44%	1.68%	1.56%	1.41%
Portfolio Turnover Rate	29%	19	%(C)	9%	13%	9%	7%

See page 1 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

27

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The U.S. Large Cap Value Series (the “Series”) is presented in this report.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure, had elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation §301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the fund is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•      Level 1 – quoted prices in active markets for identical securities

28

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S.Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $183 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

3.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

29

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,964,487
Sales	1,887,094

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for Federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its respective partners.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,877,391	$1,296,505	$(135,135)	$1,161,370

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be in a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Effective December 31, 2008, The U.S. Large Cap Value Series, a master fund in a RIC/RIC master-feeder structure with four RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The U.S. Large Cap Value Series was December 30, 2008. For Federal income tax purposes, pursuant to IRC Code §336(a), the master fund recognized a loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognized a gain as if it liquidated its investment in the master. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios took fair market value basis in the securities deemed received by them and a new holding period for those securities commenced on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective “Check the Box” election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(3,038,312,278)	$2,303,664,484	$(698,899)	$735,346,693

30

As a result of the transaction, The U.S. Large Cap Value Series recognized a ($2,303,664,484) capital loss for tax year ended December 30, 2008. Additionally, the fund has written off $3,039,011,176 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the location of realized and change in unrealized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009:

31

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the Series’ location of realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Contracts
The U.S. Large Cap Value Series*	$7,204

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts
The U.S. Large Cap Value Series*	$(29)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.90%	$11,126	5	$3	$31,000

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

32

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $52,271 (in thousands) of net gain.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Cap Value Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Cap Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

34

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

	Shares Voted						Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain /WithHold
Proposal 1: Election of Trustees for DFAITC*								Need for 50% Voted 40Act:
1a David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain /WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

*	Results are for all Series within DFAITC

The U.S. Large Cap Value Series

	Shares Voted						Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain /WithHold
Proposals:
5 To approve amendments to certain fundamental investment restrictions
5a Borrowing Money	450,089,477	90.34%	13,835,372	2.78%	34,296,468	6.88%	90.12%	2.77%	6.87%
5b Making Loans	446,508,610	89.62%	17,323,887	3.48%	34,388,819	6.90%	89.41%	3.47%	6.89%
5c Investments in Real Estate	449,117,076	90.14%	14,867,126	2.98%	34,237,115	6.87%	89.93%	2.98%	6.86%
5d Investments in Commodities	445,240,298	89.37%	18,945,498	3.80%	34,035,520	6.83%	89.15%	3.79%	6.82%
5e Diversification of Investments	450,429,968	90.41%	13,968,473	2.80%	33,822,876	6.79%	90.19%	2.80%	6.77%

6 To approve the elimination of certain fundamental investment restrictions
6a Pledging, Mortgaging, or Hypothecating Assets	442,477,364	88.81%	21,095,580	4.23%	34,648,372	6.95%	88.60%	4.22%	6.94%
6b Purchasing Securities on Margin	442,025,675	88.72%	21,654,237	4.35%	34,541,405	6.93%	88.51%	4.34%	6.92%
6c Investing in Restricted or Illiquid Securities	441,905,416	88.70%	21,661,567	4.35%	34,654,334	6.96%	88.48%	4.34%	6.94%
6d Investing for the Purpose of Exercising Control	446,950,234	89.71%	16,844,128	3.38%	34,426,955	6.91%	89.49%	3.37%	6.89%
6e Investing in Other Investment Companies	446,376,678	89.59%	17,480,520	3.51%	34,364,119	6.90%	89.38%	3.50%	6.88%
6f Management Ownership of Securities of an Issuer	446,904,545	89.70%	16,712,196	3.35%	34,604,577	6.95%	89.49%	3.35%	6.93%
6g Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	445,817,286	89.48%	18,271,331	3.67%	34,132,700	6.85%	89.27%	3.66%	6.83%
6h Investing in Securities of Unseasoned Issuers	445,230,922	89.36%	18,304,705	3.67%	34,685,690	6.96%	89.15%	3.67%	6.95%
6i Investing in Warrants	446,950,388	89.71%	16,531,063	3.32%	34,739,866	6.97%	89.49%	3.31%	6.96%
6j Writing or Acquiring Options	446,696,672	89.66%	16,985,456	3.41%	34,539,189	6.93%	89.44%	3.40%	6.92%

35

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

36

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

37

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment Officer and Vice President of DFAIDG, DIG and DEM.

Trustee, Chief Investment Officer and Vice President of DFAITC
6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies	Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

38

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

40

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

41

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

42

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

43

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

44

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)	Qualifying Short-Term Capital Gain(4)
U.S. Large Cap Value Portfolio III	99%	1%	—	100%	100%	100%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(3)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

45

DIMENSIONAL INVESTMENT GROUP INC.

Emerging Markets Portfolio II

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**	Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may be Non-Income Producing Securities.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules
—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

Emerging Markets Portfolio II vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Gains in emerging markets were better, on average, than in developed markets, although results varied widely among the individual emerging markets countries. For the 12-month period, returns in U.S. dollars were 64.13% for the MSCI Emerging Markets Index (net dividends) and 27.83% for the MSCI World ex USA Index (net dividends).

3

12 Months Ended October 31, 2009

Country	U.S. Dollar Return
Argentina	53.21%
Brazil	91.55%
Chile	61.68%
China	82.16%
Czech Republic	26.83%
Hungary	63.54%
India	77.12%
Indonesia	127.39%
Israel	31.43%
Malaysia	56.99%
Mexico	39.79%
Philippines	50.71%
Poland	23.09%
South Africa	61.69%
South Korea	56.17%
Taiwan	48.86%
Thailand	78.58%
Turkey	68.21%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

Emerging Markets Portfolio II

The Emerging Markets Portfolio II seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 654 stocks across 18 emerging countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets. The Master Fund’s target country weights are capped at a ceiling set by the manager in order to limit single-country risk exposure.

As a result of the Master Fund’s diversified approach, performance was generally determined by structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 53.72% for the Portfolio and 64.13% for the MSCI Emerging Markets Index (net dividends). The Portfolio’s relative underperformance was primarily due to differences in country weights and in the composition of the Master Fund’s holdings relative to the Index. Over the period, there was a wider than usual performance difference between the best and worst performing stocks within countries, industry sectors, and asset classes, consequently, slight differences in weights or in holdings between the Portfolio and Index had a significant impact on relative performance.

4

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,382.30	0.38%	$2.28
Hypothetical 5% Annual Return	$1,000.00	$1,023.29	0.38%	$1.94

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The Emerging Markets Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$142,232
Receivable for Fund Shares Sold	182
Prepaid Expenses and Other Assets	9

Total Assets	142,423

LIABILITIES:
Payables:
Affiliated Investment Company Purchased	182
Due to Advisor	19
Accrued Expenses and Other Liabilities	16

Total Liabilities	217

NET ASSETS	$142,206

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	6,426,134

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$22.13

Investment in Affiliated Investment Company at Cost	$65,197

NET ASSETS CONSIST OF:
Paid-In Capital	$146,429
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	2,685
Accumulated Net Realized Gain (Loss)	(83,942)
Deferred Thailand Capital Gains Tax	(5)
Net Unrealized Foreign Exchange Gain (Loss)	4
Net Unrealized Appreciation (Depreciation)	77,035

NET ASSETS	$142,206

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

7

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $356)	$3,182
Interest	5
Income from Securities Lending	242
Expenses Allocated from Affiliated Investment Company	(242)

Total Investment Income	3,187

Expenses
Administrative Services Fees	183
Accounting & Transfer Agent Fees	15
Filing Fees	16
Shareholders’ Reports	18
Directors’/Trustees’ Fees & Expenses	1
Professional Fees	3

Total Expenses	236

Net Investment Income (Loss)	2,951

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	3,063
Futures	(198)
Foreign Currency Transactions	5
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	49,707
Futures	(2)
Translation of Foreign Currency Denominated Amounts	14
Change in Deferred Thailand Capital Gains Tax	(102)

Net Realized and Unrealized Gain (Loss)	52,487

Net Increase (Decrease) in Net Assets Resulting from Operations	$55,438

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,951	$6,318	$2,898
Net Realized Gain (Loss) on:
Investment Securities Sold	3,063	(86,714)	3,885
Futures	(198)	(12)	—
Foreign Currency Transactions	5	(214)	5
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	49,707	(45,036)	47,846
Futures	(2)	2	—
Translation of Foreign Currency Denominated Amounts	14	(10)	(1)
Change in Deferred Thailand Capital Gains Tax	(102)	190	(57)

Net Increase (Decrease) in Net Assets Resulting from Operations	55,438	(125,476)	54,576

Distributions From:
Net Investment Income	(5,915)	(3,152)	(1,289)
Net Long-Term Gains	—	(2,284)	—

Total Distributions	(5,915)	(5,436)	(1,289)

Capital Share Transactions (1):
Shares Issued	30,454	30,359	240,044
Shares Issued in Lieu of Cash Distributions	5,915	5,436	1,289
Shares Redeemed	(56,278)	(102,918)	(46,626)

Net Increase (Decrease) from Capital Share Transactions	(19,909)	(67,123)	194,707

Total Increase (Decrease) in Net Assets	29,614	(198,035)	247,994
Net Assets
Beginning of Period	112,592	310,627	62,633

End of Period	$142,206	$112,592	$310,627

(1) Shares Issued and Redeemed:
Shares Issued	2,003	1,149	9,033
Shares Issued in Lieu of Cash Distributions	430	192	59
Shares Redeemed	(3,396)	(4,304)	(1,655)

Net Increase (Decrease) from Shares Issued and Redeemed	(963)	(2,963)	7,437

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,685	$5,645	$2,703

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$15.24	$30.01	$21.50	$16.79	$13.03	$9.78

Income from Investment Operations
Net Investment Income (Loss)	0.41	(A)	0.68	(A)	0.53	(A)	0.45	(A)	0.53	(A)	0.24
Net Gains (Losses) on Securities (Realized and Unrealized)	7.29	(14.92)	8.42	4.74	3.47	3.18

Total from Investment Operations	7.70	(14.24)	8.95	5.19	4.00	3.42
Less Distributions
Net Investment Income	(0.81)	(0.31)	(0.44)	(0.48)	(0.24)	(0.17)
Net Realized Gains	—	(0.22)	—	—	—	—

Total Distributions	(0.81)	(0.53)	(0.44)	(0.48)	(0.24)	(0.17)
Net Asset Value, End of Period	$22.13	$15.24	$30.01	$21.50	$16.79	$13.03

Total Return	53.72%	(48.27	)%(C)	42.40%	31.67%	31.22%	35.39%
Net Assets, End of Period (thousands)	$142,206	$112,592	$310,627	$62,633	$33,940	$22,778
Ratio of Expenses to Average Net Assets (D)	0.39%	0.35	%(B)	0.39%	0.35%	0.41%	0.53%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.39%	0.35	%(B)	0.43%	0.74%	0.81%	0.93%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.82	%(B)	2.13%	2.38%	3.60%	2.43%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the Emerging Markets Portfolio II (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The Emerging Markets Series (the “Series”), a series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 7% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Emerging Markets Portfolio II	$142,232	—	—	$142,232

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1

11

Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $3 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.    Other:    The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.15% of average daily net assets of the Portfolio.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to realized net foreign currency gains/losses were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

12

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$4	$(4)

The tax character of dividends and distributions declared and paid during and the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$1,289	—	$1,289
2008	3,162	$2,274	5,436
2009	5,915	—	5,915

At October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
$2,688	—	$(83,995)	$(81,307)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2009, the Portfolio had capital loss carryforwards of $83,995 (in thousands) available to offset future realized capital gains through October 31, 2016. During the year ended October 31, 2009, the Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the amount of $2,927 (in thousands).

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$65,143	$77,089	—	$77,089
Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line

13

of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, two shareholders held 100% of the outstanding shares of the Portfolio.

H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Emerging Markets Portfolio II and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

15

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009 Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*

1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

Emerging Markets Portfolio II

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5b	Making Loans	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5c	Investments in Real Estate	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5d	Investments in Commodities	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5e	Diversification of Investments	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6b	Purchasing Securities on Margin	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6c	Investing in Restricted or Illiquid Securities	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6d	Investing for the Purpose of Exercising Control	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6e	Investing in Other Investment Companies	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6f	Management Ownership of Securities of an Issuer	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6h	Investing in Securities of Unseasoned Issuers	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6i	Investing in Warrants	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6j	Writing or Acquiring Options	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	7,146,343	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%

16

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The Emerging Markets Series vs.

MSCI Emerging Markets Index (net dividends)

October 31, 1999-October 31, 2009

17

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,383.70	0.21%	$1.26
Hypothetical 5% Annual Return	$1,000.00	$1,024.15	0.21%	$1.07

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

18

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The Emerging Market Series
Consumer Discretionary	6.3%
Consumer Staples	8.5%
Energy	12.9%
Financials	20.7%
Health Care	3.4%
Industrials	6.5%
Information Technology	13.7%
Materials	13.5%
Other	—
Telecommunication Services	10.7%
Utilities	3.8%

100.0%

19

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (82.9%)
ARGENTINA — (0.1%)
Other Securities		$1,818,247	0.1%

BRAZIL — (5.8%)
Companhia Siderurgica Nacional SA	367,276	12,132,034	0.6%
Petroleo Brasilerio SA ADR (71654V101)	1,256,219	50,399,506	2.4%
Petroleo Brasilerio SA ADR (71654V408)	914,546	42,270,316	2.0%
Other Securities		30,983,709	1.4%

TOTAL BRAZIL		135,785,565	6.4%

CHILE — (1.7%)
Empresa Nacional de Electricidad SA Sponsored ADR	207,763	9,534,244	0.4%
Other Securities		29,219,969	1.4%

TOTAL CHILE		38,754,213	1.8%

CHINA — (9.4%)
Bank of China, Ltd.	56,691,000	32,598,740	1.6%
#China Life Insurance Co., Ltd. ADR	250,705	17,200,870	0.8%
China Mobile, Ltd. Sponsored ADR	696,697	32,556,651	1.5%
#CNOOC, Ltd. ADR	67,956	10,121,367	0.5%
*Industrial & Commercial Bank of China, Ltd.	34,093,000	27,124,901	1.3%
#PetroChina Co., Ltd. ADR	115,210	13,829,808	0.7%
Tencent Holdings, Ltd.	700,600	12,199,255	0.6%
Other Securities		74,618,243	3.5%

TOTAL CHINA		220,249,835	10.5%

CZECH REPUBLIC — (1.0%)
CEZ A.S.	301,862	14,864,947	0.7%
Other Securities		8,518,048	0.4%

TOTAL CZECH REPUBLIC		23,382,995	1.1%

HUNGARY — (1.5%)
#*OTP Bank NYRT	618,710	17,397,809	0.8%
Other Securities		17,906,431	0.9%

TOTAL HUNGARY		35,304,240	1.7%

INDIA — (11.2%)
HDFC Bank, Ltd.	386,733	13,175,290	0.6%
Hindustan Unilever, Ltd.	1,633,609	9,748,048	0.5%
Infosys Technologies, Ltd.	657,429	30,520,259	1.4%
Infosys Technologies, Ltd. Sponsored ADR	233,496	10,740,816	0.5%
ITC, Ltd.	2,007,345	10,823,298	0.5%
Larsen & Toubro, Ltd.	371,281	12,248,925	0.6%
*Reliance Industries, Ltd.	1,030,847	41,707,940	2.0%
Tata Consultancy Services, Ltd.	756,974	10,030,279	0.5%
Other Securities		122,736,201	5.8%

TOTAL INDIA		261,731,056	12.4%

INDONESIA — (2.2%)
PT Astra International Tbk.	4,017,561	12,925,685	0.6%
PT Telekomunikasi Indonesia Tbk.	14,011,140	12,065,191	0.6%
Other Securities		25,780,160	1.2%

TOTAL INDONESIA		50,771,036	2.4%

ISRAEL — (3.6%)
Israel Chemicals, Ltd.	780,753	9,119,540	0.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	888,925	44,872,934	2.1%

20

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ISRAEL — (Continued)
Other Securities		$29,303,182	1.4%

TOTAL ISRAEL		83,295,656	4.0%

MALAYSIA — (4.4%)
CIMB Group Holdings Berhad	3,095,227	11,229,284	0.5%
Other Securities		92,150,262	4.4%

TOTAL MALAYSIA		103,379,546	4.9%

MEXICO — (6.8%)
#America Movil S.A.B. de C.V. Series L	17,737,259	39,145,222	1.8%
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	9,132,314	0.4%
#*Grupo Mexico S.A.B. de C.V. Series B	9,098,785	18,192,402	0.9%
#Wal-Mart de Mexico S.A.B. de C.V. Series V	4,372,680	15,250,358	0.7%
Other Securities		77,158,719	3.7%

TOTAL MEXICO		158,879,015	7.5%

PHILIPPINES — (0.6%)
Other Securities		13,288,391	0.6%

POLAND — (1.3%)
Other Securities		30,821,592	1.5%

RUSSIA — (0.6%)
Other Securities		13,599,374	0.7%

SINGAPORE — (0.0%)
Other Securities		513,710	0.0%

SOUTH AFRICA — (8.2%)
*Anglo American Platinum Corp., Ltd.	114,526	9,954,766	0.5%
Impala Platinum Holdings, Ltd.	478,692	10,402,919	0.5%
MTN Group, Ltd.	1,659,950	24,715,390	1.2%
Naspers, Ltd. Series N	324,237	11,698,218	0.5%
#Sasol, Ltd. Sponsored ADR	1,270,370	47,499,134	2.2%
#Standard Bank Group, Ltd.	843,110	10,570,537	0.5%
Other Securities		77,167,798	3.7%

TOTAL SOUTH AFRICA		192,008,762	9.1%

SOUTH KOREA — (11.5%)
POSCO	46,060	19,088,540	0.9%
#Samsung Electronics Co., Ltd.	97,139	58,451,752	2.8%
*Samsung Electronics Co., Ltd. GDR	49,372	14,972,842	0.7%
Other Securities		174,979,885	8.3%

TOTAL SOUTH KOREA		267,493,019	12.7%

TAIWAN — (9.6%)
Formosa Plastics Corp.	5,051,649	9,689,505	0.5%
Hon Hai Precision Industry Co., Ltd.	4,590,177	17,978,933	0.9%
Media Tek, Inc.	735,527	10,294,431	0.5%
Nan Ya Plastic Corp.	7,084,565	11,269,977	0.5%
Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	40,609,637	1.9%
Other Securities		133,066,226	6.3%

TOTAL TAIWAN		222,908,709	10.6%

THAILAND — (1.4%)
Other Securities		32,436,355	1.5%

TURKEY — (2.0%)
Turkiye Garanti Bankasi A.S.	2,842,585	10,322,968	0.5%

21

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
TURKEY — (Continued)
Other Securities		$36,814,452	1.7%

TOTAL TURKEY		47,137,420	2.2%

TOTAL COMMON STOCKS		1,933,558,736	91.7%

PREFERRED STOCKS — (7.1%)
BRAZIL — (7.1%)
Banco Bradesco SA	1,309,200	25,610,259	1.2%
#Companhia de Bebidas das Americas Preferred ADR	151,600	13,656,128	0.7%
Gerdau SA	756,268	11,398,113	0.5%
Itau Unibanco Holding SA	1,765,755	33,589,042	1.6%
Vale SA Series A	1,412,691	31,796,775	1.5%
Other Securities		49,632,382	2.4%

TOTAL BRAZIL		165,682,699	7.9%

TOTAL PREFERRED STOCKS		165,682,699	7.9%

RIGHTS/WARRANTS — (0.0%)
SOUTH AFRICA — (0.0%)
Other Securities		40,450	0.0%

TAIWAN — (0.0%)
Other Securities		8,490	0.0%

TOTAL RIGHTS/WARRANTS		48,940	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $310,000 FNMA 6.50%, 06/25/39, valued at $326,275) to be repurchased at $317,005	$317	317,000	0.0%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund LP	226,669,881	226,669,881	10.7%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $6,420,547) to be repurchased at $6,294,691	$6,295	6,294,654	0.3%

TOTAL SECURITIES LENDING COLLATERAL		232,964,535	11.0%

TOTAL INVESTMENTS — (100.0%) (Cost $1,297,590,646)		$2,332,571,910	110.6%

22

THE EMERGING MARKETS SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)

	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$1,818,247	—	—	$1,818,247
Brazil	135,785,565	—	—	135,785,565
Chile	38,754,213	—	—	38,754,213
China	81,011,010	$139,238,825	—	220,249,835
Czech Republic	—	23,382,995	—	23,382,995
Hungary	—	35,304,240	—	35,304,240
India	16,626,590	245,104,466	—	261,731,056
Indonesia	—	50,771,036	—	50,771,036
Israel	44,872,934	38,422,722	—	83,295,656
Malaysia	—	103,379,546	—	103,379,546
Mexico	158,715,803	163,212	—	158,879,015
Philippines	—	13,288,391	—	13,288,391
Poland	—	30,821,592	—	30,821,592
Russia	206,569	13,392,805	—	13,599,374
Singapore	—	513,710	—	513,710
South Africa	64,231,071	127,777,691	—	192,008,762
South Korea	2,797,395	264,695,624	—	267,493,019
Taiwan	3,072,894	219,835,815	—	222,908,709
Thailand	32,436,355	—	—	32,436,355
Turkey	—	47,137,420	—	47,137,420
Preferred Stocks
Brazil	165,682,699	—	—	165,682,699
Rights/Warrants
South Africa	40,450	—	—	40,450
Taiwan	—	8,490	—	8,490
Temporary Cash Investments	—	317,000	—	317,000
Securities Lending Collateral	—	232,964,535	—	232,964,535

TOTAL	$746,051,795	$1,586,520,115	—	$2,332,571,910

See accompanying Notes to Financial Statements.

23

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:
Investments at Value (including $213,269 of securities on loan)	$2,099,290
Temporary Cash Investments at Value & Cost	317
Collateral Received from Securities on Loan at Value & Cost	232,965
Foreign Currencies at Value	1,950
Cash	21
Receivables:
Investment Securities Sold	6,815
Dividends, Interest and Tax Reclaims	3,192
Securities Lending Income	185
Fund Shares Sold	188
Unrealized Gain on Foreign Currency Contracts	6

Total Assets	2,344,929

LIABILITIES:
Payables:
Upon Return of Securities Loaned	232,965
Fund Shares Redeemed	67
Due to Advisor	184
Deferred Thailand Capital Gains Tax	2,154
Accrued Expenses and Other Liabilities	243

Total Liabilities	235,613

NET ASSETS	$2,109,316

Investments at Cost	$1,064,309

Foreign Currencies at Cost	$1,958

See accompanying Notes to Financial Statements.

24

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $4,972)	$43,658
Interest	73
Income from Securities Lending	3,350

Total Investment Income	47,081

Expenses
Investment Advisory Services Fees	1,697
Accounting & Transfer Agent Fees	203
Custodian Fees	1,105
Shareholders’ Reports	17
Directors’/Trustees’ Fees & Expenses	22
Professional Fees	127
Other	210

Total Expenses	3,381

Net Investment Income (Loss)	43,700

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	40,421
Futures	(2,920)
Foreign Currency Transactions	(24)
In-Kind Redemptions	17,805 *
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	642,058
Futures	(32)
Translation of Foreign Currency Denominated Amounts	210
Change in Deferred Thailand Capital Gains Tax	(1,366)

Net Realized and Unrealized Gain (Loss)	696,152

Net Increase (Decrease) in Net Assets Resulting from Operations	$739,852

*	See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

25

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$43,700	$82,436	$76,347
Net Realized Gain (Loss) on:
Investment Securities Sold	40,421	(59,927)	143,019
Futures	(2,920)	(361)	—
Foreign Currency Transactions	(24)	(1,036)	(111)
In-Kind Redemptions	17,805 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	642,058	(1,612,126)	859,017
Futures	(32)	32	—
Translation of Foreign Currency Denominated Amounts	210	(139)	(27)
Change in Deferred Thailand Capital Gains Tax	(1,366)	2,797	(884)

Net Increase (Decrease) in Net Assets Resulting from Operations	739,852	(1,588,324)	1,077,361

Transactions in Interest:
Contributions	162,102	197,789	481,891
Withdrawals	(417,162)*	(692,731)	(266,433)

Net Increase (Decrease) from Transactions in Interest	(255,060)	(494,942)	215,458

Total Increase (Decrease) in Net Assets	484,792	(2,083,266)	1,292,819
Net Assets
Beginning of Period	1,624,524	3,707,790	2,414,971

End of Period	$2,109,316	$1,624,524	$3,707,790

*	See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

26

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

FINANCIAL HIGHLIGHTS

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	53.99%	(48.15	)%(C)	42.62%	31.87%	31.23%	35.47%
Net Assets, End of Period (thousands)	$2,109,316	$1,624,524		$3,707,790	$2,414,971	$1,852,565	$1,160,262
Ratio of Expenses to Average Net Assets	0.20%	0.18	%(B)	0.19%	0.20%	0.27%	0.31%
Ratio of Net Investment Income to Average Net Assets	2.57%	3.00	%(B)	2.52%	2.54%	3.70%	2.63%
Portfolio Turnover Rate	14%	19	%(C)	7%	11%	9%	2%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

27

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The Emerging Markets Series (the “Series”) is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the

28

market values of foreign investments). When the Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $48 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities

29

purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Series’ investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Series accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. The Series is also subject to a 15% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$230,547
Sales	367,789

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Tax:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

Some of the Series’ investments are in securities considered to be “passive foreign investment companies” for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At October 31, 2009, the Series had no cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the year ended October 31, 2009, there were no realized gains on the sale of passive foreign investment companies to be reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

30

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,299,053	$1,057,665	$(24,146)	$1,033,519

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

31

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the Series’ location and value of realized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income

Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the location of realized and change in unrealized gains and losses on the Series’ Statements of Operations for the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income

Equity Contracts
The Emerging Markets Series*	$(2,920)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Equity Contracts
The Emerging Markets Series*	$(32)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted

32

to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.91%	$3,365	87	$7	$13,587

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not

33

recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in-capital. During the year ended October 31, 2009, the Series realized $17,805 (in thousands) of net gain.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Emerging Markets Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, broker and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

35

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*
1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

*	Results are for all Series within DFAITC

The Emerging Markets Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	52,121,556	93.84%	1,664,956	3.00%	1,757,089	3.16%	87.03%	2.78%	2.93%
5b	Making Loans	52,099,490	93.80%	1,648,888	2.97%	1,795,223	3.23%	86.99%	2.75%	3.00%
5c	Investments in Real Estate	52,397,882	94.34%	1,398,009	2.52%	1,747,709	3.15%	87.49%	2.33%	2.92%
5d	Investments in Commodities	52,040,226	93.69%	1,748,233	3.15%	1,755,143	3.16%	86.89%	2.92%	2.93%
5e	Diversification of Investments	52,611,281	94.72%	1,181,063	2.13%	1,751,257	3.15%	87.85%	1.97%	2.92%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	51,861,192	93.37%	1,894,995	3.41%	1,787,414	3.22%	86.60%	3.16%	2.98%
6b	Purchasing Securities on Margin	51,912,008	93.46%	1,862,926	3.35%	1,768,666	3.18%	86.68%	3.11%	2.95%
6c	Investing in Restricted or Illiquid Securities	51,782,840	93.23%	1,972,942	3.55%	1,787,818	3.22%	86.47%	3.29%	2.99%
6d	Investing for the Purpose of Exercising Control	52,148,416	93.89%	1,633,661	2.94%	1,761,524	3.17%	87.08%	2.73%	2.94%
6e	Investing in Other Investment Companies	52,226,140	94.03%	1,552,404	2.79%	1,765,057	3.18%	87.21%	2.59%	2.95%
6f	Management Ownership of Securities of an Issuer	52,340,283	94.23%	1,414,052	2.55%	1,789,266	3.22%	87.40%	2.36%	2.99%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	49,027,368	88.27%	4,764,525	8.58%	1,751,708	3.15%	81.86%	7.96%	2.92%
6h	Investing in Securities of Unseasoned Issuers	52,200,460	93.98%	1,550,569	2.79%	1,792,572	3.23%	87.16%	2.59%	2.99%
6i	Investing in Warrants	52,426,418	94.39%	1,350,164	2.43%	1,767,018	3.18%	87.54%	2.25%	2.95%
6j	Writing or Acquiring Options	52,093,118	93.79%	1,682,479	3.03%	1,768,004	3.18%	86.98%	2.81%	2.95%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	52,843,359	95.14%	879,647	1.58%	1,820,595	3.28%	88.24%	1.47%	3.04%

36

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	52,852,461	95.15%	862,958	1.55%	1,828,182	3.29%	88.25%	1.44%	3.05%

37

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

38

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

39

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM.

Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.

6300 Bee Cave Road, Building One Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment Officer and Vice President of DFAIDG, DIG and DEM.

Trustee, Chief Investment Officer and Vice President of DFAITC

6300 Bee Cave Road, Building One Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies

Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

40

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

41

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

42

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

43

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

44

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

45

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

46

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
Emerging Markets Portfolio II	100%	—	100%	100%	100%	4%	60%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of ordinary income (i.e., the sum of short-term capital gain and net investment income) distributions made during the period.

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

47

DIMENSIONAL INVESTMENT GROUP INC.

Tax-Managed U.S. Marketwide Value Portfolio II

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FHLMC	Federal Home Loan Mortgage Corporation

Investment Footnotes

†	See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
(r)	The adjustable rate shown is effective as of October 31, 2009.
(y)	The rate shown is the effective yield.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
REIT	Real Estate Investment Trust
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

Tax-Managed U.S. Marketwide Value Portfolio II vs.

Russell 3000® Value Index

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

U.S. Equity Market Review	12 Months Ended October 31, 2009

The year ending October 31, 2009, was among the most volatile periods in U.S. market history. Broad market returns were positive with stocks represented by the mid cap index outperforming those within both small cap and large cap indexes and stocks represented by the growth index outperforming those represented by the value index. Investors moving out of stocks, beginning in late 2008 and extending into early 2009, contributed to high volatility and negative returns over that period. Markets turned sharply higher in March, and the size and value premiums both turned positive over the eight months ending October 2009. Although the large cap index outperformed the small cap index, and the growth index outperformed the value index, returns within the broader market (Russell 3000® Index) demonstrate that there was a positive small size premium and a positive value premium. This counterintuitive result occurred because the stock markets were characterized by extreme volatility, and the indexes, which are reconstituted annually, were not able to rebalance during the course of the year to maintain their intended asset class exposure. Among the most important factors explaining differences in the behavior of diversified equity portfolios are the company size and company value/growth characteristics of the portfolio’s holdings. Size is measured by market capitalization, and value classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 12 months ended October 31, 2009, the total return of the Russell Microcap® Index was 5.06%, the Russell 2000® Index was 6.46%, the CRSP 6-10 Index was 20.94%, and the MSCI US Small Cap 1750 Index was 14.11%. Large cap growth stocks outperformed large cap value stocks, as measured by the Russell 1000® Growth Index and Russell 1000® Value Index. Small cap growth stocks outperformed small cap value stocks, by a lesser amount than in large caps, as measured by the Russell 2000® Growth Index and Russell 2000® Index.

Total Return for 12 Months Ended October 31, 2009

Russell 2000® Index (small cap companies)	6.46%
Russell Midcap® Index (mid cap companies)	18.74%
Russell 1000® Index (large cap companies)	11.19%
Russell 3000® Value Index	4.55%
Russell 3000® Growth Index	17.04%

Further dividing the large, mid, and small cap market segments by value and growth characteristics shows more detail in the performance differences over the period.

Total Return for 12 Months Ended October 31, 2009

Russell 1000® Value Index (large cap value companies)	4.78%
Russell 1000® Growth Index (large cap growth companies)	17.50%
Russell Midcap® Value Index (mid cap value companies)	14.52%
Russell Midcap® Growth Index (mid cap growth companies)	22.48%
Russell 2500TM Value Index (small/mid cap value companies)	8.56%
Russell 2500TM Growth Index (small/mid cap growth companies)	18.20%
Russell 2000® Value Index (small cap value companies)	1.95%
Russell 2000® Growth Index (small cap growth companies)	11.34%

Source: Russell data copyright © Russell Investment Group 1995-2009, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 12 months ended October 31, 2009 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of

3

REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in The U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors (the “Advisor”) generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

The portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

Tax-Managed U.S. Marketwide Value Portfolio II

The Tax-Managed U.S. Marketwide Value Portfolio II seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Portfolio also seeks to maximize the after-tax value of a shareholder’s investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Portfolio held 1,410 stocks and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Portfolio’s assets.

As a result of the Master Fund’s diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, total returns were 12.64% for the Portfolio and 4.55% for the Russell 3000® Value Index. The Portfolio benefited from a positive size premium and value premium over the last eight months of the period. Relative to the Index, the Portfolio’s greater exposure to stocks with more pronounced value characteristics added more than 8% to the outperformance. The Portfolio is more inclusive than the Index across the market cap spectrum, particularly in the micro cap range, resulting in a slight size tilt for the Portfolio which also contributed to outperformance.

4

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,238.60	0.26%	$1.47
Hypothetical 5% Annual Return	$1,000.00	$1,023.89	0.26%	$1.33

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$671,411
Receivables:
Fund Shares Sold	326
Prepaid Expenses and Other Assets	35

Total Assets	671,772

LIABILITIES:
Payables:
Affiliated Investment Company Purchased	53
Fund Shares Redeemed	273
Accrued Expenses and Other Liabilities	43

Total Liabilities	369

NET ASSETS	$671,403

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	60,094,293

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.17

Investment in Affiliated Investment Company at Cost	$675,425

NET ASSETS CONSIST OF:
Paid-In Capital	$763,429
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	1,610
Accumulated Net Realized Gain (Loss)	(89,622)
Net Unrealized Appreciation (Depreciation)	(4,014)

NET ASSETS	$671,403

(1) NUMBER OF SHARES AUTHORIZED	500,000,000

See accompanying Notes to Financial Statements.

7

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends	$11,449
Interest	44
Income from Securities Lending	1,565
Expenses Allocated from Affiliated Investment Company	(1,252)

Total Investment Income	11,806

Expenses
Accounting & Transfer Agent Fees	23
Filing Fees	59
Shareholders’ Reports	35
Directors’/Trustees’ Fees & Expenses	7
Audit Fees	2
Legal Fees	5
Other	7

Total Expenses	138

Net Investment Income (Loss)	11,668

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(54,176)
Futures	436
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	124,690
Futures	(4)

Net Realized and Unrealized Gain (Loss)	70,946

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,614

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$11,668	$17,946	$18,204
Net Realized Gain (Loss) on:
Investment Securities Sold	(54,176)	(34,948)	58,675
Futures	436	(793)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	124,690	(378,517)	(76,760)
Futures	(4)	4	—

Net Increase (Decrease) in Net Assets Resulting from Operations	82,614	(396,308)	119

Distributions From:
Net Investment Income	(13,703)	(19,059)	(17,542)
Net Long-Term Gains	—	(43,810)	—

Total Distributions	(13,703)	(62,869)	(17,542)

Capital Share Transactions (1):
Shares Issued	351,837	370,753	209,281
Shares Issued in Lieu of Cash Distributions	13,698	62,846	17,537
Shares Redeemed	(376,733)	(470,998)	(114,505)

Net Increase (Decrease) from Capital Share Transactions	(11,198)	(37,399)	112,313

Total Increase (Decrease) in Net Assets	57,713	(496,576)	94,890
Net Assets
Beginning of Period	613,690	1,110,266	1,015,376

End of Period	$671,403	$613,690	$1,110,266

(1) Shares Issued and Redeemed:
Shares Issued	40,341	26,390	11,360
Shares Issued in Lieu of Cash Distributions	1,482	3,963	966
Shares Redeemed	(41,909)	(33,945)	(6,345)

Net Increase (Decrease) from Shares Issued and Redeemed	(86)	(3,592)	5,981

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,610	$3,645	$4,811

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$10.20	$17.41	$17.57	$15.17	$13.20	$11.08

Income from Investment Operations
Net Investment Income (Loss)	0.21	(A)	0.28	(A)	0.29	(A)	0.26	(A)	0.20	0.13
Net Gains (Losses) on Securities
(Realized and Unrealized)	1.02	(6.42)	(0.16)	2.39	1.94	2.12

Total from Investment Operations	1.23	(6.14)	0.13	2.65	2.14	2.25

Less Distributions
Net Investment Income	(0.26)	(0.31)	(0.29)	(0.25)	(0.17)	(0.13)
Net Realized Gains	—	(0.76)	—	—	—	—

Total Distributions	(0.26)	(1.07)	(0.29)	(0.25)	(0.17)	(0.13)

Net Asset Value, End of Period	$11.17	$10.20	$17.41	$17.57	$15.17	$13.20

Total Return	12.64%	(37.46	)%(C)	0.67%	17.67%	16.36%	20.41%

Net Assets, End of Period (thousands)	$671,403	$613,690	$1,110,266	$1,015,376	$721,743	$505,147
Ratio of Expenses to Average Net Assets (D)	0.26%	0.23	%(B)	0.23%	0.24%	0.26%	0.28%
Ratio of Net Investment Income to Average Net Assets	2.16%	2.07	%(B)	1.59%	1.61%	1.49%	1.11%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which Tax-Managed U.S. Marketwide Value Portfolio II (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The Tax-Managed U.S. Marketwide Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 29% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—   Level 1 – quoted prices in active markets for identical securities

—   Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—   Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

	Valuation Inputs

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Tax-Managed U.S. Marketwide Value Portfolio II	$671,411	—	—	$671,411

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of

11

all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $15 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Portfolio is not charged a fee for these services. The Advisor provides investment advisory services to the Series.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise.

12

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2007	$18,012	$ 1,514	$19,526
2008	19,112	43,757	62,869
2009	13,703	—	13,703

At October 31, 2009, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
$1,584	—	$(89,694)	$(88,110)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2009, the Portfolio had capital loss carryforwards available to offset future realized capital gains through October 31, 2017 (amounts in thousands):

Expires on October 31,
2016	2017	Total
$35,999	$53,695	$89,694

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$675,310	$109,754	$(113,653)	$(3,899)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

13

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, two shareholders held approximately 93% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tax-Managed U.S. Marketwide Value Portfolio II and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

15

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*
1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain /WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

Tax-Managed U.S. Marketwide Value Portfolio II

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain /WithHold	Non-Vote
Proposals:					Need for 50% Voted 40Act:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	28,659,923	90.51%	747,072	2.36%	2,257,992	7.13%	NA	NA	51.84%	1.35%	4.08%	NA
5b	Making Loans	28,618,641	90.38%	827,827	2.61%	2,218,519	7.01%	NA	NA	51.76%	1.50%	4.01%	NA
5c	Investments in Real Estate	28,492,602	89.98%	922,745	2.91%	2,249,640	7.10%	NA	NA	51.54%	1.67%	4.07%	NA
5d	Investments in Commodities	28,551,376	90.17%	900,839	2.84%	2,212,772	6.99%	NA	NA	51.64%	1.63%	4.00%	NA
5e	Diversification of Investments	28,849,234	91.11%	593,874	1.88%	2,221,879	7.02%	NA	NA	52.18%	1.07%	4.02%	NA
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	28,190,349	89.03%	1,232,888	3.89%	2,241,750	7.08%	NA	NA	50.99%	2.23%	4.05%	NA
6e	Investing in Other Investment Companies	28,524,847	90.08%	873,101	2.76%	2,267,039	7.16%	NA	NA	51.59%	1.58%	4.10%	NA
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	28,506,817	90.03%	962,759	3.04%	2,195,411	6.93%	NA	NA	51.56%	1.74%	3.97%	NA
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	28,826,207	91.03%	620,446	1.96%	2,218,334	7.01%	NA	NA	52.14%	1.12%	4.01%	NA

16

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The Tax-Managed U.S. Marketwide Value Series vs.

Russell 3000® Value Index

October 31, 1999-October 31, 2009

17

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,240.10	0.24%	$1.36
Hypothetical 5% Annual Return	$1,000.00	$1,024.00	0.24%	$1.22

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

18

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The Tax-Managed U.S. Marketwide Value Series
Consumer Discretionary	18.5%
Consumer Staples	5.3%
Energy	14.0%
Financials	30.2%
Health Care	4.5%
Industrials	12.2%
Information Technology	6.8%
Materials	3.3%
Other	—
Telecommunication Services	4.3%
Utilities	0.9%

100.0%

19

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (91.3%)
Consumer Discretionary — (16.9%)
Carnival Corp.	688,708	$20,055,177	0.9%
Comcast Corp. Class A	3,570,978	51,779,181	2.3%
Comcast Corp. Special Class A	1,432,185	20,079,234	0.9%
#Disney (Walt) Co.	1,135,556	31,080,168	1.3%
*Liberty Media Corp. Entertainment Class A	578,364	17,825,178	0.8%
News Corp. Class A	1,864,745	21,481,862	0.9%
#News Corp. Class B	855,872	11,639,859	0.5%
Time Warner Cable, Inc.	693,942	27,369,072	1.2%
Time Warner, Inc.	1,534,860	46,229,983	2.0%
Other Securities		173,853,500	7.6%

Total Consumer Discretionary		421,393,214	18.4%

Consumer Staples — (4.8%)
Archer-Daniels-Midland Co.	487,589	14,686,181	0.6%
CVS Caremark Corp.	866,755	30,596,452	1.3%
#Kraft Foods, Inc.	1,077,208	29,644,764	1.3%
Other Securities		45,163,659	2.0%

Total Consumer Staples		120,091,056	5.2%

Energy — (12.8%)
Anadarko Petroleum Corp.	845,068	51,489,993	2.2%
Apache Corp.	185,830	17,490,320	0.8%
#Chesapeake Energy Corp.	618,000	15,141,000	0.7%
ConocoPhillips	1,496,850	75,111,933	3.3%
Marathon Oil Corp.	856,737	27,389,882	1.2%
Valero Energy Corp.	714,360	12,929,916	0.6%
XTO Energy, Inc.	397,536	16,521,596	0.7%
Other Securities		103,389,457	4.5%

Total Energy		319,464,097	14.0%

Financials — (27.6%)
Allstate Corp.	501,660	14,834,086	0.6%
Bank of America Corp.	4,536,955	66,148,804	2.9%
Capital One Financial Corp.	401,285	14,687,031	0.6%
Chubb Corp.	390,477	18,945,944	0.8%
Citigroup, Inc.	3,545,800	14,502,322	0.6%
CME Group, Inc.	67,810	20,519,984	0.9%
JPMorgan Chase & Co.	2,495,918	104,254,495	4.6%
Lincoln National Corp.	464,693	11,073,634	0.5%
Loews Corp.	747,772	24,751,253	1.1%
MetLife, Inc.	847,339	28,834,946	1.3%
Morgan Stanley	628,799	20,197,024	0.9%
PNC Financial Services Group, Inc.	263,050	12,873,667	0.6%
Prudential Financial, Inc.	430,708	19,480,923	0.8%
Travelers Cos., Inc. (The)	769,714	38,324,060	1.7%
Wells Fargo & Co.	529,123	14,561,465	0.6%
Other Securities		265,392,627	11.6%

Total Financials		689,382,265	30.1%

Health Care — (4.1%)
*Thermo Fisher Scientific, Inc.	321,928	14,486,760	0.6%
*WellPoint, Inc.	440,420	20,594,039	0.9%
Other Securities		67,176,867	3.0%

Total Health Care		102,257,666	4.5%

20

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (11.1%)
Burlington Northern Santa Fe Corp.	248,329	$18,704,140	0.8%
CSX Corp.	562,627	23,731,607	1.0%
FedEx Corp.	184,382	13,402,728	0.6%
General Electric Co.	2,283,412	32,561,455	1.4%
Norfolk Southern Corp.	333,288	15,537,887	0.7%
Tyco International, Ltd.	456,370	15,311,214	0.7%
#Union Pacific Corp.	489,811	27,008,179	1.2%
Other Securities		131,483,405	5.7%

Total Industrials		277,740,615	12.1%

Information Technology — (6.2%)
*Computer Sciences Corp.	225,553	11,437,793	0.5%
#Motorola, Inc.	2,108,701	18,071,568	0.8%
Tyco Electronics, Ltd.	549,298	11,672,583	0.5%
Other Securities		112,756,385	4.9%

Total Information Technology		153,938,329	6.7%

Materials — (3.0%)
Dow Chemical Co.	578,018	13,571,863	0.6%
Weyerhaeuser Co.	311,975	11,337,172	0.5%
Other Securities		49,738,377	2.2%

Total Materials		74,647,412	3.3%

Other — (0.0%)
Other Securities		54	0.0%

Telecommunication Services — (3.9%)
AT&T, Inc.	2,510,122	64,434,832	2.8%
Verizon Communications, Inc.	566,352	16,758,356	0.7%
Other Securities		17,187,908	0.8%

Total Telecommunication Services		98,381,096	4.3%

Utilities — (0.9%)
Other Securities		21,258,951	0.9%

TOTAL COMMON STOCKS		2,278,554,755	99.5%

RIGHTS/WARRANTS — (0.0%)
Other Securities		—	0.0%

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	13,814,176	13,814,176	0.6%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (8.2%)
§@DFA Short Term Investment Fund LP	202,493,142	202,493,142	8.8%
@Repurchase Agreement, Deutsche Bank Securities 0.08%,
11/02/09 (Collateralized by $1,886,910 FHLMC 5.793%(r),
01/01/37, valued at $1,059,989) to be repurchased at
$1,029,122	$1,029	1,029,115	0.1%

TOTAL SECURITIES LENDING COLLATERAL		203,522,257	8.9%

TOTAL INVESTMENTS — (100.0%) (Cost $2,552,893,037)		$2,495,891,188	109.0%

21

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$421,361,264	$31,950	—	$421,393,214
Consumer Staples	120,091,056	—	—	120,091,056
Energy	319,464,097	—	—	319,464,097
Financials	689,382,265	—	—	689,382,265
Health Care	102,257,666	—	—	102,257,666
Industrials	277,740,615	—	—	277,740,615
Information Technology	153,931,809	6,520	—	153,938,329
Materials	74,647,412	—	—	74,647,412
Other	—	54	—	54
Telecommunication Services	98,381,096	—	—	98,381,096
Utilities	21,258,951	—	—	21,258,951
Rights/Warrants	—	—	—	—
Temporary Cash Investments	13,814,176	—	—	13,814,176
Securities Lending Collateral	—	203,522,257	—	203,522,257

TOTAL	$2,292,330,407	$203,560,781	—	$2,495,891,188

See accompanying Notes to Financial Statements.

22

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:
Investments at Value (including $185,881 of securities on loan)	$2,278,555
Temporary Cash Investments at Value & Cost	13,814
Collateral Received from Securities on Loan at Value & Cost	203,522
Receivables:
Investment Securities Sold	2,290
Dividends and Interest	2,664
Securities Lending Income	210
Fund Shares Sold	53

Total Assets	2,501,108

LIABILITIES:
Payables:
Upon Return of Securities Loaned	203,522
Investment Securities Purchased	6,575
Fund Shares Redeemed	570
Due to Advisor	403
Accrued Expenses and Other Liabilities	111

Total Liabilities	211,181

NET ASSETS	$2,289,927

Investments at Cost	$2,335,557

See accompanying Notes to Financial Statements.

23

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends	$41,661
Interest	169
Income from Securities Lending	5,646

Total Investment Income	47,476

Expenses
Investment Advisory Services Fees	3,861
Accounting & Transfer Agent Fees	223
Custodian Fees	41
Shareholders’ Reports	11
Directors’/Trustees’ Fees & Expenses	28
Professional Fees	85
Other	218

Total Expenses	4,467

Net Investment Income (Loss)	43,009

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(224,739)
Futures	2,063
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	417,983
Futures	(16)

Net Realized and Unrealized Gain (Loss)	195,291

Net Increase (Decrease) in Net Assets Resulting from Operations	$238,300

See accompanying Notes to Financial Statements.

24

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$43,009	$63,704	$63,884
Net Realized Gain (Loss) on:
Investment Securities Sold	(224,739)	(152,733)	197,904
Futures	2,063	(2,752)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	417,983	(1,321,745)	(257,139)
Futures	(16)	16	—

Net Increase (Decrease) in Net Assets Resulting from Operations	238,300	(1,413,510)	4,649

Transactions in Interest:
Contributions	347,943	457,034	478,784
Withdrawals	(487,040)	(711,380)	(146,412)

Net Increase (Decrease) from Transactions in Interest	(139,097)	(254,346)	332,372

Total Increase (Decrease) in Net Assets	99,203	(1,667,856)	337,021
Net Assets
Beginning of Period	2,190,724	3,858,580	3,521,559

End of Period	$2,289,927	$2,190,724	$3,858,580

See accompanying Notes to Financial Statements.

25

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

FINANCIAL HIGHLIGHTS

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	12.76%	(37.44	)%(C)	0.67%	17.70%	16.44%	20.49%
Net Assets, End of Period (thousands)	$2,289,927	$2,190,724		$3,858,580	$3,521,559	$2,476,387	$1,702,613
Ratio of Expenses to Average Net Assets	0.23%	0.22	%(B)	0.22%	0.22%	0.24%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.23%	2.09	%(B)	1.61%	1.63%	1.52%	1.14%
Portfolio Turnover Rate	28%	40	%(C)	21%	21%	12%	5%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

26

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The Tax-Managed U.S. Marketwide Value Series (the “Series”) is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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2.  Deferred Compensation Plan:   Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $55 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

3.  Other:   Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$549,371
Sales	583,865

There were no purchases or sales of long-term U.S. government securities.

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E. Federal Income Tax:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and net realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,553,643	$383,784	$(441,536)	$(57,752)

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Series’ financial statements. The Series is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements:   The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

2.  Futures Contracts:   The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

29

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the Series location of realized and change in unrealized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net Realized Gain (Loss) on: Futures Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2009 (amounts in thousands):

Realized Gain (Loss) on Derivatives Recognized in Income
Equity Contracts
The Tax-Managed U.S. Marketwide Value Series*	$2,063

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Equity Contracts
The Tax-Managed U.S. Marketwide Value Series*	$(16)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010.

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For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
1.96%	$8,120	19	$8	$18,993

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Tax-Managed U.S. Marketwide Value Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The Tax-Managed U.S. Marketwide Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

33

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain/WithHold
Proposal 1: Election of Trustees for DFAITC*
1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain/WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

*	Results are for all Series within DFAITC

The Tax-Managed U.S. Marketwide Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain/WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	146,890,401	90.32%	4,215,416	2.59%	11,527,664	7.09%	90.32%	2.59%	7.09%
5b	Making Loans	146,648,973	90.17%	4,349,979	2.67%	11,634,529	7.15%	90.17%	2.67%	7.15%
5c	Investments in Real Estate	146,728,379	90.22%	4,371,378	2.69%	11,533,725	7.09%	90.22%	2.69%	7.09%
5d	Investments in Commodities	146,688,336	90.20%	4,544,246	2.79%	11,400,899	7.01%	90.20%	2.79%	7.01%
5e	Diversification of Investments	148,013,098	91.01%	3,279,120	2.02%	11,341,263	6.97%	91.01%	2.02%	6.97%
6	To approve the elimination of certain fundamental investment restrictions
6b	Purchasing Securities on Margin	145,363,087	89.38%	5,839,478	3.59%	11,430,917	7.03%	89.38%	3.59%	7.03%
6e	Investing in Other Investment Companies	147,177,599	90.50%	4,082,139	2.51%	11,373,744	6.99%	90.50%	2.51%	6.99%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	147,268,382	90.55%	3,924,367	2.41%	11,440,733	7.03%	90.55%	2.41%	7.03%

34

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

36

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief
Executive Officer and
President of DFAIDG, DIG
and DEM. Chairman,
Trustee, Chief Executive
Officer, Chief Investment
Officer and President of
DFAITC.
6300 Bee Cave Road,
Building One
Austin, Texas 78746
Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto
Director, Chief Investment
Officer and Vice President
of DFAIDG, DIG and
DEM.
Trustee, Chief Investment
Officer and Vice President
of DFAITC
6300 Bee Cave Road,
Building One
Austin, TX 78746
Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies

Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

37

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

40

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

41

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

42

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

43

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)	Qualifying Short-Term Capital Gain(4)
Tax-Managed U.S. Marketwide Value Portfolio II	100%	—	100%	100%	100%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(3)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

44

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio II

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth

Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized.
(C)	Non-Annualized.
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

DFA International Value Portfolio II vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009
Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009
U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

3

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund,” does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio II

The DFA International Value Portfolio II seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 35.34% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). The Master Fund’s greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009
EXPENSE TABLE
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,350.30	0.33%	$1.95
Hypothetical 5% Annual Return	$1,000.00	$1,023.54	0.33%	$1.68

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$143,907
Receivables:
Affiliated Investment Company Shares Sold	47
Prepaid Expenses and Other Assets	12

Total Assets	143,966

LIABILITIES:
Payables:
Fund Shares Redeemed	47
Due to Advisor	1
Accrued Expenses and Other Liabilities	20

Total Liabilities	68

NET ASSETS	$143,898

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	23,284,863

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$6.18

Investment in Affiliated Investment Company at Cost	$114,008

NET ASSETS CONSIST OF:
Paid-In Capital	$112,330
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	464
Accumulated Net Realized Gain (Loss)	1,200
Net Unrealized Foreign Exchange Gain (Loss)	5
Net Unrealized Appreciation (Depreciation)	29,899

NET ASSETS	$143,898

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

7

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $325)	$3,642
Interest	5
Income from Securities Lending	297
Expenses Allocated from Affiliated Investment Company	(279)

Total Investment Income	3,665

Expenses
Administrative Services Fees	11
Accounting & Transfer Agent Fees	14
Filing Fees	22
Shareholders’ Reports	36
Audit Fees	2
Legal Fees	12
Other	3

Total Expenses	100

Net Investment Income (Loss)	3,565

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	1,232
Futures	(33)
Foreign Currency Transactions	86
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	29,899
Translation of Foreign Currency Denominated Amounts	5

Net Realized and Unrealized Gain (Loss)	31,189

Net Increase (Decrease) in Net Assets Resulting from Operations	$34,754

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$3,565	$8,667	$22,404
Net Realized Gain (Loss) on:
Investment Securities Sold	1,232	50,083 †	16,900 †
Futures	(33)	—	—
Foreign Currency Transactions	86	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	29,899	(229,363)†	70,139 †
Translation of Foreign Currency Denominated Amounts	5	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	34,754	(170,613)	109,443

Distributions From:
Net Investment Income	(3,548)	(12,482)	(20,432)
Net Short-Term Gains	—	(1,773)	(1,258)
Net Long-Term Gains	(63,588)	(14,297)	(8,778)

Total Distributions	(67,136)	(28,552)	(30,468)

Capital Share Transactions (1):
Shares Issued	20,479	18,325	157,119
Shares Issued in Lieu of Cash Distributions	67,136	28,552	30,468
Shares Redeemed	(24,551)	(497,259)	(125,013)

Net Increase (Decrease) from Capital Share Transactions	63,064	(450,382)	62,574

Total Increase (Decrease) in Net Assets	30,682	(649,547)	141,549
Net Assets
Beginning of Period	113,216	762,763	621,214

End of Period	$143,898	$113,216	$762,763

(1) Shares Issued and Redeemed:
Shares Issued	3,777	948	6,917
Shares Issued in Lieu of Cash Distributions	14,796	1,356	1,362
Shares Redeemed	(5,062)	(24,678)	(5,535)

Net Increase (Decrease) from Shares Issued and Redeemed	13,511	(22,374)	2,744

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$464	$365	$3,680

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
(Unaudited)
Net Asset Value, Beginning of Period	$11.58	$23.73	$21.13	$16.50	$14.69	$11.54

Income from Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.54	(A)	0.70	(A)	0.65	(A)	0.48	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	1.23	(11.35)	2.88	5.01	1.76	3.37

Total from Investment Operations	1.40	(10.81)	3.58	5.66	2.24	3.62

Less Distributions
Net Investment Income	(0.21)	(0.84)	(0.64)	(0.64)	(0.41)	(0.44)
Net Realized Gains	(6.59)	(0.50)	(0.34)	(0.39)	(0.02)	(0.03)

Total Distributions	(6.80)	(1.34)	(0.98)	(1.03)	(0.43)	(0.47)

Net Asset Value, End of Period	$6.18	$11.58	$23.73	$21.13	$16.50	$14.69

Total Return	35.34%	(47.93	)%(C)	17.29%	35.74%	15.50%	32.11%

Net Assets, End of Period (thousands)	$143,898	$113,216	$762,763	$621,214	$340,467	$189,176
Ratio of Expenses to Average Net Assets (D)	0.33%	0.26	%(B)	0.25%	0.27%	0.31%	0.37%
Ratio of Net Investment Income to Average Net Assets	3.10%	2.84	%(B)	3.02%	3.41%	3.06%	1.98%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio II (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 2% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 are listed below (in thousands).

11

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio II	$143,907	—	—	$143,907

2.    Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Other Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $3 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3.    Other:    The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets of the Portfolio.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally

12

accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to a reclassification of distributions were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$82	$(82)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$21,690	$ 8,778	$30,468
2008	13,755	14,797	28,552
2009	3,552	63,584	67,136

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$1,671	—	$1,671

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$114,012	$32,855	$(2,960)	$29,895

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

13

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnities; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, two shareholders held 100% of the outstanding shares of the Portfolio.

H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio II and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

15

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain/ WithHold
Proposal 1: Election of Directors for DIG*
1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain/ WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

* Results are for all Portfolios within DIG

DFA International Value Portfolio II

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain/ WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	18,170,366	97.32%	385,907	2.07%	113,647	0.61%	80.98%	1.72%	0.51%
5b	Making Loans	18,186,645	97.41%	358,566	1.92%	124,709	0.67%	81.06%	1.60%	0.56%
5c	Investments in Real Estate	18,171,107	97.33%	385,166	2.06%	113,647	0.61%	80.99%	1.72%	0.51%
5d	Investments in Commodities	18,220,908	97.59%	337,584	1.81%	111,428	0.60%	81.21%	1.50%	0.50%
5e	Diversification of Investments	18,239,106	97.69%	317,167	1.70%	113,647	0.61%	81.29%	1.41%	0.51%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or
	Hypothecating Assets	18,204,336	97.51%	349,355	1.87%	116,229	0.62%	81.13%	1.56%	0.52%
6b	Purchasing Securities on Margin	18,158,736	97.26%	406,017	2.17%	105,167	0.56%	80.93%	1.81%	0.47%
6c	Investing in Restricted or Illiquid Securities	18,178,228	97.37%	386,525	2.07%	105,167	0.56%	81.02%	1.72%	0.47%
6d	Investing for the Purpose of Exercising Control	18,189,241	97.43%	367,032	1.97%	113,647	0.61%	81.07%	1.64%	0.51%
6e	Investing in Other Investment Companies	18,195,856	97.46%	255,262	1.37%	218,802	1.17%	81.10%	1.14%	0.98%
6f	Management Ownership of Securities of an Issuer	18,192,321	97.44%	250,317	1.34%	227,282	1.22%	81.08%	1.12%	1.01%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	18,254,364	97.77%	216,665	1.16%	198,891	1.07%	81.36%	0.97%	0.89%
6h	Investing in Securities of Unseasoned Issuers	18,196,712	97.47%	263,255	1.41%	209,953	1.12%	81.10%	1.17%	0.94%
6i	Investing in Warrants	18,224,492	97.61%	329,199	1.76%	116,229	0.62%	81.22%	1.47%	0.52%
6j	Writing or Acquiring Options	18,208,672	97.53%	345,019	1.85%	116,229	0.62%	81.15%	1.54%	0.52%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	18,229,347	97.64%	304,433	1.63%	136,140	0.73%	81.25%	1.36%	0.61%

16

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

17

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical example for comparison purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

		Six Months Ended October 31, 2009
EXPENSE TABLE
	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,350.50	0.25%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

18

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The DFA International Value Series
Consumer Discretionary	13.2%
Consumer Staples	4.9%
Energy	6.0%
Financials	42.8%
Health Care	0.4%
Industrials	10.3%
Information Technology	3.1%
Materials	11.2%
Other	—
Telecommunication Services	6.9%
Utilities	1.2%

100.0%

19

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
Australia & New Zealand Banking Group, Ltd.	3,343,351	$68,191,374	1.1%
National Australia Bank, Ltd.	2,465,437	65,140,887	1.0%
Wesfarmers, Ltd.	1,898,047	47,362,464	0.8%
Other Securities		141,329,082	2.3%

TOTAL AUSTRALIA		322,023,807	5.2%

AUSTRIA — (0.5%)
Other Securities		34,182,743	0.6%

BELGIUM — (0.5%)
Other Securities		38,019,953	0.6%

CANADA — (7.6%)
EnCana Corp.	671,498	37,234,767	0.6%
#Manulife Financial Corp.	2,074,478	38,918,630	0.6%
*Teck Resources, Ltd. Class B	1,418,230	41,168,712	0.7%
#Thomson Reuters Corp.	1,832,184	58,281,755	0.9%
#Toronto Dominion Bank	944,998	53,867,637	0.9%
Other Securities		318,836,929	5.2%

TOTAL CANADA		548,308,430	8.9%

DENMARK — (1.1%)
Other Securities		77,023,723	1.2%

FINLAND — (0.6%)
Other Securities		40,451,320	0.7%

FRANCE — (8.3%)
#AXA SA	2,818,397	70,093,978	1.1%
BNP Paribas SA	913,891	68,847,185	1.1%
#Compagnie de Saint-Gobain SA	846,142	41,232,265	0.7%
#Lafarge SA	467,217	37,923,901	0.6%
#Societe Generale Paris SA	913,312	60,662,002	1.0%
Vivendi SA	2,686,677	74,534,678	1.2%
Other Securities		244,803,391	4.0%

TOTAL FRANCE		598,097,400	9.7%

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808	0.8%
#Bayerische Motoren Werke AG	915,762	44,797,554	0.7%
#Daimler AG	1,684,003	81,364,327	1.3%
#Deutsche Bank AG	774,190	56,245,973	0.9%
#Deutsche Telekom AG	2,621,866	35,693,819	0.6%
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351	1.0%
Other Securities		167,080,419	2.7%

TOTAL GERMANY		535,465,142	8.6%

GREECE — (0.3%)
Other Securities		19,019,902	0.3%

HONG KONG — (2.7%)
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708	0.7%
Hutchison Whampoa, Ltd.	5,568,000	39,081,157	0.6%
Other Securities		117,731,620	1.9%

TOTAL HONG KONG		197,933,485	3.2%

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.0%)
Other Securities		$57,893	0.0%

ITALY — (2.9%)
#*Intesa Sanpaolo SpA	11,201,860	47,142,793	0.8%
*UniCredito SpA	19,413,366	65,038,767	1.0%
Other Securities		98,411,874	1.6%

TOTAL ITALY		210,593,434	3.4%

JAPAN — (11.7%)
FUJIFILM Holdings Corp.	1,257,700	35,755,504	0.6%
*Nissan Motor Co., Ltd.	4,991,500	36,119,215	0.6%
Sony Corp. Sponsored ADR	1,725,386	50,709,095	0.8%
Other Securities		726,760,636	11.7%

TOTAL JAPAN		849,344,450	13.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.7%)
#ArcelorMittal NV	2,446,831	82,806,981	1.3%
*ING Groep NV	3,093,625	40,259,293	0.7%
Philips Electronics NV	3,072,622	77,186,781	1.2%
Other Securities		69,089,143	1.1%

TOTAL NETHERLANDS		269,342,198	4.3%

NEW ZEALAND — (0.1%)
Other Securities		8,185,686	0.1%

NORWAY — (1.0%)
Other Securities		75,691,447	1.2%

PORTUGAL — (0.2%)
Other Securities		13,072,321	0.2%

SINGAPORE — (1.6%)
DBS Group Holdings, Ltd.	4,164,750	38,138,997	0.6%
Other Securities		78,569,480	1.3%

TOTAL SINGAPORE		116,708,477	1.9%

SPAIN — (4.7%)
Banco Santander SA	5,654,108	90,987,342	1.5%
Banco Santander SA Sponsored ADR	5,549,048	89,117,711	1.4%
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506	0.6%
Other Securities		120,997,642	1.9%

TOTAL SPAIN		336,550,201	5.4%

SWEDEN — (2.9%)
#Nordea Bank AB	6,583,962	70,668,421	1.2%
Other Securities		138,442,067	2.2%

TOTAL SWEDEN		209,110,488	3.4%

SWITZERLAND — (6.3%)
Credit Suisse Group AG	1,755,349	93,836,004	1.5%
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094	0.7%
#*Holcim, Ltd.	650,248	41,384,888	0.7%
*UBS AG	3,481,616	58,055,052	1.0%
Zurich Financial Services AG	322,012	73,738,360	1.2%
Other Securities		144,088,911	2.3%

TOTAL SWITZERLAND		455,895,309	7.4%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	$48,102,581	0.8%
Aviva P.L.C.	7,396,866	46,253,871	0.7%
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576	2.9%
Kingfisher P.L.C.	9,743,172	35,612,473	0.6%
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859	2.1%
Vodafone Group P.L.C.	34,976,333	77,082,062	1.2%
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663	2.7%
*Xstrata P.L.C.	3,245,577	46,747,872	0.8%
Other Securities		419,126,814	6.8%

TOTAL UNITED KINGDOM		1,200,894,340	19.4%

TOTAL COMMON STOCKS		6,155,972,149	99.4%

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
Other Securities		41,059	0.0%

ITALY — (0.0%)
Other Securities		76,976	0.0%

TOTAL RIGHTS/WARRANTS		118,035	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	13,790,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714	17.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792	17.1%

TOTAL INVESTMENTS — (100.0%) (Cost $5,830,288,347)		$7,226,155,976	116.7%

22

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,073,789	$319,950,018	—	$322,023,807
Austria	—	34,182,743	—	34,182,743
Belgium	3,586,620	34,433,333	—	38,019,953
Canada	548,308,430	—	—	548,308,430
Denmark	—	77,023,723	—	77,023,723
Finland	1,516,659	38,934,661	—	40,451,320
France	3,494,320	594,603,080	—	598,097,400
Germany	98,912,195	436,552,947	—	535,465,142
Greece	4,501,802	14,518,100	—	19,019,902
Hong Kong	—	197,933,485	—	197,933,485
Ireland	57,893	—	—	57,893
Italy	29,729,570	180,863,864	—	210,593,434
Japan	56,497,996	792,846,454	—	849,344,450
Malaysia	—	—	—	—
Netherlands	10,297,313	259,044,885	—	269,342,198
New Zealand	—	8,185,686	—	8,185,686
Norway	401,330	75,290,117	—	75,691,447
Portugal	—	13,072,321	—	13,072,321
Singapore	—	116,708,477	—	116,708,477
Spain	131,434,682	205,115,519	—	336,550,201
Sweden	7,351,053	201,759,435	—	209,110,488
Switzerland	46,226,255	409,669,054	—	455,895,309
United Kingdom	564,527,406	636,366,934	—	1,200,894,340
Rights/Warrants
Germany	—	41,059	—	41,059
Italy	76,976	—	—	76,976
Temporary Cash Investments	—	13,790,000	—	13,790,000
Securities Lending Collateral	—	1,056,275,792	—	1,056,275,792

TOTAL	$1,508,994,289	$5,717,161,687	—	$7,226,155,976

See accompanying Notes to Financial Statements.

23

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:
Investments at Value (including $1,004,314 of securities on loan)	$6,156,090
Temporary Cash Investments at Value & Cost	13,790
Collateral Received from Securities on Loan at Value & Cost	1,056,276
Foreign Currencies at Value	19,131
Cash	16
Receivables:
Investment Securities Sold	10,656
Dividends, Interest and Tax Reclaims	10,784
Securities Lending Income	444
Fund Shares Sold	724
Unrealized Gain on Foreign Currency Contracts	19

Total Assets	7,267,930

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,056,276
Investment Securities Purchased	14,723
Fund Shares Redeemed	3,518
Due to Advisor	1,084
Accrued Expenses and Other Liabilities	365

Total Liabilities	1,075,966

NET ASSETS	$6,191,964

Investments at Cost	$4,760,222

Foreign Currencies at Cost	$19,163

See accompanying Notes to Financial Statements.

24

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,384)	$160,091
Interest	197
Income from Securities Lending	13,032

Total Investment Income	173,320

Expenses
Investment Advisory Services Fees	9,991
Accounting & Transfer Agent Fees	549
Custodian Fees	688
Shareholders’ Reports	49
Directors’/Trustees’ Fees & Expenses	78
Professional Fees	221
Other	574

Total Expenses	12,150

Net Investment Income (Loss)	161,170

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984
Futures	(1,125)
Foreign Currency Transactions	3,828
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836
Translation of Foreign Currency Denominated Amounts	240

Net Realized and Unrealized Gain (Loss)	1,462,763

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,623,933

See accompanying Notes to Financial Statements.

25

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$161,170	$304,387	$274,613
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984	137,811	654,522
Futures	(1,125)	(1,153)	—
Foreign Currency Transactions	3,828	(4,593)	2,498
In-Kind Redemptions	—	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836	(5,026,911)	403,307
Futures	—	19	—
Translation of Foreign Currency Denominated Amounts	240	(76)	(180)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,623,933	(4,487,492)	1,334,760

Transactions in Interest:
Contributions	449,410	927,878 †	1,731,698	†
Withdrawals	(581,716)	(1,378,770)*†	(884,989	)†

Net Increase (Decrease) from Transactions in Interest	(132,306)	(450,892)	846,709

Total Increase (Decrease) in Net Assets	1,491,627	(4,938,384)	2,181,469
Net Assets
Beginning of Period	4,700,337	9,638,721	7,457,252

End of Period	$6,191,964	$4,700,337	$9,638,721

*	See Note J in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

26

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES†

FINANCIAL HIGHLIGHTS

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%

Net Assets, End of Period (thousands)	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698	$2,804,043
Ratio of Expenses to Average Net Assets	0.24%	0.23	%(B)	0.23%	0.23%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.22%	4.15	%(B)	3.04%	3.29%	2.71%	2.35%
Portfolio Turnover Rate	18%	16	%(C)	16%	8%	10%	15%

See page 1 for the Definitions of Abbreviations and Footnotes.

†See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

27

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The DFA International Value Series (the “Series”) is presented in this report.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.    Security Valuation:    Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and

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trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•      Level 1 – quoted prices in active markets for identical securities

•      Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•      Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2.    Foreign Currency Translation:    Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.    Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $143 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

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4.    Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets of the Series.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,071,984
Sales	935,775

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

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At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,830,471	$1,458,762	$(63,077)	$1,395,685

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Series’ financial statements. The Series’ is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.    Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2.    Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

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Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3.    Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the Series’ location and value of realized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

	Location on the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Income
		Equity Contracts
The DFA International Value Series*	Net Realized Gain (Loss) on: Futures	$(1,125)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time.

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The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.95%	$8,517	11	$2	$18,062

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short-Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnities; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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J. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $103,024 (in thousands) of net gain.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain/ WithHold
Proposal 1: Election of Trustees for DFAITC*
1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/ WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

* Results are for all Series within DFAITC

The DFA International Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain/ WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	349,117,663	88.20%	30,044,848	7.59%	16,661,166	4.21%	86.14%	7.41%	4.11%
5b	Making Loans	348,947,065	88.16%	29,971,477	7.57%	16,905,135	4.27%	86.10%	7.40%	4.17%
5c	Investments in Real Estate	351,165,048	88.72%	28,070,820	7.09%	16,587,809	4.19%	86.65%	6.93%	4.09%
5d	Investments in Commodities	347,839,401	87.88%	31,372,412	7.93%	16,611,864	4.20%	85.82%	7.74%	4.10%
5e	Diversification of Investments	351,038,355	88.69%	28,302,302	7.15%	16,483,020	4.16%	86.61%	6.98%	4.07%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	346,783,275	87.61%	32,195,687	8.13%	16,844,715	4.26%	85.56%	7.94%	4.16%
6b	Purchasing Securities on Margin	346,279,680	87.48%	32,728,442	8.27%	16,815,555	4.25%	85.44%	8.08%	4.15%
6c	Investing in Restricted or Illiquid Securities	346,650,940	87.58%	32,506,501	8.21%	16,666,236	4.21%	85.53%	8.02%	4.11%
6d	Investing for the Purpose of Exercising Control	349,242,494	88.23%	29,958,913	7.57%	16,621,270	4.20%	86.17%	7.39%	4.10%
6e	Investing in Other Investment Companies	349,373,590	88.26%	29,787,506	7.53%	16,662,582	4.21%	86.20%	7.35%	4.11%
6f	Management Ownership of Securities of an Issuer	349,991,995	88.42%	28,988,874	7.32%	16,842,809	4.26%	86.36%	7.15%	4.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	348,999,679	88.17%	30,314,009	7.66%	16,509,990	4.17%	86.11%	7.48%	4.07%
6h	Investing in Securities of Unseasoned Issuers	349,376,398	88.27%	29,792,320	7.53%	16,653,959	4.21%	86.20%	7.35%	4.11%
6i	Investing in Warrants	349,983,930	88.42%	29,092,914	7.35%	16,745,833	4.23%	86.35%	7.18%	4.13%
6j	Writing or Acquiring Options	349,310,900	88.25%	29,764,139	7.52%	16,747,638	4.23%	86.19%	7.34%	4.13%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	355,560,358	89.83%	17,051,279	4.31%	23,212,041	5.86%	87.73%	4.21%	5.73%

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		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/ WithHold	%	For	Against	Abstain / WithHold
Proposals:
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	355,594,969	89.84%	16,996,602	4.29%	23,232,105	5.87%	87.74%	4.19%	5.73%

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

38

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

39

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief

Executive Officer and

President of DFAIDG, DIG

and DEM. Chairman,

Trustee, Chief Executive

Officer, Chief Investment

Officer and President of

DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment

Officer and Vice President

of DFAIDG, DIG and DEM.

Trustee, Chief Investment

Officer and Vice President

of DFAITC

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies	Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

40

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

41

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

42

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

43

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

44

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

45

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

46

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the fiscal year. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio/Series to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
DFA International Value Portfolio II	5%	—	95%	100%	100%	100%	7%	109%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of ordinary income (i.e., the sum of short-term capital gain and net investment income) distributions made during the period.

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

47

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio III

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth

Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules
—	Amounts designated as — are either zero or rounded to zero.
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

DFA International Value Portfolio III vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

3

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio III

The DFA International Value Portfolio III seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 35.37% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). The Master Fund’s greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,351.10	0.28%	$1.66
Hypothetical 5% Annual Return	$1,000.00	$1,023.79	0.28%	$1.43

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$1,008,248
Receivables:
Affiliated Investment Company Sold	207
Fund Shares Sold	420
Prepaid Expenses and Other Assets	21

Total Assets	1,008,896

LIABILITIES:
Payables:
Fund Shares Redeemed	627
Due to Advisor	9
Accrued Expenses and Other Liabilities	88

Total Liabilities	724

NET ASSETS	$1,008,172

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	65,444,173

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.41

Investment in Affiliated Investment Company at Cost	$771,326

NET ASSETS CONSIST OF:
Paid-In Capital	$857,590
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,345
Accumulated Net Realized Gain (Loss)	(89,724)
Net Unrealized Foreign Exchange Gain (Loss)	39
Net Unrealized Appreciation (Depreciation)	236,922

NET ASSETS	$1,008,172

(1) NUMBER OF SHARES AUTHORIZED	500,000,000

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $2,390)	$26,489
Interest	32
Income from Securities Lending	2,158
Expenses Allocated from Affiliated Investment Company	(2,009)

Total Investment Income	26,670

Expenses
Administrative Services Fees	82
Accounting & Transfer Agent Fees	28
Filing Fees	58
Shareholders’ Reports	84
Directors’/Trustees’ Fees & Expenses	17
Audit Fees	2
Legal Fees	36
Other	9

Total Expenses	316

Net Investment Income (Loss)	26,354

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	11,250
Futures	(135)
Foreign Currency Transactions	643
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	236,922
Translation of Foreign Currency Denominated Amounts	39

Net Realized and Unrealized Gain (Loss)	248,719

Net Increase (Decrease) in Net Assets Resulting from Operations	$275,073

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$26,354	$38,665	$34,247
Net Realized Gain (Loss) on:
Investment Securities Sold	11,250	78,527 †	26,825 †
Futures	(135)	—	—
Foreign Currency Transactions	643	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	236,922	(724,193)†	113,178 †
Translation of Foreign Currency Denominated Amounts	39	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	275,073	(607,001)	174,250

Distributions From:
Net Investment Income	(25,965)	(41,959)	(30,502)
Net Short-Term Gains	—	(3,276)	(2,370)
Net Long-Term Gains	—	(24,865)	(17,585)

Total Distributions	(25,965)	(70,100)	(50,457)

Capital Share Transactions (1):
Shares Issued	260,811	395,584	215,069
Shares Issued in Lieu of Cash Distributions	24,232	69,191	50,456
Shares Redeemed	(252,040)	(251,899)	(198,925)

Net Increase (Decrease) from Capital Share Transactions	33,003	212,876	66,600

Total Increase (Decrease) in Net Assets	282,111	(464,225)	190,393
Net Assets
Beginning of Period	726,061	1,190,286	999,893

End of Period	$1,008,172	$726,061	$1,190,286

(1) Shares Issued and Redeemed:
Shares Issued	22,717	22,558	9,221
Shares Issued in Lieu of Cash Distributions	1,912	3,339	2,237
Shares Redeemed	(21,054)	(13,566)	(8,503)

Net Increase (Decrease) from Shares Issued and Redeemed	3,575	12,331	2,955

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,345	$2,317	$5,669

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.74	$24.03	$21.46	$16.89	$15.03	$11.83

Income from Investment Operations
Net Investment Income (Loss)	0.40	(A)	0.72	(A)	0.71	(A)	0.64	(A)	0.49	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	3.66	(11.64)	2.92	5.10	1.80	3.43

Total from Investment Operations	4.06	(10.92)	3.63	5.74	2.29	3.70
Less Distributions
Net Investment Income	(0.39)	(0.80)	(0.63)	(0.65)	(0.42)	(0.49)
Net Realized Gains	—	(0.57)	(0.43)	(0.52)	(0.01)	(0.01)

Total Distributions	(0.39)	(1.37)	(1.06)	(1.17)	(0.43)	(0.50)
Net Asset Value, End of Period	$15.41	$11.74	$24.03	$21.46	$16.89	$15.03
Total Return	35.37%	(47.87	)%(C)	17.32%	35.67%	15.59%	32.11%

Net Assets, End of Period (thousands)	$1,008,172	$726,061	$1,190,286	$999,893	$696,954	$532,647
Ratio of Expenses to Average Net Assets (D)	0.28%	0.26	%(B)	0.25%	0.26%	0.30%	0.33%
Ratio of Net Investment Income to Average Net Assets	3.19%	4.03	%(B)	3.02%	3.37%	3.08%	2.07%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio III (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 16% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation:    The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

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	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio III	$1,008,248	—	—	$1,008,248

2. Deferred Compensation Plan:    Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $24 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3. Other:    The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally

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accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation (depreciation), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to a reclassification of distributions were classified to the following accounts. These reclassifications had no effect on net assets or net value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$639	$(639)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$32,872	$17,585	$50,457
2008	45,275	24,825	70,100
2009	25,965	—	25,965

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
$3,368	—	$(89,694)	$(86,326)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforwards available in the amount of $89,694 (in thousands) to offset future realized capital gains expiring in 2016. During the year ended October 31, 2009, the Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the amount of $11,149 (in thousands).

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$771,356	$241,980	$(5,088)	$236,892

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax

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benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, two shareholders held 78% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

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H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio III and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio III (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*

1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

DFA International Value Portfolio III

		Shares Voted								Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold	Non-Vote
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	31,855,519	93.27%	887,787	2.60%	1,410,321	4.13%	NA	NA	47.67%	1.33%	2.11%	NA
5b	Making Loans	31,861,806	93.29%	885,980	2.59%	1,405,841	4.12%	NA	NA	47.68%	1.33%	2.10%	NA
5c	Investments in Real Estate	31,050,489	90.91%	1,684,434	4.93%	1,418,704	4.15%	NA	NA	46.47%	2.52%	2.12%	NA
5d	Investments in Commodities	31,064,204	90.95%	1,675,144	4.90%	1,414,279	4.14%	NA	NA	46.49%	2.51%	2.12%	NA
5e	Diversification of Investments	32,061,359	93.87%	701,738	2.05%	1,390,530	4.07%	NA	NA	47.98%	1.05%	2.08%	NA
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	30,876,560	90.40%	1,861,820	5.45%	1,415,247	4.14%	NA	NA	46.21%	2.79%	2.12%	NA
6b	Purchasing Securities on Margin	30,796,978	90.17%	1,926,776	5.64%	1,429,873	4.19%	NA	NA	46.09%	2.88%	2.14%	NA
6c	Investing in Restricted or Illiquid Securities	30,820,403	90.24%	1,927,884	5.64%	1,405,340	4.11%	NA	NA	46.12%	2.89%	2.10%	NA
6d	Investing for the Purpose of Exercising Control	31,870,954	93.32%	868,095	2.54%	1,414,578	4.14%	NA	NA	47.70%	1.30%	2.12%	NA
6e	Investing in Other Investment Companies	31,824,266	93.18%	913,237	2.67%	1,416,124	4.15%	NA	NA	47.63%	1.37%	2.12%	NA
6f	Management Ownership of Securities of an Issuer	31,850,249	93.26%	886,828	2.60%	1,416,550	4.15%	NA	NA	47.66%	1.33%	2.12%	NA
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	31,098,372	91.05%	1,670,497	4.89%	1,384,758	4.05%	NA	NA	46.54%	2.50%	2.07%	NA
6h	Investing in Securities of Unseasoned Issuers	31,769,113	93.02%	996,348	2.92%	1,388,166	4.06%	NA	NA	47.54%	1.49%	2.08%	NA
6i	Investing in Warrants	31,862,801	93.29%	879,909	2.58%	1,410,917	4.13%	NA	NA	47.68%	1.32%	2.11%	NA
6j	Writing or Acquiring Options	31,838,943	93.22%	917,397	2.69%	1,397,287	4.09%	NA	NA	47.65%	1.37%	2.09%	NA
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	32,098,447	93.98%	630,462	1.85%	1,424,718	4.17%	NA	NA	48.04%	0.94%	2.13%	NA

17

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

18

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical example for comparison purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,350.50	0.25%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

19

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The DFA International Value Series
Consumer Discretionary	13.2%
Consumer Staples	4.9%
Energy	6.0%
Financials	42.8%
Health Care	0.4%
Industrials	10.3%
Information Technology	3.1%
Materials	11.2%
Other	—
Telecommunication Services	6.9%
Utilities	1.2%

100.0%

20

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
Australia & New Zealand Banking Group, Ltd	3,343,351	$68,191,374	1.1%
National Australia Bank, Ltd	2,465,437	65,140,887	1.0%
Wesfarmers, Ltd	1,898,047	47,362,464	0.8%
Other Securities		141,329,082	2.3%

TOTAL AUSTRALIA		322,023,807	5.2%

AUSTRIA — (0.5%)
Other Securities		34,182,743	0.6%

BELGIUM — (0.5%)
Other Securities		38,019,953	0.6%

CANADA — (7.6%)
EnCana Corp	671,498	37,234,767	0.6%
#Manulife Financial Corp.	2,074,478	38,918,630	0.6%
*Teck Resources, Ltd. Class B	1,418,230	41,168,712	0.7%
#Thomson Reuters Corp.	1,832,184	58,281,755	0.9%
#Toronto Dominion Bank	944,998	53,867,637	0.9%
Other Securities		318,836,929	5.2%

TOTAL CANADA		548,308,430	8.9%

DENMARK — (1.1%)
Other Securities		77,023,723	1.2%

FINLAND — (0.6%)
Other Securities		40,451,320	0.7%

FRANCE — (8.3%)
#AXA SA	2,818,397	70,093,978	1.1%
BNP Paribas SA	913,891	68,847,185	1.1%
#Compagnie de Saint-Gobain SA	846,142	41,232,265	0.7%
#Lafarge SA	467,217	37,923,901	0.6%
#Societe Generale Paris SA	913,312	60,662,002	1.0%
Vivendi SA	2,686,677	74,534,678	1.2%
Other Securities		244,803,391	4.0%

TOTAL FRANCE		598,097,400	9.7%

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808	0.8%
#Bayerische Motoren Werke AG	915,762	44,797,554	0.7%
#Daimler AG	1,684,003	81,364,327	1.3%
#Deutsche Bank AG	774,190	56,245,973	0.9%
#Deutsche Telekom AG	2,621,866	35,693,819	0.6%
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351	1.0%
Other Securities		167,080,419	2.7%

TOTAL GERMANY		535,465,142	8.6%

GREECE — (0.3%)
Other Securities		19,019,902	0.3%

HONG KONG — (2.7%)
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708	0.7%
Hutchison Whampoa, Ltd.	5,568,000	39,081,157	0.6%
Other Securities		117,731,620	1.9%

TOTAL HONG KONG		197,933,485	3.2%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.0%)
Other Securities		$57,893	0.0%

ITALY — (2.9%)
#*Intesa Sanpaolo SpA	11,201,860	47,142,793	0.8%
*UniCredito SpA	19,413,366	65,038,767	1.0%
Other Securities		98,411,874	1.6%

TOTAL ITALY		210,593,434	3.4%

JAPAN — (11.7%)
FUJIFILMHoldings Corp.	1,257,700	35,755,504	0.6%
*Nissan Motor Co., Ltd.	4,991,500	36,119,215	0.6%
Sony Corp. Sponsored ADR	1,725,386	50,709,095	0.8%
Other Securities		726,760,636	11.7%

TOTAL JAPAN		849,344,450	13.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.7%)
#ArcelorMittal NV	2,446,831	82,806,981	1.3%
*ING Groep NV	3,093,625	40,259,293	0.7%
Philips Electronics NV	3,072,622	77,186,781	1.2%
Other Securities		69,089,143	1.1%

TOTAL NETHERLANDS		269,342,198	4.3%

NEW ZEALAND — (0.1%)
Other Securities		8,185,686	0.1%

NORWAY — (1.0%)
Other Securities		75,691,447	1.2%

PORTUGAL — (0.2%)
Other Securities		13,072,321	0.2%

SINGAPORE — (1.6%)
DBS Group Holdings, Ltd	4,164,750	38,138,997	0.6%
Other Securities		78,569,480	1.3%

TOTAL SINGAPORE		116,708,477	1.9%

SPAIN — (4.7%)
Banco Santander SA	5,654,108	90,987,342	1.5%
Banco Santander SA Sponsored ADR	5,549,048	89,117,711	1.4%
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506	0.6%
Other Securities		120,997,642	1.9%

TOTAL SPAIN		336,550,201	5.4%

SWEDEN — (2.9%)
#Nordea Bank AB	6,583,962	70,668,421	1.2%
Other Securities		138,442,067	2.2%

TOTAL SWEDEN		209,110,488	3.4%

SWITZERLAND — (6.3%)
Credit Suisse Group AG	1,755,349	93,836,004	1.5%
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094	0.7%
#*Holcim, Ltd.	650,248	41,384,888	0.7%
*UBS AG	3,481,616	58,055,052	1.0%
Zurich Financial Services AG	322,012	73,738,360	1.2%
Other Securities		144,088,911	2.3%

TOTAL SWITZERLAND		455,895,309	7.4%

22

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	$48,102,581	0.8%
Aviva P.L.C.	7,396,866	46,253,871	0.7%
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576	2.9%
Kingfisher P.L.C.	9,743,172	35,612,473	0.6%
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859	2.1%
Vodafone Group P.L.C.	34,976,333	77,082,062	1.2%
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663	2.7%
*Xstrata P.L.C.	3,245,577	46,747,872	0.8%
Other Securities		419,126,814	6.8%

TOTAL UNITED KINGDOM		1,200,894,340	19.4%

TOTAL COMMON STOCKS		6,155,972,149	99.4%

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
Other Securities		41,059	0.0%

ITALY — (0.0%)
Other Securities		76,976	0.0%

TOTAL RIGHTS/WARRANTS		118,035	0.0%

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	13,790,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714	17.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792	17.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $5,830,288,347)		$7,226,155,976	116.7%

23

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs
	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,073,789	$319,950,018	—	$322,023,807
Austria	—	34,182,743	—	34,182,743
Belgium	3,586,620	34,433,333	—	38,019,953
Canada	548,308,430	—	—	548,308,430
Denmark	—	77,023,723	—	77,023,723
Finland	1,516,659	38,934,661	—	40,451,320
France	3,494,320	594,603,080	—	598,097,400
Germany	98,912,195	436,552,947	—	535,465,142
Greece	4,501,802	14,518,100	—	19,019,902
Hong Kong	—	197,933,485	—	197,933,485
Ireland	57,893	—	—	57,893
Italy	29,729,570	180,863,864	—	210,593,434
Japan	56,497,996	792,846,454	—	849,344,450
Malaysia	—	—	—	—
Netherlands	10,297,313	259,044,885	—	269,342,198
New Zealand	—	8,185,686	—	8,185,686
Norway	401,330	75,290,117	—	75,691,447
Portugal	—	13,072,321	—	13,072,321
Singapore	—	116,708,477	—	116,708,477
Spain	131,434,682	205,115,519	—	336,550,201
Sweden	7,351,053	201,759,435	—	209,110,488
Switzerland	46,226,255	409,669,054	—	455,895,309
United Kingdom	564,527,406	636,366,934	—	1,200,894,340
Rights/Warrants
Germany	—	41,059	—	41,059
Italy	76,976	—	—	76,976
Temporary Cash Investments	—	13,790,000	—	13,790,000
Securities Lending Collateral	—	1,056,275,792	—	1,056,275,792

TOTAL	$1,508,994,289	$5,717,161,687	—	$7,226,155,976

See accompanying Notes to Financial Statements.

24

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:
Investments at Value (including $1,004,314 of securities on loan)	$6,156,090
Temporary Cash Investments at Value & Cost	13,790
Collateral Received from Securities on Loan at Value & Cost	1,056,276
Foreign Currencies at Value	19,131
Cash	16
Receivables:
Investment Securities Sold	10,656
Dividends, Interest and Tax Reclaims	10,784
Securities Lending Income	444
Fund Shares Sold	724
Unrealized Gain on Foreign Currency Contracts	19

Total Assets	7,267,930

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,056,276
Investment Securities Purchased	14,723
Fund Shares Redeemed	3,518
Due to Advisor	1,084
Accrued Expenses and Other Liabilities	365

Total Liabilities	1,075,966

NET ASSETS	$6,191,964

Investments at Cost	$4,760,222

Foreign Currencies at Cost	$19,163

See accompanying Notes to Financial Statements.

25

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,384)	$160,091
Interest	197
Income from Securities Lending	13,032

Total Investment Income	173,320

Expenses
Investment Advisory Services Fees	9,991
Accounting & Transfer Agent Fees	549
Custodian Fees	688
Shareholders’ Reports	49
Directors’/Trustees’ Fees & Expenses	78
Professional Fees	221
Other	574

Total Expenses	12,150

Net Investment Income (Loss)	161,170

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984
Futures	(1,125)
Foreign Currency Transactions	3,828
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836
Translation of Foreign Currency Denominated Amounts	240

Net Realized and Unrealized Gain (Loss)	1,462,763

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,623,933

See accompanying Notes to Financial Statements.

26

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$161,170	$304,387	$274,613
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984	137,811	654,522
Futures	(1,125)	(1,153)	—
Foreign Currency Transactions	3,828	(4,593)	2,498
In-Kind Redemptions	—	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836	(5,026,911)	403,307
Futures	—	19	—
Translation of Foreign Currency Denominated Amounts	240	(76)	(180)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,623,933	(4,487,492)	1,334,760

Transactions in Interest:
Contributions	449,410	927,878 †	1,731,698	†
Withdrawals	(581,716)	(1,378,770)*†	(884,989	)†

Net Increase (Decrease) from Transactions in Interest	(132,306)	(450,892)	846,709

Total Increase (Decrease) in Net Assets	1,491,627	(4,938,384)	2,181,469
Net Assets
Beginning of Period	4,700,337	9,638,721	7,457,252

End of Period	$6,191,964	$4,700,337	$9,638,721

*	See Note J in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

27

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES†

FINANCIAL HIGHLIGHTS

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004
Total Return	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%

Net Assets, End of Period (thousands)	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698	$2,804,043
Ratio of Expenses to Average Net Assets	0.24%	0.23	%(B)	0.23%	0.23%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.22%	4.15	%(B)	3.04%	3.29%	2.71%	2.35%
Portfolio Turnover Rate	18%	16	%(C)	16%	8%	10%	15%

See	page 1 for the Definitions of Abbreviations and Footnotes.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

28

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The DFA International Value Series (the “Series”) is presented in this report.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation:    Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and

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trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation:    Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan:    Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $143 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

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4. Other:    Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets of the Series.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,071,984
Sales	935,775

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

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At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,830,471	$1,458,762	$(63,077)	$1,395,685

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Series’ financial statements. The Series’ is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements:    The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2. Foreign Market Risks:    Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

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Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3. Futures Contracts:    The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the Series’ location and value of realized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

		Realized Gain (Loss) on Derivatives Recognized in Income
	Location on the Statement of Operations	Equity Contracts
	Net Realized Gain (Loss) on:
The DFA International Value Series*	Futures	$(1,125)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time.

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The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.95%	$8,517	11	$2	$18,062

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short-Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnities; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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J. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $103,024 (in thousands) of net gain.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*

1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain /WithHold
Proposal 4: Approval of on Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

*	Results are for all Series within DFAITC

The DFA International Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	349,117,663	88.20%	30,044,848	7.59%	16,661,166	4.21%	86.14%	7.41%	4.11%
5b	Making Loans	348,947,065	88.16%	29,971,477	7.57%	16,905,135	4.27%	86.10%	7.40%	4.17%
5c	Investments in Real Estate	351,165,048	88.72%	28,070,820	7.09%	16,587,809	4.19%	86.65%	6.93%	4.09%
5d	Investments in Commodities	347,839,401	87.88%	31,372,412	7.93%	16,611,864	4.20%	85.82%	7.74%	4.10%
5e	Diversification of Investments	351,038,355	88.69%	28,302,302	7.15%	16,483,020	4.16%	86.61%	6.98%	4.07%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	346,783,275	87.61%	32,195,687	8.13%	16,844,715	4.26%	85.56%	7.94%	4.16%
6b	Purchasing Securities on Margin	346,279,680	87.48%	32,728,442	8.27%	16,815,555	4.25%	85.44%	8.08%	4.15%
6c	Investing in Restricted or Illiquid Securities	346,650,940	87.58%	32,506,501	8.21%	16,666,236	4.21%	85.53%	8.02%	4.11%
6d	Investing for the Purpose of Exercising Control	349,242,494	88.23%	29,958,913	7.57%	16,621,270	4.20%	86.17%	7.39%	4.10%
6e	Investing in Other Investment Companies	349,373,590	88.26%	29,787,506	7.53%	16,662,582	4.21%	86.20%	7.35%	4.11%
6f	Management Ownership of Securities of an Issuer	349,991,995	88.42%	28,988,874	7.32%	16,842,809	4.26%	86.36%	7.15%	4.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	348,999,679	88.17%	30,314,009	7.66%	16,509,990	4.17%	86.11%	7.48%	4.07%
6h	Investing in Securities of Unseasoned Issuers	349,376,398	88.27%	29,792,320	7.53%	16,653,959	4.21%	86.20%	7.35%	4.11%
6i	Investing in Warrants	349,983,930	88.42%	29,092,914	7.35%	16,745,833	4.23%	86.35%	7.18%	4.13%
6j	Writing or Acquiring Options	349,310,900	88.25%	29,764,139	7.52%	16,747,638	4.23%	86.19%	7.34%	4.13%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	355,560,358	89.83%	17,051,279	4.31%	23,212,041	5.86%	87.73%	4.21%	5.73%

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		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain /WithHold
Proposals:
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	355,594,969	89.84%	16,996,602	4.29%	23,232,105	5.87%	87.74%	4.19%	5.73%

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

39

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).
Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).
Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).
Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

40

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief

Executive Officer and

President of DFAIDG, DIG

and DEM. Chairman,

Trustee, Chief Executive

Officer, Chief Investment

Officer and President of

DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment

Officer and Vice President

of DFAIDG, DIG and

DEM.

Trustee, Chief Investment

Officer and Vice President

of DFAITC

6300 Bee Cave Road,

Building One

Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies	Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*

Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

41

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008	Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).
Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

42

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.
Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009	Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).
Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).
Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

43

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).
Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).
David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).
Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.
Christian Newton Vice President Age: 34	Since 2009	Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.
Gerard K. O’Reilly Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).
Daniel C. Ong Vice President Age: 35	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).
Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

44

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).
David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009	Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).
Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009	Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).
Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

45

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).
Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

46

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

47

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to changed. For each item, it is the intention of the Portfolio to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deductions(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
DFA International Value Portfolio III	100%	—	—	100%	100%	100%	2%	112%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income and distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of ordinary income (i.e., the sum of short-term capital gain and net investment income) distributions made during the period.

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

48

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio IV

Annual Report

Year Ended October 31, 2009

Dimensional Fund Advisors

6300 Bee Cave Road, Building One

Austin, TX 78746

December 2009

Dear Fellow Shareholder,

After sinking to ten-year lows, stock prices around the world rebounded sharply in March 2009 and posted steady gains in the seven months between March and September. March and April were among the best-return months in the life of Dimensional’s equity Funds.

The unexpected turns in the financial markets this year offered some valuable lessons. We were reminded that stock prices are unpredictable. We saw once again the benefits of staying disciplined in the market as it inevitably moves up and down. And I believe these markets showed very clearly why diversification is so important to long-term investment success.

Although diversification can’t prevent losses, it can help investors avoid the extreme outcomes that can result from concentrating investments in individual stocks or market segments. We believe that successful investing is about both increasing wealth and being able to sleep well at night. Investors who understand how markets work and have a realistic understanding of their own tolerance for risk are most likely to have a good overall experience.

More than $10 billion in net long-term assets flowed into Dimensional’s Funds during the first 10 months of 2009, a reflection of the trust our shareholders around the world have placed in us. We are grateful for that trust and want you to know that we take our responsibility as the steward of your investments in Dimensional’s Funds very seriously. We hope to have the opportunity to continue serving your needs for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund’s shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR	American Depositary Receipt
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
**

Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. “Other Securities” are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.

Financial Highlights

(A)	Computed using average shares outstanding.
(B)	Annualized
(C)	Non-Annualized
(D)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—	Amounts designated as — are either zero or rounded to zero.
RIC	Registered Investment Company
SEC	Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.

PERFORMANCE CHART

DFA International Value Portfolio IV vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

2

DIMENSIONAL INVESTMENT GROUP INC.

MANAGEMENT’S DISCUSSION AND ANALYSIS

International Equity Market Review	12 Months Ended October 31, 2009

The one-year period ending October 31, 2009, was characterized by unprecedented volatility in non-US developed markets. Non-US developed markets lost 18.87% from November 2008 through February 2009, as measured by the MSCI World ex USA Index (net dividends). From March through October 2009 these same markets gained 57.56%. In April 2009, the Index had its largest-ever monthly gain (12.90%) since October 1990.

From November 2008 through February 2009, developed markets returns were negative across all asset classes. The US dollar rallied against most currencies, reversing a general trend of depreciation dating back to 2006. From March through October 2009 the market reversed course, with small cap and value stocks strongly outperforming large cap and growth stocks. The US dollar depreciated against most major currencies. The rally drove strong positive returns for the 12-month period, with small cap stocks significantly outperforming large cap stocks and value stocks outperforming growth stocks, as measured by the MSCI indexes.

12 Months Ended October 31, 2009

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,432)	6.03%	15.20%
United Kingdom ($2,328)	23.19%	25.68%
France ($1,106)	10.09%	28.10%
Canada ($1,060)	17.46%	32.58%
Australia ($912)	21.91%	66.97%
Germany ($843)	6.37%	23.77%
Switzerland ($821)	5.78%	20.63%
Spain ($488)	33.27%	55.06%
Italy ($388)	7.57%	25.17%
Netherlands ($277)	20.17%	39.83%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2009, all rights reserved.

Small company stocks were the best-performing asset class in international markets, while growth stocks had the worst relative results.

12 Months Ended October 31, 2009

U.S. Dollar Return
MSCI World ex USA Small Cap Index	50.01%
MSCI World ex USA Value Index	31.71%
MSCI World ex USA Index	27.83%
MSCI World ex USA Growth Index	24.03%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2009, all rights reserved.

3

Master-Feeder Structure

The Portfolio described below, called a “Feeder Fund”, does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a “Master Fund”. The Master Fund, in turn, purchases stocks and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio IV

The DFA International Value Portfolio IV seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2009, the Master Fund held 465 stocks in 22 developed countries and was mostly invested in equities throughout the year: the average non-equitized cash level for the period was less than 1% of the Master Fund’s assets.

As a result of the Master Fund’s diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited number of stocks. For the 12 months ended October 31, 2009, value stocks outperformed growth stocks in international developed markets. Total returns were 35.27% for the Portfolio and 27.83% for the MSCI World ex USA Index (net dividends). The Master Fund’s greater allocation than the Index to value stocks (66% on average vs. 26% in the Index) added approximately 6.7% to the relative performance.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,349.50	0.29%	$1.72
Hypothetical 5% Annual Return	$1,000.00	$1,023.74	0.29%	$1.48

*

Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund’s portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund’s holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$349,059
Receivables:
Fund Shares Sold	638
Prepaid Expenses and Other Assets	12

Total Assets	349,709

LIABILITIES:
Payables:
Affiliated Investment Company Purchased	638
Due to Advisor	7
Accrued Expenses and Other Liabilities	22

Total Liabilities	667

NET ASSETS	$349,042

SHARES OUTSTANDING, $0.01 PAR VALUE (1)	26,656,540

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.09

Investment in Affiliated Investment Company at Cost	$264,402

NET ASSETS CONSIST OF:
Paid-In Capital	$352,315
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	8,935
Accumulated Net Realized Gain (Loss)	(96,879)
Net Unrealized Foreign Exchange Gain (Loss)	14
Net Unrealized Appreciation (Depreciation)	84,657

NET ASSETS	$349,042

(1) NUMBER OF SHARES AUTHORIZED	300,000,000

See accompanying Notes to Financial Statements.

7

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

STATEMENT OF OPERATIONS

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $909)	$10,003
Interest	12
Income from Securities Lending	815
Expenses Allocated from Affiliated Investment Company	(734)

Total Investment Income	10,096

Expenses
Administrative Services Fees	80
Accounting & Transfer Agent Fees	18
Filing Fees	21
Shareholders’ Reports	23
Directors’/Trustees’ Fees & Expenses	3
Audit Fees	2
Legal Fees	10
Other	4

Total Expenses	161

Net Investment Income (Loss)	9,935

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	3,826
Futures	(102)
Foreign Currency Transactions	233
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	84,657
Translation of Foreign Currency Denominated Amounts	14

Net Realized and Unrealized Gain (Loss)	88,628

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,563

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

8

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$9,935	$20,731	$21,939
Net Realized Gain (Loss) on:
Investment Securities Sold	3,826	47,885 †	15,399 †
Futures	(102)	—	—
Foreign Currency Transactions	233	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	84,657	(378,867)†	66,391 †
Translation of Foreign Currency Denominated Amounts	14	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	98,563	(310,251)	103,729

Distributions From:
Net Investment Income	(21,099)	(21,806)	(14,495)
Net Short-Term Gains	—	(1,695)	(1,177)
Net Long-Term Gains	—	(14,217)	(7,928)

Total Distributions	(21,099)	(37,718)	(23,600)

Capital Share Transactions (1):
Shares Issued	45,547	34,072	166,017
Shares Issued in Lieu of Cash Distributions	21,099	37,718	23,600
Shares Redeemed	(98,890)	(149,620)	(105,380)

Net Increase (Decrease) from Capital Share Transactions	(32,244)	(77,830)	84,237

Total Increase (Decrease) in Net Assets	45,220	(425,799)	164,366
Net Assets
Beginning of Period	303,822	729,621	565,255

End of Period	$349,042	$303,822	$729,621

(1) Shares Issued and Redeemed:
Shares Issued	5,144	1,932	8,266
Shares Issued in Lieu of Cash Distributions	2,259	1,981	1,270
Shares Redeemed	(9,799)	(9,233)	(5,148)

Net Increase (Decrease) from Shares Issued and Redeemed	(2,396)	(5,320)	4,388

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$8,935	$19,867	$20,554

† See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

9

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Net Asset Value, Beginning of Period	$10.46	$21.23	$18.85	$14.63	$12.94	$10.19

Income from Investment Operations
Net Investment Income (Loss)	0.34	(A)	0.62	(A)	0.63	(A)	0.57	(A)	0.40	0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	3.05	(10.29)	2.53	4.41	1.58	2.95

Total from Investment Operations	3.39	(9.67)	3.16	4.98	1.98	3.15

Less Distributions
Net Investment Income	(0.76)	(0.64)	(0.48)	(0.36)	(0.27)	(0.22)
Net Realized Gains	—	(0.46)	(0.30)	(0.40)	(0.02)	(0.18)

Total Distributions	(0.76)	(1.10)	(0.78)	(0.76)	(0.29)	(0.40)

Net Asset Value, End of Period	$13.09	$10.46	$21.23	$18.85	$14.63	$12.94

Total Return	35.27%	(47.88	)%(C)	17.32%	35.65%	15.58%	31.99%

Net Assets, End of Period (thousands)	$349,042	$303,822	$729,621	$565,255	$304,601	$203,569
Ratio of Expenses to Average Net Assets (D)	0.30%	0.26	%(B)	0.25%	0.27%	0.32%	0.37%
Ratio of Net Investment Income to Average Net Assets	3.28%	3.93	%(B)	3.07%	3.42%	3.03%	2.00%

See Page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

10

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

NOTES TO FINANCIAL STATEMENTS

A. Organization:

Dimensional Investment Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio IV (the “Portfolio”) is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the “Series”), a corresponding series of The DFA Investment Trust Company. At October 31, 2009, the Portfolio owned 6% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: The Portfolio’s investment reflects its proportionate interest in the net assets of the Series.

The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodolgy used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio’s net assets as of October 31, 2009 is listed below (in thousands).

11

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio IV	$349,059	—	—	$349,059

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $9 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Directors have requested distribution of proceeds.

3. Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and foreign currency from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the year ended October 31, 2009, the Portfolio’s administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of the first $40 million of average daily net assets and no fees on assets exceeding $40 million.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2009, the total related amounts paid by the Fund to the CCO were $27 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

12

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2009, primarily attributable to a reclassification of distributions were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$232	$(232)

The tax character of dividends and distributions declared and paid during the year ended November 30, 2007, the period December 1, 2007 to October 31, 2008 and the year ended October 31, 2009 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2007	$15,672	$7,928	$23,600
2008	23,113	14,605	37,718
2009	21,099	—	21,099

At October 31, 2009, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
$8,944	—	$(96,869)	$(87,925)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2009, the Portfolio had capital loss carryforwards available in the amount of $96,869 (in thousands) to offset future realized capital gains expiring on 2016. During the year ended October 31, 2009, the Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the amount of $3,736 (in thousands).

At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$264,412	$88,379	$(3,732)	$84,647

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax

13

position and has concluded that no provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

E. Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010. There were no borrowings by the Portfolio under this line of credit during the year ended October 31, 2009.

F. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G. Other:

At October 31, 2009, one shareholder held 100% of the outstanding shares of the Portfolio.

14

H. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio IV and

Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio IV (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the “Portfolio”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

16

RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009, June 5, 2009, and July 8, 2009, Dimensional Investment Group Inc. (“DIG”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DIG and the Portfolio, including, among other items, the election of Directors, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Portfolio approved each of the applicable proposals for DIG and the Portfolio presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Portfolio. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DIG

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Directors for DIG*

1a	David G. Booth	754,612,895	96.26%	—	0.00%	29,301,677	3.74%	85.87%	0.00%	3.33%
1b	George M. Constantinides	753,991,785	96.18%	—	0.00%	29,922,787	3.82%	85.80%	0.00%	3.41%
1c	John P. Gould	753,344,569	96.10%	—	0.00%	30,570,003	3.90%	85.73%	0.00%	3.48%
1d	Roger G. Ibbotson	754,232,365	96.21%	—	0.00%	29,682,207	3.79%	85.83%	0.00%	3.38%
1e	Robert C. Merton	754,598,874	96.26%	—	0.00%	29,315,698	3.74%	85.87%	0.00%	3.34%
1f	Myron S. Scholes	754,057,040	96.19%	—	0.00%	29,857,532	3.81%	85.81%	0.00%	3.40%
1g	Eduardo A. Repetto	753,295,592	96.09%	—	0.00%	30,618,979	3.91%	85.72%	0.00%	3.48%
1h	Abbie J. Smith	754,123,603	96.20%	—	0.00%	29,790,969	3.80%	85.82%	0.00%	3.39%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain /WithHold
Proposal 2: To approve Articles of Amendment and Restatement for DIG*	479,705,048	93.81%	7,503,436	1.47%	24,156,664	4.72%	NA	NA	54.59%	0.85%	2.75%

*	Results are for all Portfolios within DIG

DFA International Value Portfolio IV

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:

5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5b	Making Loans	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5c	Investments in Real Estate	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5d	Investments in Commodities	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
5e	Diversification of Investments	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6b	Purchasing Securities on Margin	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6c	Investing in Restricted or Illiquid
	Securities	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6d	Investing for the Purpose of Exercising Control	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6e	Investing in Other Investment Companies	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6f	Management Ownership of Securities of an Issuer	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6h	Investing in Securities of Unseasoned Issuers	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6i	Investing in Warrants	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
6j	Writing or Acquiring Options	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%
8	Approval of Investment Advisory Agreement between Dimensional Fund Advisors LP and the Company	29,154,332	100.00%	—	0.00%	—	0.00%	100.00%	0.00%	0.00%

17

THE DFA INVESTMENT TRUST COMPANY

PERFORMANCE CHART

The DFA International Value Series vs.

MSCI World ex USA Index (net dividends)

October 31, 1999-October 31, 2009

18

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES

(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund’s costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical example for comparison purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2009

EXPENSE TABLE

	Beginning Account Value 05/01/09	Ending Account Value 10/31/09	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,350.50	0.25%	$1.48
Hypothetical 5% Annual Return	$1,000.00	$1,023.95	0.25%	$1.28

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (365) to reflect the six-month period.

19

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 29, 2009. It is available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The DFA International Value Series
Consumer Discretionary	13.2%
Consumer Staples	4.9%
Energy	6.0%
Financials	42.8%
Health Care	0.4%
Industrials	10.3%
Information Technology	3.1%
Materials	11.2%
Other	—
Telecommunication Services	6.9%
Utilities	1.2%

100.0%

20

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2009

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
Australia & New Zealand Banking Group, Ltd.	3,343,351	$68,191,374	1.1%
National Australia Bank, Ltd.	2,465,437	65,140,887	1.0%
Wesfarmers, Ltd.	1,898,047	47,362,464	0.8%
Other Securities		141,329,082	2.3%

TOTAL AUSTRALIA		322,023,807	5.2%

AUSTRIA — (0.5%)
Other Securities		34,182,743	0.6%

BELGIUM — (0.5%)
Other Securities		38,019,953	0.6%

CANADA — (7.6%)
EnCana Corp	671,498	37,234,767	0.6%
#Manulife Financial Corp.	2,074,478	38,918,630	0.6%
*Teck Resources, Ltd. Class B	1,418,230	41,168,712	0.7%
#Thomson Reuters Corp.	1,832,184	58,281,755	0.9%
#Toronto Dominion Bank	944,998	53,867,637	0.9%
Other Securities		318,836,929	5.2%

TOTAL CANADA		548,308,430	8.9%

DENMARK — (1.1%)
Other Securities		77,023,723	1.2%

FINLAND — (0.6%)
Other Securities		40,451,320	0.7%

FRANCE — (8.3%)
#AXA SA	2,818,397	70,093,978	1.1%
BNP Paribas SA	913,891	68,847,185	1.1%
#Compagnie de Saint-Gobain SA	846,142	41,232,265	0.7%
#Lafarge SA	467,217	37,923,901	0.6%
#Societe Generale Paris SA	913,312	60,662,002	1.0%
Vivendi SA	2,686,677	74,534,678	1.2%
Other Securities		244,803,391	4.0%

TOTAL FRANCE		598,097,400	9.7%

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808	0.8%
#Bayerische Motoren Werke AG	915,762	44,797,554	0.7%
#Daimler AG	1,684,003	81,364,327	1.3%
#Deutsche Bank AG	774,190	56,245,973	0.9%
#Deutsche Telekom AG	2,621,866	35,693,819	0.6%
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891	0.6%
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351	1.0%
Other Securities		167,080,419	2.7%

TOTAL GERMANY		535,465,142	8.6%

GREECE — (0.3%)
Other Securities		19,019,902	0.3%

HONG KONG — (2.7%)
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708	0.7%
Hutchison Whampoa, Ltd.	5,568,000	39,081,157	0.6%
Other Securities		117,731,620	1.9%

TOTAL HONG KONG		197,933,485	3.2%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
IRELAND — (0.0%)
Other Securities		$57,893	0.0%

ITALY — (2.9%)
#*Intesa Sanpaolo SpA	11,201,860	47,142,793	0.8%
*UniCredito SpA	19,413,366	65,038,767	1.0%
Other Securities		98,411,874	1.6%

TOTAL ITALY		210,593,434	3.4%

JAPAN — (11.7%)
FUJIFILM Holdings Corp.	1,257,700	35,755,504	0.6%
*Nissan Motor Co., Ltd.	4,991,500	36,119,215	0.6%
Sony Corp. Sponsored ADR	1,725,386	50,709,095	0.8%
Other Securities		726,760,636	11.7%

TOTAL JAPAN		849,344,450	13.7%

MALAYSIA — (0.0%)
Other Securities		—	0.0%

NETHERLANDS — (3.7%)
#ArcelorMittal NV	2,446,831	82,806,981	1.3%
*ING Groep NV	3,093,625	40,259,293	0.7%
Philips Electronics NV	3,072,622	77,186,781	1.2%
Other Securities		69,089,143	1.1%

TOTAL NETHERLANDS		269,342,198	4.3%

NEW ZEALAND — (0.1%)
Other Securities		8,185,686	0.1%

NORWAY — (1.0%)
Other Securities		75,691,447	1.2%

PORTUGAL — (0.2%)
Other Securities		13,072,321	0.2%

SINGAPORE — (1.6%)
DBS Group Holdings, Ltd	4,164,750	38,138,997	0.6%
Other Securities		78,569,480	1.3%

TOTAL SINGAPORE		116,708,477	1.9%

SPAIN — (4.7%)
Banco Santander SA	5,654,108	90,987,342	1.5%
Banco Santander SA Sponsored ADR	5,549,048	89,117,711	1.4%
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506	0.6%
Other Securities		120,997,642	1.9%

TOTAL SPAIN		336,550,201	5.4%

SWEDEN — (2.9%)
#Nordea Bank AB	6,583,962	70,668,421	1.2%
Other Securities		138,442,067	2.2%

TOTAL SWEDEN		209,110,488	3.4%

SWITZERLAND — (6.3%)
Credit Suisse Group AG	1,755,349	93,836,004	1.5%
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094	0.7%
#*Holcim, Ltd.	650,248	41,384,888	0.7%
*UBS AG	3,481,616	58,055,052	1.0%
Zurich Financial Services AG	322,012	73,738,360	1.2%
Other Securities		144,088,911	2.3%

TOTAL SWITZERLAND		455,895,309	7.4%

22

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	$48,102,581	0.8%
Aviva P.L.C.	7,396,866	46,253,871	0.7%
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569	0.8%
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576	2.9%
Kingfisher P.L.C.	9,743,172	35,612,473	0.6%
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859	2.1%
Vodafone Group P.L.C.	34,976,333	77,082,062	1.2%
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663	2.7%
*Xstrata P.L.C.	3,245,577	46,747,872	0.8%
Other Securities		419,126,814	6.8%

TOTAL UNITED KINGDOM		1,200,894,340	19.4%

TOTAL COMMON STOCKS		6,155,972,149	99.4%

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
Other Securities		41,059	0.0%

ITALY — (0.0%)
Other Securities		76,976	0.0%

TOTAL RIGHTS/WARRANTS		118,035	0.0%

	Face Amount
	(000)	Value†
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	13,790,000	0.2%

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714	17.1%
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078	0.0%

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792	17.1%

TOTAL INVESTMENTS — (100.0%)
(Cost $5,830,288,347)		$7,226,155,976	116.7%

23

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

Summary of inputs used to value the Series’ net assets as of October 31, 2009 is as follows (See Security Valuation Note):

	Valuation Inputs

	Investment in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$2,073,789	$319,950,018	—	$322,023,807
Austria	—	34,182,743	—	34,182,743
Belgium	3,586,620	34,433,333	—	38,019,953
Canada	548,308,430	—	—	548,308,430
Denmark	—	77,023,723	—	77,023,723
Finland	1,516,659	38,934,661	—	40,451,320
France	3,494,320	594,603,080	—	598,097,400
Germany	98,912,195	436,552,947	—	535,465,142
Greece	4,501,802	14,518,100	—	19,019,902
Hong Kong	—	197,933,485	—	197,933,485
Ireland	57,893	—	—	57,893
Italy	29,729,570	180,863,864	—	210,593,434
Japan	56,497,996	792,846,454	—	849,344,450
Malaysia	—	—	—	—
Netherlands	10,297,313	259,044,885	—	269,342,198
New Zealand	—	8,185,686	—	8,185,686
Norway	401,330	75,290,117	—	75,691,447
Portugal	—	13,072,321	—	13,072,321
Singapore	—	116,708,477	—	116,708,477
Spain	131,434,682	205,115,519	—	336,550,201
Sweden	7,351,053	201,759,435	—	209,110,488
Switzerland	46,226,255	409,669,054	—	455,895,309
United Kingdom	564,527,406	636,366,934	—	1,200,894,340
Rights/Warrants
Germany	—	41,059	—	41,059
Italy	76,976	—	—	76,976
Temporary Cash Investments	—	13,790,000	—	13,790,000
Securities Lending Collateral	—	1,056,275,792	—	1,056,275,792

TOTAL	$1,508,994,289	$5,717,161,687	—	$7,226,155,976

See accompanying Notes to Financial Statements.

24

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2009

(Amounts in thousands)

ASSETS:
Investments at Value (including $1,004,314 of securities on loan)	$6,156,090
Temporary Cash Investments at Value & Cost	13,790
Collateral Received from Securities on Loan at Value & Cost	1,056,276
Foreign Currencies at Value	19,131
Cash	16
Receivables:
Investment Securities Sold	10,656
Dividends, Interest and Tax Reclaims	10,784
Securities Lending Income	444
Fund Shares Sold	724
Unrealized Gain on Foreign Currency Contracts	19

Total Assets	7,267,930

LIABILITIES:
Payables:
Upon Return of Securities Loaned	1,056,276
Investment Securities Purchased	14,723
Fund Shares Redeemed	3,518
Due to Advisor	1,084
Accrued Expenses and Other Liabilities	365

Total Liabilities	1,075,966

NET ASSETS	$6,191,964

Investments at Cost	$4,760,222

Foreign Currencies at Cost	$19,163

See accompanying Notes to Financial Statements.

25

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2009

(Amounts in thousands)

Investment Income
Dividends (Net of Foreign Taxes Withheld of $14,384)	$160,091
Interest	197
Income from Securities Lending	13,032

Total Investment Income	173,320

Expenses
Investment Advisory Services Fees	9,991
Accounting & Transfer Agent Fees	549
Custodian Fees	688
Shareholders’ Reports	49
Directors’/Trustees’ Fees & Expenses	78
Professional Fees	221
Other	574

Total Expenses	12,150

Net Investment Income (Loss)	161,170

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984
Futures	(1,125)
Foreign Currency Transactions	3,828
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836
Translation of Foreign Currency Denominated Amounts	240

Net Realized and Unrealized Gain (Loss)	1,462,763

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,623,933

See accompanying Notes to Financial Statements.

26

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$161,170	$304,387	$274,613
Net Realized Gain (Loss) on:
Investment Securities Sold	63,984	137,811	654,522
Futures	(1,125)	(1,153)	—
Foreign Currency Transactions	3,828	(4,593)	2,498
In-Kind Redemptions	—	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	1,395,836	(5,026,911)	403,307
Futures	—	19	—
Translation of Foreign Currency Denominated Amounts	240	(76)	(180)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,623,933	(4,487,492)	1,334,760

Transactions in Interest:
Contributions	449,410	927,878 †	1,731,698	†
Withdrawals	(581,716)	(1,378,770)*†	(884,989	)†

Net Increase (Decrease) from Transactions in Interest	(132,306)	(450,892)	846,709

Total Increase (Decrease) in Net Assets	1,491,627	(4,938,384)	2,181,469
Net Assets
Beginning of Period	4,700,337	9,638,721	7,457,252

End of Period	$6,191,964	$4,700,337	$9,638,721

*	See Note J in the Notes to Financial Statements.
†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

27

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES†

FINANCIAL HIGHLIGHTS

	Year Ended Oct. 31, 2009	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004

Total Return	35.41%	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%

Net Assets, End of Period (thousands)	$6,191,964	$4,700,337		$9,638,721	$7,457,252	$4,367,698	$2,804,043
Ratio of Expenses to Average Net Assets	0.24%	0.23	%(B)	0.23%	0.23%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.22%	4.15	%(B)	3.04%	3.29%	2.71%	2.35%
Portfolio Turnover Rate	18%	16	%(C)	16%	8%	10%	15%

See page 1 for the Definitions of Abbreviations and Footnotes.

†	See Note A in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

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THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of twelve investment portfolios, of which The DFA International Value Series (the “Series”) is presented in this report.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure, elected with the consent of its respective Holder(s) to change its U.S. federal income tax classification from that of an association taxable as a corporation to a partnership pursuant to Treasury Regulation § 301.7701-3. The change in capital structure and retroactive reclassification of the statement of changes in net assets and financial highlights for the respective funds is a result of the treatment of a partnership for book purposes. The Series/Portfolio will maintain its books and records and present its financial statements in accordance with generally accepted accounting principles for investment partnerships.

At a regular meeting of the Board of Directors/Trustees (the “Board”) on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and

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trading activities on the Series’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When the Series uses fair value pricing, the values assigned to the Series’ foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

The Series utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

—    Level 1 – quoted prices in active markets for identical securities

—    Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

—    Level 3 – significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

A summary of the inputs used to value the Series’ net assets by each major security type, industry and/or country is disclosed at the end of the Summary Schedule of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses. At October 31, 2009, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $143 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year’s notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2009, none of the Trustees have requested distribution of proceeds.

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4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

Dimensional Fund Advisors LP (“Dimensional” or the “Advisor”) provides investment advisory services to the Series. For the year ended October 31, 2009, the Series’ investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets of the Series.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2009, the total related amounts paid by the Trust to the CCO were $98 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D. Purchases and Sales of Securities:

For the year ended October 31, 2009, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,071,984
Sales	935,775

There were no purchases or sales of long-term U.S. government securities.

E. Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to its partners.

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At October 31, 2009, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,830,471	$1,458,762	$(63,077)	$1,395,685

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken on a tax return. Management has analyzed the Series’ tax position and has concluded that no provision for income tax is required in the Series’ financial statements. The Series’ is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master-feeder structure with five RIC feeders and other direct client investor(s), made a “Check-the-box” election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Internal Revenue Code §336(a), the master fund recognizes gain or loss as if the master’s investment securities were sold to its shareholders and, pursuant to IRC Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. For tax purposes, pursuant to IRC Code §334(a), each of the Portfolios will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

F. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Repurchase Agreements: The Series may purchase certain U.S. Government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 30, 2009.

2. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

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Derivative Financial Instruments:

Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enabling investors to understand how and why a fund uses derivatives, how derivatives are accounted for and how derivative instruments affect a fund’s results of operations and financial position. Summarized below are the specific types of derivative instruments used by the Series.

3. Futures Contracts: The Series may enter into futures contracts to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss, which is presented in the Statement of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Additional disclosure on derivative instruments is required showing a summary by primary risk exposure of the derivatives instruments’ (i) location in the balance sheet and fair value at period end and (ii) the location in the Statement of Operations and the realized and change in unrealized gain or loss over the reporting period. The following is a summary of the Series’ derivative instrument holdings for the year ended October 31, 2009.

At October 31, 2009, the Series had no outstanding futures contracts.

The following is a summary of the Series’ location and value of realized gains and losses on the Series’ Statement of Operations for the Series’ derivative instrument holdings through the year ended October 31, 2009 (amounts in thousands):

	Location on the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in Income
		Equity Contracts
	Net Realized Gain (Loss) on:
The DFA International Value Series*	Futures	$(1,125)

*	As of October 31, 2009, there were no futures contracts outstanding. During the year ended October 31, 2009, the Series had limited activity in these transactions.

G. Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into an amended and restated $250 million unsecured discretionary line of credit effective July 8, 2009 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time.

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The line of credit is scheduled to expire on June 22, 2010. There were no borrowings by the Series under this line of credit during the year ended October 31, 2009.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2009 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2010.

For the year ended October 31, 2009, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
0.95%	$8,517	11	$2	$18,062

There were no outstanding borrowings by the Series under this line of credit as of October 31, 2009.

H. Securities Lending:

As of October 31, 2009, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series’ investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short-Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I. Indemnities; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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J. In-Kind Redemptions:

In accordance with guidelines described in the Series’ prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $103,024 (in thousands) of net gain.

K. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through December 23, 2009, the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and

Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the “Series”) at October 31, 2009, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

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RESULTS OF THE SHAREHOLDER MEETING

On June 2, 2009 and June 5, 2009, The DFA Investment Trust Company (“DFAITC”) held a Special Joint Meeting of Shareholders for the purpose of voting on several proposals affecting DFAITC and the Series, including, among other items, the election of Trustees, the amendment of certain fundamental investment limitations, and the elimination of certain fundamental investment limitations. The shareholders of the Series approved each of the applicable proposals for DFAITC and the Series presented at the Meeting. Listed below are the voting results from the Meeting. Please note that not all Proposals presented at the Meeting were voted on by the Series. Additionally, the Proposal numbers reflected below correlate to the Proposal numbers presented for vote at the Meeting.

DFAITC

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposal 1: Election of Trustees for DFAITC*
1a	David G. Booth	2,166,359,402	96.50%	—	0.00%	78,661,259	3.50%	95.78%	0.00%	3.48%
1b	George M. Constantinides	2,169,219,982	96.62%	—	0.00%	75,800,679	3.38%	95.90%	0.00%	3.35%
1c	John P. Gould	2,168,577,186	96.59%	—	0.00%	76,443,476	3.41%	95.88%	0.00%	3.38%
1d	Roger G. Ibbotson	2,169,778,365	96.65%	—	0.00%	75,242,297	3.35%	95.93%	0.00%	3.33%
1e	Robert C. Merton	2,170,124,638	96.66%	—	0.00%	74,896,023	3.34%	95.94%	0.00%	3.31%
1f	Myron S. Scholes	2,169,439,189	96.63%	—	0.00%	75,581,473	3.37%	95.91%	0.00%	3.34%
1g	Eduardo A. Repetto	2,167,010,793	96.53%	—	0.00%	78,009,868	3.47%	95.81%	0.00%	3.45%
1h	Abbie J. Smith	2,169,626,842	96.64%	—	0.00%	75,393,820	3.36%	95.92%	0.00%	3.33%

	Shares Voted								Percent of Outstanding Shares Voted
	For	%	Against	%	Abstain/WithHold	%	NonVote	%	For	Against	Abstain / WithHold
Proposal 4: Approval of an Amended and Restated Agreement and Declaration of Trust for DFAITC*	2,076,877,329	92.43%	36,623,148	1.63%	133,356,326	5.94%	NA	NA	91.82%	1.62%	5.90%

* Results are for all Series within DFAITC

The DFA International Value Series

		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
5	To approve amendments to certain fundamental investment restrictions
5a	Borrowing Money	349,117,663	88.20%	30,044,848	7.59%	16,661,166	4.21%	86.14%	7.41%	4.11%
5b	Making Loans	348,947,065	88.16%	29,971,477	7.57%	16,905,135	4.27%	86.10%	7.40%	4.17%
5c	Investments in Real Estate	351,165,048	88.72%	28,070,820	7.09%	16,587,809	4.19%	86.65%	6.93%	4.09%
5d	Investments in Commodities	347,839,401	87.88%	31,372,412	7.93%	16,611,864	4.20%	85.82%	7.74%	4.10%
5e	Diversification of Investments	351,038,355	88.69%	28,302,302	7.15%	16,483,020	4.16%	86.61%	6.98%	4.07%
6	To approve the elimination of certain fundamental investment restrictions
6a	Pledging, Mortgaging, or Hypothecating Assets	346,783,275	87.61%	32,195,687	8.13%	16,844,715	4.26%	85.56%	7.94%	4.16%
6b	Purchasing Securities on Margin	346,279,680	87.48%	32,728,442	8.27%	16,815,555	4.25%	85.44%	8.08%	4.15%
6c	Investing in Restricted or Illiquid Securities	346,650,940	87.58%	32,506,501	8.21%	16,666,236	4.21%	85.53%	8.02%	4.11%
6d	Investing for the Purpose of Exercising Control	349,242,494	88.23%	29,958,913	7.57%	16,621,270	4.20%	86.17%	7.39%	4.10%
6e	Investing in Other Investment Companies	349,373,590	88.26%	29,787,506	7.53%	16,662,582	4.21%	86.20%	7.35%	4.11%
6f	Management Ownership of Securities of an Issuer	349,991,995	88.42%	28,988,874	7.32%	16,842,809	4.26%	86.36%	7.15%	4.16%
6g	Investing in Oil, Gas, or other Mineral Exploration, Leases or Development Programs	348,999,679	88.17%	30,314,009	7.66%	16,509,990	4.17%	86.11%	7.48%	4.07%
6h	Investing in Securities of Unseasoned Issuers	349,376,398	88.27%	29,792,320	7.53%	16,653,959	4.21%	86.20%	7.35%	4.11%
6i	Investing in Warrants	349,983,930	88.42%	29,092,914	7.35%	16,745,833	4.23%	86.35%	7.18%	4.13%
6j	Writing or Acquiring Options	349,310,900	88.25%	29,764,139	7.52%	16,747,638	4.23%	86.19%	7.34%	4.13%
7a	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, DFA Australia Limited, and the Company	355,560,358	89.83%	17,051,279	4.31%	23,212,041	5.86%	87.73%	4.21%	5.73%

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		Shares Voted						Percent of Outstanding Shares Voted
		For	%	Against	%	Abstain/WithHold	%	For	Against	Abstain / WithHold
Proposals:
7b	Proposed Sub-Advisory Agreement among Dimensional Fund Advisors LP, Dimensional Fund Advisors Ltd., and the Company	355,594,969	89.84%	16,996,602	4.29%	23,232,105	5.87%	87.74%	4.19%	5.73%

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”) and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the “Performance Committee”). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2009.

Each Board’s Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund’s Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund’s series and reviews the performance of the Fund’s service providers. There were six Performance Committee meetings held during the fiscal year ended October 31, 2009.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/ Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 62	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 70	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997). Member and Chair, Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Director of UNext, Inc. (1999-2006). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Trustee, Harbor Fund (registered investment company) (27 Portfolios) (since 1994).

39

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management 135 Prospect Street New Haven, CT 06520-8200 Age: 66	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 65	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	87 portfolios in 4 investment companies

John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Chairman and Director, Daedalus Software (medical software) (since 2008). Formerly, Advisory Board Member, Alpha Simplex Group (hedge fund) (2001-2007). Formerly, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (2002-2008). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 68	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	87 portfolios in 4 investment companies

Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Formerly, Director, Chicago Mercantile Exchange (2001-2008). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 56	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	87 portfolios in 4 investment companies

Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), and Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (since 2008). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Director/ Trustee, UBS Funds (fund complex) (5 portfolios) (since 2008).

40

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth

Chairman, Director, Chief

Executive Officer and

President of DFAIDG, DIG

and DEM. Chairman,

Trustee, Chief Executive

Officer, Chief Investment

Officer and President of

DFAITC.

6300 Bee Cave Road,

Building One

Austin, Texas 78746

Age: 62

	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	87 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, Dimensional Fund Advisors Canada ULC, DFAIDG, DIG, DEM and DFAITC. President and Chief Executive Officer of DFA Securities LLC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director and formerly, President and Chief Investment Officer of DFA Australia Ltd. Formerly, Director of Dimensional Funds PLC and Dimensional Fund II PLC. Chairman, Director and Chief Executive Officer of Dimensional Fund Advisors Canada ULC (All Chief Investment Officer positions held starting 1/03 through 3/07 except Dimensional Holdings Inc., which was from 10/06 through 3/07.)

Limited Partner, Oak Hill Partners (since 2001) and VSC Investors, LLC (since 2007). Trustee, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Eduardo A. Repetto

Director, Chief Investment Officer and Vice President of DFAIDG, DIG and DEM. Trustee, Chief Investment Officer and Vice President of DFAITC 6300 Bee Cave Road, Building One Austin, TX 78746

Age: 42

	DFAITC - since 2009 DFAIDG - since 2009 DIG - since 2009 DEM - since 2009	87 portfolios in 4 investment companies

Director/Trustee (beginning June 2009), Chief Investment Officer (beginning March 2007) and Vice President of DFAIDG, DIG, DEM and DFAITC. Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

*	Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

41

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) (“Dimensional”), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the “DFA Entities”). The address of each officer is: Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers
April A. Aandal Vice President and Chief Learning Officer Age: 46	Since 2008

Vice President of all the DFA Entities. Chief Learning Officer of Dimensional (since September 2008). Formerly, Regional Director of Dimensional (2004-2008); Vice President of Professional Development at Assante Asset Management (June 2002-January 2005).

Darryl D. Avery Vice President Age: 43	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.
Arthur H. Barlow Vice President Age: 53	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Scott A. Bosworth Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).
Valerie A. Brown Vice President and Assistant Secretary Age: 42	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada ULC.
David P. Butler Vice President Age: 45	Since 2007	Vice President of all the DFA Entities. Director of Global Financial Services of Dimensional (since 2008). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).
Patrick Carter Vice President Age: 47	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).
Joseph H. Chi Vice President Age: 43	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since October 2005). Prior to October 2005, Corporate Counsel at Hewitt Associates (July 2002-August 2005).
Stephen A. Clark Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Formerly, Portfolio Manager of Dimensional (April 2001-April 2004).
Robert P. Cornell Vice President Age: 60	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).
Christopher S. Crossan Vice President and Chief Compliance Officer Age: 43	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities.
James L. Davis Vice President Age: 52	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Robert T. Deere Vice President Age: 52	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.
Robert W. Dintzner Vice President Age: 39	Since 2001	Vice President of all the DFA Entities.

42

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 55	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006).
Richard A. Eustice Vice President and Assistant Secretary Age: 44	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer of Dimensional Fund Advisors Ltd. (since July 2008). Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 48	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.
Gretchen A. Flicker Vice President Age: 38	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.
Jed S. Fogdall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004).
Glenn S. Freed Vice President Age: 47	Since 2001	Vice President of all the DFA Entities.
Jeremy P. Freeman Vice President Age: 38	Since 2009

Vice President of all the DFA Entities. Senior Technology Manager for Dimensional Fund Advisors LP (since June 2006). Formerly, Principal at AIM Investments/Amvescap PLC (now Invesco) (June 1998-June 2006).

Mark R. Gochnour Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.
Henry F. Gray Vice President Age: 42	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.
John T. Gray Vice President Age: 35	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).
Darla Hastings Vice President Age: 54	Since 2007

Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).
Julie Henderson Vice President and Fund Controller Age: 35	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).
Kevin Hight Vice President Age: 41	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).
Christine W. Ho Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.
Jeff J. Jeon Vice President Age: 35	Since 2004	Vice President of all the DFA Entities. Counsel of Dimensional (since September 2001).
Patrick M. Keating Vice President Age: 54	Since 2003

Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC. Director of DFA Australia Limited.

43

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since April 2001).
Michael F. Lane Vice President Age: 42	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).
Kristina M. LaRusso Vice President Age: 34	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).
Inmoo Lee Vice President Age: 43	Since 2007

Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 38	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004).
Aaron M. Marcus Vice President & Head of Global Human Resources Age: 39	Since 2008

Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 52	Since 2007

Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada ULC. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 45	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since 2002 and 2006, respectively). Formerly, Assistant Secretary of all DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd.

Christian Newton Vice President Age: 34	Since 2009

Vice President of all DFA Entities. Web Services Manager for Dimensional Fund Advisors LP (Since January 2008). Formerly Design Manager (2005-2008) and Web Developer (2002-2005) of Dimensional Fund Advisors LP.

Gerard K. O’Reilly Vice President Age: 32	Since 2007

Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Daniel C. Ong Vice President Age: 35	Since 2009

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005). Prior to 2005, Graduate Student at the University of Chicago Booth School of Business (2003-2005).

Carmen Palafox Vice President Age: 35	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).
Sonya Park Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

44

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
David A. Plecha Vice President Age: 48	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd
Ted Randall Vice President Age: 36	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).
L. Jacobo Rodriguez Vice President Age: 38	Since 2005

Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.
Bruce A. Simmons Vice President Age: 44	Since 2009

Vice President of all the DFA Entities. Investment Operations Manager for Dimensional Fund Advisors LP (since May 2007). Formerly, Vice President Client and Fund Reporting at Mellon Financial (September 2005-May 2007); Vice President Business Development at CUADPRO Marketing (July 2003-September 2005).

Ted R. Simpson Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).
Bryce D. Skaff Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).
Grady M. Smith Vice President Age: 53	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.
Carl G. Snyder Vice President Age: 46	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Lawrence R. Spieth Vice President Age: 61	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.
Bradley G. Steiman Vice President Age: 36	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada ULC.
Robert C. Trotter Vice President Age: 51	Since 2009	Vice President of all the DFA Entities. Senior Manager Technology for Dimensional Fund Advisors LP (since March 2007). Formerly, Director of Technology at AMVESCAP (2002-2007).
Karen E. Umland Vice President Age: 43	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Sunil Wahal Vice President Age: 42	Since 2009

Vice President of all the DFA Entities. Formerly, Research Associate for Dimensional Fund Advisors LP (July 2008-January 2009); Consultant to Dimensional Fund Advisors LP (September 2005-July 2008); Jack D. Furst Professor of Finance at Arizona State University, WP Carey School of Business (July 2005-July 2008); Associate Professor of Finance at Goizueta Business School, Emory University (1997-2005).

Brian J. Walsh Vice President Age: 39	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004). Formerly, Trader for Dimensional Fund Advisors LP (1997-2004).
Carol W. Wardlaw Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

45

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Weston J. Wellington Vice President Age: 58	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.
Daniel M. Wheeler Vice President Age: 64	Since 2001

Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada ULC (since June 2003).

Ryan Wiley Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).
Paul E. Wise Vice President Age: 54	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

[1]	Each officer holds office for an indefinite term at the pleasure of the Boards of Trustees/Directors and until his or her successor is elected and qualified.

46

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (512) 306-7400. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

47

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year November 1, 2008 to October 31, 2009, the Portfolio is designating the following items with regard to distributions paid during the period. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item, it is the intention of the Portfolio/Series to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Foreign Source Income(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
DFA International Value Portfolio IV	100%	—	—	100%	100%	100%	3%	51%	100%	100%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). Please note that these percentages are designated only, refer to your 1099 for actual qualified dividend income.

(3)

“Foreign Tax Credit” represents dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)

“Foreign Source Income” represents the portion of dividends derived from foreign sources, and is reflected as a percentage of ordinary income (i.e., the sum of short-term capital gain and net investment income) distributions made during the period.

(5)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

48

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”). The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report. The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report. A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.” Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980. Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements. In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant. Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees
Fiscal Year Ended October 31, 2009: $87,246
Fiscal Year Ended October 31, 2008: $82,264

(b)	Audit-Related Fees
	Fees for Registrant	Fiscal Year Ended October 31, 2009: $17,577
Fiscal Year Ended October 31, 2008: $18,227

For fiscal years ended October 31, 2009 and October 31, 2008, Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2009: $158,695
Fiscal Year Ended October 31, 2008: $165,000

For the fiscal years ended October 31, 2009 and October 31, 2008, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.

(c)	Tax Fees
	Fees for Registrant	Fiscal Year Ended October 31, 2009: $53,769
Fiscal Year Ended October 31, 2008: $58,544

In the fiscal years ended October 31, 2009 and October 31, 2008, Tax Fees included services in connection with the Registrant’s excise tax calculations and review of the Registrant’s applicable tax returns.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees
	Fees for Registrant	Fiscal Year Ended October 31, 2009: $0
Fiscal Year Ended October 31, 2008: $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”). The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors LP (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.	The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.	Pre-Approval of Audit Services to the Funds

1.	The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”). The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below). In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.	The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.	Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”).

C.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.	The Committee may pre-approve types of non-audit services to the Funds and their Service Affiliates pursuant to this Section C.

2.	Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.	The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request.

4.	The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.	A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.	The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.	Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects. The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.	The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee. The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)	refer such matter to the Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.	The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting. If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.	Amendment; Annual Review

1.	The Committee may amend these procedures from time to time.

2.	These procedures shall be reviewed annually by the Committee.

F.	Recordkeeping

1.	The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.	In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.	A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)	The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31,

2009 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)	Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2009: $584,571

Fiscal Year Ended October 31, 2008: $692,520

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.	INVESTMENTS.

(a) Please see schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below. Provided below is a complete schedule of investments for each master fund in which a series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments. The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
The U.S. Large Company Series	Master fund for U.S. Large Company Institutional Index Portfolio

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III and LWAS/DFA U.S. High Book to Market Portfolio

The DFA International Value Series	Master fund for DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III and DFA International Value Portfolio IV

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II

The Tax-Managed U.S. Marketwide Value Series	Master fund for Tax-Managed U.S. Marketwide Value Portfolio II

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
P.L.C.	Public Limited Company
REIT	Real Estate Investment Trust

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have generally been fair valued. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
•	Security is being fair valued as of October 31, 2009.
(r)	The adjustable rate shown is effective as of October 31, 2009.
§	Affiliated Fund.
—	Amounts designated as — are either zero or rounded to zero.

1

THE U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
COMMON STOCKS — (92.1%)
Consumer Discretionary — (8.5%)
#Abercrombie & Fitch Co.	33,482	$1,098,879
*Amazon.com, Inc.	126,572	15,038,019
#*Apollo Group, Inc. Class A	48,560	2,772,776
#*AutoNation, Inc.	35,918	619,226
*Autozone, Inc.	11,603	1,570,002
*Bed Bath & Beyond, Inc.	99,697	3,510,331
#Best Buy Co., Inc.	129,969	4,962,216
*Big Lots, Inc.	31,453	787,898
Black & Decker Corp.	22,904	1,081,527
Carnival Corp.	166,799	4,857,187
CBS Corp. Class B	257,996	3,036,613
#Coach, Inc.	121,087	3,992,238
Comcast Corp. Class A	1,092,473	15,840,859
#D.R. Horton, Inc.	105,020	1,151,019
#Darden Restaurants, Inc.	53,081	1,608,885
DeVry, Inc.	23,569	1,303,130
#*DIRECTV Group, Inc. (The)	171,135	4,500,850
Disney (Walt) Co.	707,515	19,364,686
#Eastman Kodak Co.	102,099	382,871
*Expedia, Inc.	80,162	1,817,273
Family Dollar Stores, Inc.	53,190	1,505,277
*Ford Motor Co.	1,226,281	8,583,967
Fortune Brands, Inc.	57,196	2,227,784
#*GameStop Corp. Class A	62,688	1,522,692
Gannett Co., Inc.	89,365	877,564
Gap, Inc.	183,301	3,911,643
#Genuine Parts Co.	60,730	2,124,943
*Goodyear Tire & Rubber Co.	92,084	1,186,042
H&R Block, Inc.	127,644	2,340,991
Harley-Davidson, Inc.	89,296	2,225,256
*Harman International Industries, Inc.	26,392	992,603
Hasbro, Inc.	47,929	1,307,024
#Home Depot, Inc.	648,891	16,280,675
International Game Technology	112,795	2,012,263
#*Interpublic Group of Cos., Inc.	185,053	1,114,019
#J.C. Penney Co., Inc.	89,790	2,974,743
Johnson Controls, Inc.	255,253	6,105,652
#KB Home	28,163	399,351
*Kohl’s Corp.	116,329	6,656,345
#Leggett & Platt, Inc.	59,438	1,148,937
#Lennar Corp. Class A	58,705	739,683
#Limited Brands, Inc.	101,642	1,788,899
Lowe’s Cos., Inc.	562,477	11,007,675
Macy’s, Inc.	160,084	2,812,676
#Marriott International, Inc. Class A	95,692	2,398,042
#Mattel, Inc.	137,032	2,594,016
McDonald’s Corp.	415,454	24,349,759
McGraw-Hill Cos., Inc.	119,838	3,448,938
Meredith Corp.	13,862	375,106
#*New York Times Co. Class A (The)	44,003	350,704
#Newell Rubbermaid, Inc.	105,714	1,533,910
News Corp. Class A	855,886	9,859,807
#NIKE, Inc. Class B	147,987	9,201,832
#Nordstrom, Inc.	62,711	1,992,956
*Office Depot, Inc.	104,586	632,745
Omnicom Group, Inc.	118,302	4,055,393
#*O’Reilly Automotive, Inc.	52,054	1,940,573
#Polo Ralph Lauren Corp.	22,011	1,638,059

2

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#*Pulte Homes, Inc.	120,324	$1,084,119
*RadioShack Corp.	47,651	804,825
Scripps Networks Interactive, Inc.	33,964	1,282,481
#*Sears Holdings Corp.	18,996	1,289,069
#Sherwin-Williams Co.	37,184	2,120,975
Snap-On, Inc.	21,970	802,564
Stanley Works (The)	30,208	1,366,308
#Staples, Inc.	274,981	5,967,088
*Starbucks Corp.	280,599	5,325,769
#Starwood Hotels & Resorts Worldwide, Inc.	71,123	2,066,834
Target Corp.	286,217	13,861,489
#Tiffany & Co.	47,246	1,856,295
Time Warner Cable, Inc.	134,137	5,290,363
Time Warner, Inc.	451,338	13,594,301
TJX Cos., Inc. (The)	161,352	6,026,497
V.F. Corp.	33,941	2,411,169
*Viacom, Inc. Class B	231,022	6,373,897
Washington Post Co.	2,361	1,019,952
#Whirlpool Corp.	28,181	2,017,478
Wyndham Worldwide Corp.	67,995	1,159,315
#*Wynn Resorts, Ltd.	26,245	1,423,004
Yum! Brands, Inc.	177,609	5,852,217

Total Consumer Discretionary		318,511,038

Consumer Staples — (11.0%)
Altria Group, Inc.	788,525	14,280,188
Archer-Daniels-Midland Co.	244,411	7,361,659
Avon Products, Inc.	162,531	5,209,119
#Brown-Forman Corp. Class B	42,292	2,064,273
Campbell Soup Co.	73,347	2,328,767
Clorox Co.	53,046	3,141,915
Coca-Cola Co.	882,204	47,030,295
Coca-Cola Enterprises, Inc.	120,739	2,302,493
Colgate-Palmolive Co.	189,741	14,919,335
ConAgra, Inc.	168,296	3,534,216
*Constellation Brands, Inc. Class A	75,643	1,196,672
Costco Wholesale Corp.	165,550	9,411,518
CVS Caremark Corp.	549,409	19,394,138
*Dean Foods Co.	68,630	1,251,125
*Dr Pepper Snapple Group, Inc.	96,703	2,636,124
Estee Lauder Cos., Inc.	44,927	1,909,398
General Mills, Inc.	123,879	8,166,104
H.J. Heinz Co.	119,985	4,828,196
Hershey Co. (The)	63,128	2,385,607
Hormel Foods Corp.	26,567	968,633
J.M. Smucker Co.	45,279	2,387,562
Kellogg Co.	97,646	5,032,675
Kimberly-Clark Corp.	157,789	9,650,375
Kraft Foods, Inc.	561,489	15,452,177
Kroger Co. (The)	247,994	5,736,101
Lorillard, Inc.	62,871	4,886,334
#McCormick & Co., Inc.	49,749	1,741,712
Molson Coors Brewing Co.	59,692	2,923,117
Pepsi Bottling Group, Inc.	54,836	2,053,060
PepsiCo, Inc.	593,045	35,908,875
Philip Morris International, Inc.	736,409	34,876,330
Procter & Gamble Co.	1,111,163	64,447,454
Reynolds American, Inc.	64,330	3,118,718
Safeway, Inc.	158,553	3,540,488
Sara Lee Corp.	264,823	2,989,852
SUPERVALU, Inc.	80,700	1,280,709

3

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
Sysco Corp.	224,988	$5,950,933
#Tyson Foods, Inc. Class A	116,228	1,455,175
Walgreen Co.	377,779	14,291,380
Wal-Mart Stores, Inc.	822,201	40,846,946
*Whole Foods Market, Inc.	53,477	1,714,473

Total Consumer Staples		414,604,221

Energy — (11.4%)
Anadarko Petroleum Corp.	186,733	11,377,642
Apache Corp.	127,812	12,029,665
#Baker Hughes, Inc.	117,964	4,962,745
BJ Services Co.	111,205	2,135,136
Cabot Oil & Gas Corp.	39,455	1,517,834
*Cameron International Corp.	83,693	3,094,130
#Chesapeake Energy Corp.	244,264	5,984,468
Chevron Corp.	763,458	58,435,075
ConocoPhillips	564,511	28,327,162
CONSOL Energy, Inc.	68,789	2,944,857
#*Denbury Resources, Inc.	94,956	1,386,358
Devon Energy Corp.	168,945	10,932,431
#Diamond Offshore Drilling, Inc.	26,458	2,520,125
El Paso Corp.	266,931	2,618,593
ENSCO International, Inc.	54,225	2,482,963
EOG Resources, Inc.	95,905	7,831,602
Exxon Mobil Corp.	1,829,468	131,117,972
*FMC Technologies, Inc.	46,615	2,451,949
Halliburton Co.	343,265	10,026,771
Hess Corp.	110,806	6,065,520
Marathon Oil Corp.	269,417	8,613,261
Massey Energy Co.	32,536	946,472
Murphy Oil Corp.	72,640	4,441,210
#*Nabors Industries, Ltd.	108,128	2,252,306
*National-Oilwell, Inc.	159,200	6,525,608
Noble Energy, Inc.	66,008	4,332,105
Occidental Petroleum Corp.	308,646	23,420,058
Peabody Energy Corp.	101,888	4,033,746
#Pioneer Natural Resources Co.	43,802	1,800,700
Range Resources Corp.	59,864	2,996,193
Rowan Cos., Inc.	43,300	1,006,725
Schlumberger, Ltd.	455,987	28,362,391
#Smith International, Inc.	83,954	2,328,044
*Southwestern Energy Co.	131,140	5,715,081
Spectra Energy Corp.	245,884	4,701,302
Sunoco, Inc.	44,501	1,370,631
#Tesoro Petroleum Corp.	53,123	751,159
Valero Energy Corp.	214,231	3,877,581
Williams Cos., Inc. (The)	221,923	4,183,249
XTO Energy, Inc.	220,870	9,179,357

Total Energy		429,080,177

Financials — (12.5%)
Aflac, Inc.	177,977	7,384,266
Allstate Corp.	204,191	6,037,928
American Express Co.	452,705	15,772,242
#*American International Group, Inc.	51,230	1,722,353
Ameriprise Financial, Inc.	97,073	3,365,521
AON Corp.	104,489	4,023,871
Assurant, Inc.	44,892	1,343,618
Bank of America Corp.	3,293,490	48,019,084
Bank of New York Mellon Corp.	457,892	12,207,401
BB&T Corp.	259,467	6,203,856

4

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Capital One Financial Corp.	173,196	$6,338,974
#*CB Richard Ellis Group, Inc.	91,429	946,290
Charles Schwab Corp. (The)	362,369	6,283,478
Chubb Corp.	133,200	6,462,864
Cincinnati Financial Corp.	61,911	1,570,063
Citigroup, Inc.	4,964,744	20,305,803
CME Group, Inc.	25,287	7,652,099
Comerica, Inc.	57,526	1,596,347
Discover Financial Services	203,931	2,883,584
#*E*TRADE Financial Corp.	548,126	800,264
#Federated Investors, Inc.	33,679	884,074
Fifth Third Bancorp	302,760	2,706,674
*First Horizon National Corp.	83,228	984,587
Franklin Resources, Inc.	56,992	5,963,073
Genworth Financial, Inc.	183,187	1,945,446
Goldman Sachs Group, Inc.	194,617	33,117,975
Hartford Financial Services Group, Inc.	146,282	3,586,835
Hudson City Bancorp, Inc.	179,555	2,359,353
Huntington Bancshares, Inc.	271,933	1,036,065
#*IntercontinentalExchange, Inc.	27,853	2,790,592
Invesco, Ltd.	158,383	3,349,800
#Janus Capital Group, Inc.	69,329	909,596
JPMorgan Chase & Co.	1,497,052	62,531,862
#KeyCorp	334,444	1,802,653
#Legg Mason, Inc.	61,819	1,799,551
*Leucadia National Corp.	72,360	1,625,929
Lincoln National Corp.	115,001	2,740,474
Loews Corp.	138,469	4,583,324
#M&T Bank Corp.	31,432	1,975,501
#Marsh & McLennan Cos., Inc.	199,409	4,678,135
Marshall & Ilsley Corp.	191,909	1,020,956
*MBIA, Inc.	60,176	244,315
MetLife, Inc.	311,639	10,605,075
#Moody’s Corp.	74,662	1,767,996
Morgan Stanley	517,407	16,619,113
*NASDAQ OMX Group, Inc. (The)	54,025	975,692
Northern Trust Corp.	91,897	4,617,824
NYSE Euronext, Inc.	98,976	2,558,530
#People’s United Financial, Inc.	132,618	2,125,867
#Plum Creek Timber Co., Inc.	61,979	1,939,323
PNC Financial Services Group, Inc.	175,646	8,596,115
#Principal Financial Group, Inc.	121,412	3,040,156
*Progressive Corp.	258,329	4,133,264
Prudential Financial, Inc.	176,254	7,971,968
Regions Financial Corp.	452,320	2,189,229
*SLM Corp.	178,009	1,726,687
State Street Corp.	188,242	7,902,399
#SunTrust Banks, Inc.	189,893	3,628,855
T. Rowe Price Group, Inc.	97,500	4,751,175
#Torchmark Corp.	31,495	1,278,697
Travelers Cos., Inc. (The)	216,059	10,757,578
#U.S. Bancorp	727,850	16,900,677
Unum Group	126,162	2,516,932
Wells Fargo & Co.	1,778,388	48,941,238
XL Capital, Ltd.	130,258	2,137,534
Zions Bancorporation	48,131	681,535

Total Financials		471,920,135

Health Care — (11.7%)
Abbott Laboratories	588,498	29,760,344
Aetna, Inc.	166,166	4,325,301

5

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Health Care — (Continued)
Allergan, Inc.	117,063	$6,584,794
AmerisourceBergen Corp.	113,159	2,506,472
*Amgen, Inc.	386,571	20,770,460
Bard (C.R.), Inc.	37,160	2,789,601
Baxter International, Inc.	229,440	12,403,526
Becton Dickinson & Co.	91,131	6,229,715
*Biogen Idec, Inc.	109,961	4,632,657
*Boston Scientific Corp.	573,874	4,659,857
Bristol-Myers Squibb Co.	754,098	16,439,336
Cardinal Health, Inc.	136,924	3,880,426
*CareFusion Corp.	68,526	1,532,927
*Celgene Corp.	174,588	8,912,717
*Cephalon, Inc.	28,416	1,550,945
Cigna Corp.	103,813	2,890,154
*Coventry Health Care, Inc.	56,940	1,129,120
*DaVita, Inc.	39,590	2,099,458
#DENTSPLY International, Inc.	56,566	1,864,415
Eli Lilly & Co.	384,920	13,091,129
*Express Scripts, Inc.	104,464	8,348,763
*Forest Laboratories, Inc.	114,842	3,177,678
*Genzyme Corp.	102,900	5,206,740
*Gilead Sciences, Inc.	344,234	14,647,157
*Hospira, Inc.	61,322	2,737,414
*Humana, Inc.	64,585	2,427,104
IMS Health, Inc.	69,431	1,137,974
#*Intuitive Surgical, Inc.	14,441	3,557,540
Johnson & Johnson	1,049,083	61,948,351
*King Pharmaceuticals, Inc.	94,460	956,880
*Laboratory Corp. of America Holdings	41,227	2,840,128
*Life Technologies Corp.	67,129	3,166,475
McKesson Corp.	101,314	5,950,171
*Medco Health Solutions, Inc.	180,344	10,120,905
Medtronic, Inc.	421,338	15,041,767
#Merck & Co., Inc.	802,803	24,830,697
*Millipore Corp.	21,145	1,416,926
#*Mylan, Inc.	116,233	1,887,624
#*Patterson Cos., Inc.	35,388	903,456
PerkinElmer, Inc.	44,426	826,768
Pfizer, Inc.	3,069,869	52,279,869
Quest Diagnostics, Inc.	59,396	3,322,018
Schering-Plough Corp.	622,008	17,540,626
*St. Jude Medical, Inc.	132,469	4,514,544
Stryker Corp.	107,450	4,942,700
*Tenet Healthcare Corp.	164,825	843,904
*Thermo Fisher Scientific, Inc.	155,375	6,991,875
UnitedHealth Group, Inc.	442,510	11,483,134
#*Varian Medical Systems, Inc.	47,787	1,958,311
*Waters Corp.	36,361	2,088,212
*Watson Pharmaceuticals, Inc.	40,248	1,385,336
*WellPoint, Inc.	180,844	8,456,265
*Zimmer Holdings, Inc.	81,581	4,288,713

Total Health Care		439,279,379

Industrials — (9.2%)
3M Co.	265,836	19,557,555
Avery Dennison Corp.	42,919	1,530,062
B.F. Goodrich Co.	47,197	2,565,157
#Boeing Co.	276,538	13,218,516
Burlington Northern Santa Fe Corp.	99,669	7,507,069
#C.H. Robinson Worldwide, Inc.	64,098	3,532,441
#Caterpillar, Inc.	236,514	13,022,461

6

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
Cintas Corp.	50,021	$1,385,082
CSX Corp.	149,236	6,294,774
#Cummins, Inc.	76,823	3,307,998
#Danaher Corp.	98,591	6,726,864
Deere & Co.	161,007	7,333,869
#Dover Corp.	70,857	2,669,892
#Dun & Bradstreet Corp. (The)	20,085	1,537,708
Eaton Corp.	63,040	3,810,768
Emerson Electric Co.	286,115	10,800,841
Equifax, Inc.	48,108	1,317,197
#Expeditors International of Washington, Inc.	80,754	2,601,894
#Fastenal Co.	50,323	1,736,144
FedEx Corp.	118,899	8,642,768
*First Solar, Inc.	18,365	2,239,244
Flowserve Corp.	21,290	2,090,891
Fluor Corp.	68,471	3,041,482
General Dynamics Corp.	146,596	9,191,569
General Electric Co.	4,045,427	57,687,789
Honeywell International, Inc.	286,292	10,275,020
Illinois Tool Works, Inc.	146,604	6,732,056
#*Iron Mountain, Inc.	68,608	1,676,093
ITT Industries, Inc.	69,436	3,520,405
#*Jacobs Engineering Group, Inc.	47,170	1,994,819
L-3 Communications Holdings, Inc.	44,378	3,208,086
Lockheed Martin Corp.	122,905	8,454,635
Masco Corp.	136,740	1,606,695
#*Monster Worldwide, Inc.	47,928	695,915
Norfolk Southern Corp.	139,952	6,524,562
Northrop Grumman Corp.	121,097	6,070,593
#Paccar, Inc.	138,308	5,174,102
Pall Corp.	44,893	1,424,904
Parker Hannifin Corp.	61,106	3,236,174
Pitney Bowes, Inc.	78,820	1,931,090
Precision Castparts Corp.	53,378	5,091,194
#*Quanta Services, Inc.	79,648	1,688,538
R. R. Donnelley & Sons Co.	78,153	1,569,312
#Raytheon Co.	148,232	6,711,945
Republic Services, Inc.	122,699	3,179,131
#Robert Half International, Inc.	57,812	1,341,238
#Rockwell Automation, Inc.	54,040	2,212,938
#Rockwell Collins, Inc.	60,012	3,023,405
Ryder System, Inc.	21,300	863,715
Southwest Airlines Co.	282,254	2,370,934
#*Stericycle, Inc.	32,377	1,695,583
#Textron, Inc.	102,873	1,829,082
Union Pacific Corp.	191,978	10,585,667
United Parcel Service, Inc.	378,570	20,321,638
United Technologies Corp.	358,323	22,018,948
#W.W. Grainger, Inc.	23,822	2,232,836
#Waste Management, Inc.	187,557	5,604,203

Total Industrials		348,215,491

Information Technology — (17.5%)
#*Adobe Systems, Inc.	199,856	6,583,257
#*Advanced Micro Devices, Inc.	213,484	982,026
*Affiliated Computer Services, Inc. Class A	37,170	1,936,185
*Agilent Technologies, Inc.	131,377	3,250,267
#*Akamai Technologies, Inc.	65,629	1,443,838
Altera Corp.	111,990	2,216,282
#Amphenol Corp.	65,255	2,618,031
Analog Devices, Inc.	110,986	2,844,571

7

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Apple, Inc.	341,019	$64,282,082
Applied Materials, Inc.	507,718	6,194,160
*Autodesk, Inc.	87,454	2,180,228
Automatic Data Processing, Inc.	191,159	7,608,128
*BMC Software, Inc.	70,040	2,602,686
*Broadcom Corp.	164,237	4,370,347
CA, Inc.	151,544	3,170,300
#*Ciena Corp.	34,849	408,779
*Cisco Sytems, Inc.	2,195,717	50,172,133
*Citrix Systems, Inc.	69,681	2,561,474
*Cognizant Technology Solutions Corp.	111,619	4,314,074
*Computer Sciences Corp.	57,749	2,928,452
*Compuware Corp.	90,425	638,401
*Convergys Corp.	46,766	507,411
#Corning, Inc.	591,800	8,646,198
*Dell, Inc.	655,130	9,492,834
*eBay, Inc.	427,370	9,517,530
*Electronic Arts, Inc.	123,158	2,246,402
*EMC Corp.	769,753	12,677,832
Fidelity National Information Services, Inc.	118,567	2,580,018
*Fiserv, Inc.	58,769	2,695,734
*FLIR Systems, Inc.	57,665	1,603,664
*Google, Inc.	91,589	49,102,695
Harris Corp.	49,895	2,081,619
Hewlett-Packard Co.	902,618	42,838,250
Intel Corp.	2,131,047	40,724,308
International Business Machines Corp.	499,027	60,187,646
*Intuit, Inc.	122,984	3,575,145
Jabil Circuit, Inc.	70,197	939,236
*JDS Uniphase Corp.	82,608	461,779
#*Juniper Networks, Inc.	199,558	5,090,725
#KLA-Tencor Corp.	64,969	2,112,142
#*Lexmark International, Inc.	29,727	758,038
#Linear Technology Corp.	84,622	2,190,017
*LSI Corp.	248,171	1,270,636
MasterCard, Inc. Class A	36,526	7,999,925
*McAfee, Inc.	59,842	2,506,183
*MEMC Electronic Materials, Inc.	85,101	1,056,954
#Microchip Technology, Inc.	69,645	1,668,694
*Micron Technology, Inc.	322,377	2,188,940
Microsoft Corp.	2,951,141	81,835,140
#Molex, Inc.	51,741	966,004
Motorola, Inc.	873,799	7,488,457
#National Semiconductor Corp.	89,101	1,152,967
*NetApp, Inc.	128,047	3,463,671
*Novell, Inc.	132,018	539,954
*Novellus Systems, Inc.	37,149	764,526
*Nvidia Corp.	208,536	2,494,091
Oracle Corp.	1,486,799	31,371,459
#Paychex, Inc.	122,300	3,474,543
*QLogic Corp.	44,958	788,563
QUALCOMM, Inc.	632,808	26,204,579
*Red Hat, Inc.	71,570	1,847,222
#*Salesforce.com, Inc.	41,539	2,357,338
*Sandisk Corp.	86,436	1,770,209
*Sun Microsystems, Inc.	286,790	2,345,942
*Symantec Corp.	310,065	5,450,943
*Tellabs, Inc.	150,815	907,906
*Teradata Corp.	65,400	1,823,352
#*Teradyne, Inc.	66,456	556,237
Texas Instruments, Inc.	480,199	11,260,667

8

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
Total System Services, Inc.	75,049	$1,198,533
#*VeriSign, Inc.	73,421	1,674,733
*Western Digital Corp.	85,533	2,880,751
Western Union Co.	267,065	4,852,571
Xerox Corp.	330,841	2,487,924
#Xilinx, Inc.	105,073	2,285,338
*Yahoo!, Inc.	454,106	7,220,285

Total Information Technology		661,490,161

Materials — (3.1%)
Air Products & Chemicals, Inc.	79,974	6,168,395
Airgas, Inc.	31,087	1,379,019
AK Steel Holding Corp.	41,643	660,874
#Alcoa, Inc.	370,924	4,606,876
Allegheny Technologies, Inc.	37,334	1,152,127
#Ball Corp.	35,828	1,767,395
Bemis Co., Inc.	41,111	1,061,897
CF Industries Holdings, Inc.	18,088	1,505,826
Dow Chemical Co.	435,353	10,222,088
du Pont (E.I.) de Nemours & Co.	343,985	10,945,603
Eastman Chemical Co.	27,662	1,452,532
#Ecolab, Inc.	90,154	3,963,170
FMC Corp.	27,596	1,410,156
Freeport-McMoRan Copper & Gold, Inc. Class B	156,762	11,500,060
#International Flavors & Fragrances, Inc.	30,070	1,145,366
International Paper Co.	164,743	3,675,416
MeadWestavco Corp.	65,139	1,487,123
Monsanto Co.	207,818	13,961,213
Newmont Mining Corp.	186,532	8,106,681
Nucor Corp.	119,789	4,773,592
*Owens-Illinois, Inc.	64,099	2,043,476
*Pactiv Corp.	50,236	1,159,949
PPG Industries, Inc.	62,777	3,542,506
Praxair, Inc.	116,791	9,277,877
Sealed Air Corp.	60,443	1,162,319
#Sigma-Aldrich Corp.	46,372	2,408,098
#*Titanium Metals Corp.	32,306	277,832
#United States Steel Corp.	54,560	1,881,774
#Vulcan Materials Co.	47,580	2,190,107
#Weyerhaeuser Co.	80,459	2,923,880

Total Materials		117,813,227

Real Estate Investment Trusts — (1.0%)
#Apartment Investment & Management Co. Class A	44,555	550,254
#AvalonBay Communities, Inc.	30,429	2,092,907
Boston Properties, Inc.	52,756	3,205,982
#Equity Residential	104,297	3,012,097
#HCP, Inc.	111,576	3,301,534
#Health Care REIT, Inc.	45,638	2,024,958
Host Marriott Corp.	229,891	2,324,198
#Kimco Realty Corp.	143,275	1,810,996
#ProLogis	168,564	1,909,830
#Public Storage	51,624	3,799,526
Simon Property Group, Inc.	107,758	7,315,691
#Ventas, Inc.	59,591	2,391,387
Vornado Realty Trust	59,432	3,539,770

Total Real Estate Investment Trusts		37,279,130

Telecommunication Services — (2.8%)
*American Tower Corp.	150,228	5,531,395

9

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
Telecommunication Services — (Continued)
AT&T, Inc.	2,246,012	$57,655,128
CenturyTel, Inc.	113,161	3,673,206
Frontier Communications Corp.	118,909	852,578
#*MetroPCS Communications, Inc.	99,201	618,022
#Qwest Communications International, Inc.	564,344	2,025,995
*Sprint Nextel Corp.	1,094,778	3,240,543
Verizon Communications, Inc.	1,081,364	31,997,561
Windstream Corp.	166,246	1,602,611

Total Telecommunication Services		107,197,039

Utilities — (3.4%)
*AES Corp.	253,916	3,318,682
Allegheny Energy, Inc.	64,518	1,472,301
#Ameren Corp.	88,840	2,162,366
American Electric Power Co., Inc.	181,504	5,485,051
CenterPoint Energy, Inc.	147,094	1,853,384
#CMS Energy Corp.	87,144	1,159,015
#Consolidated Edison, Inc.	104,681	4,258,423
Constellation Energy Group, Inc.	76,375	2,361,515
#Dominion Resources, Inc.	226,600	7,724,794
#DTE Energy Co.	62,611	2,315,355
Duke Energy Corp.	493,637	7,809,337
#*Dynegy, Inc.	192,997	385,994
Edison International, Inc.	124,029	3,946,603
Entergy Corp.	74,534	5,718,248
EQT Corp.	49,832	2,085,968
Exelon Corp.	250,898	11,782,170
FirstEnergy Corp.	116,044	5,022,384
FPL Group, Inc.	156,635	7,690,778
#Integrys Energy Group, Inc.	29,092	1,006,583
#Nicor, Inc.	17,215	638,332
NiSource, Inc.	104,816	1,354,223
Northeast Utilities, Inc.	66,726	1,538,034
Pepco Holdings, Inc.	84,062	1,255,046
PG&E Corp.	141,113	5,770,111
Pinnacle West Capital Corp.	38,525	1,206,603
PPL Corp.	143,356	4,220,401
Progress Energy, Inc.	106,323	3,990,302
*Public Service Enterprise Group, Inc.	192,617	5,739,987
Questar Corp.	66,325	2,642,388
SCANA Corp.	41,976	1,420,468
Sempra Energy.	93,395	4,805,173
Southern Co.	303,041	9,451,849
#TECO Energy, Inc.	81,368	1,166,817
#Wisconsin Energy Corp.	44,506	1,943,577
#Xcel Energy, Inc.	173,485	3,268,457

Total Utilities		127,970,719

TOTAL COMMON STOCKS		3,473,360,717

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $25,855,000, FNMA 6.50%, 06/25/39 valued at $27,826,444) to be repurchased at $27,414,434	$27,414	27,414,000

10

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (7.2%)
§@DFA Short Term Investment Fund LP	269,088,352	$269,088,352
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $2,507,470 FHLMC 5.793%(r), 01/01/37, valued at $1,408,594) to be repurchased at $1,367,576	$1,368	1,367,567

TOTAL SECURITIES LENDING COLLATERAL		270,455,919

TOTAL INVESTMENTS — (100.0%) (Cost $3,544,033,089)		$3,771,230,636

See accompanying Notes to Financial Statements.

11

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
COMMON STOCKS — (93.1%)
Consumer Discretionary — (15.5%)
#*AutoNation, Inc.	307,114	$5,294,645
Carnival Corp.	2,624,598	76,428,294
CBS Corp.	4,758	56,144
CBS Corp. Class B	3,870,469	45,555,420
#*Clear Channel Outdoor Holdings, Inc.	94,100	641,762
Comcast Corp. Class A	11,512,642	166,933,309
Comcast Corp. Special Class A	3,396,043	47,612,523
#*Discovery Communications, Inc. (25470F104)	584,895	16,084,612
*Discovery Communications, Inc. (25470F302)	563,115	13,526,022
#Disney (Walt) Co.	4,577,802	125,294,441
#*Expedia, Inc.	1,028,174	23,308,705
Fortune Brands, Inc.	669,010	26,057,940
#J.C. Penney Co., Inc.	815,260	27,009,564
#Lennar Corp. Class A	180,100	2,269,260
#*Liberty Global, Inc. Class A	529,579	10,872,257
#*Liberty Global, Inc. Series C	383,654	7,895,599
*Liberty Media Corp. Entertainment Class A	2,954,309	91,051,803
*Liberty Media Corp. Interactive Class A	3,585,265	40,656,905
#Macy’s, Inc.	1,848,030	32,469,887
*MGM Mirage	149,600	1,386,792
#*Mohawk Industries, Inc.	392,417	16,807,220
News Corp. Class A	5,810,104	66,932,398
#News Corp. Class B	2,307,061	31,376,030
#*Royal Caribbean Cruises, Ltd.	663,875	13,430,191
#*Sears Holdings Corp.	539,227	36,591,944
*Ticketmaster Entertainment, Inc.	73,729	711,485
Time Warner Cable, Inc.	1,980,956	78,128,905
Time Warner, Inc.	6,114,193	184,159,493
#*Toll Brothers, Inc.	904,000	15,657,280
Washington Post Co.	24,866	10,742,112
Wendy’s/Arby’s Group, Inc.	834,900	3,297,855
#Whirlpool Corp.	322,215	23,067,372
#Wyndham Worldwide Corp.	419,361	7,150,105

Total Consumer Discretionary		1,248,458,274

Consumer Staples — (5.9%)
Archer-Daniels-Midland Co.	1,723,060	51,898,567
#Bunge, Ltd.	245,372	14,000,926
*Constellation Brands, Inc. Class A	855,902	13,540,370
Corn Products International, Inc.	428,526	12,075,863
CVS Caremark Corp.	4,840,631	170,874,274
Del Monte Foods Co.	150,209	1,622,257
J.M. Smucker Co.	526,102	27,741,358
Kraft Foods, Inc.	2,137,904	58,835,118
Molson Coors Brewing Co.	757,690	37,104,079
PepsiAmericas, Inc.	521,775	15,256,701
*Ralcorp Holdings, Inc.	79,900	4,290,630
Safeway, Inc.	1,005,594	22,454,914
SUPERVALU, Inc.	1,327,679	21,070,266
#Tyson Foods, Inc. Class A	1,926,959	24,125,527

Total Consumer Staples		474,890,850

Energy — (13.0%)
Anadarko Petroleum Corp.	2,760,568	168,201,408
BJ Services Co.	567,800	10,901,760
Cabot Oil & Gas Corp.	214,857	8,265,549
#Chesapeake Energy Corp.	2,647,458	64,862,721
#Cimarex Energy Co.	368,647	14,436,217

12

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Energy — (Continued)
ConocoPhillips	5,213,766	$261,626,778
ENSCO International, Inc.	614,773	28,150,456
#Helmerich & Payne, Inc.	470,183	17,876,358
Hess Corp.	624,400	34,179,656
Marathon Oil Corp.	3,280,335	104,872,310
#*Nabors Industries, Ltd.	649,438	13,527,794
*National-Oilwell, Inc.	1,160,300	47,560,697
Noble Energy, Inc.	464,500	30,485,135
#Patterson-UTI Energy, Inc.	419,900	6,542,042
#Pioneer Natural Resources Co.	650,933	26,759,856
*Plains Exploration & Production Co.	345,600	9,158,400
*Pride International, Inc.	644,204	19,042,670
Rowan Cos., Inc.	456,566	10,615,160
#Smith International, Inc.	631,653	17,515,738
Sunoco, Inc.	155,000	4,774,000
#Tesoro Petroleum Corp.	321,700	4,548,838
#Tidewater, Inc.	273,715	11,405,704
Valero Energy Corp.	1,735,295	31,408,840
#*Whiting Petroleum Corp.	120,503	6,796,369
XTO Energy, Inc.	2,156,495	89,623,932

Total Energy		1,043,138,388

Financials — (29.1%)
*Allegheny Corp.	36,844	9,211,000
Allied World Assurance Co. Holdings, Ltd.	45,300	2,027,628
Allstate Corp.	2,596,315	76,773,035
American Financial Group, Inc.	689,393	16,959,068
#American National Insurance Co.	92,588	7,730,172
#*AmeriCredit Corp.	88,688	1,565,343
Ameriprise Financial, Inc.	283,766	9,838,167
*Arch Capital Group, Ltd.	57,368	3,864,882
Aspen Insurance Holdings, Ltd.	176,521	4,554,242
Assurant, Inc.	294,109	8,802,682
Axis Capital Holdings, Ltd.	305,766	8,833,580
Bank of America Corp.	16,675,426	243,127,711
Bank of New York Mellon Corp.	1,972,678	52,591,595
#BB&T Corp.	273,886	6,548,614
#Capital One Financial Corp.	1,815,684	66,454,034
Chubb Corp.	1,669,873	81,022,238
Cincinnati Financial Corp.	990,152	25,110,255
Citigroup, Inc.	19,573,191	80,054,351
#City National Corp.	60,935	2,295,421
CME Group, Inc.	203,881	61,696,429
#*CNA Financial Corp.	1,676,585	36,499,255
#Comerica, Inc.	630,208	17,488,272
Discover Financial Services	1,976,830	27,952,376
Endurance Specialty Holdings, Ltd.	7,900	284,321
#Everest Re Group, Ltd.	181,300	15,861,937
Fidelity National Financial, Inc.	945,859	12,835,307
Fifth Third Bancorp	2,042,900	18,263,526
First American Corp.	567,231	17,238,150
*First Horizon National Corp.	631,085	7,465,736
First Niagara Financial Group, Inc.	100,726	1,293,322
Genworth Financial, Inc.	1,169,100	12,415,842
Hanover Insurance Group, Inc.	304,654	12,813,747
Hartford Financial Services Group, Inc.	1,483,798	36,382,727
#HCC Insurance Holdings, Inc.	468,789	12,371,342
Huntington Bancshares, Inc.	726,500	2,767,965
Invesco, Ltd.	752,003	15,904,863
JPMorgan Chase & Co.	7,983,370	333,465,365
KeyCorp	1,129,300	6,086,927

13

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
#Legg Mason, Inc.	433,647	$12,623,464
Lincoln National Corp.	1,331,373	31,726,619
#Loews Corp.	2,592,160	85,800,496
#M&T Bank Corp.	474,420	29,817,297
#*Markel Corp.	7,885	2,544,490
Marshall & Ilsley Corp.	221,900	1,180,508
#Mercury General Corp.	171,128	6,239,327
MetLife, Inc.	4,663,914	158,712,993
#Morgan Stanley	3,619,297	116,251,820
*NASDAQ OMX Group, Inc. (The)	200,000	3,612,000
#New York Community Bancorp, Inc.	2,039,500	22,026,600
NYSE Euronext, Inc.	1,013,866	26,208,436
#Old Republic International Corp.	1,432,884	15,303,201
PartnerRe, Ltd.	90,832	6,946,831
People’s United Financial, Inc.	252,479	4,047,238
PNC Financial Services Group, Inc.	1,190,568	58,266,398
Prudential Financial, Inc.	1,918,000	86,751,140
#Raymond James Financial, Inc.	35,371	835,109
Regions Financial Corp.	1,100,600	5,326,904
Reinsurance Group of America, Inc.	509,512	23,488,503
RenaissanceRe Holdings, Ltd.	106,328	5,582,220
#SunTrust Banks, Inc.	1,508,760	28,832,404
Transatlantic Holdings, Inc.	295,249	14,910,074
Travelers Cos., Inc. (The)	3,328,076	165,704,904
Unum Group	1,898,589	37,876,851
#W. R. Berkley Corp.	667,640	16,504,061
#Wesco Financial Corp.	19,877	6,519,656
White Mountains Insurance Group, Ltd.	30,224	9,374,578

Total Financials		2,339,465,549

Health Care — (5.1%)
Aetna, Inc.	1,077,768	28,054,301
*Boston Scientific Corp.	4,237,207	34,406,121
Cardinal Health, Inc.	380,120	10,772,601
*CareFusion Corp.	164,010	3,668,904
#*Community Health Systems, Inc.	370,974	11,604,067
*Coventry Health Care, Inc.	343,613	6,813,846
#*Hologic, Inc.	697,338	10,306,656
*Humana, Inc.	283,046	10,636,869
*Inverness Medical Innovations, Inc.	223,740	8,504,357
*King Pharmaceuticals, Inc.	1,215,010	12,308,051
#Omnicare, Inc.	582,523	12,623,273
#PerkinElmer, Inc.	424,381	7,897,730
Teleflex, Inc.	52,080	2,590,980
*Thermo Fisher Scientific, Inc.	1,056,245	47,531,025
UnitedHealth Group, Inc.	2,406,388	62,445,769
*Watson Pharmaceuticals, Inc.	631,400	21,732,788
*WellPoint, Inc.	2,580,122	120,646,505

Total Health Care		412,543,843

Industrials — (13.7%)
#*AGCO Corp.	126,940	3,568,283
Burlington Northern Santa Fe Corp.	1,930,415	145,398,858
#CSX Corp.	2,287,204	96,474,265
#Eaton Corp.	395,650	23,917,042
#FedEx Corp.	599,693	43,591,684
General Electric Co.	18,139,800	258,673,548
#*Hertz Global Holdings, Inc.	820,911	7,642,681
#Ingersoll-Rand P.L.C.	635,764	20,083,785
#*Kansas City Southern	206,873	5,012,533
#Masco Corp.	1,592,858	18,716,082

14

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
Norfolk Southern Corp.	2,186,220	$101,921,576
#Northrop Grumman Corp.	1,926,678	96,584,368
#Pentair, Inc.	341,927	9,950,076
R. R. Donnelley & Sons Co.	920,372	18,481,070
Republic Services, Inc.	548,028	14,199,405
#Ryder System, Inc.	319,005	12,935,653
Southwest Airlines Co.	4,297,932	36,102,629
SPX Corp.	50,000	2,639,000
Timken Co.	217,642	4,794,653
Tyco International, Ltd.	336,967	11,305,243
Union Pacific Corp.	2,835,808	156,366,453
*URS Corp.	356,821	13,866,064

Total Industrials		1,102,224,951

Information Technology — (3.3%)
*Activision Blizzard, Inc.	1,656,656	17,941,584
*Arrow Electronics, Inc.	505,000	12,796,700
*Avnet, Inc.	860,267	21,317,416
AVX Corp.	179,574	2,032,778
*Computer Sciences Corp.	946,932	48,018,922
Fidelity National Information Services, Inc.	935,123	20,348,276
*IAC/InterActiveCorp	815,025	15,436,574
*Ingram Micro, Inc.	969,555	17,112,646
#*Micron Technology, Inc.	3,863,757	26,234,910
*Sandisk Corp.	606,339	12,417,823
*Tellabs, Inc.	1,931,218	11,625,932
Tyco Electronics, Ltd.	1,547,828	32,891,345
#Xerox Corp.	3,910,956	29,410,389

Total Information Technology		267,585,295

Materials — (3.6%)
#Alcoa, Inc.	4,317,440	53,622,605
Ashland, Inc.	160,300	5,536,762
Commercial Metals Co.	104,500	1,550,780
#Dow Chemical Co.	3,993,594	93,769,587
#International Paper Co.	1,909,245	42,595,256
MeadWestavco Corp.	1,023,001	23,355,113
Reliance Steel & Aluminum Co.	300,700	10,969,536
Steel Dynamics, Inc.	52,700	705,653
#United States Steel Corp.	346,600	11,954,234
#Weyerhaeuser Co.	1,105,551	40,175,723

Total Materials		284,235,249

Telecommunication Services — (3.4%)
#AT&T, Inc.	8,438,300	216,611,161
#*Sprint Nextel Corp.	9,790,408	28,979,608
Telephone & Data Systems, Inc.	309,373	9,163,628
Telephone & Data Systems, Inc. Special Shares	174,000	4,802,400
*United States Cellular Corp.	264,225	9,673,277
Verizon Communications, Inc.	26	769

Total Telecommunication Services		269,230,843

Utilities — (0.5%)
*AES Corp.	528,748	6,910,736
*Calpine Corp.	989,786	11,125,195
#*Mirant Corp.	321,125	4,489,328
*NRG Energy, Inc.	103,100	2,370,269
*Public Service Enterprise Group, Inc.	62,200	1,853,560
Questar Corp.	207,166	8,253,493

15

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†
Utilities — (Continued)
*RRI Energy, Inc.	834,099	$4,395,702

Total Utilities		39,398,283

TOTAL COMMON STOCKS		7,481,171,525

	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.5%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $39,850,000 FNMA 6.50%, 6/25/39, valued at $42,888,563) to be repurchased at $42,250,669	$42,250	42,250,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (6.4%)
§@DFA Short Term Investment Fund LP	512,733,772	512,733,772
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $3,853,074 FHLMC 5.793%(r), 01/01/37 & 5.945%(r), 07/01/37, valued at $2,684,003) to be repurchased at $2,605,845	$2,606	2,605,828

TOTAL SECURITIES LENDING COLLATERAL		515,339,600

TOTAL INVESTMENTS — (100.0%) (Cost $6,877,390,667)		$8,038,761,125

See accompanying Notes to Financial Statements.

16

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (85.2%)
AUSTRALIA — (4.5%)
#*Alumina, Ltd. Sponsored ADR	87,059	$503,201
Amcor, Ltd.	2,026,464	10,435,306
Amcor, Ltd. Sponsored ADR	77,103	1,570,588
Australia & New Zealand Banking Group, Ltd.	3,343,351	68,191,374
#Bendigo Bank, Ltd.	238,547	1,933,236
BlueScope Steel, Ltd.	2,708,973	7,179,189
#Boral, Ltd.	1,212,600	6,185,111
#*Caltex Australia, Ltd.	265,507	2,407,251
#Crown, Ltd.	726,400	5,287,521
CSR, Ltd. (6238645)	2,438,600	4,147,596
CSR, Ltd. (B58VXV1)	426,755	739,474
#Downer EDI, Ltd.	480,526	3,657,956
#Fairfax Media, Ltd.	2,908,662	4,122,034
Goodman Fielder, Ltd.	2,376,765	3,409,367
Harvey Norman Holdings, Ltd.	113,157	400,883
*Incitec Pivot, Ltd.	2,357,913	5,500,234
Insurance Australia Group, Ltd.	2,620,594	8,815,390
Lend Lease Corp., Ltd.	629,285	5,216,216
#Macquarie Group, Ltd.	410,696	17,986,733
National Australia Bank, Ltd.	2,465,437	65,140,887
OneSteel, Ltd.	1,673,037	4,542,208
Origin Energy, Ltd.	167,471	2,401,339
*OZ Minerals, Ltd.	3,889,713	4,067,350
Qantas Airways, Ltd.	2,226,972	5,537,350
#Sims Metal Management, Ltd.	90,490	1,595,361
Suncorp-Metway, Ltd.	2,617,468	20,473,493
TABCORP Holdings, Ltd.	1,277,891	8,151,750
Tatts Group, Ltd.	1,434,845	3,177,050
#Toll Holdings, Ltd.	69,091	523,719
#Washington H. Soul Pattinson & Co., Ltd.	113,801	1,362,176
Wesfarmers, Ltd.	1,898,047	47,362,464

TOTAL AUSTRALIA		322,023,807

AUSTRIA — (0.5%)
#Erste Group Bank AG	303,609	12,205,974
OMV AG	383,710	15,812,244
Voestalpine AG	180,281	6,164,525

TOTAL AUSTRIA		34,182,743

BELGIUM — (0.5%)
Delhaize Group SA	201,237	13,670,396
#Delhaize Group SA Sponsored ADR	52,900	3,586,620
#*KBC Groep NV	78,843	3,375,020
Solvay SA	55,827	5,482,055
#UCB SA	278,888	11,905,862

TOTAL BELGIUM		38,019,953

CANADA — (7.6%)
Astral Media, Inc. Class A	40,138	1,188,505
#Bank of Montreal	764,416	35,364,969
Barrick Gold Corp.	375,441	13,518,027
BCE, Inc.	651,325	15,584,127
Canadian Pacific Railway, Ltd.	427,751	18,540,291
#Canadian Tire Corp. Class A	166,647	8,422,831
*CGI Group, Inc.	400,789	4,896,660
#Empire Co., Ltd. Class A	65,500	2,602,324
EnCana Corp.	671,498	37,234,767
Ensign Energy Services, Inc.	128,319	1,840,498

17

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
CANADA — (Continued)
Fairfax Financial Holdings, Inc.	46,500	$16,633,940
#George Weston, Ltd.	109,600	5,587,113
Gerdau Ameristeel Corp.	403,761	2,746,343
Goldcorp, Inc.	442,407	16,264,452
Industrial Alliance Insurance & Financial Services, Inc.	140,300	3,601,991
Inmet Mining Corp.	87,300	4,626,202
Intact Financial Corp.	128,700	3,913,156
Loblaw Cos., Ltd.	184,013	5,077,980
Magna International, Inc. Class A	243,268	9,602,122
Manitoba Telecom Services, Inc.	40,500	1,175,643
#Manulife Financial Corp.	2,074,478	38,918,630
Metro, Inc. Class A	137,300	4,282,496
National Bank of Canada	135,767	7,075,367
Onex Corp.	110,200	2,486,005
*Sino-Forest Corp.	278,730	3,923,162
#Sun Life Financial, Inc.	1,262,400	34,918,564
Suncor Energy, Inc.	1,020,281	33,869,501
Talisman Energy, Inc.	1,787,820	30,500,584
*Teck Resources, Ltd. Class B	1,418,230	41,168,712
#Thomson Reuters Corp.	1,832,184	58,281,755
#Toronto Dominion Bank	944,998	53,867,637
TransCanada Corp.	292,621	8,967,527
#*Viterra, Inc.	460,598	4,384,418
Yamana Gold, Inc.	1,625,161	17,242,131

TOTAL CANADA		548,308,430

DENMARK — (1.1%)
A.P. Moller - Maersk A.S.	3,478	23,747,910
Carlsberg A.S. Series B	277,074	19,425,578
#Danisco A.S.	107,780	6,721,474
*Danske Bank A.S.	965,053	22,163,991
*Jyske Bank A.S.	93,150	3,476,738
#*Sydbank A.S.	60,841	1,488,032

TOTAL DENMARK		77,023,723

FINLAND — (0.6%)
Kesko Oyj	152,447	5,073,299
Sampo Oyj	503,782	12,058,152
Stora Enso Oyj Series R	1,183,538	8,958,178
Stora Enso Oyj Sponsored ADR	91,500	689,910
#UPM-Kymmene Oyj	1,070,295	12,845,032
UPM-Kymmene Oyj Sponsored ADR	69,300	826,749

TOTAL FINLAND		40,451,320

FRANCE — (8.3%)
#*Air France-KLM SA	320,673	4,916,514
#AXA SA	2,818,397	70,093,978
#AXA SA Sponsored ADR	140,900	3,494,320
BNP Paribas SA	913,891	68,847,185
Capgemini SA	259,094	12,002,899
#Casino Guichard Perrachon SA	93,798	7,453,321
Ciments Francais SA	26,702	2,909,965
CNP Assurances SA	72,302	6,986,719
#Compagnie de Saint-Gobain SA	846,142	41,232,265
Compagnie Generale des Establissements Michelin SA Series B	218,195	16,163,226
Credit Agricole SA	1,845,722	35,355,091
#European Aeronautic Defence & Space Co. EADS NV	968,650	18,138,440
France Telecom SA	690,822	17,117,707
*GDF Suez SA	100,344	4,195,124
#Lafarge SA	467,217	37,923,901

18

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
FRANCE — (Continued)
Lagardere SCA	238,722	$10,785,307
#*Peugeot SA	325,797	10,612,551
PPR SA	161,317	17,580,856
#*Renault SA	500,084	22,379,134
Safran SA	312,438	5,040,487
#Schneider Electric SA	311,215	32,362,873
SCOR SE	193,766	4,931,514
#Societe Generale Paris SA	913,312	60,662,002
#STMicroelectronics NV	1,542,301	12,377,343
Vivendi SA	2,686,677	74,534,678

TOTAL FRANCE		598,097,400

GERMANY — (7.4%)
Allianz SE	442,712	50,712,808
Allianz SE Sponsored ADR	2,834,240	32,168,624
#Bayerische Motoren Werke AG	915,762	44,797,554
#*Commerzbank AG	1,089,462	11,355,014
#Daimler AG (5529027)	1,684,003	81,364,327
#Daimler AG (D1668R123)	404,583	19,513,038
#Deutsche Bank AG (5750355)	774,190	56,245,973
#Deutsche Bank AG (D18190898)	128,363	9,194,642
#Deutsche Lufthansa AG	464,311	7,169,646
#*Deutsche Postbank AG	14,003	434,041
#Deutsche Telekom AG	2,621,866	35,693,819
Deutsche Telekom AG Sponsored ADR	2,809,150	38,035,891
E.ON AG	545,840	20,855,107
#Fraport AG	41,329	1,945,832
Generali Deutschland Holding AG	33,484	3,149,955
#*Hannover Rueckversicherung AG	110,141	4,994,555
Heidelberger Zement AG	58,318	3,475,436
Hochtief AG	8,774	656,241
#Linde AG	133,956	13,925,660
Munchener Rueckversicherungs-Gesellschaft AG	388,934	61,534,351
Porsche Automobil Holding SE	190,907	14,602,883
*Salzgitter AG	79,216	7,128,508
SCA Hygiene Products SE	3,195	1,522,487
#ThyssenKrupp AG	409,120	13,148,388
#*TUI AG	265,715	1,840,362

TOTAL GERMANY		535,465,142

GREECE — (0.3%)
*Agricultural Bank of Greece S.A.	285,278	808,603
*Alpha Bank A.E.	214,210	4,129,970
*EFG Eurobank Ergasias S.A.	61,225	969,817
Hellenic Petroleum S.A.	355,700	4,311,585
Marfin Investment Group S.A.	323,492	1,288,925
#National Bank of Greece S.A. ADR	619,230	4,501,802
*Piraeus Bank S.A.	174,541	3,009,200

TOTAL GREECE		19,019,902

HONG KONG — (2.7%)
*Cathay Pacific Airways, Ltd.	2,498,000	4,047,441
Cheung Kong Holdings, Ltd.	3,224,000	41,120,708
*Dah Sing Financial Holdings, Ltd.	176,400	995,902
Great Eagle Holdings, Ltd.	471,721	1,232,322
Hang Lung Group, Ltd.	1,737,000	8,795,011
Henderson Land Development Co., Ltd.	1,995,000	14,116,669
Hong Kong & Shanghai Hotels, Ltd.	1,164,505	1,666,562
Hopewell Holdings, Ltd.	1,129,000	3,587,647
Hutchison Whampoa, Ltd.	5,568,000	39,081,157

19

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
HONG KONG — (Continued)
Hysan Development Co., Ltd.	1,029,302	$3,020,220
New World Development Co., Ltd.	4,135,660	8,891,315
Pacific Basin Shipping, Ltd.	301,000	221,579
#Sino Land Co., Ltd.	2,559,315	4,900,059
Sinotrans Shipping, Ltd.	1,275,000	572,602
Sun Hung Kai Properties, Ltd.	2,274,000	34,337,122
Wharf Holdings, Ltd.	3,509,740	19,030,072
Wheelock & Co., Ltd.	3,482,000	11,231,223
Wheelock Properties, Ltd.	1,565,000	1,085,874

TOTAL HONG KONG		197,933,485

IRELAND — (0.0%)
CRH P.L.C. Sponsored ADR	2,341	57,893

ITALY — (2.9%)
Banca Monte Dei Paschi di Siena SpA	5,698,737	10,828,144
Banca Popolare di Milano Scarl	982,340	7,308,954
*Banco Popolare Scarl	426,228	3,702,705
#*Fiat SpA	443,245	6,598,916
Fondiaria - SAI SpA	167,605	3,054,740
#*Intesa Sanpaolo SpA	11,201,860	47,142,793
#Italcementi SpA	273,413	3,935,555
Telecom Italia SpA	5,476,933	8,700,840
#Telecom Italia SpA Sponsored ADR	1,874,500	29,729,570
*UniCredito SpA	19,413,366	65,038,767
Unione di Banche Italiane ScpA	1,533,872	21,909,611
#*Unipol Gruppo Finanziario SpA	1,822,774	2,642,839

TOTAL ITALY		210,593,434

JAPAN — (11.7%)
#77 Bank, Ltd. (The)	737,372	4,243,571
#*AEON Co., Ltd.	1,607,900	14,341,543
Aisin Seiki Co., Ltd.	282,500	7,182,732
Ajinomoto Co., Inc.	1,130,000	10,605,762
Amada Co., Ltd.	631,000	3,860,332
Aoyama Trading Co., Ltd.	105,500	1,690,680
*Aozora Bank, Ltd.	943,000	1,114,962
Asahi Glass Co., Ltd.	1,414,000	11,912,693
#Asatsu-DK, Inc.	32,500	640,929
Awa Bank, Ltd. (The)	65,600	341,777
Bank of Iwate, Ltd. (The)	19,600	1,161,271
Bank of Kyoto, Ltd. (The)	353,400	3,206,866
Bridgestone Corp.	807,000	13,308,004
Canon Marketing Japan, Inc.	124,900	2,023,563
#Chiba Bank, Ltd. (The)	823,000	5,075,357
Chudenko Corp.	41,100	608,129
Chugoku Bank, Ltd. (The)	240,800	3,251,522
Citizen Holdings Co., Ltd.	377,500	2,124,119
#Coca-Cola West Co., Ltd.	90,707	1,684,922
Comsys Holdings Corp.	149,000	1,472,604
Cosmo Oil Co., Ltd.	1,085,364	2,851,115
Credit Saison Co., Ltd.	168,300	1,881,426
Dai Nippon Printing Co., Ltd.	1,348,000	16,889,628
Daicel Chemical Industries, Ltd.	515,000	3,109,942
#Daido Steel Co., Ltd.	398,000	1,354,628
Daishi Bank, Ltd. (The)	573,932	2,090,712
Daiwa House Industry Co., Ltd.	916,000	9,786,139
#Dentsu, Inc.	52,700	1,129,049
DIC Corp.	596,000	975,467
*Elpida Memory, Inc.	39,200	512,150
*Fuji Electric Holdings Co., Ltd.	181,780	337,791

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
*Fuji Heavy Industries, Ltd.	1,286,000	$5,025,424
*Fuji Television Network, Inc.	555	815,489
FUJIFILM Holdings Corp.	1,257,700	35,755,504
Fujikura, Ltd.	609,000	2,936,354
Fukuoka Financial Group, Inc.	1,446,000	5,287,134
Glory, Ltd.	75,400	1,659,103
Gunma Bank, Ltd. (The)	585,397	3,049,802
#H2O Retailing Corp.	198,000	1,203,406
Hachijuni Bank, Ltd. (The)	993,231	5,876,067
#Hakuhodo Dy Holdings, Inc.	29,940	1,503,793
Higo Bank, Ltd. (The)	376,000	2,225,776
*Hino Motors, Ltd.	217,000	802,194
Hitachi Chemical Co., Ltd.	6,300	125,072
Hitachi High-Technologies Corp.	35,600	589,672
#Hitachi Transport System, Ltd.	111,000	1,455,965
*Hitachi, Ltd.	6,574,000	21,226,498
*Hitachi, Ltd. Sponsored ADR	144,840	4,653,709
Hokkoku Bank, Ltd. (The)	435,409	1,708,616
#House Foods Corp.	117,000	1,863,018
Hyakugo Bank, Ltd. (The)	475,028	2,271,711
Hyakujishi Bank, Ltd. (The)	329,000	1,355,835
#Idemitsu Kosan Co., Ltd.	46,924	3,441,084
#Isetan Mitsukoshi Holdings, Ltd.	705,700	6,763,322
*Isuzu Motors, Ltd.	1,099,000	2,323,674
Itochu Corp.	343,000	2,168,029
#*J Front Retailing Co., Ltd.	905,000	4,289,809
Joyo Bank, Ltd. (The)	842,000	3,704,175
JS Group Corp.	561,100	9,157,444
JTEKT Corp.	208,300	2,200,452
Juroku Bank, Ltd.	400,000	1,431,060
Kagoshima Bank, Ltd. (The)	358,143	2,644,699
Kajima Corp.	1,104,000	2,584,767
Kamigumi Co., Ltd.	488,000	3,665,658
#Kandenko Co., Ltd.	129,000	795,619
Kaneka Corp.	580,542	3,779,424
Kansai Paint Co., Ltd.	64,000	541,552
#*Kawasaki Kisen Kaisha, Ltd.	753,087	2,744,038
Keiyo Bank, Ltd. (The)	317,000	1,523,545
Kinden Corp.	285,000	2,314,625
*Kobe Steel, Ltd.	3,785,000	6,878,464
Kuraray Co., Ltd.	30,500	314,864
Kyocera Corp.	327,900	27,505,650
#Kyocera Corp. Sponsored ADR	13,600	1,135,192
#Marui Group Co., Ltd.	542,642	3,117,172
#Mazda Motor Corp.	2,017,000	4,552,092
Medipal Holdings Corp.	168,100	2,347,503
*Meiji Holdings Co., Ltd.	51,095	2,081,051
Mitsubishi Chemical Holdings Corp.	2,412,500	8,958,586
*Mitsubishi Gas Chemical Co., Inc.	566,000	2,610,761
Mitsubishi Heavy Industries, Ltd.	7,188,000	25,417,348
Mitsubishi Logistics Corp.	199,000	2,165,109
*Mitsubishi Materials Corp.	1,745,000	4,601,377
#Mitsubishi Rayon Co., Ltd.	307,000	1,060,452
Mitsubishi Tanabe Pharma Corp.	385,000	4,915,204
#Mitsui Chemicals, Inc.	1,351,800	4,642,520
*Mitsui Mining & Smelting Co., Ltd.	385,000	992,054
Musashino Bank, Ltd.	37,500	1,071,868
Nagase & Co., Ltd.	235,889	2,869,101
Namco Bandai Holdings, Inc.	162,600	1,662,560
Nanto Bank, Ltd. (The)	263,000	1,427,559
#*NEC Corp.	4,453,101	12,657,266

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
#NGK Spark Plug Co., Ltd.	145,000	$1,643,333
Nippon Express Co., Ltd.	1,602,238	6,560,618
Nippon Kayaku Co., Ltd.	7,000	62,623
#Nippon Meat Packers, Inc.	360,536	4,227,230
Nippon Mining Holdings, Inc.	1,899,050	8,472,073
Nippon Oil Corp.	3,113,050	15,340,349
Nippon Paper Group, Inc.	188,900	5,012,951
Nippon Sheet Glass Co., Ltd.	1,141,739	3,364,278
Nippon Shokubai Co., Ltd.	231,000	1,941,496
Nippon Television Network Corp.	10,680	1,391,886
*Nippon Yusen K.K.	1,279,000	4,721,208
Nishi-Nippon Bank, Ltd.	1,193,569	2,952,678
*Nissan Motor Co., Ltd.	4,991,500	36,119,215
#Nissay Dowa General Insurance Co., Ltd.	383,000	1,699,964
Nisshin Steel Co., Ltd.	1,226,000	2,046,021
#Nisshinbo Holdings, Inc.	305,000	2,997,718
NOK Corp.	112,600	1,494,005
NSK, Ltd.	477,000	2,771,257
NTN Corp.	70,000	264,315
#Obayashi Corp.	1,393,682	5,262,857
Ogaki Kyoritsu Bank, Ltd. (The)	334,000	1,144,275
#Oji Paper Co., Ltd.	1,756,000	7,641,694
#Onward Holdings Co., Ltd.	278,000	1,725,747
#Panasonic Electric Works Co., Ltd.	575,000	7,258,163
Ricoh Co., Ltd.	1,423,000	19,338,909
Rohm Co., Ltd.	178,000	11,804,415
San-in Godo Bank, Ltd. (The)	309,900	2,694,654
#Sapporo Hokuyo Holdings, Inc.	428,000	1,444,752
#SBI Holdings, Inc.	17,223	3,164,679
#Seiko Epson Corp.	249,600	3,858,497
Seino Holdings Co., Ltd.	295,000	2,182,953
Sekisui Chemical Co., Ltd.	849,000	5,135,210
Sekisui House, Ltd.	1,147,000	9,918,951
#Sharp Corp.	706,000	7,532,589
Shiga Bank, Ltd.	326,185	2,023,578
Shimachu Co., Ltd.	70,700	1,671,411
#Shimizu Corp.	831,000	3,186,498
#*Shinsei Bank, Ltd.	1,290,000	1,682,910
#Shizuoka Bank, Ltd.	38,000	377,567
#Showa Denko K.K.	1,456,000	2,802,507
Sohgo Security Services Co., Ltd.	101,300	1,172,377
Sojitz Corp.	2,136,700	3,944,714
Sony Corp.	652,500	19,267,546
Sony Corp. Sponsored ADR	1,725,386	50,709,095
Sumco Corp.	59,600	1,137,368
Sumitomo Bakelite Co., Ltd.	347,000	1,636,368
Sumitomo Chemical Co., Ltd.	1,982,000	7,896,805
Sumitomo Corp.	2,756,900	26,763,189
Sumitomo Electric Industries, Ltd.	1,567,000	19,015,183
Sumitomo Forestry Co., Ltd.	158,000	1,210,489
*Sumitomo Heavy Industries, Ltd.	384,000	1,742,238
Sumitomo Rubber Industries, Ltd.	230,300	2,122,983
#Sumitomo Trust & Banking Co., Ltd.	2,806,000	14,619,243
Suzuken Co., Ltd.	94,400	3,340,722
#*Taiheiyo Cement Corp.	1,638,800	1,902,677
Taisei Corp.	1,831,703	3,594,713
#Takashimaya Co., Ltd.	459,634	3,099,092
TDK Corp.	208,700	11,999,382
#Teijin, Ltd.	1,866,862	5,486,727
Toda Corp.	385,000	1,283,405
Tokuyama Corp.	382,000	2,400,336

22

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
JAPAN — (Continued)
Tokyo Broadcasting System, Inc.	60,700	$905,383
Tokyo Steel Manufacturing Co., Ltd.	191,400	2,506,851
Toppan Printing Co., Ltd.	1,218,000	10,885,786
#Tosoh Corp.	884,000	2,376,873
#Toyo Seikan Kaisha, Ltd.	342,249	5,749,746
Toyobo Co., Ltd.	743,000	1,152,667
Toyota Auto Body Co., Ltd.	105,100	1,952,084
*Toyota Tsusho Corp.	435,400	6,225,376
TV Asahi Corp.	755	1,147,958
UNY Co., Ltd.	323,750	2,404,752
Yamaguchi Financial Group, Inc.	362,148	3,460,012
Yamaha Corp.	285,400	2,948,457
#Yamaha Motor Co., Ltd.	397,300	4,731,153
*Yokogawa Electric Corp.	74,600	604,619
Yokohama Rubber Co., Ltd.	410,000	1,795,791

TOTAL JAPAN		849,344,450

MALAYSIA — (0.0%)
*Rekapacific Berhad	691,000	—

NETHERLANDS — (3.7%)
*Aegon NV	3,202,429	22,761,054
#ArcelorMittal NV	2,446,831	82,806,981
*ING Groep NV	3,093,625	40,259,293
#*ING Groep NV Sponsored ADR	538,200	6,942,780
Koninklijke Ahold NV	1,318,845	16,612,403
Koninklijke DSM NV	443,200	19,418,373
Philips Electronics NV	3,072,622	77,186,781
Philips Electronics NV ADR	133,700	3,354,533

TOTAL NETHERLANDS		269,342,198

NEW ZEALAND — (0.1%)
Contact Energy, Ltd.	929,259	4,138,385
Fletcher Building, Ltd.	685,164	4,047,301

TOTAL NEW ZEALAND		8,185,686

NORWAY — (1.0%)
#*DnB NOR ASA Series A	2,507,294	28,722,407
#*Marine Harvest ASA	5,002,000	3,629,062
#*Norsk Hydro ASA	2,002,345	13,123,305
*Norsk Hydro ASA Sponsored ADR	59,900	401,330
#Orkla ASA	2,700,350	24,964,057
#*Storebrand ASA	713,900	4,851,286

TOTAL NORWAY		75,691,447

PORTUGAL — (0.2%)
Banco BPI SA	275,646	929,774
#Banco Comercial Portugues SA	3,941,284	5,618,638
Banco Espirito Santo SA	747,704	5,518,458
Cimpor Cimentos de Portugal SA	129,009	1,005,451

TOTAL PORTUGAL		13,072,321

SINGAPORE — (1.6%)
#Capitaland, Ltd.	5,173,000	15,001,103
City Developments, Ltd.	884,000	6,193,525
DBS Group Holdings, Ltd.	4,164,750	38,138,997
Fraser & Neave, Ltd.	2,351,450	6,402,182
Jardine Cycle & Carriage, Ltd.	28,324	465,142
Neptune Orient Lines, Ltd.	1,457,000	1,621,584
#Overseas-Chinese Banking Corp., Ltd.	3,238,777	17,453,380

23

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SINGAPORE — (Continued)
#Singapore Airlines, Ltd.	1,568,600	$15,042,479
#*Singapore Airport Terminal Services, Ltd.	1,145,078	2,001,087
Singapore Land, Ltd.	532,000	2,082,638
United Industrial Corp., Ltd.	1,391,000	1,795,865
United Overseas Bank, Ltd.	528,000	6,329,063
UOL Group, Ltd.	1,376,600	3,284,172
Venture Corp., Ltd.	48,000	306,205
Wheelock Properties, Ltd.	476,000	591,055

TOTAL SINGAPORE		116,708,477

SPAIN — (4.7%)
Acciona SA	73,176	8,914,017
Acerinox SA	155,237	3,087,220
#Banco Bilbao Vizcaya SA Sponsored ADR	385,925	6,869,465
#Banco de Sabadell SA	2,431,718	16,416,332
#Banco Espanol de Credito SA	218,246	2,762,397
#Banco Popular Espanol SA	2,035,899	18,134,989
Banco Santander SA	5,654,108	90,987,342
Banco Santander SA Sponsored ADR	5,549,048	89,117,711
Criteria Caixacorp SA	1,702,347	8,298,618
#Fomento de Construcciones y Contratas SA	38,756	1,576,531
Gas Natural SDG SA	549,680	11,043,487
Iberdrola Renovables SA	1,953,105	8,681,835
#Mapfre SA	359,181	1,539,222
Repsol YPF SA	1,204,043	32,053,183
#Repsol YPF SA Sponsored ADR	1,332,613	35,447,506
*Sacyr Vallehermoso SA	107,104	1,620,346

TOTAL SPAIN		336,550,201

SWEDEN — (2.9%)
#Boliden AB	91,703	1,104,224
Holmen AB Series A	6,300	176,579
Holmen AB Series B	146,100	3,942,996
#Nordea Bank AB	6,583,962	70,668,421
#*Skandinaviska Enskilda Banken AB Series A	2,552,148	15,458,949
*Skandinaviska Enskilda Banken AB Series C	9,800	66,633
#SSAB AB Series A	507,586	7,737,518
#SSAB AB Series B	233,785	3,268,952
Svenska Cellulosa AB	57,000	781,203
Svenska Cellulosa AB Series B	1,586,671	21,802,524
#Svenska Handelsbanken AB Series A	740,000	19,123,005
#*Swedbank AB Series A	363,437	3,130,853
Tele2 AB Series B	857,471	12,498,320
#Telefonaktiebolaget LM Erricson AB Sponsored ADR	706,832	7,351,053
TeliaSonera AB	3,615,084	23,960,555
#Volvo AB Series A	898,101	8,294,065
Volvo AB Series B	1,028,966	9,744,638

TOTAL SWEDEN		209,110,488

SWITZERLAND — (6.3%)
#Adecco SA	366,804	16,390,414
Baloise-Holding AG	200,163	17,138,340
Banque Cantonale Vaudoise	7,063	2,660,418
Compagnie Financiere Richemont SA Series A	1,205,682	33,751,706
Credit Suisse Group AG	1,755,349	93,836,004
#Credit Suisse Group AG Sponsored ADR	840,377	44,792,094
GAM Holdings, Ltd.	38,097	464,786
Givaudan SA	15,362	11,403,803
#*Holcim, Ltd.	650,248	41,384,888
*Julius Baer Group, Ltd.	38,097	1,434,161

24

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††
SWITZERLAND — (Continued)
#PSP Swiss Property AG	95,780	$5,374,738
St. Galler Kantonalbank AG	5,534	2,519,876
#Swatch Group AG	34,658	8,092,532
Swiss Life Holding AG	123,557	14,800,026
Swiss Reinsurance Co., Ltd. AG	738,155	30,058,111
*UBS AG	3,481,616	58,055,052
Zurich Financial Services AG	322,012	73,738,360

TOTAL SWITZERLAND		455,895,309

UNITED KINGDOM — (16.6%)
*Anglo American P.L.C.	1,329,421	48,102,581
Associated British Foods P.L.C.	1,637,844	22,178,287
Aviva P.L.C.	7,396,866	46,253,871
#*Barclays P.L.C. Sponsored ADR	2,451,654	51,239,569
#*British Airways P.L.C.	2,372,765	7,046,439
Carnival P.L.C.	658,867	20,425,788
#Carnival P.L.C. ADR	218,000	6,753,640
*easyJet P.L.C.	687,918	4,049,542
Friends Provident Group P.L.C.	5,399,716	7,199,159
#HSBC Holdings P.L.C. Sponsored ADR	3,278,400	181,590,576
International Power P.L.C.	6,384,014	26,504,435
Investec P.L.C.	1,003,281	7,161,546
*Kazakhmys P.L.C.	729,615	12,984,716
Kingfisher P.L.C.	9,743,172	35,612,473
#Ladbrokes P.L.C.	861,132	1,715,434
Legal & General Group P.L.C.	15,758,133	20,219,946
Mondi P.L.C.	877,217	4,841,991
Old Mutual P.L.C.	9,616,350	16,690,338
Pearson P.L.C.	820,157	11,148,222
#Pearson P.L.C. Sponsored ADR	1,845,066	25,111,348
Rexam P.L.C.	3,544,129	16,048,596
*Rolls-Royce Group P.L.C. (3283648)	1,317,228	9,714,334
*Rolls-Royce Group P.L.C. (B3XLQZ7)	79,033,680	129,714
*Royal Bank of Scotland Group P.L.C.	15,142,602	10,347,950
#Royal Dutch Shell P.L.C. ADR	2,252,783	131,021,859
RSA Insurance Group P.L.C.	13,252,463	26,261,469
SABmiller P.L.C.	1,174,082	30,774,654
Sainsbury (J.) P.L.C.	5,000,726	26,987,115
Schroders P.L.C.	123,678	2,223,821
Schroders P.L.C. Non-Voting	63,155	932,375
Standard Chartered P.L.C.	927,972	22,765,064
Thomas Cook Group P.L.C.	1,861,207	6,232,613
Tomkins P.L.C. Sponsored ADR	330,800	3,599,104
Vodafone Group P.L.C.	34,976,333	77,082,062
#Vodafone Group P.L.C. Sponsored ADR	7,395,974	164,116,663
Whitbread P.L.C.	653,031	13,585,022
William Morrison Supermarkets P.L.C.	6,906,878	31,655,641
*Wolseley P.L.C.	566,229	11,453,707
WPP P.L.C.	1,259,793	11,290,157
#WPP P.L.C. Sponsored ADR	24,445	1,094,647
*Xstrata P.L.C.	3,245,577	46,747,872

TOTAL UNITED KINGDOM		1,200,894,340

TOTAL COMMON STOCKS		6,155,972,149

RIGHTS/WARRANTS — (0.0%)
GERMANY — (0.0%)
*TUI AG Rights 11/11/09	265,715	41,059

ITALY — (0.0%)
*Unione di Banche Italiane ScpA Warrants 06/30/11	817,282	76,976

TOTAL RIGHTS/WARRANTS		118,035

25

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $13,010,000 FNMA 6.50%, 06/25/39, valued at $14,002,013) to be repurchased at $13,790,218	$13,790	$13,790,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (14.6%)
§@DFA Short Term Investment Fund LP	1,055,086,714	1,055,086,714
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized by various corporate obligations, ranging in par value from $4,247,617 to $16,429,280, rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39, valued at $1,212,860) to be repurchased at $1,189,085	$1,189	1,189,078

TOTAL SECURITIES LENDING COLLATERAL		1,056,275,792

TOTAL INVESTMENTS — (100.0%) (Cost $5,830,288,347)		$7,226,155,976

See accompanying Notes to Financial Statements.

26

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value††
COMMON STOCKS — (82.9%)
ARGENTINA — (0.1%)
*Petrobras Energia Participaciones SA ADR	106,144	$1,818,247

BRAZIL — (5.8%)
#*BRF - Brasil Foods SA ADR	173,299	8,382,473
Companhia de Bebidas das Americas	66,744	5,076,651
Companhia Siderurgica Nacional SA	367,276	12,132,034
CPFL Energia SA	1,935	33,887
*Empresa Brasileira de Aeronautica SA ADR	130,800	2,648,700
Itau Unibanco Holding SA ADR	271,347	5,193,580
Petroleo Brasilerio SA ADR (71654V101)	1,256,219	50,399,506
Petroleo Brasilerio SA ADR (71654V408)	914,546	42,270,316
Souza Cruz SA	95,874	3,402,613
Tele Norte Leste Participacoes SA	59,254	1,335,368
Tractebel Energia SA	140,100	1,709,894
Vivo Participacoes SA	16,288	401,282
Vivo Participacoes SA ADR	2,500	60,625
Weg Industrias SA	278,866	2,738,636

TOTAL BRAZIL		135,785,565

CHILE — (1.7%)
#Banco de Chile Series F ADR	47,993	2,231,654
Banco Santander Chile SA ADR	68,948	3,629,423
Colbun SA	1,731,270	407,588
Compania Cervecerias Unidas SA ADR	53,246	1,885,973
#Embotelladora Andina SA Series A ADR	26,368	395,520
#Embotelladora Andina SA Series B ADR	41,533	757,977
Empresa Nacional de Electricidad SA Sponsored ADR	207,763	9,534,244
Empresas Copec SA	20,500	275,911
Enersis SA Sponsored ADR	487,951	8,626,974
#Lan Airlines SA Sponsored ADR	264,595	3,548,219
Masisa SA	165,507	24,551
Sociedad Quimica y Minera de Chile SA Sponsored ADR	169,117	6,215,050
#Vina Concha Y Toro SA Sponsored ADR	28,665	1,221,129

TOTAL CHILE		38,754,213

CHINA — (9.4%)
*Air China, Ltd.	262,000	141,822
Alibaba.com, Ltd.	59,500	137,388
#*Aluminum Corp. of China, Ltd. ADR	26,300	715,360
#Angang Steel Co., Ltd.	142,000	262,465
Anhui Conch Cement Co., Ltd.	72,000	465,864
Bank of China, Ltd.	56,691,000	32,598,740
Bank of Communications Co., Ltd.	1,206,000	1,443,515
*Beijing Capital International Airport Co., Ltd.	3,368,000	2,264,943
Beijing Enterprises Holdings, Ltd.	50,000	298,021
Belle International Holdings, Ltd.	1,948,000	1,969,215
#*Byd Co., Ltd.	395,886	3,629,462
China Citic Bank	932,000	695,295
China Coal Energy Co.	356,000	492,608
China Communications Construction Co., Ltd.	502,000	540,323
China Construction Bank Corp.	9,048,000	7,800,567
#China COSCO Holdings Co., Ltd.	415,500	511,585
China High Speed Transmission Equipment Group Co., Ltd.	523,000	1,048,871
#China Life Insurance Co., Ltd. ADR	250,705	17,200,870
China Merchants Bank Co., Ltd.	1,078,350	2,758,788
China Merchants Holdings (International) Co., Ltd.	133,652	427,103
China Mobile, Ltd. Sponsored ADR	696,697	32,556,651
China National Building Material Co., Ltd.	72,000	154,950

27

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CHINA — (Continued)
China Oilfield Services, Ltd.	168,000	$181,527
China Overseas Land & Investment, Ltd.	1,550,000	3,341,659
China Petroleum and Chemical Corp. (Sinopec) ADR	41,800	3,526,248
*China Power International Development, Ltd.	839,000	232,111
*China Railway Construction Corp., Ltd.	116,500	154,128
*China Railway Group, Ltd.	441,000	346,625
China Resources Enterprise, Ltd.	2,219,000	7,445,893
China Resources Land, Ltd.	748,000	1,803,752
China Resources Power Holdings Co., Ltd.	920,000	1,910,581
China Shenhua Energy Co., Ltd.	786,000	3,521,138
#*China Shipping Container Lines Co., Ltd.	292,000	104,500
China Shipping Development Co., Ltd.	98,000	138,537
*China Southern Airlines Co., Ltd. ADR	4,600	66,010
*China Taiping Insurance Holdings Co., Ltd.	17,000	60,024
#China Telecom Corp., Ltd. ADR	20,200	888,396
China Travel International Investment Hong Kong, Ltd.	1,992,000	406,637
China Unicom Hong Kong, Ltd. ADR	88,800	1,123,320
CITIC Pacific, Ltd.	1,898,000	4,879,271
*CITIC Resources Holdings, Ltd.	2,180,000	609,934
CNOOC, Ltd.	45,000	66,721
#CNOOC, Ltd. ADR	67,956	10,121,367
#Country Garden Holdings Co.	2,232,000	855,794
Dalian Port (PDA) Co., Ltd.	596,000	216,320
Datang International Power Generation Co., Ltd.	380,000	177,571
Dongfeng Motor Corp.	204,000	242,800
#*FU JI Food & Catering Services	289,000	283,399
*GOME Electrical Appliances Holdings, Ltd.	181,000	53,020
#Guangshen Railway Co., Ltd. Sponsored ADR	1,400	28,070
Guangzhou R&F Properties Co., Ltd.	67,200	125,921
Harbin Power Equipment Co., Ltd.	494,000	458,896
Hengan International Group Co., Ltd.	36,000	231,739
#HKC (Holdings), Ltd.	3,062,634	240,291
Hopson Development Holdings, Ltd.	420,000	730,772
#*Huadian Power International Corp.	694,000	192,726
#Huaneng Power International, Inc. ADR	8,800	224,488
*Industrial & Commercial Bank of China, Ltd.	34,093,000	27,124,901
Jiangsu Express Co., Ltd.	764,000	677,471
Jiangxi Copper Co., Ltd.	135,000	305,876
#Lenovo Group, Ltd.	114,000	64,280
#Li Ning Co., Ltd.	435,500	1,184,311
#*Maanshan Iron & Steel Co., Ltd.	124,000	74,646
#PetroChina Co., Ltd. ADR	115,210	13,829,808
#*PICC Property & Casualty Co., Ltd.	168,000	123,954
Ping An Insurance (Group) Co. of China, Ltd.	248,500	2,176,260
#*Semiconductor Manufacturing International Corp. ADR	255,943	619,382
#Shanghai Electric Group Co., Ltd.	2,392,000	1,123,350
Shenzhen Expressway Co., Ltd.	744,000	355,210
Shenzhen International Holdings, Ltd.	6,415,000	448,560
Shimao Property Holdings, Ltd.	157,500	292,966
Sino-Ocean Land Holdings, Ltd.	291,000	282,630
*Sinopec Shanghai Petrochemical Co., Ltd. Sponsored ADR	1,188	46,760
Sinotrans, Ltd.	951,000	249,261
Tencent Holdings, Ltd.	700,600	12,199,255
#Tingyi (Cayman Islands) Holding Corp.	1,072,000	2,391,885
TPV Technology, Ltd.	802,000	519,091
Weichai Power Co., Ltd.	8,000	51,766
Zijin Mining Group Co., Ltd.	428,000	414,277
#ZTE Corp.	465,688	2,589,343

TOTAL CHINA		220,249,835

28

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
CZECH REPUBLIC — (1.0%)
CEZ A.S.	301,862	$14,864,947
Komercni Banka A.S.	14,663	2,875,426
Telefonica 02 Czech Republic A.S.	239,489	5,642,622

TOTAL CZECH REPUBLIC		23,382,995

HUNGARY — (1.5%)
ELMU NYRT	185	28,698
Magyar Telekom Telecommunications P.L.C.	665,618	2,869,587
#*MOL Hungarian Oil & Gas NYRT	100,838	8,424,427
#*OTP Bank NYRT	618,710	17,397,809
#Richter Gedeon NYRT	28,511	5,937,751
Tisza Chemical Group NYRT	40,321	645,968

TOTAL HUNGARY		35,304,240

INDIA — (11.2%)
*ACC, Ltd.	43,053	677,843
Adani Enterprises, Ltd.	51,000	769,346
Aditya Birla Nuvo, Ltd.	5,819	96,679
Ambuja Cements, Ltd.	1,162,146	2,176,996
Asea Brown Boveri India, Ltd.	97,291	1,573,395
Asian Paints, Ltd.	60,748	2,099,916
Aventis Pharma, Ltd.	3,628	120,838
Axis Bank, Ltd.	349,044	6,648,124
Bajaj Auto, Ltd.	83,940	2,476,506
Bajaj Finserv, Ltd.	59,835	387,988
Bajaj Holdings & Investment, Ltd.	37,300	382,989
Bharat Electronics, Ltd.	7,300	221,456
Bharti Airtel, Ltd.	852,924	5,259,701
Bosch, Ltd.	20,203	1,807,356
Cipla, Ltd.	639,901	3,883,604
Colgate-Palmolive (India), Ltd.	68,534	1,015,777
Crompton Greaves, Ltd.	184,828	1,484,210
Cummins India, Ltd.	37,898	299,507
Dabur India, Ltd.	308,253	987,668
Divi’s Laboratories, Ltd.	63,020	706,277
Dr. Reddy’s Laboratories, Ltd.	128,934	2,754,964
#Dr. Reddy’s Laboratories, Ltd. ADR	83,498	1,814,412
EIH, Ltd.	129,641	335,943
Exide Industries, Ltd.	202,666	419,505
GAIL India, Ltd.	57,000	418,868
GAIL India, Ltd. Sponsored GDR	28,791	1,280,929
GlaxoSmithKline Pharmaceuticals, Ltd.	42,501	1,421,145
Glenmark Pharmaceuticals, Ltd.	99,187	468,235
Godrej Consumer Products, Ltd.	109,632	627,737
Grasim Industries, Ltd.	6,300	289,938
HCL Technologies, Ltd.	311,688	1,996,102
HDFC Bank, Ltd.	386,733	13,175,290
Hero Honda Motors, Ltd. Series B	158,834	5,246,290
Hindustan Unilever, Ltd.	1,633,609	9,748,048
ICICI Bank, Ltd. Sponsored ADR	88,726	2,790,433
Infosys Technologies, Ltd.	657,429	30,520,259
Infosys Technologies, Ltd. Sponsored ADR	233,496	10,740,816
Infrastructure Development Finance Co., Ltd.	1,931	5,959
ITC, Ltd.	2,007,345	10,823,298
Jindal Steel & Power, Ltd.	627,060	8,432,190
JSW Steel, Ltd.	106,526	1,688,039
Jubilant Organosys, Ltd.	66,060	326,175
Larsen & Toubro, Ltd.	371,281	12,248,925
Lupin, Ltd.	44,351	1,149,244
Mahanagar Telephone Nigam, Ltd.	130,940	190,092
Mahindra & Mahindra, Ltd.	254,183	4,918,411

29

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDIA — (Continued)
Mangalore Refinery & Petrochemicals, Ltd.	846,013	$1,324,041
Maruti Suzuki India, Ltd.	129,741	3,833,424
Nirma, Ltd.	66,235	245,854
*Oracle Financial Services Software, Ltd.	14,000	625,545
Pantaloon Retail India, Ltd.	9,760	64,289
*Pantaloon Retail India, Ltd. Class B	976	4,776
Petronet LNG, Ltd.	97,953	133,402
Piramal Healthcare, Ltd.	76,008	613,837
Proctor & Gamble Hygiene & Health Care, Ltd.	11,227	343,654
*Ranbaxy Laboratories, Ltd.	213,395	1,757,722
Reliance Capital, Ltd.	101,317	1,584,442
Reliance Communications, Ltd.	1,071,955	3,953,396
Reliance Energy, Ltd.	191,590	4,247,845
*Reliance Industries, Ltd.	1,030,847	41,707,940
*Reliance Natural Resources, Ltd.	1,099,793	1,474,126
Satyam Computer Services, Ltd.	772,898	1,671,873
Sesa Goa, Ltd.	534,990	3,380,627
Shree Cement, Ltd.	2,872	93,631
Shriram Transport Finance Co., Ltd.	2,300	19,078
Siemens India, Ltd.	153,743	1,661,564
Sterling Biotech, Ltd.	68,760	131,356
Sterlite Industries (India), Ltd. Series A	431,495	6,977,657
Sun Pharmaceuticals Industries, Ltd.	138,878	4,050,120
Sun TV Network, Ltd.	25,000	165,404
Tata Chemicals, Ltd.	62,804	347,497
Tata Consultancy Services, Ltd.	756,974	10,030,279
Tata Power Co., Ltd.	144,515	4,075,894
Tata Steel, Ltd.	88,890	878,630
Tata Tea, Ltd.	8,903	161,651
*Tech Mahindra, Ltd.	6,379	124,774
Titan Industries, Ltd.	7,547	199,158
United Phosphorus, Ltd.	69,388	210,431
United Spirits, Ltd.	21,912	493,446
Videsh Sanchar Nigam, Ltd.	75,115	614,909
Wipro, Ltd.	440,456	5,629,808
Zee Entertainment Enterprises, Ltd.	402,083	1,950,192
Zydus Wellness, Ltd.	11,485	41,361

TOTAL INDIA		261,731,056

INDONESIA — (2.2%)
PT Aneka Tambang Tbk	2,782,000	646,516
PT Astra Agro Lestari Tbk	195,500	434,005
PT Astra International Tbk	4,017,561	12,925,685
*PT Bakrie & Brothers Tbk	21,200,000	215,254
PT Bank Central Asia Tbk	9,187,000	4,326,175
PT Bank Danamon Indonesia Tbk	2,719,740	1,268,775
PT Bank Mandiri Persero Tbk	2,325,000	1,115,662
*PT Bank Pan Indonesia Tbk	8,711,500	699,402
PT Bank Rakyat Indonesia Tbk	1,910,000	1,389,902
PT Bumi Resources Tbk	15,481,000	3,726,858
PT Gudang Garam Tbk	56,500	83,113
*PT Holcim Indonesia Tbk	2,854,500	474,620
*PT Indo Tambangraya Megah Tbk	179,000	417,398
PT Indocement Tunggal Prakarsa Tbk	815,500	928,583
PT Indofood Sukses Makmur Tbk	87,500	27,653
PT Indosat Tbk	2,332,000	1,238,711
*PT International Nickel Indonesia Tbk	1,038,000	430,157
PT Kalbe Farma Tbk	3,591,000	450,366
*PT Lippo Karawaci Tbk	11,865,250	802,615
*PT Panasia Indosyntec Tbk	75,100	1,848
*PT Perusahaan Gas Negara Tbk	100,000	37,208

30

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
INDONESIA — (Continued)
PT Semen Gresik Tbk	2,976,500	$2,103,504
PT Sinar Mas Agro Resources & Technology Tbk	1,152,500	373,570
*PT Tambang Batubara Bukit Asam Tbk	234,500	365,322
PT Telekomunikasi Indonesia Tbk	14,011,140	12,065,191
PT Unilever Indonesia Tbk	3,087,000	3,228,631
PT United Tractors Tbk	648,500	994,312

TOTAL INDONESIA		50,771,036

ISRAEL — (3.6%)
*Bank Hapoalim B.M.	1,922,358	7,018,046
*Bank Leumi Le-Israel B.M.	2,275,389	8,886,498
Bezeq Israeli Telecommunication Corp., Ltd.	2,044,881	4,563,602
*Clal Industries, Ltd.	23,420	119,479
*Clal Insurance Enterprise Holdings, Ltd.	1,996	42,255
Discount Investment Corp.	32,858	772,085
Elbit Systems, Ltd.	40,946	2,480,757
IDB Holding Corp., Ltd.	—	9
Israel Chemicals, Ltd.	780,753	9,119,540
Koor Industries, Ltd.	1	15
Makhteshim-Agan Industries, Ltd.	245,728	1,148,509
*Migdal Insurance & Financial Holdings, Ltd.	261,456	409,788
*Mizrahi Tefahot Bank, Ltd.	141,699	1,151,620
Osem Investment, Ltd.	33,175	430,358
Partner Communications Co., Ltd.	115,542	2,190,776
Strauss Group, Ltd.	6,896	89,385
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	888,925	44,872,934

TOTAL ISRAEL		83,295,656

MALAYSIA — (4.4%)
Affin Holdings Berhad	312,600	185,744
Alliance Financial Group Berhad	301,700	215,568
AMMB Holdings Berhad	874,959	1,202,999
*Axiata Group Berhad	4,359,375	3,712,616
Batu Kawan Berhad	15,000	43,499
Berjaya Corp. Berhad	734,800	251,736
Berjaya Sports Toto Berhad	803,464	1,012,749
Boustead Holdings Berhad	159,460	158,802
British American Tobacco Malaysia Berhad	239,100	3,140,052
CIMB Group Holdings Berhad	3,095,227	11,229,284
Digi.Com Berhad	495,162	3,161,925
EON Capital Berhad	175,500	286,640
Fraser & Neave Holdings Berhad	61,000	189,010
Gamuda Berhad	805,700	735,639
Genting Berhad	3,086,500	6,488,243
Genting Malaysia Berhad	4,928,500	3,936,659
Genting Plantations Berhad	276,600	494,513
Hong Leong Bank Berhad	820,150	1,793,395
Hong Leong Financial Group Berhad	548,429	992,196
IJM Corp. Berhad	336,560	469,447
IOI Corp. Berhad	5,328,755	8,262,279
KLCC Property Holdings Berhad	778,600	743,780
Kuala Lumpur Kepong Berhad	814,200	3,555,718
Lafarge Malayan Cement Berhad	259,580	458,076
Malayan Banking Berhad	780,353	1,511,306
*Malaysian Airlines System Berhad	599,367	542,627
Malaysian Bulk Carriers Berhad	63,000	57,288
Malaysian Pacific Industries Berhad	22,100	36,258
MISC Berhad	2,124,832	5,523,974
MMC Corp. Berhad	1,503,800	1,089,840
Nestle (Malaysia) Berhad	217,200	2,112,520
Oriental Holdings Berhad	241,300	391,152

31

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MALAYSIA — (Continued)
Parkson Holdings Berhad	182,650	$270,993
Petronas Dagangan Berhad	445,100	1,157,880
Petronas Gas Berhad	886,800	2,534,794
Plus Expressways Berhad	2,589,600	2,496,163
PPB Group Berhad	889,100	3,926,339
Public Bank Berhad (B012W42)	44,291	138,418
Public Bank Berhad (B012W53)	1,550,201	4,829,053
RHB Capital Berhad	525,900	825,042
Sarawak Energy Berhad	430,200	325,623
Shell Refining Co. Federation of Malaysia Berhad	227,000	710,978
Sime Darby Berhad	3,457,620	8,940,046
SP Setia Berhad	971,150	1,092,051
Star Publications (Malaysia) Berhad	411,600	409,557
Telekom Malaysia Berhad	1,816,400	1,596,307
Tenaga Nasional Berhad	2,121,000	5,198,622
*UEM Land Holdings Berhad	700,625	339,368
UMW Holdings Berhad	729,066	1,342,730
YTL Corp. Berhad	1,449,385	3,082,191
YTL Power International Berhad	283,040	177,857

TOTAL MALAYSIA		103,379,546

MEXICO — (6.8%)
#America Movil S.A.B. de C.V. Series L	17,737,259	39,145,222
#*Carso Global Telecom S.A.B. de C.V. Telecom Series A1	1,166,771	4,538,511
*Cementos de Mexico S.A.B de C.V. Series B	267,800	278,271
*Cemex S.A.B. de C.V. Sponsored ADR	12,500	129,750
#Coca-Cola Femsa S.A.B. de C.V. Series L	517,300	2,790,276
*Corporacion Interamericana de Entramiento S.A.B. de C.V. Series B	28,827	14,333
*Corporacion Mexicana de Restaurantes S.A.B. de C.V. Series B	1,107	246
Corporativo Fragua S.A.B. de C.V. Series B	21	155
*Dine S.A.B. de C.V.	116,965	51,822
El Puerto de Liverpool S.A.B. de C.V. Series C1	289,300	1,205,074
Embotelladora Arca S.A.B. de C.V.	385,803	970,077
*Empresas ICA S.A.B. de C.V.	50	110
#Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,109,900	9,132,314
#*Gruma S.A.B. de C.V. ADR	82,911	591,985
#Grupo Carso S.A.B. de C.V. Series A-1	990,932	2,926,922
#Grupo Elektra S.A. de C.V.	117,475	4,608,694
*Grupo Financiero Banorte S.A.B. de C.V.	2,827,109	9,035,615
#Grupo Financiero Inbursa S.A.B. de C.V. Series O	1,426,864	4,020,020
Grupo Gigante S.A.B. de C.V. Series B	62,282	64,175
#Grupo Industrial Bimbo S.A.B. de C.V. Series A	626,600	3,649,383
Grupo Industrial Maseca S.A.B. de C.V. Series B	229,000	155,919
*Grupo Kuo S.A.B. de C.V. Series B	68	44
#*Grupo Mexico S.A.B. de C.V. Series B	9,098,785	18,192,402
#*Grupo Modelo S.A.B. de C.V. Series C	924,700	4,197,086
*Grupo Nutrisa S.A. de C.V.	129	274
*Grupo Qumma S.A. de C.V. Series B	1,591	22
Grupo Televisa S.A. de C.V.	1,704,800	6,604,224
Grupo Televisa S.A. de C.V. Sponsored ADR	109,820	2,126,115
#*Impulsora Del Desarrollo Y El Empleo en America Latina S.A. de C.V.	2,945,976	2,855,893
#Industrias Penoles S.A.B. de C.V.	194,550	3,552,623
#Kimberly Clark de Mexico S.A.B. de C.V. Series A	690,100	2,733,483
#*Organizacion Soriana S.A.B. de C.V. Series B	2,134,000	4,720,942
*Promotora y Operadora de Infraestructura S.A. de C.V.	2,085	3,790
*Savia S.A. de C.V.	120,000	7,271
Telefonos de Mexico S.A. de C.V. Series A	200,000	166,619
#Telefonos de Mexico S.A.B. de C.V.	9,705,800	8,093,220
Telmex Internacional S.A.B. de C.V. (B39SQ41)	200,000	131,781
#Telmex Internacional S.A.B. de C.V. (B39SR26)	9,705,800	6,527,502
Telmex Internacional S.A.B. de C.V. ADR	30,200	406,492

32

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
MEXICO — (Continued)
#Wal-Mart de Mexico S.A.B. de C.V. Series V	4,372,680	$15,250,358

TOTAL MEXICO		158,879,015

PHILIPPINES — (0.6%)
Aboitiz Equity Ventures, Inc.	2,671,000	461,066
*Aboitiz Power Corp.	530,000	82,355
Ayala Corp. Series A	313,453	1,896,672
Ayala Land, Inc.	9,214,518	1,992,395
Banco de Oro Unibank, Inc.	1,292,908	938,466
Bank of the Philippine Islands	2,320,456	2,257,761
*Energy Development Corp.	1,212,500	104,718
*Filipina Water Bottling Corp.	2,006,957	—
*Jollibee Food Corp.	65,000	69,146
Metro Bank & Trust Co.	257,100	217,483
Philippine Long Distance Telephone Co.	95,200	5,116,460
Robinson’s Land Corp. Series B	183,100	46,494
SM Prime Holdings, Inc.	508,168	105,375

TOTAL PHILIPPINES		13,288,391

POLAND — (1.3%)
Asseco Poland SA	29,080	584,279
*Bank Handlowy w Warszawie SA	17,748	389,219
*Bank Pekao SA	163,030	8,750,507
*Bank Przemyslowo Handlowy BPH SA	2,029	48,398
*Bank Zackodni WBK SA	37,228	1,987,437
Browary Zywiec SA	13,634	2,291,069
*Getin Holdings SA	100,000	284,600
KGHM Polska Miedz SA	61,000	2,053,300
*Kredyt Bank SA	88,259	370,012
*Mondi Packaging Paper Swiecie SA	26,883	656,504
*PBG SA	5,605	436,581
*Polski Koncern Naftowy Orlen SA	267,237	2,781,598
Polskie Gornictwo Naftowe I Gazownictwo SA	718,661	875,101
Powszechna Kasa Oszczednosci Bank Polski SA	220,087	2,607,810
Telekomunikacja Polska SA	1,112,400	6,528,358
TVN SA	35,681	176,819

TOTAL POLAND		30,821,592

RUSSIA — (0.6%)
*Gazprom OAO Sponsored ADR	176,802	4,240,075
*Gazpromneft JSC Sponsored ADR	3,783	98,021
*Lukoil OAO Sponsored ADR	66,901	3,881,038
*Magnitogorsk Iron & Steel Works Sponsored GDR	7,844	74,105
*MMC Norilsk Nickel JSC ADR	62,016	814,674
*Novolipetsk Steel OJSC GDR	8,565	223,086
*Novorossiysk Sea Trade Port GDR	137	1,562
*Polymetal GDR	3,453	30,451
*Rosneft Oil Co. GDR	214,884	1,633,941
*RusHydro Sponsored ADR	58,025	206,569
*Severstal GDR	40,100	289,256
*Surgutneftegaz Sponsored ADR	88,866	784,306
*Tatneft Sponsored ADR	18,577	481,087
*TMK OAO GDR	10,067	181,859
*Uralkali Sponsored GDR	14,556	327,635
*VTB Bank OJSC GDR	83,338	331,709

TOTAL RUSSIA		13,599,374

SINGAPORE — (0.0%)
*Genting Singapore P.L.C.	672,420	513,710

33

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
SOUTH AFRICA — (8.2%)
ABSA Group, Ltd.	362,514	$5,832,653
Adcock Ingram Holdings, Ltd.	5,100	34,703
African Bank Investments, Ltd.	318,206	1,228,688
African Rainbow Minerals, Ltd.	277,277	5,368,620
*Anglo American Platinum Corp., Ltd.	114,526	9,954,766
#AngloGold Ashanti, Ltd. Sponsored ADR	197,922	7,429,992
ArcelorMittal South Africa, Ltd.	330,893	4,452,959
*Aspen Pharmacare Holdings, Ltd.	37,154	313,129
Aveng, Ltd.	49,466	262,341
Barloworld, Ltd.	4,883	30,445
Bidvest Group, Ltd.	182,111	2,851,668
Data Tec, Ltd.	10,700	39,054
Discovery Holdings, Ltd.	391,199	1,531,869
Exxaro Resources, Ltd.	83,898	937,185
FirstRand, Ltd.	1,540,707	3,444,914
Freeworld Coatings, Ltd.	117,583	131,598
Gold Fields, Ltd. Sponsored ADR	425,086	5,419,846
Harmony Gold Mining Co., Ltd.	387,997	3,879,325
Harmony Gold Mining Co., Ltd. Sponsored ADR	389,769	3,882,099
Impala Platinum Holdings, Ltd.	478,692	10,402,919
Investec, Ltd.	118,615	877,719
Kumba Iron Ore, Ltd.	15,092	451,320
Liberty Holdings, Ltd.	209,134	1,808,161
Massmart Holdings, Ltd.	124,452	1,437,809
Mondi, Ltd.	11,693	65,843
MTN Group, Ltd.	1,659,950	24,715,390
Murray & Roberts Holdings, Ltd.	107,838	749,834
Naspers, Ltd. Series N	324,237	11,698,218
Nedbank Group, Ltd.	54,403	840,133
Network Healthcare Holdings, Ltd.	374,194	553,217
Pick’n Pay Stores, Ltd.	288,558	1,515,842
Pretoria Portland Cement Co., Ltd.	753,899	3,205,776
PSG Group, Ltd.	189,027	530,740
Sanlam, Ltd.	961,639	2,638,963
#Sasol, Ltd. Sponsored ADR	1,270,370	47,499,134
Shoprite Holdings, Ltd.	596,920	4,864,260
#Standard Bank Group, Ltd.	843,110	10,570,537
Steinhoff International Holdings, Ltd.	694,492	1,678,287
*Super Group, Ltd.	513,680	40,380
Telkom South Africa, Ltd.	521,362	2,921,082
Tiger Brands, Ltd.	76,245	1,511,714
Truworths International, Ltd.	138,004	790,579
*Vodacom Group Pty, Ltd.	521,362	3,615,051

TOTAL SOUTH AFRICA		192,008,762

SOUTH KOREA — (11.5%)
Amorepacific Corp.	3,527	2,434,041
Cheil Industrial, Inc.	20,690	771,898
#Daewoo Engineering & Construction Co., Ltd.	207,178	2,110,624
#Daewoo International Corp.	47,246	1,290,461
Daewoo Securities Co., Ltd.	103,195	1,567,960
#Daewoo Shipbuilding & Marine Engineering Co., Ltd.	142,290	1,871,598
#Doosan Heavy Industries & Construction Co., Ltd.	14,950	802,291
#Doosan Infracore Co., Ltd.	82,000	1,166,820
#Glovis Co., Ltd.	6,360	554,620
*GS Engineering & Construction Corp.	27,320	2,395,751
GS Holdings Corp.	42,945	1,063,760
Hana Financial Group, Inc.	112,261	3,329,396
Hankook Tire Manufacturing Co., Ltd.	84,420	1,613,639
#Hite Brewery Co., Ltd.	6,098	829,741
#*Hynix Semiconductor, Inc.	163,310	2,424,588

34

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
SOUTH KOREA — (Continued)
Hyundai Department Store Co., Ltd.	3,893	$372,113
#Hyundai Development Co.	33,870	1,002,429
#Hyundai Heavy Industries Co., Ltd.	49,890	6,833,593
#Hyundai Merchant Marine Co., Ltd.	24,600	504,302
Hyundai Mobis	53,070	7,076,531
#Hyundai Motor Co., Ltd.	95,919	8,700,283
Hyundai Securities Co., Ltd.	18,410	209,021
Hyundai Steel Co.	58,560	3,720,090
*Industrial Bank of Korea, Ltd.	78,210	947,488
Kangwon Land, Inc.	150,410	2,009,728
*KB Financial Group, Inc.	139,085	6,689,974
#KCC Corp.	7,410	2,136,122
#*Kia Motors Corp.	225,130	3,343,977
*Korea Electric Power Corp.	295,290	8,367,346
Korea Exchange Bank	200,200	2,275,087
Korea Gas Corp.	35,793	1,510,254
Korea Investment Holdings Co., Ltd.	6,730	179,486
KT Corp.	195,930	6,386,780
KT&G Corp.	103,590	6,032,838
LG Chemical, Ltd.	32,392	5,582,128
#LG Corp.	129,413	7,331,661
*LG Display Co., Ltd. ADR	128,466	1,528,745
#LG Electronics, Inc.	88,910	8,265,115
#*LG Hausys, Ltd.	4,382	438,083
#LG Household & Healthcare Co., Ltd.	5,120	1,063,382
*LG Telecom, Ltd.	44,600	334,154
#Lotte Confectionary Co., Ltd.	315	316,777
*LS Industrial Systems Co., Ltd.	1,000	74,910
Macquarie Korea Infrastructure Fund	75,002	315,776
*Mirae Asset Securities Co., Ltd.	7,275	380,272
#*NCsoft Corp.	4,529	484,356
*OCI Co., Ltd.	780	137,033
POSCO	46,060	19,088,540
S1 Corp.	3,130	125,286
Samsung Card Co., Ltd.	23,720	939,781
Samsung Corp.	100,930	4,107,927
#Samsung Electro-Mechanics Co., Ltd.	37,767	3,140,135
#Samsung Electronics Co., Ltd.	97,139	58,451,752
*Samsung Electronics Co., Ltd. GDR	49,372	14,972,842
#*Samsung Engineering Co., Ltd.	6,628	586,001
Samsung Fire & Marine Insurance, Ltd.	35,022	6,376,598
#Samsung Heavy Industries Co., Ltd.	126,000	2,383,568
Samsung SDI Co., Ltd.	20,352	2,323,439
Samsung Securities Co., Ltd.	33,780	1,655,772
*Samsung Techwin Co., Ltd.	7,702	589,756
*Shinhan Financial Group Co., Ltd.	218,686	8,297,155
Shinhan Financial Group Co., Ltd. ADR	16,770	1,268,650
Shinsegae Co., Ltd.	12,596	5,438,180
#SK Co., Ltd.	21,194	1,681,277
SK Energy Co., Ltd.	51,889	4,765,922
SK Telecom Co., Ltd.	56,085	8,541,662
S-Oil Corp.	47,310	2,288,654
*STX Pan Ocean Co., Ltd.	30,480	277,740
Woongjin Coway Co., Ltd.	13,260	443,263
Woori Investment & Securities Co., Ltd.	67,386	847,114
Yuhan Corp.	776	124,983

TOTAL SOUTH KOREA		267,493,019

TAIWAN — (9.6%)
Acer, Inc.	2,802,239	6,605,262
Advanced Semiconductor Engineering, Inc.	2,990,899	2,357,252

35

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
Advantech Co., Ltd.	73,609	$131,013
Asia Cement Corp.	2,452,114	2,574,670
Asustek Computer, Inc.	2,968,206	5,451,570
AU Optronics Corp.	1,332,874	1,181,930
#AU Optronics Corp. Sponsored ADR	348,006	3,072,894
Catcher Co., Ltd.	191,430	463,409
*Cathay Financial Holdings Co., Ltd.	2,746,761	4,710,330
Chang Hwa Commercial Bank	1,962,000	853,660
Cheng Shin Rubber Industry Co., Ltd.	1,078,790	2,216,776
Cheng Uei Precision Industry Co., Ltd.	233,232	443,098
*Chi Mei Optoelectronic Corp.	1,814,000	904,977
Chicony Electronics Co., Ltd.	199,368	435,993
*China Development Financial Holding Corp.	3,970,000	1,034,191
China Steel Corp.	8,747,669	7,766,540
Chinatrust Financial Holdings Co., Ltd.	2,380,770	1,430,065
*Chungwa Picture Tubes Co., Ltd.	2,846,000	291,962
*Clevo Co.	471,643	588,614
Compal Electronics, Inc.	3,708,375	4,636,228
Delta Electronics Industrial Co., Ltd.	1,812,367	5,032,454
*E.Sun Financial Holding Co., Ltd.	1,125,790	438,224
Epistar Corp.	224,000	652,289
Eternal Chemical Co., Ltd.	254,520	235,853
*Evergreen International Storage & Transport Corp.	357,000	288,928
*Evergreen Marine Corp., Ltd.	481,869	243,377
Everlight Electronics Co., Ltd.	146,000	399,114
Far East Textile, Ltd.	4,292,007	5,061,208
*Far EasTone Telecommunications Co., Ltd.	446,000	501,795
Feng Hsin Iron & Steel Co., Ltd.	170,000	257,027
First Financial Holding Co., Ltd.	5,210,574	3,010,102
Formosa Chemicals & Fiber Co., Ltd.	4,748,445	8,848,806
Formosa International Hotels Corp.	35,200	439,195
Formosa Plastics Corp.	5,051,649	9,689,505
Formosa Taffeta Co., Ltd.	605,000	410,142
Foxconn Technology Co., Ltd.	684,791	2,281,263
*Fubon Financial Holding Co., Ltd.	5,940,052	6,591,267
Giant Manufacture Co., Ltd.	201,600	522,777
*HannStar Display Corp.	1,337,000	252,089
Hon Hai Precision Industry Co., Ltd.	4,590,177	17,978,933
Hotai Motor Co., Ltd.	387,000	899,036
HTC Corp.	527,200	5,235,375
Hua Nan Financial Holding Co., Ltd.	5,725,898	3,326,863
Innolux Display Corp.	1,748,940	2,303,546
Inventec Corp.	1,732,722	958,531
Kinsus Interconnect Technology Corp.	78,000	195,531
Largan Precision Co., Ltd.	43,860	502,322
Lee Chang Yung Chemical Industry Corp.	312,825	346,941
Lite-On Technology Corp.	506,520	667,118
Macronix International Co., Ltd.	1,794,825	909,789
Media Tek, Inc.	735,527	10,294,431
Mega Financial Holding Co., Ltd.	4,537,000	2,526,558
Mitac International Corp.	209,288	97,884
Nan Ya Plastic Corp.	7,084,565	11,269,977
Nan Ya Printed Circuit Board Corp.	200,940	625,293
*Polaris Securities Co., Ltd.	673,000	345,336
Pou Chen Corp.	2,007,342	1,376,278
President Chain Store Corp.	881,831	1,995,217
Shihlin Electric & Engineering Corp.	235,000	282,551
*Shin Kong Financial Holding Co., Ltd.	1,800,619	732,597
Siliconware Precision Industries Co., Ltd.	2,347,324	3,086,123
*SinoPac Holdings Co., Ltd.	2,807,000	1,036,665
Synnex Technology International Corp.	927,700	1,755,182

36

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TAIWAN — (Continued)
*Taishin Financial Holdings Co., Ltd.	1,609,000	$629,681
*Taiwan Business Bank	921,000	224,884
Taiwan Cement Corp.	2,415,895	2,478,577
Taiwan Cooperative Bank	2,997,634	1,768,718
Taiwan Fertilizer Co., Ltd.	133,000	412,896
Taiwan Glass Industrial Corp.	1,309,200	1,006,462
Taiwan Secom Co., Ltd.	150,000	229,289
Taiwan Semiconductor Manufacturing Co., Ltd.	22,386,808	40,609,637
*Tatung Co., Ltd.	1,058,000	233,017
Ton Yi Industrial Corp.	220,000	76,652
Transcend Information, Inc.	131,181	410,279
TSRC Corp.	368,000	428,664
Tung Ho Steel Enterprise Corp.	216,000	205,317
U-Ming Marine Transport Corp.	648,860	1,176,881
*Unimicron Technology Corp.	200,000	228,196
Uni-President Enterprises Corp.	3,496,347	3,901,188
*United Microelectronics Corp.	5,956,000	2,863,129
*Walsin Lihwa Corp.	2,278,539	738,384
*Wan Hai Lines Co., Ltd.	543,209	249,909
Wistron Corp.	1,251,699	2,095,430
WPG Holdings Co., Ltd.	201,000	274,992
Yang Ming Marine Transport Corp.	341,131	120,503
*Young Fast Optoelectronics Co., Ltd.	4,000	45,768
Yuanta Financial Holding Co., Ltd.	1,945,885	1,284,145
Yulon Motor Co., Ltd.	145,000	162,185

TOTAL TAIWAN		222,908,709

THAILAND — (1.4%)
Advance Info Service PCL (Foreign)	1,541,800	3,978,467
Bangkok Bank PCL (Foreign) NVDR	286,400	959,665
Bangkok Dusit Medical Services PCL (Foreign)	586,600	424,704
Bank of Ayudhya PCL (Foreign)	2,590,200	1,394,872
Banpu PCL (Foreign)	115,100	1,508,266
BEC World PCL (Foreign)	1,097,600	735,564
Bumrungrad Hospital PCL (Foreign)	297,000	248,796
C.P. ALL PCL (Foreign)	2,436,200	1,384,826
Charoen Pokphand Foods PCL (Foreign)	4,181,300	1,207,167
Delta Electronics (Thailand) PCL (Foreign)	622,510	322,197
Electricity Generating PCL (Foreign) NVDR	60,000	134,630
Glow Energy PCL (Foreign)	119,000	113,927
IRPC PCL (Foreign)	4,240,300	487,143
Kasikornbank PCL (Foreign)	1,612,200	3,955,135
Krung Thai Bank PCL (Foreign)	7,726,870	2,034,299
Land & Houses PCL (Foreign) NVDR	790,000	133,538
PTT Aromatics & Refining PCL (Foreign)	1,287,137	820,225
PTT Chemical PCL (Foreign)	1,037,460	1,939,903
PTT Exploration & Production PCL (Foreign)	592,000	2,568,138
PTT PCL (Foreign)	218,400	1,568,168
Ratchaburi Electricity Generating Holding PCL (Foreign)	864,300	956,742
Siam Cement PCL (Foreign) (The)	117,100	732,203
Siam Cement PCL (Foreign) NVDR (The)	41,600	253,894
Siam City Bank PCL (Foreign)	833,100	590,710
Siam City Cement PCL (Foreign)	156,413	1,034,174
Siam Commercial Bank PCL (Foreign)	1,001,366	2,314,301
Siam Makro PCL (Foreign)	112,500	268,418
Thai Oil PCL (Foreign)	196,000	241,885
*TMB Bank PCL (Foreign)	3,780,000	124,398

TOTAL THAILAND		32,436,355

TURKEY — (2.0%)
Akbank T.A.S.	1,190,899	6,432,963

37

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
TURKEY — (Continued)
Aksigorta A.S.	97,752	$295,221
Anadolu Efes Biracilik ve Malt Sanayi A.S.	385,869	4,408,477
*Asya Katilim Bankasi A.S.	151,578	313,514
Aygaz A.S.	—	1
BIM BirlesikMagazalar A.S.	17,544	636,076
*Dogan Sirketler Grubu Holding A.S.	1,908,886	1,255,854
*Dogan Yayin Holding A.S.	3	2
Enka Insaat ve Sanayi A.S.	385,612	1,556,083
*Eregli Demir ve Celik Fabrikalari Turk A.S.	874,563	2,374,127
Ford Otomotiv Sanayi A.S.	114,792	721,907
*Koc Holding A.S. Series B	1,063,963	2,710,397
*TAV Havalimanlari Holding A.S.	48,000	131,261
Tofas Turk Otomobil Fabrikasi A.S.	1	2
Tupras-Turkiye Petrol Rafinerileri A.S.	216,078	3,711,354
*Turk Ekonomi Bankasi A.S.	—	—
*Turk Hava Yollari A.S.	131,400	366,838
*Turk Sise ve Cam Fabrikalari A.S.	531,423	557,699
Turkcell Iletisim Hizmetleri A.S.	240,093	1,588,542
Turkiye Garanti Bankasi A.S.	2,842,585	10,322,968
Turkiye Halk Bankasi A.S.	139,950	837,551
Turkiye Is Bankasi A.S.	1,429,127	5,412,568
*Turkiye Vakiflar Bankasi T.A.O.	385,861	935,743
*Yapi ve Kredi Bankasi A.S.	1,249,137	2,568,272

TOTAL TURKEY		47,137,420

TOTAL COMMON STOCKS		1,933,558,736

PREFERRED STOCKS — (7.1%)
BRAZIL — (7.1%)
*Aracruz Celulose SA Series B	102,635	191,683
Banco Bradesco SA	1,309,200	25,610,259
Brasil Telecom Participacoes SA	222,326	2,246,482
Brasil Telecom Participacoes SA ADR	9,465	476,373
Brasil Telecom SA	234,762	2,000,328
*Braskem SA Preferred A Sponsored ADR	39,323	515,918
#Cia Vale do Rio Doce	302,400	6,985,440
#Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	81,000	4,899,690
Companhia de Bebidas das Americas	83	7,536
#Companhia de Bebidas das Americas Preferred ADR	151,600	13,656,128
Companhia Energetica de Minas Gerais SA	409,748	6,431,380
#Companhia Energetica de Minas Gerais SA Sponsored ADR	25,925	409,356
Empresa Nasional de Comercio Redito e Participacoes SA	480	4,223
Gerdau SA	756,268	11,398,113
Itau Unibanco Holding SA	1,765,755	33,589,042
Net Servicos de Comunicacao SA Preferred ADR	197,391	2,425,935
Tele Norte Leste Participacoes SA	180,034	3,423,671
#Tele Norte Leste Participacoes SA ADR	127,600	2,432,056
Telecomunicacoes de Sao Paulo SA	96,700	2,397,189
Telemar Norte Leste SA	37,912	1,193,143
Ultrapar Participacoes SA Sponsored ADR	113,254	4,992,236
Usinas Siderurgicas de Minas Gerais SA Series A	193,962	5,064,857
Vale SA Series A	1,412,691	31,796,775
Vale SA Series B	81,160	—
Vivo Participacoes SA	134,958	3,285,081
*Votorantim Celulose e Papel SA Sponsored ADR	18,181	249,805

TOTAL BRAZIL		165,682,699

TOTAL PREFERRED STOCKS		165,682,699

38

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††
RIGHTS/WARRANTS — (0.0%)
SOUTH AFRICA — (0.0%)
*Super Group, Ltd. Rights 11/20/09	2,106,088	40,450

TAIWAN — (0.0%)
*Shin Kong Financial Holding Co., Ltd. Rights 12/07/09	92,039	8,490

TOTAL RIGHTS/WARRANTS		48,940

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.19%, 11/02/09 (Collateralized by $310,000 FNMA 6.50%, 06/25/39, valued at $326,275) to be repurchased at $317,005	$317	317,000

	Shares/ Face Amount
	(000)
SECURITIES LENDING COLLATERAL — (10.0%)
§@DFA Short Term Investment Fund LP	226,669,881	226,669,881
@Repurchase Agreement, Deutsche Bank Securities 0.07%, 11/02/09 (Collateralized byvarious corporate obligations, ranging in par value from $4,247,617 to $16,429,280,rates ranging from 5.000% to 7.000%, maturities ranging from 03/01/37 to 10/01/39,valued at $6,420,547) to be repurchased at $6,294,691	$6,295	6,294,654

TOTAL SECURITIES LENDING COLLATERAL		232,964,535

TOTAL INVESTMENTS — (100.0%) (Cost $1,297,590,646)		$2,332,571,910

See accompanying Notes to Financial Statements.

39

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2009

	Shares	Value†
COMMON STOCKS — (91.3%)
Consumer Discretionary — (16.9%)
*4Kids Entertainment, Inc.	200	$360
#*99 Cents Only Stores	12,430	141,329
*AC Moore Arts & Crafts, Inc.	25,417	121,493
Acme United Corp.	1,030	8,652
*Aldila, Inc.	6,471	19,154
*Alloy, Inc.	16,956	111,570
American Greetings Corp. Class A	73,700	1,499,058
*America’s Car-Mart, Inc.	2,770	57,422
Ameristar Casinos, Inc.	200	2,944
*AnnTaylor Stores Corp.	14,100	182,877
#*Arctic Cat, Inc.	19,566	116,222
*Asbury Automotive Group, Inc.	49,069	477,932
*Ascent Media Corp.	162	2,823
*Atrinsic, Inc.	948	939
*Audiovox Corp. Class A	23,289	150,447
#*AutoNation, Inc.	305,400	5,265,096
*Ballantyne Strong, Inc.	8,032	27,309
#Barnes & Noble, Inc.	38,682	642,508
*Beasley Broadcast Group, Inc.	9,802	33,425
#*Beazer Homes USA, Inc.	9,300	40,827
bebe stores, inc.	1,900	11,894
*Benihana, Inc.	3,200	19,648
*Bluegreen Corp.	14,675	42,117
Blyth, Inc.	4,825	170,950
Bob Evans Farms, Inc.	52,387	1,376,206
#*Bon-Ton Stores, Inc. (The)	14,849	137,353
Books-A-Million, Inc.	21,400	185,324
*Boyd Gaming Corp.	20,700	152,352
#*Brookfield Homes Corp.	39,865	224,440
Brown Shoe Co., Inc.	74,175	769,195
*Brunswick Corp.	112,200	1,063,656
*Build-A-Bear-Workshop, Inc.	25,190	130,484
#*Cabela’s, Inc.	109,175	1,372,330
*Cache, Inc.	9,000	43,290
#*California Coastal Communities, Inc.	3,309	2,780
#Callaway Golf Co.	91,170	623,603
*Canterbury Park Holding Corp.	2,755	19,313
*Caribou Coffee Co., Inc.	3,840	31,450
*Carmike Cinemas, Inc.	9,095	89,404
Carnival Corp.	688,708	20,055,177
*Carriage Services, Inc.	19,056	72,413
*Cavco Industries, Inc.	9,633	292,843
CBS Corp.	16,200	191,160
CBS Corp. Class B	483,866	5,695,103
#*Charming Shoppes, Inc.	26,798	121,395
#*Chico’s FAS, Inc.	190,700	2,278,865
Christopher & Banks Corp.	56,231	342,447
*Churchill Downs, Inc.	3,137	98,439
Cinemark Holdings, Inc.	82,874	960,510
*Coldwater Creek, Inc.	1,100	6,325
#*Collective Brands, Inc.	59,190	1,097,975
Comcast Corp. Class A	3,570,978	51,779,181
Comcast Corp. Special Class A	1,432,185	20,079,234
*Concord Camera Corp.	—	1
#*Conn’s, Inc.	21,820	137,684
#Cooper Tire & Rubber Co.	147,627	2,252,788
#*Core-Mark Holding Co., Inc.	24,894	681,349
*Craftmade International, Inc.	2,799	7,389

40

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
CSS Industries, Inc.	16,792	$340,878
*Culp, Inc.	21,913	126,438
*Cybex International, Inc.	29,933	41,008
#D.R. Horton, Inc.	121,320	1,329,667
*dELiA*s, Inc.	22,143	46,943
*Delta Apparel, Inc.	6,832	60,395
*Destination Maternity Corp.	11,725	235,086
#Dillard’s, Inc.	120,300	1,638,486
*DineEquity, Inc.	49,683	1,051,292
#*Discovery Communications, Inc. (25470F104)	40,480	1,113,200
#*Discovery Communications, Inc. (25470F203)	3,937	108,012
*Discovery Communications, Inc. (25470F302)	163,880	3,936,398
#Disney (Walt) Co.	1,135,556	31,080,168
*Dixie Group, Inc.	11,800	34,220
*Dorman Products, Inc.	12,347	180,513
Dover Motorsports, Inc.	15,200	21,128
#*Drew Industries, Inc.	57,500	1,100,550
#*DSW, Inc.	2,000	38,400
*Duckwall-ALCO Stores, Inc.	700	12,110
Educational Development Corp.	2,100	11,025
#Ethan Allen Interiors, Inc.	20,300	252,938
*Exide Technologies	12,623	77,253
#*Federal Mogul Corp.	6,900	76,935
Finish Line, Inc. Class A	99,209	1,005,979
*Fisher Communications, Inc.	15,023	292,798
*Flanigan’s Enterprises, Inc.	865	4,931
Flexsteel Industries, Inc.	1,719	13,872
Foot Locker, Inc.	177,119	1,856,207
Fortune Brands, Inc.	149,626	5,827,933
FortuNet, Inc.	900	1,224
*Franklin Electronic Publishers, Inc.	4,850	11,931
Fred’s, Inc.	41,937	496,534
Frisch’s Restaurants, Inc.	600	14,070
*Full House Resorts, Inc.	700	1,680
*Furniture Brands International, Inc.	71,463	303,718
*GameTech International, Inc.	5,360	7,129
*Gaming Partners International Corp.	500	2,255
*Gander Mountain Co.	42,828	213,712
Gannett Co., Inc.	31,300	307,366
#*Gaylord Entertainment Co.	28,382	426,581
*Genesco, Inc.	51,445	1,341,171
*G-III Apparel Group, Ltd.	19,700	315,397
*Great Wolf Resorts, Inc.	34,400	114,896
*Group 1 Automotive, Inc.	63,000	1,601,460
Harte-Hanks, Inc.	6,300	73,962
*Hastings Entertainment, Inc.	1,572	6,744
*Haverty Furniture Cos., Inc.	38,589	467,313
*Heelys, Inc.	24,120	53,546
*Helen of Troy, Ltd.	64,389	1,470,645
*Hollywood Media Corp.	28,505	42,758
Hooker Furniture Corp.	4,341	55,608
#*Hot Topic, Inc.	1,540	11,858
*HSN, Inc.	60,525	904,244
*Iconix Brand Group, Inc.	95,450	1,112,947
*Isle of Capri Casinos, Inc.	15,000	116,250
*J. Alexander’s Corp.	9,296	39,415
#J.C. Penney Co., Inc.	214,499	7,106,352
*JAKKS Pacific, Inc.	15,024	213,792
Jarden Corp.	108,050	2,959,490
*Jo-Ann Stores, Inc.	45,950	1,223,189
Johnson Controls, Inc.	3,600	86,112

41

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Johnson Outdoors, Inc.	12,128	$106,120
Jones Apparel Group, Inc.	35,815	640,730
*Kenneth Cole Productions, Inc. Class A	10,174	96,755
*Kid Brands, Inc.	24,676	122,640
KSW, Inc.	446	1,534
#*K-Swiss, Inc. Class A	11,908	97,169
Lacrosse Footwear, Inc.	495	5,811
*Lakeland Industries, Inc.	11,757	86,532
*Lakes Entertainment, Inc.	23,964	58,951
*Landry’s Restaurants, Inc.	23,900	260,510
•*Lazare Kaplan International, Inc.	12,780	31,950
Lennar Corp. Class A	160,100	2,017,260
#*Liberty Global, Inc. Class A	68,111	1,398,319
#*Liberty Global, Inc. Series C	64,637	1,330,229
*Liberty Media Corp. Capital Class A	217,289	4,495,709
*Liberty Media Corp. Capital Class B	6,066	125,809
*Liberty Media Corp. Entertainment Class A	578,364	17,825,178
*Liberty Media Corp. Entertainment Class B	17,188	547,610
*Liberty Media Corp. Interactive Class A	882,463	10,007,130
*Liberty Media Corp. Interactive Class B	35,506	401,573
#*Life Time Fitness, Inc.	10,700	230,585
*Lifetime Brands, Inc.	13,658	82,904
*Lithia Motors, Inc.	37,982	316,770
*Live Nation, Inc.	130,962	872,207
#*Liz Claiborne, Inc.	22,114	126,934
*Lodgian, Inc.	21,628	38,065
*Luby’s, Inc.	46,323	165,373
*M/I Homes, Inc.	37,930	423,678
*Mac-Gray Corp.	13,247	107,698
Macy’s, Inc.	391,800	6,883,926
Marcus Corp.	9,332	109,184
*MarineMax, Inc.	16,594	113,005
*McCormick & Schmick’s Seafood Restaurants, Inc.	15,712	94,586
*Media General, Inc.	20,200	167,458
Men’s Wearhouse, Inc. (The)	82,560	1,912,915
Meredith Corp.	58,650	1,587,069
*Meritage Homes Corp.	56,983	1,039,370
*Modine Manufacturing Co.	42,200	434,660
#*Mohawk Industries, Inc.	98,740	4,229,034
*Morton’s Restaurant Group, Inc.	16,226	60,685
*Movado Group, Inc.	30,500	319,640
*MTR Gaming Group, Inc.	35,575	77,198
*Multimedia Games, Inc.	34,039	167,131
*Nautilus, Inc.	24,965	44,687
*New Frontier Media, Inc.	22,735	44,106
*New York & Co., Inc.	34,900	153,560
News Corp. Class A	1,864,745	21,481,862
#News Corp. Class B	855,872	11,639,859
*O’Charleys, Inc.	28,308	198,439
*Office Depot, Inc.	233,937	1,415,319
*OfficeMax, Inc.	5,000	57,150
*Orbitz Worldwide, Inc.	41,101	214,958
#*Orient-Express Hotels, Ltd.	2,500	21,500
#*Orleans Homebuilders, Inc.	21,771	47,461
#*Outdoor Channel Holdings, Inc.	42,955	297,249
Oxford Industries, Inc.	34,709	671,619
*Palm Harbor Homes, Inc.	2,600	5,746
#*Penske Automotive Group, Inc.	87,002	1,362,451
Pep Boys - Manny, Moe & Jack (The)	81,600	715,632
*Perry Ellis International, Inc.	28,161	384,961
Phillips-Van Heusen Corp.	84,340	3,386,251

42

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
*Pinnacle Entertainment, Inc.	94,530	$798,778
*Pomeroy IT Solutions, Inc.	10,282	66,730
#*Pulte Homes, Inc.	95,570	861,086
*Quiksilver, Inc.	124,972	248,694
*RC2 Corp.	6,724	87,815
*Red Lion Hotels Corp.	28,076	133,923
*Red Robin Gourmet Burgers, Inc.	41,775	698,060
#Regis Corp.	55,200	896,448
#*Rent-A-Center, Inc.	40,770	748,537
*Retail Ventures, Inc.	80,824	518,082
*Rex Stores Corp.	4,050	50,018
RG Barry Corp.	700	5,992
*Rick’s Cabaret International, Inc.	5,300	38,743
#*Rocky Brands, Inc.	9,337	77,590
#*Royal Caribbean Cruises, Ltd.	322,500	6,524,175
*Rubio’s Restaurants, Inc.	12,912	94,128
*Ruby Tuesday, Inc.	11,600	77,256
*Saga Communications, Inc.	6,520	83,130
*Saks, Inc.	400	2,244
*Salem Communications Corp.	731	2,244
Scholastic Corp.	38,300	952,521
#*Sears Holdings Corp.	137,330	9,319,214
Service Corp. International	260,071	1,786,688
*Shiloh Industries, Inc.	25,710	115,695
*Shoe Carnival, Inc.	31,193	468,207
*Sinclair Broadcast Group, Inc. Class A	99,274	391,140
*Skechers U.S.A., Inc. Class A	49,610	1,082,490
Skyline Corp.	5,123	89,601
Spartan Motors, Inc.	10,400	51,896
Speedway Motorsports, Inc.	71,417	966,986
*Sport Chalet, Inc. Class A	875	1,461
*Sport Chalet, Inc. Class B	400	1,360
Sport Supply Group, Inc.	22,269	229,816
Stage Stores, Inc.	60,550	714,490
*Standard Motor Products, Inc.	23,500	196,460
*Standard Pacific Corp.	19,894	59,682
*Stanley Furniture, Inc.	12,564	98,753
#*Steak n Shake Co. (The)	68,906	802,755
*Steinway Musical Instruments, Inc.	6,246	73,203
Stewart Enterprises, Inc.	27,202	124,585
*Stoneridge, Inc.	17,667	129,852
*Strattec Security Corp.	5,656	79,184
Superior Industries International, Inc.	38,400	509,952
*Syms Corp.	5,500	38,665
#*Systemax, Inc.	7,773	104,780
*Tandy Brands Accessories, Inc.	10,432	41,206
*Tandy Leather Factory, Inc.	500	1,645
*Timberland Co. Class A	3,300	53,394
Time Warner Cable, Inc.	693,942	27,369,072
Time Warner, Inc.	1,534,860	46,229,983
#*Toll Brothers, Inc.	238,999	4,139,463
*Trans World Entertainment Corp.	5,781	7,978
*TRW Automotive Holdings Corp.	153,112	2,396,203
*Tuesday Morning Corp.	100	323
*Tween Brands, Inc.	1,700	14,416
*Unifi, Inc.	163,482	454,480
UniFirst Corp.	14,720	619,712
#*Vail Resorts, Inc.	8,370	288,263
*Valassis Communications, Inc.	12,367	225,450
Washington Post Co.	4,880	2,108,160
#*West Marine, Inc.	22,463	171,168

43

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Discretionary — (Continued)
#Whirlpool Corp.	88,001	$6,299,992
Williams-Sonoma, Inc.	11,805	221,698
*WPT Enterprises, Inc.	1,185	1,315
Wyndham Worldwide Corp.	240,716	4,104,208
*Zale Corp.	72,940	345,006

Total Consumer Discretionary		421,393,214

Consumer Staples — (4.8%)
Andersons, Inc. (The)	9,100	282,373
Archer-Daniels-Midland Co.	487,589	14,686,181
B&G Foods, Inc.	62,773	490,257
Bunge, Ltd.	71,000	4,051,260
*Cagle’s, Inc. Class A	600	2,400
CCA Industries, Inc.	7,023	31,884
*Central European Distribution Corp.	2,400	74,664
*Central Garden & Pet Co.	37,832	375,293
*Central Garden & Pet Co. Class A	15,054	142,411
*Chiquita Brands International, Inc.	70,190	1,136,376
*Constellation Brands, Inc. Class A	91,650	1,449,903
#*Constellation Brands, Inc. Class B	12,715	204,076
Corn Products International, Inc.	63,717	1,795,545
*Craft Brewers Alliance, Inc.	2,446	8,096
CVS Caremark Corp.	866,755	30,596,452
Del Monte Foods Co.	342,870	3,702,996
*Dr Pepper Snapple Group, Inc.	77,894	2,123,390
*Elizabeth Arden, Inc.	2,400	25,560
Farmer Brothers Co.	23,593	445,908
#*Great Atlantic & Pacific Tea Co.	10,300	102,073
Griffin Land & Nurseries, Inc. Class A	1,500	44,535
#*Hain Celestial Group, Inc.	63,205	1,108,616
*HQ Sustainable Maritime Industries, Inc.	10,070	76,230
Imperial Sugar Co.	14,662	183,128
Ingles Markets, Inc.	5,338	82,098
Inter Parfums, Inc.	3,525	43,287
J.M. Smucker Co.	31,800	1,676,814
#Kraft Foods, Inc.	1,077,208	29,644,764
Mannatech, Inc.	14,038	47,729
*MGP Ingredients, Inc.	7,362	31,951
Molson Coors Brewing Co.	190,750	9,341,028
Molson Coors Brewing Co. Class A	1,908	92,624
*NBTY, Inc.	70,000	2,548,700
*Nutraceutical International Corp.	20,022	217,839
*Omega Protein Corp.	34,625	144,040
*Pantry, Inc.	14,500	204,595
*Parlux Fragrances, Inc.	556	1,073
*PC Group, Inc.	3,618	1,809
*Physicians Formula Holdings, Inc.	947	2,074
*Prestige Brands Holdings, Inc.	116,810	789,636
#*Ralcorp Holdings, Inc.	15,700	843,090
Safeway, Inc.	81,400	1,817,662
*Sanfilippo (John B.) & Son, Inc.	9,100	124,852
*Seneca Foods Corp. Class B	300	8,505
#*Smart Balance, Inc.	28,450	150,216
#*Smithfield Foods, Inc.	154,673	2,063,338
#SUPERVALU, Inc.	18,300	290,421
*Susser Holdings Corp.	9,700	115,333
Tasty Baking Co.	10,988	70,433
#Tyson Foods, Inc. Class A	405,030	5,070,976
Universal Corp.	11,590	482,028
#*Winn-Dixie Stores, Inc.	92,300	1,023,607

44

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Consumer Staples — (Continued)
*Zapata Corp.	3,064	$20,927

Total Consumer Staples		120,091,056

Energy — (12.8%)
*Adams Resources & Energy, Inc.	6,758	153,407
*Allis-Chalmers Energy, Inc.	58,826	204,714
#Alon USA Energy, Inc.	36,500	306,600
Anadarko Petroleum Corp.	845,068	51,489,993
Apache Corp.	185,830	17,490,320
*Atlas Energy, Inc.	6,800	178,024
*Barnwell Industries, Inc.	5,190	23,615
*Basic Energy Services, Inc.	58,596	410,172
Berry Petroleum Corp. Class A	7,074	179,397
*Bill Barrett Corp.	6,540	202,609
BJ Services Co.	158,482	3,042,854
#*Brigham Exploration Co.	37,193	353,334
*Bristow Group, Inc.	40,500	1,180,575
*Bronco Drilling Co., Inc.	26,439	167,094
Cabot Oil & Gas Corp.	15,905	611,865
*Cal Dive International, Inc.	53,900	413,952
#*Carrizo Oil & Gas, Inc.	4,500	104,310
#Chesapeake Energy Corp.	618,000	15,141,000
Chevron Corp.	9,400	719,476
Cimarex Energy Co.	105,300	4,123,548
*Complete Production Services, Inc.	57,027	543,467
ConocoPhillips	1,496,850	75,111,933
*CREDO Petroleum Corp.	700	6,818
*CVR Energy, Inc.	8,500	89,420
Delek US Holdings, Inc.	68,089	459,601
Devon Energy Corp.	120,755	7,814,056
*Double Eagle Petroleum Co.	3,969	18,773
*Encore Acquisition Co.	44,278	1,641,385
#ENSCO International, Inc.	59,067	2,704,678
#*Exterran Holdings, Inc.	62,389	1,274,607
#General Maritime Corp.	6,600	45,474
*Geokinetics, Inc.	12,504	201,064
*GeoMet, Inc.	64,409	121,089
*GeoResources, Inc.	300	3,327
*Global Industries, Ltd.	15,300	111,537
#*GulfMark Offshore, Inc.	37,045	1,025,035
*Harvest Natural Resources, Inc.	27,900	153,171
#*Helix Energy Solutions Group, Inc.	17,000	233,410
Helmerich & Payne, Inc.	64,234	2,442,177
*Hercules Offshore, Inc.	94,700	485,811
Hess Corp.	73,197	4,006,804
*HKN, Inc.	17,831	58,842
#Holly Corp.	8,300	240,783
*Hornbeck Offshore Services, Inc.	9,800	238,238
#*International Coal Group, Inc.	2,500	10,225
*Key Energy Services, Inc.	16,700	122,077
Lufkin Industries, Inc.	600	34,230
Marathon Oil Corp.	856,737	27,389,882
*Mitcham Industries, Inc.	5,676	41,151
#*Nabors Industries, Ltd.	83,107	1,731,119
*National-Oilwell, Inc.	239,591	9,820,835
*Natural Gas Services Group, Inc.	15,260	257,436
*Newfield Exploration Co.	148,740	6,101,315
*Newpark Resources, Inc.	89,420	269,154
Noble Energy, Inc.	138,742	9,105,637
*Oil States International, Inc.	39,000	1,343,160
*OMNI Energy Services Corp.	1,000	1,420

45

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Energy — (Continued)
Overseas Shipholding Group, Inc.	31,009	$1,217,103
*OYO Geospace Corp.	2,501	65,651
*Parker Drilling Co.	87,100	452,920
#*Patriot Coal Corp.	13,500	152,550
Patterson-UTI Energy, Inc.	111,625	1,739,118
*Petroleum Development Corp.	4,070	67,969
*PHI, Inc. Non-Voting	23,117	397,150
*PHI, Inc. Voting	200	3,620
*Pioneer Drilling Co.	62,027	414,961
Pioneer Natural Resources Co.	164,693	6,770,529
*Plains Exploration & Production Co.	162,430	4,304,395
#*Pride International, Inc.	64,020	1,892,431
*Rosetta Resources, Inc.	79,112	1,070,385
Rowan Cos., Inc.	44,876	1,043,367
#*SEACOR Holdings, Inc.	36,653	2,978,789
#*Seahawk Drilling, Inc.	4,268	115,236
#Smith International, Inc.	56,185	1,558,010
Southern Union Co.	—	—
*Stone Energy Corp.	44,236	678,138
Sunoco, Inc.	70,498	2,171,338
*Swift Energy Corp.	32,130	680,513
*T-3 Energy Services, Inc.	1,100	22,022
#Tesoro Petroleum Corp.	122,780	1,736,109
*Tetra Technologies, Inc.	13,000	122,980
*TGC Industries, Inc.	787	3,423
Tidewater, Inc.	22,100	920,907
*Toreador Resources Corp.	9,565	81,589
*Trico Marine Services, Inc.	32,915	200,782
*Union Drilling, Inc.	31,871	243,494
#*Unit Corp.	57,000	2,227,560
#*USEC, Inc.	163,200	629,952
Valero Energy Corp.	714,360	12,929,916
#*Western Refining, Inc.	55,400	310,794
*Whiting Petroleum Corp.	69,755	3,934,182
#*Willbros Group, Inc.	3,700	48,618
XTO Energy, Inc.	397,536	16,521,596

Total Energy		319,464,097

Financials — (27.6%)
1st Source Corp.	47,839	708,974
21st Century Holding Co.	19,667	90,272
Abington Bancorp, Inc.	68,562	470,335
Access National Corp.	600	3,636
*Affirmative Insurance Holdings, Inc.	12,124	48,496
*Allegheny Corp.	14,836	3,709,000
Alliance Bancorp, Inc. of Pennsylvania	700	6,024
Allstate Corp.	501,660	14,834,086
*Altisource Portfolio Solutions SA	700	10,675
#American Capital, Ltd.	84,768	227,178
*American Equity Investment Life Holding Co.	88,700	582,759
American Financial Group, Inc.	199,200	4,900,320
*American Independence Corp.	866	3,810
American National Insurance Co.	48,061	4,012,613
*American Safety Insurance Holdings, Ltd.	11,675	173,024
#*AmeriCredit Corp.	224,750	3,966,838
Ameriprise Financial, Inc.	148,012	5,131,576
Ameris Bancorp	35,719	210,385
*AMERISAFE, Inc.	18,913	350,647
*AmeriServe Financial, Inc.	33,075	57,881
*Arch Capital Group, Ltd.	2,438	164,248
*Argo Group International Holdings, Ltd.	34,700	1,178,412

46

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Aspen Insurance Holdings, Ltd.	89,116	$2,299,193
#*Asset Acceptance Capital Corp.	6,790	49,363
Associated Banc-Corp.	105,623	1,353,031
#Assured Guaranty, Ltd.	152,510	2,528,616
ASTA Funding, Inc.	4,938	32,245
Atlantic Coast Federal Corp.	4,355	6,315
*Atlantic Southern Financial Group, Inc.	390	679
*Avatar Holdings, Inc.	21,050	343,115
Axis Capital Holdings, Ltd.	14,900	430,461
#*B of I Holding, Inc.	13,154	109,704
Baldwin & Lyons, Inc.	300	6,861
Baldwin & Lyons, Inc. Class B	8,413	191,901
Bancorp Rhode Island, Inc.	1,300	33,176
*Bancorp, Inc.	21,975	112,073
#BancTrust Financial Group, Inc.	34,553	110,915
Bank Mutual Corp.	51,800	363,636
Bank of America Corp.	4,536,955	66,148,804
*Bank of Florida Corp.	23,074	33,688
*Bank of Granite Corp.	24,999	12,999
Bank of New York Mellon Corp.	15,200	405,232
*BankAtlantic Bancorp, Inc.	45,976	67,585
BankFinancial Corp.	43,669	412,235
#Banner Corp.	13,022	39,978
Bar Harbor Bankshares	2,200	62,480
BB&T Corp.	238,480	5,702,057
*Beach First National Bancshares, Inc.	7,596	9,039
Berkshire Hills Bancorp, Inc.	22,974	472,116
#BlackRock, Inc.	11,600	2,511,284
Boston Private Financial Holdings, Inc.	94,618	562,977
Brookline Bancorp, Inc.	60,704	594,292
Cadence Financial Corp.	27,481	45,344
Capital City Bank Group, Inc.	14,196	166,661
Capital One Financial Corp.	401,285	14,687,031
Capital Southwest Corp.	7,359	546,479
CapitalSource, Inc.	9,700	34,532
#*Capitol Bancorp, Ltd.	30,014	67,532
Cardinal Financial Corp.	26,257	213,995
#Carver Bancorp, Inc.	600	4,170
Cascade Financial Corp.	10,277	20,348
Cathay General Bancorp	50,900	449,447
Center Bancorp, Inc.	1,346	10,472
*Center Financial Corp.	40,776	171,667
CenterState Banks of Florida, Inc.	400	3,012
*Central Jersey Bancorp	8,049	39,038
#*Central Pacific Financial Corp.	9,380	13,226
Centrue Financial Corp.	1,000	1,980
Century Bancorp, Inc. Class A	1,206	29,342
CFS Bancorp, Inc.	14,148	66,496
Chemical Financial Corp.	33,175	728,191
*Chicopee Bancorp, Inc.	1,000	12,580
Chubb Corp.	390,477	18,945,944
Cincinnati Financial Corp.	230,743	5,851,642
#*CIT Group, Inc.	25,600	18,432
Citigroup, Inc.	3,545,800	14,502,322
Citizens Community Bancorp, Inc.	10,355	41,731
Citizens South Banking Corp.	1,842	11,126
City National Corp.	37,300	1,405,091
CME Group, Inc.	67,810	20,519,984
#*CNA Financial Corp.	313,566	6,826,332
*CNA Surety Corp.	59,978	867,282
CoBiz Financial, Inc.	37,574	179,228

47

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Codorus Valley Bancorp, Inc.	115	$679
Colony Bankcorp, Inc.	300	1,635
Columbia Banking System, Inc.	49,127	722,167
#Comerica, Inc.	195,322	5,420,186
Commonwealth Bankshares, Inc.	1,300	5,720
Community Bank System, Inc.	1,686	31,376
*Community West Bancshares	400	1,098
Compass Diversified Holdings	22,392	229,070
#*CompuCredit Holdings Corp.	89,574	293,803
#*Conseco, Inc.	60	313
*Cowen Group, Inc.	4,400	33,220
*Crescent Financial Corp.	19,040	77,493
#CVB Financial Corp.	2,102	16,837
Danvers Bancorp, Inc.	3,600	49,428
*Dearborn Bancorp, Inc.	4,983	2,442
Delphi Financial Group, Inc. Class A	68,878	1,494,653
Discover Financial Services	719,953	10,180,135
Donegal Group, Inc. Class A	39,155	571,663
Donegal Group, Inc. Class B	300	5,253
#*Doral Financial Corp.	11,332	32,183
East West Bancorp, Inc.	100,365	906,296
Eastern Insurance Holdings, Inc.	23,777	167,866
Eastern Virginia Bankshares, Inc.	300	2,187
EMC Insurance Group, Inc.	20,727	426,562
*Encore Bancshares, Inc.	5,200	40,040
*Encore Capital Group, Inc.	38,372	574,429
Endurance Specialty Holdings, Ltd.	76,288	2,745,605
*Enstar Group, Ltd.	900	54,900
Enterprise Bancorp, Inc.	600	6,402
Enterprise Financial Services Corp.	18,728	159,750
ESB Financial Corp.	1,000	11,660
ESSA Bancorp, Inc.	21,670	259,390
Evans Bancorp, Inc.	400	5,008
Everest Re Group, Ltd.	22,900	2,003,521
F.N.B. Corp.	135,507	959,390
Farmers Capital Bank Corp.	1,900	21,128
FBL Financial Group, Inc. Class A	40,435	814,765
Federal Agricultural Mortgage Corp.	4,457	35,790
Federal Agricultural Mortgage Corp. Class A	177	1,066
Fidelity Bancorp, Inc.	400	2,370
Fidelity National Financial, Inc.	246,259	3,341,735
*Fidelity Southern Corp.	6,391	24,860
Fifth Third Bancorp	911,741	8,150,965
Financial Institutions, Inc.	6,350	67,056
*First Acceptance Corp.	39,006	85,813
First American Corp.	155,240	4,717,744
#First Bancorp (318672102)	106,576	201,429
First Bancorp (318910106)	12,302	166,815
*First Bancshares, Inc. (318687100)	400	3,520
*First Bancshares, Inc. (318916103)	300	2,190
First Busey Corp.	63,046	243,988
First Business Financial Services, Inc.	300	2,787
First Citizens BancShares, Inc.	18,375	2,737,875
First Defiance Financial Corp.	10,257	147,906
First Federal Bancshares of Arkansas, Inc.	1,300	4,888
*First Federal of Northern Michigan Bancorp, Inc.	1,100	2,090
First Financial Holdings, Inc.	2,652	35,775
First Financial Northwest, Inc.	26,672	157,898
First Financial Service Corp.	900	8,244
*First Horizon National Corp.	273,010	3,229,708
First M&F Corp.	100	203

48

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
First Merchants Corp.	28,481	$174,304
First Mercury Financial Corp.	16,714	212,268
First Midwest Bancorp, Inc.	58,300	606,320
First Niagara Financial Group, Inc.	191,382	2,457,345
First PacTrust Bancorp, Inc.	900	4,482
First Place Financial Corp.	24,003	72,969
First Security Group, Inc.	17,516	47,293
First South Bancorp, Inc.	1,699	17,992
#*First State Bancorporation	4,530	4,439
First United Corp.	600	6,600
*FirstCity Financial Corp.	5,952	40,176
Flagstone Reinsurance Holdings, Ltd.	22,733	248,926
Flushing Financial Corp.	47,920	538,142
#FNB United Corp.	20,931	34,536
*Forest City Enterprises, Inc. Class A	8,900	77,608
*FPIC Insurance Group, Inc.	10,398	351,764
Fulton Financial Corp.	169,790	1,402,465
German American Bancorp, Inc.	13,358	200,904
GFI Group, Inc.	16,600	85,490
Goldman Sachs Group, Inc.	16,500	2,807,805
#Great Southern Bancorp, Inc.	10,762	246,665
#*Greene Bancshares, Inc.	25,523	105,665
*Greenlight Capital Re, Ltd.	5,300	98,898
GS Financial Corp.	400	6,000
*Guaranty Bancorp	111,190	145,659
*Guaranty Federal Bancshares, Inc.	1,684	10,188
*Hallmark Financial Services, Inc.	27,334	209,652
Hampden Bancorp, Inc.	5,786	62,778
#Hampton Roads Bankshares, Inc.	12,469	25,561
*Hanmi Financial Corp.	4,001	6,122
Hanover Insurance Group, Inc.	94,280	3,965,417
Harleysville National Corp.	66,871	385,177
*Harrington West Financial Group, Inc.	400	272
*Harris & Harris Group, Inc.	60,335	258,837
#Hartford Financial Services Group, Inc.	358,609	8,793,093
HCC Insurance Holdings, Inc.	163,623	4,318,011
Heartland Financial USA, Inc.	13,016	167,125
*Heritage Commerce Corp.	26,836	70,847
*Heritage Financial Corp.	8,911	111,477
HF Financial Corp.	400	4,360
*Hilltop Holdings, Inc.	38,627	457,344
Hingham Institution for Savings	500	14,813
*HMN Financial, Inc.	3,996	22,857
Home Federal Bancorp, Inc.	29,247	337,803
HopFed Bancorp, Inc.	4,019	40,753
Horace Mann Educators Corp.	54,928	682,755
Horizon Bancorp	300	4,950
Huntington Bancshares, Inc.	257,100	979,551
IBERIABANK Corp.	1,140	49,373
Independence Holding Co.	22,770	126,374
Independent Bank Corp. (453836108)	27,357	581,883
Independent Bank Corp. (453838104)	38,685	45,648
Infinity Property & Casualty Corp.	32,000	1,237,440
Integra Bank Corp.	20,387	17,533
#*Intervest Bancshares Corp.	4,036	13,359
Invesco, Ltd.	204,200	4,318,830
*Investment Technology Group, Inc.	4,490	96,849
*Investors Bancorp, Inc.	8,766	95,023
Investors Title Co.	1,100	34,100
Jones Lang LaSalle, Inc.	25,800	1,208,730
JPMorgan Chase & Co.	2,495,918	104,254,495

49

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
Kentucky First Federal Bancorp	3,100	$32,581
#KeyCorp	380,192	2,049,235
*LaBranche & Co., Inc.	2,500	6,900
Lakeland Bancorp, Inc.	14,567	88,567
Lakeland Financial Corp.	1,997	41,078
Landmark Bancorp, Inc.	1,543	24,788
Legacy Bancorp, Inc.	22,079	211,075
Legg Mason, Inc.	119,817	3,487,873
*Leucadia National Corp.	95,372	2,143,009
Lincoln National Corp.	464,693	11,073,634
LNB Bancorp, Inc.	12,489	69,064
Loews Corp.	747,772	24,751,253
#*Louisiana Bancorp, Inc.	5,606	80,054
LSB Corp.	800	8,384
#M&T Bank Corp.	80,954	5,087,959
#*Macatawa Bank Corp.	33,467	64,257
*Magyar Bancorp, Inc.	500	1,675
MainSource Financial Group, Inc.	50,993	297,289
*Marlin Business Services Corp.	3,393	22,767
Marshall & Ilsley Corp.	114,660	609,991
#*Maui Land & Pineapple Co., Inc.	4,100	25,174
Max Capital Group, Ltd.	47,537	981,639
MB Financial, Inc.	42,349	757,200
*MBIA, Inc.	337,600	1,370,656
MBT Financial Corp.	23,713	48,137
Meadowbrook Insurance Group, Inc.	112,475	756,957
Medallion Financial Corp.	24,860	195,151
#*Mercantile Bancorp, Inc.	282	635
Mercantile Bank Corp.	3,316	11,838
Mercer Insurance Group, Inc.	15,286	284,014
*Meridian Interstate Bancorp, Inc.	1,700	14,620
Meta Financial Group, Inc.	1,601	34,918
MetLife, Inc.	847,339	28,834,946
*Metro Bancorp, Inc.	1,121	13,261
MetroCorp Bancshares, Inc.	2,600	9,360
*MF Global, Ltd.	8,600	61,232
*MGIC Investment Corp.	8,500	36,635
MicroFinancial, Inc.	5,300	17,967
Morgan Stanley	628,799	20,197,024
MutualFirst Financial, Inc.	2,300	14,375
*Nara Bancorp, Inc.	42,957	316,164
*National Financial Partners Corp.	4,200	34,230
National Penn Bancshares, Inc.	44,875	252,198
*National Western Life Insurance Co. Class A	900	158,544
*Navigators Group, Inc.	4,074	216,207
*Nelnet, Inc. Class A	36,200	507,886
*New Century Bancorp, Inc.	600	3,390
New Hampshire Thrift Bancshares, Inc.	2,300	21,275
New Westfield Financial, Inc.	41,439	333,584
#New York Community Bancorp, Inc.	33,564	362,491
NewAlliance Bancshares, Inc.	169,860	1,882,049
*NewBridge Bancorp	6,101	14,642
*Newport Bancorp, Inc.	700	8,680
*NewStar Financial, Inc.	43,749	109,810
*North Valley Bancorp	4,538	12,570
Northeast Community Bancorp, Inc.	18,190	121,873
Northfield Bancorp, Inc.	2,770	34,431
Northrim Bancorp, Inc.	6,315	94,978
NYMAGIC, Inc.	13,520	193,201
NYSE Euronext, Inc.	181,031	4,679,651
OceanFirst Financial Corp.	2,500	23,750

50

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
*Ocwen Financial Corp.	2,100	$22,953
Old National Bancorp	2,000	20,740
Old Republic International Corp.	333,632	3,563,190
#Old Second Bancorp, Inc.	25,516	136,511
OneBeacon Insurance Group, Ltd.	24,760	295,139
Osage Bancshares, Inc.	600	4,617
#Pacific Capital Bancorp	80,780	104,206
Pacific Continental Corp.	4,430	48,287
*Pacific Mercantile Bancorp	16,884	50,145
*Pacific Premier Bancorp, Inc.	200	744
#PacWest Bancorp	1,071	18,186
Pamrapo Bancorp, Inc.	2,200	14,850
Parkvale Financial Corp.	500	4,505
PartnerRe, Ltd.	5,900	451,232
#Patriot National Bancorp	2,700	5,170
#*Penson Worldwide, Inc.	33,200	323,700
Peoples Bancorp of North Carolina	300	1,830
Peoples Bancorp, Inc.	19,892	213,640
#*PHH Corp.	91,687	1,481,662
*PICO Holdings, Inc.	6,383	216,639
*Pinnacle Financial Partners, Inc.	27,599	350,507
*PMA Capital Corp.	38,357	183,346
PNC Financial Services Group, Inc.	263,050	12,873,667
Porter Bancorp, Inc.	1,575	25,074
*Preferred Bank	9,898	25,042
Premier Financial Bancorp, Inc.	1,301	8,177
Presidential Life Corp.	23,158	216,064
Princeton National Bancorp, Inc.	1,100	16,544
*ProAssurance Corp.	40,933	2,058,111
Prosperity Bancshares, Inc.	75,055	2,686,218
Protective Life Corp.	75,553	1,454,395
Provident Financial Holdings, Inc.	8,307	58,149
Provident Financial Services, Inc.	97,245	1,045,384
Provident New York Bancorp	79,163	675,260
Prudential Financial, Inc.	430,708	19,480,923
Pulaski Financial Corp.	5,450	40,003
#Radian Group, Inc.	217,050	1,256,720
Regions Financial Corp.	344,216	1,666,005
Reinsurance Group of America, Inc.	169,166	7,798,553
Renasant Corp.	57,659	844,128
*Republic First Bancorp, Inc.	7,211	31,728
Resource America, Inc.	22,388	86,418
*Riverview Bancorp, Inc.	17,187	55,170
Rome Bancorp, Inc.	12,761	106,873
*Royal Bancshares of Pennsylvania, Inc. Class A	900	954
Safety Insurance Group, Inc.	25,435	851,309
Sanders Morris Harris Group, Inc.	56,186	326,441
Sandy Spring Bancorp, Inc.	43,518	503,068
*Seabright Insurance Holdings	54,746	612,060
Seacoast Banking Corp. of Florida	28,781	42,884
Selective Insurance Group, Inc.	82,800	1,268,496
SI Financial Group, Inc.	6,062	26,370
#Simmons First National Corp. Class A	12,255	358,581
Somerset Hills Bancorp	4,111	32,518
South Financial Group, Inc.	2,082	1,666
*Southcoast Financial Corp.	700	2,978
*Southern Community Financial Corp.	29,890	69,644
*Southern First Bancshares, Inc.	900	7,065
Southwest Bancorp, Inc.	32,685	321,620
*Specialty Underwriters’ Alliance, Inc.	2,510	17,118
State Auto Financial Corp.	68,262	1,109,940

51

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
StellarOne Corp.	19,587	$207,818
Sterling Bancshares, Inc.	55,670	310,082
#*Sterling Financial Corp.	10,529	8,423
#*Stewart Information Services Corp.	18,452	164,961
*Stratus Properties, Inc.	3,069	29,156
Student Loan Corp.	1,100	46,255
*Sun Bancorp, Inc.	33,558	136,245
#SunTrust Banks, Inc.	411,103	7,856,178
#*Superior Bancorp	5,062	10,731
Susquehanna Bancshares, Inc.	124,870	688,034
#*SVB Financial Group	3,400	140,250
SWS Group, Inc.	24,945	333,764
#*Taylor Capital Group, Inc.	13,335	76,010
Teche Holding Co.	600	18,630
#*Texas Capital Bancshares, Inc.	25,614	373,196
TF Financial Corp.	600	11,160
*Thomas Weisel Partners Group, Inc.	33,535	151,914
*TIB Financial Corp.	7,112	7,539
*Tidelands Bancshares, Inc.	400	1,400
*TierOne Corp.	10,513	20,921
Timberland Bancorp, Inc.	3,000	13,710
Tower Group, Inc.	2,807	68,996
#TowneBank	4,300	49,622
Transatlantic Holdings, Inc.	91,903	4,641,102
Travelers Cos., Inc. (The)	769,714	38,324,060
*Tree.com, Inc.	4,680	36,551
Trustmark Corp.	50,524	957,430
Umpqua Holdings Corp.	89,305	885,013
Unico American Corp.	1,900	18,962
Union Bankshares Corp.	15,866	195,469
*United America Indemnity, Ltd.	19,928	139,695
United Bankshares, Inc.	2,100	37,485
*United Community Banks, Inc.	67,631	274,582
United Financial Bancorp, Inc.	27,089	348,094
United Fire & Casualty Co.	41,412	723,882
*United PanAm Financial Corp.	14,353	43,059
*United Security Bancshares	339	848
Unitrin, Inc.	90,527	1,774,329
*Unity Bancorp, Inc.	2,925	11,963
Unum Group	530,100	10,575,495
#*Validus Holdings, Ltd.	51,844	1,311,653
#*Virginia Commerce Bancorp, Inc.	36,036	144,865
W. R. Berkley Corp.	80,768	1,996,585
Washington Banking Co.	5,191	48,899
Washington Federal, Inc.	118,236	2,027,747
Washington Trust Bancorp, Inc.	3,300	49,566
*Waterstone Financial, Inc.	1,300	4,433
Webster Financial Corp.	25,570	289,197
Wells Fargo & Co.	529,123	14,561,465
WesBanco, Inc.	32,017	453,041
Wesco Financial Corp.	12,881	4,224,968
West Bancorporation	19,399	85,356
West Coast Bancorp	3,775	8,720
#*Western Alliance Bancorp	28,882	125,637
White Mountains Insurance Group, Ltd.	18,685	5,795,526
*White River Capital, Inc.	300	3,630
#Whitney Holding Corp.	70,532	566,372
Wilmington Trust Corp.	6,400	77,120
Wilshire Bancorp, Inc.	17,744	124,918
#Wintrust Financial Corp.	42,047	1,186,146
#*World Acceptance Corp.	3,300	82,797

52

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Financials — (Continued)
WSB Holdings, Inc.	100	$219
Yadkin Valley Financial Corp.	18,686	68,764
Zenith National Insurance Corp.	1,900	54,207
#Zions Bancorporation	37,412	529,754
*ZipRealty, Inc.	11,417	42,814

Total Financials		689,382,265

Health Care — (4.1%)
*A.D.A.M., Inc.	7,504	24,613
*Adolor Corp.	14,642	21,231
Aetna, Inc.	153,637	3,999,171
#*Affymetrix, Inc.	10,978	57,415
*Albany Molecular Research, Inc.	33,600	273,504
*Allied Healthcare International, Inc.	57,415	152,724
*Allied Healthcare Products, Inc.	1,000	5,470
*Allion Healthcare, Inc.	40,273	259,358
*American Dental Partners, Inc.	23,799	282,970
*AMICAS, Inc.	91,876	289,409
*AMN Healthcare Services, Inc.	26,800	222,976
*Amsurg Corp.	9,300	195,951
Analogic Corp.	2,988	111,572
*AngioDynamics, Inc.	37,093	560,104
*Anika Therapeutics, Inc.	19,285	141,166
*ARCA Biopharma, Inc.	1,740	4,611
*Arena Pharmaceuticals, Inc.	8,200	28,946
*Arrhythmia Research Technology, Inc.	1,200	4,932
*Assisted Living Concepts, Inc.	12,487	258,731
*BioClinica, Inc.	8,850	39,471
*BioScrip, Inc.	60,081	453,011
#*BMP Sunstone Corp.	6,967	25,360
*Boston Scientific Corp.	1,019,920	8,281,750
#*Brookdale Senior Living, Inc.	112,800	1,899,552
*Cambrex Corp.	4,200	25,200
*Cantel Medical Corp.	20,806	334,144
*Capital Senior Living Corp.	45,075	238,447
*Cardiac Science Corp.	32,003	112,011
Cardinal Health, Inc.	208,009	5,894,975
*CareFusion Corp.	43,350	969,740
#*Celera Corp.	39,414	243,973
#*Community Health Systems, Inc.	151,474	4,738,107
*CONMED Corp.	43,239	916,234
#Cooper Cos., Inc.	52,556	1,472,094
*Coventry Health Care, Inc.	24,800	491,784
*Cross Country Healthcare, Inc.	31,940	263,824
*Cutera, Inc.	22,676	204,311
Daxor Corp.	900	12,195
*Digirad Corp.	17,648	43,238
#*Dynacq Healthcare, Inc.	909	2,927
#*Emeritus Corp.	26,084	486,727
*ev3, Inc.	114,429	1,347,974
*Five Star Quality Care, Inc.	9,500	32,775
*Gentiva Health Services, Inc.	13,810	331,440
#*Greatbatch, Inc.	17,658	347,333
*Health Net, Inc.	5,900	87,969
*HealthSpring, Inc.	86,917	1,245,521
*HealthTronics, Inc.	58,694	134,409
*Healthways, Inc.	15,427	248,066
Hill-Rom Holdings, Inc.	85,074	1,666,600
*Hi-Tech Pharmacal Co., Inc.	9,080	165,619
#*Hologic, Inc.	288,724	4,267,341
*Home Diagnostics, Inc.	15,923	99,519

53

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Health Care — (Continued)
#*Humana, Inc.	66,100	$2,484,038
*I-Flow Corp.	5,812	73,347
*IntegraMed America, Inc.	3,874	32,929
Invacare Corp.	10,870	243,814
*InVentiv Health, Inc.	15,200	258,096
*Inverness Medical Innovations, Inc.	45,100	1,714,251
Kewaunee Scientific Corp.	1,631	21,138
*Kindred Healthcare, Inc.	43,118	633,835
*King Pharmaceuticals, Inc.	426,520	4,320,648
*Lannet Co., Inc.	574	3,857
*LCA-Vision, Inc.	29,200	131,400
*LeMaitre Vascular, Inc.	5,200	22,204
#*LifePoint Hospitals, Inc.	82,208	2,328,953
*Martek Biosciences Corp.	10,600	190,376
*Maxygen, Inc.	5,200	29,016
*MedCath Corp.	32,364	265,708
*Medical Action Industries, Inc.	1,524	16,673
*MediciNova, Inc.	623	3,866
Medicis Pharmaceutical Corp. Class A	600	12,702
*MEDTOX Scientific, Inc.	4,767	47,575
*Misonix, Inc.	4,083	10,371
#*Molina Healthcare, Inc.	12,070	225,950
*Nanosphere, Inc.	2,402	16,045
*National Dentex Corp.	400	3,200
*Natus Medical, Inc.	1,300	18,057
*Nighthawk Radiology Holdings, Inc.	11,000	65,890
#*NovaMed, Inc.	27,004	108,826
*NxStage Medical, Inc.	22,100	123,318
Omnicare, Inc.	197,388	4,277,398
*Osteotech, Inc.	24,810	107,179
*Palomar Medical Technologies, Inc.	4,400	44,704
*Par Pharmaceutical Cos., Inc.	27,889	584,832
*PDI, Inc.	15,476	77,690
PerkinElmer, Inc.	6,600	122,826
*Prospect Medical Holdings, Inc.	14,274	57,096
#*Psychiatric Solutions, Inc.	2,600	53,664
*Regeneration Technologies, Inc.	31,152	122,116
*RehabCare Group, Inc.	25,081	470,269
#*Res-Care, Inc.	40,983	493,025
#*Sirona Dental Systems, Inc.	21,400	575,874
*Skilled Healthcare Group, Inc.	29,820	239,753
*SonoSite, Inc.	2,287	56,695
*Spectranetics Corp.	25,700	146,490
*SRI/Surgical Express, Inc.	1,600	3,776
*Sun Healthcare Group, Inc.	15,900	144,372
*SunLink Health Systems, Inc.	1,750	4,112
#*Sunrise Senior Living, Inc.	2,900	12,064
*Symmetry Medical, Inc.	5,028	40,224
Teleflex, Inc.	1,500	74,625
*Theragenics Corp.	21,383	28,867
*Thermo Fisher Scientific, Inc.	321,928	14,486,760
*Tomotherapy, Inc.	2,900	9,628
*Triple-S Management Corp.	9,640	160,988
*Universal American Corp.	85,628	856,280
*Viropharma, Inc.	58,354	439,989
*Vital Images, Inc.	20,279	231,383
*WellCare Health Plans, Inc.	9,700	253,461
*WellPoint, Inc.	440,420	20,594,039
Young Innovations, Inc.	2,660	62,909

Total Health Care		102,257,666

54

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (11.1%)
#*AAR Corp.	5,400	$105,894
*ACCO Brands Corp.	9,019	54,655
Aceto Corp.	9,213	51,040
Aircastle, Ltd.	47,000	372,240
#*AirTran Holdings, Inc.	12,900	54,567
Alamo Group, Inc.	25,037	343,007
*Alaska Air Group, Inc.	59,445	1,528,925
Albany International Corp.	28,323	471,861
Alexander & Baldwin, Inc.	66,441	1,915,494
*Allied Defense Group, Inc.	16,161	101,814
*Allied Motion Technologies, Inc.	262	590
*Altra Holdings, Inc.	3,245	28,459
*Amerco, Inc.	30,877	1,305,171
American Railcar Industries, Inc.	14,200	142,000
*American Reprographics Co.	5,977	35,862
Ameron International Corp.	7,300	430,554
*AMREP Corp.	866	10,539
Apogee Enterprises, Inc.	3,300	43,692
Applied Industrial Technologies, Inc.	53,325	1,078,765
Arkansas Best Corp.	25,200	650,664
#*Armstrong World Industries, Inc.	94,043	3,503,102
*AT Cross Co.	18,431	69,116
*ATC Technology Corp.	23,952	500,597
*Atlas Air Worldwide Holdings, Inc.	1,600	42,064
Baldor Electric Co.	3,280	84,788
Barnes Group, Inc.	42,700	676,795
Barrett Business Services, Inc.	14,200	164,720
*BE Aerospace, Inc.	16,300	288,999
#*BlueLinx Holdings, Inc.	51,324	150,379
*Bowne & Co., Inc.	20,451	133,545
Brady Co. Class A	2,936	79,507
Briggs & Stratton Corp.	50,961	952,971
*BTU International, Inc.	1,900	9,652
*Builders FirstSource, Inc.	49,478	192,469
Burlington Northern Santa Fe Corp.	248,329	18,704,140
#*C&D Technologies, Inc.	29,838	54,604
*CAI International, Inc.	5,100	38,250
Cascade Corp.	5,900	146,556
*Casella Waste Systems, Inc.	5,416	15,111
CDI Corp.	57,209	696,806
*CECO Environmental Corp.	9,578	35,726
*Celadon Group, Inc.	39,349	384,046
#*Cenveo, Inc.	100	708
*Ceradyne, Inc.	3,400	54,808
*Champion Industries, Inc.	4,486	8,165
*Chart Industries, Inc.	3,000	59,310
Chicago Rivet & Machine Co.	300	3,645
CIRCOR International, Inc.	12,350	336,538
*Columbus McKinnon Corp.	58,123	961,936
Comfort Systems USA, Inc.	2,600	28,340
CompX International, Inc.	700	4,921
*Consolidated Graphics, Inc.	33,700	676,022
*Cornell Cos., Inc.	2,500	57,100
Courier Corp.	2,371	35,162
*Covenant Transportation Group, Inc.	6,518	32,851
*CPI Aerostructures, Inc.	5,826	39,850
CSX Corp.	562,627	23,731,607
Ducommun, Inc.	16,159	275,026
*Dycom Industries, Inc.	35,250	348,270
#*Eagle Bulk Shipping, Inc.	1,600	7,584
Eastern Co.	10,193	162,782

55

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
Eaton Corp.	109,451	$6,616,313
Ecology & Environment, Inc. Class A	900	13,050
#Encore Wire Corp.	2,148	44,571
*EnerSys, Inc.	60,439	1,335,702
Ennis, Inc.	43,200	654,480
#*EnPro Industries, Inc.	18,755	423,488
Espey Manufacturing & Electronics Corp.	2,464	47,802
*Esterline Technologies Corp.	24,194	1,018,809
*ExpressJet Holdings, Inc.	1,060	3,180
Federal Signal Corp.	21,047	129,229
FedEx Corp.	184,382	13,402,728
*First Advantage Corp.	14,062	247,491
*Flow International Corp.	3,900	9,399
*Franklin Covey Co.	11,816	61,680
Frozen Food Express Industries, Inc.	8,986	26,059
G & K Services, Inc. Class A	29,714	658,165
*Gardner Denver Machinery, Inc.	3,295	118,323
GATX Corp.	65,445	1,778,795
#*Genco Shipping & Trading, Ltd.	1,100	21,879
*Gencor Industries, Inc.	8,666	64,995
General Electric Co.	2,283,412	32,561,455
*Gibraltar Industries, Inc.	53,888	583,068
*GP Strategies Corp.	16,800	118,272
Great Lakes Dredge & Dock Corp.	65,383	400,798
*Greenbrier Cos., Inc.	13,077	116,124
*Griffon Corp.	45,266	396,983
*H&E Equipment Services, Inc.	66,829	708,387
Hardinge, Inc.	25,790	135,398
Heidrick & Struggles International, Inc.	2,100	57,456
*Herley Industries, Inc.	5,800	65,598
#*Hertz Global Holdings, Inc.	389,227	3,623,703
HNI Corp.	200	5,264
#*Hoku Scientific, Inc.	400	880
Horizon Lines, Inc.	3,300	17,325
*Hudson Highland Group, Inc.	35,619	115,406
#*Hurco Cos., Inc.	6,200	98,580
*ICT Group, Inc.	8,739	138,513
Ingersoll-Rand P.L.C.	309,696	9,783,297
*Insituform Technologies, Inc. Class A	700	14,840
Insteel Industries, Inc.	4,889	54,366
#*Interline Brands, Inc.	74,162	1,082,765
International Shipholding Corp.	8,797	291,621
*Intersections, Inc.	34,678	197,665
#*JetBlue Airways Corp.	152,100	754,416
*Kadant, Inc.	4,057	52,295
#*Kansas City Southern	10,954	265,415
KBR, Inc.	748	15,312
*Kelly Services, Inc. Class A	44,445	492,451
Kennametal, Inc.	10,600	249,736
*Key Technology, Inc.	2,124	23,045
*Kforce, Inc.	18,078	212,055
Kimball International, Inc. Class B	24,527	183,953
*Korn/Ferry International	8,500	135,660
L.S. Starrett Co. Class A	4,097	41,994
L-3 Communications Holdings, Inc.	23,933	1,730,117
*Ladish Co., Inc.	45,562	590,484
Lawson Products, Inc.	1,959	30,462
*Layne Christensen Co.	2,100	54,390
*LECG Corp.	28,048	96,766
*LGL Group, Inc.	400	1,144
*LMI Aerospace, Inc.	11,300	121,701

56

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
LSI Industries, Inc.	24,254	$169,535
*Lydall, Inc.	10,301	51,505
*M&F Worldwide Corp.	29,869	635,612
#Manitowoc Co., Inc. (The)	4,200	38,388
#Manpower, Inc.	40,067	1,899,576
*Marten Transport, Ltd.	31,777	557,369
Masco Corp.	155,344	1,825,292
McGrath Rentcorp	2,900	57,275
*Metalico, Inc.	22,900	92,516
*MFRI, Inc.	7,300	49,056
*Miller Industries, Inc.	18,210	183,010
#*Mobile Mini, Inc.	54,461	789,684
*Moog, Inc.	7,683	191,845
*MPS Group, Inc.	112,578	1,522,055
Mueller Industries, Inc.	18,063	427,371
Mueller Water Products, Inc.	150,535	674,397
NACCO Industries, Inc. Class A	10,965	653,514
National Technical Systems, Inc.	15,400	87,472
Norfolk Southern Corp.	333,288	15,537,887
Northrop Grumman Corp.	211,819	10,618,486
#*Northwest Pipe Co.	12,085	363,758
#*Ocean Power Technologies, Inc.	1,500	9,090
*On Assignment, Inc.	57,765	348,901
*Oshkosh Truck Corp. Class B	61,610	1,925,929
#*Owens Corning, Inc.	152,823	3,378,917
*P.A.M. Transportation Services, Inc.	20,690	160,554
*Park-Ohio Holdings Corp.	5,647	35,124
Pentair, Inc.	3,773	109,794
*PGT, Inc.	7,271	17,959
*Pike Electric Corp.	3,700	46,435
*Pinnacle Airlines Corp.	8,182	49,337
#*Polypore International, Inc.	500	5,480
Portec Rail Products, Inc.	7,087	61,728
*PowerSecure International, Inc.	26,900	223,808
Providence & Worcester Railroad Co.	1,000	11,125
Quanex Building Products Corp.	2,800	41,636
R. R. Donnelley & Sons Co.	182,554	3,665,684
*RCM Technologies, Inc.	16,740	38,000
*Republic Airways Holdings, Inc.	48,800	390,888
Republic Services, Inc.	252,623	6,545,462
*Rush Enterprises, Inc. Class A	31,175	340,431
*Rush Enterprises, Inc. Class B	18,522	169,476
Ryder System, Inc.	89,844	3,643,174
*Saia, Inc.	10,800	158,328
*Sauer-Danfoss, Inc.	6,000	43,200
Schawk, Inc.	51,516	505,887
#*School Specialty, Inc.	27,776	618,016
Seaboard Corp.	2,041	2,757,391
*SIFCO Industries, Inc.	6,623	88,417
SkyWest, Inc.	93,838	1,310,917
*SL Industries, Inc.	300	2,460
Southwest Airlines Co.	1,077,730	9,052,932
*Sparton Corp.	3,557	14,762
*Spherion Corp.	46,700	231,165
#SPX Corp.	13,500	712,530
Standex International Corp.	29,500	518,610
Steelcase, Inc. Class A	85,520	493,450
*Sunair Electronics, Inc.	1,500	4,005
Superior Uniform Group, Inc.	8,978	79,006
*Supreme Industries, Inc.	1,140	2,690
*Sypris Solutions, Inc.	8,651	26,818

57

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Industrials — (Continued)
TAL International Group, Inc.	27,396	$324,917
*Tech/Ops Sevcon, Inc.	774	2,167
Technology Research Corp.	11,621	41,836
*Tecumseh Products Co. Class A	11,200	117,040
*Tecumseh Products Co. Class B	1,400	14,518
#Textainer Group Holdings, Ltd.	200	3,012
Timken Co.	131,078	2,887,648
Titan International, Inc.	8,801	73,928
#*Titan Machinery, Inc.	2,900	31,117
Todd Shipyards Corp.	9,546	159,227
*TRC Cos., Inc.	31,413	99,579
Tredegar Industries, Inc.	40,177	547,613
*Trimas Corp.	6,336	28,512
Trinity Industries, Inc.	85,250	1,439,020
Triumph Group, Inc.	7,736	362,122
*Tufco Technologies, Inc.	1,000	2,510
*Tutor Perini Corp.	40,023	706,406
Twin Disc, Inc.	8,794	82,576
Tyco International, Ltd.	456,370	15,311,214
*U.S. Home Systems, Inc.	4,314	10,181
#Union Pacific Corp.	489,811	27,008,179
*United Capital Corp.	300	5,448
#*United Rentals, Inc.	70,481	668,865
*United Stationers, Inc.	100	4,714
Universal Forest Products, Inc.	31,800	1,134,624
*URS Corp.	84,698	3,291,364
*USA Truck, Inc.	15,305	171,875
#*USG Corp.	5,400	70,956
*Valpey Fisher Corp.	1,464	1,786
*Versar, Inc.	6,026	23,140
Viad Corp.	27,199	475,982
Virco Manufacturing Corp.	12,601	35,031
*Volt Information Sciences, Inc.	44,159	358,129
*Waste Services, Inc.	32,675	214,348
Watts Water Technologies, Inc.	53,615	1,514,624
*WCA Waste Corp.	29,254	117,309
Werner Enterprises, Inc.	64,932	1,217,475
*WESCO International, Inc.	2,010	51,376
*Willdan Group, Inc.	1,000	2,540
*Willis Lease Finance Corp.	7,300	92,929

Total Industrials		277,740,615

Information Technology — (6.2%)
*3Com Corp.	78,700	404,518
*Acorn Energy, Inc.	1,230	8,598
*Actel Corp.	22,878	272,706
*ActivIdentity Corp.	60,201	136,656
*Activision Blizzard, Inc.	697,227	7,550,968
*Adaptec, Inc.	166,097	529,849
*Adept Technology, Inc.	700	1,680
*Advanced Analogic Technologies, Inc.	15,762	49,650
Agilysys, Inc.	21,014	98,976
*Amtech Systems, Inc.	10,600	57,240
*Anadigics, Inc.	400	1,284
*Applied Micro Circuits Corp.	65,224	510,052
#*Arris Group, Inc.	198,932	2,041,042
*Arrow Electronics, Inc.	182,170	4,616,188
Astro-Med, Inc.	2,626	16,281
#*ATMI, Inc.	3,100	46,965
*Avid Technology, Inc.	54,450	687,704
*Avnet, Inc.	112,932	2,798,455

58

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Avocent Corp.	70,720	$1,758,806
AVX Corp.	293,831	3,326,167
*Aware, Inc.	22,140	51,808
*AXT, Inc.	17,200	39,732
Bel Fuse, Inc. Class A	4,174	74,130
Bel Fuse, Inc. Class B	20,997	380,046
*Benchmark Electronics, Inc.	93,903	1,577,570
Black Box Corp.	26,600	705,166
*Brightpoint, Inc.	17,400	128,238
#*Brooks Automation, Inc.	91,316	628,254
*BSQUARE Corp.	3,500	8,120
*Cadence Design Systems, Inc.	65,000	397,150
*California Micro Devices Corp.	34,898	104,345
*Cascade Microtech, Inc.	23,771	128,363
*Checkpoint Systems, Inc.	40,000	542,800
*Ciber, Inc.	31,700	102,074
Cognex Corp.	3,890	62,590
Cohu, Inc.	41,402	471,155
*Comarco, Inc.	5,608	17,665
Communications Systems, Inc.	12,053	132,342
*Computer Sciences Corp.	225,553	11,437,793
*Concurrent Computer Corp.	13,740	52,762
*Convergys Corp.	197,364	2,141,399
*CPI International, Inc.	19,208	190,159
*Cray, Inc.	18,873	140,793
*CSP, Inc.	2,414	8,884
CTS Corp.	34,200	306,432
*CyberOptics Corp.	9,134	55,078
*Cypress Semiconductor Corp.	224,209	1,890,082
*Datalink Corp.	5,600	22,288
*Dataram Corp.	11,134	29,950
*DDi Corp.	30,020	121,581
#*DealerTrack Holdings, Inc.	3,829	63,102
*Digi International, Inc.	35,811	284,697
*DSP Group, Inc.	59,734	345,263
*Dynamics Research Corp.	16,586	212,467
*Edgewater Technology, Inc.	15,903	45,324
Electro Rent Corp.	46,027	492,949
*Electro Scientific Industries, Inc.	34,300	375,242
*Electronics for Imaging, Inc.	72,920	850,247
*EMS Technologies, Inc.	1,490	25,971
*Emulex Corp.	8,000	80,800
*Endwave Corp.	16,615	38,713
#*Epicor Software Corp.	107,892	832,926
*ePlus, Inc.	6,354	95,564
*Euronet Worldwide, Inc.	33,370	789,201
*Exar Corp.	39,600	273,240
Fair Isaac Corp.	4,800	97,584
*Fairchild Semiconductor Corp. Class A	144,238	1,078,900
Fidelity National Information Services, Inc.	166,320	3,619,123
*Frequency Electronics, Inc.	16,953	74,593
*Gerber Scientific, Inc.	50,097	231,448
*Globecomm Systems, Inc.	41,466	280,310
*GSI Technology, Inc.	27,494	99,253
*GTSI Corp.	8,203	61,112
*Hackett Group, Inc.	50,220	156,686
*Harris Stratex Networks, Inc. Class A	38,192	240,610
*Henry Bros. Electronics, Inc.	8,085	38,323
*Hutchinson Technology, Inc.	44,671	259,985
*Hypercom Corp.	66,500	189,525
*I.D. Systems, Inc.	13,298	48,538

59

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*IAC/InterActiveCorp	178,991	$3,390,090
*Ikanos Communications, Inc.	2,371	4,102
*Imation Corp.	49,331	435,099
*Immersion Corp.	11,256	41,310
*infoGROUP, Inc.	28,026	183,851
*InfoSpace, Inc.	65,156	558,387
*Ingram Micro, Inc.	277,679	4,901,034
*Insight Enterprises, Inc.	23,900	251,428
*Integrated Device Technology, Inc.	18,820	110,662
*Integrated Silicon Solution, Inc.	27,577	96,520
*Internap Network Services Corp.	35,546	113,747
*International Rectifier Corp.	80,500	1,471,540
*Internet Brands, Inc.	28,066	208,811
*Internet Capital Group, Inc.	58,172	422,910
*Interphase Corp.	4,460	10,615
*Intevac, Inc.	34,801	354,970
*IntriCon Corp.	2,835	9,568
*INX, Inc.	500	3,360
iPass, Inc.	26,936	35,017
*IXYS Corp.	16,391	109,820
Jabil Circuit, Inc.	139,658	1,868,624
*JDS Uniphase Corp.	137,990	771,364
Keithley Instruments, Inc.	9,443	30,784
*KEY Tronic Corp.	15,546	35,134
*Keynote Systems, Inc.	18,330	187,333
*Kopin Corp.	20,076	89,137
*KVH Industries, Inc.	9,179	96,380
#*L-1 Identity Solutions, Inc.	127,178	751,622
*Lattice Semiconductor Corp.	131,578	251,314
*Littlefuse, Inc.	2,763	76,148
*LoJack Corp.	5,158	21,767
*LookSmart, Ltd.	34,780	45,562
*Loral Space & Communications, Inc.	35,669	942,375
*Mace Security International, Inc.	1,291	1,084
Marchex, Inc. Class B	34,253	155,166
*Measurement Specialties, Inc.	4,190	32,305
*Mentor Graphics Corp.	16,127	117,727
*Mercury Computer Systems, Inc.	18,900	202,230
*Merrimac Industries, Inc.	2,600	20,540
Methode Electronics, Inc.	79,571	576,890
*Micron Technology, Inc.	990,716	6,726,962
*Microtune, Inc.	12,031	20,573
*MKS Instruments, Inc.	82,222	1,285,952
*ModusLink Global Solutions, Inc.	68,955	566,810
*MoSys, Inc.	11,829	27,916
#Motorola, Inc.	2,108,701	18,071,568
*Nanometrics, Inc.	46,005	377,241
*Newport Corp.	56,016	416,759
*Nu Horizons Electronics Corp.	13,732	53,417
*Occam Networks, Inc.	27,224	81,128
*OmniVision Technologies, Inc.	38,897	476,877
*Oplink Communications, Inc.	33,986	504,012
*Opnext, Inc.	37,258	91,655
*Optelecom-NKF, Inc.	4,329	17,013
*Optical Cable Corp.	9,195	27,769
*ORBCOMM, Inc.	11,500	27,255
*PAR Technology Corp.	23,205	126,467
*PC Connection, Inc.	50,013	294,076
*PC Mall, Inc.	10,070	71,396
*PC-Tel, Inc.	50,569	296,334
*PDF Solutions, Inc.	793	2,807

60

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Perceptron, Inc.	4,904	$16,526
*Perficient, Inc.	14,478	117,851
*Performance Technologies, Inc.	25,851	72,641
*Pericom Semiconductor Corp.	12,868	121,088
*Pervasive Software, Inc.	35,664	174,754
*Phoenix Technologies, Ltd.	200	468
Plantronics, Inc.	19,000	458,090
*Presstek, Inc.	7,000	11,900
•*Price Communications Liquidation Trust	47,738	6,520
Qualstar Corp.	12,400	23,684
*RadiSys Corp.	37,693	320,767
*RealNetworks, Inc.	167,359	597,472
Richardson Electronics, Ltd.	20,479	115,706
#*Rofin-Sinar Technologies, Inc.	11,100	238,095
*Rovi Corp.	129,011	3,554,253
*Rudolph Technologies, Inc.	69,020	437,587
#*Sandisk Corp.	197,936	4,053,729
*SCM Microsystems, Inc.	18,612	46,902
*SeaChange International, Inc.	27,986	189,465
*Semitool, Inc.	10,407	73,473
Servidyne, Inc.	7,283	15,258
#*Sigma Designs, Inc.	2,475	29,725
*Silicon Image, Inc.	29,804	62,886
*Silicon Storage Technology, Inc.	147,812	300,058
#*Skyworks Solutions, Inc.	35,404	369,264
*Smart Modular Technologies (WWH), Inc.	20,400	82,824
*Smith Micro Software, Inc.	8,495	77,135
*SonicWALL, Inc.	159,432	1,265,890
*Spectrum Control, Inc.	20,295	171,493
*Standard Microsystems Corp.	33,319	641,724
*StarTek, Inc.	31,481	182,590
*Support.com, Inc.	37,208	89,299
#*Sycamore Networks, Inc.	493,647	1,406,894
*Symmetricom, Inc.	91,342	437,528
*Symyx Technologies, Inc.	40,492	237,688
#*SYNNEX Corp.	60,100	1,546,373
#*Tech Data Corp.	85,452	3,283,920
Technitrol, Inc.	5,403	42,089
*TechTarget, Inc.	7,400	46,620
*TechTeam Global, Inc.	19,326	151,323
*Tellabs, Inc.	24,344	146,551
*Telular Corp.	24,670	73,270
#*Teradyne, Inc.	126,050	1,055,038
Tessco Technologies, Inc.	10,246	173,670
TheStreet.com, Inc.	34,407	85,673
*Tier Technologies, Inc. Class B	5,660	46,299
*Tollgrade Communications, Inc.	19,226	114,395
*Track Data Corp.	1,932	7,747
*Trident Microsystems, Inc.	2,123	3,991
*Triquint Semiconductor, Inc.	147,914	797,256
*TSR, Inc.	1,300	2,782
*TTM Technologies, Inc.	62,699	637,649
Tyco Electronics, Ltd.	549,298	11,672,583
*Ultra Clean Holdings, Inc.	2,816	15,516
United Online, Inc.	51,420	411,360
*UTStarcom, Inc.	192,273	348,014
*Vicon Industries, Inc.	5,787	39,062
*Video Display Corp.	600	2,931
*Virage Logic Corp.	29,928	176,575
*Virtusa Corp.	39,100	351,118
*Vishay Intertechnology, Inc.	213,119	1,327,731

61

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Information Technology — (Continued)
*Web.com Group, Inc.	54,075	$380,688
*WPCS International, Inc.	9,861	29,780
#Xerox Corp.	974,182	7,325,849
*Zoran Corp.	82,007	727,402
*Zygo Corp.	31,737	219,303

Total Information Technology		153,938,329

Materials — (3.0%)
A. Schulman, Inc.	25,252	438,627
A.M. Castle & Co.	43,846	494,144
Alcoa, Inc.	504,639	6,267,616
*American Pacific Corp.	5,747	40,689
Ashland, Inc.	112,560	3,887,822
*Brush Engineered Materials, Inc.	38,767	715,251
*Buckeye Technologies, Inc.	22,600	202,496
*BWAY Holding Co.	43,508	773,137
Cabot Corp.	110,278	2,418,397
Carpenter Technology Corp.	3,300	69,399
#*Coeur d’Alene Mines Corp.	1,400	28,112
Commercial Metals Co.	19,325	286,783
*Continental Materials Corp.	100	1,100
*Core Molding Technologies, Inc.	2,488	6,991
Cytec Industries, Inc.	64,700	2,146,099
Dow Chemical Co.	578,018	13,571,863
Eastman Chemical Co.	2,800	147,028
*Ferro Corp.	49,500	303,435
*Flotek Industries, Inc.	15,089	24,293
Friedman Industries, Inc.	17,753	102,435
*Graphic Packaging Holding Co.	1,716	3,930
*Haynes International, Inc.	800	22,656
*Headwaters, Inc.	53,696	221,228
#*Hecla Mining Co.	9,000	36,990
*Horsehead Holding Corp.	16,770	159,818
*ICO, Inc.	20,858	80,095
*Innospec, Inc.	2,811	33,226
International Paper Co.	460,475	10,273,197
Kaiser Aluminum Corp.	27,181	1,085,881
*KapStone Paper & Packaging Corp.	1,140	7,912
KMG Chemicals, Inc.	2,795	34,379
*Kronos Worldwide, Inc.	3,319	44,375
#*Louisiana-Pacific Corp.	153,257	804,599
MeadWestavco Corp.	188,451	4,302,336
Minerals Technologies, Inc.	2,900	142,854
*Mod-Pac Corp.	1,091	3,153
Myers Industries, Inc.	65,520	574,610
Neenah Paper, Inc.	23,100	239,085
NL Industries, Inc.	59,918	371,492
#*Northern Technologies International Corp.	3,000	23,250
Olympic Steel, Inc.	2,500	63,250
#*OM Group, Inc.	42,299	1,142,919
P.H. Glatfelter Co.	50,000	528,500
*Penford Corp.	38,934	229,711
*PolyOne Corp.	117,993	658,401
Quaker Chemical Corp.	2,300	47,380
*Ready Mix, Inc.	3,839	11,901
Reliance Steel & Aluminum Co.	50,700	1,849,536
*Rock of Ages Corp.	1,200	4,272
#*Rockwood Holdings, Inc.	14,772	293,667
*RTI International Metals, Inc.	35,400	733,134
#Schnitzer Steel Industries, Inc. Class A	5,700	246,468
Schweitzer-Maudoit International, Inc.	17,415	899,485

62

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†
Materials — (Continued)
*Solutia, Inc.	2,500	$27,500
*Spartech Corp.	18,620	178,193
#*Stillwater Mining Co.	22,462	139,264
*Synalloy Corp.	4,995	45,155
Temple-Inland, Inc.	44,500	687,525
Texas Industries, Inc.	46,594	1,551,114
#*Titanium Metals Corp.	7,100	61,060
*U.S. Concrete, Inc.	68,202	109,805
*Universal Stainless & Alloy Products, Inc.	6,709	101,239
Westlake Chemical Corp.	105,000	2,550,450
Weyerhaeuser Co.	311,975	11,337,172
Worthington Industries, Inc.	64,670	714,604
#*Zoltek Cos., Inc.	5,042	44,924

Total Materials		74,647,412

Other — (0.0%)
•#*ePresence, Inc. Escrow Shares	6,400	—
•*MAIR Holdings, Inc. Escrow Shares	1,415	—
•#*Pelican Financial, Inc. Escrow Shares	300	—
•*Petrocorp, Inc. Escrow Shares	900	54

Total Other		54

Telecommunication Services — (3.9%)
*Arbinet Corp.	3,200	7,008
AT&T, Inc.	2,510,122	64,434,832
CenturyTel, Inc.	16,863	547,373
D&E Communications, Inc.	23,654	264,925
*General Communications, Inc. Class A	44,592	274,241
#*Sprint Nextel Corp.	3,528,077	10,443,108
*SureWest Communications	15,836	139,674
Telephone & Data Systems, Inc.	80,200	2,375,524
Telephone & Data Systems, Inc. Special Shares	67,452	1,861,675
*United States Cellular Corp.	33,568	1,228,924
Verizon Communications, Inc.	566,352	16,758,356
*Xeta Corp.	18,366	45,456

Total Telecommunication Services		98,381,096

Utilities — (0.9%)
*AES Corp.	425,099	5,556,044
*Calpine Corp.	201,943	2,269,839
Maine & Maritimes Corp.	1,600	58,000
*Mirant Corp.	172,860	2,416,583
*Public Service Enterprise Group, Inc.	175,933	5,242,803
Questar Corp.	83,700	3,334,608
#*RRI Energy, Inc.	444,750	2,343,832
Unitil Corp.	1,800	37,242

Total Utilities		21,258,951

TOTAL COMMON STOCKS		2,278,554,755

RIGHTS/WARRANTS — (0.0%)
•*Enterprise Bancorp, Inc. Rights 11/19/09	600	—
•*Lantronix, Inc. Warrants	33	—

TOTAL RIGHTS/WARRANTS		—

TEMPORARY CASH INVESTMENTS — (0.5%)
BlackRock Liquidity Funds Tempcash Portfolio - Institutional Shares	13,814,176	13,814,176

63

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares/ Face Amount	Value†
	(000)
SECURITIES LENDING COLLATERAL — (8.2%)
§@DFA Short Term Investment Fund LP	202,493,142	$202,493,142
@Repurchase Agreement, Deutsche Bank Securities 0.08%, 11/02/09 (Collateralized by $1,886,910 FHLMC 5.793%(r), 01/01/37, valued at $1,059,989) to be repurchased at $1,029,122	$1,029	1,029,115

TOTAL SECURITIES LENDING COLLATERAL		203,522,257

TOTAL INVESTMENTS — (100.0%) (Cost $2,552,893,037)		$2,495,891,188

See accompanying Notes to Financial Statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The DFA Investment Trust Company

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The U.S. Large Cap Value Series, The DFA International Value Series, The DFA Emerging Markets Small Cap Series, The Canadian Small Company Series, The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Asia Pacific Small Company Series, The U.S. Large Company Series, The Emerging Markets Series, The Tax-Managed U.S. Equity Series, and The Tax-Managed U.S. Marketwide Value Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2009, and for the year then ended and have issued our unqualified report thereon dated December 23, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audits included an audit of the Series’ investment portfolios (the “Portfolios”) as of October 31, 2009 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Series’ management. Our responsibility is to express an opinion on these Portfolios based on our audits. In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 23, 2009

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)	This item is not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/ DAVID G. BOOTH
David G. Booth
Chairman, Director, President and
Chief Executive Officer

Date: January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ DAVID G. BOOTH
David G. Booth
Principal Executive Officer
Dimensional Investment Group Inc.

Date: January 4, 2010

By:	/s/ DAVID R. MARTIN
David R. Martin
Principal Financial Officer
Dimensional Investment Group Inc.

Date: January 4, 2010